Filed Pursuant to Rule 497

Registration Statement No. 333-217217

Prospectus Supplement

(to Prospectus dated August 12, 2019)

5,617,978 Shares

THL Credit, Inc.

Common Stock

We are offering directly to certain investors 5,617,978 shares of our common stock, par value $0.001 per share at a purchase price of $5.34 per share, which is the net asset value per share of our common stock as approved by our board of directors within 48 hours of the date hereof, pursuant to certain subscription agreements between us and the investors. We have not retained any underwriter or placement agent, and we will not pay any commission or underwriting discount in connection with this offering. Please refer to the section of this prospectus supplement titled “Plan of Distribution” for additional information.

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TCRD.” On April 16, 2020, the last reported sale price of a share of our common stock on the Nasdaq Global Select Market was $2.90.

This prospectus supplement and the accompanying prospectus contains important information about us that a prospective investor should know before investing in our common stock. Please read this prospectus supplement and the accompanying prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. The information is available free of charge by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge upon request. Information contained on our website is not incorporated by reference into this prospectus supplement and the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement and the accompanying prospectus.

An investment in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Shares of common stock of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value. In addition, the companies in which we invest are subject to special risks. See “Supplementary Risks” in this prospectus supplement, “Risks” beginning on page 20 of the accompanying prospectus and under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K to read about factors you should consider, including the risk of leverage, before investing in our common stock.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement and the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The shares will be ready for delivery on or about April 21, 2020.

The date of this prospectus April 17, 2020

PROSPECTUS SUPPLEMENT

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INFORMATION INCORPORATED BY REFERENCE

This prospectus supplement is part of a registration statement that we have filed with the SEC. Pursuant to the Small Business Credit Availability Act, we are allowed to “incorporate by reference” the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this prospectus supplement the documents listed below and any future filings we make with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”), including any filings on or after the date of this prospectus supplement from the date of filing (excluding any information furnished, rather than filed), until we have sold all of the offered securities to which this prospectus supplement relates or the offering is otherwise terminated. The information incorporated by reference is an important part of this prospectus supplement. Any statement in a document incorporated by reference into this prospectus supplement will be deemed to be automatically modified or superseded to the extent a statement contained in (1) this prospectus supplement or (2) any other subsequently filed document that is incorporated by reference into this prospectus supplement modifies or supersedes such statement. The documents incorporated by reference herein include:

•	our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 filed with the SEC on March 5, 2020 and the amendment thereto filed on March 30, 2020;

•	our Current Reports on Form 8-K filed with the SEC on February 4, 2020, March 5, 2020, March 13, 2020 and April 15, 2020 (other than any information furnished rather than filed);

•

our definitive Proxy Statement on Schedule 14A filed with the SEC on May 3, 2019 (to the extent explicitly incorporated by reference into our Annual Report on Form 10-K for the fiscal year ended December 31, 2018); and

•

the description of our common stock referenced in our Registration Statement on Form 8-A (No. 001-34410), as filed with the SEC on April 21, 2010, including any amendment or report filed for the purpose of updating such description prior to the termination of the offering of the common stock registered hereby.

We will provide without charge to each person, including any beneficial owner, to whom a copy of this prospectus supplement is delivered, upon written request of any such person, a copy of any or all of the documents that has been or may be incorporated by reference into this prospectus supplement (excluding certain exhibits to the documents) at no cost. Any such request may be made by contacting us in writing at the following address:

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

Email: www.THLCreditBDC.com.

You should rely only on the information incorporated by reference or provided in this prospectus supplement or accompanying prospectus. We have not authorized anyone to provide you with different or additional information, and you should not rely on such information if you receive it. We are not making an offer of or soliciting an offer to buy, any securities in any state or other jurisdiction where such offer or sale is not permitted. You should not assume that the information in this prospectus supplement or in the documents incorporated by reference is accurate as of any date other than the date on the front of this prospectus supplement or those documents.

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ABOUT THIS PROSPECTUS SUPPLEMENT

This document is in two parts. The first part is this prospectus supplement, which describes the terms of this offering of common stock and also adds to and updates information contained in the accompanying prospectus. The second part is the accompanying prospectus, which gives more general information and disclosure. To the extent the information contained in this prospectus supplement differs from the information contained in the accompanying prospectus, the information in this prospectus supplement shall control. You should read this prospectus supplement and the accompanying prospectus together with the additional information described under the heading, “Available Information” before investing in our common stock.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. Neither we nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, any shares of our common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information contained in this prospectus supplement and the accompanying prospectus is complete and accurate only as of their respective dates, regardless of the time of their delivery or sale of our common stock. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information different from or additional to the information in that prospectus.

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PROSPECTUS SUPPLEMENT SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus supplement, including “Supplementary Risks,” and the accompanying prospectus carefully, including “Risks,” and any information incorporated by reference, including under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K. Throughout this prospectus supplement and the accompanying prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” “First Eagle Alternative Credit,” “FEAC,” the “Advisor” or the “Administrator” refers to First Eagle Alternative Credit, LLC; “Greenway” refers to THL Credit Greenway Fund LLC; “Greenway II” refers to THL Credit Greenway Fund II LLC and related investment vehicle; “THL Credit Opportunities” refers to THL Credit Opportunities, L.P.; “BDC Holdings” refers to THL Credit Partners BDC Holdings, L.P.; “Logan JV” refers to THL Credit Logan JV LLC.

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC), or FEAC, and supervised by our board of directors, a majority of whom are independent of FEAC and its affiliates. Effective January 31, 2020, THL Credit Advisors LLC, the Company’s previous Advisor, merged into a newly formed subsidiary of First Eagle Investment Management, LLC (“First Eagle”), with THL Credit Advisors LLC as the surviving company. Immediately after closing of the transaction, THL Credit Advisors LLC changed its name to First Eagle Alternative Credit, LLC. See “The Advisor—Recent Transaction” for more information. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” in the accompanying prospectus and in our most recent Annual Report on Form 10-K for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “Certain Relationships” in the accompanying prospectus and in our most recent Annual Report on Form 10-K. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and

$25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through December 31, 2019, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over $2.2 billion in aggregate commitments to 128 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through December 31, 2019, we, along with our managed funds and separately managed accounts, have received $1.8 billion of proceeds from the realization of investments. The Company alone has received $1.5 billion of proceeds from the realization of its investments. As of December 31, 2019, our managed funds, THL Credit Greenway, LLC, or Greenway, and THL Credit Greenway II, LLC and its separately managed account, collectively Greenway II, have received distributions totaling $189.6 million, or 126.4% of committed capital, and $205.8 million, or 110.1% of the committed capital, respectively.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant U.S. Securities and Exchange Commission, or SEC, rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are also registered as an investment adviser under the Advisers Act.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage equal to up to one half of our total assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private securities to finance our investment objectives. See “Regulation” in the accompanying prospectus and in our most recent Annual Report on Form 10-K for discussion of BDC regulation and other regulatory considerations.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. See “Regulation” “ in the accompanying prospectus and in our most recent Annual Report on Form 10-K for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010 and on January 31, 2020 our Advisor was acquired by First Eagle. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)	First Eagle Alternative Credit is owned and controlled by First Eagle Investment Management, LLC.
(2)	First Eagle Alternative Credit SLS, LLC is a wholly-owned subsidiary of First Eagle Alternative Credit that focuses principally in investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly owned subsidiary of First Eagle Alternative Credit that focuses principally on investing in directly originated middle market loans that may require seasoning for other managed funds or accounts.

(7)

First Eagle Investment Management, LLC is a subsidiary of First Eagle Holdings, Inc., a holding company incorporated in Delaware. A controlling interest in FE Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company, is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in FE Holdings and First Eagle through BCP CC Holdings.

First Eagle Alternative Credit, LLC

Our investment activities are managed by our investment adviser, First Eagle Alternative Credit, LLC (formerly, THL Credit Advisors LLC), or FEAC. FEAC is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay FEAC a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

FEAC was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. FEAC is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. FEAC and its credit-focused affiliates managed assets of $17.3 billion as of December 31, 2019 across its two primary investment strategies: Direct Lending and Tradable Credit.

FEAC benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

FEAC’s Direct Lending strategy invests primarily in secured loans consisting of first lien senior secured, including unitranche investments, and, to a lesser extent, second lien facilities. In certain instances, FEAC’s Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

FEAC’s Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as advisor to THL Credit Senior Loan Fund (NYSE: TSLF) (“TSLF”), a diversified, closed-end management investment company. The Advisor may serve as investment adviser to additional private funds, registered closed-end funds and CLOs in the future. See “Certain Relationships” in this prospectus for information regarding the allocation of investment opportunities.

FEAC is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, FEAC has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

FEAC’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

FEAC has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Material Conflicts of Interests” in the accompanying prospectus, which is incorporated by reference into this prospectus.

FEAC also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

First Eagle Investment Management, LLC

The Advisor is owned by First Eagle. First Eagle provides investment advisory services primarily to mutual funds, private investment funds and institutional accounts. First Eagle managed and advised assets of

$101 billion as of December 31, 2019 across the following investment strategies: Global Value, International Value, High Yield, Gold, U.S. Value, and Global Income Builder. Through First Eagle and affiliates, we believe we achieve scale in Direct Lending, augmenting our competitiveness for originations as well as providing enhanced relationship network and sponsor relationships.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored issuers based in the middle market mainly in the United States. Our debt investments are composed of directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also may make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock and other similar securities, and direct equity co-investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and/or subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche. We also may provide advisory services to managed funds.

Market Opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. We believe that middle market companies are experiencing improved fundamentals driven by a stabilized economy and an increase in confidence. Middle market companies have recently displayed improvements in operating performance, resulting in stronger credit quality. Default levels remain relatively low, and volatility in the broader capital markets has eased, resulting in more middle market companies seeking growth capital at attractive lender credit metrics.

Meaningful availability of investable capital at private equity firms. Recent private equity data shows approximately $1.6 trillion of cash reserves that private equity fund managers are actively looking to allocate to transactions involving new or existing portfolio companies.1 Private equity funds will often prefer to support these transactions with debt securities, including first lien and second lien loans from sources such as us.

[1]	Source: Preqin Pro, Q4 2019.

Consolidation among commercial banks has reduced their focus on middle market business. We believe that many bank lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing issuers to reduce leverage. As a result, it allows us a greater opportunity to originate proprietary investment opportunities; a situation that we believe the investment professionals are equipped to capitalize upon as a result of their extensive experience.

Increased lending regulation has limited the ability of traditional lenders to provide capital to middle market companies. Heightened scrutiny of large bank institutions by regulatory bodies has prompted lending guidelines that have sought to limit leverage, deter banks from lengthening payment timelines and restrict banks from holding certain CLO securities. In response, banks have been participating less in the middle market lending arena, opening up opportunities for alternative lenders such as us. In addition to new lending activity, as companies look to refinance existing loans that do not abide by the current guidelines, the market opportunity should continue to expand.

Middle market companies are increasingly seeking lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. Middle market companies continue to seek lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of skilled, reliable and predictable providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of their businesses. We aim to develop a constructive partnership with its portfolio companies to help them navigate economic cycles and operational issues which will arise.

The large yet fragmented middle market may offer lenders more attractive economic terms compared to the more efficient, syndicated markets. Investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. Furthermore, private equity sponsors focused on the middle market seek lenders with domain expertise and certainty of closing rather than running a fully efficient arranger process. Directly originated investments in the middle market may, in our experience, permit higher yields on investments and may also benefit from other more favorable terms relative to the broadly syndicated market, including lower leverage, tighter covenant packages, stronger call protection, and greater control of a work-out process in the case of a default.

Investment Strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt investments tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity. Though it is not part of our investment strategy, we currently have, and may acquire in the future, control investments in portfolio companies. See “Risks—Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited” in the accompanying prospectus.

We will consider opportunities within all industries and do not have fixed guidelines for industry concentration. As of December 31, 2019, our portfolio investments spanned several industries and the largest industries represented and the percentage of our investment portfolio at fair value were as follows: (i) Consumer products and services at 14.32%; (ii) Healthcare at 14.10%; (iii) Business services at 11.70%; (iv) Industrials and manufacturing at 9.14%; and (v) IT services at 8.82%.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions in Investment Company Act imposes on us as a BDC.

Competitive Advantages

We believe that we possess the following competitive advantages over many other capital providers to middle market companies:

Experienced management team. As stated above, the Investment Committee Members are experienced and many have worked together extensively and together with their past investment experiences have invested through multiple business and credit cycles in a variety of credit products with the objective of generating attractive, long-term, risk-adjusted returns. Each of the Investment Committee Members brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive sourcing platform with a regional focus set up in Industry Verticals. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, we have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which THL Credit generates investment opportunities consistent with its investment strategy. We have activities and relationships with private equity sponsors, investment bankers, middle market senior lenders, commercial bankers (national, regional and local), lawyers, accountants and business brokers. We actively utilize these activities, relationships and networks to source and execute attractive investments, and maintain a database and set of reports where the details of all potential investment opportunities are tracked. Further, THL Credit believes the investment history and long-standing reputation of the Investment Committee Members provides THL Credit an early look at new investment opportunities.

Given our five-office footprint, we are closer to smaller, regional sponsors and have cultivated deep relationships with these private equity firms. In many cases, regional sponsors prefer to partner with local lenders. Once an investment opportunity is sourced by one of our fives offices, the opportunity is transitioned to a lead underwriter while the individual who originated the opportunity remains closely involved in a relationship management capacity. We cover four primary industry verticals: Business & Financial Services, Consumer, Healthcare and Information Services & Media. Given our emphasis on four primary industry verticals, we have a strong preference for industry or sector-focused funds and/or sponsors who specialize in only several sectors as opposed to generalist private equity firms. Many middle market sponsors do not staff an internal capital markets resource (i.e., one who maintains a database and network of debt financing partners/arrangers); as such, a sponsor’s deal team leader without this resource is directly responsible for arranging debt financing as part of his/her deal process on a case-by-case basis. Middle market sponsors with this profile appreciate the value proposition of partnering with a trusted, local relationship and respected lender with deep domain expertise.

Significant institutional expertise and brand recognition gained from investing approximately $3.6 billion in 158 companies between June 2009 and December 31 ,2019 across our direct lending credit strategy. We have developed the institutional knowledge and operational infrastructure required to successfully achieve our investment objectives. We benefit from proprietary deal flow from strong relationships with sponsors cultivated over ten years of doing business in the middle market. Our comprehensive underwriting methodology and monitoring processes have been implemented across all five regional offices. Additionally, the Investment Committee Members are supported by an experienced operational and administrative team. Our underwriting team is centrally located in Chicago alongside the investment professionals of our tradable credit strategy creating an open, collaborative and centralized credit culture. We regularly collaborate with the tradable credit industry experts which has created significant synergies and idea generation.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics and implement a repeatable underwriting process that enables our investment committee to make well- reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, we perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies, which include, among other things: (i) value orientation/positive cash flow; (ii) seasoned management team with significant equity ownership; (iii) strong competitive position; and (iv) exit strategy. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects.

Underwriting Process

We employ an extensive due diligence approach tailored to each particular investment opportunity. To begin, we review the information memorandum that the company presenting the investment opportunity or its intermediary has prepared, and discuss the opportunity at a high level with the company’s management team, the sponsor or the intermediary, as applicable.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by us. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to FEAC’s investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of securities for each particular investment and negotiating the best and most favorable terms.

Investment Structure

In order to achieve our investment objective, we invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities and direct equity investments. Typically, our investments will be approximately $5 million to $25 million of capital per transaction and have maturities of five to seven years. In determining whether a prospective investment satisfies our investment criteria, we generally seek a high total return potential on a risk-adjusted basis, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the company to achieve its business plan and improve its profitability.

Supervising

Supervision of our investments involves employing active monitoring methods and developing strong underlying management teams at each portfolio company.

Monitoring

We employ the use of board observation and/or information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

Taxation

We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we timely distribute to our stockholders. To maintain our qualification as a RIC, we must, among other things, meet certain source of income and asset diversification requirements. In addition, in order maintain our RIC tax treatment, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Tax Matters” in the accompanying prospectus.

We intend to timely distribute to our stockholders, for each taxable year, substantially all of our taxable income, except that we may in the future decide to retain some or all of our net capital gain for reinvestment and, depending on the level of taxable income earned in a particular year, we may choose not to distribute all of such taxable income and pay a non-deductible 4% federal excise tax on the undistributed income.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Supplementary Risks” in this prospectus supplement, “Risks” in the accompanying prospectus and, under the caption, “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K. With certain limited exceptions, we are currently only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% (or 150% if certain requirements are met) after such borrowing. As of December 31, 2019, we had $177.8 million of borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Recent Developments

On December 8, 2019, THL Credit Advisors LLC and First Eagle Investment Management, LLC (“First Eagle”) entered into a definitive agreement, whereby First Eagle agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of First Eagle with and into the Advisor, with the Advisor as the surviving company (the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, the Advisor changed its name to First Eagle Alternative Credit, LLC.

The Transaction resulted in a change of control of the Advisor and an “assignment” of the prior investment management agreement (“Prior Investment Management Agreement”) between us and the Advisor under the 1940 Act, meaning that the Prior Investment Management Agreement terminated automatically by its terms. On January 28, 2020, our Board unanimously approved an interim management agreement (the “Interim Investment Management Agreement”) that includes substantially the same terms as the Prior Investment Advisory Agreement. The Interim Investment Management Agreement became effective January 31, 2020.

On January 28, 2020, our Board also unanimously approved a new investment management agreement (the “New Investment Management Agreement”) between us and the Advisor. All material terms of the New Investment Management Agreement will remain unchanged from the material terms of the Prior Investment Advisory Agreement. The New Investment Management Agreement is subject to stockholder approval. Advisory fees earned under the Interim Investment Management Agreement will be escrowed pending stockholder approval of the New Investment Management Agreement.

In connection with the Transaction, First Eagle and the sellers of the Advisor, including certain members of management of the Advisor (collectively, the “Investors”), agreed, subject to the satisfaction of certain conditions, to purchase newly issued common stock of ours at the net asset value per share determined as of a time within forty-eight hours prior to the sale (excluding Sundays and holidays) in one or more primary issuances. On March 3, 2020, we entered into a commitment letter (the “Commitment Letter”) with First Eagle and the Investors. Pursuant to the Commitment Letter, First Eagle and the Investors agreed to purchase from us, in aggregate, approximately $30 million of our common stock in a publicly registered issuance on or before April 21, 2020. First Eagle and the Investors committed to purchase the shares at our net asset value per share, as approved in accordance with the 1940 Act. First Eagle’s share of the commitment is approximately $20 million and the Investors’ share is approximately $10 million. Using our net asset value per share of $5.34 as of April 15,

2020, the issuance will increase First Eagle’s (including through its subsidiaries) and all Investors’ aggregate share ownership from approximately 4.96% to approximately 20.08% of our total outstanding common stock, based on our outstanding shares as of April 16, 2020 plus the number of shares to be issued pursuant to the Commitment Letter and this offering.

On March 3, 2020, our Board approved using the proceeds from the issuance of our stock pursuant to the Commitment Letter to repurchase shares of our common stock at a price below net asset value per share pursuant to a cash tender offer, contingent upon (i) stockholders’ approval of the New Investment Management Agreement by and between us and the Advisor and (ii) our common stock trading at a discount to net asset value per share on the date of such approval.

On March 3, 2020, we approved a proposal from the Advisor to irrevocably waive management and incentive fees for us for the period from July 1, 2020 through December 31, 2020, assuming our stockholders approve the New Investment Management Agreement by and between us and the Advisor.

From January 1, 2020 through April 16, 2020, we made three new investments totaling $17.8 million at par at average yield based upon cost at time of investment of 7.0% and revolver and delayed draw fundings totaling $17.3 million. Additionally, from January 1, 2020 through April 16, 2020, we sold our eight first lien senior secured broadly syndicated investments for total proceeds of $23.3 million and we sold our first lien senior secured term loan in MB Medical for proceeds of $2.6 million.

From January 1, 2020 through March 10, 2020, we repurchased 341,310 shares of common stock for a total cost of $2.2 million as part of a previously approved 10b5-1 Stock Repurchase Plan. This brings the total shares repurchased since adoption of the $10.0 million stock repurchase program on December 16, 2019 to 409,052 shares at an aggregate cost of $2.6 million. The 10b5-1 Stock Repurchase Plan was terminated on March 10, 2020.

On March 3, 2020, our Board declared a dividend of $0.21 per share payable on March 31, 2020 to stockholders of record at the close of business on March 20, 2020.

On April 14, 2020, we entered into Amendment No. 5 to Second Amended and Restated Senior Secured Revolving Credit Agreement (“Amendment No. 5”). Amendment No. 5 amended our Second Amended and Restated Senior Secured Revolving Credit Agreement (the “Facility”). Amendment No. 5, among other things, (i) reduced the size of the commitments thereunder to $120 million, (ii) lowered the testing levels of certain financial covenants, (iii) increased the interest rate, (iv) limited certain asset transfers, and (v) prohibited share repurchases for a period of 12 months, excluding the previously disclosed self-tender, subject to no event of default under the Facility. In connection with Amendment No. 5, the Company suspended its previously announced share repurchase program indefinitely.

On April 16, 2020, our Board approved a NAV for April 15, 2020 of $5.34.

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

•	Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

•

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

•

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees. The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net value per share of our common stock, affect our ability to pay dividends and service our contractual obligations, and may negatively impact the market price of shares of our common stock.

•	We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax status as a RIC.

•

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation. You may lose all or part of your investment in our securities.

See “Supplementary Risks” in this prospectus supplement, “Risks” in the accompanying prospectus and under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.THLCreditBDC.com. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 202-551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses of the Company and its consolidated subsidiaries that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus supplement or the accompanying prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company. In the event that shares to which this prospectus supplement or the accompanying prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	—%
Offering Expenses (as a percentage of offering price)	—	%(1)
Dividend Reinvestment Plan Fees	—	%(2)
Total Stockholder Transaction Expenses (as a percentage of offering price)	—%

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(3)
Base Management Fees	2.63	%(4)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	0.00	%(5)
Interest Payments on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)	5.12	%(6)
Other Expenses	2.00	%(7)
Acquired Fund Fees and Expenses	5.34	%(8)
Total Annual Expenses	15.09	%(9)

(1)	The Advisor has agreed to pay the offering expenses of approximately $0.1 million.
(2)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”
(3)	The consolidated net assets attributable to common shares used to calculate the percentages in this table is our net assets of $229.5 million as of December 31, 2019.
(4)

Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment management agreement.” The management fee referenced in the table above is based upon the actual amounts incurred during the year ended December 31, 2019. Further, our Advisor has agreed to waive management and incentive fees for the Company for the period from July 1, 2020 through December 31, 2020, assuming the Company’s stockholders approve the new investment management agreement by and between the Company and the Advisor. Such waivers are not included in this calculation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus and footnote 7 below. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.

(5)

Assumes incentive fees that would have been earned by the Advisor, excluding the impact of realized and unrealized losses in the portfolio, remain consistent for the year ended December 31, 2019, before giving effect to the waiver described below. We did not accrue any capital gain incentive fees during the year ended December 31, 2019. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred, excluding the impact of realized and unrealized losses in the portfolio, during the year ended December 31, 2019. Further, our Advisor has agreed to waive management and incentive fees for the Company for the period from July 1, 2020 through December 31, 2020, assuming the Company’s stockholders approve the new investment management agreement by and between the Company and the Advisor. Such waivers are not included in this calculation. For more detailed information about incentive fees payable to the Advisor under the terms of the Investment Management Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Investment Management Agreement,” and Note 4 to our consolidated financial statements as of December 31, 2019 in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus.
(6)

We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our common stockholders. Interest payments on borrowed funds represents interest expense and non-use commitment fees related to our $120.0 million (amended from $190.0 million facility size) revolving credit facility with ING Capital LLC, or the Revolving Facility, interest expense related to our 2022 Notes and 2023 Notes, and amortization of deferred financing costs. Interest expense is calculated based upon $81.7 million outstanding on the Revolving Facility as of March 31, 2020 at an interest rate of 3.625% (interest rate as of April 14, 2020 reflecting adjusted interest spread from April 14, 2020 amendment) and amounts outstanding on our notes payable at an interest rate of 6.75% on $60.0 million 2022 Notes and 6.125% on $51.6 million 2023 Notes as of March 31, 2020. Non-use commitment fees related to the Revolving Facility is based upon unused commitments calculated as the current Revolving Facility commitment size of $120.0 million less $66.2 million outstanding on the Revolving Facility as of December 31, 2019. Amortization of deferred financing costs is based upon actual amounts incurred during the three months ended December 31, 2019, annualized for a full year.

(7)

Other expenses include overhead expenses for the current fiscal year based on amounts incurred during the three months ended December 31, 2019 annualized for a full year, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. Other expenses also include income tax provision, excise and other taxes incurred during the three months ended December 31, 2019, annualized for a full year. The Administrator performs services under the Administration Agreement at cost. See “The Advisor—Administration agreement.”

(8)

Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of Gryphon Partners 3.5, L.P., Freeport Financial SBIC Fund LP and THL Credit Logan JV LLC, which are our only Acquired Funds as of December 31, 2019. Such fees and expenses are netted against distributions received by the Company. The Total Annual Expenses presented in this table do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the notes to financial statements contained in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus, which reflects our operating expenses and does not include Acquired Fund Fees and Expenses.

(9)	Total annual expenses as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses would be for a company that is not leveraged.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 8 above for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement and any related free writing prospectus will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee)	$158	$427	$638	$997

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, which results in a capital gains incentive fee earned, the projected dollar amount of total cumulative expenses set forth in the above illustration and the capital gains incentive fee would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to a capital gains incentive fee)	$167	$445	$662	$1,016

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $30.0 million. The Advisor has agreed to pay the offering expenses of approximately $0.1 million. We intend to use the net proceeds from this offering to repurchase shares of our common stock pursuant to a cash tender offer, subject to (i) our stockholders’ approval of the New Investment Management Agreement by and between us and the Advisor and (ii) our common stock trading at a discount to net asset value per share on the date of such approval, and subject to any applicable regulatory or contractual restrictions. If the New Investment Management Agreement is approved, our Board will determine the purchase price for the cash tender offer. If the tender offer is not made or not fully subscribed, the net proceeds from this offering will be used to repay certain of our indebtedness, including the repayment of a portion of the $81.7 million of debt outstanding under our Revolving Facility, as of March 31, 2020, which debt currently bears interest at rates of 3.625%. Through reborrowing under our Revolving Facility, we intend to invest in debt and equity securities of middle market companies in accordance with our investment objective and strategies described in this prospectus supplement and the accompanying prospectus.

Pending the use of the proceeds for a cash tender or to repay debt, we will invest the remaining net proceeds of an offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt investments that mature in one year or less. These securities may have lower yields than our other investments and accordingly may result in lower distributions, if any, during such period. See “Regulation—Temporary investments” and in the accompanying prospectus and “—The Advisor—Investment management agreement”.

SUPPLEMENTARY RISKS

Major public health issues, and specifically the novel coronavirus COVID-19, could have an adverse impact on our financial condition and results of operations and other aspects of our business.

We are closely monitoring developments related to the COVID-19 pandemic to assess its impact on our business; while, due to the evolving and highly uncertain nature of this event, it currently is not possible to estimate its impact precisely, the COVID-19 pandemic could impact our business, financial condition, results of operations, liquidity or prospects in a number of ways. For instance, our investment portfolio (and, specifically, the valuations of investment assets we hold) has been, and may continue to be, adversely affected as a result of market developments from the COVID-19 pandemic and uncertainty regarding its outcome. Moreover, changes in interest rates, reduced liquidity or a continued slowdown in U.S. or global economic conditions may also adversely affect our business, financial condition, results of operations, liquidity or prospects. Further, extreme market volatility may leave us unable to react to market events in a prudent manner consistent with our historical practices in dealing with more orderly markets. Although it is impossible to predict with certainty the potential full magnitude of the business and economic ramifications, COVID-19 has impacted, and may further impact, our business in various ways, including but not limited to:

•

From an operational perspective, our Advisor’s employees, as well as the workforces of our vendors, service providers and counterparties, may also be adversely affected by the COVID-19 pandemic or efforts to mitigate the pandemic, including government-mandated shutdowns, requests or orders for employees to work remotely, and other social distancing measures, in the U.S., which could result in an adverse impact on our ability to conduct our business;

•	While the market dislocation caused by COVID-19 may present attractive investment opportunities, due to increased volatility in the financial markets, we may not be able to complete those investments;

•

If the impact of COVID-19 continues, we may have more limited opportunities to successfully exit existing investments, due to, among other reasons, lower valuations, decreased revenues and earnings, or lack of potential buyers with financial resources to pursue an acquisition, resulting in a reduced ability to realize value from such investments;

•

Our portfolio companies are facing or may face in the future increased credit and liquidity risk due to volatility in financial markets, reduced revenue streams, and limited or higher cost of access to preferred sources of funding, which may result in potential impairment of our investments. Changes in the debt financing markets are impacting, or, if the volatility in financial market continues, may in the future impact, the ability of our portfolio companies to meet their respective financial obligations;

•

Borrowers of loans, notes and other credit instruments in our portfolio may be unable to meet their principal or interest payment obligations or satisfy financial covenants, resulting in a decrease in value of our investments and lower than expected return. In addition, for variable interest instruments, lower reference rates resulting from government stimulus programs in response to COVID-19 could lead to lower interest income;

•

Many of our portfolio companies operate in industries that are materially impacted by COVID-19, including but not limited to healthcare, travel, entertainment and hospitality. Many of these companies are facing operational and financial hardships resulting from the spread of COVID-19 and related governmental measures, such as the closure of stores, restrictions on travel, quarantines or stay-at-home orders. If the disruptions caused by COVID-19 continue and the restrictions put in place are not lifted, the businesses of these portfolio companies could suffer materially or become insolvent, which would decrease the value of our investments;

•

An extended period of remote working by our Advisor’s employees could strain its technology resources and introduce operational risks, including heightened cybersecurity risk. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic; and

•

COVID-19 presents a significant threat to our Advisor’s employees’ well-being and morale. While our Advisor has implemented a business continuity plan to protect the health of its employees and has contingency plans in place for key employees or executive officers who may become sick or otherwise unable to perform their duties for an extended period of time, such plans cannot anticipate all scenarios, and our Advisor may experience potential loss of productivity or a delay in the roll out of certain strategic plans.

CAPITALIZATION

The following table set forth our actual capitalization at December 31, 2019. You should read this table together with “Use of Proceeds” and our consolidated statement of assets and liabilities incorporated herein by reference.

As of December 31, 2019 (dollar amounts in thousands)
Assets:
Cash	$5,890
Investments at fair value	$384,125
Other assets	$21,883

Total assets	$411,898
Liabilities:
Revolving facility(1)	$66,161
Term loan facility(1)	$108,866
Other Liabilities	$7,416

Total Liabilities	$182,443
Net assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized, 30,022 shares issued and outstanding	$30
Capital in excess of par value	$415,596
Accumulated deficit	$(186,171)

Total net assets	$229,455

(1)

The above table reflects the carrying value of indebtedness outstanding as of December 31, 2019. As of December 31, 2019, indebtedness under the Revolving Facility and Term Loan Facility was $66.2 million and $111.6 million, respectively. The net proceeds from the sale of our common stock in this offering are expected to be used to repurchase shares of our common stock pursuant to a cash tender offer. If the tender offer is not made or not fully subscribed, the net proceeds will be used to pay down outstanding indebtedness under the Revolving Facility. See “Use of Proceeds” in this prospectus supplement for additional information.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the Nasdaq Global Select Market under the symbol “TCRD.” The following table sets forth the range of high and low sales prices of our common stock as reported on the Nasdaq Global Select Market, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

	NAV(1)	Sales Price		Premium/ Discount of High Sales Price to NAV(2)	Premium/Discount of Low Sales Price to NAV(2	Declared Distributions
		High	Low
Year Ended December 31, 2020
First Quarter	*	$6.85	$1.56	* %	* %	$0.21

Year Ended December 31, 2019
First Quarter	$8.96	$7.40	$6.19	(17)%	(31)%	$0.21
Second Quarter	$8.49	$6.96	$6.41	(18)%	(24)%	$0.21
Third Quarter	$8.34	$7.01	$6.42	(16)%	(23)%	$0.21
Fourth Quarter	$7.64	$6.98	$6.31	(9)%	(17)%	$0.21

Year Ended December 31, 2018
First Quarter	$10.44	$9.25	$7.75	(11)%	(26)%	$0.27
Second Quarter	$10.23	$8.40	$7.75	(18)%	(24)%	$0.27
Third Quarter	$10.10	$8.74	$7.84	(13)%	(22)%	$0.27
Fourth Quarter	$9.15	$8.12	$5.91	(11)%	(35)%	$0.27

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period and are attributable to THL Credit, Inc. and exclude the consolidated non-controlling interest.

(2)	Calculated as of the respective high or low sales price premium or discount divided by NAV, minus 1.
*	NAV for this period has not been determined.

The last reported price for our common stock on April 16, 2020 was $2.90 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Distributions

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our tax treatment as a RIC, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. We would make any such decision based on, among other things, our liquidity, leverage, current investment opportunities, and our determination as to whether the proceeds from such capital gains would be more accretive to stockholders in the long-term in the form of a distribution, growing our investment portfolio, or reducing our borrowings outstanding. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our distributions declared and paid or to be paid on all shares including dividends reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 5, 2010	September 2, 2010	September 30, 2010	$0.05	—
November 4, 2010	November 30, 2010	December 28, 2010	$0.10	—
December 14, 2010	December 31, 2010	January 28, 2011	$0.15	—
March 10, 2011	March 25, 2011	March 31, 2011	$0.23	—
May 5, 2011	June 15, 2011	June 30, 2011	$0.25	—
July 28, 2011	September 15, 2011	September 30, 2011	$0.26	—
October 27, 2011	December 15, 2011	December 30, 2011	$0.28	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.29	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.05	—
May 2, 2012	June 15, 2012	June 29, 2012	$0.30	—
July 26, 2012	September 14, 2012	September 28, 2012	$0.32	—
November 2, 2012	December 14, 2012	December 28, 2012	$0.33	—
December 20, 2012	December 31, 2012	January 28, 2013	$0.05	—
February 27, 2013	March 15, 2013	March 29, 2013	$0.33	—
May 2, 2013	June 14, 2013	June 28, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.08	—
October 30, 2013	December 16, 2013	December 31, 2013	$0.34	—
March 4, 2014	March 17, 2014	March 31, 2014	$0.34	—
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	—
August 7, 2014	September 15, 2014	September 30, 2014	$0.34	—
November 4, 2014	December 15, 2014	December 31, 2014	$0.34	—
March 6, 2015	March 20, 2015	March 31, 2015	$0.34	—
May 5, 2015	June 15, 2015	June 30, 2015	$0.34	—
August 4, 2015	September 15, 2015	September 30, 2015	$0.34	—
November 3, 2015	December 15, 2015	December 31, 2015	$0.34	—
March 8, 2016	March 21, 2016	March 31, 2016	$0.34	—
May 3, 2016	June 15, 2016	June 30, 2016	$0.34	—
August 2, 2016	September 15, 2016	September 30, 2016	$0.34	—
November 8, 2016	December 15, 2016	December 30, 2016	$0.27	—
March 7, 2017	March 20, 2017	March 31, 2017	$0.27	—
May 5, 2017	June 15, 2017	June 30, 2017	$0.27	—
August 1, 2017	September 15, 2017	September 29, 2017	$0.27	—
November 7, 2017	December 15, 2017	December 29, 2017	$0.27	—
March 2, 2018	March 20, 2018	March 30, 2018	$0.27	—
May 1, 2018	June 15, 2018	June 29, 2018	$0.27	—

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 7, 2018	September 14, 2018	September 28, 2018	$0.27	—
November 6, 2018	December 14, 2018	December 31, 2018	$0.27	—
March 5, 2019	March 20, 2019	March 29, 2019	$0.21	—
May 7, 2019	June 14, 2019	June 28, 2019	$0.21	—
August 6, 2019	September 16, 2019	September 30, 2019	$0.21	—
October 31, 2019	December 16, 2019	December 31, 2019	$0.21	—
March 3, 2020	March 20, 2020	March 31, 2020	$0.21	—

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level. We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated earnings and profits would generally be treated as a return of capital to the extent of a shareholder’s adjusted tax basis in our shares. If a shareholder’s tax basis is reduced to zero, the shareholder would generally treat any remaining distributions in excess of our current and accumulated earnings and profits as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Each year, a statement on Form 1099-DIV identifying the source of the distributions will be sent to our U.S. stockholders of record (other than certain exempt recipients). Our board of directors presently intends to declare and pay quarterly distributions. Our ability to make distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The tax character of distributions declared and paid in 2019 represented $26.2 million from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2018 represented $35.2 million from ordinary income, $0 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2019 and 2018 were $0.3 million and $0.3 million, respectively.

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax when distributed to foreign accounts. A RIC is permitted to designate distributions in the form of dividends that represent interest income from U.S. sources (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of December, 2019, the percentage of 2019 income estimated as qualified interest income for tax purposes was 79.3%.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

In addition to factors previously identified elsewhere in this prospectus supplement and the accompanying prospectus, including the “Supplementary Risks” section of this prospectus supplement, the “Risks” section of the accompanying prospectus and under the caption “Risk Factors” and elsewhere in our most recent Annual Report on Form 10-K, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus supplement and the accompanying prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last 10 fiscal years. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2019, is attached as an exhibit to the registration statement of which this prospectus is a part. The “ —” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Facility
Fiscal 2019	$66,161	$2,275	$—	N/A
Fiscal 2018	$107,657	$2,322	$—	N/A
Fiscal 2017	$167,317	$2,230	$—	N/A
Fiscal 2016	$107,861	$2,314	$—	N/A
Fiscal 2015	$152,151	$2,219	$—	N/A
Fiscal 2014	$188,351	$2,286	$—	N/A
Fiscal 2013	$111,300	$3,217	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A
Term Loan Facility
Fiscal 2016	$75,000	$2,314	$—	N/A
Fiscal 2015	$106,500	$2,219	$—	N/A
Fiscal 2014	$106,500	$2,286	$—	N/A
Fiscal 2013	$93,000	$3,217	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$—	$—	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

2021 Notes
Fiscal 2017	$50,000	$2,230	$—	$1,021
Fiscal 2016	$50,000	$2,314	$—	$1,011
Fiscal 2015	$50,000	$2,219	$—	$1,015
Fiscal 2014	$50,000	$2,286	$—	$1,023

2022 Notes
Fiscal 2019	$60,000	$2,275	$—	$1,014
Fiscal 2018	$60,000	$2,322	$—	$1,022
Fiscal 2017	$60,000	$2,230	$—	$1,036
Fiscal 2016	$60,000	$2,314	$—	$1,012
Fiscal 2015	$35,000	$2,219	$—	$997

2023 Notes
Fiscal 2019	$51,607	$2,275	$—	$1,033
Fiscal 2018	$51,607	$2,322	$—	$1,005

Total Senior Securities
Fiscal 2019	$177,768	$2,275	$—	N/A
Fiscal 2018	$219,264	$2,322	$—	N/A
Fiscal 2017	$277,317	$2,230	$—	N/A
Fiscal 2016	$292,861	$2,314	$—	N/A
Fiscal 2015	$343,651	$2,219	$—	N/A
Fiscal 2014	$344,851	$2,286	$—	N/A
Fiscal 2013	$204,300	$3,217	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Not applicable, except for with respect to the 2021 Notes, the 2022 Notes and the 2023 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market price per unit for each of the 2021 Notes, the 2022 Notes and the 2023 Notes is based on the average daily closing prices as reported on the NYSE during the period presented and is expressed per $1,000 of indebtedness.

PORTFOLIO COMPANIES

The following tables set forth certain information as of December 31, 2019 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies. Amounts are presented in thousands.

THL Credit Inc. and Subsidiaries

Consolidated Schedule of Investments

December 31, 2019

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments —105.55% of net asset value
1-800 Hansons, LLC
977 E 14 Mile Rd Troy, MI 48083	Consumer products and services	First lien senior secured debt	9.4% (LIBOR + 7.5%) (8.4% Cash + 1.0% PIK) 8.4% (LIBOR + 6.5%)	10/19/2017	10/19/2022		$3,755	$3,716	$3,529
		First lien senior secured debt(8)		10/19/2017	10/19/2022		209	206	197

								$3,922	$3,726
3SI Security Systems
101 Lindenwood Drive Suite 200 Malvern, PA 19355	Business services	First lien senior secured debt	7.7% (LIBOR + 5.8%)	12/17/2019	6/16/2023		$4,126	$4,085	$4,084

								$4,085	$4,084
ABC Legal Services, LLC
633 Yesler Way, Seattle, WA 98104	Business services	First lien senior secured debt	7.4% (LIBOR + 5.3%)	6/21/2019	6/21/2024		$7,255	$7,141	$7,182
		First lien senior secured debt(8)(9)	7.4% (LIBOR + 5.3%)	6/21/2019	6/21/2024		—	(10)	—

								$7,131	$7,182
Abe Investment Holdings, Inc.
601 North 34th Street, Seattle, Washington 98103	Media, entertainment and leisure	First lien senior secured debt(26)	6.3% (LIBOR + 4.5%)	11/13/2019	2/19/2026		$2,992	$2,926	$3,006

								$2,926	$3,006
Alex Toys, LLC
251 Union St. Northvale, NJ 07647	Consumer products and services	Equity investments(10)(12)(13)(18)		5/22/2015		0.72%	154	$1,000	$—
		Equity investments (10)(12)(13)(17)		6/22/2016	6/12/2021	7.16%	121	888	—

								$1,888	$—
Allied Wireline Services, LLC
3200 Wilcrest Dr #170, Houston, TX 77042	Energy / utilities	First lien senior secured debt	11.3% (LIBOR + 9.5%)	2/28/2014	6/30/2020		$9,632	$9,632	$8,668
		Equity investments(10)(13)(18)		2/28/2014		0.54%	618,868	619	—
		Warrants(13)		2/28/2014		0.44%	501,159	175	—

								$10,426	$8,668
Alpine SG, LLC
1333 N California Blvd, Suite 448, Walnut Creek, CA 94596	IT services	First lien senior secured debt	8.4% (LIBOR + 6.5%)	4/9/2019	11/16/2022		$1,316	$1,306	$1,306
		First lien senior secured debt	8.4% (LIBOR + 6.5%)	4/9/2019	11/16/2022		659	654	654

								$1,960	$1,960

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
BCDI Rodeo Dental Buyer, LLC
1141 US-77 BUS #G, San Benito, TX 78586	Healthcare	First lien senior secured debt	6.9% (LIBOR + 5.0%)	5/14/2019	5/14/2025		$5,787	$5,735	$5,700
		First lien senior secured debt(8)	6.8% (LIBOR + 5.0%)	5/14/2019	5/14/2025		808	793	808
		First lien senior secured debt(8)	6.9% (LIBOR + 5.0%)	5/14/2019	5/14/2025		—	—	—

								$6,528	$6,508
Cambrex Corporation
1 Meadowlands Plaza # 1510, East Rutherford, NJ 07073	Healthcare	First lien senior secured debt(26)	6.7% (LIBOR + 5.0%)	11/22/2019	12/4/2026		$3,000	$2,941	$2,998

								$2,941	$2,998
Certify, Inc.
20 York St., Suite 201, Portland, ME 04101	IT services	First lien senior secured debt(8)	7.6% (LIBOR + 5.8%)	2/28/2019	2/28/2024		$11	$10	$11
		First lien senior secured debt(25)	7.6% (LIBOR + 5.8%)	2/28/2019	2/28/2024		105	103	104
		First lien senior secured debt	7.6% (LIBOR + 5.8%)	2/28/2019	2/28/2024		1,544	1,523	1,528
		Equity investments(18)		2/28/2019		0.02%	841	175	224

								$1,811	$1,867
Communication Technology Intermediate
33 Locke Drive, Marlboro, MA 01752	Business services	First lien senior secured debt(7)	7.9% (LIBOR + 6.0%)	8/26/2019	8/26/2024		$8,092	$7,938	$7,939
		First lien senior secured debt(7)(8)	7.9% (LIBOR + 6.0%)	8/26/2019	8/26/2024		304	290	304

								$8,228	$8,243
Evergreen Services Group, LLC
1 California St., Suite 2900 San Francisco, CA 94111	IT services	First lien senior secured debt	7.9% (LIBOR + 6.0%)	11/13/2018	6/6/2023		$9,433	$9,362	$9,339

								$9,362	$9,339
Freeport Financial SBIC Fund LP
300 North LaSalle, Suite 5300 Chicago, IL 60654	Financial services	Investments in funds(14)(21)		6/14/2013		4.89%		$2,957	$3,092

								$2,957	$3,092
Gener8, LLC
500 Mercury Drive Sunnyvale CA 94085	Business services	First lien senior secured debt	7.3% (LIBOR + 5.5%)	8/14/2018	8/14/2023		$5,925	$5,860	$5,925
		First lien senior secured debt(8)(9)	7.3% (LIBOR + 5.5%)	8/14/2018	8/14/2023		—	(16)	—

								$5,844	$5,925
Gryphon Partners 3.5, L.P.
One Market Plaza, Steuart Tower, 24th Fl, San Francisco, CA, 94105	Financial services	Investments in funds (14)(21)		11/20/2012		0.42%		$399	$493

								$399	$493

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Guidehouse LLP
1200 19th Street, NW, Suite 700, Washington, DC 20036	Business services	First lien senior secured debt(26)	6.3% (LIBOR + 4.5%)	11/13/2019	5/1/2025		$2,992	$2,970	$2,976

								$2,970	$2,976
HealthDrive Corporation
888 Worcester Street, Wellesley, MA 02482	Healthcare	First lien senior secured debt	7.6% (LIBOR + 5.8%)	12/21/2018	12/21/2023		$9,900	$9,821	$9,900
		First lien senior secured debt(8)(9)	7.6% (LIBOR + 5.8%)	12/21/2018	12/21/2023		—	(14)	—

								$9,807	$9,900
Helios Software Holdings Inc.
1345 Avenue of Americas, 49th FL New York, NY 10105	IT services	First lien senior secured debt(26)	6.2% (LIBOR + 4.3%)	11/25/2019	10/1/2025		$3,000	$2,974	$2,984

								$2,974	$2,984
Holland Intermediate Acquisition Corp.
309 West 7th Street, Suite 300 Fort Worth, TX 76102	Energy / utilities	First lien senior secured debt (19)	10.9% (LIBOR + 9.0%)	5/29/2013	5/29/2020		$21,323	$21,323	$6,823
		First lien senior secured debt(8)(19)	10.9% (LIBOR + 9.0%)	5/29/2013	5/29/2020		—	—	—

								$21,323	$6,823
Igloo Products Corp.
777 Igloo Road Katy, TX 77494	Consumer products and services	First lien senior secured debt	12.0% (LIBOR + 10.0%) (11.3% Cash + 0.8% PIK)	3/28/2014	3/28/2023		$21,423	$21,401	$20,566
		Equity investments(18)		4/30/2014		0.66%	1,902	1,716	373

								$23,117	$20,939
IRC Opco LLC
401 N. Michigan Avenue, Suite 1200, Chicago, IL 60611	Healthcare	First lien senior secured debt	7.1% (LIBOR + 5.3%)	1/4/2019	1/4/2024		$5,400	$5,359	$5,400
		First lien senior secured debt(8)(9)	7.2% (LIBOR + 5.3%)	1/4/2019	1/4/2024		—	(6)	—

								5,353	$5,400
It’s Just Lunch International LLC
75430 Gerald Ford Drive, Suite 124, Palm Desert, CA 92211	Media, entertainment and leisure	First lien senior secured debt	10.3% (LIBOR + 8.5%)	7/28/2016	7/28/2021		$5,500	$5,465	$5,500

								$5,465	$5,500
Matilda Jane Holdings, Inc.
4031 Merchant Road Fort Wayne, IN 46818	Consumer products and services	First lien senior secured debt	10.3% (LIBOR + 8.5%)	4/28/2017	4/28/2022		$11,427	$11,305	$9,713
		Equity investments(12)(17)		4/28/2017		0.99%	488,896	489	—

								$11,794	$9,713
Merchants Capital Access, LLC
525 Broadhollow Rd #200, Melville, NY 11747	Financial services	Second lien debt(14)	12.4% (LIBOR + 10.5%)	4/20/2015	4/20/2021		$12,000	$11,946	$12,000

								$11,946	$12,000

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
MeriCal, LLC	Consumer products and services
2995 East Miraloma Avenue, Anaheim, CA 92806		First lien senior secured debt	7.7% (LIBOR + 5.8%)	11/16/2018	11/16/2021		$7,491	$7,491	$7,247
		Equity investments(10)(12)(17)		9/30/2016		0.66%	521	505	284
		Equity investments(10)(12)(17)		9/30/2016		0.75%	5,334	10	—

								$8,006	$7,531
MB Medical Operations LLC
1256 Main Street, Suite 256 Southlake, TX 76092	Healthcare	First lien senior secured debt (11)	11.7% (LIBOR + 10.0%) (7.7% Cash + 4.0% PIK)	12/13/2019	12/13/2024		$2,686	$2,619	$2,619

								$2,619	$2,619
NCP Investor Inc
631 24 1/2 Road, Suite C Grand Junction, CO 81505	Healthcare	First lien senior secured debt	7.4% (LIBOR + 5.5%)	10/19/2018	10/19/2023		$7,053	$6,972	$6,964
		First lien senior secured debt(8)(9)	7.4% (LIBOR + 5.5%)	10/19/2018	10/19/2023		—	(11)	—

								$6,961	$6,964
New Host Holdings, LLC
100 N Riverside, Suite 800 Chicago, IL 60606	IT services	Equity investments(18)		12/27/2013		2.36%	20,000	$200	$—
		Equity investments(17)		12/27/2013		3.55%	1,800	1,800	196

								$2,000	$196
PDFTron Systems Inc.
500-838 West Hastings Street, Vancouver, BC, V6C 0A6 Canada	IT services	First lien senior secured debt(7)	7.6% (LIBOR + 5.8%)	5/15/2019	5/15/2024		$4,988	$4,944	$4,938
		First lien senior secured debt(7)(9)(24)	7.6% (LIBOR + 5.8%)	5/15/2019	5/15/2024		—	(10)	—
		First lien senior secured debt(7)(8)(9)	7.6% (LIBOR + 5.8%)	5/15/2019	5/15/2024		—	(5)	—

								$4,929	$4,938
Perforce Software
400 N 1st Ave #200, Minneapolis, MN 55401	IT services	First lien senior secured debt(26)	6.3% (LIBOR + 4.5%)	11/13/2019	7/1/2026		$2,993	$2,970	$2,998

								$2,970	$2,998
Quest Software
4 Polaris Way, Aliso Viejo, CA 92656	IT services	First lien senior secured debt(26)	6.2% (LIBOR + 4.3%)	11/25/2019	5/16/2025		$3,000	$2,993	$2,981

								$2,993	$2,981
Riveron Acquisition Holdings, Inc.
2515 MicKinney Avenue, Suite 1200, Dallas, TX 75201	Business services	First lien senior secured debt	7.9% (LIBOR + 6.0%)	5/22/2019	5/22/2025		$8,260	$8,114	$8,116

								$8,114	$8,116
Rollins Enterprises LLC
436 North Bedford Drive, Suite 304 Beverly Hills, CA 90210	Consumer products and services	First lien senior secured debt(23)	6.8% (LIBOR + 5.0%)	10/2/2018	10/2/2023		$7,882	$7,778	$7,882
		First lien senior secured debt(8)(9)(23)	6.8% (LIBOR + 5.0%)	10/2/2018	10/2/2023		—	(22)	—

								$7,756	$7,882

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Sciens Building Solutions, LLC
5925 Stoneridge Dr Pleasanton, CA 94588	Business services	Equity investments(10)(17)		7/12/2017		0.50%	194	$213	$360

								$213	$360
Simplicity Financial Marketing Holdings Inc.
8700 E. Vista Bonita Drive, Suite 160, Scottsdale, AZ 85255	Financial services	First lien senior secured debt	7.6% (LIBOR + 5.8%)	9/13/2019	9/13/2024		$3,464	$3,413	$3,395
		First lien senior secured debt(8)(9)	7.6% (LIBOR + 5.8%)	9/13/2019	9/13/2024		—	(5)	—
		First lien senior secured debt(24)	7.6% (LIBOR + 5.8%)	9/13/2019	9/13/2024		173	166	170

								$3,574	$3,565
smarTours, LLC
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	First lien senior secured debt	8.7% (LIBOR + 6.8%)	10/31/2017	10/31/2022		$5,141	$5,081	$5,052
		First lien senior secured debt(8)(9)	8.7% (LIBOR + 6.8%)	10/31/2017	10/31/2022		—	(9)	—

								$5,072	$5,052
SolutionReach, Inc.
2600 N. Ashton Blvd. Lehi, UT 84043	IT services	First lien senior secured debt	7.6% (LIBOR + 5.8%)	1/17/2019	1/17/2024		$6,617	$6,509	$6,617
		First lien senior secured debt(8)(9)	7.6% (LIBOR + 5.8%)	1/17/2019	1/17/2024		—	(15)	—

								$6,494	$6,617
SPST Holdings
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	Equity investments(10)(13)(18)		10/31/2017		0.66%	215,827	$216	$171

								$216	$171
Specialty Brands Holdings, LLC
1400 Old Country Rd, Westbury, NY 11590	Restaurants	Equity investments(17)		6/29/2018		0.50%	58	$—	$—
		Equity investments(18)		6/29/2018		1.00%	1,232	—	—

								$—	$—
SRS Acquiom Holdings LLC
950 17th Street Suite 1400 Denver, CO 80202	Financial services	First lien senior secured debt	7.6% (LIBOR + 5.8%)	11/8/2018	11/8/2024		$4,950	$4,910	$5,000
		First lien senior secured debt(9)(22)	7.6% (LIBOR + 5.8%)	11/8/2018	11/8/2023		—	(3)	—

								$4,907	$5,000
United Natural Foods Inc.
313 Iron Horse Way, Providence, RI 02908	Retail & grocery	First lien senior secured debt(26)	6.1% (LIBOR + 4.3%)	11/13/2019	10/18/2025		$3,000	$2,456	$2,578

								$2,456	$2,578

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Urology Management Associates, LLC
1000 Corporate Blvd. Linthicum, MD 21090	Healthcare	First lien senior secured debt	6.5% (LIBOR + 5.0%)	8/31/2018	8/31/2024		$8,435	$8,306	$8,350
		Equity investments(18)		8/31/2018		0.48%	769	769	1,022

								$9,075	$9,372
Virtus Pharmaceuticals, LLC
2649 Causeway Center Drive Tampa, FL 33619	Healthcare	Equity investments(10)(13)(18)		3/31/2015		0.61%	8,275	$127	$—
		Equity investments(10)(13)(17)		3/31/2015		0.98%	232	244	269
		Equity investments(10)(13)(17)		3/31/2015		0.73%	590	590	—

								$961	$269
Wheels Up Partners, LLC
220 West 42nd St., 16th Floor New York, NY 10036	Transportation	Equity investments(10)(13)(18)		1/31/2014		0.35%	1,000,000	$1,000	$3,480

								$1,000	$3,480
Whitney, Bradley & Brown, Inc.
11790 Sunrise Valley Dr #5 Reston, VA 20191	Business services	First lien senior secured debt	9.2% (LIBOR + 7.5%)	10/18/2017	10/18/2022		$7,972	$7,919	$8,052

								$7,919	$8,052

Women’s Health USA
22 Waterville Road Avon, CT 06001	Healthcare	First lien senior secured debt	8.1% (LIBOR + 6.3%)	10/9/2018	10/9/2023		$7,113	$7,096	$7,113
		First lien senior secured debt(8)(9)	8.1% (LIBOR + 6.3%)	10/9/2018	10/9/2023		—	(14)	—

								$7,082	$7,113
WP CityMD Bidco, LLC
1345 6th Ave, New York, NY 10105	Healthcare	First lien senior secured debt(26)	6.4% (LIBOR + 4.5%)	11/13/2019	8/13/2026		$3,000	$2,970	$3,009

								$2,970	$3,009

Total non-controlled/non-affiliated investments —105.55% of net asset value								$263,444	$242,189

Controlled investments
—61.86% of net asset value
C&K Market, Inc.
615 5th Street, Brookings, OR 97415	Retail & grocery	Equity investments(15)(18)		11/3/2010		31.97%	1,992,365	$2,270	$5,174
		Equity investments(15)(17)		11/3/2010	7/1/2024	31.97%	1,992,365	10,957	9,962

								$13,227	$15,136
Loadmaster Derrick & Equipment, Inc.
1084 S Cruse Ave, Broussard, LA 70518	Energy / utilities	First lien senior secured debt(15)(19)	12.4% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020		$9,707	$7,307	$728
		First lien senior secured debt(15)(19)	14.1% (LIBOR + 12.0% PIK)	7/1/2016	12/31/2020		2,248	1,053	—
		First lien senior secured debt(15)(19)	12.4% (LIBOR+ 10.3% PIK)	1/17/2017	12/31/2020		7,553	6,320	7,553

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
		Equity investments(15)(17)		7/1/2016		81.93%	2,956	1,114	—
		Equity investments(15)(18)		12/21/2016		73.83%	12,131	—	—

								$15,794	$8,281
OEM Group, LLC
2120 W Guadalupe Road, Gilbert, AZ 85233	Industrials and manufacturing	First lien senior secured debt(15)	11.3% (LIBOR + 9.5%) (7.3% Cash + 4.0% PIK)	3/16/2016	6/30/2022		$19,879	$19,879	$13,916
		First lien senior secured debt(15)	11.3% (LIBOR + 9.5%) (7.3% Cash + 4.0% PIK)	3/16/2016	6/30/2022		9,492	9,492	6,644
		First lien senior secured debt(15)	11.3% (LIBOR + 9.5%) (7.3% Cash + 4.0% PIK)	6/26/2018	6/30/2022		14,562	14,414	14,562
		Equity investments(10)(12)(15)(20)		3/16/2016		75.00%	10,000	8,890	—

								$52,675	$35,122
THL Credit Logan JV LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds(10)(14)(15)(16)(18)(21)		12/3/2014				$97,073	$83,393

								$97,073	$83,393

Total controlled investments —61.86% of net asset value
								$178,769	$141,932

Non-controlled/affiliated investments —0.00% of net asset value

THL Credit Greenway Fund LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds(10)(14)(18)(21)		1/27/2011				$—	$1

								$—	$1
THL Credit Greenway Fund II LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in funds(10)(14)(18)(21)		3/1/2013				$2	$3

								$2	$3

Total non-controlled/affiliated investments —0.00% of net asset value
								$2	$4

Total investments—167.41% of net asset value								$442,215	$384,125

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2019, 28.4% and 29.2% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2019. LIBOR loans are typically indexed to 30-day, 90-day or 180-day LIBOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR and ABR rates may be subject to interest floors. As of December 31, 2019, the 30-day, 90-day and 180-day LIBOR rates were 1.76%, 1.91% and 1.91%, respectively.

(5)	Principal includes accumulated PIK interest and is net of repayments.

(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to Level 3 fair value measurements quantitative information table in Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company or foreign co-borrower at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Company pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(10)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(13)	Interest held by a wholly owned subsidiary of THL Credit, Inc.
(14)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(15)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the year ended December 31, 2019 in which the issuer was a portfolio company that the Company is deemed to control.

(16)

On December 3, 2014, the Company entered into an agreement with Perspecta (as described in Note 3 hereto) to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(17)	Preferred stock.
(18)	Common stock and member interest.
(19)	Loan was on non-accrual as of December 31, 2019.
(20)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2019.
(21)	Investment is measured at fair value using net asset value.
(22)	Company pays 0.38% unfunded commitment fee on revolving loan facility.
(23)	Investment previously known as Rollins Enterprises LLC.
(24)	Company pays 1.00% unfunded commitment fee on delayed draw term loan facility.
(25)	Company pays 0.25% unfunded commitment fee on revolving loan facility.
(26)

Investments are valued using market quotations. Refer to Level 2 fair value measurements quantitative information table in Note 3 to our most recent Consolidated Financial Statements as of December 31, 2019 for further detail.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of total assets:

THL Credit Logan JV LLC

As of December 31, 2019, we hold a controlling equity investment in THL Credit Logan JV LLC, or Logan JV, with an aggregate fair value of $83.4 million. Logan JV is a joint venture with Perspecta Trust LLC, or Perspecta, which invests primarily in senior secured first lien term loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Portfolio Composition and Investment Activity—THL Credit Logan JV LLC” and the audited financial statements of the Logan JV incorporated by reference in this prospectus for more information.

OEM Group, LLC

As of December 31, 2019, we hold debt and equity investments in OEM Group, LLC and affiliated entities, or OEM, with an aggregate fair value of $35.1 million. Our investments in OEM consist of a senior secured first lien term loan, a revolving senior secured loan, which are set to mature on June 30, 2022, and a controlling common equity. OEM is a provider of capital equipment solutions to semiconductor fabrication plants and producers of emerging electronics around the world. See the audited financial statements of OEM incorporated by reference in this prospectus for more information.

MANAGEMENT OF THE COMPANY

Board Meetings and Committees

The Board met six times during fiscal year 2019. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member of such committees. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. One of our directors attended the 2019 Annual Meeting of Stockholders.

Our board of directors currently has two committees: an audit committee, and a governance and compensation committee.

Audit Committee

The Audit Committee is presently composed of three persons, Debbie McAneny (Chairperson), Nancy Hawthorne and Jane M. Nelson, all of whom are considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. Our Board of Directors has determined that each current member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, or the Exchange Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of FEAC as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met four times during the 2019 fiscal year.

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://investor.THLCreditBDC.com.

Governance and Compensation Committee

At our March 7, 2017 Board of Directors meeting, the Board unanimously approved the combination of the Governance Committee and the Compensation Committee to form the Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by the Board, which combines the responsibilities of the previous Governance Committee and Compensation Committee, including: (i) making nominations, in compliance with our Nominating Procedures, for the appointment or election of Independent Directors, personnel training policies and administering the provisions of the code of ethics and the code of ethics and business conduct applicable to the Independent Directors, and (ii) overseeing the Company’s compensation policies, evaluating executive officer performance and reviewing and approving the compensation, if any, by the Company of its executive officers. The Nominating Procedures set forth our policy regarding director qualifications and skills, the process for identifying and evaluating director nominees and directors available for re-election, the process for evaluating director candidates nominated by stockholders, the process regarding stockholder communications with the Board and the policy regarding directors’ attendance at annual meetings.

The Governance and Compensation Committee currently consists of James D. Kern (Chairperson), Nancy Hawthorne and Edmund Giambastiani Jr., all of whom are considered independent for purposes of the 1940 Act and The Nasdaq Global Select Market listing standards. The Governance and Compensation Committee met two times during the 2019 fiscal year.

The Governance and Compensation Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and the Nominating Procedures and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for the Board by writing to: Board of Directors, THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide certain information proving his status as a stockholder and certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name of the stockholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership, (ii) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and if requested by the Governance and Compensation Committee, a completed and signed director’s questionnaire, (iii) the class, series (if applicable) and number of shares of our capital stock owned beneficially or of record by such individual; (iv) the date such shares were acquired and the investment intent of such acquisition; (v) whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act or is, or is not, “independent” as set forth in the Nasdaq Global Select Market listing standards, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination, and (vi) all other information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

One of the goals of the Governance and Compensation Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a director, the Governance and Compensation Committee takes into account, in addition to such other factors as it deems relevant, the desirability of directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Company;

•	are able to work with the other members of the Board and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Governance and Compensation Committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Compensation Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance and Compensation Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance and Compensation Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance and Compensation Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Compensation Committee or the Board decides not to re-nominate a member for re-election, the Governance and Compensation Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance and Compensation Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance and Compensation Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

In reviewing and approving the compensation, if any, by the Company for each of the Company’s executive officers, the Governance and Compensation Committee will, among other things, consider corporate goals and objectives relevant to executive officer compensation, evaluate each executive officer’s performance in light of such goals and objectives, and set each executive officer’s compensation based on such evaluation and such other factors as the Governance and Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). Notwithstanding the foregoing, currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.

A charter of the Governance and Compensation Committee and the Nominating Procedures is available in print to any stockholder who requests a copy, and is also available on the Company’s website at http:// investor.THLCreditBDC.com.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2019.

Name	Fees Earned or Paid in Cash(1)(2)
Interested Directors:
Christopher J. Flynn(3)	—
Independent Directors:
Edmund P. Giambastiani, Jr.	127,500
Nancy Hawthorne	163,500
James D. Kern	130,000
Deborah McAneny	146,500
Jane Musser Nelson	134,000

(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As an interested director, Mr. Flynn did not receive any compensation for his service as a director. Mr. Flynn was employed by FEAC, and not by the Company.

From January 1, 2019 to December 31, 2019, we paid each Independent Director an annual fee. The annual fee was $67,500 between January 1, 2019 and December 31, 2019. We also paid the Independent Directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out of pocket expenses incurred in connection with in-person attendance at such meeting, and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we paid the Chairperson of the Audit Committee an annual fee of $25,000, the other members of the Audit Committee an annual fee of $12,500, the Chairperson of the Governance and Compensation Committee an annual fee of $10,000 and other members of the Governance and Compensation Committee an annual fee of $6,000, for their additional services in these capacities. The Chairman of the Board is also paid an annual fee of $25,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation is paid to the directors who are interested persons of the Company as defined in the 1940 Act

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of April 16, 2020, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 29,680,432 shares of common stock outstanding as of April 16, 2020.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups-interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Name	Number of Shares Owned Beneficially	Percentage
Interested Director:
Christopher J. Flynn	51,273	*
Independent Directors:
Edmund P. Giambastiani, Jr.	1,440	*
Nancy Hawthorne(1)(2)	14,867	*
James D. Kern	4,000	*
Deborah McAneny	9,500	*
Jane Musser Nelson	3,650
Executive Officers:
Terrence W. Olson(3)	55,549	*
Andrew James Morris	—	*
Sabrina Rusnak-Carlson	12,260	*

All Executive Officers and Directors as a group (9 persons)	152,539	*

5% or more holders(3):
First Eagle Investment Management LLC(4),(5)	1,259,102	4.24%
1345 Avenue of the Americas, 48th Floor
New York, NY 10105
Leon G. Cooperman(6)	2,859,100	9.63%
St. Andrew’s Country Club
7118 Melrose Castle Lane
Boca Raton, FL 33496
Fiera Capital Corporation(7)	1,626,683	5.48%
1981 McGill College Avenue, Suite 1500
Montreal, Quebec,
Canada, H3A 0H5

*	Represents less than 1%
(1)	Includes shares purchased through a dividend reinvestment plan.
(2)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.

(3)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(4)	Includes certain shares also deemed to be beneficially owned by Messrs. Flynn and Olson.
(5)	Includes shares owned by the Adviser, which is wholly owned by First Eagle.
(6)

Based on information included in the Schedule 13G filed by Leon G. Cooperman on February 14, 2020, as of December 31, 2019, Mr. Cooperman beneficially owned 2,859,100 shares of the Company’s common stock and had sole voting and dispositive power over 2,659,100 shares of the Company’s common stock. Mr. Cooperman is married to an individual named Toby Cooperman. Mr. Cooperman has investment discretion over the Shares (as defined below) held by the Uncommon Knowledge And Achievement, Inc. (the “Uncommon”), a 501(c)(3) Delaware charitable foundation. As to the Shares owned by the Uncommon, there would be shared power to dispose or to direct the disposition of such Shares because the owners of the Uncommon may be deemed beneficial owners of such Shares pursuant to Rule 13d-3 under the Act as a result of their right to terminate the discretionary account within a period of 60 days. Mr. Cooperman has an adult son named Michael S. Cooperman. The Michael S. Cooperman WRA Trust (the “WRA Trust”), is an irrevocable trust for the benefit of Michael S. Cooperman. Mr. Cooperman has investment authority over the Shares held by Toby Cooperman, Michael S. Cooperman, the WRA Trust accounts, and the Individual Retirement Accounts of Toby and Michael S. Cooperman. Mr. Cooperman’s ownership consists of 2,117,000 shares owned by Mr. Cooperman; 225,500 shares owned by Toby Cooperman; 116,600 shares owned by Michael S. Cooperman; 200,000 shares owned by the WRA Trust; and 200,000 shares owned by the Uncommon.

(7)

Based on information included in the Schedule 13G filed by Fiera Capital Corporation on February 10, 2020, as of December 31, 2019, Fiera Capital Corporation beneficially owned 1,626,683 shares of the Company’s common stock and had sole voting and dispositive power over 1,626,683 shares of the Company’s common stock.

The following table sets forth, as of April 16, 2020 the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Christopher J. Flynn(4)	$100,001—$500,000
Independent Directors:
Edmund P. Giambastiani, Jr.	$1—$10,000
Nancy Hawthorne	$10,001—$50,000
James D. Kern	$10,001—$50,000
Deborah McAneny	$10,001—$50,000
Jane Musser Nelson	$10,001—$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $2.90 on April 16, 2020 on The Nasdaq Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $ 1—$10,000; $10,001—$50,000; $50,00 1– $100,000; $100,001—$500,000; $500,001—$1,000,000 or over $1,000,000.
(4)	Includes shares indirectly owned through acquisitions by the Advisor.

THE ADVISOR

First Eagle Alternative Credit (formerly, THL Credit Advisors LLC) serves as our investment adviser. FEAC is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, FEAC manages the day-to-day operations of, and provides investment advisory and management services to, THL Credit, Inc. The address of FEAC is 100 Federal Street, Boston, Massachusetts 02110.

Effective January 31, 2020, THL Credit Advisors LLC, the Company’s previous Advisor, merged into a newly formed subsidiary of First Eagle Investment Management, LLC (“First Eagle”), with THL Credit Advisors LLC as the surviving company. Immediately after closing of the transaction, THL Credit Advisors LLC changed its name to First Eagle Alternative Credit, LLC. See “—Recent Transaction” for more information.

Portfolio managers

The members of FEAC’s investment committee are our portfolio managers. The investment committee currently consists of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu. Biographical information with respect to Messrs. Flynn and Olson is set forth under “Management of the Company—Biographical information.”

None of the members of the investment committee are employed by us or receive any direct compensation from us. These individuals receive compensation from THL Credit Advisors that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by THL Credit Advisors, a portion of which relates to the incentive fee or carried interest earned by THL Credit Advisors in connection with its services to us.

Investment Committee

Christopher J. Fynn. Please refer to Mr. Flynn’s biography under “Management of the Company—Interested Directors.”

Terrence W. Olson. Please refer to Mr. Olson’s biography under “Management of the Company—Executive Officers Who Are Not Directors.”

W. Montgomery Cook. Mr. Cook, 52, is a Managing Director for THL Credit Advisors LLC, Co-Head of the Direct Lending Platform and is on the investment committee of THL Credit, Inc. As a member of the New York investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Cook also oversees origination, structuring and execution of investments in the financial services vertical. Prior to joining THL Credit in 2013, Mr. Cook was a Director at Deutsche Bank in the Credit Solutions Group where he was responsible for originating and structuring investment opportunities for the bank’s balance sheet. Mr. Cook’s experience included leveraged loans, middle market CLOs, esoteric asset finance, commercial real estate and premium finance. Prior to Deutsche Bank, Mr. Cook was a Managing Director with a publicly-traded BDC where he was on the investment committee and responsible for sourcing, underwriting, executing and monitoring a portfolio of subordinated loans and equity co-investments to financial sponsor-backed companies. Mr. Cook began his career at Merrill Lynch & Co. where he was a Financial Analyst in the Telecom, Media & Technology Investment Banking group and was subsequently an Associate and a Vice President in the Financial Sponsors Group at J.P. Morgan. Mr. Cook earned his B.S. in Business Administration from Northeastern University.

James R. Fellows. Mr. Fellows, 54, is a Managing Director, Co-Head of the Tradable Credit Platform, Chief Investment Officer of THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC and is on the investment committee of THL Credit, Inc. He also serves on the Board of Directors of an affiliate of THL Credit Advisors. He has more than twenty-eight years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of the CFA Institute.

Howard H. Wu. Mr. Wu, 40, is a Managing Director for THL Credit Advisors LLC, Co-Head of the Direct Lending Platform and is on the investment committee of THL Credit, Inc. As a member of the Los Angeles investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Wu also oversees origination, structuring and execution of investments in the healthcare vertical. Prior to joining THL Credit in 2007, Mr. Wu worked in the Corporate Finance department at Yahoo! Inc. where he executed mergers & acquisitions and strategic partnerships. He was previously in the Investment Banking Division at Bear, Stearns & Co. in San Francisco and Los Angeles. Mr. Wu earned his B.A. in Economics from the University of California, Berkeley.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team as of April 16, 2020.

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Christopher J. Flynn	$100,001—$500,000
Terrence W. Olson	$100,001—$500,000
James R. Fellows	$100,001—$500,000
W. Montgomery Cook	$10,001—$50,000
Howard H. Wu	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $2.90 on April 16, 2020 on The Nasdaq Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Recent Transaction

On December 8, 2019, THL Credit Advisors LLC and First Eagle entered into a definitive agreement, whereby First Eagle agreed, subject to the satisfaction of certain closing conditions, to merge a newly formed subsidiary of First Eagle with and into the Advisor, with the Advisor as the surviving company (the “Transaction”). The Transaction closed on January 31, 2020. Immediately after closing of the Transaction, the Advisor changed its name to First Eagle Alternative Credit, LLC.

The Transaction resulted in a change of control of the Advisor and an “assignment” of the prior investment management agreement (“Prior Investment Management Agreement”) between us and the Advisor under the 1940 Act, meaning that the Prior Investment Management Agreement terminated automatically by its terms. On January 28, 2020, our Board unanimously approved an interim management agreement (the “Interim Investment

Management Agreement”) that includes substantially the same terms as the Prior Investment Advisory Agreement. The Interim Investment Management Agreement became effective January 31, 2020

On January 28, 2020, our Board also unanimously approved the New Investment Management Agreement between us and the Advisor. All material terms of the New Investment Management Agreement will remain unchanged from the material terms of the Prior Investment Advisory Agreement. The New Investment Management Agreement is subject to stockholder approval. Advisory fees earned under the Interim Investment Management Agreement will be escrowed pending stockholder approval of the New Investment Management Agreement.

In connection with the Transaction, First Eagle and the sellers of the Advisor, including certain members of management of the Advisor (collectively, the “Investors”), agreed, subject to the satisfaction of certain conditions, to purchase newly issued common stock of ours at the net asset value per share determined as of a time within forty-eight hours prior to the sale (excluding Sundays and holidays) in one or more primary issuances. On March 3, 2020, we entered into a commitment letter (the “Commitment Letter”) with First Eagle and the Investors. Pursuant to the Commitment Letter, First Eagle and the Investors agreed to purchase from us, in aggregate, approximately $30 million of our common stock in a publicly registered issuance on or before April 21, 2020. First Eagle and the Investors committed to purchase the shares at our net asset value per share, as approved in accordance with the 1940 Act. First Eagle’s share of the commitment is approximately $20 million and the Investors’ share is approximately $10 million. Using our net asset value per share of $5.34 as of April 15, 2020, the issuance will increase First Eagle’s (including through its subsidiaries) and all Investors’ aggregate share ownership from approximately 4.96% to approximately 20.08% of our total outstanding common stock, based on our outstanding shares as of April 16, 2020 plus the number of shares to be issued pursuant to the Commitment Letter and this offering.

On March 3, 2020, our Board approved using the proceeds from the issuance of our stock pursuant to the Commitment Letter to repurchase shares of our common stock at a price below net asset value per share pursuant to a cash tender offer, contingent upon (i) stockholders’ approval of the New Investment Management Agreement by and between us and the Advisor and (ii) our common stock trading at a discount to net asset value per share on the date of such approval, and subject to any applicable regulatory or contractual restrictions.

On March 3, 2020, we approved a proposal from the Advisor to irrevocably waive management and incentive fees for us for the period from July 1, 2020 through December 31, 2020, assuming our stockholders approve the New Investment Management Agreement by and between us and the Advisor.

Investment management agreement

FEAC serves as our investment adviser. FEAC is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, FEAC manages the day-to-day operations of, and provides investment advisory and management services to, THL Credit, Inc. The address of FEAC is 100 Federal Street, 31st Floor, Boston, Massachusetts 02110.

For information about the Investment Management Agreement and the fees to be paid to the Advisor under the terms of the Investment Management Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Investment Management Agreement” in our most recent Annual Report on Form 10-K, which is incorporated by reference into this prospectus. Note additionally that our Advisor has agreed to waive management and incentive fees for the Company for the period from July 1, 2020 through December 31, 2020, assuming the Company’s stockholders approve the new investment management agreement by and between the Company and the Advisor, as described in our Form 8-K furnished on March 5, 2020.

PLAN OF DISTRIBUTION

We are selling the shares of our common stock under this prospectus supplement directly to certain investors in negotiated transactions in which no party is acting as an underwriter, dealer or agent. Subject to the terms of the subscription agreements with these investors, we have agreed to sell an aggregate 5,617,978 shares of our common stock at a price of $5.34 per share in cash. We determined the per share price through negotiations with the investors.

We expect to have our transfer agent deliver to each investor the shares of our common stock purchased by such investor on April 21, 2020 after we receive the payment of the total purchase price for such shares in immediately available funds.

Our common stock is quoted on The Nasdaq Global Select Market under the symbol “TCRD.”

The investors have agreed to bear all of the expenses that we incur in connection with the offering of our shares of common stock under this prospectus supplement. We estimate the total expenses payable by them in connection with the offering will be approximately $0.38 million.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Simpson Thacher & Bartlett LLP, Washington, D.C.

EXPERTS

PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm, is located at 101 Seaport Blvd, Suite 500, Boston, Massachusetts 02210. PwC is also the independent registered public accounting firm of Logan JV. RSM US LLP, located at 2375 E Camelback Road, Suite 300, Phoenix, Arizona 85016, is the independent auditor of OEM Group, LLC.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus supplement and the accompanying prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus supplement and the accompanying prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus supplement and accompanying prospectus form a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 . The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The information is available free of charge by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com.

PROSPECTUS

August 12, 2019

$300,000,000

THL Credit, Inc.

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

This prospectus relates to the offer, from time to time, up to $300,000,000 of shares of our common stock, par value $0.001 per share, preferred stock, par value $0.001 per share, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities, which we refer to, collectively, as the “securities.” We may sell our common stock directly or through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.

We are an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. We are managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

Substantially all of the debt securities in which the Company invests are below investment grade debt securities and are often referred to as “high yield” or “junk” securities. Exposure to below investment grade securities involves certain risk, and those securities are viewed as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. A material amount of our debt investments contain interest reset provisions that may make it more difficult for the borrowers to make debt repayments. Further, our debt investments generally will not pay down principal during their term which could result in a substantial loss to us if the portfolio company is unable to refinance or repay the debt at maturity.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” On August 5, 2019, the last reported sale price of a share of our common stock on the NASDAQ Global Select Market was $6.56. The net asset value per share of our common stock at March 31, 2019 (the last date prior to the date of this prospectus on which we determined net asset value) was $8.96.

This prospectus contains important information about us that a prospective investor should know before investing in our securities. Please read this prospectus before investing and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. You may obtain this information free of charge or make stockholder inquiries by contacting us at THL Credit, Inc., 100 Federal Street, 31st floor, Boston, MA 02110, or by calling us at (800) 450-4424 or on our website at www.THLCreditBDC.com. The Securities and Exchange Commission maintains a website at www.sec.gov where such information is available without charge. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider information contained on or accessed through our website to be part of this prospectus.

Investing in our securities involves a high degree of risk, including credit risk and the risk of the use of leverage. Before buying any securities, you should read the discussion of the material risks of investing in our common stock in “Risks” beginning on page 20 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is August 12, 2019.

We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus or any accompanying prospectus supplement. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus and any such supplement do not constitute an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus and any such supplement is accurate only as of its date, and under no circumstances should the delivery of this prospectus and any such supplement or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of THL Credit, Inc. have not changed since such date. This prospectus and any accompanying prospectus supplement will be updated to reflect material changes.

i

ABOUT THIS PROSPECTUS

This prospectus and any accompanying prospectus supplement is part of a registration statement that we have filed with the Securities and Exchange Commission using the “shelf” registration process. Under the shelf registration process, which constitutes a delayed offering in reliance on Rule 415 under the Securities Act of 1933, as amended, we may offer, from time to time, up to $300,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights or debt securities on the terms to be determined at the time of the offering. We may sell our securities through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus and any accompanying prospectus supplement provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any such supplements together with the additional information described under “Additional Information” and “Risks” sections before you make an investment decision.

A prospectus supplement may also add to, update or change information contained in this prospectus.

ii

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our securities. You should read the entire prospectus carefully, including “Risks.” Throughout this prospectus, we refer to THL Credit, Inc. and its consolidated subsidiaries as the “Company,” “we,” “us” or “our;” THL Credit Advisors LLC as “THL Credit Advisors,” the “Advisor” or the “Administrator”, Thomas H. Lee Partners, L.P. as “THL Partners”, THL Credit Greenway Fund LLC as “Greenway”, THL Credit Greenway Fund II LLC and related investment vehicle as “Greenway II”, THL Credit Opportunities, L.P. as “THL Credit Opportunities”, THL Credit Partners BDC Holdings, L.P. as “BDC Holdings”, and THL Credit Logan JV LLC as “Logan JV”.

THL Credit, Inc.

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “Certain Relationships” in this prospectus. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2019, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over $2.1 billion in aggregate commitments to 108 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2019, we, along with our managed funds and separately managed accounts, have received $1.6 billion of gross proceeds from the realization of investments. We have received $1.3 billion of proceeds from the realization of its investments. As of March 31, 2019, our managed funds, THL Credit Greenway, LLC, or Greenway, and THL Credit Greenway II, LLC and its separately managed account, collectively Greenway II, have received $189.4 million, or 126.2% of committed capital, and $172.0 million, or 92.0% of the committed capital, respectively.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant U.S. Securities and Exchange Commission, or SEC, rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are also registered as an investment adviser under the Advisers Act.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage equal to up to one half of our total assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private securities to finance our investment objectives. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our $190.0 million revolving credit facility with ING Capital LLC (the “Revolving Facility”) in order to increase our leverage, which requires lender consent. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)

THL Credit Advisors LLC is owned and controlled by certain employees of THL Credit Advisors and THL Credit SLS Senior Loan Strategies LLC, or SLS, and a partnership consisting of certain of the partners of THL Partners (defined below).

(2)	SLS is a wholly-owned subsidiary of THL Credit Advisors that focuses principally in investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187.0 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly-owned subsidiary of THL Credit Advisors that focuses principally on investing in directly originated middle market loans that may require seasoning for other managed funds or accounts.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. THL Credit Advisors and its credit-focused affiliates manage assets of $16.6 billion as of March 31, 2019 across its two investment platforms: Direct Lending and Tradable Credit.

THL Credit Advisors benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

THL Credit Advisors’ Direct Lending strategy invests primarily in secured loans, consisting of first lien senior secured including unitranche investments and to a lesser extent, second lien facilities. In certain instances, THL Credit Advisors’ Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

THL Credit Advisors’ Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as advisor to THL Credit Senior Loan Fund (NYSE: TSLF), a nondiversified, closed-end management investment company. The Advisor may serve as investment advisor to additional private funds, registered closed-end funds and CLOs in the future. See “Certain Relationships” in this prospectus for information regarding the allocation of investment opportunities.

THL Credit Advisors is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, THL Credit Advisors has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

THL Credit Advisor’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

THL Credit Advisors has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Certain Relationships” in this prospectus.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Relationship with Thomas H. Lee Partners, L.P. (“THL Partners”)

The Advisor is owned in part by a partnership consisting of certain of the partners of THL Partners. THL Partners is one of the world’s oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $25 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. The firm partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. We believe we benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the industry knowledge of THL Partners’ investment team to consult with the THL Partners team on specific industry issues, trends and other complementary matters.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts will include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored issuers based in the middle market mainly in the United States. Our debt investments are composed of directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also may make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock and other similar securities, and direct equity co-investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and/or subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche. We also may provide advisory services to managed funds.

Market opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. We believe that middle market companies are experiencing improved fundamentals driven by a stabilized economy and an increase in confidence. Middle market companies have recently displayed improvements in operating performance, resulting in stronger credit quality. Default levels remain relatively low, and volatility in the broader capital markets has eased, resulting in more middle market companies seeking growth capital at attractive lender credit metrics.

Meaningful availability of investable capital at private equity firms. Recent private equity data show over $1 trillion of cash reserves that private equity fund managers are actively looking to allocate to transactions involving new or existing portfolio companies.2 Private equity funds will often prefer to support these transactions with debt securities, including first lien and second lien loans from sources such as us.

[2]	Source: Preqin Private Capital Fundraising Update, Q4 2018

Consolidation among commercial banks has reduced their focus on middle market business. We believe that many bank lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing issuers to reduce leverage. As a result, it allows us a greater opportunity to originate proprietary investment opportunities; a situation that we believe the investment professionals are equipped to capitalize upon as a result of their extensive experience.

Increased lending regulation has limited the ability of traditional lenders to provide capital to middle market companies. Heightened scrutiny of large bank institutions by regulatory bodies has prompted lending guidelines that have sought to limit leverage, deter banks from lengthening payment timelines and restrict banks from holding certain CLO securities. In response, banks have been participating less in the middle market lending arena, opening up opportunities for alternative lenders such as us. In addition to new lending activity, as companies look to refinance existing loans that do not abide by the current guidelines, the market opportunity should continue to expand.

Middle market companies are increasingly seeking lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. Middle market companies continue to seek lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of skilled, reliable and predictable providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of, and a longer-term view oriented towards the growth of their businesses. We aim to develop a constructive partnership with our portfolio companies to help them navigate economic cycles and operational issues which will arise.

The large yet fragmented middle market may offer lenders more attractive economic terms compared to the more efficient, syndicated markets. Investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. Furthermore, private equity sponsors focused on the middle market seek lenders with domain expertise and certainty of closing rather than running a fully efficient arranger process. Directly originated investments in the middle market may, in our experience, permit higher yields on investments and may also benefit from other more favorable terms relative to the broadly syndicated market, including lower leverage, tighter covenant packages, stronger call protection, and greater control of a work-out process in the case of a default.

Investment strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt investments tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity. Though it is not part of our investment strategy, we currently have, and may acquire in the future, control investments in portfolio companies. See “Risk Factors—Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited.”

We generally consider opportunities within all industries and do not have fixed guidelines for industry concentration. As of March 31, 2019, our portfolio investments spanned several industries and the largest industries represented and the percentage of our investment portfolio at fair value were as follows: (i) industrials and manufacturing at 19.97%; (ii) healthcare at 13.89%; (iii) consumer products and services at 12.32%; (iv) IT services at 11.74%; and (v) energy / utilities at 7.44%.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us.

Competitive advantages

We believe that we possess the following competitive advantages over many other capital providers to middle market companies:

Experienced management team. The Investment Committee Members are experienced and many have worked together extensively and together with their past investment experiences have invested through multiple business and credit cycles in a variety of credit products with the objective of generating attractive, long-term, risk-adjusted returns. Each of the Investment Committee Members brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, the Investment Committee Members have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Significant institutional expertise and brand recognition gained from investing approximately $2.1 billion in 108 companies between June 2009 and March 31, 2019, across our direct lending credit strategy. We have developed the institutional knowledge and operational infrastructure required to successfully achieve our investment objectives. We benefit from proprietary deal flow from strong relationships with sponsors cultivated over eight years of doing business in the middle market. Our comprehensive underwriting methodology and monitoring processes have been implemented across all five regional offices. Additionally, the Investment Committee Members are supported by an experienced operational and administrative team.

Relationship with THL Partners. We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This also provides us with the opportunity to consult with investment teams from THL Partners on specific industry issues, trends and other complementary matters.

Investments teams with a regional focus set up in Industry Verticals. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, New

York and Los Angeles, we have a deep and diverse relationship network. Given our five-office footprint, we are closer to smaller, regional sponsors and have cultivated deep relationships with these private equity firms. In many cases, regional sponsors prefer to partner with local lenders. Once an investment opportunity is sourced by one of our fives offices, the opportunity is transitioned to a lead underwriter while the individual who originated the opportunity remains closely involved in a relationship management capacity. We cover three primary industry verticals: Business & Financial Services (New York), Consumer & Healthcare (Boston, Dallas, Chicago and Los Angeles) and Information Services & Media (Los Angeles). Given our emphasis on three primary industry verticals, we have a strong preference for industry or sector-focused funds and/or sponsors who specialize in only several sectors as opposed to generalist private equity firms. Many middle market sponsors do not staff an internal capital markets resource (i.e., one who maintains a database and network of debt financing partners/arrangers); as such, a sponsor’s deal team leader without this resource is directly responsible for arranging debt financing as part of his/her deal process on a case-by-case basis. Middle market sponsors with this profile appreciate the value proposition of partnering with a trusted, local relationship and respected lender with deep domain expertise.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics, and implement a repeatable underwriting process that enables our investment committee to make well-reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Capital Preservation. We believe that the key to capital preservation is comprehensive and fundamental credit analysis. We take a long term view of our investments and portfolio with the perspective that most of our investments may need to endure through economic cycles. We refrain from market timing and generally do not enter into investments with the sole intention of realizing short term gains based on changes in market prices. However, we will not hesitate to sell an investment if we believe that it is deteriorating in value and that more recovery will be obtained by selling rather than holding the investment.

Relative Value. Relative value is an essential part of every investment decision. Relative value is determined in a variety of ways including comparisons to other opportunities available in the same asset class and with portfolio companies in the same or similar industries. Relative value is also analyzed across asset classes (senior vs. subordinate, secured vs. unsecured, debt vs. equity) to ensure that the return of a potential investment is appropriate relative to its position in the capital structure.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, we perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies, which include, among other things: (i) value orientation/positive cash flow; (ii) seasoned management with significant equity ownership; (iii) strong competitive position; and (iv) exit strategy. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects.

Underwriting Process

We employ an extensive due diligence approach tailored to each particular investment opportunity. To begin, we review the information memorandum that the company presenting the investment opportunity or its intermediary has prepared, and discuss the opportunity at a high level with the company’s management team, the sponsor or the intermediary, as applicable.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by us. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of securities for each particular investment; and negotiating the best and most favorable terms.

Investment Structure

In order to achieve our investment objective, we invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Typically, our investments will be approximately $5 million to $25 million of capital per transaction and have maturities of five to seven years. In determining whether a prospective investment satisfies our investment criteria, we generally seek a high total return potential on a risk-adjusted basis, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the company to achieve its business plan and improve its profitability.

Supervising

Supervision of our investments involves employing active monitoring methods; and developing strong underlying management teams at each portfolio company.

Monitoring

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan for our stockholders. This is an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received their distributions in cash. See “Dividend Reinvestment Plan.”

Taxation

We have elected to be treated as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any income that we timely distribute to our stockholders. To maintain our qualification as a RIC, we must, among other things, meet certain source of income and asset diversification requirements. In addition, in order maintain our RIC tax treatment, we must timely distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. See “Tax Matters” in this prospectus.

We intend to timely distribute to our stockholders, for each taxable year, substantially all of our taxable income, except that we may in the future decide to retain some or all of our net capital gain for reinvestment and, depending on the level of taxable income earned in a particular year, we may choose not to distribute all of such taxable income and pay a non-deductible 4% federal excise tax on the undistributed income.

Use of Proceeds

We intend to use the net proceeds from the sale of our securities for investing in debt and equity securities, repayment of any outstanding indebtedness and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

Leverage

We borrow funds to make additional investments, and we have granted, and may in the future grant, a security interest in our assets to lenders in connection with any such borrowings, including any borrowings by any of our subsidiaries. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risks” in the accompanying prospectus. With certain limited exceptions, we are currently allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowing. As of March 31, 2019, we had $228.8 million of borrowings outstanding. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If we receive stockholder approval, we would be allowed to increase our leverage capacity on the first day after such approval.

At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019. We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources.”

Distributions

As a RIC, we are required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We are not subject to corporate level income taxation on income we timely distribute (or are deemed to distribute) to our stockholders. See “Tax Matters.” We intend to continue to make quarterly distributions to our common stockholders, however, we may not be able to maintain the current level of distribution payments. Our quarterly distributions, if any, will be determined by our board of directors. We pay regular quarterly distributions based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year.

We may issue preferred stock from time to time, although we have no immediate intention to do so. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock will be quarterly. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of distributions to our common stockholders. See “Description of Our Preferred Stock.”

Recent Developments

From April 1, 2019 through May 9, 2019, we made new investments totaling $2.0 million and follow-on investments of $11.6 million at a combined weighted average yield based upon cost at the time of the investment of 10.1%.

From April 1, 2019 through May 8, 2019, we repurchased 310,229 shares of common stock for a total cost of $2.1 million as part of our 10b5-1 Stock Repurchase Plan, which is the most recent information available to us as of the time at which the financial statements are issued. This brings our total number of shares repurchased since we began our 2019 10b-5 Stock Repurchase Program on March 11, 2019 to 508,712 shares at an aggregate cost of $3.4 million.

On April 2, 2019, we received proceeds of $24.7 million from the repayment of our first lien debt in Hart InterCivic, Inc at par.

On May 7, 2019, our board of directors declared a dividend of $0.21 per share payable on June 28, 2019 to stockholders of record at the close of business on June 14, 2019.

As a result of the stockholder approval at the June 2019 Annual Meeting of Stockholders of an amended and restated investment management agreement, we have accepted the Advisor’s proposal to pay the Advisor the lesser of the incentive fees that would be due and owing with respect to each such applicable quarter during the year ended December 31, 2020 (1) under the formula in place prior to January 1, 2018 and (2) the formula approved by the stockholders at the June 2019 annual stockholder meeting, for the 2020 Year. Therefore at the end of each quarter during the 2020 Year, we will calculate the incentive fee on net investment income owed by us to the Advisor based on each of these two formulas. If, at such applicable quarter end during the 2020 Year, the incentive fee for such quarter, as calculated based on the incentive fee calculation as set forth under the amended and restated investment management agreement, would be greater than the aggregate incentive fees for such quarter, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts. Such waived fees shall be irrevocable and shall not be subject to recoupment.

Risks

Investing in our common stock may be speculative and involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest. Certain of these risks are referenced below:

Capital markets are currently functional, but may experience periods of disruption and instability, which could have a negative impact on our business and operations.

There are numerous risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of our investment adviser and our dependence on such investment adviser.

There are also numerous risks relating to our investments, including the risky nature of the securities in which we invest, the subordinated nature of select investments, our potential lack of control over our portfolio companies, our limited ability to invest in public or foreign companies and the potential incentives in our investment adviser to invest more speculatively than it would if it did not have an opportunity to earn incentive fees. The inability of our portfolio companies to pay interest and principal when due may contribute to a reduction in the net value per share of our common stock, affect our ability to make distributions and service our contractual obligations, and may negatively impact the market price of shares of our common stock.

We also have various risks relating to our status as a BDC, including limitations on raising additional capital, failure to qualify as a BDC and loss of tax treatment as a RIC.

There are also risks relating to this offering, including volatility in our stock price and the anti-takeover effect of certain provisions in our certificate of incorporation. You may lose all or part of your investment in our securities.

See “Risks” beginning on page 20 of this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in our common stock.

Certain Anti-Takeover Provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Capital Stock.”

General Information

Our principal executive offices are located at 100 Federal Street, 31st floor, Boston, MA 02110, and we can be reached by telephone at (800) 450-4424. We maintain a website on the Internet at www.THLCreditBDC.com. Information contained on or accessed through our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act. This information is available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 202-551-8090. In addition, the SEC maintains an Internet website, at www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, who file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses of the Company and its consolidated subsidiaries that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate the information included in this table and example to reflect the applicable sales load and applicable fees and expenses.

Stockholder Transaction Expenses
Sales Load (as a percentage of offering price)	—	%(1)
Offering Expenses (as a percentage of offering price)	—	%(2)
Dividend Reinvestment Plan Fees	—	%(3)
Debt Securities and/or Preferred Stock Offering Expenses Borne by Holders of Common Stock	—	%(4)

Total Stockholder Transaction Expenses (as a percentage of offering price)	—	%(4)

Annual Expenses (as a Percentage of Net Assets Attributable to Common Shares)(5)
Base Management Fees	2.65	%(6)
Incentive Fees Payable Under the Investment Management Agreement (20% of ordinary income and capital gains)	0.00	%(7)
Interest Payments on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)	5.11	%(8)
Other Expenses	2.06	%(9)
Acquired Fund Fees and Expenses	4.32	%(10)
Total Annual Expenses	14.14	%(11)

(1)

In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load and the Example will be updated accordingly.

(2)	The related prospectus supplement will disclose the applicable offering expenses and total stockholder transaction expenses.
(3)	The expenses of the dividend reinvestment plan are included in “Other Expenses.” See “Dividend Reinvestment Plan.”
(4)

The prospectus supplement corresponding to each offering will disclose the applicable offering expenses and total stockholder transaction expenses. Although we have no definitive plans to do so at this time, we could determine, if market conditions are favorable and our board of directors determined that it was in the best interests of the Company and our stockholders, to issue debt securities. Accordingly, the amortization of capitalized deferred financing costs related to these debt securities will be included in the “Interest Payment on Borrowed Funds (including Cost of Servicing Debt Securities and/or Preferred Stock)” line item.

(5)	The consolidated net assets attributable to common shares used to calculate the percentages in this table is our net assets of $287.8 million as of March 31, 2019.
(6)

Our base management fee under the investment management agreement is based on our gross assets without deduction for any liabilities and is payable quarterly in arrears. See “The Advisor—Investment Management Agreement.” The management fee referenced in the table above is based upon the actual amounts incurred during the three months ended March 31, 2019 annualized for a full year. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources” and footnote 7 below. We do not expect to have significant expense accruals at the end of each quarter and accordingly do not expect our other liabilities will have an impact on our base management fee rate in relation to net assets attributable to our common stock.
(7)

Assumes incentive fees that would have been earned by the Advisor, excluding the impact of realized and unrealized losses in the portfolio, remain consistent for the three months ended March 31, 2019, annualized for a full year, before giving effect to the waiver described below. We did not accrue any capital gain incentive fees during the three months ended March 31, 2019. As we cannot predict whether we will meet the thresholds for incentive fees under the Investment Management Agreement, the incentive fees paid in subsequent periods, if any, may be substantially different than the fees incurred, excluding the impact of realized and unrealized losses in the portfolio, during the three months ended March 31, 2019. Our Advisor has agreed to waive the receipt of all incentive fees accrued for the period commencing on January 1, 2019 and ending on December 31, 2019. Such waived incentive fees shall not be subject to recoupment. For more detailed information about incentive fees payable to the Advisor under the terms of the Investment Management Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Investment Management Agreement,” and Note 4 to our consolidated financial statements as of March 31, 2019.

(8)

We may borrow funds from time to time to make investments to the extent that the economic situation is conducive to doing so. The costs associated with our borrowings are indirectly borne by our common stockholders. Interest payments on borrowed funds represents interest expense and non-use commitment fees related to our $190.0 million revolving credit facility with ING Capital LLC, or the Revolving Facility, and amortization of deferred financing costs. Interest expense is calculated based upon $117.2 million outstanding on the Revolving Facility as of March 31, 2019 at a weighted average interest rate of 4.94% and amounts outstanding on our notes payable at an Interest rate of 6.75% on $60.0 million 2022 Notes and 6.13% on $51.6 million 2023 Notes as of March 31, 2019. Non-use commitment fees related to the Revolving Facility is based upon unused commitments as of March 31, 2019. Amortization of deferred financing costs is based upon actual amounts incurred during the three months ended March 31, 2019, annualized for a full year.

(9)

Other expenses include overhead expenses for the current fiscal year based on amounts incurred during the three months ended March 31, 2019 annualized for a full year, including payments under the administration agreement based on our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement. Other expenses also include income tax provision, excise and other taxes incurred during the three months ended March 31, 2019, annualized for a full year. The Administrator performs services under the Administration Agreement at cost. See “The Advisor—Administration Agreement.”

(10)

Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles in which we invest that (1) are investment companies or (2) would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act (“Acquired Funds”). This amount includes the estimated annual fees and expenses of Gryphon Partners 3.5, L.P., Freeport Financial SBIC Fund LP and THL Credit Logan JV LLC, which are our only Acquired Funds as of March 31, 2019. Such fees and expenses are netted against distributions received by the Company. The Total Annual Expenses presented in this table do not correlate to the Ratio of Expenses to Average Net Assets provided in the Financial Highlights section of the notes to financial statements contained elsewhere in this Prospectus, which reflects our operating expenses and does not include Acquired Fund Fees and Expenses.

(11)	Total annual expenses as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses would be for a company that is not leveraged.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and have excluded performance-based incentive fees. See Note 8 above for additional information regarding certain assumptions regarding our level of leverage. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (none of which is subject to a capital gains incentive fee)	$148	$403	$610	$973

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the investment management agreement, which, assuming a 5% annual return, would either not be payable or would have a de minimis effect, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. For example, if we assumed that we received our 5.0% annual return completely in the form of net realized capital gains on our investments, which results in a capital gains incentive fee earned, the projected dollar amount of total cumulative expenses set forth in the above illustration and the capital gains incentive fee would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return (all of which is subject to a capital gains incentive fee)	$157	$423	$635	$995

In addition, the example assumes no sales load. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Senior Securities,” and the consolidated financial statements and related notes included elsewhere herein. Financial information is presented for the years ended December 31, 2018, 2017, 2016, 2015, and 2014 in thousands, except per share data. The Consolidated Statement of Operations and Per share data for the years ending December 31, 2018, 2017, 2016; and Consolidated Statement of Assets and Liabilities data as of December 31, 2018 and 2017 have been derived from our financial statements that were audited by our independent registered public accounting firm and are included in this prospectus. The Consolidated Statement of Operations and Per share data for the years ending December 31, 2015 and 2014 and the Consolidated Statement of Assets and Liabilities data as of December 31, 2016, 2015 and 2014 have been derived from our financial statements that were audited by our independent registered public accounting firm and are not included in this prospectus. The historical data are not necessarily indicative of results to be expected for any future period. The selected financial and other data for the three months ended March 31, 2019 and 2018 and other quarterly financial information is derived from our unaudited financial statements included in this prospectus, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2019 and 2018 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019.

	For the three months ended March 31,		For the years ended December 31,
	2019	2018	2018	2017	2016	2015	2014
Statement of Operations data:
Total investment income	$14,191	$16,688	$66,942	$78,773	$84,585	$94,195	$91,928
Incentive fees	—	—	1,696	3,185	4,461	11,894	11,184
Base management fees	1,910	2,319	9,006	10,389	10,998	11,825	11,142
All other expenses	5,500	5,418	22,802	26,128	24,271	23,147	20,372
Incentive fee waiver	—	—	(1,741)	(811)	—	—	—
Income tax (benefit) provision and excise tax	77	124	355	168	155	(243)	1,040
Net investment income	6,704	8,827	34,824	39,714	44,700	47,572	48,190
Net realized (loss) gain on investments, including foreign currency	(1,972)	(13,117)	(32,565)	(17,307)	(38,849)	190	(12,855)
Net change in unrealized appreciation (depreciation) on investments, including foreign currency	(4,645)	10,910	(11,871)	(31,606)	11,141	(17,875)	2,243
Net change in unrealized appreciation (depreciation) attributable to non-controlling interests	—	(247)	(703)	(13)	140	—	—
Provision for taxes on realized gain on investments	—	—	—	(842)	—	(8)	(249)
(Provision) benefit for taxes on unrealized gain on investments	107	(32)	(284)	2,146	137	(1,226)	(151)
Interest rate derivative periodic interest payments, net	—	—	—	(46)	(276)	(443)	(458)
Net change in unrealized appreciation (depreciation) on interest rate derivative	—	—	—	50	156	7	71
Net increase in net assets resulting from operations	194	6,341	(10,599)	(7,904)	17,149	28,217	36,791
Per share data:
Net asset value per common share attributable to THL Credit, Inc. at end of period	$8.96	$10.44	$9.15	$10.51	$11.82	$12.58	$13.08
Market price at end of period	6.56	7.77	6.08	9.05	10.01	10.70	11.76
Net investment income	0.21	0.27	1.07	1.21	1.35	1.41	1.42
Net realized (loss) gain on investments	(0.06)	(0.40)	(1.00)	(0.53)	(1.17)	0.01	(0.38)
Provision for taxes on realized gain on investments	—	—	—	(0.03)	—	—	(0.01)
Net change in unrealized appreciation (depreciation) on investments	(0.14)	0.33	(0.38)	(0.96)	0.33	(0.53)	0.06
Net change in unrealized appreciation (depreciation) on interest rate derivative	—	—	—	—	—	—	—
Benefit (provision) for taxes on unrealized gain on investments	0.00	0.00	(0.01)	0.07	0.01	(0.04)	—
Interest rate derivative periodic interest payments, net	—	—	—	—	(0.01)	(0.01)	(0.01)
Net increase in net assets resulting from operations	0.01	0.20	(0.32)	(0.24)	0.51	0.84	1.08
Distributions declared	0.21	0.27	1.08	1.08	1.29	1.36	1.36

	For the three months ended March 31,		As of December 31,
	2019	2018	2018	2017	2016	2015	2014
Consolidated Statement of Assets and Liabilities data at period end:
Total investments at fair value	$497,564	$599,884	$493,653	$608,691	$669,203	$754,163	$784,220
Cash	2,510	3,250	6,860	3,617	6,376	3,850	2,656
Other assets	19,841	21,224	17,938	15,376	15,825	13,278	21,713
Total assets	519,915	624,358	518,451	627,684	691,404	771,291	808,589
Loans payable, net	117,224	168,757	107,657	167,317	181,655	256,749	293,028
Notes payable, net	108,265	107,179	108,067	107,015	106,347	81,809	47,927
Other liabilities	6,642	6,874	7,046	9,323	13,582	13,834	24,013
Total liabilities	232,131	282,810	222,770	283,655	301,584	352,392	364,968
Total net assets attributable to THL Credit, Inc.	287,784	341,092	295,681	343,327	389,105	418,899	443,621
Net assets attributable to non-controlling interest	—	456	—	702	715	—	—
Total net assets	287,784	341,548	295,681	344,029	389,820	418,899	443,621
Total return based on market value	11.35%	(11.16)%	(22.38)%	1.14%	5.76%	2.41%	(20.96)%
Total return based on average net asset value	0.22%	1.90%	(2.66)%	(1.95)%	4.21%	6.57%	8.08%
Other data:
Weighted average annual yield on debt and income-producing investments(1)(3)	9.6%	10.5%	10.4%	10.1%	10.9%	11.2%	11.7%
Weighted average annual yield on debt and income-producing investments including Logan JV(2)(3)	9.9%	11.0%	10.7%	10.7%	11.2%	11.3%	11.7%
Number of portfolio investments at year end	44	45	42	47	47	55	60

(1)	Excludes yield on the Logan JV.
(2)	Not relevant to the years ending December 31, 2014 or 2013 as Logan JV commenced operations on December 3, 2014.
(3)

Weighted-average annual effective yield is higher than what an investor in shares of our common stock will realize on its investment because it does not reflect our expenses or any sales load paid by an investor. For information on our investments on non-accrual status, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Asset Quality” and the Schedule of Investments included in our financial statements.

Selected Quarterly Financial Data (Unaudited):

The tables below present selected financial data for the quarters within the last two fiscal years. The quarterly financial data presented has been derived from unaudited financial data which, in the opinion of management, presents fairly, in all material respects, the financial positions and results of operations of the Company.

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
March 31, 2019	$14,191	$0.44	$6,704	$0.21	$(4,645)	$(0.14)	$(1,972)	$(0.06)	$107	$—	$194	$0.01

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2018	$15,819	$0.49	$7,325	$0.23	$(36,690)	$(1.13)	$6,172	$0.19	$61	$—	$(23,132)	$(0.71)
September 30, 2018	16,078	0.50	8,573	0.27	(3,444)	(0.10)	(284)	(0.01)	(192)	(0.01)	4,653	0.15
June 30, 2018	18,357	0.57	10,099	0.31	16,897	0.52	(25,336)	(0.78)	(121)	—	1,539	0.05
March 31, 2018	16,688	0.51	8,827	0.27	10,910	0.33	(13,117)	(0.40)	(32)	—	6,341	0.19

Quarter Ended	Investment Income		Net Investment Income		Net Change in Unrealized Appreciation (Depreciation) on Investments		Net Realized Gain (Loss) on Investments, net of taxes		Net Realized/ Unrealized Gain (Loss) on Interest Rate Derivative		Provision for taxes (benefit) on unrealized gain on investments		Net Increase In Net Assets From Operations
	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share	Total	Per Share
December 31, 2017	$18,583	$0.57	$8,720	$0.27	$(32,139)	$(0.98)	$4,991	$0.15	$—	$—	$(116)	$—	$(18,544)	$(0.56)
September 30, 2017	20,111	0.62	11,154	0.34	3,919	0.12	(11,325)	(0.35)	—	—	365	0.02	4,113	0.13
June 30, 2017	20,275	0.62	10,154	0.31	251	0.01	(10,876)	(0.33)	—	—	1,744	0.05	1,273	0.04
March 31, 2017	19,804	0.61	9,686	0.29	(3,650)	(0.11)	(939)	(0.03)	4	—	153	—	5,254	0.15

RISKS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, and any prospectus supplement accompanying this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face, but they are the principal risks associated with an investment in us. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment. The risk factors described below, together with those set forth in any prospectus supplement accompanying this prospectus, are the principal risk factors associated with an investment in our securities, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours.

RISKS RELATED TO OUR BUSINESS

We may suffer credit losses.

Investment in middle market companies is highly speculative and involves a high degree of risk of credit loss, and therefore our securities may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession.

The lack of liquidity in our investments may adversely affect our business.

Our investments generally are made in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. Further, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager have material non-public information regarding such portfolio company.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on THL Credit Advisors ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser’s investment committee have substantial responsibilities in connection with their roles at THL Credit and with the other THL Credit funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, THL Credit Advisors will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that we will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

In addition, as we grow, THL Credit Advisors may open up new offices in new geographic regions that may increase our direct operating expenses without corresponding revenue growth.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities we acquire, the default rates on such securities, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.

General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities, and, accordingly, may have a material adverse effect on our investment objective and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we will borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these funds. Typically, we anticipate that our interest earning investments will accrue and pay interest at both variable and fixed rates, and that our interest-bearing liabilities will accrue interest at variable and fixed rates. The benchmarks used to determine the floating rates earned on our interest earning investments are London Interbank Offered Rate, or LIBOR, and Canadian Dollar Offer Rate, or CDOR, with maturities that range between one and twelve months and alternate base rate, or ABR, (commonly based on the Prime Rate or the Federal Funds Rate), with no fixed maturity date. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. We use a combination of equity and long-term and short-term borrowings to finance our investment activities.

A significant increase in market interest rates could harm our ability to attract new portfolio companies and originate new loans and investments. We expect that a majority of our investments in debt will continue to be at floating rates with a floor. However, in the event that we make investments in debt at variable rates, a significant increase in market interest rates could also result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. We may, but will not be required to, hedge against the risk of adverse movement in interest rates in our short-term and long-term borrowings relative to our portfolio of assets. If we engage in hedging activities, it may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition, and results of operations.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

Any failure on our part to maintain our status as a BDC would reduce our operating flexibility.

If we fail to continue to qualify as a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility and could significantly increase our costs of doing business. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us.

There will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments are in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We value these securities on a quarterly basis in accordance with our valuation policy, which is at all times consistent with U.S. generally accepted accounting policies (“GAAP”). Our board of directors utilizes the services of third-party valuation firms to aid it in determining the fair value of these securities. The board of directors discusses valuations and determines the fair value in good faith based on the input of our investment adviser and the respective third-party valuation firms. See “Critical Accounting Policies—Valuation of Portfolio Investments.” The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Because we have substantial indebtedness, there could be increased risk in investing in our company.

Lenders have fixed dollar claims on our assets that are superior to the claims of stockholders, and we have granted, and may in the future grant, lenders a security interest in our assets in connection with borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged.

Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. We and, indirectly, our stockholders will bear the cost associated with our leverage activity.

As of March 31, 2019, there was $190.0 million of commitments under the Revolving Facility, of which $117.2 million was funded.

The Revolving Facility has a maturity date of December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year period between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on our loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Facility includes an accordion feature permitting us to expand the commitments, if certain conditions are satisfied; provided, however, that the aggregate amount is capped at $500.0 million. ING serves as administrative agent, lead arranger and bookrunner under the Revolving Facility.

On November 18, 2014, we closed a public offering of $50.0 million in aggregate principal amount of 6.75% notes, or the 2021 Notes, which included the subsequent exercise of an overallotment. The 2021 Notes bore interest at a rate of 6.75% per year. In 2018 we repaid the 2021 Notes, and they are no longer outstanding.

On December 14, 2015 and November 21, 2016, we closed public offerings of $35.0 million and $25.0 million, respectively, in aggregate principal amount of 6.75% notes, or the 2022 Notes, which included the subsequent exercise of an overallotment. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year.

In October 2018, we completed a public offering of $51.6 million in aggregate principal amount of 6.125% notes due 2023, or the 2023 Notes, which included the subsequent exercise of an overallotment. The 2023 Notes mature on October 30, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2021. The 2023 Notes bear interest at a rate of 6.125% per year.

The 2022 Notes and 2023 Notes are collectively referred to as the Notes. The 2021 Notes are included and the 2023 Notes are excluded under the definition for the prior years presented.

As a BDC, generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 150%, i.e., the amount of debt may not exceed 50% of the value of our assets. In addition, we may not be permitted to declare any cash dividend or other distribution on our outstanding common shares, or purchase any such shares, unless, at the time of such declaration or purchase, we have asset coverage of at least 150% after deducting the amount of such dividend, distribution, or purchase price. If this ratio declines below 150%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions. As of March 31, 2019, there was $117.2 million of borrowings outstanding under the Revolving Facility and $111.6 million outstanding on the Notes at a weighted average interest rate of 5.68% per annum. As of March 31, 2019, our asset coverage ratio was over 200%.

The following table is designed to illustrate the effect on the return to a holder of our common stock on the leverage created by our use of borrowing at March 31, 2019 of $228.8 million at an average interest rate of 5.68%, and assuming hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we maintain a constant level of leverage and a constant weighted average interest rate. The amount of leverage we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return to stockholders when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table below.

Assumed return on portfolio (net of expenses)(1)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Corresponding return to common stockholders(2)	(22.53)%	(13.52)%	(4.52)%	4.49%	13.50%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)

In order to compute the “corresponding return to common stockholders”, the “assumed return on portfolio” is multiplied by the total value of net assets attributable to THL Credit, Inc. at the beginning of the period ($518.5 million as of December 31, 2018) to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period ($13.0 million) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the end of the period ($287.8 million) to determine the “corresponding return to common stockholders.”

This example is for illustrative purposes only, and actual interest rates on our Facility borrowing are likely to fluctuate. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital resources—Credit Facility” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital resources—Notes” for additional information about the Facilities and Notes.

We may default under the Revolving Facility or any future borrowing facility we enter into or be unable to amend, repay or refinance any such facility on commercially reasonable terms, or at all, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.

As of March 31, 2019, all of our assets were pledged as collateral under the Revolving Facility. In the event we default under the Revolving Facility or any other future borrowing facility, our business could be adversely affected as we may be forced to sell all or a portion of our investments quickly and prematurely at what may be disadvantageous prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under the Revolving Facility or such future borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under the Revolving Facility or such future borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.

Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated. As a result, we could be forced to curtail or cease new investment activities and lower or eliminate the dividends that we have historically paid to our stockholders.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for gain or loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. Payment of such dividends and repayment of the liquidation preference of such preferred stock must take preference over any dividends or other payments to our common stockholders, and preferred stockholders are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference.

Our use of borrowed funds to make investments exposes us to risks typically associated with leverage.

We borrow money and may issue additional debt securities or preferred stock to leverage our capital structure. As a result:

•

our common shares would be exposed to incremental risk of loss; therefore, a decrease in the value of our investments would have a greater negative impact on the value of our common shares than if we did not use leverage;

•	any depreciation in the value of our assets may magnify losses associated with an investment and could totally eliminate the value of an asset to us;

•

if we do not appropriately match the assets and liabilities of our business and interest or dividend rates on such assets and liabilities, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•

our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as currently provided in the 1940 Act, is not at least 200%, and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•	any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•

such securities would be governed by an indenture or other instrument containing covenants restricting our operating flexibility or affecting our investment or operating policies, and may require us to pledge assets or provide other security for such indebtedness;

•	we, and indirectly our common stockholders, bear the entire cost of issuing and paying interest or dividends on such securities;

•

if we issue preferred stock, the special voting rights and preferences of preferred stockholders may result in such stockholders’ having interests that are not aligned with the interests of our common stockholders, and the rights of our preferred stockholders to dividends and liquidation preferences will be senior to the rights of our common stockholders;

•	any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common shares; and

•

any custodial relationships associated with our use of leverage would conform to the requirements of the 1940 Act, and no creditor would have veto power over our investment policies, strategies, objectives or decisions except in an event of default or if our asset coverage was less than 150%.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue senior securities only in amounts such that our asset coverage ratio equals at least 150% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

Recent legislation may allow us to incur additional leverage.

Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent. See “Regulation” for a discussion of BDC regulation and other regulatory considerations.

Leverage magnifies the potential for loss on investments in our indebtedness and on invested equity capital. We are also subject to asset coverage requirements for total borrowings under our Revolving Facility. As we use leverage to partially finance our investments, you will experience increased risks of investing in our securities. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged our business. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to pay common stock dividends, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. See “Risk Factors—Risks Related to Our Business and Structure—Because we borrow money, the potential for loss on amounts invested in us is magnified and may increase the risk of investing in us.”

To the extent original issue discount and PIK interest constitute a portion of our income, we will be exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.

Our investments may include original issue discount, or OID, instruments or instruments with PIK interest, which represents contractual interest added to a loan balance and due at the end of such loan’s term. To the extent

OID or PIK interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash. Such risks include:

•

The higher interest rates of OID and PIK instruments reflect the payment deferral and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

•	Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

•

OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK income may also create uncertainty about the source of our cash distributions.

•

For accounting purposes, any cash distributions to stockholders representing OID and PIK income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

•

PIK interest has the effect of generating investment income at a compounding rate, thereby further increasing the incentive fees payable to the Advisor. Similarly, all things being equal, the deferral associated with PIK interest also decreases the loan-to-value ratio at a compounding rate.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we may include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with making a loan, or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of PIK arrangements are included in income before we receive any corresponding cash payments. In addition, the PIK interest of many subordinated loans effectively operates as negative amortization of loan principal, thereby increasing credit risk exposure over the life of the loan because more will be owed at the end of the term of the loan than was owed when the loan was initially originated. We also may be required to include in income certain other amounts that we do not receive in cash.

Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain our tax treatment as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements.

We may pay an incentive fee on income we do not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed on income that may include interest and other fee income that has been accrued but not yet received in cash. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a formal clawback right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and thereby reduce such period’s incentive fee payment, but only to the extent that such an incentive fee is payable for that period because the write-off will not be carried forward to reduce any incentive fee payable in subsequent quarters.

The portion of incentive fee that are attributable to deferred interest (sometimes referred to as payment in-kind interest, or PIK) will be paid to our Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual.

The highly competitive market in which we operate may limit our investment opportunities.

A number of entities compete with us to make the types of investments that we make. We compete with other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies, and, to the extent they provide an alternative form of financing, private equity and hedge funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles such as hedge funds, entities have begun to invest in areas in which they had not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

With respect to the investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. With respect to all investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. We may also compete for investment opportunities with investment funds, accounts and investment vehicles managed by THL Credit Advisors. Although THL Credit Advisors will allocate opportunities in accordance with its policies and procedures, allocations to such investment funds, accounts and investment vehicles will reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our stockholders.

We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of senior management of THL Credit Advisors, particularly the members of the investment committee of THL Credit Advisors’ direct lending platform, or the Investment Committee Members. The Investment Committee Members and other investment professionals make up our investment team and are responsible for the identification, final selection, structuring, closing and monitoring of our investments. These Investment Committee Members have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on the continued service of the investment adviser’s senior management team. The departure of any of the members of THL Credit Advisors’ senior management or a significant number of the Investment Committee Members could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that THL Credit Advisors will remain our investment adviser or our administrator.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our business, financial condition and results of operations.

THL Credit Advisors has the right, under our investment management agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a new replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our business, financial condition and results of operations.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We have elected to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. If we meet certain requirements, including source of income, asset diversification and distribution requirements, and if we continue to qualify as a BDC, we will continue to qualify for tax treatment as a RIC under the Code and will not have to pay corporate-level income taxes on income we distribute to our stockholders as dividends, allowing us to substantially reduce or eliminate our corporate-level income tax liability. As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or preferred stock and require us to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest.

Our investment adviser, its senior management and employees serve or may serve as investment advisers, officers, directors or principals of entities that operate in the same or a related line of business. For example, THL

Credit Advisors serves as investment adviser to one or more private funds and registered closed-end funds. In addition, our officers may serve in similar capacities for one or more registered closed-end funds. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by our investment adviser or focused on our business may change in ways that are detrimental to our business. Any affiliated investment vehicle formed in the future and managed by THL Credit Advisors or its affiliates may invest in asset classes similar to those targeted by us. As a result, THL Credit Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although THL Credit Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in such investments. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. The SEC has granted us the Order we sought in an exemptive application that expands our ability to co-invest in portfolio companies with Affiliated Funds and, subject to certain conditions, THL Proprietary Accounts in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with the conditions to the Order. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57 (o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Our base management fee may encourage our investment adviser to induce the Company to incur leverage.

Our base management fee is calculated on the basis of our total assets, including assets acquired with the proceeds of leverage. This may encourage the Advisor, on behalf of the Company, to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of increased leverage may increase the likelihood of default, which would impair the value of our common stock. Given the subjective nature of the investment decisions made by our investment adviser on our behalf, we will not be able to monitor this conflict of interest.

Our incentive fee may induce our investment adviser to make certain investments, including speculative investments.

The incentive fee payable by us to THL Credit Advisors may create an incentive for THL Credit Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to THL Credit Advisors is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage our THL Credit Advisors to use leverage or take additional risk to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, or of securities convertible into our common stock or warrants representing rights to purchase our common stock or securities convertible into our common stock. In addition, THL Credit Advisors receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on ordinary income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, THL Credit Advisors may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or to advance or delay realizing a gain in order to enhance its incentive fee. This practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns. A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to certain of our debt investments and may accordingly result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to THL Credit Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of THL Credit Advisors as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our investment adviser incentive compensation payments even if we have incurred unrecovered cumulative losses from more than three years prior to such payments and may pay more than 17.5% commencing January 1, 2020 of our net capital gains as incentive compensation payments because we cannot recover payments made in previous years.

Our investment adviser will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation) above a threshold return for that quarter and subject to a total return requirement. The general effect of this total return requirement is to prevent payment of the foregoing incentive compensation except to the extent 17.5% commencing January 1, 2020 of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. Consequently, we may pay an incentive fee if we incurred losses more than three years prior to the current calendar quarter even if such losses have not yet been recovered in full. Thus, we may be required to pay our investment adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 17.5% commencing January 1, 2020 of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid. See “The Advisor—Investment Management Agreement.”

Our Advisor has agreed to waive the receipt of all incentive fees accrued for the period commencing on January 1, 2019 and ending on December 31, 2019. Such waived incentive fees shall not be subject to recoupment. For more detailed information about incentive fees payable to the Advisor under the terms of the Investment Management Agreement, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Investment Management Agreement,” and Note 4 to our consolidated financial statements as of December 31, 2018.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our common stock and our ability to make pay dividends.

Our business is dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

•	sudden electrical or telecommunications outages;

•	natural disasters such as earthquakes, tornadoes and hurricanes;

•	disease pandemics;

•	events arising from local or larger scale political or social matters, including terrorist acts; and

•	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning could impair our ability to conduct business effectively.

The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of our managers were unavailable in the event of a disaster, our ability to effectively conduct our business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we may experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective private and middle market portfolio companies are risky, and we could lose all or part of our investment.

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of THL Credit Advisors’ investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Middle market companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Middle market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

Our investments in lower credit quality obligations are risky and highly speculative, and we could lose all or part of our investment.

Most of our debt investments are likely to be in lower grade obligations. The lower grade investments in which we invest may be rated below investment grade by one or more nationally-recognized statistical rating agencies at the time of investment or may be unrated but determined by the Advisor to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The debt in which we invest typically is not rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB-” by Fitch Ratings or lower than “BBB-” by Standard & Poor’s). We may invest without limit in debt of any rating, as well as debt that has not been rated by any nationally recognized statistical rating organization.

Investment in lower grade investments involves a substantial risk of loss. Lower grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for lower grade debt tend to be very volatile and are less liquid than investment grade securities. For these reasons, your investment in our company is subject to the following specific risks: increased price sensitivity to a deteriorating economic environment; greater risk of loss due to default or declining credit quality; adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and if a negative perception of the lower grade debt market develops, the price and liquidity of lower grade securities may be depressed. This negative perception could last for a significant period of time.

We invest primarily in debt and equity securities of middle market companies and we may not realize gains from our equity investments.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies that invests primarily in directly originated first lien senior secured and second lien loans, including unitranche investments. In certain instances, we make subordinated debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity co-investments. We may also provide advisory services to managed funds.

Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

In addition, we may not be in a position to control any portfolio company by investing in its debt securities. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Our portfolio companies may be highly leveraged.

Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We have invested a portion of our capital in second lien and subordinated loans and the “last-out” tranche of unitranche loans issued by our portfolio companies and intend to continue to do so in the future. The portfolio companies usually have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. Such subordinated investments are subject to greater risk of default than senior obligations as a result of adverse changes in the financial condition of the obligor or in general economic conditions. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under the debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. In addition, we have made in the past, and may make in the future, unsecured loans to portfolio companies, meaning that such loans will not benefit from any interest in collateral of such companies. Liens on a portfolio company’s collateral, if any, will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing certain loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements or agreements among lenders. Under these agreements, we may forfeit certain rights with respect to the collateral to holders with prior claims. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of those enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and certain rights to receive interest and certain amortization payments that would be allocated to other lenders under the credit facility. We may not have the ability to control or direct such actions, even if as a result our rights as lenders are adversely affected.

The interest rates of our floating-rate loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes

LIBOR, the London Interbank Offered Rate, is the basic rate of interest used in lending transactions between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in floating-rate loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a portfolio company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is expected that a transition away from the widespread use of LIBOR to alternative rates will occur over the course of the next several years. As a result of this transition, interest rates on financial instruments tied to LIBOR rates, as well as the revenue and expenses associated with those financial instruments, may be adversely affected. Further, any uncertainty regarding the continued use and reliability of LIBOR as a benchmark interest rate could adversely affect the value of our financial instruments tied to LIBOR rates. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short term repurchase agreements, backed by Treasury securities, called the Secured Overnight Financing Rate (“SOFR”). The first publication of SOFR was released in April 2018. Whether or not SOFR attains market traction as a LIBOR replacement remains a questions and the future of LIBOR at this time is uncertain. If LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate to replace LIBOR with the new standard that is established.

There is no guarantee that a transition from LIBOR to an alternative will not result in financial market disruptions, significant increases in benchmark rates, or borrowing costs to borrowers, any of which could have a material adverse effect on our business, result of operations, financial condition, and unit price.

Economic downturns or recessions could impair the value of the collateral for our loans to our portfolio companies and consequently increase the possibility of an adverse effect on our financial condition and results of operations.

Many of our portfolio companies are susceptible to economic recessions and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments.

Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of the portfolio company’s loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if a portfolio company goes bankrupt, even though we may have structured our investment as mezzanine debt, or senior secured debt, depending on the facts and circumstances, including the extent to which we actually provided significant “managerial assistance,” if any, to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. These events could harm our financial condition and operating results.

We may suffer a loss if a portfolio company defaults on a loan and the underlying collateral is not sufficient.

In the event of a default by a portfolio company on a secured loan, we will only have recourse to the assets collateralizing the loan. If the underlying collateral value is less than the loan amount, we will suffer a loss. In addition, we sometimes make loans that are unsecured, where other lenders may be directly secured by the assets of the same portfolio company. In the event of a default or an enforcement action against the assets of the portfolio company that constitute collateral for such other lenders, those collateralized lenders would have priority over us with respect to the proceeds of a sale of such underlying assets. In cases described above, we may lack control over the underlying asset collateralizing our loan or the underlying assets of the portfolio company prior to a default, and as a result the value of the collateral may be reduced by acts or omissions by owners or managers of the assets.

In the event of bankruptcy of a portfolio company, we may not have full recourse to its assets in order to satisfy our loan, or our loan may be subject to equitable subordination. In addition, certain of our loans are subordinate to other debt of the portfolio company. If a portfolio company defaults on our loan or on debt senior to our loan, or in the event of a portfolio company bankruptcy, our loan will be satisfied only after the senior debt receives payment in full. Where debt senior to our loan exists, the presence of intercreditor arrangements may limit our ability to amend our loan documents, assign our loans to affiliates of the portfolio company, accept prepayments, exercise our remedies (through “standstill” periods) and control decisions made in bankruptcy proceedings relating to the portfolio company. Bankruptcy and portfolio company litigation can significantly increase collection losses and the time needed for us to acquire the underlying collateral in the event of a default, during which time the collateral may decline in value, causing us to suffer losses.

If the value of collateral underlying our loan declines or interest rates increase during the term of our loan, a portfolio company may not be able to obtain the necessary funds to repay our loan at maturity through refinancing. Decreasing collateral value and/or increasing interest rates may hinder a portfolio company’s ability to refinance our loan because the underlying collateral cannot satisfy the debt service coverage requirements necessary to obtain new financing. If a borrower is unable to repay our loan at maturity, we could suffer a loss which may adversely impact our financial performance.

We may be exposed to special risks associated with bankruptcy cases.

One or more of our portfolio companies may be involved in bankruptcy or other reorganization or liquidation proceedings. Many of the events within a bankruptcy case are adversarial and often beyond the control of the creditors. While creditors generally are afforded an opportunity to object to significant actions, we cannot assure you that a bankruptcy court would not approve actions that may be contrary to our interests. There also are instances where creditors can lose their ranking and priority if they are considered to have taken over management of a borrower.

To the extent that portfolio companies in which we have invested through a unitranche facility are involved in bankruptcy proceedings, the outcome of such proceedings may be uncertain. For example, it is unclear whether a bankruptcy court would enforce an agreement among lenders which sets the priority of payments among unitranche lenders. In such a case, the “first out” lenders in the unitranche facility may not receive the same degree of protection as they would if the agreement among lenders was enforced.

The reorganization of a company can involve substantial legal, professional and administrative costs to a lender and the borrower. It is subject to unpredictable and lengthy delays and during the process a company’s competitive position may erode, key management may depart and a company may not be able to invest adequately. In some cases, the debtor company may not be able to reorganize and may be required to liquidate assets. The debt of companies in financial reorganization will, in most cases, not pay current interest, may not accrue interest during reorganization and may be adversely affected by an erosion of the issuer’s fundamental value.

In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. For example, we could become subject to a lender liability claim (alleging that we misused our influence on the borrower for the benefit of its lenders), if, among other things, the borrower requests significant managerial assistance from us and we provide that assistance. To the extent we and an affiliate both hold investments in the same portfolio company that are of a different character, we may also face restrictions on our ability to become actively involved in the event that such portfolio company becomes distressed as a result of the restrictions imposed on transactions involving affiliates under the 1940 Act. In such cases, we may be unable to exercise rights we may otherwise have to protect our interests as security holders in such portfolio company.

Our loans could be subject to equitable subordination by a court which would increase our risk of loss with respect to such loans.

Courts may apply the doctrine of equitable subordination to subordinate the claim or lien of a lender against a borrower to claims or liens of other creditors of the borrower, when the lender or its affiliates is found to have engaged in unfair, inequitable or fraudulent conduct. The courts have also applied the doctrine of equitable subordination when a lender or its affiliates is found to have exerted inappropriate control over a client, including control resulting from the ownership of equity interests in a client. We have made or received through restructuring direct equity investments or received warrants in connection with loans representing approximately 8.5% of the aggregate amortized cost basis of our portfolio as of March 31, 2019. Payments on one or more of our loans, particularly a loan to a client in which we also hold an equity interest, may be subject to claims of equitable subordination. If we were deemed to have the ability to control or otherwise exercise influence over the business and affairs of one or more of our portfolio companies resulting in economic hardship to other creditors of that company, this control or influence may constitute grounds for equitable subordination and a court may treat one or more of our loans as if it were unsecured or common equity in the portfolio company. In that case, if the portfolio company were to liquidate, we would be entitled to repayment of our loan on a pro-rata basis with other unsecured debt or, if the effect of subordination was to place us at the level of common equity, then on an equal basis with other holders of the portfolio company’s common equity only after all of its obligations relating to its debt and preferred securities had been satisfied.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; (3) attempt to preserve or enhance the value of our initial investment; or (4) to finance an acquisition or other material transaction. We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our tax status. In addition, our ability to make follow-on investments may also be limited by THL Credit Advisors’ allocation policy. We may also make follow on investments that exceed our target hold size because other co-investing funds may not have available capital.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment and meets the other specified requirements.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities of foreign companies in order to provide diversification or to complement our U.S. investments although we are required generally to invest at least 70% of our assets in companies organized and having their principal place of business within the U.S. and its possessions. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. These risks many be more pronounced for portfolio companies located or operating primarily in emerging markets, whose economies, markets and legal systems may be less developed.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We may incur greater risk with respect to investments we acquire through assignments or participations of interests.

Although we originate a substantial portion of our loans, we may acquire loans through assignments or participations of interests in such loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. In addition, to the extent that the lead institution fails and any borrower collateral is used to reduce the balance of a participated loan, we will be regarded as a creditor of the lead institution and will not benefit from the exercise of any set-off rights by the lead institution or its receiver. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the loan with respect to which we are buying a participation as we would conduct if we were investing directly in the loan. This difference may result in us being exposed to greater credit or fraud risk with respect to such loans than we expected when initially purchasing the participation.

Cyclicality within the energy sector may adversely affect some of our portfolio companies.

Industries within the energy sector are cyclical with fluctuations in commodity prices and demand for, and production of commodities driven by a variety of factors. The highly cyclical nature of the industries within the energy sector may lead to volatile changes in commodity prices, which may adversely affect the earnings of energy companies in which we may invest and the performance and valuation of our portfolio.

Changes in healthcare laws and other regulations applicable to some of our portfolio companies’ businesses may constrain their ability to offer their products and services.

Changes in healthcare or other laws and regulations applicable to the businesses of some of our portfolio companies may occur that could increase their compliance and other costs of doing business, require significant systems enhancements, or render their products or services less profitable or obsolete, any of which could have a material adverse effect on their results of operations. There has also been an increased political and regulatory focus on healthcare laws in recent years, and new legislation could have a material effect on the business and operations of some of our portfolio companies.

Our investments in the consumer products and services sector are subject to various risks including cyclical risks associated with the overall economy.

General risks of companies in the consumer products and services sector include cyclicality of revenues and earnings, economic recession, currency fluctuations, changing consumer tastes, extensive competition, product liability litigation and increased government regulation. Generally, spending on consumer products and services is affected by the health of consumers. Companies in the consumer products and services sectors are subject to government regulation affecting the permissibility of using various food additives and production methods, which regulations could affect company profitability. A weak economy and its effect on consumer spending would adversely affect companies in the consumer products and services sector.

Our investments in technology companies are subject to many risks, including volatility, intense competition, shortened product life cycles, litigation risk and periodic downturn.

We have invested and will continue investing in technology companies, many of which may have narrow product lines and small market shares, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as to general economic downturns. The revenues, income (or losses), and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, technology-related markets are generally characterized by abrupt business cycles and intense competition, where the leading companies in any particular category may hold a highly concentrated percentage of the overall market share. Therefore, our portfolio companies may face considerably more risk of loss than do companies in other industry sectors.

Because of rapid technological change, the selling prices of products and services provided by technology related companies have historically decreased over their productive lives. As a result, the selling prices of products and services offered by technology-related companies may decrease over time, which could adversely affect their operating results, their ability to meet obligations under their debt securities and the value of their equity securities. This could, in turn, materially adversely affect the value of the technology-related companies in our portfolio.

Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited.

We currently have, and may acquire in the future, control investments in portfolio companies. Our ability to divest ourselves from a debt or equity investment in a controlled portfolio company could be restricted due to illiquidity in a private stock, limited trading volume on a public company’s stock, inside information on a company’s performance, insider blackout periods, or other factors that could prohibit us from disposing of the investment as we would if it were not a control investment. Additionally, we may choose not to take certain actions to protect a debt investment in a control investment portfolio company. As a result, we could be limited in our ability to exit a control investment at an ideal time, which could diminish the value we are able to receive upon exiting such control investment.

RISKS IN THE CURRENT ENVIRONMENT

Capital markets may experience periods of disruption and instability and we cannot predict when these conditions will occur. Such market conditions could materially and adversely affect debt and equity capital markets in the United States and abroad, which could have a negative impact on our business, financial condition and results of operations.

The U.S. and global capital markets have historically experienced extreme volatility and disruption during the economic downturns, in particular the extended recession that began in mid-2007, and more recently the softening in the market since late 2018. Political events, such as the June 2016 referendum in the United Kingdom in which voters approved an exit from the European Union, have also negatively impacted the market and future implications of such events still remain unclear. These market and economic disruptions affected, and these and other similar market and economic disruptions may in the future affect, the U.S. capital markets, which could adversely affect our business, that of our portfolio companies and the broader financial and credit markets and may reduce the availability of debt and equity capital for the market as a whole and to financial firms, in particular. At various times, these disruptions resulted in, and may in the future result in, a lack of liquidity in parts of the debt capital markets, significant write-offs in the financial services sector and the repricing of credit risk. These conditions may reoccur for a prolonged period of time or materially worsen in the future, including as a result of U.S. government shutdowns, further downgrades to the U.S. government’s sovereign credit rating, or the perceived credit worthiness of the United States or other large global economies. Unfavorable economic conditions, including future recessions, also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. We may in the future have difficulty accessing debt and equity capital on attractive terms, or at all, and a severe disruption and instability in the global financial markets or deteriorations in credit and financing conditions may cause us to reduce the volume of loans we originate and/or fund, adversely affect the value of our portfolio investments or otherwise have a material adverse effect on our business, financial condition, results of operations and cash flows.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

There has been on-going discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to the trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies’ access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

The United Kingdom referendum decision to leave the European Union may create significant risks and uncertainty for global markets and our investments.

The results of the United Kingdom referendum to leave the European Union has led to volatility in global financial markets, and in particular in the markets of the United Kingdom and across Europe, and may also lead to weakening in consumer, corporate and financial confidence in the United Kingdom and Europe. The extent and process by which the United Kingdom will exit the European Union, and the longer term economic, legal, political and social framework to be put in place between the United Kingdom and the European Union are unclear at this stage and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. In particular, the decision made in the United Kingdom referendum may lead to a call for similar referenda in other European jurisdictions which may cause increased economic volatility and uncertainty in the European and global markets. This volatility and uncertainty may have an adverse effect on the economy generally and on our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to implement appropriate currency hedging. Potential declines in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the United Kingdom or Europe.

Legislative tax reform may have a negative effect.

Legislative or other actions relating to taxes could have a negative effect on the Company. The rules dealing with U.S. federal income taxation are constantly under review by persons involved in the legislative process, the Internal Revenue Service and the U.S. Treasury Department. In December 2017, the U.S. House of Representatives and U.S. Senate passed tax reform legislation, which was signed by the President. Such legislation made many changes to the Code, including significant changes to the taxation of business entities, the deductibility of interest expense, and the tax treatment of capital investment. We cannot predict with certainty how any changes in the tax laws might affect the Company, investors, or the Company’s portfolio investments. New legislation and any U.S. Treasury regulations, administrative interpretations or court decisions interpreting such legislation could significantly and negatively affect the Company’s ability to qualify for tax treatment as a RIC or the U.S. federal income tax consequences to the Company and its investors of such qualification, or could have other adverse consequences. Investors are urged to consult with their tax advisor regarding tax legislative, regulatory, or administrative developments and proposals and their potential effect on an investment in the Company’s securities.

RISKS RELATED TO OUR OPERATIONS AS A BDC

Our ability to enter into transactions with our affiliates will be restricted.

Because we have elected to be treated as a BDC under the 1940 Act, we are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, of the SEC. The Staff has granted us relief pursuant to the Order. Pursuant to the Order, we are permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if a “required majority” (as defined in Section 57(o) of the 1940 Act) of our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the proposed transaction, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objectives and strategies. We intend to co-invest, subject to the conditions included in the Order. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Regulations governing our operation as a BDC may limit our ability to, and the way in which we raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.

Our business may in the future require a substantial amount of capital. We may acquire additional capital from the issuance of senior securities (including debt and preferred stock) or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. Additionally, we may only issue senior securities up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 150% after such issuance or incurrence. If our assets decline in value and we fail to satisfy this test, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales or repayment may be disadvantageous, which could have a material adverse impact on our liquidity, financial condition and results of operations.

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Senior Securities (including debt and preferred stock). As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, such securities would rank “senior” to common stock in our capital structure, resulting in preferred stockholders having separate voting rights, dividend and liquidation rights, and possibly other rights, preferences or privileges more favorable than those granted to holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

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Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. We may also make subscription rights offerings or warrants representing rights to purchase shares of our securities to our stockholders at prices per share less than the net asset value per share, subject to the requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and such stockholders may experience dilution.

Additionally, if we do raise additional capital in one or more subsequent financings, until we are able to invest the net proceeds of such any financing in suitable investments, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields lower than the interest, dividend or other income that we anticipate receiving in respect of investments in debt and equity securities of our target portfolio companies. As a result, our ability to pay dividends in the years of operation during which we have such net proceeds available to invest will be based on our ability to invest our capital in suitable portfolio companies in a timely manner. Further, the management fee payable to our investment adviser, THL Credit Advisors, will not be reduced while our assets are invested in such temporary investments.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inopportune times in order to come into compliance with the 1940 Act. If we need to dispose of such investments quickly, it may be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

There is a risk that we may not make distributions or that our distributions may not grow over time.

We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or periodically increase our dividend rate.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized depreciation in our investment portfolio could be an indication of a portfolio company’s potential inability to meet its repayment obligations to us. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which would have a material adverse effect on our results of operations and financial condition.

We intend to continue to qualify for tax treatment as a RIC under the Code. As a RIC we do not have to pay federal income taxes on our income (including realized gains) that is distributed to our stockholders, provided that we satisfy certain distribution and other requirements. Accordingly, we are not permitted under accounting rules to establish reserves for taxes on our unrealized capital gains. If we fail to qualify for RIC tax treatment in any year, to the extent that we had unrealized gains, we would have to establish reserves for taxes, which would reduce our net asset value and the amount potentially available for distribution. In addition, if we, as a RIC, were to decide to make a deemed distribution of net realized capital gains and retain the net realized capital gains, we would have to establish appropriate reserves for taxes that we would have to pay on behalf of stockholders. It is possible that establishing reserves for taxes could have a material adverse effect on the value of our common stock.

To maintain our tax treatment as a RIC under the Code, which is required in order for us to distribute our income without being taxed at the corporate level, we must maintain our status as a BDC and meet certain source-of-income, asset diversification and annual distribution requirements and including:

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The annual distribution requirement, which is satisfied if we distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis. Because we may use debt financing, we are subject to an asset coverage ratio requirement under the 1940 Act and we may be subject to certain financial covenants under our debt arrangements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and, thus, become subject to corporate-level income tax.

•	The income source requirement, which will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

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The asset diversification requirement, which will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy these requirements, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and, therefore, will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

Satisfying these requirements may require us to take actions we would not otherwise take, such as selling investments at unattractive prices to satisfy diversification, distribution or source of income requirements. In addition, while we are authorized to borrow funds in order to make distributions, under the 1940 Act we are not permitted to make distributions to stockholders while we have debt obligations or other senior securities outstanding unless certain “asset coverage” tests are met. If we fail to qualify as a RIC for any reason and become or remain subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

RISKS RELATED TO AN INVESTMENT IN OUR SECURITIES

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to us, frequently trade at a discount from their net asset value. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for our common shares may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

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significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of key personnel from our investment adviser;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Certain provisions of the General Corporation Law of the State of Delaware and our certificate of incorporation could deter takeover attempts and have an adverse effect on the price of our common stock.

The General Corporation Law of the State of Delaware and our certificate of incorporation contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. Among other provisions, our directors may be removed for cause by the affirmative vote of 75% of the holders of our outstanding capital stock and removed with or without cause by the approval of 66.7% of the remaining directors. Our board of directors also is authorized to issue preferred stock in one or more series. In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of common stock, to approve, adopt or authorize certain transactions, including mergers and the sale, lease or exchange of all or any substantial part of our assets with 10% or greater holders of our outstanding common stock and their affiliates or associates, unless the transaction has been approved by at least 80% of our board of directors, in which case approval by “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. See “Description of Our Capital Stock—Anti-takeover provisions.”

Our common stock may trade below its net asset value per share, which limits our ability to raise additional equity capital.

If our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. Shares of BDCs, including shares of our common stock, have traded at discounts to their net asset values. As of March 31, 2019, our net asset value per share was $8.96. The last reported sale price of a share of our common stock on the NASDAQ Global Select Market on August 5, 2019 was $6.56. If our common stock trades below net asset value, the higher the cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of trading below net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Our Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of March 31, 2019, we had $117.2 million outstanding under the Revolving Facility. The indebtedness under the Revolving Facility is effectively senior to the Notes to the extent of the value of the assets securing such indebtedness.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

If we were to issue shares at a price below net asset value, such sales would result in an immediate dilution to existing common stockholders, which would include a reduction in the net asset value per share as a result of the issuance. Although any such sale must be approved by our board of directors, there is no limit on the amount of dilution that may occur as a result of such sale. This dilution would also include a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance.

Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convert into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests.

If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

In addition, if we issue warrants or securities to subscribe for or convert into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders’ interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

The trading market or market value of our publicly issued debt securities may fluctuate.

Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the ratings assigned by national statistical ratings agencies;

•	the general economic environment;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption or repayment features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates generally; and

•	market rates of interest higher or lower than rates borne by the debt securities.

You should also be aware that there may be a limited number of buyers when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

If noteholders’ debt securities are redeemed at our option, we may choose to redeem such debt securities at times when prevailing interest rates are lower than the interest rate paid such debt securities. In addition, if noteholders’ debt securities are subject to mandatory redemption, we may be required to redeem such debt securities also at times when prevailing interest rates are lower than the interest rate paid on such debt securities. In this circumstance, noteholders may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue preferred stock, debt securities or convertible debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities or convertible debt would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. If we do not maintain our required asset coverage ratios, we may not be permitted to declare dividends. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs. The Company currently has no intention of issuing preferred stock during the 2019 fiscal year.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial.

Our stockholders will experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.

All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that do not participate in our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

The Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of THL Credit, Inc. and not of any of our subsidiaries. None of our subsidiaries are a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes are structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indentures under which our Notes were issued contains limited protection for holders of our Notes.

The indentures under which the Notes were issued offers limited protection to holders of the Notes. The terms of the indentures and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indentures and the Notes do not place any restrictions on our or our subsidiaries’ ability to:

•

issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC (these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings);

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the indentures do not require us to offer to purchase the Notes in connection with a change of control or any other event. Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources—Credit Facility.” The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under the Revolving Facility or other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under the Revolving Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the Revolving Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Revolving Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default under the Revolving Facility or other debt, the lenders or holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under the Revolving Facility, could proceed against the collateral securing the debt. Because the Revolving Facility have, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Revolving Facility under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors LLC, the Advisor;

•	the ability of the Advisor to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of the Advisor to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates;

•	the impact of changes to tax legislation and, generally, our tax position;

•	our ability to exit a control investment in a timely manner; and

•	the ability to fund Logan JV’s unfunded commitments to the extent approved by each member of the Logan JV investment committee.

This prospectus and any prospectus supplement, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in debt and equity securities, repayment of any outstanding indebtedness, acquisitions and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within twelve months, but in no event longer than two years, depending on the availability of attractive opportunities and market conditions. However, there can be no assurance that we will be able to achieve this goal.

Pending such uses and investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. The management fee payable by us to our investment adviser will not be reduced while our assets are invested in such securities. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any offering, pending full investment, are held in lower yielding short-term instruments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Select Market under the symbol “TCRD.” The following table sets forth the range of high and low sales prices of our common stock as reported on the NASDAQ Global Select Market, the sales price as a percentage of net asset value for each fiscal quarter in each of the last two years and the most recent interim period. The stock quotations are interdealer quotations and do not include markups, markdowns or commissions.

			Sales Price		Premium/ (Discount) of High Sales Price to NAV(2)	Premium/ (Discount) of Low Sales Price to NAV(2)
	NAV(1)		High	Low
Year Ended December 31, 2017
First Quarter		$11.71	$10.56	$9.49	(10)%	(19)%
Second Quarter		$11.48	$10.10	$9.52	(12)%	(17)%
Third Quarter		$11.34	$10.23	$9.08	(10)%	(20)%
Fourth Quarter		$10.51	$9.61	$8.93	(9)%	(15)%
Year Ended December 31, 2018
First Quarter		$10.44	$9.25	$7.75	(11)%	(26)%
Second Quarter		$10.23	$8.40	$7.75	(18)%	(24)%
Third Quarter		$10.10	$8.74	$7.84	(13)%	(22)%
Fourth Quarter		$9.15	$8.12	$5.91	(11)%	(35)%
Year Ended December 31, 2019
First Quarter		$8.96	$7.40	$6.19	(17)%	(31)%
Second Quarter (through May 31, 2019)	$	*	$6.96	$6.57	*	*

(1)

NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period and are attributable to THL Credit, Inc. and exclude the consolidated non-controlling interest.

(2)	Calculated as of the respective high or low sales price premium or discount divided by NAV, minus 1.
*	NAV for this period has not been determined.

The last reported price for our common stock on May 31, 2019 was $6.58 per share.

Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term is separate and distinct from the risk that our net asset value will decrease. At times, our shares of common stock have traded at a premium to net asset value and at times our shares of common stock have traded at a discount to the net assets attributable to those shares. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

Distributions

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our tax treatment as a RIC, we are required to distribute at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year (ii) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. We would make any such decision based on, among other things, our liquidity, leverage, current investment opportunities, and our determination as to whether the proceeds from such capital gains would be more accretive to stockholders in the long-term in the form of a distribution, growing our investment portfolio, or reducing our borrowings outstanding. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our distributions declared and paid or to be paid on all shares including dividends reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share	Percentage Attributable to Return of Investors’ Paid-In Capital
August 5, 2010	September 2, 2010	September 30, 2010	$0.05	—
November 4, 2010	November 30, 2010	December 28, 2010	$0.10	—
December 14, 2010	December 31, 2010	January 28, 2011	$0.15	—
March 10, 2011	March 25, 2011	March 31, 2011	$0.23	—
May 5, 2011	June 15, 2011	June 30, 2011	$0.25	—
July 28, 2011	September 15, 2011	September 30, 2011	$0.26	—
October 27, 2011	December 15, 2011	December 30, 2011	$0.28	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.29	—
March 6, 2012	March 20, 2012	March 30, 2012	$0.05	—
May 2, 2012	June 15, 2012	June 29, 2012	$0.30	—
July 26, 2012	September 14, 2012	September 28, 2012	$0.32	—
November 2, 2012	December 14, 2012	December 28, 2012	$0.33	—
December 20, 2012	December 31, 2012	January 28, 2013	$0.05	—
February 27, 2013	March 15, 2013	March 29, 2013	$0.33	—
May 2, 2013	June 14, 2013	June 28, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.34	—
August 2, 2013	September 16, 2013	September 30, 2013	$0.08	—
October 30, 2013	December 16, 2013	December 31, 2013	$0.34	—
March 4, 2014	March 17, 2014	March 31, 2014	$0.34	—
May 7, 2014	June 16, 2014	June 30, 2014	$0.34	—
August 7, 2014	September 15, 2014	September 30, 2014	$0.34	—
November 4, 2014	December 15, 2014	December 31, 2014	$0.34	—
March 6, 2015	March 20, 2015	March 31, 2015	$0.34	—
May 5, 2015	June 15, 2015	June 30, 2015	$0.34	—
August 4, 2015	September 15, 2015	September 30, 2015	$0.34	—
November 3, 2015	December 15, 2015	December 31, 2015	$0.34	—
March 8, 2016	March 21, 2016	March 31, 2016	$0.34	—
May 3, 2016	June 15, 2016	June 30, 2016	$0.34	—
August 2, 2016	September 15, 2016	September 30, 2016	$0.34	—
November 8, 2016	December 15, 2016	December 30, 2016	$0.27	—
March 7, 2017	March 20, 2017	March 31, 2017	$0.27	—
May 5, 2017	June 15, 2017	June 30, 2017	$0.27	—
August 1, 2017	September 15, 2017	September 29, 2017	$0.27	—
November 7, 2017	December 15, 2017	December 29, 2017	$0.27	—
March 2, 2018	March 20, 2018	March 30, 2018	$0.27	—
May 1, 2018	June 15, 2018	June 29, 2018	$0.27	—
August 7, 2018	September 14, 2018	September 28, 2018	$0.27	—
November 6, 2018	December 14, 2018	December 31, 2018	$0.27	—
March 5, 2019	March 20, 2019	March 29, 2019	$0.21	—
May 7, 2019	June 14, 2019	June 28, 2019	$0.21	—

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level. We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated earnings and profits would generally be treated as a return of capital to the extent of a shareholder’s adjusted tax basis in our shares. If a shareholder’s tax basis is reduced to zero, the shareholder would generally treat any remaining distributions in excess of our current and accumulated earnings and profits as a capital gain. The determination of the tax attributes of our distributions is made annually as of the end of our taxable year and is generally based upon our taxable income for the full taxable year and distributions paid for the full taxable year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2019 distributions as of March 31, 2019, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distributions will be sent to our U.S. stockholders of record (other than certain exempt recipients). Our board of directors presently intends to declare and pay quarterly distributions. Our ability to make distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The tax character of distributions declared and paid in 2018 represented $35.2 million from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2017 represented $35.4 million from ordinary income, $0 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2018 and 2017 were ($0.3) million and $(0.9) million, respectively.

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax when distributed to foreign accounts. A RIC is permitted to designate distributions in the form of dividends that represent interest income from U.S. sources (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of March 31, 2019, the percentage of 2019 income estimated as qualified interest income for tax purposes was 81.3%.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL

CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our consolidated financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risks” and “Special Note Regarding Forward-Looking Statements” appearing elsewhere herein.

Overview

THL Credit, Inc., or we, us, our or the Company, was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated investments in debt and equity securities of middle market companies.

As of March 31, 2019, we, together with our credit-focused affiliates, collectively had $16.6 billion of assets under management. This amount included our assets, assets of the managed funds and a separate account managed by us, and assets of the collateralized loan obligations (CLOs), separate accounts and various fund formats, including any uncalled commitments of private funds, as managed by the investment professionals of the Advisor or its consolidated subsidiary.

We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien, subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or other similar securities and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We may also provide advisory services to managed funds.

We are an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 Act, as amended, or the 1940 Act. As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. Government securities and high-quality debt investments that mature in one year or less.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant U.S. Securities and Exchange Commission, or SEC, rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2019, we have been responsible for making, on behalf of ourselves, our managed funds and separately managed account, over $2.1 billion in aggregate commitments into 108 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2019, we, along with our managed funds and separately managed account, have received $1.6 billion of gross proceeds from the realization of investments. We have received $1.3 billion of gross proceeds from the realization of our investments during this same time period. As of March 31, 2019, our managed funds, THL Credit Greenway, LLC, or Greenway, and THL Credit Greenway II, LLC, or Greenway II, and its separately managed account, collectively Greenway II, have received $189.4 million, or 126.2% of committed capital, and $172.0 million, or 92.0% of the committed capital, respectively.

We have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. To qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements. As a RIC, we generally will not have to pay corporate-level income taxes on any income we distribute to our stockholders.

Portfolio Composition and Investment Activity

Portfolio Composition

As of March 31, 2019, we had $497.6 million of portfolio investments (at fair value), which represents a $3.9 million, or 0.8% increase from the $493.7 million (at fair value) as of December 31, 2018. Our portfolio consisted of 44 investments, including Greenway, and Greenway II, as of March 31, 2019, compared to 42 portfolio investments, including Greenway and Greenway II, as of December 31, 2018. As of March 31, 2019, we had $172.7 million of controlled portfolio investments (at fair value) in five portfolio companies, which represents a $5.0 million, or 3.0% increase from $167.7 million (at fair value) as of December 31, 2018 in five portfolio companies. The increase in controlled portfolio companies was the result of an increase in fair value of Copperweld Bimetallics Inc. and follow-on revolver investments, net of a return of capital distribution from Logan JV. Our average controlling equity position at March 31, 2019 was approximately $36.1 million and $34.5 million at cost and fair value, respectively. Our investment in the Logan JV represented 16.4% and 17.2% of our portfolio investments at fair value as of March 31, 2019 and December 31, 2018, respectively. Going forward, we intend to limit new investments in new portfolio companies to 2.5% of our investment portfolio based upon the most recent fair market value.

At March 31, 2019, our average portfolio company investment, excluding Greenway, Greenway II, Logan JV, and portfolio investments where we only have an equity or fund investment and restructured investments where we converted debt to a controlling equity interest, at amortized cost and fair value, was approximately $11.6 million and $9.9 million, respectively. At December 31, 2018 our average portfolio company investment, excluding Greenway, Greenway II, Logan JV, and portfolio investments where we only have an equity or fund investment and restructured investments where we converted debt to a controlling equity interest, at amortized cost and fair value, was approximately $11.7 million and $10.6 million, respectively.

Investments where we hold equity only positions or investments where we converted debt to a controlling equity position would not be representative of our typical portfolio investment size and were therefore excluded from the following calculations. Our largest portfolio company investment as of March 31, 2019 and December 31, 2018, excluding the Logan JV and investments where we hold equity only positions or investments where we converted debt to a controlling equity position, by amortized cost and fair value was approximately $44.2 million and $24.7 million, and $34.0 million and $26.6 million, respectively. Including such investments, our largest portfolio company investment at March 31, 2019 and December 31, 2018 was our investment in the Logan JV, which totaled $89.2 million and $81.4 million, and $92.4 million and $84.8 million at cost and fair value, respectively.

At March 31, 2019, based upon fair value, 96.5% of our debt investments bore interest based on floating rates, which may be subject to interest rate floors, such as LIBOR and CDOR, and 3.5% bore interest at fixed rates. At December 31, 2018, 96.5% of our debt investments bore interest based on floating rates, which may be subject to interest rate floors, such as LIBOR, and 3.5% bore interest at fixed rates.

The following table shows the weighted average yield by investment category at their current cost.

	As of
Description:	March 31, 2019	December 31, 2018
First lien senior secured debt(1)	9.2%	10.1%
Second hen debt	12.6%	12.7%
Subordinated debt	16.5%	16.5%
Income-producing equity securities(2)	9.6%	9.6%

Debt and income-producing investments(1)(3)	9.6%	10.4%
Logan JV(4)	11.4%	12.0%
All investments including Logan JV(1)(4)	9.9%	10.7%

(1)	Includes all loans on non-accrual status.
(2)	Includes income from debt-like equity securities where there is a stated rate and amounts are due on a fixed payment schedule.
(3)	Includes yields on controlled investments, but excludes the yield on the Logan JV.
(4)

As of March 31, 2019 and December 31, 2018, the dividend declared and earned of $2.5 million and $2.4 million for the three months ended March 31, 2019 and December 31, 2018, respectively, represented a yield to us of 11.4% and 14.2%, respectively, based on average capital invested. We expect the dividend yield to fluctuate as a result of the timing of additional capital invested, the changes in asset yields in the underlying portfolio and the overall performance of the Logan JV investment portfolio.

The weighted average yield of our debt investments is not the same as a return on investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our fees and expenses. The weighted average yield was computed using the effective interest rates as of March 31, 2019, including accretion of original issue discount and loan origination fees. This weighted average yield reflects the impact of loans on non-accrual status. There can be no assurance that the weighted average yield will remain at its current level. As of March 31, 2019 and December 31, 2018, 1.8% and 1.9%, respectively, of our investment portfolio at fair value was comprised of non-income producing equity and warrant investments. We intend to continue to reduce our non-income producing investments in 2019 and beyond. No assurance can be given that we will be successful in achieving this target.

As of March 31, 2019 and December 31, 2018, portfolio investments, in which we have debt investments, had a median adjusted earnings before interest, taxes, depreciation and amortization, or EBITDA, of approximately $10.0 million and $9.0 million, respectively, based on the latest available financial information provided by the portfolio companies for each of these periods. As of March 31, 2019 and December 31, 2018, our median attachment point in the capital structure of our debt investments in portfolio companies is approximately 4.5 times and 4.8 times the portfolio company’s EBITDA, respectively, based on our latest available financial information for each of these periods.

We expect the percent of our portfolio investments in unsponsored investments to decrease significantly over time as we work through restructurings, which may include providing additional liquidity through revolving loans, and ultimately exit our unsponsored investments. However, these portfolio investments may require follow-on capital as we work through restructurings, which will increase our exposure to these investments. Going forward we expect unsponsored investments we make, if any, would only be in first lien senior secured investments. As of March 31, 2019, our portfolio of unsponsored investments included four investments. Three are performing at or above our expectations and have an Investment Score of 1 or 2. The other unsponsored investment has an Investment Score of 3. As of December 31, 2018, our portfolio of unsponsored investments included four investments. Three are performing at or above our expectations and have an Investment Score of 1 or 2. The other unsponsored investment has an Investment Score of 3.

As of March 31, 2019, we have closed portfolio investments with 68 different sponsors since inception. As of December 31, 2018, we had closed portfolio investments with 67 different sponsors since inception.

The following table summarizes sponsored and unsponsored investments based on amortized cost and fair value (in millions).

	As of March 31, 2019			As of December 31, 2018
	Amortized Cost	Fair Value	Fair Value as % of Total	Amortized Cost	Fair Value	Fair Value as % of Total
Sponsored Investments(1)	$381.5	$329.1	79.1%	$371.8	$329.5	80.6%
Unsponsored Investments(1)	77.3	87.1	20.9%	75.5	79.4	19.4%

Total	$458.8	$416.2	100.0%	$447.3	$408.9	100.0%

(1)	Excludes THL Credit Greenway Fund I LLC, THL Credit Greenway Fund II LLC, and THL Credit Logan JV LLC.

The following table summarizes the amortized cost and fair value of investments as of March 31, 2019 (in millions).

Description	Amortized Cost	Percentage of Total	Fair Value(1)	Percentage of Total
First lien senior secured debt	$373.2	68.1%	$331.2	66.6%
Investment in Logan JV	89.1	16.3%	81.4	16.4%
Equity investments	46.3	8.5%	48.9	9.8%
Second lien debt	26.2	4.8%	25.5	5.1%
Subordinated debt	9.5	1.7%	6.6	1.3%
Investments in funds	3.4	0.6%	3.6	0.7%
Warrants	0.2	0.0%	0.4	0.1%

Total investments	$547.9	100.0%	$497.6	100.0%

(1)

All investments are categorized as Level 3 in the fair value hierarchy, except for investments in funds and the Logan JV, which are excluded from the fair value hierarchy in accordance with ASU 2015-07. These assets are valued at net asset value.

The following table summarizes the amortized cost and fair value of investments as of December 31, 2018 (in millions).

Description	Amortized Cost	Percentage of Total	Fair Value(1)	Percentage of Total
First lien senior secured debt	$361.8	67.1%	$329.4	66.8%
Investment in Logan JV	92.4	17.1%	84.8	17.2%
Equity investments	46.2	8.6%	43.5	8.8%
Second lien debt	26.2	4.9%	25.3	5.1%
Subordinated debt	9.4	1.7%	6.6	1.3%
Investments in funds	3.4	0.6%	3.5	0.7%
Warrants	0.2	0.0%	0.6	0.1%

Total investments	$539.6	100.0%	$493.7	100.0%

(1)

All investments are categorized as Level 3 in the fair value hierarchy, except for investments in funds and the Logan JV, which are excluded from the fair value hierarchy in accordance with ASU 2015-07. These assets are valued at net asset value.

We expect the percent of our core assets, which we define as first lien senior secured loans and the Logan JV, to continue to increase as a percent of total investments as we exit non-qualifying BDC assets as defined under the 1940 Act and our controlled equity investments, through sales or repayments, and redeploy these proceeds. We intend to continue our efforts to reposition the portfolio towards these core assets, which we believe will reduce our exposure to portfolio company risks and potential changes in interest rates.

As required by the 1940 Act, we classify our investments by level of control. “Control investments” are defined in the 1940 Act as investments in those companies that we are deemed to “control”, which, in general, includes a company in which we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. “Affiliate investments” are investments in those companies that are “affiliated companies” of ours, as defined in the 1940 Act, which are not control investments. We are deemed to be an “affiliate” of a company in which we have invested if we own 5% or more, but less than 25%, of the voting securities of such company. “Non-control/non-affiliate investments” are investments that are neither control investments nor affiliate investments.

The following is a summary of the industry classification in which the Company invests as of March 31, 2019 (in millions).

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$116.6	$99.5	19.97%	34.56%
Investment funds and vehicles	89.1	81.4	16.36%	28.28%
Healthcare	70.6	69.1	13.89%	24.02%
Consumer products and services	65.5	61.3	12.32%	21.29%
IT services	60.4	58.4	11.74%	20.30%
Energy / utilities	46.8	37.0	7.44%	12.85%
Financial services	35.4	35.5	7.13%	12.32%
Retail & grocery	38.5	28.0	5.62%	9.71%
Business services	18.6	18.8	3.79%	6.56%
Media, entertainment and leisure	5.4	5.5	1.11%	1.91%
Transportation	1.0	3.1	0.63%	1.09%

Total Investments	$547.9	$497.6	100.00%	172.89%

The following is a summary of the industry classification in which the Company invests as of December 31, 2018 (in millions).

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$104.6	$94.3	19.09%	31.86%
Investment funds and vehicles	92.4	84.8	17.18%	28.69%
Consumer products and services	74.9	69.1	14.00%	23.37%
Healthcare	62.5	60.2	12.20%	20.37%
IT services	52.4	50.4	10.21%	17.05%
Energy / utilities	46.5	37.1	7.51%	12.53%
Financial services	43.1	42.9	8.68%	14.49%
Retail & grocery	38.5	27.8	5.63%	9.40%
Business services	18.3	18.5	3.76%	6.27%
Media, entertainment and leisure	5.4	5.5	1.11%	1.86%
Transportation	1.0	3.1	0.63%	1.06%

Total Investments	$539.6	$493.7	100.00%	166.95%

Investment Activity

The following is a summary of our investment activity, presented on a cost basis, for the three months ended March 31, 2019 and 2018 (in millions).

	Three months ended March 31,
	2019	2018
New portfolio investments	$13.8	—
Existing portfolio investments:
Follow-on investments(1)	17.4	6.6
Delayed draw and revolver investments(1)	3.3	5.2

Total existing portfolio investments	20.7	11.8

Total portfolio investment activity	$34.5	11.8

Number of new portfolio investments	3	—
Number of follow-on investments	6	8
First lien senior secured debt	$34.3	5.4
Investment in Logan JV	—	6.4
Equity investments	0.2	—

Total portfolio investments	$34.5	11.8

Weighted average yield of new debt investments	11.9%	7.8%
Weighted average yield, including all new income-producing investments	11.9%	11.3%

(1)	Includes follow-on investments in controlled investments. Refer to Schedule 12-14 for additional detail.

For the three months ended March 31, 2019 and 2018, we had prepayments and sales of our investments, including any prepayment premiums, totaling $25.5 million and $18.2 million, respectively. Please refer to “Results of Operations—Net Realized Gains and Losses on Investments, net of income tax provision” for additional details surrounding certain investments that were sold.

The following are proceeds received from notable prepayments, sales and other activity related to our investments (in millions):

For the three months ended March 31, 2019

•	Sale of a first lien senior secured term loan in Alex Toys, LLC. with proceeds received of $7.7 million, and

•	Sale of a first lien senior secured term loan in Home Partners of America, Inc. with proceeds received of $7.7 million.

For the three months ended March 31, 2018

•	Repayment of a first lien senior secured term loan and revolver in Togetherwork Holdings, LLC, which resulted in proceeds of $5.7 million, including a prepayment premium of $0.1 million, and

•

Sale of a first lien senior secured term loan, subordinated term loans, preferred equity and common equity in Aerogroup International Inc., with proceeds received of $2.5 million and $8.0 million recorded as an escrow receivable.

Our level of investment activity can vary substantially from period to period depending on many factors, including the amount of debt and equity capital available to middle market companies, the level of merger and acquisition activity, the general economic environment and the competitive environment for the types of investments we make. The frequency and volume of any prepayments may fluctuate significantly from period to period.

Aggregate Cash Flow Realized Gross Internal Rate of Return

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2019, our fully exited investments have resulted in an aggregate cash flow realized gross internal rate of return to us of 12.9% (based on cash invested of $1.2 billion and total proceeds from these exited investments of $1.5 billion). 83.5% of these exited investments resulted in an aggregate cash flow realized gross internal rate of return to us of 10% or greater. Internal rate of return, or IRR, is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total cash invested in our investments is equal to the present value of all realized returns from the investments. Our IRR calculations are unaudited.

Investment Risk

The value of our investments will generally fluctuate with, among other things, changes in prevailing interest rates, federal tax rates, counterparty risk, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. During periods of limited liquidity and higher price volatility, our ability to dispose of investments at a price and time that we deem advantageous may be impaired.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

THL Credit Logan JV LLC

On December 3, 2014, we entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of us and Perspecta.

We have determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, we will generally not consolidate our investment in a company other than a substantially owned investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we do not consolidate our non-controlling interest in Logan JV.

Logan JV is capitalized with equity contributions which are generally called from its members, on a pro-rata basis based on their equity commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of us, coupled with that of Perspecta, and we may withhold such authorization for any reason in our sole discretion.

As of March 31, 2019 and December 31, 2018, Logan JV had the following commitments, contributions and unfunded commitments from its members.

	As of March 31, 2019
Member	Total Commitments	Contributed Capital	Return of Capital (not recallable)	Unfunded Commitments
THL Credit, Inc.	$200.0	$89.4	$3.2	$107.4
Perspecta Trident LLC	50.0	22.4	0.8	26.8

Total Investments	$250.0	$111.8	$4.0	$134.2

	As of December 31, 2018
Member	Total Commitments	Contributed Capital	Return of Capital (not recallable)	Unfunded Commitments
THL Credit, Inc.	$200.0	$92.6	$—	$107.4
Perspecta Trident LLC	50.0	23.2	—	26.8

Total Investments	$250.0	$115.8	$—	$134.2

Logan JV has a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks. As of March 31, 2019 and December 31, 2018, the Logan JV Credit Facility had $275.0 million and $275.0 million of commitments subject to leverage and borrowing base restrictions with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.20% and LIBOR (with no LIBOR floor) plus 2.20%, respectively. The final maturity date of the Logan JV Credit Facility is January 12, 2023 with the revolving loan period ending on January 12, 2021. As of March 31, 2019 and December 31, 2018, Logan JV had $233.9 million and $241.7 million of outstanding borrowings under the credit facility, respectively. At March 31, 2019, the effective interest rate on the Logan JV Credit Facility was 5.08% per annum.

As of March 31, 2019 and December 31, 2018, Logan JV had total investments at fair value of $336.1 million and $329.8 million, respectively. As of March 31, 2019 and December 31, 2018, Logan JV’s portfolio was comprised of senior secured first lien and second lien loans to 133 and 130 different borrowers, respectively. As of March 31, 2019 and December 31, 2018, there were no loans on non-accrual status. As of March 31, 2019 and December 31, 2018, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $4.1 million and $4.3 million, respectively. The portfolio companies in Logan JV are in industries similar to those in which we may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of March 31, 2019 and December 31, 2018 (dollar amounts in thousands):

	As of March 31,	As of December 31,
	2019	2018
First lien secured debt, at par	$333,692	$327,574
Second lien debt, at par	15,592	16,962

Total debt investments, at par	$349,284	$344,536

Weighted average yield on first lien secured loans(1)	7.2%	7.2%
Weighted average yield on second lien loans(1)	10.4%	10.4%
Weighted average yield on all loans(1)	7.3%	7.4%
Number of borrowers in Logan JV	133	130
Largest loan to a single borrower(2)	$5,035	$5,101
Total of five largest loans to borrowers(2)	$24,910	$25,001

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for our stockholders but, rather, relates to a portion of our investment portfolio and is calculated before the payment of our expenses. The weighted average yield was computed using the effective interest rates as of March 31, 2019 and December 31, 2018, respectively, but excluding the effective rates on investments on non-accrual status, if any. There can be no assurance that the weighted average yield will remain at its current level.

For the three months ended March 31, 2019 and 2018, our share of income from distributions declared related to our Logan JV LLC equity interest was $2.6 million and $2.4 million, respectively, which amounts are included in dividend income and realized gains from controlled investments in the Consolidated Statement of Operations and reduction of cost basis on the Consolidated Statement of Assets and Liabilities. As of March 31, 2019 and December 31, 2018, $2.7 million and $2.4 million, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019, the distributions declared and earned of $9.8 million for the twelve months ended March 31, 2019, represented a dividend yield to the Company of 11.4% based upon average capital invested. As of March 31, 2019 and December 31, 2018, $0.3 million and $0.2 million, respectively, of return of capital associated with distributions declared was included in the Distributions receivable on our Consolidated Statements of Assets and Liabilities. As of December 31, 2018, distributions declared and earned of $9.8 million for the twelve months ended December 31, 2018, represented a dividend yield to the Company of 14.2% based upon average capital invested. We expect the dividend yield to fluctuate as a result of the timing of additional capital invested, the changes in asset yields in the underlying portfolio and the overall performance of the Logan JV investment portfolio.

Logan JV Loan Portfolio as of March 31, 2019

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Avison Young Canada Inc.(12)	Banking, Finance, Insurance & Real Estate	7.6% (LIBOR +5%)	03/07/2019	02/01/2026	3,491	$3,422	$3,448
PNI Canada Acquireco Corp	High Tech Industries	7% (LIBOR +4.5%)	10/31/2018	10/31/2025	1,729	1,721	1,703

Total Canada						$5,143	$5,151

Germany
Rhodia Acetow	Consumer goods: Non-Durable	8.15% (LIBOR +5.5%)	04/21/2017	05/31/2023	983	$972	$953
VAC Germany Holding GmbH	Metals & Mining	6.6% (LIBOR +4%)	02/26/2018	02/26/2025	2,970	2,957	2,959

Total Germany						$3,929	$3,912

Luxembourg
Travelport Finance	Services: Consumer	4.5% (LIBOR +4.5%)	03/18/2019	03/13/2026	3,000	$2,940	$2,921

Total Luxembourg						$2,940	$2,921

United Kingdom
Auxey Bidco Ltd.	Services: Business	7.99% (LIBOR +5.5%)	08/07/2018	08/07/2025	5,000	$4,813	$4,825
EG Group	Retail	6.6% (LIBOR +4%)	03/23/2018	02/07/2025	2,838	2,826	2,778

Total United Kingdom						$7,639	$7,603

United States of America
1A Smart Start LLC	Services: Consumer	7% (LIBOR +4.5%)	08/28/2015	02/21/2022	4,336	$4,320	$4,336
A Place for Mom Inc	Media: Advertising, Printing & Publishing	6.25% (LIBOR +3.75%)	07/28/2017	08/10/2024	3,940	3,925	3,960
A10 Capital, LLC	Banking, Finance, Insurance & Real Estate	8.99% (LIBOR +6.5%)	04/25/2018	04/27/2023	5,000	4,959	4,925
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	6.5% (LIBOR +4%)	10/04/2018	10/03/2025	4,000	3,991	3,980
Advanced Computer Software	High Tech Industries	7.24% (LIBOR +4.75%)	05/25/2018	05/31/2024	1,493	1,489	1,493
Advanced Integration Technology LP	Aerospace & Defense	7.38% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,950	1,937	1,931

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.55% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,935	1,929	1,906
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.74% (LIBOR +4.25%)	09/26/2017	03/14/2025	2,222	2,208	2,094
Alcami Carolinas Corp	Healthcare & Pharmaceuticals	6.73% (LIBOR +4.25%)	07/09/2018	07/06/2025	3,980	3,962	3,960
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	8.28% (LIBOR +5.5%)	10/01/2018	09/28/2025	1,988	1,960	1,988
Alpha Media LLC	Media: Broadcasting & Subscription	8.83% (LIBOR +6.25%)	02/24/2016	02/25/2022	1,651	1,610	1,577
AMCP Clean Acquisition Co LLC	Wholesale	6.85% (LIBOR +4.25%)	07/10/2018	07/10/2025	2,401	2,390	2,389
AMCP Clean Acquisition Co LLC(3)	Wholesale	7.15% (LIBOR +4.25%)	07/10/2018	07/10/2025	580	224	224
American Sportsman Holdings Co	Retail	7.5% (LIBOR +5%)	11/22/2016	09/25/2024	3,940	3,898	3,859
Ansira Holdings, Inc.(4)	Media: Diversified & Production	8.25% (LIBOR +5.75%)	04/17/2018	12/20/2022	613	150	149
Ansira Holdings, Inc.	Media: Diversified & Production	8.25% (LIBOR +5.75%)	12/20/2016	12/20/2022	1,845	1,834	1,836
AP Gaming I LLC	Hotel, Gaming & Leisure	6% (LIBOR +3.5%)	06/06/2016	02/15/2024	2,456	2,451	2,453
APC Aftermarket	Automotive	7.69% (LIBOR +5%)	05/09/2017	05/10/2024	491	484	447
Aptean, Inc.	High Tech Industries	6.86% (LIBOR +4.25%)	12/15/2017	12/20/2022	919	913	921
AQA Acquisition Holding, Inc	High Tech Industries	6.85% (LIBOR +4.25%)	10/01/2018	05/24/2023	1,990	1,990	1,980
ATI Merger Sub Inc.	Healthcare & Pharmaceuticals	7% (LIBOR +4.5%)	12/19/2018	12/05/2025	4,323	4,281	4,301
Avaya Inc	Telecommunications	6.85% (LIBOR +4.25%)	11/09/2017	12/15/2024	2,581	2,559	2,575
Barbri Inc	Media: Diversified & Production	6.74% (LIBOR +4.25%)	12/01/2017	12/01/2023	3,122	3,109	3,083
BCP Qualtek Merger Sub LLC	Telecommunications	8.49% (LIBOR +5.75%)	07/16/2018	07/18/2025	3,950	3,878	3,856
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.48% (LIBOR +4%)	11/17/2017	11/01/2023	2,898	2,887	2,878
Big Ass Fans LLC	Capital Equipment	6.35% (LIBOR +3.75%)	11/07/2017	05/21/2024	2,469	2,459	2,473
Big River Steel LLC	Metals & Mining	7.6% (LIBOR +5%)	08/15/2017	08/23/2023	1,970	1,955	1,982

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
BI-LO LLC	Retail	10.78% (LIBOR +8%)	05/15/2018	05/31/2024	1,493	1,441	1,449
Bomgar Corp	High Tech Industries	6.5% (LIBOR +4%)	04/17/2018	04/18/2025	3,975	3,966	3,934
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	7.01% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,948	2,925	2,831
California Cryobank LLC	Healthcare & Pharmaceuticals	6.6% (LIBOR +4%)	08/03/2018	08/06/2025	3,192	3,178	3,198
Cambium Learning Inc.	Services: Consumer	7% (LIBOR +4.5%)	12/18/2018	12/18/2025	1,995	1,898	1,980
CC Amulet Intermediate, LLC(5)(13)	Healthcare & Pharmaceuticals	3.6% (LIBOR +1%)	06/18/2018	04/30/2024	1,538	(13)	(4)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	7.25% (LIBOR +4.75%)	06/18/2018	04/30/2024	3,436	3,406	3,427
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.25% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,925	4,908	4,924
Commercial Barge Line Co	Transportation: Cargo	11.25% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,275	1,254	900
Constellis Holdings, LLC	Aerospace & Defense	7.74% (LIBOR +5%)	04/18/2017	04/21/2024	1,965	1,951	1,881
Conyers Park Parent Merger Sub Inc	Beverage, Food & Tobacco	5.99% (LIBOR +3.5%)	06/21/2017	07/07/2024	1,970	1,963	1,975
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.49% (LIBOR +5%)	03/08/2019	05/07/2019	55	54	54
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.49% (LIBOR +5%)	03/08/2019	05/07/2019	92	90	89
Country Fresh Holdings, LLC(6)(13)	Beverage, Food & Tobacco	7.6% (LIBOR +5%)	03/08/2019	05/07/2019	37	(1)	(1)
Country Fresh Holdings, LLC(15)	Beverage, Food & Tobacco	7.8% (LIBOR +5%)	07/14/2017	03/31/2023	4,400	4,369	2,195
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	7.1% (LIBOR +4.5%)	09/29/2017	10/04/2024	2,965	2,959	2,935
CryoLife Inc	Healthcare & Pharmaceuticals	5.85% (LIBOR +3.25%)	11/15/2017	12/02/2024	1,975	1,967	1,975
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,915	1,919	1,663
Datto, Inc.(12)	Services: Business	6.85% (LIBOR +4.25%)	03/29/2019	03/28/2026	1,875	1,866	1,880
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.75% (LIBOR +3.25%)	12/06/2017	02/13/2025	248	247	243
DigiCert, Inc.	High Tech Industries	6.5% (LIBOR +4%)	09/20/2017	10/31/2024	993	989	977
Drilling Info Inc.	High Tech Industries	6.75% (LIBOR +4.25%)	07/27/2018	07/30/2025	4,478	4,458	4,461

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
DXP Enterprises, Inc.	Wholesale	7.25% (LIBOR +4.75%)	08/16/2017	08/29/2023	1,478	1,467	1,474
Eliassen Group, LLC	Services: Business	7% (LIBOR +4.5%)	10/19/2018	11/05/2024	4,161	4,142	4,141
Empower Payments Acquisition	Services: Business	6.75% (LIBOR +4.25%)	10/05/2018	10/05/2025	3,990	3,981	3,950
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	5.75% (LIBOR +3.25%)	12/08/2016	12/22/2023	2,587	2,570	2,587
Gold Standard Baking, Inc.	Wholesale	7.13% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,473	2,469	2,250
Golden West Packaging Group LLC	Containers, Packaging & Glass	7.75% (LIBOR +5.25%)	02/09/2018	06/20/2023	4,720	4,701	4,697
Great Dane Merger Sub Inc	High Tech Industries	6.25% (LIBOR +3.75%)	05/02/2018	05/21/2025	2,978	2,964	2,937
Gruden Acquisition Inc.	Transportation: Cargo	8.1% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,964	1,932	1,952
Gulf Finance, LLC	Energy: Oil & Gas	7.86% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,870	1,835	1,498
Heartland Dental LLC(7)	Healthcare & Pharmaceuticals	3.75% (LIBOR +3.75%)	04/19/2018	04/17/2025	33	—	(2)
Heartland Dental LLC	Healthcare & Pharmaceuticals	6.25% (LIBOR +3.75%)	04/19/2018	04/30/2025	1,457	1,451	1,418
Help/Systems Holdings, Inc.	High Tech Industries	6.25% (LIBOR +3.75%)	03/23/2018	03/28/2025	1,985	1,981	1,963
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	6.5% (LIBOR +4%)	12/14/2017	12/19/2024	4,938	4,917	4,863
Hornblower Sub LLC	Hotel, Gaming & Leisure	4.5% (LIBOR +4.5%)	03/08/2019	04/27/2025	1,867	1,857	1,868
Idera Inc	High Tech Industries	7% (LIBOR +4.5%)	06/27/2017	06/28/2024	2,326	2,308	2,328
Infoblox Inc.	High Tech Industries	7% (LIBOR +4.5%)	11/03/2016	11/07/2023	2,130	2,097	2,129
Institutional Shareholder Services, Inc.	Services: Business	7.1% (LIBOR +4.5%)	03/04/2019	02/26/2026	2,000	1,980	1,990
Intermedia Holdings, Inc.	Telecommunications	8.5% (LIBOR +6%)	07/13/2018	07/11/2025	2,993	2,965	3,000
International Textile Group Inc	Consumer goods: Durable	7.49% (LIBOR +5%)	04/20/2018	04/19/2024	981	977	952
Isagenix International LLC	Services: Consumer	8.35% (LIBOR +5.75%)	04/26/2018	06/14/2025	1,925	1,908	1,728
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.88% (LIBOR +4.25%)	06/10/2016	06/24/2022	3,893	3,862	3,893
LifeScan Global Corp	Healthcare & Pharmaceuticals	8.8% (LIBOR +6%)	06/19/2018	10/01/2024	2,211	2,150	2,130

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.85% (LIBOR +4.25%)	03/09/2018	03/17/2025	467	465	466
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	03/09/2018	03/17/2025	1,809	1,801	1,805
Lyons Magnus Inc aka	Beverage, Food & Tobacco	6% (LIBOR +3.5%)	06/08/2018	11/11/2024	3,954	3,942	3,924
MAG DS Corp.	Aerospace & Defense	7.25% (LIBOR +4.75%)	06/01/2018	05/30/2025	2,978	2,952	2,963
Mavenir Systems Inc	Telecommunications	8.5% (LIBOR +6%)	05/01/2018	05/01/2025	1,985	1,950	1,979
MCS Group Holdings LLC	Banking, Finance, Insurance & Real Estate	7.25% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,965	1,958	1,597
MDVIP Inc	Healthcare & Pharmaceuticals	6.74% (LIBOR +4.25%)	11/10/2017	11/14/2024	4,246	4,234	4,214
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.99% (LIBOR +5.25%)	05/29/2015	06/01/2022	748	746	751
Miller’s Ale House Inc	Hotel, Gaming & Leisure	7.24% (LIBOR +4.75%)	05/24/2018	05/21/2025	2,382	2,371	2,346
MLN US Holdco LLC	Telecommunications	7% (LIBOR +4.5%)	07/13/2018	11/30/2025	2,993	2,985	2,947
Morphe, LLC	Consumer goods: Non-Durable	8.5% (LIBOR +6%)	02/21/2017	02/10/2023	2,700	2,674	2,700
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.28% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,478	4,469	4,455
New Insight Holdings Inc	Services: Business	8% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,975	1,894	1,968
NextCare, Inc.(8)(13)	Healthcare & Pharmaceuticals	7.35% (LIBOR +4.75%)	02/13/2018	02/28/2023	588	(5)	—
NextCare, Inc.	Healthcare & Pharmaceuticals	7.25% (LIBOR +4.75%)	02/13/2018	02/28/2023	3,378	3,351	3,378
Northern Star Holdings Inc.	Utilities: Electric	7.35% (LIBOR +4.75%)	03/28/2018	03/14/2025	4,208	4,189	4,186
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.86% (LIBOR +5.25%)	09/13/2017	09/13/2023	3,000	2,972	2,970
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	6.49% (LIBOR +4%)	08/08/2017	08/01/2024	2,232	2,223	2,199
Odyssey Logistics & Technology Corporation	Transportation: Cargo	6.5% (LIBOR +4%)	10/06/2017	10/12/2024	1,975	1,966	1,965
OpenLink	High Tech Industries	7.4% (LIBOR +4.75%)	03/02/2018	03/21/2025	1,773	1,765	1,756
Orion Business Innovations	High Tech Industries	7.19% (LIBOR +4.5%)	10/18/2018	10/19/2024	565	559	562
Orion Business Innovations	High Tech Industries	7.18% (LIBOR +4.5%)	03/04/2019	10/21/2024	833	825	825

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Orion Business Innovations	High Tech Industries	7.17% (LIBOR +4.5%)	10/18/2018	10/19/2024	1,931	1,913	1,911
OSM MSO, LLC	Healthcare & Pharmaceuticals	7.6% (LIBOR +5%)	10/16/2018	08/09/2023	3,980	3,944	3,940
Output Services Group Inc	Services: Business	6.75% (LIBOR +4.25%)	03/26/2018	03/21/2024	4,457	4,438	4,134
Park Place Technologies, LLC	High Tech Industries	6.5% (LIBOR +4%)	03/22/2018	03/22/2025	2,322	2,312	2,312
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	7.5% (LIBOR +5%)	10/04/2018	09/28/2025	2,985	2,957	2,966
Ping Identity Corp	High Tech Industries	6.25% (LIBOR +3.75%)	01/23/2018	01/24/2025	1,489	1,482	1,490
Pivotal Payments	Services: Business	9% (LIBOR +4.5%)	09/27/2018	09/29/2025	3,088	3,059	3,061
Pivotal Payments(9)	Services: Business	6.98% (LIBOR +4.5%)	09/27/2018	09/29/2025	895	599	599
PLH Group Inc	Energy: Oil & Gas	8.74% (LIBOR +6%)	08/01/2018	07/25/2023	4,107	4,018	4,066
Polar US Borrower	Chemicals, Plastics & Rubber	7.54% (LIBOR +4.75%)	08/21/2018	10/15/2025	2,993	2,880	2,996
Premise Health Holding Corp(10)(13)	Healthcare & Pharmaceuticals	6.35% (LIBOR +3.75%)	08/14/2018	07/10/2025	294	(1)	(1)
Premise Health Holding Corp	Healthcare & Pharmaceuticals	6.35% (LIBOR +3.75%)	08/14/2018	07/10/2025	3,687	3,670	3,674
Project Leopard Holdings Inc	High Tech Industries	7% (LIBOR +4.5%)	06/21/2017	07/07/2023	1,724	1,720	1,705
PSC Industrial Outsourcing, LP	Chemicals, Plastics & Rubber	6.23% (LIBOR +3.75%)	10/05/2017	10/11/2024	1,975	1,959	1,956
Pure Fishing Inc	Consumer goods: Non-Durable	7.06% (LIBOR +4.5%)	12/20/2018	11/30/2025	1,200	1,153	1,192
QuickBase Inc.(12)	High Tech Industries	6.6% (LIBOR +4%)	03/29/2019	03/28/2026	2,100	2,090	2,102
Quidditch Acquisition Inc	Beverage, Food & Tobacco	9.49% (LIBOR +7%)	03/16/2018	03/21/2025	1,011	994	1,021
Red Ventures LLC	Media: Advertising, Printing & Publishing	5.5% (LIBOR +3%)	10/18/2017	11/08/2024	2,034	2,018	2,024
SCS Holdings Inc	High Tech Industries	6.75% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,445	1,439	1,452
Silverback Merger Sub Inc	High Tech Industries	6% (LIBOR +3.5%)	08/11/2017	08/21/2024	1,182	1,180	1,068
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	6.75% (LIBOR +4.25%)	02/21/2018	02/27/2023	2,972	2,960	2,972
SMS Systems Maintenance Services Inc(15)	High Tech Industries	7.5% (LIBOR +5%)	02/09/2017	10/30/2023	2,933	2,922	2,297
SoClean, Inc	Healthcare & Pharmaceuticals	8.8% (LIBOR +6%)	02/13/2018	12/20/2022	5,035	4,994	5,061

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Starfish- V Merger Sub Inc	High Tech Industries	7% (LIBOR +4.5%)	08/11/2017	08/16/2024	1,231	1,222	1,229
STS Operating, Inc.	Capital Equipment	6.75% (LIBOR +4.25%)	04/27/2018	12/11/2024	425	424	417
ThoughtWorks, Inc.	High Tech Industries	6.5% (LIBOR +4%)	10/06/2017	10/11/2024	3,971	3,960	3,969
TKC Holdings Inc	Services: Business	6.25% (LIBOR +3.75%)	06/08/2017	02/01/2023	294	293	289
TOMS Shoes LLC	Retail	8% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,920	1,880	1,522
Tupelo Buyer Inc	Transportation: Cargo	6.24% (LIBOR +3.75%)	10/02/2017	10/07/2024	2,199	2,185	2,193
TV Borrower US LLC	High Tech Industries	7.35% (LIBOR +4.75%)	02/16/2017	02/22/2024	980	977	978
Uber Technologies, Inc.	Services: Consumer	6.49% (LIBOR +4%)	03/22/2018	04/04/2025	2,779	2,767	2,785
US Shipping Corp	Utilities: Oil & Gas	6.75% (LIBOR +4.25%)	03/09/2016	06/26/2021	206	201	199
Utility One Source L.P.	Construction & Building	8% (LIBOR +5.5%)	04/07/2017	04/18/2023	983	976	987
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.74% (LIBOR +5%)	12/09/2014	07/01/2020	1,964	1,883	1,768
Vertiv Group Corporation	Capital Equipment	6.63% (LIBOR +4%)	09/30/2016	11/30/2023	1,504	1,473	1,418
Vistage Worldwide, Inc.	Services: Consumer	6.48% (LIBOR +4%)	02/06/2018	02/10/2025	2,495	2,490	2,476
Weight Watchers International, Inc.	Services: Consumer	7.56% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,531	2,490	2,424
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	7% (LIBOR +4.5%)	08/18/2017	09/29/2023	4,938	4,918	4,913
Yak Access LLC	Energy: Oil & Gas	7.5% (LIBOR +5%)	06/29/2018	07/02/2025	2,963	2,882	2,533
Zenith American Holding, Inc.	Services: Business	7.85% (LIBOR +5.25%)	03/11/2019	12/13/2024	2,982	2,982	2,952
Zenith American Holding, Inc.(11)(13)	Services: Business	7.85% (LIBOR +5.25%)	03/11/2019	12/13/2024	497	(5)	(5)

Total United States of America						$307,044	$301,269

Total Senior Secured First Lien Term Loans						$326,695	$320,856

Second Lien Term Loans
United States of America
ABG Intermediate Holdings 2 LLC	Retail	10.25% (LIBOR +7.75%)	09/26/2017	09/29/2025	1,963	$1,951	$1,944

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
AQA Aquisition Holding, Inc	High Tech Industries	10.8% (LIBOR +8%)	10/01/2018	05/24/2024	1,000	991	1,000
Constellis Holdings, LLC	Aerospace & Defense	11.74% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	989	958
DigiCert, Inc.	High Tech Industries	10.5% (LIBOR +8%)	09/20/2017	10/31/2025	600	597	587
DiversiTech Holdings Inc	Consumer goods: Durable	10.1% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,984	1,940
Gruden Acquisition Inc.	Transportation: Cargo	11% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	486	496
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.49% (LIBOR +7%)	08/11/2017	08/15/2025	979	971	955
NextCare, Inc.	Healthcare & Pharmaceuticals	11.25% (LIBOR +8.75%)	02/13/2018	08/28/2023	1,000	988	1,005
Optiv Security Inc	High Tech Industries	9.75% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,495	1,421
Park Place Technologies, LLC	High Tech Industries	10.5% (LIBOR +8%)	03/22/2018	03/29/2026	700	694	690
SESAC Holdco II LLC	Media: Diversified & Production	9.75% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	993	988
TKC Holdings Inc	Services: Business	10.5% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,839	1,810
TV Borrower US LLC	High Tech Industries	10.85% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	989	1,001
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.5% (LIBOR +7%)	05/04/2015	05/15/2023	425	424	412
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.5% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$15,465	$15,279

Total Second Lien Term Loans						$15,465	$15,279

Total Investments						$342,160	$336,135

Cash equivalents
Dreyfus Government Cash Management Fund						13,822	13,822
Other Cash						618	618

Total Cash and Cash equivalents						$14,440	$14,440

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.

(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $580,077, of which $353,371 was unfunded as of March 31, 2019. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)

Represents a delayed draw commitment of $612,645, of which $460,886 was unfunded as of March 31, 2019. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of March 31, 2019. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $36,942, which was unfunded as of March 31, 2019. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $32,609, which was unfunded as of March 31, 2019. Issuer pays 3.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $588,235, which was unfunded as of March 31, 2019. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $895,155, of which $288,114 was unfunded as of March 31, 2019. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $294,107, which was unfunded as of March 31, 2019. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)	Represents a delayed draw commitment of $496,514, which was unfunded as of March 31, 2019. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(12)	Unsettled trade that interest will start to accrue on when the trade settles. 3 month Libor as of March 31, 2019 is shown to reflect possible projected interest rate.
(13)	Unfunded amount will start to accrue interest when the position is funded. 3 month Libor as of March 31, 2019 is shown to reflect possible projected interest rate.
(14)	All investments are pledged as collateral for loans payable unless otherwise noted.
(15)	Investment was not pledged as collateral for loans payable as of March 31, 2019.

Logan JV Loan Portfolio as of December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans Canada
PNI Canada Acquireco Corp.	High Tech Industries	6.85% (LIBOR +4.5%)	10/31/2018	10/31/2025	1,733	$1,724	$1,699

Total Canada						$1,724	$1,699

Germany
Rhodia Acetow	Consumer goods: Non-Durable	8.09% (LIBOR +5.5%)	04/21/2017	05/31/2023	985	$974	$955
VAC Germany Holding GmbH	Metals & Mining	6.8% (LIBOR +4%)	02/26/2018	02/26/2025	2,978	2,964	2,974

Total Germany						$3,938	$3,929

United Kingdom
Auxey Bidco Ltd.	Services: Business	7.97% (LIBOR +5.5%)	08/07/2018	08/07/2025	5,000	$4,806	$4,813

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
EG Group	Retail	6.81% (LIBOR +4%)	03/23/2018	02/07/2025	2,845	2,832	2,749

Total United Kingdom						$7,638	$7,562

United States of America
1A Smart Start LLC	Services: Consumer	7.09% (LIBOR +4.5%)	08/28/2015	02/21/2022	4,347	$4,329	$4,347
A Place for Mom Inc.	Media: Advertising, Printing & Publishing	6.27% (LIBOR +3.75%)	07/28/2017	08/10/2024	3,950	3,934	3,970
A10 Capital, LLC	Banking, Finance, Insurance & Real Estate	8.96% (LIBOR +6.5%)	04/25/2018	04/27/2023	5,000	4,957	4,925
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	6.56% (LIBOR +4%)	10/04/2018	10/03/2025	4,000	3,990	3,950
Advanced Computer Software	High Tech Industries	7.14% (LIBOR +4.75%)	05/25/2018	05/31/2024	1,496	1,493	1,485
Advanced Integration Technology LP	Aerospace & Defense	7.46% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,955	1,941	1,936
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.55% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,935	1,928	1,909
Air Medical Group Holdings Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	09/26/2017	03/14/2025	2,228	2,213	2,081
Alcami Carolinas Corp.	Healthcare & Pharmaceuticals	6.71% (LIBOR +4.25%)	07/09/2018	07/06/2025	3,990	3,971	3,970
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	8.12% (LIBOR +5.5%)	10/01/2018	09/28/2025	2,000	1,971	1,995
Alpha Media LLC	Media: Broadcasting & Subscription	9% (LIBOR +6.5%)	02/24/2016	02/25/2022	3,043	2,962	2,931
AMCP Clean Acquisition Co LLC	Wholesale	7.05% (LIBOR +4.25%)	07/10/2018	07/10/2025	2,407	2,396	2,386
AMCP Clean Acquisition Co LLC(3)	Wholesale	7.15% (LIBOR +4.25%)	07/10/2018	07/10/2025	581	225	222
American Sportsman Holdings Co	Retail	7.52% (LIBOR +5%)	11/22/2016	09/25/2024	3,950	3,906	3,796
Ansira Holdings, Inc.(4)	Media: Diversified & Production	8.27% (LIBOR +5.75%)	04/17/2018	12/20/2022	613	150	149
Ansira Holdings, Inc.	Media: Diversified & Production	8.27% (LIBOR +5.75%)	12/20/2016	12/20/2022	1,850	1,838	1,841

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
AP Gaming I LLC	Hotel, Gaming & Leisure	6.02% (LIBOR +3.5%)	06/06/2016	02/15/2024	2,463	2,457	2,424
APC Aftermarket	Automotive	7.62% (LIBOR +5%)	05/09/2017	05/10/2024	493	485	448
Aptean, Inc.	High Tech Industries	7.06% (LIBOR +4.25%)	12/15/2017	12/20/2022	929	922	920
AQA Aquisition Holding, Inc.	High Tech Industries	7.05% (LIBOR +4.25%)	10/01/2018	05/24/2023	1,995	1,995	1,985
ATI Merger Sub Inc.(11)	Healthcare & Pharmaceuticals	7.31% (LIBOR +4.5%)	12/19/2018	12/05/2025	4,333	4,290	4,301
Avaya Inc.	Telecommunications	6.71% (LIBOR +4.25%)	11/09/2017	12/15/2024	2,588	2,564	2,506
Barbri Inc.	Media: Diversified & Production	6.6% (LIBOR +4.25%)	12/01/2017	12/01/2023	3,122	3,109	3,059
BCP Qualtek Merger Sub LLC	Telecommunications	8.28% (LIBOR +5.75%)	07/16/2018	07/18/2025	3,990	3,915	3,903
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.47% (LIBOR +4%)	11/17/2017	11/01/2023	2,927	2,915	2,893
Big Ass Fans LLC	Capital Equipment	6.55% (LIBOR +3.75%)	11/07/2017	05/21/2024	2,475	2,465	2,444
Big River Steel LLC	Metals & Mining	7.8% (LIBOR +5%)	08/15/2017	08/23/2023	1,975	1,960	1,960
BI-LO LLC	Retail	10.78% (LIBOR +8%)	05/15/2018	05/31/2024	1,493	1,438	1,434
Bomgar Corp.	High Tech Industries	6.52% (LIBOR +4%)	04/17/2018	04/18/2025	3,985	3,976	3,865
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	6.76% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,955	2,932	2,814
California Cryobank LLC	Healthcare & Pharmaceuticals	6.8% (LIBOR +4%)	08/03/2018	08/06/2025	3,200	3,185	3,200
Cambium Learning Inc.	Services: Consumer	4.5% (LIBOR +4.5%)	12/18/2018	12/11/2025	2,000	1,900	1,908
CC Amulet Intermediate, LLC(5)(12)	Healthcare & Pharmaceuticals	7.56% (LIBOR +4.75%)	06/18/2018	04/30/2024	1,538	(14)	(15)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	7.27% (LIBOR +4.75%)	06/18/2018	04/30/2024	3,444	3,413	3,410
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.55% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,938	4,920	4,937
Commercial Barge Line Co	Transportation: Cargo	11.27% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,294	1,270	939
Constellis Holdings, LLC	Aerospace & Defense	7.52% (LIBOR +5%)	04/18/2017	04/21/2024	1,970	1,955	1,891
Conyers Park Parent Merger Sub Inc.	Beverage, Food & Tobacco	6.27% (LIBOR +3.5%)	06/21/2017	07/07/2024	1,975	1,967	1,955

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.8% (LIBOR +5%)	07/14/2017	03/31/2023	4,340	4,308	3,668
Covenant Surgical Partners Inc.	Healthcare & Pharmaceuticals	7.3% (LIBOR +4.5%)	09/29/2017	10/04/2024	2,972	2,966	2,928
CPI Acquisition, Inc.	Services: Consumer	7.02% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	4,106	2,684
CryoLife Inc.	Healthcare & Pharmaceuticals	6.05% (LIBOR +3.25%)	11/15/2017	12/02/2024	1,980	1,972	1,940
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	6.77% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,920	1,925	1,602
Deerfield Holdings Corp.	Banking, Finance, Insurance & Real Estate	5.77% (LIBOR +3.25%)	12/06/2017	02/13/2025	248	248	236
DigiCert, Inc.	High Tech Industries	6.52% (LIBOR +4%)	09/20/2017	10/31/2024	995	991	978
Drilling Info Inc.	High Tech Industries	6.77% (LIBOR +4.25%)	07/27/2018	07/30/2025	4,489	4,468	4,478
DXP Enterprises, Inc.	Wholesale	7.27% (LIBOR +4.75%)	08/16/2017	08/29/2023	1,481	1,470	1,470
Eliassen Group, LLC	Services: Business	7.02% (LIBOR +4.5%)	10/19/2018	11/05/2024	4,167	4,146	4,146
Empower Payments Acquisition	Services: Business	7.05% (LIBOR +4.25%)	10/05/2018	10/05/2025	4,000	3,990	3,990
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	5.76% (LIBOR +3.25%)	12/08/2016	12/22/2023	2,594	2,576	2,512
Gold Standard Baking, Inc.	Wholesale	7.31% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,481	2,476	2,257
Golden West Packaging Group LLC	Containers, Packaging & Glass	7.77% (LIBOR +5.25%)	02/09/2018	06/20/2023	4,731	4,711	4,719
Great Dane Merger Sub Inc.	High Tech Industries	6.27% (LIBOR +3.75%)	05/02/2018	05/21/2025	2,985	2,971	2,918
Gruden Acquisition Inc.	Transportation: Cargo	8.3% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,970	1,935	1,933
Gulf Finance, LLC	Energy: Oil & Gas	8.06% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,875	1,837	1,446
Heartland Dental LLC(6)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR +3.75%)	04/19/2018	04/17/2025	125	(1)	(5)
Heartland Dental LLC	Healthcare & Pharmaceuticals	6.27% (LIBOR +3.75%)	04/19/2018	04/30/2025	1,368	1,362	1,315
Help/Systems Holdings, Inc.	High Tech Industries	6.27% (LIBOR +3.75%)	03/23/2018	03/28/2025	1,990	1,986	1,915
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	6.26% (LIBOR +3.75%)	12/14/2017	12/19/2024	4,950	4,929	4,801
Idera Inc.	High Tech Industries	7.03% (LIBOR +4.5%)	06/27/2017	06/28/2024	2,332	2,313	2,336

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Infoblox Inc.	High Tech Industries	7.02% (LIBOR +4.5%)	11/03/2016	11/07/2023	2,136	2,100	2,132
Intermedia Holdings, Inc.	Telecommunications	8.52% (LIBOR +6%)	07/13/2018	07/11/2025	3,000	2,972	2,996
International Textile Group Inc.	Consumer goods: Durable	7.35% (LIBOR +5%)	04/20/2018	04/19/2024	988	983	970
Isagenix International LLC	Services: Consumer	8.55% (LIBOR +5.75%)	04/26/2018	06/14/2025	1,950	1,932	1,896
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.76% (LIBOR +4.25%)	06/10/2016	06/24/2022	3,902	3,868	3,902
LifeScan Global Corp.	Healthcare & Pharmaceuticals	8.4% (LIBOR +6%)	06/19/2018	10/01/2024	2,250	2,185	2,132
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR +4.25%)	03/09/2018	03/17/2025	467	465	465
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR +4.25%)	03/09/2018	03/17/2025	1,809	1,801	1,800
Lyons Magnus Inc aka	Beverage, Food & Tobacco	6.02% (LIBOR +3.5%)	06/08/2018	11/11/2024	3,964	3,952	3,944
MAG DS Corp.	Aerospace & Defense	7.27% (LIBOR +4.75%)	06/01/2018	05/30/2025	2,985	2,958	2,970
Mavenir Systems Inc.	Telecommunications	8.39% (LIBOR +6%)	05/01/2018	05/01/2025	1,990	1,954	1,984
MCS Group Holdings LLC	Banking, Finance, Insurance & Real Estate	7.27% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,970	1,962	1,623
MDVIP Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	11/10/2017	11/14/2024	4,256	4,244	4,230
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.78% (LIBOR +5.25%)	05/29/2015	06/01/2022	748	745	748
Miller’s Ale House Inc.	Hotel, Gaming & Leisure	7.1% (LIBOR +4.75%)	05/24/2018	05/21/2025	2,388	2,377	2,352
MLN US Holdco LLC	Telecommunications	7.02% (LIBOR +4.5%)	07/13/2018	11/30/2025	3,000	2,993	2,916
Morphe, LLC	Consumer goods: Non-Durable	8.52% (LIBOR +6%)	02/21/2017	02/10/2023	2,738	2,709	2,724
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.28% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,489	4,480	4,467
New Insight Holdings Inc.	Services: Business	8.02% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,980	1,895	1,948
NextCare, Inc.(7)(12)	Healthcare & Pharmaceuticals	7.56% (LIBOR +4.75%)	02/13/2018	02/28/2023	588	(5)	—
NextCare, Inc.	Healthcare & Pharmaceuticals	7.27% (LIBOR +4.75%)	02/13/2018	02/28/2023	3,386	3,358	3,386
Northern Star Holdings Inc.	Utilities: Electric	7.55% (LIBOR +4.75%)	03/28/2018	03/14/2025	4,218	4,199	4,213

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	8.03% (LIBOR +5.25%)	09/13/2017	09/13/2023	3,000	2,971	2,955
OB Hospitalist Group Inc.	Healthcare & Pharmaceuticals	6.35% (LIBOR +4%)	08/08/2017	08/01/2024	2,238	2,229	2,204
Odyssey Logistics & Technology Corporation	Transportation: Cargo	6.52% (LIBOR +4%)	10/06/2017	10/12/2024	1,980	1,971	1,921
OpenLink	High Tech Industries	7.27% (LIBOR +4.75%)	03/02/2018	03/21/2025	1,831	1,822	1,820
Orion Business Innovations(8)(12)	High Tech Industries	7.31% (LIBOR +4.5%)	10/18/2018	10/19/2024	565	(6)	(6)
Orion Business Innovations	High Tech Industries	7.16% (LIBOR +4.5%)	10/18/2018	10/19/2024	1,931	1,912	1,911
OSM MSO, LLC	Healthcare & Pharmaceuticals	7.8% (LIBOR +5%)	10/16/2018	08/09/2023	3,990	3,952	3,950
Output Services Group Inc.	Services: Business	6.77% (LIBOR +4.25%)	03/26/2018	03/21/2024	4,468	4,448	4,345
Park Place Technologies, LLC	High Tech Industries	6.52% (LIBOR +4%)	03/22/2018	03/22/2025	2,328	2,318	2,308
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	7.52% (LIBOR +5%)	10/04/2018	09/28/2025	2,993	2,963	2,888
Ping Identity Corp.	High Tech Industries	6.27% (LIBOR +3.75%)	01/23/2018	01/24/2025	1,493	1,486	1,485
Pivotal Payments	Services: Business	9% (LIBOR +4.5%)	09/27/2018	09/29/2025	3,096	3,066	3,065
Pivotal Payments(9)	Services: Business	6.98% (LIBOR +4.5%)	09/27/2018	09/29/2025	897	550	550
PLH Group Inc.	Energy: Oil & Gas	8.59% (LIBOR +6%)	08/01/2018	07/25/2023	3,173	3,085	3,109
Polar US Borrower	Chemicals, Plastics & Rubber	7.19% (LIBOR +4.75%)	08/21/2018	10/15/2025	3,000	2,883	2,895
Premise Health Holding Corp(10)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR +3.75%)	08/14/2018	07/10/2025	294	(1)	(4)
Premise Health Holding Corp.	Healthcare & Pharmaceuticals	6.55% (LIBOR +3.75%)	08/14/2018	07/10/2025	3,697	3,679	3,641
Project Leopard Holdings Inc.	High Tech Industries	6.52% (LIBOR +4%)	06/21/2017	07/07/2023	1,728	1,725	1,691
PSC Industrial Outsourcing, LP	Chemicals, Plastics & Rubber	6.21% (LIBOR +3.75%)	10/05/2017	10/11/2024	1,980	1,964	1,935
Pure Fishing Inc(11)	Consumer goods: Non-Durable	7.06% (LIBOR +4.25%)	12/20/2018	11/30/2025	1,200	1,152	1,158
Quidditch Acquisition Inc.	Beverage, Food & Tobacco	9.47% (LIBOR +7%)	03/16/2018	03/21/2025	1,014	996	1,009
Red Ventures LLC	Media: Advertising, Printing & Publishing	5.52% (LIBOR +3%)	10/18/2017	11/08/2024	2,039	2,022	1,947

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
SCS Holdings Inc.	High Tech Industries	6.77% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,558	1,551	1,541
Silverback Merger Sub Inc.	High Tech Industries	6.01% (LIBOR +3.5%)	08/11/2017	08/21/2024	1,185	1,182	1,068
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	7.02% (LIBOR +4.5%)	02/21/2018	02/27/2023	2,972	2,959	2,972
SMS Systems Maintenance Services Inc.	High Tech Industries	7.52% (LIBOR +5%)	02/09/2017	10/30/2023	2,940	2,929	2,240
SoClean, Inc.	Healthcare & Pharmaceuticals	8.74% (LIBOR +6%)	02/13/2018	12/20/2022	5,101	5,057	5,126
Starfish- V Merger Sub Inc.	High Tech Industries	7.02% (LIBOR +4.5%)	08/11/2017	08/16/2024	1,234	1,224	1,223
STS Operating, Inc.	Capital Equipment	6.77% (LIBOR +4.25%)	04/27/2018	12/11/2024	1,489	1,485	1,453
ThoughtWorks, Inc.	High Tech Industries	6.52% (LIBOR +4%)	10/06/2017	10/11/2024	3,981	3,970	3,931
TKC Holdings Inc.	Services: Business	6.28% (LIBOR +3.75%)	06/08/2017	02/01/2023	295	294	281
TOMS Shoes LLC	Retail	8.3% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,925	1,879	1,519
Tupelo Buyer Inc.	Transportation: Cargo	6.22% (LIBOR +3.75%)	10/02/2017	10/07/2024	2,204	2,190	2,160
TV Borrower US LLC	High Tech Industries	7.55% (LIBOR +4.75%)	02/16/2017	02/22/2024	983	979	978
Uber Technologies, Inc.	Services: Consumer	6.39% (LIBOR +4%)	03/22/2018	04/04/2025	2,786	2,773	2,722
US Salt LLC	Consumer goods: Non-Durable	7.27% (LIBOR +4.75%)	11/30/2017	12/01/2023	2,978	2,952	2,977
US Shipping Corp.	Utilities: Oil & Gas	6.77% (LIBOR +4.25%)	03/09/2016	06/26/2021	206	200	198
Utility One Source L.P.	Construction & Building	8.02% (LIBOR +5.5%)	04/07/2017	04/18/2023	985	978	985
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.53% (LIBOR +5%)	12/09/2014	07/01/2020	1,996	1,897	1,876
Vertiv Group Corporation	Capital Equipment	6.71% (LIBOR +4%)	09/30/2016	11/30/2023	1,504	1,471	1,375
Vistage Worldwide, Inc.	Services: Consumer	6.46% (LIBOR +4%)	02/06/2018	02/10/2025	2,501	2,496	2,464
Weight Watchers International, Inc.	Services: Consumer	7.56% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,565	2,522	2,543
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	7.02% (LIBOR +4.5%)	08/18/2017	09/29/2023	4,950	4,930	4,950
Yak Access LLC	Energy: Oil & Gas	7.52% (LIBOR +5%)	06/29/2018	07/02/2025	2,981	2,897	2,504
Zenith Merger Sub, Inc.	Services: Business	8.3% (LIBOR +5.5%)	12/22/2017	12/13/2023	2,970	2,945	2,970

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Total United States of America						$306,982	$299,972

Total Senior Secured First Lien Term Loans						$320,282	$313,162

Second Lien Term Loans
United States of America
ABG Intermediate Holdings 2 LLC	Retail	10.27% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,318	$2,298
AQA Aquisition Holding, Inc.	High Tech Industries	10.4% (LIBOR +8%)	10/01/2018	05/24/2024	1,000	990	1,000
CH Hold Corp.	Automotive	9.77% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	999
Constellis Holdings, LLC	Aerospace & Defense	11.52% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	988	957
DigiCert, Inc.	High Tech Industries	10.52% (LIBOR +8%)	09/20/2017	10/31/2025	600	597	584
DiversiTech Holdings Inc.	Consumer goods: Durable	10.3% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,984	1,930
Gruden Acquisition Inc.	Transportation: Cargo	11.3% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	486	501
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.5% (LIBOR +7%)	08/11/2017	08/15/2025	979	971	948
NextCare, Inc.	Healthcare & Pharmaceuticals	11.27% (LIBOR +8.75%)	02/13/2018	08/28/2023	1,000	987	1,030
Optiv Security Inc.	High Tech Industries	9.77% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,365
Park Place Technologies, LLC	High Tech Industries	10.52% (LIBOR +8%)	03/22/2018	03/29/2026	700	694	697
SESAC Holdco II LLC	Media: Diversified & Production	9.76% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	992	985
TKC Holdings Inc.	Services: Business	10.53% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,839	1,825
TV Borrower US LLC	High Tech Industries	11.05% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	988	1,006
Wash Multifamily Laundry Systems, LLC	Services: Consumer	9.52% (LIBOR +7%)	05/04/2015	05/15/2023	425	424	412
Wash Multifamily Laundry Systems, LLC	Services: Consumer	9.52% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$16,822	$16,609

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Total Second Lien Term Loans						$16,822	$16,609

Total Investments						$337,104	$329,771

Cash and cash equivalents
Dreyfus Government Cash Management Fund						21,559	21,559
Other cash accounts						5,309	5,309

Total Cash and cash equivalents						$26,868	$26,868

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $580,645, of which $353,371 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)

Represents a delayed draw commitment of $612,996, of which $460,886 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $125,217, which was unfunded as of December 31, 2018. Issuer pays 3.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $588,235, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $564,516, which was unfunded as of December 31, 2018. Issuer does not pay unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $896,552, of which $338,056 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $294,107, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)	Unsettled trade that will start to accrue interest on when the trade settles. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.
(12)

Unfunded amount will start to accrue interest when the borrower draws on the delayed draw/ revolver facility. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.

Below is certain summarized financial information for Logan JV as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018:

Selected Balance Sheet Information

	As of March 31, 2019	As of December 31, 2018
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $342,160 and $252,710, respectively)	$336,135	$329,771
Cash	14,440	26,868
Other assets	2,747	2,194

Total assets	$353,322	$358,833

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$231,802	$239,356
Payable for investments purchased	13,151	7,342
Distribution payable	3,750	3,360
Other liabilities	2,872	2,744

Total liabilities	$251,575	$252,802

Members’ capital	$101,747	$106,031

Total liabilities and members’ capital	$353,322	$358,833

Selected Statement of Operations Information

	For the three months ended March 31, 2019	For the three months ended March 31, 2018
	(Dollars in thousands)	(Dollars in thousands)
Interest income	$6,529	$4,504
Fee income	28	59

Total revenues	6,557	4,563
Credit facility expenses(1)	3,305	1,798
Other fees and expenses	123	117

Total expenses	3,428	1,915

Net investment income	3,129	2,648
Net realized (loss) gain	(1,471)	58
Net change in unrealized (depreciation) on investments	1,308	1,143

Net increase in members’ capital from operations	$2,966	$3,849

(1)

As of March 31, 2019, Logan JV had $233,929 of outstanding debt under its credit facility with an effective interest rate of 5.08% per annum. As of December 31, 2018, Logan JV had $241,679 of outstanding debt under its credit facility with an effective interest rate of 4.72% per annum.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, we invested in a tax receivable agreement, or TRA, that entitles us to certain payment rights from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to us and entitles us to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, we are entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that we are entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which was projected to be 16 years from the initial investment date. Pursuant to the TRA, we maintain the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, we will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment is accrued on a quarterly basis and paid annually. The payment is allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, we have chosen to categorize the investment in the TRA payment rights as an investment in payment rights.

For the years ended December 31, 2018, 2017 and 2016, we recognized interest income totaling $1.4 million, $2.0 million and $2.0 million, respectively, related to the TRA.

In December 2018, we sold our TRA investment in Duff & Phelps Corporation, which resulted in proceeds of $9.8 million, including a $0.8 million realized gain.

Asset Quality

We employ the use of board observation and information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, THL Credit has developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each portfolio investment a score of a 1, 2, 3, 4 or 5 The investment performance scores, or IPS, are as follows:

1 – The portfolio investment is performing above our underwriting expectations.

2 – The portfolio investment is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3 – The portfolio investment is operating below our underwriting expectations and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4 – The portfolio investment is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5 – The portfolio investment is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For purposes of clarity, underwriting as referenced herein may be redetermined after the initial investment as a result of a transformative credit event or other material event whereby such initial underwriting is deemed by the Advisor to be no longer appropriate for the purpose of assessing investment performance relative to plan. For any investment receiving a score of a 3 or lower THL Credit Advisors will increase their level of focus and prepare regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average portfolio company investment score was 2.18 and 2.05 at March 31, 2019 and December 31, 2018, respectively. The following is a distribution of the investment scores of our portfolio companies at March 31, 2019 and December 31, 2018 (in millions):

	March 31, 2019				December 31, 2018
Investment Score	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV
1(a)	$118.3	21.6%	$133.2	26.7%	$122.7	22.7%	$132.6	26.9%
2(b)	251.4	45.9%	243.1	48.9%	242.1	44.9%	232.7	47.1%
3(c)	92.0	16.8%	77.2	15.5%	135.0	25.0%	109.2	22.1%
4(d)	—	0.0%	—	0.0%	—	0.0%	—	0.0%
5(e)	86.2	15.7%	44.1	8.9%	39.8	7.4%	19.2	3.9%

Total	$547.9	100.0%	$497.6	100.0%	539.6	100.0%	$493.7	100.0%

(a)

As of March 31, 2019 and December 31, 2018, Investment Score “1”, based upon fair value, included $30.8 million and $30.6 million, respectively, of loans to companies in which we also hold equity securities.

(b)

As of March 31, 2019 and December 31, 2018, Investment Score “2”, based upon fair value, included $47.7 million and $47.2 million, respectively, of loans to companies in which we also hold equity securities.

(c)

As of March 31, 2019 and December 31, 2018, Investment Score “3”, based upon fair value, included $60.1 million and $65.8 million, respectively, of loans to companies in which we also hold equity securities.

(d)	As of March 31, 2019 and December 31, 2018, Investment Score “4”, based upon fair value, included no loans to companies in which we also hold equity securities.
(e)	As of March 31, 2019 and December 31, 2018, Investment Score “5”, based upon fair value, included $20.3 million and $18.7, respectively, of loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2019, we had loans on non-accrual status with an amortized cost basis of $68.2 million and fair value of $29.1 million. As of December 31, 2018, we had loans on non-accrual status with an amortized cost basis of $38.0 million and fair value of $18.1 million. For additional information, please refer to the Consolidated Schedules of Investments as of March 31, 2019 and December 31, 2018. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations.

Results of Operations Comparison of the three months ended March 31, 2019 and 2018

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Other income-producing securities include investments in funds. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition to interest income, we may receive dividends and other distributions related to our equity investments. We may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, amendment fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees. These fees may or may not be recurring in nature as part of our normal business operations. We will disclose below what amounts, if any, are material non-recurring fees that have been recorded as income during each respective period.

The following shows the breakdown of investment income for the three months ended March 31, 2019 and 2018 (in millions):

	Three months ended March 31,
	2019	2018
Interest income on debt securities
Cash interest	$8.7	$11.6
PIK interest	0.7	0.2
Prepayment premiums	—	0.1
Net accretion of discounts and other fees	0.3	0.7

Total interest on debt securities	9.7	12.6
Dividend income(1)	3.7	2.6
Interest income on other income-producing securities(1)	0.1	1.0
Fees related to non-controlled, affiliated investments	0.2	0.3
Other income(2)	0.5	0.2

Total investment income	$14.2	$16.7

(1)	Includes dividend income from preferred and common equity interests in C&K Market, Inc., Copperweld Bimetallics, LLC, and Logan JV.
(2)	For the three months ended March 31, 2019 and 2018, we recognized $0 and $0.1 million, respectively, of non-recurring fees from portfolio companies.

The decrease in investment income between the three month periods was primarily due to the contraction in the overall investment portfolio since March 31, 2018, which led to lower interest income, offset by higher dividend income from certain equity investments.

The following shows a rollforward of PIK income activity for the three months ended March 31, 2019 and 2018 (in millions):

	Three months ended March 31,
	2019	2018
Accumulated PIK balance, beginning of period	$3.9	$3.9
PIK income capitalized/receivable	0.7	0.2
PIK reduction due to sale	(0.1)	—

Accumulated PIK balance, end of period	$4.5	$4.1

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We earned no income from advisory services related to portfolio companies for the three months ended March 31, 2019 and 2018.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, borrowing expenses related to our credit facilities and Notes, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration and investment management agreements (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

The following shows the breakdown of expenses for the three months ended March 31, 2019 and 2018 (in millions):

	For the three months ended March 31,
	2019	2018
Expenses
Interest and fees on Borrowings(a)	$4.1	$3.9
Base management fees	1.9	2.3
Other expenses	1.0	1.0
Administrator expenses	0.4	0.6

Total expenses	7.4	7.8
Income tax provision, excise and other taxes(b)	0.1	0.1

Total expenses after taxes	$7.5	$7.9

(a)	Interest, fees and amortization of deferred financing costs related to our Revolving Facility and Notes.
(b)

Amounts include the income taxes related to earnings by our consolidated corporate subsidiaries established to hold equity or equity-like portfolio company investments organized as pass-through entities and excise taxes related to our undistributed earnings and other taxes.

The decrease in expenses during the three month periods was due primarily to lower base management fees as a result of portfolio contraction and lower administration expenses allocated from the Advisor.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

Net investment income was $6.7 million, or $0.21 per common share based on a weighted average of 32,289,420 common shares outstanding for the three months ended March 31, 2019, as compared to $8.8 million, or $0.27 per common share based on a weighted average of 32,673,590 common shares outstanding for the three months ended March 31, 2018.

The decrease in net investment income between the three month periods is primarily attributable a decrease in interest on debt and other income-producing investments due to portfolio contraction offset by lower base management fees and administrative expenses.

Net Realized Gains and Losses on Investments, net of income tax provision

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

The following shows the breakdown of net realized gains and losses for the three months ended March 31, 2019 and 2018 (in millions):

	For the three months ended March 31,
	2019	2018
Aerogroup International Inc.(1)	$(0.8)	$(4.9)
Alex Toys, LLC(2)	(1.5)	0.0
Charming Charlie LLC(3)	0.0	(8.3)
Home Partners of America, Inc.(4)	0.0	0.0
Tri-Starr Management Services, Inc.(5)	0.4	0.0
Other	(0.1)	0.1

Net realized losses	$(2.0)	$(13.1)

(1)

In March 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and we received $2.5 million in proceeds with an additional $6.3 million reflected as escrow receivable. The escrow receivable has been adjusted for the three months ended March 31, 2019 to reflect future collectibility.

(2)

On January 11, 2019, we sold our first lien senior secured term loan in Alex Toys, LLC for total proceeds of $7.7 million. The realized loss of $1.5 million was offset by a corresponding change in unrealized appreciation in the same amount.

(3)

In January 2018, our commitment in the DIP facilities allowed us to convert $17.9 million of principal of our Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, we recorded a realized loss of $8.4 million for the three months ended March 31, 2018, which was offset by a corresponding change in unrealized appreciation in the same amount.

(4)	On February 8, 2019, we sold our first lien senior secured term loan in Home Partners of America, Inc. for total proceeds of $7.7 million.
(5)

On February 5, 2019, we received an additional $0.4 million in cash proceeds related to the final purchase price true-up in connection with the sale of our investment in Tri-Starr Management Services, Inc. in October 2018. These proceeds were in addition to the escrow receivable balance.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

The following shows the breakdown in the changes in unrealized appreciation of investments for the three months ended March 31, 2019 and 2018 (in millions):

	Three months ended March 31,
	2019	2018
Gross unrealized appreciation on investments	9.6	$4.7
Gross unrealized depreciation on investments	(15.2)	(5.1)
Reversal of prior period net unrealized depreciation upon a realization	1.3	10.4

Total	(4.3)	$10.0

The net change in unrealized appreciation (depreciation) on our investments for the three months ended March 31, 2019 and 2018 was primarily the result of a write-down of certain investments offset the performance of certain portfolio investments, including certain control investments. See Schedule 12-14 in the accompanying notes to the consolidated financial statements. During Q1 2018, we booked a reversal of prior period net unrealized depreciation related to restructuring of the Charming Charlie, Inc.

During 2019, the largest reduction in value was in our investment in LAI International Inc., which was placed on non-accrual status with an investment score of “5” during the quarter ended March 31, 2019. This reduction was partially offset by an increase in the value of our investment in Copperweld Bimetallics LLC, where we hold a controlling equity interest.

Provision for Taxes on Unrealized Gains on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the three months ended March 31, 2019 and 2018, we recognized a benefit (provision) for tax on unrealized gains on investments of $0.1 million and ($0.0) million for consolidated subsidiaries, respectively. As of March 31, 2019 and December 31, 2018, $1.9 million and $2.0 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized gain on investments. The change in provision for tax on unrealized gains on investments relates primarily to changes to the unrealized appreciation (depreciation) of the investments held in these taxable consolidated subsidiaries, other temporary differences and a change in the prior year estimates received from certain portfolio companies.

Net Increase (Decrease) in Net Assets Resulting from Operations

Net increase (decrease) in net assets resulting from operations totaled $0.2 million, or $0.01 per common share based on a weighted average of 32,289,420 common shares for the three months ended March 31, 2019, as compared to $6.3 million, or $0.19 per common share based on a weighted average of 32,673,590 common shares for the three months ended March 31, 2018, respectively.

The changes in net assets from operations between the three months ended March 31, 2019 and 2018 is due primarily to lower interest income as a result of portfolio contraction and the increase of the realized and unrealized losses in the portfolio and the related tax impact.

Results of Operations Comparison of the years ended December 31, 2018, 2017 and 2016

Investment Income

We generate revenues primarily in the form of interest on the debt and other income-producing securities we hold. Other income-producing securities include investments in funds. Our investments in fixed income instruments generally have an expected maturity of five to seven years, and typically bear interest at a fixed or floating rate. Interest on our debt securities is generally payable quarterly. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt instruments and preferred stock investments may defer payments of dividends or pay interest in-kind, or PIK. Any outstanding principal amount of our debt securities and any accrued but unpaid interest will generally become due at the maturity date. The level of interest income we receive is directly related to the balance of interest-bearing investments multiplied by the weighted average yield of our investments. In addition to interest income, we may receive dividends and other distributions related to our equity investments. We may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, amendment fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees. These fees may or may not be recurring in nature as part of our normal business operations. We will disclose below what amounts, if any, are material non-recurring fees that have been recorded as income during each respective period.

The following shows the breakdown of investment income for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Years ended December 31,
	2018	2017	2016
Interest income on debt securities
Cash interest	$43.4	$50.4	$55.9
PIK interest	2.3	1.7	1.8
Prepayment premiums	0.6	0.1	1.0
Net accretion of discounts and other fees	3.4	4.6	4.3

Total interest on debt securities	49.7	56.8	63.0
Dividend income(1)	12.2	13.5	11.2
Interest income on other income-producing securities(1)	2.8	4.6	6.7
Fees related to non-controlled, affiliated investments	1.0	1.1	1.6
Other income(2)	1.2	2.8	2.1

Total investment income	$66.9	$78.8	$84.6

(1)	Includes dividend income from preferred and common equity interests in C&K Market, Inc., Copperweld Bimetallics, LLC, and Logan JV.
(2)	For the years ended December 31, 2018, 2017 and 2016, we recognized $0.1 million, $0.7 million and $0.1 million, respectively, of non-recurring fees from portfolio companies.

The decrease in investment income from 2017 to 2018 was primarily due to the contraction in overall investment portfolio since December 31, 2017, which led to lower interest income. The decrease was also attributed to lower dividend income from certain equity investments and lower other income related to one-time amendment and structuring fees.

The decrease in investment income from 2016 to 2017 was primarily due to the contraction in overall investment portfolio since December 31, 2016, which led to lower interest income. This decrease was partially offset primarily by an increase in dividend income related to the Logan JV.

The following shows a rollforward of PIK income activity for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Years ended December 31,
	2018	2017	2016
Accumulated PIK balance, beginning of period	$3.9	$3.1	$9.3
PIK income capitalized/receivable	2.5	2.2	2.3
PIK received in cash from repayments	(1.6)	—	(1.8)
PIK reduced through restructurings/sales	—	(0.1)	(6.7)
PIK deemed uncollectible	(0.9)	(1.3)	—

Accumulated PIK balance, end of period	$3.9	$3.9	$3.1

In certain investment transactions, we may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. We earned no income from advisory services related to portfolio companies for the years ended December 31, 2018, 2017 and 2016.

Expenses

Our primary operating expenses include the payment of base management fees, an incentive fee, borrowing expenses related to our credit facilities and Notes, and expenses reimbursable under the investment management agreement and the allocable portion of overhead under the administration and investment management agreements (“administrator expenses”). The base management fee compensates the Advisor for work in identifying, evaluating, negotiating, closing and monitoring our investments. Our investment management agreement and administration agreement provides that we will reimburse the Advisor for costs and expenses incurred by the Advisor for facilities, office equipment and utilities allocable to the performance by the Advisor of its duties under the agreements, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. We bear all other costs and expenses of our operations and transactions.

The following shows the breakdown of expenses for the years ended December 31, 2018, 2017 and 2016 (in millions):

	For the years ended December 31,
	2018	2017	2016
Expenses
Interest and fees on Borrowings(a)	$16.7	$18.8	$16.2
Base management fees	9.0	10.4	11.0
Incentive fees(b)	1.7	3.2	4.5
Other expenses	4.0	4.5	4.4
Administrator expenses	2.1	2.9	3.6

Total expenses	33.5	39.8	39.7
Incentive fee waiver	(1.7)	(0.8)	—

Total expenses, net of incentive fee waiver	31.8	39.0	39.7
Income tax provision, excise and other taxes(c)	0.3	0.1	0.2

Total expenses after taxes	$32.1	$39.1	$39.9

(a)	Interest, fees and amortization of deferred financing costs related to our Revolving Facility, Term Loan Facility, and Notes.

(b)

For the years ended December 31, 2018, 2017 and 2016, the ordinary income incentive fee expense was $0, $3.2 million and $4.5 million, after giving effect to a fee waiver of $1.7 million, $0.8 million and $0, respectively. Please refer to Note 4—“Related Party Transactions” in our consolidated financial statements.

(c)

Amounts include the income taxes related to earnings by our consolidated corporate subsidiaries established to hold equity or equity-like investments in portfolio companies organized as pass-through entities and excise taxes related to our undistributed earnings and other taxes.

The decrease in expenses from 2017 to 2018 was due primarily to lower interest and fees on our Credit Facility due to a reduction in borrowings outstanding, lower administration expenses allocated from the Advisor as well as lower incentive fees, including the effect of the waiver, due to portfolio performance and lower base management fees as a result of portfolio contraction.

The decrease in expenses from 2016 to 2017 was due primarily to lower incentive fees due to portfolio performance, lower base management fees as a result of portfolio contraction, and lower administrator expenses. This decrease was partially offset by higher costs related to borrowings, including higher accelerated deferred financing costs as noted in the table above.

We expect certain of our operating expenses, including administrator expenses, professional fees and other general and administrative expenses to decline as a percentage of our total assets during periods of growth and increase as a percentage of our total assets during periods of asset declines.

Net Investment Income

Net investment income was $34.8 million, or $1.07 per common share based on a weighted average of 32,633,663 common shares outstanding for the year ended December 31, 2018, as compared to $39.7 million, or $1.21 per common share based on a weighted average of 32,797,233 common shares outstanding for the year ended December 31, 2017, as compared to $44.7 million, or $1.35 per common share based on a weighted average of 33,197,100 common shares outstanding for the year ending December 31, 2016.

The decrease in net investment income from 2017 to 2018 is primarily attributable to a decrease in interest income on debt and other income-producing investments due to portfolio contraction offset by lower borrowing costs, incentive and base management fees.

The decrease in net investment income from 2016 to 2017 is primarily attributable to a decrease in interest on debt and other income-producing investments due to portfolio contraction and additional loans put on non-accrual status. This was partially offset by higher dividend income related to the Logan JV.

Net Realized Gains and Losses on Investments, net of income tax provision

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized.

The following shows the breakdown of net realized gains and losses for the years ended December 31, 2018, 2017 and 2016 (in millions):

	For the years ended December 31,
	2018	2017	2016
Aerogroup International Inc.(1)	$(7.2)	$—	$—
Airborne Tactical Advantage Company, LLC	—	—	0.7
Copperweld Bimetallics, LLC(2)	—	—	(1.5)
Charming Charlie LLC(3)	(11.5)	—	—
Constructive Media, LLC	0.4	—	—
CRS Reprocessing, LLC(4)	—	(11.9)	—
Dimont & Associates, Inc.(5)	—	—	(10.9)
Dryden CLO, Ltd.	—	—	(1.1)
Duff & Phelps Corporation	0.8	—	—
Fairstone Financial Inc.(6)	0.2	—	—
Firebirds International, LLC	0.1	—	—
Food Processing Holdings, LLC	—	0.7	—
Flagship VII, Ltd.	—	(0.8)	—
Flagship VIII, Ltd.	—	(0.6)	—
Gryphon Partners 3.5, L.P.	0.3	0.6	0.7
Hostway Corporation	—	(1.0)	—
Loadmaster Derrick & Equipment, Inc.(7)	—	—	(6.6)
OEM Group, LLC(8)	—	—	(6.2)
Specialty Brands Holdings, LLC(9)	(21.0)	—	—
Surgery Center Holdings, Inc.	—	—	3.7
Thibaut, Inc.(10)	0.1	4.5	—
Tri Starr Management Services, Inc.(11)	5.5	—	(17.5)
Washington Inventory Service(12)	—	(10.4)	—
YP Equity Investors, LLC(13)	—	1.3	—
Other	(0.1)	0.4	(0.1)

Net realized losses	$(32.4)	$(17.2)	$(38.8)

(1)

In March 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and we received $2.5 million in proceeds with an additional $6.3 million reflected as escrow receivable. The escrow receivable has been written down to $6.0 million as of December 31, 2018 to reflect future collectability. During the year ended December 31, 2018, a realized loss on the investment of $7.2 million was offset by a reversal of unrealized prior period depreciation of $2.2 million.

(2)

In October 2016, as part of the restructuring in the business, we exchanged the cost basis of our senior secured loan totaling $19.3 million for a debt-like preferred equity position of $3.4 million and a controlled equity position of an affiliate of the business valued at $9.0 million, with $5.4 million remaining as a senior secured term loan. In connection with the restructuring, we recognized a realized loss in the amount of $1.5 million, which was offset by a corresponding change in unrealized appreciation.

(3)

In January 2018, our commitment in the DIP facilities allowed us to convert $17.9 million of principal of our Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, we recorded a realized loss of $8.4 million, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby we converted our DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (we and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, we funded $0.9 million of the remaining unfunded commitments under our DIP facilities and used an additional $2.2 million to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, our debt investment in Charming Charlie is comprised of $24.6 million in the exit first lien term loans. In addition, we provided $8.9 million of commitments under a vendor financing facility, which was subsequently reduced to $8.3 million with $0.7 million funded into a first lien term loan. As part of this conversion and in accordance with GAAP, we recorded a realized loss of $3.1 million, which was offset by a corresponding change in unrealized depreciation in the same amount.
(4)	On September 11, 2017, we sold our senior secured term loan realizing proceeds of $3.2 million.
(5)

On March 14, 2016, as part of a further restructuring of the business, the cost basis of the Company’s equity interest totaling $6.6 million and subordinated term loan totaling $4.5 million was converted to an equity interest in an affiliated entity valued at $0.1 million. In connection with the restructuring, the Company recognized a realized loss in the amount of $10.9 million, which was offset by a $10.8 million change in unrealized appreciation.

(6)	Includes the impact of foreign exchange gain.
(7)

On July 1, 2016, as part of the restructuring, we exchanged the cost basis of its senior secured loans totaling $14.7 million for a new senior secured term loan of $7.0 million, a debt-like preferred equity position, valued at $1.1 million, and 10% warrants. As result of the restructuring, the Company recognized a $6.6 million loss on conversion to preferred equity, which was offset by a $5.1 million change in unrealized appreciation. Additionally, the Company made a $1.5 million investment in a first lien senior secured term loan.

(8)

On March 17, 2016, as part of a restructuring of the business, the cost basis of our first lien loans totaling $33.2 million was converted to a new first lien senior secured term loan of $18.7 million and a controlled equity interest in an affiliated entity valued at $8.3 million. In connection with the restructuring, we recognized a realized loss of $6.2 million, which was offset by a $5.6 million change in unrealized appreciation.

(9)	On June 29, 2018, as part of restructuring the business, we agreed to sell our second lien term loan for $0.5 million in cash and received nominal equity interests in an affiliated entity.
(10)

On December 29, 2017, we sold our preferred and common equity investments with a cost basis of $4.7 million for $9.2 million resulting in a realized gain of $4.5 million, which includes an escrow receivable of $0.1 million. During 2018 we’ve recognized additional realized gains related to escrow release above our initial estimates.

(11)

On October 26, 2018, we sold our senior secured term loans and received $5.9 million in proceeds with an additional $0.2 million reflected as escrow receivable. Additionally, we sold our common equity interest and received $7.6 million in proceeds with an additional $1.6 million reflected as escrow receivable. The transactions resulted in a $5.5 million net realized gain, which was offset by a corresponding change in unrealized appreciation. In December 2018, we received $0.6 million of the escrow proceeds, leaving $1.2 million in combined escrow receivable at December 31, 2018.

(12)	On June 8, 2017, as part of restructuring the business, we agreed to sell our second lien term loan to the first lien lenders for $0.6 million.
(13)

In connection with the proceeds received from the exit of our equity investment in YP Equity Investors, LLC and affiliated funds held in a consolidated blocker corporation, we recorded an income tax provision on realized gains of $0, $0.8 million and $0 for the years ended December 31, 2018, 2017 and 2016.

Net Change in Unrealized Appreciation (Depreciation) of Investments

Net change in unrealized appreciation primarily reflects the change in portfolio investment values during the reporting period, including the reversal of previously recorded appreciation or depreciation when gains or losses are realized.

The following shows the breakdown in the changes in unrealized appreciation of investments for the years ended December 31, 2018, 2017 and 2016 (in millions):

	Years ended December 31,
	2018	2017	2016
Gross unrealized appreciation on investments	$9.7	$12.3	$17.3
Gross unrealized depreciation on investments	(50.2)	(48.0)	(26.2)
Reversal of prior period net unrealized depreciation upon a realization	26.2	5.5	20.2

Total	$(14.3)	$(30.2)	$11.3

During 2018, the largest reductions in value were in our investments in the Charming Charlie, LLC, an investment restructured in April 2018, OEM Group Inc. and Logan JV, two investments where we hold a controlling equity interest, and LAI International, Inc. The Charming Charlie, LLC term loan was on non-accrual status with an investment score of “5”as of December 31, 2018. These reductions were partially offset by an increase in the value of our investments in Copperweld Bimetallics LLC, where we hold a controlling equity interest. The reversal of prior period net unrealized depreciation is primarily driven by the sale of Specialty Brands Holdings, LLC which resulted in an offsetting realized loss.

Provision for Taxes on Unrealized Gains on Investments

Certain consolidated subsidiaries of ours are subject to U.S. federal and state income taxes. These taxable entities are not consolidated with the Company for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries. For the years ended December 31, 2018, 2017 and 2016, we recognized a (provision) benefit for tax on unrealized gains on investments of $(0.3) million, $2.1 million and $0.1 million for consolidated subsidiaries, respectively. As of December 31, 2018 and December 31, 2017, $2.0 million and $2.3 million, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities relating to deferred tax on unrealized gain on investments. The change in provision for tax on unrealized gains on investments relates primarily to changes to the unrealized appreciation (depreciation) of the investments held in these taxable consolidated subsidiaries, other temporary differences and a change in the prior year estimates received from certain portfolio companies.

Net Increase (Decrease) in Net Assets Resulting from Operations

Net increase (decrease) in net assets resulting from operations totaled $(10.6) million, or $(0.32) per common share based on a weighted average of 32,633,663 common shares for the year ended December 31, 2018, as compared to $(7.9) million, or $(0.24) per common share based on a weighted average of 32,797,233 common shares for the year ended December 31, 2017, as compared to $17.1 million, or $0.51 per common share based on a weighted average of 33,197,100 common shares for the year ended December 31, 2016.

The changes in net assets from operations between the years ended December 31, 2018, 2017 and 2016 are due primarily to the lower interest income as a result of portfolio contraction as well a decrease in realized and unrealized gains and losses in the portfolio and the related tax impact.

Financial condition, liquidity and capital resources

Cash Flows from Operating and Financing Activities

Our liquidity and capital resources are derived from our borrowings, equity raises and cash flows from operations, including investment sales and repayments, and investment income earned. Our primary use of funds from operations includes investments in portfolio companies, payment of distributions to the holders of our common stock and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our borrowings and the proceeds from the turnover in our portfolio and from public and private offerings of securities to finance our investment objectives, to the extent permitted by the 1940 Act.

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowings from credit facilities. To the extent we determine to raise additional equity through an offering of our common stock at a price below net asset value, existing investors will experience dilution. During our 2018 Annual Stockholder Meeting held on June 7, 2018, our stockholders authorized us, with the approval of our Board of Directors, to sell up to 25% of our outstanding common stock at a price below our then current net asset value per share and to offer and issue debt with warrants or debt convertible into shares of our common stock at an exercise or conversion price that will not be less than the fair market value per share but may be below the then current net asset value per share. This program was amended and extended on March 5, 2019 to authorize the repurchase of outstanding shares in an aggregate amount up to $15.0 million. Unless extended by our Board of Directors, the stock repurchase program will expire on March 5, 2020 and may be modified or terminated at any time for any reason without prior notice. There can be no assurance that these capital resources will be available.

In December 2015 and November 2016, we closed a public debt offering selling $35.0 million and $25.0 million, respectively, of Notes due in 2022, or the 2022 Notes, including the exercise of the overallotment option, through a group of underwriters, less an underwriting discount, and received net proceeds of $34.0 million and $24.3 million, respectively. In October 2018 we closed a public debt offering selling $51.6 million of Notes due in 2023 or the 2023 Notes, including the exercise of the overallotment option, through a group of underwriters, less an underwriting discount, and received net proceeds of $50.1 million. The proceeds received from the issuance of the 2023 Notes were primarily used to repay the 2021 Notes. Collectively, the 2022 Notes and 2023 Notes are referred to as the Notes.

We borrowed $18.0 million under our Revolving Facility for the three months ended March 31, 2019 and repaid $8.8 million on our Revolving Facility from proceeds received from prepayments and sales and investment income. We borrowed $13.5 million under our Revolving Facility for the three months ended March 31, 2018 and repaid $11.4 million on our Revolving Facility from prepayments and sales and investment income.

Our operating activities (used) provided cash of $(5.2) million and $6.4 million for the three months ended March 31, 2019 and 2018, respectively, primarily in connection with the purchase and sales of portfolio investments. For the three months ended March 31, 2019, our financing activities included net borrowings of $9.3 million on our Revolving Facility, used $6.8 million for distributions to stockholders, $1.3 million to repurchase common stock and $0.3 million for the payment of financing costs. For the three months ended March 31, 2018, our financing activities included net borrowings of $2.1 million on our Revolving Facility and used $8.8 million for distributions to stockholders.

As of March 31, 2019 and December 31, 2018, we had cash of $2.5 million and $6.9 million, respectively. We had no cash equivalents as of March 31, 2019 and December 31, 2018.

We believe cash balances, our Revolving Facility capacity and any proceeds generated from the sale or pay down of investments provides us with the liquidity necessary to acquit our pipeline in the near future.

Borrowings

The following shows a summary of our Borrowings as of March 31, 2019 and December 31, 2018 (in millions):

	As of
	March 31, 2019				December 31, 2018
Facility	Commitments	Borrowers Outstanding(1)	Weighted Average Borrowings Outstanding(2)(3)	Weighted Average Interest Rate(8)	Commitments	Borrowers Outstanding(1)	Weighted Average Borrowings Outstanding(2)(3)	Weighted Average Interest Rate(8)
Revolving Facility(6)(7)	$190.0	$117.2	$111.1	4.94%	$275.0	$107.7	$135.1	4.90%
2021 Notes	—	—	—	—	—	—	42.4	—
2022 Notes	60.0	60.0	60.0	6.75%	60.0	60.0	60.0	6.75%
2023 Notes	51.6	51.6	51.6	6.13%	51.6	51.6	12.1	6.13%

Total	$301.6	$228.8	$222.7	5.68%	$386.6	$219.3	$249.6	5.70%

(1)

As of March 31, 2019, excludes deferred financing costs of $1.4 million for the 2022 Notes and $2.0 for the 2023 Notes, respectively, presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the three months ended March 31, 2019.
(3)	Canadian denominated borrowings are converted to USD using the current quarter-end spot rate for purposes of this calculation.
(4)

As of December 31, 2018, excludes deferred financing costs of $1.4 million for the 2022 Notes and $2.1 million for the 2023 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(5)	Represents the weighted average borrowings outstanding for the year ended December 31, 2018.
(6)

We may borrow amounts in U.S. dollars or certain other permitted currencies. As of March 31, 2019, we had outstanding debt denominated in CAD of $19.4 million on our Revolving Credit Facility. The CAD was converted into USD at a spot exchange rate of $0.75 CAD to $1.00 USD as of March 31, 2019. As of December 31, 2018, we had outstanding debt denominated in CAD of $19.4 million on our Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.73 CAD to $1.00 USD as of December 31, 2018.

(7)

As part of Amendment No.1 to Second Amended and Restated Senior Secured Revolving Credit Agreement and Third Amended and Restated Guarantee, Pledge and Security Agreement (“Amendment No.1”) dated March 26, 2019, the revolver commitments have been reduced to $190.0 million from $275.0 million.

(8)	Represents the weighted average interest rate as of March 31, 2019 and December 31, 2018.

Credit Facility

On December 15, 2017, we entered into an amendment, or the Revolving Amendment, to our existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, we are required to make mandatory prepayments on its loans from the proceeds we receive from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the revolver commitments from $303.5 million to $275.0 million and terminated the $75.0 million term loan facility. On March 26, 2019, we entered into Amendment No. 1 which amended our Revolving Facility to, among other things, reduce the size of the commitments thereunder to $190.0 million, provide a $20.0 million letter of credit subfacility and lower the testing levels of certain financial covenants.

The Revolving Facility, denominated in US dollars, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in CAD, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if we use 35% or less of the Revolving Facility and 0.50% annually if we use more than 35% of the Revolving Facility. We elect the LIBOR or CDOR rates on the loans outstanding on our Revolving Facility, which has a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the USD borrowings outstanding on its Revolving Facility had a one month LIBOR period as of March 31, 2019. The CDOR rate on the Canadian borrowings outstanding on its Revolving Facility had a one month CDOR period as of March 31, 2019.

As of March 31, 2019, we had USD borrowings of $102.7 million outstanding under the Revolving Facility with a quarter-end interest rate of 5.00% and non-USD borrowings denominated in CAD of $19.4 million ($14.5 million in USD) outstanding under the Revolving Facility with a quarter-end interest rate of 4.48%. The borrowings denominated in CAD are translated into USD based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in CAD may be positively or negatively affected by movements in the rate of exchange between USD and CAD. This movement is beyond our control and cannot be predicted.

The Revolving Facility includes an accordion feature permitting us to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Revolving Amendment revised the cap from $600.0 million to $500.0 million.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR or CDOR, the interest rate benchmarks used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain customary triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The facilities have certain collateral requirements and/or covenants, including, but limited to, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of ours and our subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of us and our consolidated subsidiaries, of not less than 2.00: 1.00, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the facilities (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in our portfolio.

We cannot be assured that we will be able to borrow funds under the Revolving Facility at any particular time or at all. We are currently in compliance with all financial covenants under the Revolving Facility.

As of March 31, 2019 and December 31, 2018, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair value of the Company’s Revolving Facility is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of March 31, 2019 and December 31, 2018, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $1.6 million and $1.7 million were incurred in connection with the Revolving Facility during the three months ended March 31, 2019 and 2018, respectively.

Amortization of deferred financing costs of $0.5 million, which included a one-time accelerated amortization of $0.4 million in connection with a reduction in the revolver commitment size, and $0.1 million, respectively, were incurred in connection with the Facilities for the three months ended March 31, 2019 and 2018. As of March 31, 2019, we had $2.0 million of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2018, we had $2.9 million of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The Company’s asset coverage as of March 31, 2019 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are allowed to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent.

Notes

In December 2015 and November 2016, we completed a public offering of $35.0 million and $25.0 million, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

On October 5, 2018, we completed a public offering of $50.0 million in aggregate principal amount of 6.125% notes due 2023. The 2023 Notes mature on October 30, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2021. The 2023 Notes bear interest at a rate of 6.125% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2018 and trade on the New York Stock Exchange under the trading symbol “TCRW”. On October 16, 2018, the underwriters exercised their option to purchase an additional $1.6 million to cover overallotments. The proceeds from this public offering were used to redeem the 2021 Notes and partially repay the Revolving Facility. The redemption of the 2021 Notes was completed on November 5, 2018. As a result of this redemption, we recognized approximately $0.9 million of one-time costs from the accelerated amortization of deferred financing costs related to the 2021 Notes during 2018. We refer to the 2022 Notes and 2023 Notes collectively as the Notes. The 2021 Notes are included and the 2023 Notes are excluded under the definition for the prior years presented.

The Notes are our direct unsecured obligations and rank: (i) pari passu with our other outstanding and future senior unsecured indebtedness; (ii) senior to any of our future indebtedness that expressly provides it is subordinated to the Notes; (iii) effectively subordinated to all our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including without limitation, borrowings under our Revolving

Facility; (iv) structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries.

The Base Indenture, as supplemented by the First, Second and Third Supplemental Indentures (the “Indenture”), contains certain covenants including covenants requiring us to comply with (regardless of whether it is subject to) Section 18 (a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, whether or not we continue to be subject to such provisions of the 1940 Act, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Currently these provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 150% after such borrowings. These covenants are subject to important limitations and exceptions that are described in the Indenture. The Indenture provides for customary events of default and further provides that the Trustee or the holders of 25% in aggregate principal amount of the outstanding Notes in a series may declare such Notes immediately due and payable upon the occurrence of any event of default after expiration of any applicable grace period. As of March 31, 2019, we were in compliance with the terms of the Base Indenture and the First, Second and Third Supplemental Indentures governing the Notes. See Note 7 to our consolidated financial statements for more detail on the Notes.

As of March 31, 2019, the carrying amount and fair value of our Notes was $111.6 million and $113.0 million, respectively. As of December 31, 2018, the carrying value and fair value of our Notes was $111.6 million and $111.0 million, respectively. The fair value of our Notes is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the 2022 and 2023 Notes, we incurred $4.8 million of fees and expenses. Any of these deferred financing costs are presented as a reduction to the notes payable balance and are being amortized using the effective interest method over the term of the Notes. For the three months ended March 31, 2019 and 2018, we amortized approximately $0.2 million and $0.2 million of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of March 31, 2019 and December 31, 2018, we had $3.3 million and $3.5 million, respectively, of remaining deferred financing costs on the Notes, which reduced the notes payable balance on our Consolidated Statements of Assets and Liabilities.

For the three months ended March 31, 2019 and 2018, we incurred interest expense on the Notes of approximately $1.8 million and $1.9 million, respectively.

Commitments and Contingencies and Off-Balance Sheet Arrangements

From time to time, we, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of our rights under contracts with our portfolio companies. Neither we, nor the Advisor, are currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected in our Consolidated Statements of Assets and Liabilities. Our unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that we hold. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. We intend to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of March 31, 2019 and December 31, 2018, we have the following unfunded commitments to portfolio companies (in millions):

	As of
	March 31, 2019	December 31, 2018
Unfunded delayed draw facilities
Certify, Inc.	0.2	—
Charming Charlie, LLC(2)	8.3	8.3
Home Partners of America, Inc.	—	5.9
Women’s Health USA, Inc.	—	—

	8.5	14.1
Unfunded revolving commitments
1-800 Hansons, LLC(1)	0.2	0.1
Certify, Inc.	0.1	—
EBS Intermediate LLC	1.7	1.7
Gener8, LLC	1.3	1.0
HealthDrive Corporation	1.1	1.8
Holland Intermediate Acquisition Corp.(1)	3.0	3.0
IRC Opco LLC	0.8	—
Loadmaster Derrick & Equipment, Inc.	0.9	—
NCP Investor, Inc.	1.0	1.0
OEM Group, LLC(2)	6.3	2.3
SRS Acquiom Holdings, LLC	0.4	0.4
Sciens Building Solutions, LLC	1.1	2.6
SolutionReach, Inc.	0.9	—
SPST Holdings, LLC	0.8	0.8
Women’s Health USA, Inc.	1.5	1.5

	21.1	16.0
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	0.7	0.7
Gryphon Partners 3.5, L.P.	0.3	0.3

	1.0	1.0

Total unfunded commitments	$30.6	$31.2

(1)	We have sole discretion as to whether to lend under this revolving commitment.
(2)	Includes amounts set aside for issued standby letters of credit.

The changes in fair value of our unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding. We will fund our unfunded commitments from the same sources we use to fund our investment commitments that are funded at the time they are made (which are typically existing cash and cash equivalents and borrowings under our Revolving Facility). We manage our liquidity to ensure that we have available capital to fund our unfunded commitments as necessary.

Distributions

We have elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain our status as a RIC, we are required to distribute, for each taxable year, at least 90% of our investment company taxable income. To avoid a 4% excise tax on undistributed earnings, we are required to distribute each calendar year the sum of (i) 98% of our ordinary income for such calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which we paid no federal income tax.

Our quarterly distributions, if any, will be determined by our board of directors. We intend to make distributions to stockholders on a quarterly basis of substantially all of our net investment income. Although we intend to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by our board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, we may be limited in our ability to make distributions due to the BDC asset coverage test for borrowings applicable to us as a BDC under the 1940 Act.

The following table summarizes our recent distributions declared and paid or to be paid on all shares including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
May 3, 2016	June 15, 2016	June 30, 2016	$0.34
August 2, 2016	September 15, 2016	September 30, 2016	$0.34
November 8, 2016	December 15, 2016	December 30, 2016	$0.27
March 7, 2017	March 20, 2017	March 31, 2017	$0.27
May 2, 2017	June 15, 2017	June 30, 2017	$0.27
August 1, 2017	September 15, 2017	September 29, 2017	$0.27
November 7, 2017	December 15, 2017	December 29, 2017	$0.27
March 2, 2018	March 20, 2018	March 30, 2018	$0.27
May 1, 2018	June 15, 2018	June 29, 2018	$0.27
August 7, 2018	September 14, 2018	September 28, 2018	$0.27
November 6, 2018	December 14, 2018	December 31, 2018	$0.27
March 5, 2019	March 20, 2019	March 29, 2019	$0.21
May 7, 2019	June 14, 2019	June 28, 2019	$0.21

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure stockholders that they will receive any distributions at a particular level.

We maintain an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were no dividends reinvested for the three months ended March 31, 2019 and 2018, respectively.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, we reserve the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, we may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of our current and accumulated earnings and profits would generally be treated as a return of capital to the extent of the stockholder’s adjusted tax basis in our shares. If a stockholder’s tax basis is reduced to zero, the stockholder would generally treat any remaining distributions in excess of our current and accumulated earnings and profits as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distributions will be sent to our U.S. stockholders of record (other than certain exempt recipients). Our board of directors presently intends to declare and pay quarterly distributions. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

We may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax when distributed to foreign accounts. A RIC is permitted to designate distributions in the form of dividends that represent interest income from U.S. sources (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation. As of March 31, 2019, the percentage of 2019 income estimated as qualified interest income for tax purposes was 81.3%.

Contractual obligations

We have entered into a contract with the Advisor to provide investment advisory services. Payments for investment advisory services under the investment management agreement in future periods will be equal to (a) an annual base management fee of 1.5% of our gross assets through April 1, 2019, at which point the annual base management fee will be 1.0% of our gross assets and (b) an incentive fee based on our performance. In addition, under our administration agreement, the Advisor will be reimbursed for administrative services incurred on our behalf. Please refer to Note 4 -“Related Party Transactions” in our consolidated financial statements.

The following table shows our contractual obligations as of December 31, 2018 (in millions):

	Payments due by period
Contractual Obligations(1)	Total	Less than 1 year	1–3 years	3–5 years	After 5 years
Revolving Facility(2)	$114.2	$6.8	$13.7	$114.2	—
Notes Payable(3)	$121.4	$7.2	$14.4	$121.4	—

(1)	Excludes $26.6 million in commitments to extend credit to our portfolio companies.
(2)	Includes principal, as well as estimated payments assuming an average revolver balance of $137.5 million at a period end effective rate of 4.90%.
(3)	Includes principal, as well as estimated interest payments.

The following table shows our contractual obligations as of December 31, 2017 (in millions):

	Payments due by period
Contractual Obligations(1)	Total	Less than 1 year	1–3 years	3–5 years	After 5 years
Revolving Facility(2)	$178.3	$5.6	$11.3	$178.3	—
Notes Payable(3)	$121.0	$7.4	$14.9	$121.0	—

(1)	Excludes $15.0 million in commitments to extend credit to our portfolio companies.
(2)	Includes principal, as well as estimated payments assuming an average revolver balance of $137.6 million at a period end effective rate of 4.03%.
(3)	Includes principal, as well as estimated interest payments.

Stock Repurchase Program

On March 2, 2018 our board of directors authorized a $17.5 million stock repurchase program, which was amended and extended on March 5, 2019 to authorize the repurchase of outstanding shares in an aggregate amount of up to $15.0 million. Unless extended by our board of directors, the stock repurchase program will expire on March 5, 2020 and may be modified or terminated at any time for any reason without prior notice. We have provided our stockholders with notice of our ability to repurchase shares of our common stock in accordance with 1940 Act requirements. We will retire immediately all such shares of common stock that we purchase in connection with the stock repurchase program.

The following table summarizes our share repurchases under our stock repurchase program for the three months ended March 31, 2019 and 2018 (in millions):

	For the three months ended March 31,
	2019(1)	2018
Dollar amount repurchased	$1.3	$—
Shares repurchased	0.2	—
Average price per share (including commission)	$6.67	$—
Weighted average discount to net asset value	27.36%	—

(1)

Effective March 14, 2019, we adopted a stock trading plan in accordance with Rule 10b5-1 of the Exchange Act. Under this plan (“10b5-1 Plan”), during the quarter ended March 31, 2019, we purchased 0.1 million shares at an average cost of $6.63, inclusive of commissions.

Related Party Transactions

Investment Management Agreement

On March 5, 2019, our investment management agreement, together with the proposed fee waivers, with the Advisor was re-approved by the Board, including a majority of the Independent Directors, and the Board of Directors approved an amended and restated investment management agreement, which was also approved by our stockholders at the 2019 Annual Meeting of the Stockholders on June 14, 2019. Under the investment management agreement, the Advisor, subject to the overall supervision of the Board, manages the day-to-day operations of, and provides investment advisory services to us.

Incentive Fee on Net Investment Income

We accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2019 (“Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment.

Incentive Fee on Net Investment Income As of January 1, 2020

On June 14, 2019, the shareholders of the Company approved an amended and restated investment management agreement that modified the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”). The Reduced Incentive Fee on Net Investment Income is calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the original investment management agreement. Preincentive fee net investment income is expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarter Period. The hurdle amount for incentive fee based on preincentive fee net investment income continues to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but is multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarter Period (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarter Period.

The calculation of preincentive fee net investment income continues to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income continues to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter is determined as follows:

•	The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap (as defined below), the Advisor receives 100% of our preincentive fee net investment income for the Trailing Twelve Quarter Period with respect to that portion of the preincentive fee net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	17.5% of our preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarter Period.

The amount of the incentive fee on preincentive fee net investment income that is paid for a particular quarter equals the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive fee net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarter Period but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee is subject to an Incentive Fee Cap (as defined below). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarter Period, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarter Period. “Cumulative Net Return” means (x) preincentive fee net investment income in respect of the relevant Trailing Twelve Quarter Period minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarter Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we pay no incentive fee based on income to the Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we pay an incentive fee based on preincentive fee net investment income to the Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive fee net investment income that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we pay an incentive fee based on income to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

Additionally, if, at any time during the fiscal year 2020, the aggregate incentive fees on a quarterly basis, as calculated based on the amended and restated investment management agreement, described herein as the

Reduced Incentive Fee on Net Investment Income is greater than the aggregate incentive fees on such applicable quarter, as calculated based on the incentive fee formula as reflected in the original investment management agreement prior to giving effect to such amendment, the Advisor will waive such excess.

For the year ended December 31, 2018, we would have incurred $2.6 million of incentive fees related to ordinary income under Reduced Incentive Fee based on a 20% incentive fee rate. These fees were greater on a cumulative basis than the fees calculated based on the formula as in effect under the original investment management agreement and therefore, the fees under the old formula were booked as an expense.

For the three months ended March 31, 2018, the Company would have incurred $1.3 million of incentive fees related to ordinary income under Reduced Incentive Fee based on a 20% incentive fee rate. These fees were more on a cumulative basis than the fees calculated based on the formula as in effect under the original investment management agreement and, therefore, the fees under the old formula were booked as an expense.

Incentive Fee on Net Investment Income Prior to January 1, 2018 Pursuant to the Original Investment Management Agreement

The incentive fee has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), and accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive fee net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to the Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive preincentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

For the years ended December 31, 2018, 2017 and 2016 we incurred $0, $2.4 million and $4.5 million of incentive fees, net of incentive fees waived of $1.7 million, $0.8 million and $0, respectively, related to ordinary income.

Under this method, for the three months ended March 31, 2019 and 2018, the Company incurred $0 and $0, respectively. These fees were less on a cumulative basis than the fees calculated based on the formula in place after January 1, 2018, therefore, the fees under this formula were booked as an expense and subsequently waived.

Incentive Fee on Net Investment Income Payable

For the years ended December 31, 2018, 2017 and 2016, we reversed $0.0 million, $0.1 million and $0.4 million, respectively, of incentive fees related to the adjustment of previously deferred incentive fee.

For the three months ended March 31, 2019 and 2018, we incurred no incentive fees related to adjustment of previously deferred incentive income.

As of March 31, 2019, December 31, 2018 and 2017,$0. $0.1 million and $0.1 million, respectively, of such incentive fees related to previously deferred income now received in cash are currently payable to the Advisor, and reflected in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2019, December 31, 2018 and 2017, $0.7 million, $0.7 million and $1 million, respectively of incentive fees incurred by us were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (“capital gains incentive fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). Effective June 14, 2019, this component is equal to 17.5% (prior thereto before giving effect to any waivers was 20%) of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Advisor under the investment management agreement as of December 31, 2018 and 2017. The Advisor has agreed to waive any capital gains incentive fee due and payable as of December 31, 2019.

GAAP Incentive Fee Accrual

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the years ended December 31, 2018, 2017 and 2016, we incurred no incentive fees related to the GAAP incentive fee.

Base Management Fee

Effective June 14, 2019, our stockholders approved an amended and restated investment management agreement, pursuant to which the base management fee is calculated at an annual rate of 1.0% of our gross assets payable quarterly in arrears on a calendar quarter basis. Commencing April 1, 2019, the Advisor waived base management fees in excess of 1.0% per annum. Prior to June 14, 2019, the contractual base management fee was calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2018, 2017 and 2016, THL Credit Advisors earned base management fees of $9.0 million, $10.4 million and $11.0 million, respectively, from us. For the three months ended March 31, 2019 and 2018, the Company incurred base management fees of $1.9 million and $2.3 million, respectively. As of March 31, 2019 and December 31, 2018, $1.9 million and $2.1 million, respectively, was payable to the Advisor.

Administration Agreement

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. The Board reviews the allocation methodologies with respect to such expenses. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. To the extent that the Advisor outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016, we incurred administrator expenses of $0.4 million, $0.6 million, $2.1 million, $2.9 million and $3.6 million, respectively. As of March 31, 2019 and December 31, 2018 and 2017, $0.04 million, $0.1 million and $0.01 million of administrator expenses was due from the Advisor, which was included in due from affiliate on the Consolidated Statement of Assets and Liabilities.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our and the Advisor’s respective businesses. This license agreement is royalty-free, which means we are not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) and, subject to certain conditions, proprietary accounts of the Advisor or its affiliates (“THL Proprietary Accounts”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150 million of capital committed by affiliates of a single institutional investor and is managed by the Company. The Company’s capital commitment to Greenway is $0.01 million. As of March 31, 2019, Greenway’s committed capital had been fully called. The Company’s nominal investment in Greenway is reflected in the March 31, 2019 and December 31, 2018 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2019, the Company earned $0.01 million in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three months ended March 31, 2018, the Company earned $0.01 million in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2019 and December 31, 2018, $0.01 million and $0.01 million of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of the Company. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue until October 10, 2021, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, the Company has established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by the Company. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II had $186.5 million of capital commitments primarily from institutional investors. As of March 31, 2019, Greenway II’s committed capital had been fully called. The Company’s nominal investment in Greenway II is reflected in the March 31, 2019 and December 31, 2018 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway II and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2019 and 2018, the Company earned $0.1 million and $0.2 million, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2019 and December 31, 2018, $0.9 million and $0.1 million, respectively, of fees related to Greenway II and legal expenses related to certain former portfolio companies were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of March 31, 2019 and December 31, 2018, there were $0.04 million and $0.2 million, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2019 and December 31, 2018, the Advisor owed $0.03 million and $0.08 million, respectively, of administrator expenses as a reimbursement to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified as affiliates of the Company. As of March 31, 2019 and December 31, 2018, $0.9 million and $0.3 million of total fees and expenses related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of March 31, 2019, it had $3.9 million of dividends receivable from Logan JV and C&K Market, Inc., $0.5 million of interest and fees from OEM Group, LLC, and $0.6 million of interest and dividends from Copperweld Bimetallics, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2018, it had $3.2 million of dividends receivable from Logan JV, Copperweld Bimetallics, LLC and C&K Market, Inc. and $0.2 million of interest and fees from OEM Group, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities.

Critical accounting policies

Our discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with GAAP. The preparation of these consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. For further description of our critical accounting policies, refer to Note 2—“Significant Accounting Policies and Recent Accounting Updates” in our consolidated financial statements. We consider our most significant accounting policies to be those related to its Valuation of Portfolio Investments, Revenue Recognition, Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation and U.S. Federal Income Taxes, including excise tax.

Valuation of Portfolio Investments

As a BDC, we generally invest in illiquid securities including debt and equity investments of lower middle market companies. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, it is expected that many of our portfolio investments’ values will be determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for managing portfolio investments;

•	preliminary valuation conclusions are then documented and are reviewed with the investment committee of THL Credit Advisors LLC, or the Advisor;

•	valuation recommendations are then discussed with the pricing committee of the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations approved by the pricing committee of the Advisor and such valuations provided by the independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA.

Equity

We use a combination of the income and market approaches to value our equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity, and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level l—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable”

requires significant judgment by management. For more information about our fair value measurements, see Note 3 to our consolidated financial statements.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in our investments in funds. The remaining term of our investments in funds is expected to be two to six years.

Revenue Recognition

We record interest income, adjusted for amortization of premium and accretion of discount, on an accrual basis to the extent that we expect to collect such amounts. Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statements of Operations. As of March 31, 2019, we had loans on non-accrual status with an amortized cost basis of $68.2 million and fair value of $29.1 million. As of December 31, 2018, we had loans on non-accrual status with an amortized cost basis of $38.0 million and a fair value of $18.1 million. As of December 31, 2017, we had loans on non-accrual status with an amortized cost basis of $56.3 million and fair value of $21.0 million.

We have investments in our portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. We will cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon a restructuring of the investment where the interest is deemed collectable. To maintain our status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

We capitalize and amortize upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

Other income includes commitment fees, fees related to the management of Greenway and Greenway II, fees related to the management of certain controlled equity investments, structuring fees, amendment fees and unused commitment fees associated with investments in portfolio companies. These fees are recognized as income when earned by us in accordance with the terms of the applicable management or credit agreement and may or may not be recurring in nature as part of our normal business operations.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized. We measure realized gains or losses on the interest rate derivative based upon the difference between the proceeds received or the amounts paid on the interest rate derivative. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values or value of the interest rate derivative during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

U.S. Federal Income Taxes, including excise tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 10, Distributions, for a summary of recent dividends paid. For the three months ended March 31, 2019 and 2018, the Company incurred U.S. federal excise tax and other tax (benefits) expenses of $77 and $146, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions for the three months ended March 31, 2019 and 2018:

	For the three months ended March 31,
	2019	2018
Current income tax provision:
Current income tax benefit	$—	$3
Deferred income tax benefit (provision):
Deferred income tax benefit	—	19
Benefit (provision) for taxes on unrealized gain on investments	107	(32)

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies organized as pass-through entities where the Company holds equity or equity-like investments in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of March 31, 2019 and December 31, 2018, $5 and $5, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019 and December 31, 2018, $1,855 and $1,972, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments and other temporary book to tax differences held in its corporate subsidiaries. As of March 31, 2019 and December 31, 2018, $2,046 (net of $4,500 allowance) and $2,056 (net of $4,396 allowance), respectively of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2015 remain subject to examination by taxing authorities.

Recent Developments

From April 1, 2019 through May 9, 2019, we made new investments totaling $2.0 million and follow-on investments of $11.6 million at a combined weighted average yield based upon cost at the time of the investment of 10.1%.

From April 1, 2019 through May 8, 2019, we repurchased 310,229 shares of stock for a total cost of $2.1 million as part of a 10b5-1 Stock Repurchase Plan, which is the most recent information available to us as of the time at which the financial statements are issued. This brings up total shares repurchased since we began the 2019 stock repurchase program on March 11, 2019 to 508,712 shares at an aggregate cost of $3.4 million.

On April 2, 2019, we received proceeds of $24.7 million from the repayment of our first lien debt in Hart InterCivic, Inc at par.

On May 7, 2019, our board of directors declared a dividend of $0.21 per share payable on June 28, 2019 to stockholders of record at the close of business on June 14, 2019.

As a result of the stockholder approval at the June 2019 Annual Meeting of Stockholders of an amended and restated investment management agreement, we have accepted the Advisor’s proposal to pay the Advisor the lesser of the incentive fees that would be due and owing with respect to each such applicable quarter during the year ended December 31, 2020 under (1) the formula in place prior to January 1, 2018 and (2) the formula approved by the stockholders at the June 2019 annual stockholder meeting, for the 2020 Year. Therefore at the end of each quarter during the 2020 Year, we will calculate the incentive fee on net investment income owed by us to the Advisor based on each of these two formulas. If, at such applicable quarter end during the 2020 Year, the incentive fee for such quarter, as calculated based on the incentive fee calculation as set forth under the amended and restated investment management agreement, would be greater than the aggregate incentive fees for such quarter, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts. Such waived fees shall be irrevocable and shall not be subject to recoupment.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of March 31, 2019, 96.5% of the debt investments in our portfolio are floating rate loans, based upon fair market value. In the future, we expect other debt investments in our portfolio will have floating rates. These floating rate loans typically bear interest in reference to LIBOR, which are indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates subject to an interest rate floor. As of March 31, 2019 and December 31, 2018, the weighted average interest rate floor on our floating rate loans was 0.90% and 0.90%, respectively. Our Revolving Facility is also subject to floating interest rates.

Based on our March 31, 2019, Consolidated Statement of Assets and Liabilities, the following table shows the annual impact on net income of changes in interest rates, which assumes no changes in our investments and borrowings (in millions):

Change in Basis Points	Interest Income	Interest Expense	Net Income(1)
Up 300 basis points	$9.8	$3.5	$6.3
Up 200 basis points	$6.5	$2.3	$4.2
Up 100 basis points	$3.3	$1.2	$2.1
Down 300 basis points	$(5.4)	$(2.9)	$(2.5)
Down 200 basis points	$(5.1)	$(2.3)	$(2.8)
Down 100 basis points	$(3.3)	$(1.2)	$(2.1)

(1)

Excludes the impact of incentive fees based on pre-incentive fee net investment income. See Note 4—Related Party Transaction to our consolidated financial statements for the years ended March 31, 2019 and 2018 for more information on the incentive fee.

Although we believe that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments, including borrowings under our Revolving Facility, that could affect net increase in net assets resulting from operations, or net income.

In the future, we may use other standard hedging instruments such as futures, options and forward contacts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to our portfolio of investments.

From time to time, we may make investments that are denominated in a foreign currency. These investments are translated into U.S. dollars at each balance sheet date, exposing us to movements in foreign exchange rates. We have the ability to borrow in certain foreign currencies under our Revolving Credit Facility. Instead of entering into a foreign exchange forward contract in connection with loans or other investments we have made that are denominated in a foreign currency, we may borrow in that currency to establish a natural hedge against our loan or investment.

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of each fiscal year ended December 31, 2018, 2017, 2016, 2015, 2014, 2013, 2012, 2011 and 2010 and as of March 31, 2019. The report of our independent registered public accounting firm, PricewaterhouseCoopers LLP, on the senior securities table as of December 31, 2018, is attached as an exhibit to the registration statement of which this prospectus is a part. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Facility
Fiscal 2019 (as of March 31, 2019, unaudited)	$117,224	$4,379	$—	$	N/A
Fiscal 2018	$107,657	$4,750	$—	$	N/A
Fiscal 2017	$167,317	$3,696	$—		N/A
Fiscal 2016	$107,861	$6,284	$—		N/A
Fiscal 2015	$152,151	$5,012	$—		N/A
Fiscal 2014	$188,351	$4,186	$—		N/A
Fiscal 2013	$111,300	$5,905	$—		N/A
Fiscal 2012	$—	$—	$—		N/A
Fiscal 2011	$5,000	$54,523	$—		N/A
Fiscal 2010	$—	$—	$—		N/A

Term Loan Facility
Fiscal 2016	$75,000	$9,038	$—		N/A
Fiscal 2015	$106,500	$7,160	$—		N/A
Fiscal 2014	$106,500	$7,403	$—		N/A
Fiscal 2013	$93,000	$7,067	$—		N/A
Fiscal 2012	$50,000	$7,950	$—		N/A
Fiscal 2011	$—	$—	$—		N/A
Fiscal 2010	$—	$—	$—		N/A

2021 Notes
Fiscal 2017	$50,000	$12,367	$—		$12,115
Fiscal 2016	$50,000	$13,556	$—		$13,404
Fiscal 2015	$50,000	$15,251	$—		$15,032
Fiscal 2014	$50,000	$15,769	$—		$15,422

2022 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$60,000	$8,555	$—		$8,468
Fiscal 2018	$60,000	$8,523	$—		$8,372
Fiscal 2017	$60,000	$10,306	$—		$9,951
Fiscal 2016	$60,000	$11,297	$—		$11,158
Fiscal 2015	$35,000	$21,787	$—		$21,849

2023 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$51,607	$9,946	$—		$9,795
Fiscal 2018	$51,607	$9,910	$—		$9,894

Total Senior Securities
Fiscal 2019 (as of March 31, 2019, unaudited)	$228,831	$22,880	$—		$18,263
Fiscal 2018	$219,264	$23,183	$—		$18,266

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Fiscal 2017	$277,317	$26,369	$—	$22,066
Fiscal 2016	$292,861	$40,175	$—	$24,562
Fiscal 2015	$343,651	$49,210	$—	$36,881
Fiscal 2014	$344,851	$27,358	$—	$15,422
Fiscal 2013	$204,300	$12,972	$—	N/A
Fiscal 2012	$50,000	$7,950	$—	N/A
Fiscal 2011	$5,000	$54,523	$—	N/A
Fiscal 2010	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)

The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)

Average market price per unit for the Notes represents the average of the daily closing prices as reported on the NYSE during the period presented. Not applicable to the Revolving Facility and Term Loan because these are not registered for public trading.

PORTFOLIO COMPANIES

The following tables set forth certain information as of March 31, 2019 regarding each portfolio company in which we had a debt or equity investment. The general terms of our loans and other investments are described in “The Company.” We offer to make available significant managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies. Amounts are presented in thousands.

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments —108.39% of net asset value

1-800 Hansons, LLC
977 E 14 Mile Rd Troy, MI 48083	Consumer products and services	First lien secured debt	10.1% (LIBOR + 7.5%) (9.1% Cash + 1.0% PIK)	10/19/2017	10/19/2022		$3,755	$3,706	$3,531
		First lien secured debt(9)	10.1% (LIBOR + 7.5%) (9.1% Cash + 1.0% PIK)	10/19/2017	10/19/2022		116	112	109

								3,818	3,640

Alex Toys, LLC
251 Union Street Northvale, NJ 77042	Consumer Products and Services	Equity Investments(12)(13)(14)(19)		5/22/2015		0.72%	153.85	$1,000	$—
		Equity Investments(12)(13)(14)(18)		6/22/2016	6/12/2021	7.16%	121.18	$888	$—

								1,888	—

Allied Wireline Services, LLC
3200 Wilcrest Dr #170, Houston, TX 77042	Energy / utilities	First lien secured debt	12.0% (LIBOR + 9.5%)	2/28/2014	6/30/2020		$9,768	$9,768	$9,621
		Equity investments(12)(14)(19)		2/28/2014		0.54%	618,867.92	619	485
		Warrants(14\)		2/28/2014		0.44%	501,159.24	175	393

								10,562	10,499

Anexinet Corp.
4 Sentry Pkwy #300 Blue Bell, PA 19422	IT services	First lien secured debt	9.0% (LIBOR + 6.5%)	7/28/2017	7/28/2022		$16,304	$16,085	$15,896

								16,085	15,896

Certify, Inc.
20 York St., Suite 201 Portland, ME 04101	IT services	First lien secured debt	8.5% (LIBOR + 6.0%)	2/28/2019	2/28/2024		$1,544	$1,521	$1,521
		First lien secured debt(9)(10)	8.5% (LIBOR + 6.0%)	2/28/2019	2/28/2024		$—	$(2)	$—
		First lien secured debt(9)(10)	8.5% (LIBOR + 6.0%)	2/28/2019	2/28/2024		$—	$(1)	$—
		Equity(19)		2/28/2019		0.02%	8,409	$174	$175

								1,692	1,696

Dimont Acquisition Holdings, LLC
18451 N. Dallas Parkway Dallas, TX 75287	Financial services	Equity investments(19)		3/14/2016		3.13%	312.51	$129	$—

								129	—

EBS Intermediate LLC
436 North Bedford Drive, Suite 304 Beverly Hills, CA 90210	Consumer products and services	First lien secured debt(28)	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023		$7,953	$7,827	$7,874

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
		First lien secured debt(9)(10)(28)	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023		$—	$(26)	$—

								7,801	7,874

Evergreen Services Group, LLC
1 California St., Suite 2900 San Francisco, CA 94111	IT services	First lien secured debt	8.5% (LIBOR + 6.0%)	11/13/2018	6/6/2023		$9,476	9,389	9,382

								9,389	9,382

Fairstone Financial Inc.
630 Rene-Levesque West, Suite 1400 Montreal, QC H3B 4Z9	Financial services	First lien secured debt(7)(22)	9.0% (CDOR + 7.0%)	3/31/2017	3/31/2023		$14,971	$15,001	$14,896

								15,001	14,896

Freeport Financial SBIC Fund LP
300 North LaSalle, Suite 5300 Chicago, IL 60654	Financial services	Investments in funds(15)(23)		6/14/2013		4.89%		$2,957	$3,060

								2,957	3,060

Gener8, LLC
500 Mercury Drive Sunnyvale CA 94085	Business services	First lien secured debt	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023		$5,970	$5,891	$5,970
		First lien secured debt(9)	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023		$200	$180	$200

								6,071	6,170

Gryphon Partners 3.5, L.P.
One Market Plaza, Steuart Tower, 24th Fl, San Francisco, CA, 94105	Financial services	Investments in funds(15)(23)		11/20/2012		0.42%		$417	$512

								417	512

Hart InterCivic, Inc.
15500 Wells Port Drive, Austin, TX 78728	IT services	First lien secured debt	13.3% (LIBOR + 10.5%)	3/31/2016	6/28/2019		$24,717	$24,717	$24,717

								24,717	24,717

HealthDrive Corporation
888 Worcester Street, Wellesley, MA 02482	Healthcare	First lien secured debt	8.3% (LIBOR + 5.8%)	12/21/2018	12/21/2023		$9,975	$9,881	$9,875
		First lien secured debt(9)	8.3% (LIBOR + 5.8%)	12/21/2018	12/21/2023		704	688	704

								10,569	10,579

Holland Intermediate Acquisition Corp.
309 West 7th Street, Suite 300 Fort Worth, TX 76102	Energy / utilities	First lien secured debt	11.6% (LIBOR + 9.0%)	5/29/2013	5/29/2020		$21,323	$21,323	$19,191
		First lien secured debt(9)	11.6% (LIBOR + 9.0%)	5/29/2013	5/29/2020		—	—	—

								21,323	19,191

Igloo Products Corp.
777 Igloo Road Katy, TX 77494	Consumer products and services	First lien secured debt	13.1% (LIBOR+ 10.3%)	3/28/2014	3/28/2020		$24,636	$24,532	$23,651
		Equity investments(19)		4/30/2014		0.66%	1,902.04	1,716	449

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
								26,248	24,100
IRC Opco LLC
401 N. Michigan Avenue, Suite 1200 Chicago, IL 60611	Healthcare	First lien secured debt	8.0% (LIBOR+ 5.5%)	1/4/2019	1/4/2024		$5,441	$5,391	$5,386
		First lien secured debt(9)(10)		1/4/2019	1/4/2024		—	(8)	—

								5,383	5,386

It’s Just Lunch International LLC
75430 Gerald Ford Drive, Suite 124 Palm Desert, CA 92211	Media, entertainment and leisure	First lien secured debt	11.0% (LIBOR + 8.5%)	7/28/2016	7/28/2021		$5,500	$5,448	$5,500

								5,448	5,500

LAI International, Inc.
708 W. 22nd Street Tempe, AZ 85282	Industrials and manufacturing	First lien secured debt(20)	10.2% (LIBOR + 7.7%)	10/22/2014	10/22/2019		$22,193	$21,464	$6,864
		First lien secured debt(20)	10.2% (LIBOR + 7.7%)	10/22/2014	10/22/2019		4,553	4,396	1,408
		First lien secured debt(20)	10.2% (LIBOR + 7.7%)	4/24/2017	10/22/2019		4,052	3,900	1,253
		First lien secured debt	10.2% (LIBOR + 10.0% PIK)	10/12/2018	10/22/2019		4,190	4,190	4,190
		First lien secured debt	10.2% (LIBOR + 10.0% PIK)	2/15/2019	4/30/2021		10,124	10,124	10,124

								44,074	23,839

Martex Fiber Southern Corp.
325 Chestnut Street, Suite 725 Philadelphia, PA 19106	Industrials and manufacturing	Subordinated debt	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2019		$9,468	$9,468	$6,628

								9,468	6,628

Matilda Jane Holdings, Inc.
4031 Merchant Road Fort Wayne, IN 46818	Consumer products and services	First lien secured debt	11.0% (LIBOR + 8.5%)	4/28/2017	4/28/2022		$11,408	$11,248	$11,294
		Equity investments(13)(18)		4/28/2017		0.99%	488,896.00	489	272

								11,737	11,566

Merchants Capital Access, LLC
525 Broadhollow Rd #200, Melville, NY 11747	Financial services	Second lien debt(15)	13.1% (LIBOR + 10.5%)	4/20/2015	4/20/2021		$12,000	$11,916	$12,000

								11,916	12,000

MeriCal, LLC
2995 East Miraloma Avenue Anaheim, CA 92806	Consumer products and services	First lien secured debt	8.4% (LIBOR+ 5.8%)	11/16/2018	11/16/2021		$7,547	$7,547	$7,547
		Equity investments(12)(13)(18)		9/30/2016		0.75%	520.77	505	531
		Equity investments(12)(13)(19)		9/30/2016		0.66%	5,334.10	10	—

								8,062	8,078

MB Medical Operations LLC
1256 Main Street, Suite 256 Southlake, TX 76092	Healthcare	Second lien debt	11.5% (LIBOR + 9.0%)	12/7/2016	6/7/2022		$9,023	$8,918	$8,121

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
								8,918	8,121
NCP Investor Inc
631 24 1/2 Road, Suite C Grand Junction, CO 81505	Healthcare	First lien secured debt	8.3% (LIBOR + 5.5%)	10/19/2018	10/19/2023		$7,233	$7,134	$7,143
	Healthcare	First lien secured debt(9)(10)	8.3% (LIBOR + 5.5%)	10/19/2018	10/19/2023		$—	$(14)	$—

								7,120	7,143

New Host Holdings, LLC
100 N Riverside, Suite 800 Chicago, IL 60606	IT services	Equity investments(19)		12/27/2013		2.36%	20,000	$200	$—
		Equity investments(18)		12/27/2013	12/13/2020	3.55%	1,800	1,800	196

								2,000	196

Sciens Building Solutions, LLC
5925 Stoneridge Dr Pleasanton, CA 94588	Business services	First lien secured debt	8.4% (LIBOR + 5.8%)	2/2/2017	2/2/2022		$9,379	$9,278	$9,332
		First lien secured debt(9)	8.4% (LIBOR + 5.8%)	2/2/2017	2/2/2022		663	643	663
		Equity investments(12)(18)		7/12/2017		0.50%	170.39	186	232

								10,107	10,227

smarTours, LLC
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	First lien secured debt	9.4% (LIBOR + 6.8%)	10/31/2017	10/31/2022		$5,794	$5,710	$5,794
		First lien secured debt(9)(10)	9.4% (LIBOR + 6.8%)	10/31/2017	10/31/2022		—	(11)	—

								5,699	5,794

SPST Holdings(29)
545 8th Ave Suite 2250 New York, NY 10018	Consumer products and services	Equity(12)(14)(19)		10/31/2017		0.66%	2,158.27	$216	$228

								216	228

SolutionReach, Inc.
2600 N. Ashton Blvd. Lehi, UT 84043	IT services	First lien secured debt	8.2% (LIBOR + 5.8%)	1/17/2019	1/17/2024		$6,667	$6,539	$6,533
		First lien secured debt(9)(10)	8.2% (LIBOR + 5.8%)	1/17/2019	1/17/2024		—	(18)	—

								6,521	6,533

Specialty Brands Holdings, LLC
1400 Old Country Rd, Westbury, NY 11590	Restaurants	Equity(18)		6/29/2018		0.50%	57.63	$—	$—
		Equity(19)		6/29/2018		1.00%	1,232.27	—	—

								—	—

SRS Acquiom Holdings LLC
950 17th Street Suite 1400 Denver, CO 80202	Financial services	First lien secured debt	8.5% (LIBOR + 6.0%)	11/8/2018	11/8/2024		$4,988	$4,941	$4,988
		First lien secured debt(10)(27)	8.5% (LIBOR + 6.0%)	11/8/2018	11/8/2023		—	(4)	—

								4,937	4,988
Urology Management Associates, LLC

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
1000 Corporate Blvd. Linthicum, MD 21090	Healthcare	First lien secured debt	7.5% (LIBOR+ 5.0%)	8/31/2018	8/31/2024		$5,059	$4,979	$4,972
		Equity investments(19)		8/31/2018		0.58%	769.23	769	925

								5,748	5,897

Virtus Pharmaceuticals, LLC
2649 Causeway Center Drive Tampa, FL 33619	Healthcare	First lien secured debt	12.2% (8)	7/17/2014	7/17/2019		$24,013	$23,972	$23,893
		Equity investments(12)(14)(19)		3/31/2015		0.61%	8,275.48	127	—
		Equity investments(12)(14)(18)		3/31/2015		0.98%	231.82	244	217
		Equity investments(12)(14)(18)		3/31/2015		0.73%	589.76	590	—

								24,933	24,110
Wheels Up Partners, LLC
220 West 42nd St., 16th Floor New York, NY 10036	Transportation	Equity investments (12)(14)(19)		1/31/2014		0.47%	1,000,000	$1,000	$3,124

								1,000	3,124

Whitney, Bradley & Brown, Inc.
11790 Sunrise Valley Dr #5 Reston, VA 20191	Business services	First lien secured debt	11.5% (LIBOR + 9.0%)	10/18/2017	10/18/2022		$2,444	$2,409	$2,468

								2,409	2,468

Women’s Health USA
22 Waterville Road Avon, CT 06001	Healthcare	First lien secured debt	8.2% (LIBOR + 5.8%)	10/9/2018	10/9/2023		$7,921	$7,900	$7,881
		First lien secured debt(9)(10)	8.2% (LIBOR + 5.8%)	10/9/2018	10/9/2023		—	(17)	—
		First lien secured debt(9)	8.2% (LIBOR + 5.8%)	10/9/2018	10/9/2023		$—	$—	$—

								7,883	7,881
Total non-controlled/non-affiliated investments

—108.39% of net asset value								$342,246	$311,919

Controlled investments
—60.00% of net asset value

C&K Market, Inc.
615 5th Street, Brookings, OR 97415	Retail & grocery	Equity investments(16)(19)		11/3/2010		31.97%	1,992,365	$2,271	$5,004
		Equity investments(16)(18)		11/3/2010	7/1/2024	31.97%	1,992,365	10,956	9,962

								13,227	14,966

Copperweld Bimetallics LLC
254 Cotton Mill Rd, Fayetteville, TN 37334	Industrials and manufacturing	Second lien debt (16)	12.0%	10/5/2016	10/5/2021		$5,415	$5,415	$5,415
		Equity investments(16)(18)(24)		10/5/2016		67.69%	676.93	3,501	4,038
		Equity investments(16)(19)		10/5/2016	10/5/2021	60.92%	609,230	8,950	21,394

								17,866	30,847
Loadmaster Derrick & Equipment, Inc.

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
1084 S Cruse Ave, Broussard, LA 70518	Energy / utilities	First lien secured debt(16)(20)	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020		$8,315	$7,307	$1,247
		First lien secured debt(16)(20)	13.7% (LIBOR+ 12.0% PIK)	7/1/2016	12/31/2020		1,885	1,053	—
		First lien secured debt(16)(20)	12.9% (LIBOR + 10.3%)	1/17/2017	12/31/2020		6,057	5,465	6,057
		Equity investments(16)(18)		7/1/2016		81.93%	12,130.51	1,114	—
		Equity investments(16)(19)		12/21/2016		99.00%	2,955.60	—	—

								14,939	7,304

OEM Group, LLC
2120 W Guadalupe Road, Gilbert, AZ 85233”	Industrials and manufacturing	First lien secured debt(16)	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022		$19,278	$19,278	$19,278
		First lien secured debt(16)	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022		9,204	9,204	9,204
		First lien secured debt(16)	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	6/26/2018	6/30/2022		7,989	7,846	7,989
		Equity investments(12)(13)(16)(21)		3/16/2016		75.00%	10,000	8,890	1,674

								45,218	38,145

THL Credit Logan JV LLC
100 Federal Street, 31st Floor Boston, MA 02110	Investment funds and vehicles	Investments in Logan JV(12)(15)(16)(17)(19)(23)		12/3/2014				$89,089	$81,397

								89,089	81,397
Total controlled investments

—60.00% of net asset value								$180,339	$172,659

Non-controlled/affiliated investments
—4.51% of net asset value

Charming Charlie, LLC. 5999 Savoy Dr. Houston, TX 77036-3307	Retail & grocery	First lien secured debt(20)(25)	12.5% (LIBOR + 10%) (7.5% Cash + 5.0% PIK)	4/24/2018	4/24/2023		12,080	11,064	6,167
		First lien secured debt(20)(25)	12.5% (LIBOR + 10%) (3.5% Cash + 9.0% PIK)	4/24/2018	4/24/2023		14,790	13,555	6,146
		First lien secured debt(25)(26)		4/24/2018	5/15/2019		—	—	—
		First lien secured debt(25)(26)		3/1/2019	5/15/2019		—	—	—
		First lien secured debt(26)	20.0%	9/27/2018	5/15/2019		671	671	671
		Equity investments(19)		4/24/2018		38.50%	128,307,716	—	—

Portfolio company(1)(2)(3)	Industry	Type of Investment	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
								25,290	12,984
THL Credit Greenway Fund LLC
100 Federal Street, 31st Floor	Investment funds and vehicles			1/27/2011				$—	$—

Boston, MA 02110								—	—
THL Credit Greenway Fund II LLC
100 Federal Street, 31st Floor	Investment funds and vehicles	Investments in funds(12)(15)(19)(23)		3/1/2013				$2	$2

Boston, MA 02110”								$2	$2
Total non-controlled/affiliated investments

—4.51% of net asset value								$25,292	$12,986

Total investments—172.89% of net asset value								$547,877	$497,564

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments except for Sciens Building Solutions, LLC preferred equity are pledged as collateral under the Revolving Facility (as debriefed in Note 7 hereto).
(3)

As of March 31, 2019, 21.8% and 22.5% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of March 31, 2019. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of March 31, 2019, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.49%, 2.56%, 2.60% and 2.66%, respectively. As of March 31, 2019, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.98%, 2.00%, 2.02% and 2.09%, respectively.

(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to quantitative information about Level 3 fair value measurements table in the Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(15)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(16)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended March 31, 2019 in which the issuer was a portfolio company that the Company is deemed to control.
(17)

On December 3, 2014, the Company entered into an agreement with Perspecta (as debriefed in Note 3 hereto) to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(18)	Preferred stock.
(19)	Common stock and member interest.
(20)	Loan was on non-accrual as of March 31, 2019.
(21)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of March 31, 2019.
(22)	Canadian denominated investment with a par and fair market value of Canadian Dollars (CAD) $20,000 and CAD $19,900, respectively.
(23)	Investment is measured at fair value using net asset value.
(24)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(25)

In January 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP (as defined in Note 2), the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,601 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility (see tickmark 26 for further description), which was subsequently reduced to $8,275 with $671 funded into a first lien term loan. As part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125, which was offset by a corresponding change in unrealized depreciation in the same amount.

(26)

In conjunction with the emergence from bankruptcy on April 24, 2018, a $20,000 vendor financing facility was established and will backstop the payment of vendor purchase order invoices not paid by the company but submitted under the program by participating vendors. Charming Charlie LLC pays a 2.5% fee on unfunded commitments, a percentage fee on each applicable purchase order and, if drawn, an interest rate on any invoices paid by the facility. All terms, including but not limited to interest rate, vendor credit terms and applicable percentage fees, are negotiated on a vendor-by-vendor basis. As of March 31, 2019 the Company had a commitment of $8,275 across two tranches with no funded commitments or unpaid invoices submitted under the vendor financing facility. In 2018, the Company converted $671 of unfunded vendor financing commitments into a first lien term loan which was subsequently funded.

(27)	Issuer pays 0.38% unfunded commitment fee on revolving loan facility.
(28)	Investment previously known as Rollins Enterprises LLC.
(29)	Equity portion of the SmarTours investment.

Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5.0% of total assets:

THL Credit Logan JV LLC

As of March 31, 2019, we hold a controlling equity investment in THL Credit Logan JV LLC, or Logan JV, with an aggregate fair value of $81.4 million. Logan JV is a joint venture with Perspecta Trust LLC, or Perspecta, which invests primarily in senior secured first lien term loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—

Portfolio Composition and Investment Activity—THL Credit Logan JV LLC” and the audited financial statements of the Logan JV included elsewhere in this prospectus for more information.

OEM Group, LLC

As of March 31, 2019, we hold debt and equity investments in OEM Group, LLC and affiliated entities, or OEM, with an aggregate fair value of $38.1 million. Our investments in OEM consist of a senior secured first lien term loan, a revolving senior secured loan, which are set to mature on June 30, 2022, and a controlling common equity. OEM is a provider of capital equipment solutions to semiconductor fabrication plants and producers of emerging electronics around the world. See the audited financial statements of OEM included elsewhere in this prospectus for more information.

Copperweld Bimetallics, LLC

As of March 31, 2019, we hold debt and equity investments in Copperweld Bimetallics, LLC, or Copperweld, with an aggregate fair value of $30.8 million. Our investments in Copperweld consists of a senior secured first lien term loan, which is set to mature on October 5, 2021, preferred equity, and a controlling common equity. Copperweld manufactures bimetallic wires for transportation, construction, telecom, rail, electrical utility, auto, and other applications globally. See the audited financial statements of Copperweld included elsewhere in this prospectus for more information.

THE COMPANY

General

We are an externally managed, non-diversified closed-end management investment company incorporated in Delaware on May 26, 2009, that has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code. Our investment activities are managed by THL Credit Advisors LLC, or THL Credit Advisors, and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “-Business Development Company Regulation” for discussion of BDC regulation and other regulatory considerations. We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended, or the Advisers Act.

Our investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies. We are a direct lender to middle market companies and invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien secured loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and subordinated loans and our unitranche loans will expose us to the risks associated with second lien and/or subordinated loans to the extent we invest in the “last-out” tranche or subordinated tranche (or piece) of the unitranche loan. We also may provide advisory services to managed funds.

We intend to co-invest, subject to the conditions included in the exemptive order we received from the SEC, with certain of our affiliates. See “-Material Conflicts of Interests” below. We believe that such co-investments may afford us additional investment opportunities and an ability to achieve greater diversification.

We define middle market companies to mean both public and privately-held companies with annual earnings before interest, taxes, depreciation and amortization, or EBITDA, generally between $5 million and $25 million. We expect to generate returns primarily through a combination of contractual interest payments on debt investments, equity appreciation, origination and similar fees. We can offer no assurances that we will achieve our investment objective.

Since April 2010, after we completed our initial public offering and commenced principal operations, through March 31, 2019, we have been responsible for making, on behalf of ourselves, managed funds and separately managed account, over $2.1 billion in aggregate commitments to 108 separate portfolio companies through a combination of both initial and follow-on investments. Since April 2010 through March 31, 2019, we, along with our managed funds and separately managed accounts, have received $1.6 billion of proceeds from the realization of investments. We have received $1.3 billion of proceeds from the realization of our investments. As of March 31, 2019, our managed funds, THL Credit Greenway, LLC, or Greenway, and THL Credit Greenway II, LLC and its separately managed account, collectively Greenway II, have received $189.4 million, or 126.2% of committed capital, and $172.0 million, or 92.0% of the committed capital, respectively.

As a BDC, we must not acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Qualifying assets include investments in “eligible portfolio companies.” Under the relevant U.S. Securities and Exchange Commission, or SEC, rules the term “eligible portfolio company” includes all private companies, companies whose securities are not listed on a national securities exchange, and certain public companies that have listed their securities on a national securities exchange and have a market capitalization of less than $250 million, in each case organized in the United States.

We are also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

We are permitted to borrow money from time to time within the levels permitted by the 1940 Act (which generally allows us to incur leverage equal to up to one half of our total assets). We have used, and expect to continue to use, our credit facilities and other borrowings, along with proceeds from the rotation of our portfolio and proceeds from public and private securities to finance our investment objectives. See “-Business Development Company Regulations” for discussion of BDC regulation and other regulatory considerations.

Organizational Overview

The Company was organized as a Delaware corporation on May 26, 2009 and initially funded on July 23, 2009. We commenced principal operations on April 21, 2010. The Company has formed substantially owned subsidiaries which serve as tax blockers that hold equity or equity-like investments in portfolio companies organized as limited liability companies or other forms of pass-through entities. The Company also has formed substantially owned subsidiaries which serve as the administrative agents on certain investment transactions, including THL Corporate Finance, Inc.

(1)

THL Credit Advisors LLC is owned and controlled by certain employees of THL Credit Advisors and THL Credit SLS Senior Loan Strategies LLC, or SLS, and a partnership consisting of certain of the partners of THL Partners (defined below).

(2)	SLS is a wholly-owned subsidiary of THL Credit Advisors that focuses principally in investing in broadly syndicated senior loans.
(3)

Greenway I is an investment fund with $150 million of capital committed by affiliates of a single institutional investor, together with a nominal amount committed by the Company, all of which has been paid in and invested by Greenway I, which is managed by us.

(4)

Greenway II is an investment fund and, together with a related vehicle, has $187.0 million of capital committed by third party investors, all of which has been paid in and invested by Greenway II, together with a nominal amount committed by the Company, which is managed by us.

(5)

Logan JV is a joint venture entered into between the Company and Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, which invests primarily in senior secured first lien term loans. Logan JV has $250 million of capital commitments, of which the Company committed $200 million and Perspecta committed $50 million.

(6)

THL Credit Strategic Funding LLC is a wholly owned subsidiary of THL Credit Advisors that focuses principally on investing in directly originated middle market loans that may require seasoning for other managed funds or accounts.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. We pay THL Credit Advisors a management fee as a percentage of our gross assets and may pay incentive fees as a percentage of our ordinary income and capital gains.

THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. THL Credit Advisors is an alternative credit investment manager for both direct lending and tradable credit investments through public and private vehicles, commingled funds including collateralized loan obligations, and separately managed accounts. THL Credit Advisors and its credit-focused affiliates managed assets of $16.6 billion as of March 31, 2019 across its two primary investment strategies: Direct Lending and Tradable Credit.

THL Credit Advisors benefits from a scaled and integrated business that draws on a diverse resource base and the credit and industry expertise of the entire platform. Fundamental credit analysis, rigorous and disciplined underwriting, well-structured investments and ongoing monitoring are the hallmarks of its credit culture.

THL Credit Advisors’ Direct Lending strategy invests primarily in secured loans consisting of first lien senior secured, including unitranche investments, and, to a lesser extent, second lien facilities. In certain instances, THL Credit Advisors’ Direct Lending strategy also makes subordinated debt investments and equity investments such as warrants, preferred stock or other similar securities.

THL Credit Advisors’ Tradable Credit strategy manages investments in secured bank loans, structured credit and high-yield securities through CLOs, separate accounts, sub-advisory and various fund formats, including private funds, certain CLOs and as advisor to THL Credit Senior Loan Fund (NYSE: TSLF) (“TSLF”), a nondiversified, closed-end management investment company. The Advisor may serve as investment advisor to additional private funds, registered closed-end funds and CLOs in the future.

THL Credit Advisors is headquartered in Boston, with additional origination teams in Chicago, Dallas, Los Angeles and New York, allowing it to be close to its portfolio companies as well as its origination and syndication sources. Over the years, THL Credit Advisors has developed deep and diverse national relationships that it leverages to maximize investment opportunities across its strategies.

THL Credit Advisor’s Direct Lending investment committee, which serves as our investment committee, is comprised of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu (the “Investment Committee Members”).

THL Credit Advisors has received an exemptive order from the SEC permitting it to negotiate, subject to the conditions of the order, co-investments among us and certain of its other investment advisory clients. See “Material Conflicts of Interests” below.

THL Credit Advisors also serves as our Administrator and leases office space to us and provides us with equipment and office services. The tasks of the Administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

Relationship with Thomas H. Lee Partners, L.P. (“THL Partners”)

The Advisor is owned in part by a partnership consisting of certain of the partners of THL Partners. THL Partners is one of the world’s oldest and most experienced private equity firms. Since its founding in 1974, the firm has raised over $25 billion of equity capital and invested in more than 140 portfolio companies with an aggregate value of over $200 billion. THL Partners invests in growth-oriented businesses, headquartered primarily in North America, across three sectors: Business & Financial Services, Consumer & Healthcare, and Media, Information Services and Technology. The firm partners with portfolio company management to identify and implement operational and strategic improvements to accelerate sustainable revenue and profit growth. THL Partners strives to build companies of lasting value and generate superior investment returns. We believe we benefit from THL Credit Advisors’ relationship with THL Partners. THL Credit Advisors has access to the industry knowledge of THL Partners’ investment team to consult with the THL Partners team on specific industry issues, trends and other complementary matters.

Investment Approach

Our investment approach consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes value. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

The elements of our sourcing efforts will include: (i) determining the market in which we intend to participate; (ii) identifying the opportunities within that market; (iii) having a clear strategy; (iv) knowing the competition; and (v) distinguishing our competitive advantages.

Determining the Market

We invest primarily in debt securities of sponsored issuers based in the middle market mainly in the United States. Our debt investments are composed of directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also may make second lien loans and subordinated or mezzanine debt investments, which may include an associated equity component such as warrants, preferred stock and other similar securities, and direct equity co-investments. Our first lien senior secured loans may be structured as traditional first lien senior secured loans or as unitranche loans. Unitranche structures may combine characteristics of traditional first lien senior secured as well as second lien and/or subordinated loans and our unitranche loans will expose us to the risks associated with second lien and subordinated loans to the extent we invest in the “last-out” tranche. We also may provide advisory services to managed funds.

Market opportunity

We believe the environment for investing in middle market companies is attractive for several reasons, including:

Improved company fundamentals creating favorable lending trends. We believe that middle market companies are experiencing improved fundamentals driven by a stabilized economy and an increase in confidence. Middle market companies have recently displayed improvements in operating performance, resulting in stronger credit quality. Default levels remain relatively low, and volatility in the broader capital markets has eased, resulting in more middle market companies seeking growth capital at attractive lender credit metrics.

Meaningful availability of investable capital at private equity firms. Recent private equity data shows approximately $1.2 trillion of cash reserves that private equity fund managers are actively looking to allocate to transactions involving new or existing portfolio companies.6 Private equity funds will often prefer to support these transactions with debt securities, including first lien and second lien loans from sources such as us.

[6]	Source: Preqin Private Capital Fundraising Update, Q4 2018

Consolidation among commercial banks has reduced their focus on middle market business. We believe that many bank lenders have de-emphasized their service and product offerings to middle market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. Further, many financial institutions and traditional lenders are faced with constrained balance sheets and are requiring existing issuers to reduce leverage. As a result, it allows us a greater opportunity to originate proprietary investment opportunities; a situation that we believe the Investment Professionals are equipped to capitalize upon as a result of their extensive experience.

Increased lending regulation has limited the ability of traditional lenders to provide capital to middle market companies. Heightened scrutiny of large bank institutions by regulatory bodies has prompted lending guidelines that have sought to limit leverage, deter banks from lengthening payment timelines and restrict banks from holding certain CLO securities. In response, banks have been participating less in the middle market lending arena, opening up opportunities for alternative lenders such as us. In addition to new lending activity, as companies look to refinance existing loans that do not abide by the current guidelines, the market opportunity should continue to expand.

Middle market companies are increasingly seeking lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. Middle market companies continue to seek lenders with long-term capital to provide flexible solutions for their debt and equity financing needs. We believe that many middle market companies prefer to execute transactions with private capital providers such as us, rather than execute high-yield bond or equity transactions in the public markets, which may necessitate increased financial and regulatory compliance and reporting obligations. Further, we believe many middle market companies are inclined to seek capital from a small number of skilled, reliable and predictable providers with access to permanent capital that can satisfy their specific needs and serve as value-added financial partners with an understanding of, and longer-term view oriented towards the growth of their businesses. We aim to develop a constructive partnership with its portfolio companies to help them navigate economic cycles and operational issues which will arise.

The large yet fragmented middle market may offer lenders more attractive economic terms compared to the more efficient, syndicated markets. Investing in debt securities in the middle market may offer more favorable returns relative to their investment risk, when compared to investments in public high yield or syndicated bank loan securities. Furthermore, private equity sponsors focused on the middle market seek lenders with domain expertise and certainty of closing rather than running a fully efficient arranger process. Directly originated investments in the middle market may, in our experience, permit higher yields on investments and may also benefit from other more favorable terms relative to the broadly syndicated market, including lower leverage, tighter covenant packages, stronger call protection, and greater control of a work-out process in the case of a default.

Investment strategy

We believe a strategy focused primarily on debt securities in middle market companies has a number of compelling attributes. First, the market for these instruments is relatively inefficient, allowing an experienced investor an opportunity to produce high risk-adjusted returns. Second, downside risk can be managed through an extensive credit-oriented underwriting process, creative structuring techniques and intensive portfolio monitoring. We believe private debt investments generally require the highest level of credit and legal due diligence among debt or credit asset classes. Lastly, compared with equity investments, returns on debt investments tend to be less volatile given the substantial current return component and seniority in the capital structure relative to equity. Though it is not part of our investment strategy, we currently have, and may acquire in the future, control investments in portfolio companies. See “Risk Factors—Our equity ownership in a portfolio company may represent a control investment. Our ability to exit a control investment may be limited”.

We will consider opportunities within all industries and do not have fixed guidelines for industry concentration. As of March 31, 2019, our portfolio investments spanned several industries and the largest industries represented and the percentage of our investment portfolio at fair value were as follows: (i) industrials and manufacturing at 19.97%; (ii) healthcare at 13.89%; (iii) consumer products and services at 12.32%; (iv) IT services at 11.74%; and (v) energy / utilities at 7.44%.

Competition

Our primary competitors to providing financing to middle market companies will include other BDCs, public and private funds, commercial and investment banks, CLO funds, commercial finance companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Some of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions in Investment Company Act imposes on us as a BDC.

Competitive advantages

We believe that we possess the following competitive advantages over many other capital providers to middle market companies:

Experienced management team. As stated above, the Investment Committee Members are experienced and many have worked together extensively and together with their past investment experiences have invested through multiple business and credit cycles in a variety of credit products with the objective of generating attractive, long-term, risk-adjusted returns. Each of the Investment Committee Members brings a unique investment perspective and skill-set by virtue of their complementary collective experiences as both debt and equity investors.

Proactive Sourcing Platform. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, Los Angeles and New York, the Investment Committee Members have a deep and diverse relationship network in the debt capital and private equity markets. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Significant institutional expertise and brand recognition gained from investing approximately $2.1 billion in 108 companies between June 2009 and March 31, 2019, across our direct lending credit strategy. We have developed the institutional knowledge and operational infrastructure required to successfully achieve our investment objectives. We benefit from proprietary deal flow from strong relationships with sponsors cultivated over eight years of doing business in the middle market. Our comprehensive underwriting methodology and monitoring processes have been implemented across all five regional offices. Additionally, the Investment Committee Members are supported by an experienced operational and administrative team.

Relationship with THL Partners. We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This also provides us with the opportunity to consult with investment team from THL Partners on specific industry issues, trends and other complementary matters.

Investments teams with a regional focus set up in Industry Verticals. We take a proactive, hands-on, and creative approach to investment sourcing. Our disciplined origination process includes proprietary tools and resources and employs a national platform with a regional focus. With offices in Boston, Chicago, Dallas, New York and Los Angeles, we have a deep and diverse relationship network. Given our five-office footprint, we are closer to smaller, regional sponsors and have cultivated deep relationships with these private equity firms. In many cases, regional sponsors prefer to partner with local lenders. Once an investment opportunity is sourced by one of our fives offices, the opportunity is transitioned to a lead underwriter while the individual who originated the opportunity remains closely involved in a relationship management capacity. We cover three primary industry verticals: Business & Financial Services (New York), Consumer & Healthcare (Boston, Dallas, Chicago and Los Angeles) and Information Services & Media (Los Angeles). Given our emphasis on three primary industry verticals, we have a strong preference for industry or sector-focused funds and/or sponsors who specialize in only several sectors as opposed to generalist private equity firms. Many middle market sponsors do not staff an internal capital markets resource (i.e., one who maintains a database and network of debt financing partners/arrangers); as such, a sponsor’s deal team leader without this resource is directly responsible for arranging debt financing as part of his/her deal process on a case-by-case basis. Middle market sponsors with this profile appreciate the value proposition of partnering with a trusted, local relationship and respected lender with deep domain expertise.

Selecting

Selecting investments to pursue requires us to have an employable investment philosophy, know our key metrics, have a process to consistently measure those metrics, and implement a repeatable underwriting process that enables our investment committee to make well-reasoned decisions.

Investment Philosophy

Our investment philosophy focuses on capital preservation, relative value, and establishing close relationships with portfolio companies. It is our expectation that this multifaceted focus should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Capital Preservation. We believe that the key to capital preservation is comprehensive and fundamental credit analysis. We take a long term view of our investments and portfolio with the perspective that most of our investments may need to endure through economic cycles. We refrain from market timing and generally do not enter into investments with the sole intention of realizing short term gains based on changes in market prices. However, we will not hesitate to sell an investment if we believe that it is deteriorating in value and that more recovery will be obtained by selling rather than holding the investment.

Relative Value. Relative value is an essential part of every investment decision. Relative value is determined in a variety of ways including comparisons to other opportunities available in the same asset class and with portfolio companies in the same or similar industries. Relative value is also analyzed across asset classes (senior vs. subordinate, secured vs. unsecured, debt vs. equity) to ensure that the return of a potential investment is appropriate relative to its position in the capital structure.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing yield relative to risk. Upon identifying a potential opportunity, we perform an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Value orientation/positive cash flow. Our investment philosophy places a premium on fundamental credit analysis and has a distinct value orientation. We will generally focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Although we obtain liens on collateral when appropriate and available, we are primarily focused on the predictability of future cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

Seasoned management with significant equity ownership. Strong, committed management teams are important to the success of an investment and we focus on companies where strong management teams are either already in place or where new management teams have been identified. Additionally, we generally require the portfolio companies to have in place compensation provisions that appropriately incentivize management to succeed and to act in our interests as investors.

Strong competitive position. We seek to invest in companies that have developed competitive advantages and defensible market positions within their respective markets, provide a needed product or service and are well positioned to capitalize on growth opportunities.

Exit strategy. We seek companies that we believe will generate consistent cash flow to repay our loans and reinvest in their respective businesses. We expect such internally generated cash flow in portfolio companies to be a key means by which we exit from our investments over time. In addition, we invest in companies whose business models and expected future cash flows offer attractive exit possibilities for the equity component of our returns. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Due Diligence and Investment Process

We employ a rigorous and disciplined underwriting and due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects. In addition to our own analysis, we frequently use the service of third parties (either those of the sponsor, if applicable, or those which we retain) for quality of earnings reports, environmental diligence, legal reviews, industry and customer surveys, and background checks. We conduct thorough reference and background checks on senior management for all investments, including, but not limited to reference calls to several constituencies including senior management of past employers, business associates, customers, industry experts, such as equity research analysts and, when appropriate, competitors. All of our underwriting teams operate from our Chicago office, which results in greater collaboration and centralization of the overall underwriting process.

We seek portfolio companies that have proven management teams that have a vested interest in the company in the form of a meaningful level of equity ownership, that generate stable and predictable cash flow, and whose market position is defensible. We invest in companies with the expectation that we will own the investment through a complete business cycle, and possibly a recession, and we determine the appropriate amount of debt for the company accordingly. In addition, we view a sale of the company which might result in a refinancing of our investment as a possibility but not an expectation. Our intention is to craft strong and lender-friendly credit agreements with covenants, events of default, remedies and inter-creditor agreements being an integral part of our legal documents.

Our due diligence typically includes the following elements (although not all elements necessarily form part of every due diligence project):

Portfolio Company Characteristics: key levers of the business including a focus on drivers of cash flow and growth; revenue visibility; customer and supplier concentrations; historical revenue and margin trends; fixed versus variable costs; free cash flow analysis; portfolio company performance in view of industry performance; and sensitivity analysis around various future performance scenarios (with a focus on downside scenario analysis);

Industry Analysis: including the portfolio company’s position within the context of the general economic environment and relevant industry cycles; industry size and growth rates; competitive landscape; barriers to entry and potential new entrants; product position and defensibility of market share; technological, regulatory and similar threats; and pricing power and cost considerations;

Management: including the quality, breadth and depth of the portfolio company’s management; track record and prior experience; background checks; reputation; compensation and equity incentives; corporate overhead; motivation; and interviews with management, employees, customers and vendors;

Financial Analysis: an understanding of relevant financial ratios and statistics, including various leverage, liquidity, free cash flow and fixed charge coverage ratios; impact on ratios in various future performance scenarios and comparison of applicable ratios to industry competitors; satisfaction with the auditor of the financial statements; and quality of earnings analysis;

Capital Structure: diverse considerations regarding leverage (including understanding seniority and leverage multiples); ability to service debt; collateral and security protections; covenants and guarantees; equity investment amounts and participants (where applicable); and review of other significant structural terms and pertinent legal documentation; and,

Collateral and Enterprise Value: analysis of relevant collateral coverage, including assets on a liquidation basis and enterprise value on a going concern basis; matrix analysis of cash flow and valuation multiples under different scenarios along with recovery estimates; and comparison to recent transaction multiples and valuations.

Underwriting Process

We employ an extensive due diligence approach tailored to each particular investment opportunity. To begin, we review the information memorandum that the company presenting the investment opportunity or its intermediary has prepared, and discuss the opportunity at a high level with the company’s management team, the sponsor or the intermediary, as applicable. Based on that initial high-level review, the investment team submits a customized due diligence questionnaires request to the company or intermediary. Sometimes the company or intermediary responds directly with materials, and other times there is an online data room that the investment team is invited to review. If the investment opportunity involves a sponsor that has performed a diligence review of the company, the investment team reviews the sponsor’s due diligence reports and analyses. The investment team supplements the document review with phone calls and meetings with the intermediary, sponsor and company’s management team, as applicable. Members of the investment team may also speak with business contacts who are industry experts who provide color on industry and market trends, without discussing the specific investment opportunity. Such industry experts may include employees of THL Partners or their portfolio companies, and persons in THL Credit Advisors’ and THL Partners’ vast network of business contacts. Members of the investment team build a preliminary financial model and review financial statements as part of the analysis on whether the opportunity is attractive.

If the investment team believes the opportunity to be compelling or worth further discussion with the larger group, it will prepare a screening memo outlining the opportunity, including a company overview, situation overview, financial summary, investment thesis, risk factors and recommendations for next steps. The screening memo will be reviewed and discussed by all investment professionals (including the investment committee). Members of the investment committee in particular will ask detailed questions about the investment opportunity of the investment team. While no formal vote of the investment committee occurs at this stage, if any member of the investment committee expresses significant concerns about the investment opportunity then the investment team will be unlikely to proceed further.

During such discussions, the investment team will compile diligence questions raised by the larger group, and formulate a strategy for engaging outside consultants, legal and financial advisors and additional industry experts, as needed.

Following such a discussion, if the investment professionals (including the investment committee) believe the opportunity to be compelling, the investment team will then pursue the next stages of diligence and draft a term sheet or initial indication of interest when appropriate. Such documentation will then be presented to the sponsor or intermediary, as appropriate, and shared with the company.

If the investment team decides that the opportunity offers an attractive risk-adjusted return and we are competitively positioned to be awarded the deal, it will begin to work towards final approval by the investment committee by performing confirmatory due diligence. As part of this process, members of the investment team will conduct, among others, in-person meetings with management, in-depth review of historical financial data, thorough reviews of loan documents and material contracts as well as research relating to the company’s industry, customers, suppliers and competitors.

THL Credit Advisors’ in-house counsel will engage outside legal counsel for the opportunity, as well as industry-specific consultants, if appropriate, and accountants. If the investment opportunity involves a sponsor, the investment team may coordinate with the sponsor on engaging such consultants and accountants, and if the investment opportunity involves a co-investor, the investment team will coordinate with the co-investor on engaging all such advisors. Legal counsel will perform legal due diligence, the accountants will perform accounting due diligence, including a quality of earnings report if one does not yet exist, and the industry-specific consultants will diligence various areas such as regulatory restrictions, specific vendor or customer relationships and background checks on the management team.

The investment team will then present its complete findings in the form of a comprehensive memo to the investment committee and ask for official approval of the proposed investment.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by us. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment sourcing are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the investment committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report. Each potential sale or exit of an existing investment is also presented to the investment committee. Our investment committee currently consists of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu. To approve a new investment, or to exit or sell an existing investment, the consent of a majority of the members of the committee is required.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of securities for each particular investment; and negotiating the best and most favorable terms.

Investment Structure

In order to achieve our investment objective, we invest primarily in directly originated first lien senior secured loans, including unitranche investments. In certain instances, we also make second lien loans and subordinated, or mezzanine, debt investments, which may include an associated equity component such as warrants, preferred stock or similar securities, and direct equity investments. Typically, our investments will be approximately $5 million to $25 million of capital per transaction and have maturities of five to seven years. In determining whether a prospective investment satisfies our investment criteria, we generally seek a high total return potential on a risk-adjusted basis, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

We generally do not intend to invest in startup companies, operationally distressed situations or companies with speculative business plans. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include high yield bonds, private equity investments, investments in financing companies, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that portfolio company and its other capital providers, including, as applicable, senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure. Investments will include stringent structural and credit protections. The legal review process and documentation will be of paramount importance. Internal counsel of THL Credit Advisors will be closely involved in every investment that we make. Investment professionals working with internal counsel drive the principal negotiation of legal terms in connection with the issuance of term sheets. They continue to be involved in negotiations, along with outside counsel who lead the transactions, throughout the legal documentation process. This involvement on each transaction will provide consistent structural and credit protections across investments.

Security types we invest in include:

First Lien Senior Secured Loans We invest in first lien or senior secured loans, and expect such loans to have terms of three to seven years. A first-lien loan is typically senior on a lien basis to other liabilities in the issuer’s capital structure and has the benefit of a first-priority security interest in assets of the issuer. The security interest ranks above the security interest of any second-lien lenders in those assets. Our first-lien loans may include stand-alone first-lien loans, “last out” unitranche loans, split-collateral loans, and secured corporate bonds with similar features to these categories of first-lien loans.

•

Stand-alone first-lien loans. Stand-alone first-lien loans are traditional first-lien loans. All lenders in the facility have equal rights to the collateral that is subject to the first-priority security interest

•

“Last out” unitranche loans. The “last out” tranche in a unitranche facility is subject to a waterfall that provides that the “first-out” tranche will be paid out prior to the “last-out” tranche in the event of certain trigger events which customarily would include an enforcement action against collateral. Further, the “last-out” tranche in a unitranche facility may provide certain agreements with respect to the allocation of interest and amortization payments among the tranches. These arrangements may be set forth in an “agreement among lenders,” and/or in the underlying credit agreement, which provides lenders with “first out” and “last out” payment streams based on a single lien on the collateral. Since the “first out” lenders generally have priority over the “last out” lenders for receiving payment under certain specified events of default, or upon the occurrence of other triggering events under intercreditor agreements or agreements among lenders, the “last out” lenders bear a greater risk and, in exchange, receive a higher effective interest rate, through arrangements among the lenders, than the “first out” lenders or lenders in stand-alone first-lien loans.

•

“Split Collateral” loans are credit facilities in which the lenders have a first lien on certain assets and a second lien on other assets. Customarily, one credit facility enjoys a first lien on fixed assets such as equipment and real estate and a second lien on cash and accounts receivable and another credit facility, customarily a working capital facility, has a first lien on cash and accounts receivable and a second lien other assets. Agents on behalf of each credit facility customarily enter into an intercreditor agreement which sets forth each agent’s priority collateral and governs when among the two agents such agent may exercise certain rights and remedies.

Second Lien Loans We structure our second lien investments as secured loans with a second priority lien on the assets of the portfolio company. We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral serves as collateral in support of the repayment of these loans. Second lien loans may provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, although there can be no assurance we will find investments providing for such amortization.

Mezzanine Loans We structure our subordinated, or mezzanine investments, primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with current interest income. Generally, mezzanine loans rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Mezzanine loans typically have interest-only payments in the early years, with amortization of principal deferred to the later years and may include an associated equity component such as warrants, preferred stock or other similar securities. The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Also, in some cases our mezzanine loans will be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. In determining whether a prospective mezzanine loan investment satisfies our investment criteria, we generally seek a high total return potential, although there can be no assurance we will find investments satisfying that criterion or that any such investments will perform in accordance with expectations.

Logan JV We have invested in Logan JV, which as of March 31, 2019 consisted of a portfolio of loans to 133 different borrowers in industries similar to the companies in our portfolio. Logan JV invests primarily in lower yielding broadly syndicated and directly originated debt securities that are secured by a first lien on some or all of the issuer’s assets, including traditional senior debt and any related revolving or similar credit facility. This is generally the same collateral as our senior secured loans. See “Management’s Discussion and Analysis of Financial Condition and Results of Operation—THL Credit Logan JV LLC” and the financial statements attached as an exhibit hereto

Investment Terms

We tailor the terms of each investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the company to achieve its business plan and improve its profitability. We seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights. The intention will be to craft strong and investor-friendly agreements with covenants, events of default, remedies and intercreditor agreements, if applicable, being an integral part of such documents.

Our investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Supervising

Supervision of our investments involves employing active monitoring methods; and developing strong underlying management teams at each portfolio company.

Monitoring

We employ the use of board observation and information rights, regular dialogue with company We employ the use of board observation and/or information rights, regular dialogue with company management and sponsors, and detailed internally generated monitoring reports to actively monitor performance. Additionally, we have developed a monitoring template that promotes compliance with these standards and that is used as a tool to assess investment performance relative to plan.

As part of the monitoring process, the Advisor assesses the risk profile of each of our investments and assigns each portfolio investment a score of a 1, 2, 3, 4 or 5.

The revised investment performance scores, or IPS, are as follows:

1 – The portfolio investment is performing above our underwriting expectations.

2 – The portfolio investment is performing as expected at the time of underwriting. All new investments are initially scored a 2.

3 – The portfolio investment is operating below our underwriting expectations and requires closer monitoring. The company may be out of compliance with financial covenants, however, principal or interest payments are generally not past due.

4 – The portfolio investment is performing materially below our underwriting expectations and returns on our investment are likely to be impaired. Principal or interest payments may be past due, however, full recovery of principal and interest payments are expected.

5 – The portfolio investment is performing substantially below expectations and the risk of the investment has increased substantially. The company is in payment default and the principal and interest payments are not expected to be repaid in full.

For purposes of clarity, underwriting as referenced herein may be redetermined after the initial investment as a result of a transformative credit event or other material event whereby such initial underwriting is deemed by the Advisor to be no longer appropriate for the purpose of assessing investment performance relative to plan. For any investment receiving a score of a 3 or lower THL Credit Advisors will increase their level of focus and prepare regular updates for the investment committee summarizing current operating results, material impending events and recommended actions.

The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and board of directors review these investment scores on a quarterly basis. Our average portfolio company investment score was 2.18 and 2.05 at March 31, 2019 and December 31, 2018, respectively. The following is a distribution of the investment scores of our portfolio companies at March 31, 2019 and December 31, 2018 (in millions):

	March 31, 2019				December 31, 2018
Investment Score	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV	Amortized Cost	% of Total Portfolio based on Amortized Cost	Fair Value	% of Total Portfolio based on FV
1(a)	$118.3	21.6%	$133.2	26.7%	$122.7	22.7%	$132.6	26.9%
2(b)	251.4	45.9%	243.1	48.9%	242.1	44.9%	232.7	47.1%
3(c)	92.0	16.8%	77.2	15.5%	135.0	25.0%	109.2	22.1%
4(d)	—	0.0%	—	0.0%	—	0.0%	—	0.0%
5(e)	86.2	15.7%	44.1	8.9%	39.8	7.4%	19.2	3.9%

Total	$547.9	100.0%	$497.6	100.0%	539.6	100.0%	$493.7	100.0%

(a)

As of March 31, 2019 and December 31, 2018, Investment Score “1”, based upon fair value, included $30.8 million and $30.6 million, respectively, of loans to companies in which we also hold equity securities.

(b)

As of March 31, 2019 and December 31, 2018, Investment Score “2”, based upon fair value, included $47.7 million and $47.2 million, respectively, of loans to companies in which we also hold equity securities.

(c)

As of March 31, 2019 and December 31, 2018, Investment Score “3”, based upon fair value, included $60.1 million and $65.8 million, respectively, of loans to companies in which we also hold equity securities.

(d)	As of March 31, 2019 and December 31, 2018, Investment Score “4”, based upon fair value, included no loans to companies in which we also hold equity securities.
(e)	As of March 31, 2019 and December 31, 2018, Investment Score “5”, based upon fair value, included $20.3 million and $18.7, respectively, of loans to companies in which we also hold equity securities.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of March 31, 2019, we had loans on non-accrual status with an amortized cost basis of $68.2 million and fair value of $29.1 million. As of December 31, 2018, we had loans on non-accrual status with an amortized cost basis of $38.0 million and fair value of $18.1 million. For additional information, please refer to the Consolidated Schedules of Investments as of March 31, 2019 and December 31, 2018. We record the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations.

Staffing

We do not currently have any employees and do not expect to have any employees. Our Advisor and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan and investment objective, including experience in middle market investment, leveraged finance and capital markets. Each of our executive officers is an employee and executive officer of our Advisor or its wholly owned subsidiary, THL Credit Senior Loan Strategies LLC (“SLS”). Our day-to-day investment operations are managed by our Advisor. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by either the Advisor or SLS. Our Advisor’s investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. We reimburse the Advisor, in its capacity as our Administrator, for costs and expenses incurred by our Administrator for office space rental, office equipment and utilities allocable to our Administrator under the administration agreement, as well as any costs and expenses incurred by our Advisor relating to any non-investment advisory, administrative or operating services provided by our Advisor to us. In addition, we reimburse our Administrator for our allocable portion of expenses it incurs in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 100 Federal Street, 31st Floor, Boston, MA 02110. THL Credit Advisors furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal proceedings

As of March 31, 2019, we are not a defendant in any material pending legal proceeding, and no such material proceedings are known to be contemplated. However, from time to time, we may be party to certain legal proceedings incidental to the normal course of our business including the enforcement of our rights under the contracts with our portfolio companies. Third parties may also seek to impose liability on us in connection with the activities of our portfolio companies.

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. Our board of directors currently consists of seven members, six of whom are not “interested persons” of our company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of The NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our current charter, each of our directors will hold office for one year terms. At each annual meeting of our stockholders, the successors to the directors whose terms expire at each such meeting will be elected to hold office for a one year term expiring at the next annual meeting of stockholders following their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies or such director’s earlier resignation, death or removal.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since
Interested Directors:
Christopher J. Flynn	46	Director, Chief Executive Officer	2015
Independent Directors:
Edmund P. Giambastiani, Jr.	70	Director	2016
Nancy Hawthorne	67	Director, Chairman of the Board	2009
James D. Kern	52	Director, Chairperson of the Governance and Compensation Committee	2014; 2018
Deborah McAneny	60	Director, Chairperson of the Audit Committee	2015; 2018
Jane Musser Nelson	61	Director	2018

Biographical information regarding our Board is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are “interested persons” of THL Credit, Inc., as defined in Section 2(a)(19) of the 1940 Act.

Executive Officers

The following persons serve as our executive officers in the following capacities:

Name	Age	Position
Christopher J. Flynn	46	Chief Executive Officer
Terrence W. Olson	52	Chief Financial Officer, Chief Operating Officer, Assistant Secretary and Treasurer
Sabrina Rusnak-Carlson	40	Chief Compliance Officer, General Counsel and Secretary

The address for each executive officer is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Biographical information

Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to the board’s conclusion that the director should serve as a director of the Company, is provided in below, in “Biographical Information.”

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. Christopher J. Flynn is an interested director by virtue of serving as our Chief Executive Officer. The board believes having its Chief Executive Officer on the board of directors fosters clear accountability, effective decision-making and alignment on corporate strategy. In part because the Company is an externally managed investment company, the board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of THL Credit Advisors greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts.

Interested Directors

Christopher J. Flynn. Mr. Flynn joined the Board in 2015. Mr. Flynn is Chief Executive Officer of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC, and a member of the Board of Directors of THL Credit, Inc. and THL Credit Logan JV LLC. He also serves on the Investment Committee of THL Credit, Inc. and THL Credit Logan JV LLC and on the Global Investment Committee of THL Credit Advisors LLC. Mr. Flynn also serves on the Board of Directors of THL Credit Merical Holdings Inc., Dimont Acquisition, Inc. and THL Credit Advisors LLC. Previously, Mr. Flynn served as Co-Chief Investment Officer, and prior to that, Co-President and Managing Director, of THL Credit, Inc. and THL Credit Advisors LLC. Since joining THL Credit, Mr. Flynn has been involved in origination and closing investments, portfolio management, capital raising and management of THL Credit’s direct lending private funds and accounts, and the establishment of the Chicago and New York offices of THL Credit Advisors LLC. Prior to joining THL Credit in 2007, Mr. Flynn was a Vice President at AIG in the Leveraged Capital Group. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund, as a Senior Financial Analyst. From 2000 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a Financial Analyst and at Bank One as a Commercial Banker. Mr. Flynn earned his M.B.A. with a concentration in Finance and Strategy from Northwestern University’s Kellogg Graduate School of Business and his B.A. in Finance from DePaul University.

Mr. Flynn’s experience as Chief Executive Officer and formerly as Co-Chief Investment Officer at the Company, his past experience at various firms in the financial services industry as well as his serving on the boards of directors of numerous private companies in connection with his role at the Company are among the attributes that led to the conclusion that Mr. Flynn should serve on the Board.

Independent Directors

Edmund P Giambastiani, Jr. Admiral Giambastiani joined the Board in 2016. He has extensive leadership experience serving in the U.S. Navy for 37 years until his retirement in 2007. Admiral Giambastiani served as the Seventh Vice Chairman of the Joint Chiefs of Staff, the second ranking officer in the U.S. military, as NATO’s first Supreme Allied Commander Transformation and as Commander, U.S. Joint Forces Command. Additionally while on active duty, Admiral Giambastiani held extensive operational and staff assignments including command at the submarine, submarine squadron, fleet, allied and joint service level. Admiral Giambastiani currently serves as a director on the board of The Boeing Company and is a member of the board of trustees of the Oppenheimer Funds (designated the New York Board), and the MITRE Corporation. Admiral Giambastiani is also a member of the board of managers of Innovative Defense Technologies, LLC. In addition to independent consulting, he serves on the advisory boards of the Massachusetts Institute of Technology Lincoln Laboratory and the Maxwell

School of Citizenship and Public Affairs of Syracuse University. He also served as the chairman of the board of Monster Worldwide, Inc. Since retirement from the Navy, he has served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior in addition to the Director of the Central Intelligence Agency and as a congressionally appointed commissioner on the Military Compensation and Modernization Commission. Admiral Giambastiani holds a B.S. from the U.S. Naval Academy where he graduated with leadership distinction.

Admiral Giambastiani’s various senior leadership roles within the U.S. military and his service as a Chairman and board member of two large publicly traded companies are among the attributes that led to the conclusion that Admiral Giambastiani should serve on the Board.

Nancy Hawthorne. Ms. Hawthorne joined the Board in 2009 and serves as the Chairman of the Board. Since 2014, Ms. Hawthorne has served as founder and Partner of Hawthorne Financial Advisors, LLC, a registered investment advisor. In addition, Ms. Hawthorne served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm from August 2001 through December 2015. From 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne serves on the board of directors of Avid Technology, Inc., a provider of an open and integrated technology platform, where she has served as lead independent director since October 2014 and also from January 2008 to December 2011, interim Chief Executive Officer from August 2007 through December 2007, and chairperson from May 2004 to May 2007. Ms. Hawthorne is a director of Brighthouse Financial, formerly known as the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company. Ms. Hawthorne is also a director of CRA International, Inc., a global consulting firm. She previously served on the Investment Committee at Wellesley College. Ms. Hawthorne has a B.A. from Wellesley College and an M.B.A. from Harvard Business School.

Ms. Hawthorne’s experience as Chair and Chief Executive Officer of a financial advisory and investment firm, as well as her service as lead independent director of an operating company and director of a mutual fund are among the attributes that led to the conclusion that Ms. Hawthorne should serve on the Board.

James D. Kern. Mr. Kern joined the Board in 2014 and serves as the Chairperson of the Governance and Compensation Committee. Mr. Kern serves as Managing Partner of Majestic Ventures 1 LLC, a consulting and investment partnership focused on early stage growth companies since May 2014. From September 2016 to September 2017, Mr. Kern served as the Chief Executive Officer of Emerging Payments Technologies, Inc., a leading alternative payment solution provider. In addition, Mr. Kern has served on the board of directors of PlaySight Interactive Ltd., a designer of consumer sports analytics systems, since May 2014. Mr. Kern also serves on the board of directors of Basic Energy Services, Inc., a provider of well site services to oil and natural gas drilling and producing companies. Mr. Kern also serves as director of Boart Longyear Ltd. (ASX: BLY), a provider of drilling services, drilling equipment and performance tooling for mining and drilling companies. From 2010 to mid-2014, Mr. Kern was a Managing Director at Nomura Securities, serving as Head of Global Finance FIG and Specialty Finance Investment Banking for the Americas. He previously served as a Managing Director at J.P. Morgan Securities within the FIG practice focused on Asset Management and Specialty Finance clients and, from 1994-2008, was a Senior Managing Director at Bear Stearns where he held several positions including Head of Strategic Finance-FIG, Head of Corporate Derivatives and was a founding member of the firm’s Structured Equity Products group. Mr. Kern has a B.S. from the Marshall School of Business at the University of Southern California.

Mr. Kern’s experience in senior management, advisory and banking roles with various firms in the financial services industry, including those in the specialty finance space, are among the attributes that led to the conclusion that Mr. Kern should serve on the Board.

Deborah McAneny. Ms. McAneny joined the Board in 2015 and serves as the Chairperson of the Audit Committee. Ms. McAneny is the former Chief Operating Officer of Benchmark Senior Living from 2007 to 2009. Prior to this, she was employed at John Hancock Financial Services for 20 years in various positions including as Executive Vice President for Structured and Alternative Investments where she was responsible for a portfolio of investment businesses with total assets under management of $20 billion including all real estate, commercial mortgages, CMBS, structured fixed-income, timber and agricultural. She was a Senior Auditor with Arthur Andersen & Co from 1981 to 1985. She is currently the lead independent director of HFF, Inc. (NYSE: HF) and on the board of directors of RREEF America REIT II, an open-ended, core real estate fund and RREEF Property Trust, Inc., a public non-traded REIT. She is currently a director of KKR Real Estate Finance Trust, Inc. (NYSE: KREF). She also serves on the board of advisors of Benchmark Senior Living, LLC. She was formerly on the board of directors of KKR Financial Holdings from 2005 through 2014. She is a former trustee of the Rivers School, a former Chair of the Board of Trustees of the University of Vermont, and a past President of the Commercial Mortgage Securities Association. Ms. McAneny holds a Masters Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization and a B.S. in Business Management from the University of Vermont.

Ms. McAneny’s experience in senior management roles at a financial services firm with a focus on specialty finance, as well as her service as a lead independent director and director of multiple financial services firms are among the attributes that led to the conclusion that Ms. McAneny should serve on the Board.

Jane Musser Nelson. Ms. Musser Nelson joined the Board in 2018. Ms. Musser Nelson was formerly a managing director with Cambridge Associates where she spent eight years (2010-2016 and 2005-2007) researching credit managers and working with a broad array of clients building credit portfolios as well as advising all asset allocations. Prior to this, she was an Executive Vice President at Bain Credit, investing and managing portfolios of leveraged loans and high yield bonds. Ms. Musser Nelson was also at ING Capital Advisors for eight years, serving on their U.S. and European Investment Committees and managing CLOs. Prior to ING, Ms. Musser Nelson was a Vice President at Eaton Vance working on the Senior Debt Fund team. She is currently serving on the advisory committee of several private funds. Ms. Musser Nelson also serves as Chair of the Investment Committee of the Concord Museum and on the Investment Committee for ConcordArt. Ms. Musser Nelson has a B.A. from Smith College and an M.B.A. from the Amos Tuck School of Business, Dartmouth College.

Ms. Musser Nelson’s experience in senior management roles at various financial services firms with a focus on leveraged loans, CLOs and private debt are among the attributes that led to the conclusion that Ms. Musser Nelson should serve on the Board.

Executive Officers Who Are Not Directors

Terrence W. Olson. Mr. Olson is the Chief Operating Officer and Chief Financial Officer of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC. He also serves on the Board of Directors of THL Credit Advisors LLC and on the Investment Committee of THL Credit, Inc. As a member of THL Credit Advisors LLC senior management team, he is responsible for finance, operations, administration and information technology. He is also directly involved in strategic initiatives, capital raising and investor relations. Prior to joining THL Credit in February 2008, Mr. Olson spent ten years at Highland Capital Partners (“Highland”), a venture capital firm, where he served as Director of Finance and was responsible for the financial, tax and operational matters for Highland’s funds as well global activities in Europe and China. Before joining Highland, Mr. Olson was a Senior Manager at the accounting firm of PricewaterhouseCoopers LLP where he worked with public and private companies in the financial services and technology sectors between 1989 and 1998. He has been a presenter and speaker at numerous financial and private equity conferences and is active with several related industry groups, including the Financial Executive Alliance, where he serves on the Board of Directors. Mr. Olson earned his B.S. in Accounting from Boston College

Sabrina Rusnak-Carlson. Ms. Rusnak-Carlson is the Chief Compliance Officer, General Counsel and Secretary of THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC. Her role includes legal and compliance review of THL Credit’s business operations, investing transactions, regulatory filings and strategic initiatives for THL Credit, Inc., THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC. Prior to joining THL Credit in 2015, Ms. Rusnak-Carlson was a Partner in the Corporate Department and a member of the Finance, Private Debt Finance and Distressed Debt Groups of Proskauer Rose LLP (“Proskauer Rose”) where she was responsible for representing alternative lenders in complex financings including acquisition financings, dividend recapitalization financings, asset-based loans, cash flow loans, cross-border and multi-currency loans, multi-tiered financing facilities, second-lien, unitranche, mezzanine, subordinated debt, and distressed debt facilities in addition to intercreditor agreements and debt restructurings. Prior to joining Proskauer Rose, Ms. Rusnak-Carlson worked at Nutter McClennen & Fish LLP as an Associate and prior thereto, at Triage Consulting Group as a Financial Consultant. Ms. Rusnak-Carlson earned her J.D. from the Boston University School of Law and her B.S. in Business Administration from Georgetown University.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Christopher J. Flynn. Mr. Flynn is an interested person of the Company due to his positions as an officer of the Company.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our Board of Directors approves the appointment of our investment adviser and related investment management agreement and administration agreement and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

CEO as Director

The Board’s governance structure is strengthened by having its CEO serve as a director on the Board, together with an independent chairman. The Board believes this provides an efficient and effective leadership model for the Company. Including our CEO on the Board fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that depending on the circumstances, other leadership models, might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having its CEO on the Board. Specifically:

•	A supermajority of the directors of the Company are independent directors;

•	All of the members of the Audit Committee, Governance and Compensation Committee are independent directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Flynn and other members of management;

•	The Board and its committees consult with an independent external counsel, out of the presence of Mr. Flynn and other members of management;

•	The independent directors periodically meet with the Company’s Chief Compliance Officer, out of the presence of Mr. Flynn and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Flynn;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from, the Company’s senior management and independent auditors;

•	The Board and its committees interact with employees of the Company outside the ranks of senior management; and

•	The Chairman of the Board is an independent director.

Having a CEO who also serves as a director on the Board, an independent Chairman, experienced directors who evaluate the Board and themselves at least annually provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Executive Sessions and Communications with Directors

The independent directors serving on our Board intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of our Board will be presided over by Ms. Hawthorne, the Chairman of the Board.

Stockholders and other interested parties may contact any member (or all members) of the Board by mail or electronically. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate THL Credit, Inc. personnel will review and sort through communications before forwarding them to the addressee(s).

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of THL Credit Advisors and in some cases other service providers to the extent that risk management is delegated to third parties, but in all cases, risk management is subject to the supervision of THL Credit Advisors. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by THL Credit Advisors and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for THL Credit Advisors, as appropriate, regarding risks faced by the Company and management’s or its service providers’ risk functions. Nancy Hawthorne, an Independent Director, serves as Chairman of the Board. The Board believes that it is in the best interests of the Stockholders for Ms. Hawthorne to lead the Board because of her familiarity with our business and investment objective, her broad experience with the day-to-day management and operation of other investment funds and her significant background in the financial services industry, as described above. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and THL Credit Advisors. The independent directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of our Board of Directors in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Board Meetings and Committees

The Board met 9 times during fiscal year 2018. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member of such committees. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Two of our directors attended our 2018 Annual Meeting of Stockholders and one of our directors attended the 2019 Annual Meeting of Stockholders.

Our board of directors currently has three committees: an audit committee, a governance committee, and a nominating and compensation committee.

Audit Committee

The Audit Committee is presently composed of three persons, Debbie McAneny (Chairperson), Nancy Hawthorne and Jane M. Nelson, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. Our Board of Directors has determined that each current member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, or the Exchange Act. In addition, each member of our

Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met four times during the 2018 fiscal year.

The Audit Committee operates pursuant to a charter approved by our Board of Directors. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at http://investor.THLCreditBDC.com.

Governance and Compensation Committee

At our March 7, 2017 Board of Directors meeting, the Board unanimously approved the combination of the Governance Committee and the Compensation Committee to form the Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by the Board, which combines the responsibilities of the previous Governance Committee and Compensation Committee, including: (i) making nominations, in compliance with our Nominating Procedures, for the appointment or election of Independent Directors, personnel training policies and administering the provisions of the code of ethics and the code of ethics and business conduct applicable to the Independent Directors, and (ii) overseeing the Company’s compensation policies, evaluating executive officer performance and reviewing and approving the compensation, if any, by the Company of its executive officers. The Nominating Procedures set forth our policy regarding director qualifications and skills, the process for identifying and evaluating director nominees and directors available for re-election, the process for evaluating director candidates nominated by stockholders, the process regarding stockholder communications with the Board and the policy regarding directors’ attendance at annual meetings.

The Governance and Compensation Committee currently consists of James D. Kern (Chairperson), Nancy Hawthorne and Edmund Giambastiani Jr., all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. The Governance and Compensation Committee met two times during the 2018 fiscal year.

The Governance and Compensation Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and the Nominating Procedures and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for the Board by writing to: Board of Directors, THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide certain information proving his status as a stockholder and certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name of the stockholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership, (ii) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and if requested by the Governance and Compensation Committee, a completed and signed director’s questionnaire, (iii) the class, series (if applicable) and number of shares of our capital stock owned beneficially or of record by such individual; (iv) the date such shares were acquired and the investment intent of such acquisition; (v) whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act or is, or is not, “independent” as set forth in the Nasdaq Global Select Market listing standards, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination, and (vi) all other information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

One of the goals of the Governance and Compensation Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a director, the Governance and Compensation Committee takes into account, in addition to such other factors as it deems relevant, the desirability of directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Company;

•	are able to work with the other members of the Board and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Governance and Compensation Committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Compensation Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance and Compensation Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance and Compensation Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance and Compensation Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Compensation Committee or the Board decides not to re-nominate a member for re-election, the Governance and Compensation Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance and Compensation Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance and Compensation Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

In reviewing and approving the compensation, if any, by the Company for each of the Company’s executive officers, the Governance and Compensation Committee will, among other things, consider corporate goals and objectives relevant to executive officer compensation, evaluate each executive officer’s performance in light of such goals and objectives, and set each executive officer’s compensation based on such evaluation and such other factors as the Governance and Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). Notwithstanding the foregoing, currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance and compliance responsibilities.

A charter of the Governance and Compensation Committee and the Nominating Procedures is available in print to any stockholder who requests a copy, and is also available on the Company’s website at http://investor.THLCreditBDC.com.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officers and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110. The Company’s Code of Ethics and Business Conduct is also available on our website at http://investor.THLCreditBDC.com.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Ethics and Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at http://investor.THLCreditBDC.com as well as file a Form 8-K with the SEC.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2018.

Name	Fees Earned or Paid in Cash(1)(2)
Interested Directors:
Christopher J. Flynn(3)	—

Independent Directors:
David K. Downes(4)	$74,750
Edmund P. Giambastiani, Jr.	$129,000
Nancy Hawthorne	$168,000
James D. Kern	$134,250
Deborah McAneny	$143,500
Jane Musser Nelson(5)	$92,875

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As an interested director, Mr. Flynn did not receive any compensation for his service as a director. Mr. Flynn was employed by THL Credit Advisors LLC, and not by the Company.
(4)	Mr. Downes did not seek re-election at the 2018 Annual Meeting of Stockholders.
(5)	Ms. Musser Nelson was appointed to the Board in April of 2018.

From January 1, 2018 to December 31, 2018, we paid each Independent Director an annual fee. The annual fee was $67,500 between January 1, 2018 and December 31, 2018. We also paid the Independent Directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out of pocket expenses incurred in connection with in-person attendance at such meeting, and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we paid the Chairperson of the Audit Committee an annual fee of $25,000, the other members of the Audit Committee an annual fee of $12,500, the Chairperson of the Governance and Compensation Committee an annual fee of $10,000 and other members of the Governance and Compensation Committee an annual fee of $6,000, for their additional services in these capacities. The Chairman of the Board is also paid an annual fee of $25,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation is paid to the directors who are interested persons of the Company as defined in the 1940 Act.

Compensation of Executive Officers

None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the Executive Officers and other investment professionals of the Advisor are paid by the Advisor. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

CERTAIN RELATIONSHIPS

We entered into an investment management agreement on April 1, 2010, and an amended and restated investment management agreement on June 14, 2019, under which the Advisor, subject to the overall supervision of our board of directors manages the day-to-day operations of, and provides investment advisory services to us. The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours. For example, the Advisor presently serves as investment advisor to one or more additional private funds and to certain CLOs and is a advisor to a closed-end fund, THL Credit Senior Loan Fund (NYSE: TSLF).

The Advisor’s policies are also designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. In addition, we note that any affiliated fund currently formed or formed in the future and managed by the Advisor or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. However, in certain instances due to regulatory, tax, investment, or other restrictions, certain investment opportunities may not be appropriate for either us or other funds managed by the Advisor. Generally, unless otherwise provided in the allocation policy, if an investment opportunity is appropriate for both us and other investment funds and the investment opportunity requires more than the price to be negotiated, the investment opportunity will be made available to the other investment fund or us on an alternating basis based on the date of closing of each such investment opportunity. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. Unless otherwise provided in the allocation policy, if an investment opportunity is appropriate for both us and other investment funds and the investment opportunity requires more than the price to be negotiated, the investment opportunity will be made available to the other investment fund or us on an alternating basis based on the date of closing of each such investment opportunity and each fund’s available capital. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

On September 19, 2018 the SEC granted us the relief we sought in an exemptive application that expands our ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) and, subject to certain conditions, proprietary accounts of the Advisor or its affiliates (“THL Proprietary Accounts”) or in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

Related Party Transactions

Investment Management Agreement

On March 5, 2019, our investment management agreement, together with the proposed fee waivers, with the Advisor was re-approved by the Board, including a majority of the Independent Directors, and the Board of Directors approved an amended and restated investment management agreement, which was also approved by our stockholders at the 2019 Annual Meeting of the Stockholders on June 14, 2019. Under the investment management agreement, the Advisor, subject to the overall supervision of the Board, manages the day-to-day operations of, and provides investment advisory services to us.

Incentive Fee on Net Investment Income

We accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2019 (“Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment.

Incentive Fee on Net Investment Income As of January 1, 2020

On June 14, 2019, the shareholders of the Company approved an amended and restated investment management agreement that modified the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”). The Reduced Incentive Fee on Net Investment Income is calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the original investment management agreement. Preincentive fee net investment income is expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarter Period. The hurdle amount for incentive fee based on preincentive fee net investment income continues to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but is multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarter Period (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarter Period.

The calculation of preincentive fee net investment income continues to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income continues to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter is determined as follows:

•	The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level.

•	Subject to the Incentive Fee Cap (as defined below), the Advisor receives 100% of our preincentive fee net investment income for the Trailing Twelve Quarter Period with respect to that portion of the preincentive fee net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	17.5% of our preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarter Period.

The amount of the incentive fee on preincentive fee net investment income that is paid for a particular quarter equals the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive fee net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarter Period but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee is subject to an Incentive Fee Cap (as defined below). The Incentive Fee Cap for any quarter is an amount equal to (a) 17.5% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarter Period, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarter Period. “Cumulative Net Return” means (x) preincentive fee net investment income in respect of the relevant Trailing Twelve Quarter Period minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarter Period. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we pay no incentive fee based on income to the Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we pay an incentive fee based on preincentive fee net investment income to the Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive fee net investment income that is payable to the Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we pay an incentive fee based on income to the Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

Additionally, if, at any time during the fiscal year 2020, the aggregate incentive fees on a quarterly basis, as calculated based on the amended and restated investment management agreement, described herein as the Reduced Incentive Fee on Net Investment Income is greater than the aggregate incentive fees on such applicable quarter, as calculated based on the incentive fee formula as reflected in the original investment management agreement prior to giving effect to such amendment, the Advisor will waive such excess.

For the year ended December 31, 2018, we would have incurred $2.6 million of incentive fees related to ordinary income under Reduced Incentive Fee based on a 20% incentive fee rate. These fees were greater on a cumulative basis than the fees calculated based on the formula as in effect under the original investment management agreement and therefore, the fees under the old formula were booked as an expense.

For the three months ended March 31, 2018, the Company would have incurred $1.3 million of incentive fees related to ordinary income under Reduced Incentive Fee based on a 20% incentive fee rate. These fees were more on a cumulative basis than the fees calculated based on the formula as in effect under the original investment management agreement and, therefore, the fees under the old formula were booked as an expense.

Incentive Fee on Net Investment Income Prior to January 1, 2018 Pursuant to the Original Investment Management Agreement

The incentive fee has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), and accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive fee net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to the Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive preincentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

For the years ended December 31, 2018, 2017 and 2016 we incurred $0, $2.4 million and $4.5 million of incentive fees, net of incentive fees waived of $1.7 million, $0.8 million and $0, respectively, related to ordinary income.

Under this method, for the three months ended March 31, 2019 and 2018, the Company incurred $0 and $0, respectively. These fees were less on a cumulative basis than the fees calculated based on the formula in place after January 1, 2018, therefore, the fees under this formula were booked as an expense and subsequently waived.

Incentive Fee on Net Investment Income Payable

For the years ended December 31, 2018, 2017 and 2016, we reversed $0.0 million, $0.1 million and $0.4 million, respectively, of incentive fees related to the adjustment of previously deferred incentive fee.

For the three months ended March 31, 2019 and 2018, we incurred no incentive fees related to adjustment of previously deferred incentive income.

As of March 31, 2019, December 31, 2018 and 2017,$0. $0.1 million and $0.1 million, respectively, of such incentive fees related to previously deferred income now received in cash are currently payable to the Advisor, and reflected in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2019, December 31, 2018 and 2017, $0.7 million, $0.7 million and $1 million, respectively of incentive fees incurred by us were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (“capital gains incentive fee”) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). Effective June 14, 2019, this component is equal to 17.5% (prior thereto before giving effect to any waivers was 20%) of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Advisor under the investment management agreement as of December 31, 2018 and 2017. The Advisor has agreed to waive any capital gains incentive fee due and payable as of December 31, 2019.

GAAP Incentive Fee Accrual

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the years ended December 31, 2018, 2017 and 2016, we incurred no incentive fees related to the GAAP incentive fee.

Base Management Fee

Effective June 14, 2019, our stockholders approved an amended and restated investment management agreement, pursuant to which the base management fee is calculated at an annual rate of 1.0% of our gross assets payable quarterly in arrears on a calendar quarter basis. Commencing April 1, 2019, the Advisor waived base management fees in excess of 1.0% per annum. Prior to June 14, 2019, the contractual base management fee was calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2018, 2017 and 2016, THL Credit Advisors earned base management fees of $9.0 million, $10.4 million and $11.0 million, respectively, from us. For the three months ended March 31, 2019 and 2018, the Company incurred base management fees of $1.9 million and $2.3 million, respectively. As of March 31, 2019 and December 31, 2018, $1.9 million and $2.1 million, respectively, was payable to the Advisor.

Administration Agreement

We have also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. The Board reviews the allocation methodologies with respect to such expenses. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. To the extent that the Advisor outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2019 and 2018 and the years ended December 31, 2018, 2017 and 2016, we incurred administrator expenses of $0.4 million, $0.6 million, $2.1 million, $2.9 million and $3.6 million, respectively. As of March 31, 2019 and December 31, 2018 and 2017, $0.04 million, $0.1 million and $0.01 million of administrator expenses was due from the Advisor, which was included in due from affiliate on the Consolidated Statement of Assets and Liabilities.

License Agreement

We and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to us and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our and the Advisor’s respective businesses. This license agreement is royalty-free, which means we are not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or the Advisor at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and the Advisor must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and the Advisor have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on our behalf. As of March 31, 2019, December 31, 2018 and 2017, there were fees of $0.05 million, $0.17 million and $0.15 million, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2019 and December 31, 2018, the Advisor owed $0.04 million and $0.1 million of administrator expenses as a reimbursement to us, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, the Advisor owed $0.01 million of administrator expenses reimbursable to us, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

We act as the investment adviser to THL Credit Greenway Fund LLC (“Greenway”) and THL Credit Greenway Fund II LLC (“Greenway II”) and are entitled to receive certain fees. As a result, each of Greenway and Greenway II is classified as an affiliate. As of December 31, 2018 and 2017, $0.1 million and $0.4 million of fees related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For our controlled equity investments, as of December 31, 2018, we had $3.1 million of dividends receivable from THL Credit Logan JV LLC (“Logan JV”), Copperweld Bimetallics, LLC and C&K Market, Inc., $0.2 million of interest and fees from OEM Group, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, we had $3.5 million of dividends receivable from Logan JV and C&K Market, Inc., $0.5 million of interest and fees from OEM Group, LLC, $0.2 million of interest from Copperweld Bimetallics, LLC, $0.1 million of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable, and $0.3 million of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $0.1 million of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019, it had $3,899 of dividends receivable from Logan JV and C&K Market, Inc., $477 of interest and fees from OEM Group, LLC, and $615 of interest and dividends from Copperweld Bimetallics, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of May 31, 2019, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 31,676,356 shares of common stock outstanding as of May 31, 2019.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups-interested directors and independent directors. Interested directors are “interested persons” of THL Credit, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Name	Number of Shares Owned Beneficially	Percentage
Interested Directors:
Christopher J. Flynn(1)(2)	78,512	*

Independent Directors:
Edmund P. Giambastiani, Jr.	1,440	*
Nancy Hawthorne(3)(4)	14,868	*
James D. Kern	4,000	*
Deborah McAneny	9,500	*
Jane Musser Nelson	3,650	*

Executive Officers:
Terrence W. Olson(2)(5)	84,750	*
Sabrina Rusnak-Carlson(2)	9,045	*
All executive officers and directors as a group (8 persons)	203,679	*

5% or more holders(6)	2,769,900	8.74%
Leon G. Cooperman(7) St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496
THL Credit Advisors LLC(8) 100 Federal Street, 31st Floor Boston, MA 02110	1,259,102	3.97%

*	Represents less than 1%.
(1)	Includes 12,673 shares held as an individual and 11,900 shares held by THL Credit Advisors FBO Christopher J. Flynn, for which Mr. Flynn has sole voting and dispositive power.
(2)	Includes shares indirectly owned through acquisitions by the Advisor.
(3)	Includes shares purchased through a dividend reinvestment plan.
(4)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(5)	Includes 14,550 shares held as an individual and 37,363 shares held by THL Credit Advisors FBO Terrence W. Olson, for which Mr. Olson has sole voting and dispositive power.

(6)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(7)

Based on information included in the Schedule 13G filed by Leon G. Cooperman on February 14, 2019, as of December 31, 2018, Mr. Cooperman beneficially owned 2,769,900 shares of the Company’s common stock and had sole voting and dispositive power over 2,569,900 shares of the Company’s common stock. Mr. Cooperman is married to an individual named Toby Cooperman. Mr. Cooperman is one of the Trustees of The Leon and Toby Cooperman Foundation (the “Foundation”), a charitable trust dated December 16, 1981. Mr. Cooperman has investment discretion over the Shares (as defined below) held by the Uncommon Knowledge And Achievement, Inc. (the “Uncommon”), a 501(c)(3) Delaware charitable foundation. As to the Shares owned by the Uncommon, there would be shared power to dispose or to direct the disposition of such Shares because the owners of the Uncommon may be deemed beneficial owners of such Shares pursuant to Rule 13d-3 under the Act as a result of their right to terminate the discretionary account within a period of 60 days. Mr. Cooperman has an adult son named Michael S. Cooperman and a minor grandchild named Asher Silvin Cooperman. The Michael S. Cooperman WRA Trust (the “WRA Trust”), is an irrevocable trust for the benefit of Michael S. Cooperman. Mr. Cooperman has investment authority over the Shares held by Toby Cooperman, Michael S. Cooperman, the UTMA account for Asher Silvin Cooperman, and the WRA Trust accounts, and the Individual Retirement Accounts of Toby and Michael S. Cooperman. Mr. Cooperman’s ownership consists of 1,617,000 shares owned by Mr. Cooperman; 225,500 shares owned by Toby Cooperman; 400,000 shares owned by the Foundation; 116,600 shares owned by Michael S. Cooperman; 200,000 shares owned by the WRA Trust; 10,800 shares owned

(8)	Includes certain shares also deemed to be beneficially owned by Messrs. Flynn and Olson.

The following table sets forth, as of May 31, 2019 the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Christopher J. Flynn(4)	$500,001 – $1,000,000
Independent Directors:
Edmund P. Giambastiani, Jr.	$1 – $10,000
Nancy Hawthorne	$100,001 – $500,000
James D. Kern	$10,001 – $50,000
Deborah McAneny	$50,001 – $100,000
Jane Musser Nelson	$10,001 – $50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.58 on May 31, 2019 on The NASDAQ Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or over $1,000,000.
(4)	Includes shares indirectly owned through acquisitions by the Advisor.

THE ADVISOR

THL Credit Advisors will serve as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors will manage the day-to-day operations of, and provide investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, Boston, Massachusetts 02110.

Portfolio managers

The members of THL Credit Advisors’ investment committee are our portfolio managers. The investment committee currently consists of Christopher J. Flynn, Terrence W. Olson, W. Montgomery Cook, James R. Fellows and Howard H. Wu. Biographical information with respect to Messrs. Flynn and Olson is set forth under “Management of the Company—Biographical information.”

Our investment support team also includes Michelle C. Handy, Darren B. Felfeli, Garrett M. Stephen, William Karim, Eric Lee, Eric C. Pearson, and Amy Zheng who focus on the origination and transaction analysis and diligence and ongoing monitoring of our investments.

None of the members of the investment committee are employed by us or receive any direct compensation from us. These individuals receive compensation from THL Credit Advisors that includes an annual base salary, an annual discretionary bonus and a portion of the distributions made by THL Credit Advisors, a portion of which relates to the incentive fee or carried interest earned by THL Credit Advisors in connection with its services to us.

Investment Support

W. Montgomery Cook. Mr. Cook, 52, is a Managing Director for THL Credit Advisors LLC, Co-Head of the Direct Lending Platform and is on the investment committee of THL Credit, Inc. As a member of the New York investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Cook also oversees origination, structuring and execution of investments in the financial services vertical. Prior to joining THL Credit in 2013, Mr. Cook was a Director at Deutsche Bank in the Credit Solutions Group where he was responsible for originating and structuring investment opportunities for the bank’s balance sheet. Mr. Cook’s experience included leveraged loans, middle market CLOs, esoteric asset finance, commercial real estate and premium finance. Prior to Deutsche Bank, Mr. Cook was a Managing Director with a publicly-traded BDC where he was on the investment committee and responsible for sourcing, underwriting, executing and monitoring a portfolio of subordinated loans and equity co-investments to financial sponsor-backed companies. Mr. Cook began his career at Merrill Lynch & Co. where he was a Financial Analyst in the Telecom, Media & Technology Investment Banking group and was subsequently an Associate and a Vice President in the Financial Sponsors Group at J.P. Morgan. Mr. Cook earned his B.S. in Business Administration from Northeastern University.

James R. Fellows. Mr. Fellows, 54, is a Managing Director, Co-Head of the Tradable Credit Platform, Chief Investment Officer of THL Credit Advisors LLC and THL Credit Senior Loan Strategies LLC and is on the investment committee of THL Credit, Inc. He also serves on the Board of Directors of an affiliate of THL Credit Advisors. He has more than twenty-eight years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management, LLC, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a

Credit Analyst for high-yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loans and high yield groups. Mr. Fellows brings extensive knowledge of high-yield bank loans and high-yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows earned his B.S. degree in Economics and Finance from the University of Nebraska and is a CFA charterholder and a member of The CFA Institute.

Howard H. Wu. Mr. Wu, 40, is a Managing Director for THL Credit Advisors LLC, Co-Head of the Direct Lending Platform and is on the investment committee of THL Credit, Inc. As a member of the Los Angeles investment team, his role includes sourcing and evaluating new investment opportunities. Mr. Wu also oversees origination, structuring and execution of investments in the healthcare vertical. Prior to joining THL Credit in 2007, Mr. Wu worked in the Corporate Finance department at Yahoo! Inc. where he executed mergers & acquisitions and strategic partnerships. He was previously in the Investment Banking Division at Bear, Stearns & Co. in San Francisco and Los Angeles. Mr. Wu earned his B.A. in Economics from the University of California, Berkeley.

Darren B. Felfeli. Mr. Felfeli, 32, is a Director for THL Credit Advisors LLC. As a member of the Dallas investment team, his role includes sourcing and evaluating new investment opportunities. Prior to joining THL Credit in 2010, Mr. Felfeli worked in the Global Investment Banking Division of RBC Capital Markets in the Energy Group from 2008 to 2010. Mr. Felfeli earned his B.S. in Business Administration with a major in Finance and minor in Accounting from the University of Texas at Austin.

Garrett M. Stephen. Mr. Stephen, 32, is a Director for THL Credit Advisors LLC. As a member of the Boston investment team, his role includes sourcing and evaluating new investment opportunities. Prior to joining THL Credit in 2012, Mr. Stephen worked in the Restructuring Group at Lazard in New York from 2011 to 2012, where he served in the investment banking division. Prior to Lazard, he worked at CDG Group, a middle market restructuring firm, where he specialized in corporate turnarounds and restructurings across a variety of industries. Mr. Stephen earned his B.S. in Finance and Quantitative Perspectives from Bentley University.

Michelle C. Handy. Ms. Handy, 44, is a Managing Director and Head of Underwriting and Portfolio Management for THL Credit Advisors LLC. She is responsible for underwriting, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2016, Ms. Handy worked at GE Capital from 2001 to 2016 where she held several roles in underwriting, portfolio management and workouts. Most recently, she was the COO of GE Capital Americas’ workout function. Ms. Handy earned her M.S. in Finance from the University of Wisconsin-Madison and her B.S. in Finance and Spanish from Boston College.

William Karim. Mr. Karim, 38, is a Director and Senior Counsel for THL Credit Advisors LLC. His role includes structuring, negotiation and review of all portfolio investments and investment opportunities. Prior to joining THL Credit in 2017, Mr. Karim worked as Counsel at Keurig Green Mountain, Inc. from 2013 to 2017 where he was responsible for negotiating and maintaining strategic partnerships, negotiating and executing credit agreements and establishing a supply chain financing program. Prior to Keurig Green Mountain, Mr. Karim worked as an Associate at Proskauer Rose LLP from 2010 to 2012 and before that, as an Associate at Mayer Brown LLP. Mr. Karim began his career as an Operations Team Service Representative at Eaton Vance Management before entering law school. Mr. Karim earned his J.D. from the Ohio State University Moritz College of Law and his B.A. in Political Science from Trinity College.

Eric Lee. Mr. Lee, 43, is a Managing Director for THL Credit Advisors LLC. As a member of the New York investment team, he is responsible for originating investment opportunities and for managing portfolio investments. Prior to joining THL Credit in 2017, Mr. Lee was a Director at Credit Suisse Asset Management in the Corporate Credit Solutions Group from 2013 to 2016 where he was responsible for originating, structuring, and monitoring investments for Credit Suisse Park View BDC, Inc. Prior to Credit Suisse Asset Management, Mr. Lee was a founding member of the team that developed and executed a middle market direct lending strategy using firm capital within the Investment Banking Division of Credit Suisse from 2010 to 2012. Mr. Lee’s experience includes seven and a half years as an investment banker in the Los Angeles offices of both UBS and Credit Suisse where he originated, executed, and arranged leveraged loan and high yield transactions for financial sponsors and corporate clients. Mr. Lee began his career as an Analyst at Stonington Partners, a $1.0 billion private equity fund established by the principals of Merrill Lynch Capital Partners, and subsequently held finance and corporate development roles at Webvan Group and DaVita prior to entering business school. Mr. Lee earned his M.B.A. with Honors from The University of Chicago Booth School of Business and his B.A. in Economics from Columbia University.

Eric C. Pearson. Mr. Pearson, 33, is a Vice President for THL Credit Advisors LLC. As a member of the Chicago investment team, his role includes evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2013, Mr. Pearson worked as an Analyst at Barclays Capital in the Technology, Media and Telecom Group from 2010 to 2012. Prior to Barclays Capital, he worked in the Consumer Group at Houlihan Lokey. Mr. Pearson earned his B.B.A. and Masters in Accounting from the University of Texas at Austin.

Amy Zheng. Ms. Zheng, 31, is a Vice President for THL Credit Advisors LLC. As a member of the Chicago investment team, her role includes evaluating new investment opportunities, executing transactions and managing portfolio investments. Prior to joining THL Credit in 2016, Ms. Zheng worked as a Senior Associate at McNally Capital from 2013 to 2015 and before that, as an Analyst at J.P. Morgan from 2011 to 2013. Ms. Zheng earned her B.S. in Industrial Engineering and Operations Research from Columbia University.

The table below shows the dollar range of shares of our common stock to be beneficially owned by the members of the Investment Committee and our investment team as of May 31, 2019.

Name of Portfolio Manager/Investment Support Team	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Christopher J. Flynn	$500,001—$1,000,000
Terrence W. Olson	$500,001—$1,000,000
Sabrina Rusnak-Carlson	$10,001—$50,000
James R. Fellows	$100,001—$500,000
W. Montgomery Cook	$10,001—$50,000
Howard H. Wu	None
Darren B. Felfeli	None
Garrett M. Stephen	$1—$10,000
Michelle Handy	None
William Karim	None
Eric Lee	None
Eric C. Pearson	$1—$10,000
Amy Zheng	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $6.58 on May 31, 2019 on The NASDAQ Global Select Market.
(3)	The dollar range of equity securities beneficially owned are: none, $1—$10,000, $10,001—$50,000, $50,001—$100,000, $100,001—$500,000, $500,001—$1,000,000, or over $1,000,000.

Investment management agreement

THL Credit Advisors serves as our investment adviser. THL Credit Advisors is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, THL Credit Advisors manages the day-to-day operations of, and provides investment advisory and management services to, THL Credit, Inc. The address of THL Credit Advisors is 100 Federal Street, 31st Floor, Boston, Massachusetts 02110.

Under the terms of our investment management agreement, THL Credit Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	closes, monitors and administers the investments we make, including the exercise of any voting or consent rights.

THL Credit Advisors’ services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we pay THL Credit Advisors a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee

Effective June 14, 2019, our stockholders approved an amended and restated investment management agreement, pursuant to which the base management fee is calculated at an annual rate of 1.0% of our gross assets payable quarterly in arrears on a calendar quarter basis. Commencing April 1, 2019, the Advisor waived base management fees in excess of 1.0% per annum. Prior to June 14, 2019, the contractual base management fee was calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2018, 2017 and 2016, THL Credit Advisors earned base management fees of $9.0 million, $10.4 million and $11.0 million, respectively, from us. For the three months ended March 31, 2019 and 2018, the Company incurred base management fees of $1.9 million and $2.3 million, respectively. As of March 31, 2019 and December 31, 2018, $1.9 million and $2.1 million, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

We accepted the Advisor’s proposal to waive 100% of the incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2019 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment. Additionally, we accepted the Advisor’s proposal to reduce the incentive fee based on pre-incentive income to 17.5%. Commencing January 1, 2018, we accepted the Advisor’s proposal to calculate the incentive fee on net investment income in a manner intended to reduce the future amount of any incentive fees and more closely align our incentive fee arrangement with the performance of the Company. This modification to the incentive fee was adopted by the shareholders on June 14, 2019 together with a reduction in the incentive fee rate of 17.5% pursuant to an amended and restated investment management agreement. Below is a description of the revised incentive fee on net investment income under this new arrangement as well as a description of the calculation under the original arrangement.

Effective of January 1, 2018, we have calculated the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waived such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that we will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, we have, at the end of each quarter, also calculated the incentive fee on net investment income owed by us to the Advisor based on the formula in place prior to January 1, 2018 to give effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If the aggregate fees on a cumulative basis for the period prior to June 14, 2019, as calculated based on the formula in place since January 1, 2018, are greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement for the period prior to June 14, 2019, the Advisor shall only be entitled to the lesser of those two amounts. See Note 4 “Related Party Transactions” to our financial statements for the details of the calculation under the investment management agreement.

Since January 1, 2018, the Reduced Incentive Fee on Net Investment Income has been calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component was calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to our aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income continues to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but is multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income continues to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income continues to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), and accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter is determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap below, the Advisor receives 100% of our preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of our preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that is paid for a particular quarter equals the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee is subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, we pay no incentive fee based on income to our Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we pay an incentive fee based on preincentive net investment income to our Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to our Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, we pay an incentive fee based on income to our Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the year ended December 31, 2018, we would have incurred $2.6 million of incentive fees related to ordinary income under this calculation. These fees were greater on a cumulative basis than the fees calculated based on the formula in place prior to January 1, 2018, therefore, the fees under the old formula were booked as an expense.

The following is a graphical representation of the calculation of the Incentive Fee based on income until January 1, 2020:

Incentive Fee based on Income

Percentage of Ordinary Income comprising the Incentive Fee based on Income until January 1, 2020

(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the Incentive Fee Cap.

Example of Calculation of the Incentive Fee based on Income Assumptions

Assumptions(1)

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $6.0 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 1 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $1.5 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 2 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.5 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 3 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

(1)	For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Determination of Incentive Fee based on income

In Quarter 1, the Ordinary Income of $6.0 million exceeds the Hurdle Amount of $2.0 million and the Catch-up Amount of $2.5 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $1.2 million ((100% of $0.5 million) + (20% of $3.5 million)) is payable to our Advisor for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $2.0 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $4.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $5.0 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $300,000 ($1.5 million ((100% of $1.0 million) + (20% of 2.5 million)) minus $1.2 million paid in Quarter 1) is payable to our Advisor for Quarter 2.

In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $6.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $7.5 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(0.4 million), calculated as follows:

(20% x ($9.5 million minus $4.0 million)) minus $1.5 million paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to our Advisor for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $8.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $10.0 million. The calculation of the Incentive Fee based on income would be $1.1 million ($2.6 million (100% of $2.0 million) + (20% of $3.0 million) minus $1.5 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of ($1.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $900,000 calculated as follows:

(20% x ($13.0 million minus $1.0 million)) minus $1.5 million. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on income of $1.1 million calculated prior to applying the Incentive Fee Cap, an Incentive Fee based on income of $900,000 is payable to our Advisor for Quarter 4.

New Incentive Fee on Net Investment Income

On June 14, 2019, our stockholders approved an amended and restated investment management agreement that modified and reduced the incentive fee rate calculation from 20% to 17.5%, effective January 1, 2020. Under the amended and restated investment management agreement, the incentive fee on net investment income will be calculated by reference to the Trailing Twelve Quarter Period (the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income will continue to be expressed as a rate of return on the value of our net assets as determined in accordance with GAAP calculated, and payable, quarterly in arrears at the end of the calendar quarter comprising of the relevant Trailing Twelve Quarter Period. The hurdle amount for incentive fee based on preincentive fee net investment income continues to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but is multiplied by the net asset value attributable to our common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarter Period (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of our common stock, including issuances pursuant to our dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarter Period.

The calculation of preincentive fee net investment income continues to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income continues to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), and accrued income that we have not yet received in cash.

As a result of the incentive fee on net investment income being calculated by reference to the Trailing Twelve Quarter Period commencing January 1, 2020, for the period commencing January 1, 2020 through December 31, 2020 (such period “2020 Year”), the Advisor has agreed that the Company will pay the Advisor less aggregate incentive fees on a quarterly basis comparative to the formula in place prior to January 1, 2018.

Therefore, during the 2020 Year, we will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018. If, at such quarter end during the 2020 Year, the aggregate incentive fees for such quarter, as calculated based on the formula in place after January 1, 2020, would be greater than the aggregate incentive fees for such quarter, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts. Such waived fees shall be irrevocable and shall not be subject to recoupment.

The following is a graphical representation of the calculation of the Incentive Fee based on income commencing January 1, 2020:

Incentive Fee based on Income

Percentage of Ordinary Income comprising the Incentive Fee based on Income Commencing January 1, 2020

(expressed as an annualized rate(1) of return on the value of net assets as of the beginning of each of the quarters included in the Trailing Twelve Quarters)

(1)	The Incentive Fee is determined on a quarterly basis but has been annualized for purposes of the above diagram. The diagram also does not reflect the Incentive Fee Cap.

Example of Calculation of the Incentive Fee based on Income Assumptions

Assumptions(1)

•	Quarter 1

•	Net Asset Value at the start of Quarter 1 = $100.0 million

•	Quarter 1 Ordinary Income = $6.0 million

•	Quarter 1 Net Capital Gain = $1.0 million

•	Quarter 1 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 1 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 2

•	Net Asset Value at the start of Quarter 2 = $100.0 million

•	Quarter 2 Ordinary Income = $1.5 million

•	Quarter 2 Net Capital Gain = $1.0 million

•	Quarter 2 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 2 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 3

•	Net Asset Value at the start of Quarter 3 = $100.0 million

•	Quarter 3 Ordinary Income = $2.0 million

•	Quarter 3 Net Capital Loss = ($6.0) million

•	Quarter 3 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

•	Quarter 4

•	Net Asset Value at the start of Quarter 4 = $100.0 million

•	Quarter 4 Ordinary Income = $3.5 million

•	Quarter 4 Net Capital Gain = $3.0 million

•	Quarter 3 Hurdle Amount = $2.0 million (calculated based on an annualized 8.0% hurdle rate)

•	Quarter 3 Catch-up Amount = $2.5 million (calculated based on an annualized 10.0% rate)

(1)	For illustrative purposes, Net Asset Value is assumed to be $100.0 million as of the beginning of all four quarters and does not give effect to gains or losses in the preceding quarters.

Determination of Incentive Fee based on income

In Quarter 1, the Ordinary Income of $6.0 million exceeds the Hurdle Amount of $2.0 million and the Catch-up Amount of $2.5 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $1,112,500 ((100% of $0.5 million) + (17.5% of $3.5 million)) is payable to our Investment Adviser for Quarter 1.

In Quarter 2, the Quarter 2 Ordinary Income of $1.5 million does not exceed the Quarter 2 Hurdle Amount of $2.0 million, but the aggregate Ordinary Income for the Trailing Twelve Quarters of $7.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $4.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $5.0 million. There are no Net Capital Losses. As a result, an Incentive Fee based on income of $325,000 ($1.5 million ((100% of $1.0 million) + (17.5% of 2.5 million)) minus $1.1 million paid in Quarter 1) is payable to our Investment Adviser for Quarter 2.

In Quarter 3, the aggregate Ordinary Income of the Trailing Twelve Quarters of $9.5 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $6.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $7.5 million. However, there is an aggregate Net Capital Loss of ($4.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $(0.4 million), calculated as follows:

(17.5% x ($9.5 million minus $4.0 million)) minus $1.437 million paid in Quarters 1 and 2. Because the Incentive Fee Cap is a negative value, there is no Incentive Fee based on income payable to our Investment Adviser for Quarter 3.

In Quarter 4, the aggregate Ordinary Income of the Trailing Twelve Quarters of $13.0 million exceeds the aggregate Hurdle Amount for the Trailing Twelve Quarters of $8.0 million and the aggregate Catch-up Amount for the Trailing Twelve Quarters of $10.0 million. The calculation of the Incentive Fee based on income would be $1,087,500 million ($2.5 million (100% of $2.0 million) + (17.5% of $3.0 million) minus $1.4 million paid in Quarters 1 and 2). However, there is an aggregate Net Capital Loss of ($1.0) million for the Trailing Twelve Quarters. As a result, the Incentive Fee Cap would apply. The Incentive Fee Cap equals $662,500 calculated as follows:

(17.5% x ($13.0 million minus $1.0 million)) minus $1.4 million. Because the Incentive Fee Cap is positive but less than the Incentive Fee based on income of $1.1 million calculated prior to applying the Incentive Fee Cap, an Incentive Fee based on income of $662,500 is payable to our Investment Adviser for Quarter 4.

Incentive Fee on Net Investment Income Prior to the Fee Waiver Agreement

The incentive fee has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated, and payable, quarterly in arrears based on our preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which is expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter, will have a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). Preincentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under our administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. The Advisor receives no incentive fee for any calendar quarter in which our preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of our preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of our preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter is limited to the lesser of (i) 20% of the amount by which our preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” is the amount, if positive, of the sum of our preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive preincentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income (expressed as a percentage of the value of net assets)

Pre-incentive fee net investment income allocated to first component of incentive fee

For the years ended December 31, 2018, 2017 and 2016, we incurred $0, $2.4 million and $4.5 million, net of incentive fees waived of $1.7 million, $0.8 million and $0, respectively, of incentive fees related to ordinary income. For the three months ended March 31, 2019 and 2018, we would have incurred $0 and $0, respectively. These fees were less on a cumulative basis than the fees calculated based on the formula in place after January 1, 2018, therefore, the fees under this formula were booked as an expense and subsequently waived.

As of March 31, 2019, December 31, 2018 and December 31, 2017, $0, $0.1 million and $0.1 million, respectively, of such incentive fees were currently payable to the Advisor. As of March 31, 2019, December 31, 2018 and December 31, 2017, $0,7, $0.7 million and $1.0 million, respectively of incentive fees incurred by us were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash.

Pre-incentive fee capital gains allocated to second component of incentive fee

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% (17.5% effective January 1, 2020) of our cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to our Advisor under the investment management agreement as of March 31, 2019, December 31, 2018 and December 31, 2017.

Payment of our expenses

All investment professionals and staff of THL Credit Advisors, when and to the extent engaged in providing investment advisory and management services to us; and the compensation and routine overhead expenses of such personnel allocable to such services (including health insurance, 401(k) plan benefits, payroll taxes and other compensation related matters), are provided and paid for by THL Credit Advisors. We bear all other costs and expenses of our operations and transactions, including those relating to:

•	our organization;

•	calculating our net asset value and net asset value per share (including the cost and expenses of any independent valuation firm);

•

expenses, including travel-related expenses, incurred by THL Credit Advisors or payable to third parties in originating investments for the portfolio, performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	interest payable on debt, if any, incurred to finance our investments;

•	the costs of future offerings of common shares and other securities, if any;

•	the base management fee and any incentive management fee;

•	distributions on our shares;

•	Administrator Expenses payable under our administration agreement;

•	transfer agent and custody fees and expenses;

•	the allocated costs incurred by THL Credit Advisors as our administrator in providing managerial assistance to those portfolio companies that request it;

•	amounts payable to third parties relating to, or associated with, evaluating, making and disposing of investments;

•	brokerage fees and commissions;

•	registration fees;

•	listing fees;

•	taxes;

•	independent director fees and expenses;

•	costs of preparing and filing reports or other documents with the SEC;

•	the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•	costs of holding stockholder meetings;

•	our fidelity bond;

•	directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•	litigation, indemnification and other non-recurring or extraordinary expenses;

•	direct costs and expenses of administration and operation, including audit and legal costs;

•	fees and expenses associated with marketing efforts, including to investors, sponsors and other origination sources;

•	dues, fees and charges of any trade association of which we are a member; and

•

all other expenses reasonably incurred by us or THL Credit Advisors in connection with administering our business, such as the allocable portion of overhead under our administration agreement, including rent and other allocable portions of the cost of certain of our officers and their respective staffs.

We reimburse THL Credit Advisors for a portion of the costs and expenses incurred by THL Credit Advisors for office space rental, office equipment and utilities deemed allocable to the performance by THL Credit Advisors of its duties under the investment management agreement, as well as any costs and expenses incurred by THL Credit Advisors relating to any non-investment advisory, administrative or operating services provided by THL Credit Advisors to us or in the form of managerial assistance to portfolio companies that request it.

THL Credit Advisors may pay amounts owed by us to third party providers of goods or services. We will subsequently reimburse THL Credit Advisors for such amounts paid on our behalf.

Limitation of liability and indemnification

The investment management agreement provides that THL Credit Advisors and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the investment management agreement. The investment management agreement also provides for indemnification by us of THL Credit Advisors’ members, directors, officers, employees, agents and control persons for liabilities incurred by it in connection with their services to us, subject to the same limitations and to certain conditions.

Duration and termination

The investment management agreement was approved by our board of directors on March 5, 2019, as described further below under “Business—Board Approval of the Investment Advisory Agreement.” Unless terminated earlier as described below, it will remain in effect from year to year if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment. The investment management agreement may be terminated by either party without penalty upon not less than 60 days written notice to the other. Any termination by us must be authorized either by our board of directors or by vote of our stockholders. See Item 1A “Risk Factors—Risks relating to our business.” We are dependent upon senior management personnel of our investment adviser for our future success, and if our investment adviser is unable to retain qualified personnel or if our investment adviser loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.

Board Approval of the Investment Advisory Agreement

At a meeting of our Board of Directors held on March 5, 2019, our board of directors unanimously voted to approve the investment advisory agreement. In reaching a decision to approve the investment advisory agreement, the board of directors reviewed a significant amount of information and considered, among other things:

•	the nature, quality and extent of the advisory and other services to be provided to us by THL Credit Advisors;

•	the fee structures of comparable externally managed business development companies that engage in similar investing activities;

•	our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

•

any existing and potential sources of indirect income to THL Credit Advisors from its relationship with us and the profitability of that relationship, including through the investment advisory agreement;

•	information about the services to be performed and the personnel performing such services under the investment advisory agreement;

•	the organizational capability and financial condition of THL Credit Advisors and its affiliates; and

•	various other matters.

Based on the information reviewed and the discussions detailed above, the board of directors, including all of the directors who are not “interested persons” as defined in the 1940 Act, concluded that the investment advisory fee rates and terms are reasonable in relation to the services provided and approved the investment advisory agreement as being in the best interests of our stockholders.

Approval of the Amended and Restated Investment Advisory Agreement

At the March 5, 2019 in-person meeting, the Board, including a majority of the Independent Directors, voted unanimously to approve an amended and restated investment management agreement (the “Proposed Amended Agreement”) and submit both for approval by the Company’s stockholders.

In considering whether to recommend the approval of the Proposed Amended Agreement, the Board considered materials provided by the Advisor and met with senior management of the Advisor to discuss a number of topics affecting their determination, which included the same six areas of emphasis that are described above as considerations of the Existing Agreement. The Board also reviewed scenario analysis regarding the proposed incentive fee calculation. The cumulative base management and incentive fees would on a pro forma basis be 17.5% less as applied to the fiscal year ended December 31, 2018 compared to the aggregate fees due and payable under the Existing Agreement. The Board also discussed with senior management of the Advisor as to why the aggregate incentive fees would have been greater for the fiscal year ended December 31, 2018 with the application of the lower incentive fee rate. As set forth in footnote (2) of the table above, the greater incentive fee amount results from applying the lookback for four quarters compared to a full Trailing Twelve Quarter Period because such lookback commences on January 1, 2018. The Board determined that such shorter lookback period would not apply at the time the Proposed Amendment Agreement becomes effective because (1) the incentive fee would go into effect no earlier than January 1, 2020 as a result of the waiver of all incentive fees through December 31, 2019 and (2) the Advisor’s agreement to accept the lesser of the incentive fee that would be due as calculated under the Existing Agreement and the Proposed Amended Agreement from January 1, 2020 to December 31, 2020 (the date after which a full Trailing Twelve Quarter Period will be established) which would apply a full Trailing Twelve Quarter Period lookback.

The Board also discussed in detail the Proposed Amended Agreement incentive fee calculation that encompasses a Trailing Twelve Quarter Period of preincentive fee net investment income compared to the single-quarter analysis utilized by the Existing Agreement. The Board determined that a Trailing Twelve Quarter Period calculation of incentive fee is a beneficial means of measuring performance over a longer period rather than a quarter by quarter analysis. The Board considered that the possibility exists such incentive fee calculation over a Trailing Twelve Quarter Period under the Proposed Amended Agreement can, in any given quarter, result in greater incentive fees paid after December 31, 2020 compared to the incentive fee structure in effect prior to January 1, 2018 in the event that the Company significantly increases preincentive fee net investment income in excess of prior quarters that would allow the Advisor to recoup incentive fees in prior quarters that otherwise would not have been earned under the Existing Agreement. Nonetheless, the Board determined that such calculation was reasonable because such payment was still subject to the Incentive Fee Cap which limited such incentive fee payment to 17.5% of the Cumulative Net Return (constituting preincentive fee net investment income in respect of the relevant Trailing Twelve Quarter Period less Net Capital Loss during the relevant Trailing Twelve Quarter Period). Additionally, based on information provided to the Board by the Advisor, the Board determined in reliance on the information that on average, such aggregate fees will likely result in lower aggregate fees as a result of the reduced rates of both the incentive and base management fees and that the proposed incentive fee calculation would result in lower fees in the event of material decline of preincentive fee net investment income and/or Net Capital Loss as compared to the incentive fee calculation under the Existing Agreement.

No single factor was responsible for the Board’s determinations. Rather, after weighing all of the reasons discussed above, the Board, including a majority of the Independent Directors, unanimously determined that the Proposed Amended Agreement, as proposed, is fair and reasonable in relation to the services to be provided and approved the Proposed Amended Agreement as being in the best interests of the Company and its stockholders.

Administration Agreement

We have entered into an administration agreement with THL Credit Advisors, which we refer to as the “administration agreement,” under which the Administrator provides administrative services to us. For providing these services, facilities and personnel, we reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of certain of our officers and their respective staffs.

The Administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse the Administrator for such amounts paid on our behalf.

Additionally, at our request, the Administrator provides on our behalf significant managerial assistance to our portfolio companies to which we are required to provide such assistance.

License Agreement

We and THL Credit Advisors have entered into a license agreement with THL Partners under which THL Partners has granted to us and THL Credit Advisors a non-exclusive, personal, revocable worldwide non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with our respective businesses. This license agreement is royalty-free, which means we are not charged a fee for our use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to us or THL Credit Advisors by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either us or THL Credit Advisors by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either us or THL Credit Advisors at our or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, we and THL Credit Advisors must cease to use the name and mark THL, including any use in our respective legal names, filings, listings and other uses that may require us to withdraw or replace our names and marks. Other than with respect to the limited rights contained in the license agreement, we and THL Credit Advisors have no right to use, or other rights in respect of, the THL name and mark. We are an entity operated independently from THL Partners, and third parties who deal with us have no recourse against THL Partners.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risks—Risks Related to our Business—There will be uncertainty as to the value of our portfolio investments.”

With respect to investments for which market quotations are not readily available, our board of directors undertakes a multi-step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for managing portfolio investments;

•	preliminary valuation conclusions are then documented and are reviewed with the investment committee of THL Credit Advisors LLC, or the Advisor;

•	valuation recommendations are then discussed with the pricing committee of the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations approved by the pricing committee of the Advisor and such valuations provided by the independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA.

Equity

We use a combination of the income and market approaches to value our equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity, and enterprise values, among other factors.

Investments in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level l—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. For more information about our fair value measurements, see Note 3 to our consolidated financial statements.

We consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We have adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in our investments in funds. The remaining term of our investments in funds is expected to be two to six years.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our investment adviser’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our investment adviser’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a 10¢ per share brokerage commissions from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive dividends in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at (866) 710-4835. You will need to know your AST ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date; otherwise, such termination will be effective only with respect to any subsequent dividend.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

We were incorporated on May 26, 2009 under the laws of the state of Delaware. Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 31,676,356 shares were outstanding as of May 31, 2019, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of May 31, 2018. Our common stock is quoted on The NASDAQ Global Select Market under the ticker symbol “TCRD.” The table below sets forth our capital stock as of August 5, 2019.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	31,090,679
Preferred Stock, $0.001 par value per share	100,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any distributions declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

At our 2018 Annual Meeting of Stockholders, stockholders approved an amendment to our certificate of incorporation to make certain revisions to bring provisions in our certificate of incorporation into conformity with Delaware law and our certificate of incorporation and bylaws provide that:

•	directors may be removed with or without cause by the affirmative vote of the holders of a majority of the then outstanding shares of our capital stock entitled to vote; and

•

subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

The limitations on the filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to adopt, amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors or by a vote of a majority of our stockholders.

Limitations of liability and indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-takeover provisions

The following summary outlines certain provisions of Delaware law and our certificate of incorporation regarding anti-takeover provisions. These provisions could have the effect of limiting the ability of other entities or persons to acquire control of us by means of a tender offer, proxy contest or otherwise, or to change the composition of our board of directors. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. These measures, however, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders and could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices. These attempts could also have the effect of increasing our expenses and disrupting our normal operation. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging acquisition proposals because the negotiation of the proposals may improve their terms.

Pursuant to Delaware law and our certificate of incorporation, a director may be removed from office with or without cause by a vote of the holders of at a majority of the shares then entitled to vote for the election of the respective director.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our board of directors has determined that provisions with respect to the board of directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of stockholders generally.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our certificate of incorporation authorizes the issuance of preferred stock. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval, although we have no immediate intention to do so. If we offer preferred stock under this prospectus we will issue an appropriate prospectus supplement. Prior to issuance of shares of each class or series, our board of directors is required by Delaware law and by our certificate of incorporation to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any such an issuance must adhere to the requirements of the 1940 Act, Delaware law and any other limitations imposed by law.

The following is a general description of the terms of the preferred stock we may issue from time to time. Particular terms of any preferred stock we offer will be described in the prospectus supplement accompanying each preferred share offering.

The 1940 Act requires, among other things, that (i) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends or other distribution on the preferred stock are in arrears by two years or more, and (iii) such shares be cumulative as to dividends and have a complete preference over our common stock to payment of their liquidation in event of dissolution. Some matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•

the rate and time at which, and the preferences and conditions under which, any dividends or other distributions will be paid on shares of such series, as well as whether such dividends or other distributions are participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series, including adjustments to the conversion price of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative powers, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which dividends or other distributions, if any, thereon will be cumulative. To the extent we issue preferred stock, the payment of dividends to holders of our preferred stock will take priority over payment of dividends to our common stockholders.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

The following is a general description of the terms of the subscription rights we may issue from time to time. Particular terms of any subscription rights we offer will be described in the prospectus supplement relating to such subscription rights.

We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

Our stockholders will indirectly bear all of the expenses of the subscription rights offering, regardless of whether our stockholders exercise any subscription rights.

A prospectus supplement will describe the particular terms of any subscription rights we may issue, including the following:

•

the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

•	the title and aggregate number of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the currency or currencies, including composite currencies, in which the price of such subscription rights may be payable;

•

if applicable, the designation and terms of the securities with which the subscription rights are issued and the number of subscription rights issued with each such security or each principal amount of such security;

•	the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

•	the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

•	if applicable, the minimum or maximum number of subscription rights that may be exercised at one time;

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering;

•	the terms of any rights to redeem, or call such subscription rights;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the subscription rights;

•	the material terms of any standby underwriting, backstop or other purchase arrangement that we may enter into in connection with the subscription rights offering;

•	if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Each subscription right will entitle the holder of the subscription right to purchase for cash or other consideration such amount of shares of common stock at such subscription price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights will become void.

Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. If less than all of the rights represented by such subscription rights certificate are exercised, a new subscription certificate will be issued for the remaining rights. Prior to exercising their subscription rights, holders of subscription rights will not have any of the rights of holders of the securities purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Under the 1940 Act, we may generally only offer subscription rights (other than rights to subscribe expiring not later than 120 days after their issuance and issued exclusively and ratably to a class or classes of our security holders) on the condition that (1) the subscription rights expire by their terms within ten years; (2) the exercise price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such subscription rights, and a “required” majority of our Board of Directors approves of such issuance on the basis that the issuance is in the best interests of THL Credit and our stockholders; and (4) if the subscription rights are accompanied by other securities, the subscription rights are not separately transferable unless no class of such subscription rights and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities.

For information regarding the dilutive impact of rights offerings, please see “Risks—Risks Related to our Investments—” Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.”

DESCRIPTION OF WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants and will be subject to compliance with the 1940 Act.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title and aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•

in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•

in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire (subject to any extension);

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	the terms of any rights to redeem, or call such warrants;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Each warrant will entitle the holder to purchase for cash such common stock or preferred stock at the exercise price or such principal amount of debt securities as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the warrants offered thereby. Warrants may be exercised as set forth in the prospectus supplement beginning on the date specified therein and continuing until the close of business on the expiration date set forth in the prospectus supplement. After the close of business on the expiration date, unexercised warrants will become void.

Upon receipt of payment and a warrant certificate properly completed and duly executed at the corporate trust office of the warrant agent or any other office indicated in the prospectus supplement, we will, as soon as practicable, forward the securities purchasable upon such exercise. If less than all of the warrants represented by such warrant certificate are exercised, a new warrant certificate will be issued for the remaining warrants. If we so indicate in the applicable prospectus supplement, holders of the warrants may surrender securities as all or part of the exercise price for warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends or other distributions, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in this prospectus and in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, including any supplemental indenture, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “Events of Default—Remedies if an Event of Default Occurs.” Second, the trustee performs certain administrative duties for us.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. The following description summarizes the material provisions of the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. We have filed the form of the indenture with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

A prospectus supplement, which will accompany this prospectus, will describe the particular terms of any series of debt securities being offered, including the following:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•

whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	if applicable, a discussion of certain U.S. federal income tax considerations, including any U.S. federal income tax considerations relating to original issue discount;

•

whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 150%immediately after each such issuance. In addition, while any indebtedness and other senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC may limit our ability to, and the way in which we, raise additional capital, which could have a material adverse impact on our liquidity, financial condition and results of operations.”

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”), may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Resignation of Trustee” section below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

We expect that we will usually issue debt securities in book entry only form represented by global securities.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will usually issue debt securities in book-entry only form represented by global securities.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor would hold a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices,

•	whether it imposes fees or charges,

•	how it would handle a request for the holders’ consent, if ever required,

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities,

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests, and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we usually will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Special Situations when a Global Security Will Be Terminated”. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

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An investor cannot cause the debt securities to be registered in his or her name, and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below.

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An investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Issuance of Securities in Registered Form” above.

•	An investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form.

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An investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective.

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The depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way.

•	If we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series.

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An investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee.

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DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security.

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Financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security will be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of legal holders and street name investors under “Issuance of Securities in Registered Form” above.

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often approximately two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment when Offices are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within five days;

•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;

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we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days;

•	on the last business day of each of 24 consecutive calendar months, we have an asset coverage of less than 100%; and

•	any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	the holder must give your trustee written notice that an Event of Default has occurred and remains uncured;

•

the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

•	the payment of principal, any premium or interest; or

•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We may also be permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing;

•

under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Approval

First, there are changes that we cannot make to debt securities without specific approval of all of the holders. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

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modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

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if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

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for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Defeasance—Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions as described under the “Indenture Provisions—Subordination” section below. In order to achieve covenant defeasance, we must do the following:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

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we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity; and

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we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

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if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and United States government or United States government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

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we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit;

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we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with;

•	Defeasance must not result in a breach of the indenture or any other material agreements; and

•	Satisfy the conditions for covenant defeasance contained in any supplemental indentures.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all senior indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on senior indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all senior indebtedness is paid in full, the payment or distribution must be paid over to the holders of the senior indebtedness or on their behalf for application to the payment of all the senior indebtedness remaining unpaid until all the senior indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the senior indebtedness. Subject to the payment in full of all senior indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the senior indebtedness to the extent of payments made to the holders of the senior indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

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our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our senior indebtedness outstanding as of a recent date.

Secured Indebtedness

Certain of our indebtedness, including certain series of indenture securities, may be secured. The prospectus supplement for each series of indenture securities will describe the terms of any security interest for such series and will indicate the approximate amount of our secured indebtedness as of a recent date. In the event of a distribution of our assets upon our insolvency, the holders of unsecured indenture securities may recover less, ratably, than holders of any of our secured indebtedness.

The Trustee under the Indenture

U.S. Bank National Association will serve as the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

Convertible Debt and Certain 1940 Act Limitations

As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. If we obtained such approval, each issuance of debt with warrants or debt convertible into shares of our common stock would comply with Section 61(a) of the 1940 Act, to the extent applicable. If Section 61 is applicable:

(i)	the exercise or conversion rights in such warrants or debt expire by their terms within 10 years;

(ii)	the warrants and the exercise or conversion rights in such warrants or debt are not separately transferable;

(iii)

the exercise or conversion price of such warrants or debt that, at the time such warrants or convertible debt are issued, will not be less than the market value per share but may be below NAV at the date of issuance of such warrants or convertible debt;

(iv)

the issuance of such warrants or convertible debt is approved by a majority of the Board who have no financial interest in the transaction and a majority of the non-interested directors on the basis that such issuance is in the best interests of the Company and our stockholders; and

(v)

the number of shares of our common stock that would result from the exercise or conversion of such warrants or debt and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such warrants or debt will not exceed 25% of our outstanding common stock at such time. However, if the number of shares of our common stock that would result from the exercise of all outstanding securities convertible, exercisable, or exchangeable into shares of our common stock held by our directors, officers and employees pursuant to equity compensation plans exceeds 15% of our outstanding common stock, then the total amount of common stock that will result from the exercise of all outstanding warrants, convertible debt, and all other securities convertible, exercisable, or exchangeable into shares of common stock will not exceed 20% of our outstanding common stock at such time.

Pursuant to certain interpretations of the staff of the SEC, not all types of convertible securities that we may issue are required to comply with Section 61(a), including circumstances in which the value of the conversion feature is not the predominate value of the convertible bond. Any convertible securities we issue that are not subject to Section 61(a) will be issued in compliance with the then current views of the SEC and its staff.

REGULATION

Regulated Investment Company and Business Development Company Regulations

We have elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent. See Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

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Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

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is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

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is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

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Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

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Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Business—Business Development Company Regulations—Qualifying assets” above. Business development companies generally must offer to make available to the issuer of the securities significant managerial assistance, except in circumstances where either (i) the business development company controls such issuer of securities or (ii) the business development company purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. Our investment Advisor monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of THL Credit and its stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.

Senior securities

We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, we are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. At our Annual Meeting of Stockholders on June 14, 2019, stockholders approved a proposal to reduce our asset coverage ratio to 150%. Such asset coverage ratio became effective on June 15, 2019.

We are required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage, and risks related to leverage. We also must amend our Revolving Facility in order to increase our leverage, which requires lender consent. See “Financial Condition, Liquidity and Capital Resources—Credit Facility; Notes.” In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risks—Risks related to our operations as a BDC.”

No-action relief from registration as a commodity pool operator

We are relying on a no-action letter (the “No-Action Letter”) issued by the staff of the Commodity Futures Trading Commission (the “CFTC”) as a basis to avoid registration with the CFTC as a commodity pool operator (“CPO”). The No-Action Letter allows an entity to engage in CFTC-regulated transactions (“commodity interest transactions”) that are “bona fide hedging” transactions (as that term is defined and interpreted by the CFTC and its staff), but prohibit an entity from entering into commodity interest transactions if they are non-bona fide hedging transactions, unless immediately after entering such non-bona fide hedging transaction (a) the sum of the amount of initial margin deposits on the entity’s existing futures or swaps positions and option or swaption premiums does not exceed 5% of the market value of the entity’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the entity’s commodity interest transactions would not exceed 100% of the market value of the entity’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. We are required to operate pursuant to these trading restrictions if we intend to continue to rely on the No-Action Letter as a basis to avoid CPO registration.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to THL Credit Advisors. The Proxy Voting Policies and Procedures of THL Credit Advisors are set forth below. The guidelines are reviewed periodically by THL Credit Advisors and our independent directors, and, accordingly, are subject to change.

Introduction

THL Credit Advisors is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, THL Credit Advisors has fiduciary duties to us. As part of this duty, THL Credit Advisors recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. THL Credit Advisors’ Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

THL Credit Advisors evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and THL Credit Advisors will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

THL Credit Advisors also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If THL Credit Advisors has determined that management is generally socially responsible, THL Credit Advisors will generally vote against these types of non-routine proposals. Non-routine proposals, to the extent they occur, concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. THL Credit Advisors will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. THL Credit Advisors typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, THL Credit Advisors believes stability and continuity promote profitability. THL Credit Advisors’ guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, THL Credit Advisors must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, THL Credit Advisors’ employees shall vote the proxy in accordance with THL Credit Advisors’ proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to:

General Counsel

THL Credit, Inc.

100 Federal Street, 31st Floor

Boston, MA 02110

Code of ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have also approved our investment adviser’s code of ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 of the Advisers Act. These codes establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts so long as such investments are made in accordance with the code’s requirements. You may read and copy our code of ethics and our code of ethics and business conduct at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, our code of ethics and our code of ethics and business conduct are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov and are available on our corporate governance webpage at http://investor.THLCreditBDC.com/corporate-governance.com.

Privacy Principles

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to nonpublic personal information about our stockholders to our investment adviser’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Compliance with Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We have adopted an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We are subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and THL Credit Advisors have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and THL Credit Advisors have designated a chief compliance officer, Sabrina Rusnak-Carlson, to be responsible for administering the policies and procedures.

The SEC staff has granted us relief sought in an exemptive application that expands our ability to co-invest in portfolio companies with other funds managed by the Advisor or its affiliates (“Affiliated Funds”) in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, we are permitted to co-invest with our affiliates if a “required majority” (as defined in Section 57(o) of the 1940 Act) or our independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to us and our stockholders and do not involve overreaching by us or our stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective and strategies.

You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC 20549, on official business days during the hours of 10:00 am to 3:00 pm. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202)551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is http://www.sec.gov.

Our internet address is www.THLCreditBDC.com. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The information contained on or accessible through our website is not part of this prospectus.

TAX MATTERS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to us and the purchase, ownership and disposition of our common stock and preferred stock. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances. Unless otherwise noted, this discussion applies only to U.S. stockholders that hold our common stock or preferred stock as capital assets. A U.S. stockholder is an individual who is a citizen or resident of the United States, a U.S. corporation, a trust if it (a) is subject to the primary supervision of a court in the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has made a valid election to be treated as a U.S. person, or any estate the income of which is subject to U.S. federal income tax regardless of its source. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, or differing interpretations (possibly with retroactive effect). This discussion does not represent a detailed description of the U.S. federal income tax consequences relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, partnerships or other pass-through entities (or investors therein), U.S. stockholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, U.S. expatriates, or persons that will hold our common stock or preferred stock as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes. In addition, this discussion does not address the application of the Medicare tax on net investment income or the U.S. federal alternative minimum tax, or any tax consequences attributable to persons being required to accelerate the recognition of any item of gross income with respect to our common stock or preferred stock as a result of such income being recognized on an applicable financial statement. Prospective investors should consult their tax advisors with regard to the U.S. federal tax consequences (including estate and gift tax consequences, which this summary does not address) of the purchase, ownership, or disposition of our common stock or preferred stock, as well as the tax consequences arising under the laws of any state, foreign country or other taxing jurisdiction.

This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock or debt securities or as units in combination with such securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement. In addition, we may issue preferred stock with terms resulting in U.S. federal income taxation of holders with respect to such preferred stock in a manner different from as set forth in this summary. In such instances, such differences will be discussed in a relevant prospectus supplement.

Taxation as a Regulated Investment Company

We have elected to be treated, and intend to qualify each taxable year, as a RIC under Subchapter M of the Code.

To qualify for the favorable tax treatment accorded to RICs under Subchapter M of the Code, the Company must, among other things: (1) have an election in effect to be treated as a BDC under the 1940 Act at all times during each taxable year; (2) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; and (b) net income derived from an interest in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each, a “Qualified Publicly Traded Partnership”); and (3) diversify its holdings so that, at the end of each quarter of each taxable year of the Company (a) at least 50% of the value of the Company’s total assets is represented by cash and cash items (including receivables), U.S. government securities and securities of other

RICs, and other securities for purposes of this calculation limited, in respect of any one issuer to an amount not greater in value than 5% of the value of the Company’s total assets, and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Company’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Company controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships (described in 2b above).

As a RIC, the Company generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but determined without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its stockholders, provided that it distributes at least 90% of the sum of its investment company taxable income and its net tax-exempt income for such taxable year. The Company will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its stockholders. The Company intends to distribute to its stockholders, at least annually, substantially all of its investment company taxable income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax. To prevent imposition of the excise tax, the Company must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (iii) any ordinary income and capital gains for previous years that were not distributed during those years. For these purposes, the Company will be deemed to have distributed any income or gains on which it paid U.S. federal income tax.

A distribution will be treated as paid on December 31 of any calendar year if it is declared by the Company in October, November or December with a record date in such a month and paid by the Company during January of the following calendar year. Such distributions will be taxable to stockholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Company failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income (including distributions of net capital gain), even if such income were distributed to its stockholders, and all distributions out of earnings and profits would be taxed to stockholders as ordinary dividend income. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” in the case of individual and other noncorporate stockholders and (ii) for the dividends received deduction in the case of corporate stockholders. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Distributions

Distributions to stockholders by the Company of ordinary income (including “market discount” realized by the Company on the sale of debt securities), and of net short-term capital gains, if any, realized by the Company will generally be taxable to stockholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits. Distributions, if any, of net capital gains properly reported as “capital gain dividends” will be taxable as long-term capital gains, regardless of the length of time the stockholder has owned our common stock or preferred stock. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) will be treated by a stockholder as a return of capital which will be applied against and reduce the stockholder’s basis in his or her shares of common stock or preferred stock. To the extent that the amount of any such distribution exceeds the stockholder’s basis in his or her shares of common stock or preferred stock, the excess will be treated by the stockholder as gain from a sale or exchange of the common stock or preferred stock. Distributions paid by the Company generally will not be eligible for the dividends received deduction allowed to corporations or for the reduced rates applicable to certain qualified dividend income received by non-corporate stockholders.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares of common stock pursuant to the dividend reinvestment plan. Stockholders receiving distributions in the form of additional shares of common stock will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Company issues additional shares of common stock with a fair market value equal to or greater than NAV, in which case, such stockholders will be treated as receiving a distribution in the amount of the fair market value of the distributed shares of common stock. The additional shares of common stock received by a stockholder pursuant to the dividend reinvestment plan will have a new holding period commencing on the day following the day on which the shares of common stock were credited to the stockholder’s account.

The Company may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its stockholders, who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each stockholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Company on the gain and (iii) increase the tax basis in his or her shares of common or preferred stock by an amount equal to the deemed distribution less the tax credit.

The Internal Revenue Service, or the IRS, currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gains) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Company issues preferred stock, the Company intends to allocate capital gain dividends, if any, between its common stock and preferred stock in proportion to the total dividends paid to each class with respect to such tax year. Stockholders will be notified annually as to the U.S. federal tax status of distributions, and stockholders receiving distributions in the form of additional shares of common stock will receive a report as to the NAV of those shares.

Sale or Exchange of Stock

Upon the sale or other disposition of our common stock or preferred stock (except pursuant to a repurchase by the Company, as described below), a stockholder will generally realize a capital gain or loss in an amount equal to the difference between the amount realized and the stockholder’s adjusted tax basis in the common stock or preferred stock sold. Such gain or loss will be long-term or short-term, depending upon the stockholder’s holding period for the common stock or preferred stock. Generally, a stockholder’s gain or loss will be a long-term gain or loss if the common stock or preferred stock has been held for more than one year. For non-corporate taxpayers, long-term capital gains are currently eligible for reduced rates of taxation.

No loss will be allowed on the sale or other disposition of common stock or preferred stock if the owner acquires (including pursuant to the dividend reinvestment plan) or enters into a contract or option to acquire securities that are substantially identical to such common stock or preferred stock within 30 days before or after the disposition. In such a case, the basis of the securities acquired will be adjusted to reflect the disallowed loss. Losses realized by a stockholder on the sale or exchange of common stock or preferred stock held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains) with respect to such common stock or preferred stock.

From time to time, the Company may offer to repurchase its outstanding common stock. Stockholders who tender all shares of common stock of the Company held, or considered to be held, by them will generally be treated as having sold their shares of common stock and generally will realize a capital gain or loss. If a stockholder tenders fewer than all of its shares of common stock or fewer than all shares of common stock tendered are repurchased, such stockholder may be treated as having received a taxable dividend upon the tender of its shares of common stock. In such a case, there is a risk that non-tendering stockholders, and stockholders who tender some but not all of their shares of common stock or fewer than all of whose shares of common stock are repurchased, in each case whose percentage interests in the Company increase as a result of such tender, will be treated as having received a taxable distribution from the Company. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming common stock of the Company.

Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of common stock or preferred stock of $2 million or more for an individual stockholder or $10 million or more for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on IRS Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Nature of the Company’s Investments

Certain of the Company’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Company to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the intended characterization of certain complex financial transactions and (vii) produce income that will not be treated as qualifying income for purposes of the 90% gross income test described above.

These rules could therefore affect the character, amount and timing of distributions to stockholders and the Company’s status as a RIC. The Company will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Below Investment Grade Instruments

The Company expects to invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company, to the extent necessary, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Original Issue Discount and Other Accrued Amounts

For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as zero coupon securities, debt instruments with

PIK interest or, in certain cases, increasing interest rates or debt instruments that were issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Moreover, under recently enacted tax legislation, we generally will be required to take certain amounts in income no later than the time such amounts are reflected on certain financial statements. The application of this rule may require the accrual of income with respect to our debt instruments, such as original issue discount, earlier than would be the case under the general tax rules, although the precise application of this rule is unclear at this time. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of the accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may not qualify for or maintain RIC tax treatment and thus may become subject to corporate-level income tax.

Market Discount

In general, the Company will be treated as having acquired a security with market discount if its stated redemption price at maturity (or, in the case of a security issued with original issue discount, its revised issue price) exceeds the Company’s initial tax basis in the security by more than a statutory de minimis amount. The Company will be required to treat any principal payments on, or any gain derived from the disposition of, any securities acquired with market discount as ordinary income to the extent of the accrued market discount, unless the Company makes an election to accrue market discount on a current basis. If this election is not made, all or a portion of any deduction for interest expense incurred to purchase or carry a market discount security may be deferred until the Company sells or otherwise disposes of such security.

Currency Fluctuations

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Company accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Foreign Taxes

The Company’s investment in non-U.S. securities may be subject to non-U.S. withholding taxes. In that case, the Company’s yield on those securities would be decreased. Stockholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Company.

Preferred Stock or Borrowings

If the Company utilizes leverage through the issuance of preferred stock or borrowings, it may be restricted by certain covenants with respect to the declaration of, and payment of, dividends on common stock in certain circumstances. Limits on the Company’s payments of dividends on common stock may prevent the Company from meeting the distribution requirements described above, and may, therefore, jeopardize the Company’s qualification for taxation as a RIC and possibly subject the Company to the 4% excise tax. The Company will endeavor to avoid restrictions on its ability to make dividend payments.

Backup Withholding

The Company may be required to withhold from all distributions and redemption proceeds payable to U.S. stockholders who fail to provide the Company with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain stockholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

Foreign Stockholders

U.S. taxation of a stockholder who is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “foreign Stockholder”), depends on whether the income from the Company is “effectively connected” with a U.S. trade or business carried on by the stockholder.

If the income from the Company is not “effectively connected” with a U.S. trade or business carried on by the foreign Stockholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. However, dividends paid by the Company that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Company properly reports such dividends to stockholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if received directly by a foreign stockholder, and that satisfy certain other requirements. A foreign Stockholder whose income from the Company is not “effectively connected” with a U.S. trade or business would generally be exempt from U.S. federal income tax on capital gain dividends, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common stock or preferred stock. However, a foreign Stockholder who is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to a U.S. tax of 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains.

If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a foreign Stockholder, then distributions of investment company taxable income, any capital gain dividends, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of common stock or preferred stock will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. Foreign corporate stockholders may also be subject to the branch profits tax imposed by the Code.

The Company may be required to withhold from distributions that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the foreign Stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a foreign Stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

Additional Withholding Requirements

Under Sections 1471 through 1474 of the Code (such Sections commonly referred to as “FATCA”), a 30% U.S. federal withholding tax may apply to any dividends that the Company pays to (i) a “foreign financial institution” (as specifically defined in the Code), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in the Code) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such nonfinancial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. In addition, foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. You should consult your own tax advisor regarding FATCA and whether it may be relevant to your ownership and disposition of our common stock or preferred stock.

Other Taxation

Stockholders may be subject to state, local and foreign taxes on their distributions from the Company. Stockholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Company.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $300,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities directly or through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; any expenses we incur in connection with the sale of such securities; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our voting securities or (3) under such circumstances as the SEC may permit.

In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum amount of any compensation to be received by any member of the Financial Industry Regulatory Authority or independent broker-dealer will not be greater than 10% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

In order to comply with the securities laws of certain states, if applicable, shares of our common stock offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

CUSTODIAN

State Street Bank & Trust Company provides administrative and accounting services under a sub-administration agreement. State Street provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

TRANSFER AGENT

American Stock Transfer and Trust Company provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, New York 10007.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, THL Credit Advisors is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. THL Credit Advisors does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While THL Credit Advisors generally seeks reasonably competitive trade execution costs, we may not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, THL Credit Advisors may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if THL Credit Advisors determines in good faith that such commission is reasonable in relation to the services provided. For the For the three months ended March 31, 2019 and 2018 and for each of the years ended December 31, 2018, 2017 and 2016, we paid $0 in brokerage commissions.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Simpson Thacher & Bartlett LLP, Washington, D.C. Certain legal matters will be passed upon for underwriters, if any, by the counsel named in the prospectus supplement.

EXPERTS

PricewaterhouseCoopers LLP, located at 101 Seaport Boulevard, Boston, MA 02210, is the independent registered public accounting firm of the Company. PricewaterhouseCoopers LLP audits the Company’s financial statements and the effectiveness of the Company’s internal control over financial reporting, and provides audit related services and tax services.

The financial statements as of December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 and management’s assessment of the effectiveness of internal control over financial reporting (which is included in Management’s Report on Internal Control over Financial Reporting) as of December 31, 2018 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of OEM Group, LLC for the year ended December 31, 2018 included in this registration statement have been so included in reliance on the report of RSM US LLP, an independent public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Copperweld Bimetallics, LLC for the year ended December 31, 2018 included in this registration statement have been so included in reliance on the report of Anglin Reichmann Armstrong, P.C., an independent public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Logan JV for the years ended December 31, 2018 and 2017 and for each of the three years in the period ended December 31, 2018 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to describe the material terms thereof but are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

We file annual, quarterly and current periodic reports, proxy statements and other information with the SEC under the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549-0102. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

MANAGEMENT’S REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The management of THL Credit, Inc. and its Subsidiaries (except where the context suggests otherwise, the terms “we,” “us,” “our,” and “THL Credit” refer to THL Credit, Inc. and its Subsidiaries) is responsible for establishing and maintaining adequate internal control over financial reporting as such term is defined in Exchange Act Rule 13a-15(f), and for performing an assessment of the effectiveness of internal control over financial reporting as of December 31, 2017. Internal control over financial reporting is a process designed by, or under the supervision of, our principal executive and principal financial officers, or persons performing similar functions, and effected by our board of directors, management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of our assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation.

Management performed an assessment of the effectiveness of our internal control over financial reporting as of December 31, 2018 based upon the criteria set forth in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that our internal control over financial reporting was effective as of December 31, 2018.

Unaudited Consolidated Financial Statements

Consolidated Statements of Assets and Liabilities as of March 31, 2019 (unaudited) and December 31, 2018	F-2

Consolidated Statements of Operations for the three months ended March 31, 2019 and 2018 (unaudited)	F-3

Consolidated Statements of Changes in Net Assets for the three months ended March 31, 2019 and 2018 (unaudited)	F-4

Consolidated Statements of Cash Flows for the three months ended March 31, 2019 and 2018 (unaudited)	F-5

Consolidated Schedules of Investments as of March 31, 2019 (unaudited) and December 31, 2018	F-6

Notes to Consolidated Financial Statements (unaudited)	F-28

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm	F-77

Consolidated Statements of Assets & Liabilities as of December 31, 2018 and 2017	F-79

Consolidated Statements of Operations for the years ended December 31, 2018, 2017 and 2016	F-80

Consolidated Statements of Changes in Net Assets for the years ended December 31, 2018, 2017 and 2016	F-81

Consolidated Statements of Cash Flows for the years ended December 31, 2018, 2017 and 2016	F-82

Consolidated Schedule of Investments as of December 31, 2018 and December 31, 2017	F-83

Notes to Consolidated Financial Statements	F-103

Schedule 12-14	F-152

Financial Statements of THL Credit Logan JV LLC as of and for the year ended December 31, 2018 (audited)	F-156

Financial Statements of OEM Group, LLC

Financial Statements of OEM Group, LLC as of and for the year ended December 31, 2018 (audited)	F-184

Financial Statements of OEM Group, LLC as of and for the year ended December 31, 2017 and 2016	F-199

Financial Statements or Copperweld Bimetallics LLC

Financial Statements of Copperweld Bimetallics LLC as of and for the year ended December 31, 2018 (audited)	F-215

Financial Statements of Copperweld Bimetallics LLC as of and for the year ended December 31, 2017 and as of and for the period from March 15, 2016 through December 31, 2016	F-234

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

(unaudited)

	March 31, 2019	December 31, 2018
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $342,246 and $333,023, respectively)	$311,919	$313,377
Controlled investments (cost of $180,339 and $181,325, respectively)	172,659	167,733
Non-controlled, affiliated investments (cost of $25,292 and $25,292, respectively)	12,986	12,543
Cash	2,510	6,860
Escrow receivable	7,965	7,306
Interest, dividends, and fees receivable	6,030	5,480
Deferred tax assets	2,046	2,056
Deferred financing costs	2,005	2,314
Due from affiliate	981	377
Prepaid expenses and other assets	503	198
Distributions receivable	311	207

Total assets	$519,915	$518,451

Liabilities:
Loans payable (Note 7)	$117,224	$107,657
Notes payable ($111,607 and $111,607 face amounts, respectively, reported net of deferred financing costs of $3,342 and $3,541, respectively)	108,265	108,067
Base management fees payable	1,910	2,112
Deferred tax liability	1,855	1,972
Accrued expenses and other payables	1,710	1,633
Accrued incentive fees	677	677
Accrued interest and fees	481	633
Other deferred liabilities	9	19

Total liabilities	232,131	222,770
Commitments and contingencies (Note 8)
Net Assets:
Common stock, par value $.001 per share, 100,000 common shares authorized, 32,119 and 32,318 shares issued and outstanding at March 31, 2019 and December 31, 2018, respectively	32	32
Paid-in capital in excess of par	430,038	431,361
Accumulated deficit	(142,286)	(135,712)

Total net assets	$287,784	$295,681

Total liabilities and net assets	$519,915	$518,451

Net asset value per share attributable to THL Credit, Inc.	$8.96	$9.15

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	For the three months ended March 31,
	2019	2018
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$8,413	$12,206
Other income	454	119
From non-controlled, affiliated investments:
Interest income	34	—
Other income	197	255
From controlled investments:
Interest income	1,349	1,404
Dividend income	3,706	2,613
Other income	38	91

Total investment income	14,191	16,688
Expenses:
Interest and fees on borrowings	3,398	3,566
Base management fees	1,910	2,319
Administrator expenses	449	591
Other general and administrative expenses	373	422
Amortization of deferred financing costs	695	308
Professional fees	397	337
Directors’ fees	188	194

Total expenses	7,410	7,737
Income tax provision, excise and other taxes	77	124

Net investment income	6,704	8,827
Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments:
Net realized (loss) gain on investments:
Non-controlled, non-affiliated investments	(2,417)	(13,212)
Controlled investments	442	96
Foreign currency transactions	3	(1)

Net realized loss on investments	(1,972)	(13,117)

Net change in unrealized (depreciation) appreciation on investments:
Non-controlled, non-affiliated investments	(10,681)	10,571
Non-controlled, affiliated investments	443	—
Controlled investments	5,911	(321)
Translation of assets and liabilities in foreign currencies	(318)	660

Net change in unrealized (depreciation) appreciation on investments	(4,645)	10,910
Net change in unrealized depreciation attributable to non-controlling interests	—	(247)

Net realized and unrealized loss from investments	(6,617)	(2,454)
Benefit (provision) for taxes on unrealized gain/loss on investments	107	(32)

Net increase in net assets resulting from operations	$194	$6,341

Net investment income per common share:
Basic and diluted	$0.21	$0.27
Net increase in net assets resulting from operations per common share:
Basic and diluted	$0.01	$0.19
Weighted average shares of common stock outstanding:
Basic and diluted	32,289	32,674

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands)

(unaudited)

	For the three months ended March 31,
	2019	2018
Increase in net assets from operations:
Net investment income	$6,704	$8,827
Net realized (loss) on investments	(1,972)	(13,117)
Net change in unrealized (depreciation) appreciation on investments	(4,645)	10,910
Net change in unrealized (depreciation) attributable to non-controlling interests	—	(247)
Benefit (provision) for taxes on unrealized (loss) gain on investments	107	(32)

Net increase in net assets resulting from operations	194	6,341
Distributions to stockholders:
Distributions to stockholders from net investment income	(6,768)	(8,822)

Total distributions to stockholders	(6,768)	(8,822)
Capital share transactions:
Repurchase of common stock	(1,323)	—

Net decrease in net assets from capital share transactions	(1,323)	—

Total decrease in net assets	(7,897)	(2,481)
Net assets at beginning of period	295,681	344,029

Net assets at end of period	$287,784	$341,548

Common shares outstanding at end of period	32,119	32,674

Capital share activity:
Shares repurchased	198	—

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

(unaudited)

	For the three months ended March 31,
	2019	2018
Cash flows from operating activities:
Net increase in net assets resulting from operations	$194	$6,341
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used in) provided by operating activities:
Net change in unrealized depreciation (appreciation) on investments	4,645	(10,662)
Net realized loss on investments	1,466	13,235
Net realized (gain) loss on foreign exchange currency transactions	(3)	1
Increase in investments due to interest paid-in-kind	(675)	(211)
Amortization of deferred financing costs	695	308
Accretion of discounts on investments and other fees	(249)	(674)
Changes in operating assets and liabilities:
Purchases of investments	(34,280)	(11,992)
Proceeds from sale and paydown of investments	25,525	10,411
(Increase) decrease in interest, dividends and fees receivable	(550)	1,262
(Increase) decrease in due from affiliates	(604)	61
Increase in prepaid expenses and other assets	(836)	(18)
Decrease in deferred tax asset	10	541
Decrease in accrued expenses and other payables	(57)	(1,214)
Decrease in accrued credit facility fees and interest	(152)	(187)
Decrease in deferred tax liability	(117)	(527)
Decrease in base management fees payable	(202)	(237)
Decrease in other deferred liabilities	(10)	(48)

Net cash (used in) provided by operating activities	(5,200)	6,390
Cash flows from financing activities:
Repurchase of common stock	(1,323)	—
Borrowings under credit facility	18,000	13,500
Repayments under credit facility	(8,750)	(11,400)
Distributions paid to stockholders	(6,768)	(8,822)
Financing costs paid	(309)	(35)

Net cash provided by (used in) financing activities	850	(6,757)

Net decrease in cash	(4,350)	(367)
Cash, beginning of period	6,860	3,617

Cash, end of period	$2,510	$3,250

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$3,229	$3,486
PIK income earned	$697	$209

Non-cash Operating Activities:

See Note 5 in the notes to consolidated financial statements for non-cash restructurings.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments—108.39% of net asset value

First lien senior secured debt
—95.34% of net asset value

Canada
—5.18% of net asset value
Fairstone Financial Inc.(7)(22)	Financial services	9.0% (CDOR + 7.0%)	3/31/2017	3/31/2023	$14,971	$15,001	$14,896

			Subtotal Canada		$14,971	$15,001	$14,896

Midwest
—7.06% of net asset value
1-800 Hansons, LLC	Consumer products and services	10.1% (LIBOR + 7.5%) (9.1% Cash + 1.0% PIK)	10/19/2017	10/19/2022	$3,755	$3,706	$3,531
1-800 Hansons, LLC(9)	Consumer products and services	10.1% (LIBOR + 7.5%) (9.1% Cash + 1.0% PIK)	10/19/2017	10/19/2022	116	112	109
IRC Opco LLC	Healthcare	8.0% (LIBOR+ 5.5%)	1/4/2019	1/4/2024	5,441	5,391	5,386
IRC Opco LLC(9)(10)	Healthcare	8.0% (LIBOR+ 5.5%)	1/4/2019	1/4/2024	—	(8)	—
Matilda Jane Holdings, Inc.	Consumer products and services	11.0% (LIBOR + 8.5%)	4/28/2017	4/28/2022	11,408	11,248	11,294

			Subtotal midwest		$20,720	$20,449	$20,320

Northeast
—16.21% of net asset value
Anexinet Corp.	IT services	9.0% (LIBOR + 6.5%)	7/28/2017	7/28/2022	16,304	16,085	15,896
Certify, Inc.	IT services	8.5% (LIBOR + 6%)	2/28/2019	2/28/2024	1,544	1,521	1,521
Certify, Inc.(9)(10)	IT services	8.5% (LIBOR + 6%)	2/28/2019	2/28/2024	—	(2)	—
Certify, Inc.(9)(10)	IT services	8.5% (LIBOR + 6%)	2/28/2019	2/28/2024	—	(1)	—
HealthDrive Corporation	Healthcare	8.3% (LIBOR + 5.8%)	12/21/2018	12/21/2023	9,975	9,881	9,875
HealthDrive Corporation(9)(10)	Healthcare	8.3% (LIBOR + 5.8%)	12/21/2018	12/21/2023	704	688	704
smarTours, LLC	Consumer products and services	9.4% (LIBOR + 6.8%)	10/31/2017	10/31/2022	5,794	5,710	5,794

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
smarTours, LLC(9)(10)	Consumer products and services	9.4% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(11)	—
Urology Management Associates, LLC	Healthcare	7.5% (LIBOR + 5.0%)	8/31/2018	8/31/2024	5,059	4,979	4,972
Women’s Health USA, Inc.	Healthcare	8.2% (LIBOR + 5.8%)	10/9/2018	10/9/2023	7,921	7,900	7,881
Women’s Health USA, Inc.(9)(10)	Healthcare	8.2% (LIBOR + 5.8%)	10/9/2018	10/9/2023	—	(17)	—
Women’s Health USA, Inc.(9)	Healthcare	8.2% (LIBOR + 5.8%)	10/9/2018	10/9/2023	—	—	—

			Subtotal northeast		$47,301	$46,733	$46,643

Southeast
—9.16% of net asset value
Virtus Pharmaceuticals, LLC	Healthcare	12.2%(8)	7/17/2014	7/17/2019	$24,013	$23,972	$23,893
Whitney, Bradley & Brown, Inc.	Business services	11.5% (LIBOR + 9.0%)	10/18/2017	10/18/2022	2,444	2,409	2,468

			Subtotal southeast		$26,457	$26,381	$26,361
Southwest
—35.10% of net asset value
Allied Wireline Services, LLC	Energy / utilities	12.0% (LIBOR + 9.5%)	2/28/2014	6/30/2020	$9,768	$9,768	$9,621
Hart InterCivic, Inc.	IT services	13.3% (LIBOR + 10.5%)	3/31/2016	6/28/2019	24,717	24,717	24,717
Holland Intermediate Acquisition Corp.	Energy / utilities	11.6% (LIBOR + 9.0%)	5/29/2013	5/29/2020	21,323	21,323	19,191
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	11.6% (LIBOR + 9.0%)	5/29/2013	5/29/2020	—	—	—
Igloo Products Corp.	Consumer products and services	13.1% (LIBOR + 10.3%)	3/28/2014	3/28/2020	24,636	24,532	23,651
LAI International, Inc.(20)	Industrials and manufacturing	10.2% (LIBOR + 7.7%)	10/22/2014	10/22/2019	22,193	21,464	6,864
LAI International, Inc.(20)	Industrials and manufacturing	10.2% (LIBOR + 7.7%)	10/22/2014	10/22/2019	4,553	4,396	1,408
LAI International, Inc.(20)	Industrials and manufacturing	10.2% (LIBOR + 7.7%)	4/24/2017	10/22/2019	4,052	3,900	1,253
LAI International, Inc.	Industrials and manufacturing	10.2% (LIBOR + 10.0% PIK)	2/15/2019	4/30/2021	10,124	10,124	10,124
LAI International, Inc.	Industrials and manufacturing	10.2% (LIBOR + 10.0% PIK)	10/12/2018	10/22/2019	4,190	4,190	4,190

			Subtotal southwest		$125,556	$124,414	$101,019

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—22.63% of net asset value
EBS Intermediate LLC(28)	Consumer products and services	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023	$7,953	$7,827	$7,874
EBS Intermediate LLC(9)(10)(28)	Consumer products and services	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023	—	(26)	—
Evergreen Services Group, LLC	IT services	8.5% (LIBOR + 6.0%)	11/13/2018	6/6/2023	9,476	9,389	9,382
Gener8, LLC	Business services	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023	5,970	5,891	5,970
Gener8, LLC(9)	Business services	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023	200	180	200
It’s Just Lunch International LLC	Media, entertainment and leisure	11.0% (LIBOR + 8.5%)	7/28/2016	7/28/2021	5,500	5,448	5,500
MeriCal, LLC	Consumer products and services	8.4% (LIBOR + 5.8%)	11/16/2018	11/16/2021	7,547	7,547	7,547
NCP Investor Inc	Healthcare	8.3% (LIBOR + 5.5%)	10/19/2018	10/19/2023	7,233	7,134	7,143
NCP Investor Inc(9)(10)	Healthcare	8.3% (LIBOR + 5.5%)	10/19/2018	10/19/2023	—	(14)	—
Sciens Building Solutions, LLC	Business services	8.4% (LIBOR + 5.8%)	2/2/2017	2/2/2022	9,379	9,278	9,332
Sciens Building Solutions, LLC(9)	Business services	8.4% (LIBOR + 5.8%)	2/2/2017	2/2/2022	663	643	663
SolutionReach, Inc.	IT services	8.2% (LIBOR + 5.8%)	1/17/2019	1/17/2024	6,667	6,539	6,533
SolutionReach, Inc.(9)(10)	IT services	8.2% (LIBOR + 5.8%)	1/17/2019	1/17/2024	—	(18)	—
SRS Acquiom Holdings LLC	Financial services	8.5% (LIBOR + 6.0%)	11/8/2018	11/8/2024	4,988	4,941	4,988
SRS Acquiom Holdings LLC(10)(27)	Financial services	8.5% (LIBOR + 6.0%)	11/8/2018	11/8/2023	—	(4)	—

		Subtotal west			$65,576	$64,755	$65,132

		Subtotal first lien senior secured debt			$300,581	$297,733	$274,371

Second lien debt
—6.99% of net asset value

Northeast
—4.17% of net asset value
Merchants Capital Access, LLC(15)	Financial services	13.1% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,000	$11,916	$12,000

			Subtotal northeast		$12,000	$11,916	$12,000

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Southeast
—2.82% of net asset value
MB Medical Operations LLC	Healthcare	11.5% (LIBOR + 9.0%)	12/7/2016	6/7/2022	$9,023	$8,918	$8,121

			Subtotal southeast		$9,023	$8,918	$8,121

		Subtotal second lien debt			$21,023	$20,834	$20,121

Subordinated debt
—2.30% of net asset value

Southeast
—2.30% of net asset value
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2019	$9,468	$9,468	$6,628

			Subtotal southeast		$9,468	$9,468	$6,628

		Subtotal subordinated debt			$9,468	$9,468	$6,628
Equity investments
—2.37% of net asset value

Midwest
—0.15% of net asset value
Matilda Jane Holdings, Inc.(13)(18)	Consumer products and services		4/28/2017		488,896	$489	$272
New Host Holdings, LLC(19)	IT services		12/27/2013		20,000	200	—
New Host Holdings, LLC(18)	IT services		12/27/2013	12/13/2020	1,800	1,800	196

			Subtotal midwest			$2,489	$468
Northeast
—1.55% of net asset value
Alex Toys, LLC(12)(13)(14)(19)	Consumer products and services		5/22/2015		153.85	$1,000	$—
Alex Toys, LLC(12)(13)(14)(18)	Consumer products and services		6/22/2016	6/12/2021	121.18	888	—
Certify, Inc.(19)	IT services		2/28/2019		8,409.00	174	175
Specialty Brands Holdings, LLC(18)	Restaurants		6/29/2018		57.63	—	—
Specialty Brands Holdings, LLC(19)	Restaurants		6/29/2018		1,232.27	—	—
SPST Holdings, LLC(12)(14)(19)	Consumer products and services		10/31/2017		2,158.27	216	228
Urology Management Associates, LLC(19)	Healthcare		8/31/2018		769.23	769	925

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Wheels Up Partners, LLC(12)(14)(19)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$4,047	$4,452
Southeast
—0.08% of net asset value
Virtus Pharmaceuticals, LLC(12)(14)(19)	Healthcare		3/31/2015		8,275.48	$127	$—
Virtus Pharmaceuticals, LLC(12)(14)(18)	Healthcare		3/31/2015		231.82	244	217
Virtus Pharmaceuticals, LLC(12)(14)(18)	Healthcare		3/31/2015		589.76	590	—

			Subtotal southeast			$961	$217

Southwest
—0.32% of net asset value
Allied Wireline Services, LLC(12)(14)(19)	Energy / utilities		2/28/2014		618,867.92	$619	$485
Dimont & Associates, Inc.(19)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(19)	Consumer products and services		4/30/2014		1,902.04	1,716	449

			Subtotal southwest			$2,464	$934

West
—0.27% of net asset value
MeriCal, LLC(12)(13)(18)	Consumer products and services		9/30/2016		520.77	$505	$531
MeriCal, LLC(12)(13)(19)	Consumer products and services		9/30/2016		5,334.10	10	—
Sciens Building Solutions, LLC(12)(18)	Business services		7/12/2017		170.39	186	232

			Subtotal west			701	$763

			Subtotal equity			10,662	6,834

Warrants
—0.14% of net asset value

Southwest
—0.14% of net asset value
Allied Wireline Services, LLC(14)	Energy / utilities		2/28/2014		501,159.24	$175	$393

			Subtotal southwest			$175	$393

			Subtotal warrants			$175	$393

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Investments in funds
—1.24% of net asset value

Midwest
—1.06% of net asset value
Freeport Financial SBIC Fund LP(15)(23)	Financial services		6/14/2013			$2,957	$3,060

			Subtotal midwest			$2,957	$3,060

West
—0.18% of net asset value
Gryphon Partners 3.5, L.P.(15)(23)	Financial services		11/20/2012			$417	$512

			Subtotal west			$417	$512

			Subtotal investments in funds			$3,374	$3,572

Total non-controlled/non-affiliated investments
—108.39% of net asset value						$342,246	$311,919

Controlled investments
—60.00% of net asset value

First lien senior secured debt
—15.21% of net asset value

Southeast
—2.53% of net asset value
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020	$8,315	$7,307	$1,247
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	13.7% (LIBOR+ 12.0% PIK)	7/1/2016	12/31/2020	1,885	1,053	—
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	12.9% (LIBOR + 10.3%)	1/17/2017	12/31/2020	6,057	5,465	6,057

			Subtotal southeast		$16,257	$13,825	$7,304

Southwest
—12.68% of net asset value
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022	$19,278	$19,278	$19,278
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0%0 PIK)	3/16/2016	6/30/2022	9,204	9,204	9,204

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	6/26/2018	6/30/2022	7,989	7,846	7,989

			Subtotal southwest		$36,471	$36,328	$36,471

		Subtotal first lien senior secured debt			$52,728	$50,153	$43,775

Second lien debt
—1.88% of net asset value

Southeast
—1.88% of net asset value
Copperweld Bimetallics LLC(16)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

		Subtotal second lien debt			$5,415	$5,415	$5,415

Equity investments
—14.62% of net asset value

Southeast
—8.84% of net asset value
Copperweld Bimetallics LLC(16)(18)(24)	Industrials and manufacturing		10/5/2016		676.93	$3,501	$4,038
Copperweld Bimetallics LLC(16)(19)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	21,394
Loadmaster Derrick & Equipment, Inc.(16)(18)	Energy / utilities		7/1/2016		12,130.51	1,114	—
Loadmaster Derrick & Equipment, Inc.(16)(19)	Energy / utilities		12/21/2016		2,955.60	—	—

			Subtotal southeast			$13,565	$25,432

Southwest
—0.58% of net asset value
OEM Group, LLC(12)(13)(16)(21)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$1,674

			Subtotal southwest			$8,890	$1,674

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—5.20% of net asset value
C&K Market, Inc.(16)(19)	Retail & grocery		11/3/2010		1,992,365	$2,271	$5,004
C&K Market, Inc.(16)(18)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal West			$13,227	$14,966

			Subtotal equity			$35,682	$42,072

Investments in funds
—28.28% of net asset value

Northeast
—28.28% of net asset value
THL Credit Logan JV LLC(12)(15)(16)(17)(19)(23)	Investment funds and vehicles		12/3/2014		—	$89,089	$81,397

			Subtotal northeast			89,089	81,397

			Subtotal investments in funds			$89,089	$81,397

Total controlled investments
—60.00% of net asset value						$180,339	$172,659

Non-controlled/affiliated investments
—4.51% of net asset value

First lien senior secured debt
—4.51% of net asset value

Southwest
Charming Charlie LLC(20)(25)	Retail & grocery	12.5% (LIBOR + 10%) (7.5% Cash + 5.0% PIK)	4/24/2018	4/24/2023	$12,080	$11,064	$6,167
Charming Charlie LLC(20)(25)	Retail & grocery	12.5% (LIBOR + 10%) (3.5% Cash + 9.0% PIK)	4/24/2018	4/24/2023	14,790	13,555	6,146
Charming Charlie LLC(25)(26)	Retail & grocery		4/24/2018	5/15/2019	—	—	—
Charming Charlie LLC(25)(26)	Retail & grocery		3/1/2019	5/15/2019	—	—	—
Charming Charlie LLC(26)	Retail & grocery	20.0%	9/27/2018	5/15/2019	671	671	671

			Subtotal southwest		$27,541	$25,290	$12,984

			Subtotal first lien senior secured debt			$25,290	$12,984

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Equity investments
—0.00% of net asset value

Southwest
Charming Charlie LLC(19)	Retail & grocery		4/24/2018		128,307,716	$—	$—

			Subtotal southwest			$—	$—

			Subtotal equity			$—	$—

Investments in funds
—0.00% of net asset value

Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(15)(19)(23)	Investment funds and vehicles		1/27/2011			$—	$—
THL Credit Greenway Fund II LLC(12)(15)(19)(23)	Investment funds and vehicles		3/1/2013			2	2

			Subtotal northeast			$2	$2

			Subtotal investments in funds			$2	$2

Total non-controlled/affiliated investments
—4.51% of net asset value						$25,292	$12,986

Total investments—172.89% of net asset value						$547,877	$497,564

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments except for Sciens Building Solutions, LLC preferred equity are pledged as collateral under the Revolving Facility (as debriefed in Note 7 hereto).
(3)

As of March 31, 2019, 21.8% and 22.5% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of March 31, 2019. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of March 31, 2019, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.49%, 2.56%, 2.60% and 2.66%, respectively. As of March 31, 2019, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.98%, 2.00%, 2.02% and 2.09%, respectively.
(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to quantitative information about Level 3 fair value measurements table in the Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(15)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(16)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the quarter ended March 31, 2019 in which the issuer was a portfolio company that the Company is deemed to control.

(17)

On December 3, 2014, the Company entered into an agreement with Perspecta (as debriefed in Note 3 hereto) to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(18)	Preferred stock
(19)	Common stock and member interest.
(20)	Loan was on non-accrual as of March 31, 2019.
(21)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of March 31, 2019.
(22)	Canadian denominated investment with a par and fair market value of Canadian Dollars (CAD) $20,000 and CAD $19,900, respectively.
(23)	Investment is measured at fair value using net asset value.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

March 31, 2019

(dollar amounts in thousands)

(unaudited)

(24)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(25)

In January 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP (as defined in Note 2), the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,601 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility (see tickmark 26 for further description), which was subsequently reduced to $8,275 with $671 funded into a first lien term loan. As part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125, which was offset by a corresponding change in unrealized depreciation in the same amount.

(26)

In conjunction with the emergence from bankruptcy on April 24, 2018, a $20,000 vendor financing facility was established and will backstop the payment of vendor purchase order invoices not paid by the company but submitted under the program by participating vendors. Charming Charlie LLC pays a 2.5% fee on unfunded commitments, a percentage fee on each applicable purchase order and, if drawn, an interest rate on any invoices paid by the facility. All terms, including but not limited to interest rate, vendor credit terms and applicable percentage fees, are negotiated on a vendor-by-vendor basis. As of March 31, 2019 the Company had a commitment of $8,275 across two tranches with no funded commitments or unpaid invoices submitted under the vendor financing facility. In 2018, the Company converted $671 of unfunded vendor financing commitments into a first lien term loan which was subsequently funded.

(27)	Issuer pays 0.38% unfunded commitment fee on revolving loan facility.
(28)	Investment previously known as Rollins Enterprises LLC.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments —105.99% of net asset value

First lien senior secured debt
—93.34% of net asset value

Canada
—4.93% of net asset value
Fairstone Financial Inc.(7)(22)	Financial services	9.2% (CDOR + 7.0%)	3/31/2017	3/31/2023	$14,643	$15,001	$14,570

			Subtotal Canada		$14,643	$15,001	$14,570

Midwest
—7.77% of net asset value
1-800 Hansons, LLC(27)	Consumer products and services	9.3% (LIBOR + 6.5%)	10/19/2017	10/19/2022	$3,892	$3,837	$3,600
1-800 Hansons, LLC(9)(27)	Consumer products and services	9.3% (LIBOR + 6.5%)	10/19/2017	10/19/2022	209	205	194
Home Partners of America, Inc.(15)	Financial services	8.8% (LIBOR + 6.3%)	10/13/2016	10/13/2022	7,810	7,712	7,888
Home Partners of America, Inc.(15)(9)	Financial services	8.8% (LIBOR + 6.3%)	10/13/2016	10/13/2022	—	—	—
Matilda Jane Holdings, Inc.	Consumer products and services	11.0% (LIBOR + 8.5%)	4/28/2017	4/28/2022	11,408	11,235	11,294

			Subtotal midwest		$23,319	$22,989	$22,976

Northeast
—16.99% of net asset value
Alex Toys, LLC	Consumer products and services	12.8% (LIBOR + 10.0%)	6/30/2014	8/15/2019	$9,186	$9,159	$7,716
Anexinet Corp.	IT services	9.0% (LIBOR + 6.5%)	7/28/2017	7/28/2022	16,521	16,283	15,861
HealthDrive Corporation	Healthcare	8.6% (LIBOR + 5.8%)	12/21/2018	12/21/2023	10,000	9,901	9,900
HealthDrive Corporation(9)(10)	Healthcare	8.6% (LIBOR + 5.8%)	12/21/2018	12/21/2023	—	(18)	—
smarTours, LLC	Consumer products and services	9.6% (LIBOR + 6.8%)	10/31/2017	10/31/2022	5,876	5,785	5,876
smarTours, LLC(9)(10)	Consumer products and services	9.6% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(12)	—
Urology Management Associates, LLC	Healthcare	7.5% (LIBOR+ 5.0%)	8/31/2018	8/31/2024	5,072	4,988	4,983

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Women’s Health USA, Inc.	Healthcare	8.3% (LIBOR + 5.8%)	10/9/2018	10/9/2023	5,941	5,939	5,911
Women’s Health USA, Inc.(9)(10)	Healthcare	8.3% (LIBOR + 5.8%)	10/9/2018	10/9/2023	—	(18)	—
Women’s Health USA, Inc.	Healthcare	8.3% (LIBOR + 5.8%)	10/9/2018	10/9/2023	—	—	—

			Subtotal northeast		$52,596	$52,007	$50,247

Southeast
—8.74% of net asset value
Virtus Pharmaceuticals, LLC	Healthcare	12.0%(8)	7/17/2014	7/17/2019	$24,013	$23,937	$23,352
Whitney, Bradley & Brown, Inc.	Business services	11.5% (LIBOR + 9.0%)	10/18/2017	10/18/2022	2,459	2,422	2,484

			Subtotal southeast		$26,472	$26,359	$25,836

Southwest
—35.21% of net asset value
Allied Wireline Services, LLC	Energy / utilities	12.0% (LIBOR + 9.5%)	2/28/2014	6/30/2020	$9,902	$9,903	$9,902
Hart InterCivic, Inc.	IT services	13.3% (LIBOR + 10.5%)	3/31/2016	3/31/2019	24,717	24,676	24,964
Holland Intermediate Acquisition Corp.	Energy / utilities	11.8% (LIBOR + 9.0%)	5/29/2013	5/29/2020	21,323	21,323	19,191
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	11.8% (LIBOR + 9.0%)	5/29/2013	5/29/2020	—	—	—
Igloo Products Corp.	Consumer products and services	12.7% (LIBOR+ 10.3%)	3/28/2014	3/28/2020	24,636	24,506	23,404
LAI International, Inc.	Industrials and manufacturing	11.6%(8)	10/22/2014	10/22/2019	21,666	21,581	16,249
LAI International, Inc.(9)	Industrials and manufacturing	9.7% (LIBOR+ 7.2%)(8)	10/22/2014	10/22/2019	4,445	4,445	3,334
LAI International, Inc.(9)	Industrials and manufacturing	12.3%(8)	4/24/2017	10/22/2019	3,956	3,931	2,967
LAI International, Inc.	Industrials and manufacturing	19.7% (LIBOR+ 17.2%) (9.7% Cash + 10.0% PIK)(8)	10/12/2018	10/22/2019	4,090	4,090	4,090

			Subtotal southwest		$114,735	$114,455	$104,101
West
—19.70% of net asset value
Evergreen Services Group, LLC	IT services	8.7% (LIBOR + 6.0%)	11/13/2018	6/6/2023	$9,500	$9,408	$9,405

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Gener8, LLC	Business services	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023	5,985	5,902	5,925
Gener8, LLC(9)	Business services	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023	550	529	550
It’s Just Lunch International LLC	Media, entertainment and leisure	11.0% (LIBOR + 8.5%)	7/28/2016	7/28/2021	5,500	5,442	5,500
MeriCal, LLC	Consumer products and services	8.6% (LIBOR+ 5.8%)	11/16/2018	11/16/2021	7,566	7,566	7,566
NCP Investor Inc	Healthcare	7.9% (LIBOR + 5.5%)	10/19/2018	10/19/2023	7,233	7,129	7,125
NCP Investor Inc(9)(10)	Healthcare	7.9% (LIBOR + 5.5%)	10/19/2018	10/19/2023	—	(14)	—
Rollins Enterprises LLC	Consumer products and services	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023	7,976	7,844	7,837
Rollins Enterprises LLC(9)(10)	Consumer products and services	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023	—	(28)	—
Sciens Building Solutions, LLC	Business services	8.6% (LIBOR + 5.8%)	2/2/2017	2/2/2022	9,440	9,318	9,392
Sciens Building Solutions, LLC(9)(10)	Business services	8.6% (LIBOR + 5.8%)	2/2/2017	2/2/2022	—	(33)	—
SRS Acquiom Holdings LLC	Financial services	8.4% (LIBOR + 6.0%)	11/8/2018	11/8/2024	5,000	4,951	4,950
SRS Acquiom Holdings LLC(10)(28)	Financial services	8.4% (LIBOR + 6.0%)	11/8/2018	11/8/2023	—	(4)	—

			Subtotal west		$58,750	$58,010	$58,250

		Subtotal first lien senior secured debt			$290,515	$288,821	$275,980

Second lien debt
—6.72% of net asset value

Northeast
—4.04% of net asset value
Merchants Capital Access, LLC(15)	Financial services	13.3% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,000	$11,906	$11,940

			Subtotal northeast		$12,000	$11,906	$11,940

Southeast
—2.68% of net asset value
MB Medical Operations LLC	Healthcare	11.5% (LIBOR + 9.0%)	12/7/2016	6/7/2022	$9,023	$8,910	$7,940

			Subtotal southeast		$9,023	$8,910	$7,940

		Subtotal second lien debt			$21,023	$20,816	$19,880

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Subordinated debt
—2.22% of net asset value

Southeast
—2.22% of net asset value
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2019	$9,365	$9,365	$6,556

			Subtotal southeast		$9,365	$9,365	$6,556

		Subtotal subordinated debt			$9,365	$9,365	$6,556

Equity investments
—2.32% of net asset value

Midwest
—0.18% of net asset value
Matilda Jane Holdings, Inc.(13)(18)	Consumer products and services		4/28/2017		488,896	$489	$343
New Host Holdings, LLC(19)(29)	IT services		12/27/2013		20,000	200	—
New Host Holdings, LLC(18)(29)	IT services		12/27/2013	12/13/2020	1,800	1,800	196

			Subtotal midwest			$2,489	$539

Northeast
—1.42% of net asset value
Alex Toys, LLC(12)(13)(14)(19)	Consumer products and services		5/22/2015		153.85	$1,000	$—
Alex Toys, LLC(12)(13)(14)(18)	Consumer products and services		6/22/2016	6/12/2021	121.18	888	—
Specialty Brands Holdings, LLC(18)	Restaurants		6/29/2018		57.63	—	—
Specialty Brands Holdings, LLC(19)	Restaurants		6/29/2018		1,232.27	—	—
SPST Holdings, LLC(12)(14)(19)	Consumer products and services		10/31/2017		2,158.27	216	228
Urology Management Associates, LLC(19)	Healthcare		8/31/2018		769.23	769	842
Wheels Up Partners, LLC(12)(14)(19)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$3,873	$4,194

Southeast
—0.06% of net asset value
Virtus Pharmaceuticals, LLC(12)(14)(19)	Healthcare		3/31/2015		8,275.48	$127	$—

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Virtus Pharmaceuticals, LLC(12)(14)(18)	Healthcare		3/31/2015		231.82	244	181
Virtus Pharmaceuticals, LLC(12)(14)(18)	Healthcare		3/31/2015		589.76	590	—

			Subtotal southeast			$961	$181

Southwest
—0.39% of net asset value
Allied Wireline Services, LLC(12)(14)(19)	Energy / utilities		2/28/2014		618,867.92	$619	$716
Dimont & Associates, Inc.(19)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(19)	Consumer products and services		4/30/2014		1,902.04	1,716	449

			Subtotal southwest			$2,464	$1,165

West
—0.27% of net asset value
MeriCal, LLC(12)(13)(18)	Consumer products and services		9/30/2016		520.77	$505	$594
MeriCal, LLC(12)(13)(19)	Consumer products and services		9/30/2016		5,334.10	10	—
Sciens Building Solutions, LLC(12)(18)	Business services		7/12/2017		170.39	170	197

			Subtotal west			685	$791

			Subtotal equity			10,472	6,870

Warrants
—0.20% of net asset value

Southwest
—0.20% of net asset value
Allied Wireline Services, LLC(14)	Energy / utilities		2/28/2014		501,159.24	$175	$580

			Subtotal southwest			$175	$580

			Subtotal warrants			$175	$580

Investments in funds
—1.19% of net asset value

Midwest
—1.02% of net asset value
Freeport Financial SBIC Fund LP(15)(23)	Financial services		6/14/2013			$2,957	$3,009

			Subtotal midwest			$2,957	$3,009

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

West
—0.17% of net asset value
Gryphon Partners 3.5, L.P.(15)(23)	Financial services		11/20/2012			$417	$502

			Subtotal west			$417	$502

			Subtotal investments in funds			$3,374	$3,511
Total non-controlled/non-affiliated investments
—105.99% of net asset value						$333,023	$313,377

Controlled investments
—56.72% of net asset value

First lien senior secured debt
—13.96% of net asset value

Southeast
—2.24% of net asset value
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020	$8,315	$7,307	$1,663
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	13.7% (LIBOR+ 12.0% PIK)	7/1/2016	12/31/2020	1,885	1,053	—
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	12.7% (LIBOR + 10.3%)	1/17/2017	12/31/2020	5,000	5,000	5,000

			Subtotal southeast		$15,200	$13,360	$6,663

Southwest
—11.72% of net asset value
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022	$19,091	$19,091	$19,091
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022	9,115	9,113	9,115
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	6/26/2018	6/30/2022	6,424	6,271	6,424

			Subtotal southwest		$34,630	$34,475	$34,630

		Subtotal first lien senior secured debt			$49,830	$47,835	$41,293

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Second lien debt
—1.83% of net asset value
Southeast
—1.83% of net asset value
Copperweld Bimetallics LLC(16)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

		Subtotal second lien debt			$5,415	$5,415	$5,415
Equity investments
—12.24% of net asset value

Southeast
—6.51% of net asset value
Copperweld Bimetallics LLC(16)(18)(24)	Industrials and manufacturing		10/5/2016		676.93	$3,501	$4,038
Copperweld Bimetallics LLC(16)(19)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	15,244
Loadmaster Derrick & Equipment, Inc.(16)(18)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc.(16)(19)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,565	$19,282

Southwest
—0.57% of net asset value
OEM Group, LLC(12)(13)(16)(21)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$1,674

			Subtotal southwest			$8,890	$1,674

West
—5.16% of net asset value
C&K Market, Inc.(16)(19)	Retail & grocery		11/3/2010		1,992,365	$2,271	$5,282
C&K Market, Inc.(16)(18)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal West			$13,227	$15,244

			Subtotal equity			$35,682	$36,200

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)

Investments in funds
—28.69% of net asset value

Northeast
—28.69% of net asset value
THL Credit Logan JV LLC(12)(15)(16)(17)(19)(23)	Investment funds and vehicles		12/3/2014		—	$92,393	$84,825

			Subtotal northeast			92,393	84,825

			Subtotal investments in funds			$92,393	$84,825

Total controlled investments
—56.72% of net asset value						$181,325	$167,733

Non-controlled/affiliated investments
—4.24% of net asset value
First lien senior secured debt
—4.08% of net asset value
Southwest
Charming Charlie LLC(20)(25)	Retail & grocery	12.5% (LIBOR + 10%) (7.5% Cash + 5.0% PIK)	4/24/2018	4/24/2023	$11,469	$11,063	$5,850
Charming Charlie LLC(20)(25)	Retail & grocery	12.5% (LIBOR + 10%) (3.5% Cash + 9.0% PIK)	4/24/2018	4/24/2023	14,040	13,555	5,554
Charming Charlie LLC(25)(26)	Retail & grocery		4/24/2018	5/15/2019	—	—	—
Charming Charlie LLC(26)	Retail & grocery	20.0%	9/27/2018	5/15/2019	671	671	671

			Subtotal southwest		$26,180	$25,289	$12,075

			Subtotal first lien senior secured debt			$25,289	$12,075

Equity investments
—0.16% of net asset value
Southwest
Charming Charlie LLC(19)	Retail & grocery		4/24/2018		128,307,716	$—	$464

			Subtotal southwest			$—	$464

			Subtotal equity			$—	$464

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(15)(19)(23)	Investment funds and vehicles		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC(12)(15)(19)(23)	Investment funds and vehicles		3/1/2013			2	3

			Subtotal northeast			$3	$4

			Subtotal investments in funds			$3	$4
Total non-controlled/affiliated investments
—4.24% of net asset value						$25,292	$12,543

Total investments—166.95% of net asset value						$539,640	$493,653

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2018, 24.2% and 24.9% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of December 31, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.52%, 2.62%, 2.80% and 2.87%, respectively. As of December 31, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 2.30%, 2.30%, 2.31% and 2.34%, respectively.

(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to quantitative information about Level 3 fair value measurements table in the Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(15)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(16)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the year ended December 31, 2018 in which the issuer was a portfolio company that the Company is deemed to control.

(17)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(18)	Preferred stock.
(19)	Common stock and member interest.
(20)	Loan was on non-accrual as of December 31, 2018.
(21)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2018.
(22)	Canadian denominated investment with a par and fair market value of CAD $20,000 and CAD $19,900, respectively.
(23)	Investment is measured at fair value using net asset value.
(24)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(25)

In January 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP (as defined in Note 2), the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,601 in the exit first lien term loans. In addition, the

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Company provided $8,946 of commitments under a vendor financing facility (see tickmark 26 for further description), which was subsequently reduced to $8,275 with $671 funded into a first lien term loan. As part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125, which was offset by a corresponding change in unrealized depreciation in the same amount.
(26)

In conjunction with the emergence from bankruptcy on April 24, 2018, a $20,000 vendor financing facility was established and will backstop the payment of vendor purchase order invoices not paid by the company but submitted under the program by participating vendors. Charming Charlie LLC pays a 2.5% fee on unfunded commitments, a percentage fee on each applicable purchase order and, if drawn, an interest rate on any invoices paid by the facility. All terms, including but not limited to interest rate, vendor credit terms and applicable percentage fees, are negotiated on a vendor-by-vendor basis. As of December 31, 2018, the Company had a commitment of $8,275 with no funded commitments or unpaid invoices submitted under the vendor financing facility. During the year ended December 31, 2018, the Company converted $671 of unfunded vendor financing commitments into a first lien term loan which was subsequently funded.

(27)	Investment formerly known as Hansons Window & Construction, Inc. The name change was effective January 1, 2018.
(28)	Issuer pays 0.38% unfunded commitment fee on revolving loan facility.
(29)	Investment formerly known as Hostway Corporation.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

March 31, 2019

(in thousands, except per share data)

(unaudited)

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of middle market companies.

The Company has established from time to time wholly owned subsidiaries or other subsidiaries that are structured as Delaware entities, or as tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

2. Significant Accounting Policies and Recent Accounting Updates

Basis of Presentation

The Company is an investment company following the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than in investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. The Company has made changes to the presentation of certain prior year information to conform with current year presentation.

The accompanying consolidated financial statements of the Company have been presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, certain disclosures accompanying annual financial statements prepared in accordance with GAAP are omitted. In the opinion of management, the unaudited financial results included herein contain all adjustments, consisting solely of normal accruals, considered necessary for the fair statement of financial statements for the interim period included herein. The current period’s results of operations are not necessarily indicative of the operating results to be expected for the period ending December 31, 2019.

The information included in this Form 10-Q should be read in conjunction with Management’s Discussion and Analysis of Financial Condition and Results of Operations and the audited consolidated financial statements and notes thereto included in the Company’s annual report on Form 10-K for the year ended December 31, 2018 filed with the SEC on March 6, 2019. The financial results of the Company’s portfolio companies are not consolidated in the financial statements.

The accounting records of the Company are maintained in U.S. dollars.

Consolidation

The Company follows the guidance in ASC Topic 946 Financial Services — Investment Companies and will not generally consolidate its investment in a company other than substantially owned investment company subsidiaries or a controlled operating company whose business consists of providing services to the Company. The Company consolidated the results of its substantially owned subsidiaries in its consolidated financial statements. In conjunction with the consolidation of subsidiaries, the Company recognizes the non-controlling interest in THL Credit OEMG Investor, Inc. in its consolidated financial statements. The Company does not consolidate its non-controlling interest in THL Credit Logan JV LLC, or Logan JV. See also the disclosure under the heading, THL Credit Logan JV LLC.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, creditworthiness of the Company’s portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at two financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of March 31, 2019 and December 31, 2018.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the Revolving Facility (as defined in Note 7 hereto) and public debt offering of Notes (as defined in Note 7 hereto) including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized at the time of payment and are amortized using the straight line and effective yield methods over the term of the Revolving Facility and Notes, respectively.

Under the Notes Payable, if there is a substantial modification of the terms of the existing agreement (greater than 10% change in the present value of cash flows under the old and new amended facilities) then the change would result in a debt extinguishment and any unamortized deferred financing costs would be expensed during that period. Third party costs under the new arrangement would be capitalized and amortized over the term of the new arrangement. Under the Revolving Facility, if the borrowing capacity of the old arrangement is lower than the borrowing capacity of the new arrangement for each underlying lender in the lending syndicate, then any unamortized deferred financing costs would be expensed during the period in proportion to the decrease in the old arrangement for that lender. Any remaining unamortized deferred financing costs relating to the old arrangement would be deferred and amortized over the term of the new arrangement along with any costs associated with the new arrangement.

Capitalized deferred financing costs related to the Notes are presented net against the respective balances outstanding on the Consolidated Statements of Assets and Liabilities. Capitalized deferred financing costs related to the Revolving Facility are presented separately on the Company’s Consolidated Statements of Assets and Liabilities. See also the disclosure in Note 7, Borrowings.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock and public debt offering of Notes, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Deferred Revenue

Deferred revenues consist of proceeds received for interest and other fees for which the earnings process is not yet complete. Such amounts will be recognized into income over such time that the income is earned. These amounts are included within other deferred liabilities on the Company’s Consolidated Statements of Assets and Liabilities.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 7, Borrowings.

Valuation of Investments

The Company accounts for its Investment Portfolio at fair value. As a result, the Company follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by the Company’s board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by the Company’s board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or are determined to be unreliable, the Company undertakes a multi- step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for managing portfolio investments;

•	preliminary valuation conclusions are then documented and are reviewed with the investment committee of THL Credit Advisors LLC, or the Advisor;

•	valuation recommendations are then discussed with the pricing committee of the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations approved by the pricing committee of the Advisor and such valuations provided by the independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA.

Escrow Receivable

Escrow receivables are categorized within Level 3 of the fair value hierarchy where the net realizable value of the escrow receivables approximates fair value. The fair value is determined using probability weighted scenario analysis.

Equity

The Company generally uses the market approach to value its equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, the Company’s principal market as the reporting entity and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the necessary local currency under the Company’s Revolving Facility (as defined in Note 7) to fund these investments.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Net realized gains and losses reflect the impact of investments written off during the period, if any. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The Company records the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of March 31, 2019, the Company had loans on non-accrual status with an amortized cost basis of $68,203 and fair value of $29,143. As of March 31, 2018, the Company had loans on non-accrual status with an amortized cost basis of $41,381 and fair value of $5,705.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon the restructuring of the investment where the interest is deemed collectable. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income activity for the three months ended March 31, 2019 and 2018:

	Three months ended March 31,
	2019	2018
Accumulated PIK balance, beginning of period	$3,879	$3,922
PIK income capitalized/receivable	697	209
PIK reduction due to sale	(69)	—

Accumulated PIK balance, end of period	$4,507	$4,131

Interest income from the Company’s tax receivable agreements (“TRAs”) is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows. Amounts in excess of income recognized are recorded as a reduction to the cost basis of the investment. The Company monitors the anticipated cash flows from its TRA and will adjust its effective yield periodically as needed.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

The Company will recognize any earned exit or back-end fees into income when it believes the amounts will ultimately become collected by using either the beneficial interest model or other appropriate income recognition frameworks.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services related to portfolio companies for the three months ended March 31, 2019 and 2018.

The Company may also generate revenue in the form of fees from the management of Greenway and Greenway II, prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees.

U.S. Federal Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year (ii) 98.2% of its net capital gains for the one-year period ending October 31 of that calendar year (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 10, Distributions, for a summary of recent dividends paid. For the three months ended March 31, 2019 and 2018, the Company incurred U.S. federal excise tax and other tax (benefits) expenses of $77 and $146, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from permanent and temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions for the three months ended March 31, 2019 and 2018:

	For the three months ended March 31,
	2019	2018
Current income tax benefit:
Current income tax benefit	$—	$3
Deferred income tax benefit (provision):
Deferred income tax benefit	—	19
Benefit (provision) for taxes on unrealized gain on investments	107	(32)

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies organized as pass-through entities where the Company holds equity or equity-like investments in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of March 31, 2019 and December 31, 2018, $5 and $5, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019 and December 31, 2018, $1,855 and $1,972, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments and other temporary book to tax differences held in its corporate subsidiaries. As of March 31, 2019 and December 31, 2018, $2,046 (net of $4,500 allowance) and $2,056 (net of $4,396 allowance), respectively of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2015 remain subject to examination by taxing authorities.

Distributions

Distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

Recent Accounting Pronouncements

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement”, which impacts fair value disclosure for both private and public companies. ASU 2018-13 removes, modifies, and adds certain fair value related disclosures. ASU 2018-13 is effective for annual and interim reporting periods beginning after December 15, 2019. The Company has determined that this guidance will not have a material impact on its consolidated financial statements.

3. Investments

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of March 31, 2019:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$331,130	$—	$—	$331,130
Second lien debt	25,536	—	—	25,536
Subordinated debt	6,628	—	—	6,628
Equity investments	48,906	—	—	48,906
Warrants	393	—	—	393
Investment in Logan JV(1)	81,397	—	—	—
Investments in funds(1)	3,574	—	—	—

Total investments	$497,564	$—	$—	$412,593

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2018:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$329,348	$—	$—	$329,348
Second lien debt	25,295	—	—	25,295
Subordinated debt	6,556	—	—	6,556
Equity investments	43,534	—	—	43,534
Warrants	580	—	—	580
Investment in Logan JV(1)	84,825	—	—	—
Investments in funds(1)	3,515	—	—	—

Total investments	$493,653	$—	$—	$405,313

(1)

Certain investments that are measured at fair value using net asset value have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following is a summary of the industry classification in which the Company invests as of March 31, 2019:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$116,626	$99,459	19.97%	34.56%
Investment funds and vehicles	89,091	81,399	16.36%	28.28%
Healthcare	70,554	69,117	13.89%	24.02%
Consumer products and services	65,469	61,280	12.32%	21.29%
IT services	60,404	58,420	11.74%	20.30%
Energy / utilities	46,824	36,994	7.44%	12.85%
Financial services	35,357	35,456	7.13%	12.32%
Retail & grocery	38,517	27,950	5.62%	9.71%
Business services	18,587	18,865	3.79%	6.56%
Media, entertainment and leisure	5,448	5,500	1.11%	1.91%
Transportation	1,000	3,124	0.63%	1.09%

Total Investments	$547,877	$497,564	100.00%	172.89%

The following is a summary of the industry classification in which the Company invests as of December 31, 2018:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$104,643	$94,197	19.09%	31.86%
Investment funds and vehicles	92,396	84,829	17.18%	28.69%
Consumer products and services	74,921	69,101	14.00%	23.37%
Healthcare	62,484	60,234	12.20%	20.37%
IT services	52,367	50,426	10.21%	17.05%
Energy / utilities	46,494	37,052	7.51%	12.53%
Financial services	43,069	42,859	8.68%	14.49%
Retail & grocery	38,516	27,783	5.63%	9.40%
Business services	18,308	18,548	3.76%	6.27%
Media, entertainment and leisure	5,442	5,500	1.11%	1.86%
Transportation	1,000	3,124	0.63%	1.06%

Total Investments	$539,640	$493,653	100.00%	166.95%

The following is a summary of the geographical concentration of the Company’s investment portfolio as of March 31, 2019:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Southwest	$197,562	$153,476	30.86%	53.32%
Northeast	151,788	$144,495	29.04%	50.20%
West	79,100	$81,372	16.35%	28.28%
Southeast	78,533	$79,477	15.97%	27.62%
Midwest	25,893	$23,848	4.79%	8.29%
Canada	15,001	$14,896	2.99%	5.18%

Total Investments	$547,877	$497,564	100.00%	172.89%

The following is a summary of the geographical concentration of the Company’s investment portfolio as of December 31, 2018:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Southwest	$185,747	$154,689	31.34%	52.31%
Northeast	160,182	$151,210	30.63%	51.14%
West	72,340	$74,788	15.15%	25.29%
Southeast	77,935	$71,874	14.56%	24.31%
Midwest	28,435	$26,522	5.37%	8.97%
Canada	15,001	$14,570	2.95%	4.93%

Total Investments	$539,640	$493,653	100.00%	166.95%

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If any transfers occur between the levels or categories of the fair value hierarchy, they are assumed to have occurred at the beginning of the period. The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

The Company considers whether the volume and level of activity for the asset or liability have significantly decreased and identifies transactions that are not orderly in determining fair value. Accordingly, if the Company determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for investment companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in the Company’s investments in funds. The remaining term of the Company’s investments in funds is expected to be within one to five years.

The following provides quantitative information about Level 3 fair value measurements as of March 31, 2019:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Weighted Range (Average)(1)
First lien senior secured debt	$224,294	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 13% (12%)
	98,011	Market comparable companies (market approach)	EBITDA Multiple	6.0x - 7.1 x (6.6x)
	8,825	Market comparable companies (market approach)	Revenue Multiple	2.1x - 2.3x (2.2x)
Second lien debt	20,121	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 16% (15%)
	5,415	Market comparable companies (market approach)	EBITDA Multiple	4.8x - 5.3x (5.1x)
Subordinated debt	6,628	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	45,607	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.0x (4.7x)
	3,299	Market comparable companies (market approach)	Revenue Multiple	3.3x - 3.9x (3.6x)
Warrants	393	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 6.0x (5.5x)

Total Level 3 Investments	$412,593

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2018:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Weighted Range (Average)(1)
First lien senior secured debt(2)	$216,662	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% (12%)
	98,307	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 7.0x (6.4x)
	6,663	Market comparable companies (market approach)	Revenue Multiple	0.5x - 0.6x (0.6x)
Second lien debt	19,880	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	15% - 17% (16%)
	5,415	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 5.5x (5.3x)
Subordinated debt	6,556	Market comparable companies (market approach)	EBITDA Multiple	0.4x - 0.6x (0.5x)
Equity investments	40,410	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.1x (4.8x)
	3,124	Market comparable companies (market approach)	Revenue Multiple	2.8x - 3.8x (3.3x)
Warrants	580	Market comparable companies (market approach)	EBITDA Multiple	4.8x - 5.8x (5.3x)

Total Level 3 Investments	$397,597

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

(2)	Fair value of Alex Toys, LLC term loan was excluded from the first lien senior secured totals as the investment was valued based on a sale transaction which occurred in Q1 2019.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds and income producing securities and payment rights is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments, investments in warrants and debt investments where the Company has a controlling equity investment is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The following table rolls forward the changes in fair value during the three months ended March 31, 2019 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Totals
Beginning balance, January 1, 2019	$329,348	$25,295	$6,556	$43,534	$580	$405,313
Purchases	34,348	—	—	191	—	34,539
Sales and repayments	(22,453)	—	—	—	—	(22,453)
Unrealized appreciation (depreciation)(1)	(9,450)	223	(31)	5,181	(187)	(4,264)
Realized loss	(1,466)	—	—	—	—	(1,466)
Net amortization of premiums, discounts and fees	231	18	—	—	—	249
PIK	572	—	103	—	—	675

Ending balance, March 31, 2019	$331,130	$25,536	$6,628	$48,906	$393	$412,593

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$(10,715)	$223	$(31)	$5,181	$(187)	$(5,530)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following table rolls forward the changes in fair value during the three months ended March 31, 2018 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	Totals
Beginning balance, January 1, 2018	$407,097	$32,765	$19,105	$69,174	$75	$11,259	$539,475
Purchases	5,373	—	—	—	—	—	5,373
Sales and repayments	(18,231)	—	—	—	—	—	(18,231)
Unrealized appreciation (depreciation)(1)	8,140	87	1,179	(139)	20	(110)	9,177
Realized (loss) gain	(10,906)	—	(1,210)	(1,119)	—	—	(13,235)
Net amortization of premiums, discounts and fees	644	18	6	6	—	—	674
PIK	40	—	101	70	—	—	211
Transfers between categories	—	—	—	—	—	—	—

Ending balance, March 31, 2018	$392,157	$32,870	$19,181	$67,992	$95	$11,149	$523,444

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$6	$87	$(31)	$(1,257)	$20	$(110)	$(1,285)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

Significant Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company or a controlled operating company whose business consists of providing services to the company, including those in which the Company has a controlling interest. The Company had certain unconsolidated subsidiaries for the three months ended March 31, 2019 and 2018 that met at least one of the significance conditions under the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for the Company’s significant unconsolidated subsidiaries, which include C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, Charming Charlie LLC, and THL Credit Logan JV, LLC for the three months ended March 31, 2019 and C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc. for the three months ended March 31, 2018. The below table summarizes the above mentioned financial data, with the exception of Copperweld

Bimetallics, LLC and OEM Group, LLC for the three months ended March 31, 2019, which is presented in a separate tabular disclosure further below.

	For the three months ended March 31,
Income Statement	2019	2018
Net Sales	$124,329	$138,766
Gross Profit	53,663	32,709
Net loss	(6,329)	(2,809)

The below table summarizes the financial information for Copperweld Bimetallics, LLC for the three months ended March 31, 2019.

Income Statement	For the three months ended March 31, 2019
Net Sales	$24,538
Gross Profit	5,427
Net income	1,511

The below table summarizes the financial information for OEM Group, LLC for the three months ended March 31, 2019.

Income Statement	For the three months ended March 31, 2019
Net Sales	$9,736
Gross Profit	2,514
Net loss	(3,687)

THL Credit Logan JV LLC

On December 3, 2014, the Company entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

The Company has determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Logan JV.

Logan JV is capitalized with capital contributions which are generally called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of the Company, coupled with that of Perspecta, and the Company may withhold such authorization for any reason in its sole discretion.

As of March 31, 2019 and December 31, 2018, Logan JV had the following commitments, contributions and unfunded commitments from its Members.

	As of March 31, 2019
Member	Total Commitments	Contributed Capital	Return of Capital (not recallable)	Unfunded Commitments
THL Credit, Inc.	$200,000	$89,400	$3,200	$107,400
Perspecta Trident LLC	50,000	22,350	800	26,850

Total Investments	$250,000	$111,750	$4,000	$134,250

	As of December 31, 2018
Member	Total Commitments	Contributed Capital	Return of Capital (not recallable)	Unfunded Commitments
THL Credit, Inc.	$200,000	$92,600	$—	$107,400
Perspecta Trident LLC	50,000	23,150	—	26,850

Total Investments	$250,000	$115,750	$—	$134,250

Logan JV has a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks. As of March 31, 2019 and December 31, 2018, the Logan JV Credit Facility had $275,000 and $275,000 of commitments subject to leverage and borrowing base restrictions with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.20% and LIBOR (with no LIBOR floor) plus 2.20%, respectively. The final maturity date of the Logan JV Credit Facility is January 12, 2023 with the revolving loan period ending on January 12, 2021. As of March 31, 2019 and December 31, 2018, Logan JV had $233,929 and $241,679 of outstanding borrowings under the credit facility, respectively. At March 31, 2019, the effective interest rate on the Logan JV Credit Facility was 5.08% per annum.

As of March 31, 2019 and December 31, 2018, Logan JV had total investments at fair value of $336,135 and $329,771, respectively. As of March 31, 2019 and December 31, 2018, Logan JV’s portfolio was comprised of senior secured first lien loans and second lien loans to 133 and 130 different borrowers, respectively. As of March 31, 2019 and December 31, 2018, there were no loans on non-accrual status. As of March 31, 2019 and December 31, 2018, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $4,089 and $4,263, respectively. The portfolio companies in Logan JV are in industries similar to those in which the Company may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of March 31, 2019 and December 31, 2018:

	As of March 31, 2019	As of December 31, 2018
First lien secured debt, at par	$333,692	$327,574
Second lien debt, at par	15,592	16,962

Total debt investments, at par	$349,284	$344,536

Weighted average yield on first lien secured loans(1)	7.2%	7.2%
Weighted average yield on second lien loans(1)	10.4%	10.4%
Weighted average yield on all loans(1)	7.3%	7.4%
Number of borrowers in Logan JV	133	130
Largest loan to a single borrower(2)	$5,035	$5,101
Total of five largest loans to borrowers(2)	$24,910	$25,001

(1)	Weighted average yield at their current amortized cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for the Company’s stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of the Company’s expenses. The weighted average yield was computed using the effective interest rates as of March 31, 2019 and December 31, 2018, respectively. There can be no assurance that the weighted average yield will remain at its current level.

For three months ended March 31, 2019 and 2018, the Company’s share of income from distributions related to its Logan JV LLC equity interest was $2,600 and $2,400, respectively, which amounts are included in dividend income from controlled investments in the Consolidated Statement of Operations and reduction of cost basis on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019 and December 31, 2018, $2,689 and $2,481, respectively, of income related to the Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019 and December 31, 2018, $311 and $207, respectively, of return of capital associated with distribution declared was included the Distribution receivable on the Consolidated Statements of Assets and Liabilities. As of March 31, 2019, distributions declared and earned of $9,849 for the twelve months ended March 31, 2019, represented a dividend yield to the Company of 11.4% based upon average capital invested. As of December 31, 2018, distributions declared and earned of $9,912 for the twelve months ended December 31, 2018, represented a dividend yield to the Company of 12.0% based upon average capital invested.

Logan JV Loan Portfolio as of March 31, 2019

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans Canada
Avison Young Canada Inc.(12)	Banking, Finance, Insurance & Real Estate	7.6% (LIBOR + 5%)	03/07/2019	02/01/2026	3,491	$3,422	$3,448
PNI Canada Acquireco Corp	High Tech Industries	7% (LIBOR + 4.5%)	10/31/2018	10/31/2025	1,729	1,721	1,703

Total Canada						$5,143	$5,151

Germany
Rhodia Acetow	Consumer goods: Non-Durable	8.15% (LIBOR + 5.5%)	04/21/2017	05/31/2023	983	$972	$953
VAC Germany Holding GmbH	Metals & Mining	6.6% (LIBOR + 4%)	02/26/2018	02/26/2025	2,970	2,957	2,959

Total Germany						$3,929	$3,912

Luxembourg
Travelport Finance	Services: Consumer	4.5% (LIBOR + 4.5%)	03/18/2019	03/13/2026	3,000	$2,940	$2,921

Total Luxembourg						$2,940	$2,921

United Kingdom
Auxey Bidco Ltd.	Services: Business	7.99% (LIBOR + 5.5%)	08/07/2018	08/07/2025	5,000	$4,813	$4,825
EG Group	Retail	6.6% (LIBOR + 4%)	03/23/2018	02/07/2025	2,838	2,826	2,778

Total United Kingdom						$7,639	$7,603

United States of America
1A Smart Start LLC	Services: Consumer	7% (LIBOR + 4.5%)	08/28/2015	02/21/2022	4,336	$4,320	$4,336
A Place for Mom Inc	Media: Advertising, Printing & Publishing	6.25% (LIBOR + 3.75%)	07/28/2017	08/10/2024	3,940	3,925	3,960
A10 Capital, LLC	Banking, Finance, Insurance & Real Estate	8.99% (LIBOR + 6.5%)	04/25/2018	04/27/2023	5,000	4,959	4,925
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	6.5% (LIBOR + 4%)	10/04/2018	10/03/2025	4,000	3,991	3,980
Advanced Computer Software	High Tech Industries	7.24% (LIBOR + 4.75%)	05/25/2018	05/31/2024	1,493	1,489	1,493
Advanced Integration Technology LP	Aerospace & Defense	7.38% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,950	1,937	1,931
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.55% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,935	1,929	1,906
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.74% (LIBOR + 4.25%)	09/26/2017	03/14/2025	2,222	2,208	2,094
Alcami Carolinas Corp	Healthcare & Pharmaceuticals	6.73% (LIBOR + 4.25%)	07/09/2018	07/06/2025	3,980	3,962	3,960
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	8.28% (LIBOR + 5.5%)	10/01/2018	09/28/2025	1,988	1,960	1,988
Alpha Media LLC	Media: Broadcasting & Subscription	8.83% (LIBOR + 6.25%)	02/24/2016	02/25/2022	1,651	1,610	1,577
AMCP Clean Acquisition Co LLC	Wholesale	6.85% (LIBOR + 4.25%)	07/10/2018	07/10/2025	2,401	2,390	2,389
AMCP Clean Acquisition Co LLC(3)	Wholesale	7.15% (LIBOR + 4.25%)	07/10/2018	07/10/2025	580	224	224
American Sportsman Holdings Co	Retail	7.5% (LIBOR + 5%)	11/22/2016	09/25/2024	3,940	3,898	3,859
Ansira Holdings, Inc.(4)	Media: Diversified & Production	8.25% (LIBOR + 5.75%)	04/17/2018	12/20/2022	613	150	149
Ansira Holdings, Inc.	Media: Diversified & Production	8.25% (LIBOR + 5.75%)	12/20/2016	12/20/2022	1,845	1,834	1,836
AP Gaming I LLC	Hotel, Gaming & Leisure	6% (LIBOR + 3.5%)	06/06/2016	02/15/2024	2,456	2,451	2,453
APC Aftermarket	Automotive	7.69% (LIBOR + 5%)	05/09/2017	05/10/2024	491	484	447
Aptean, Inc.	High Tech Industries	6.86% (LIBOR + 4.25%)	12/15/2017	12/20/2022	919	913	921

Logan JV Loan Portfolio as of March 31, 2019—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
AQA Aquisition Holding, Inc	High Tech Industries	6.85% (LIBOR + 4.25%)	10/01/2018	05/24/2023	1,990	1,990	1,980
ATI Merger Sub Inc.	Healthcare & Pharmaceuticals	7% (LIBOR + 4.5%)	12/19/2018	12/05/2025	4,323	4,281	4,301
Avaya Inc	Telecommunications	6.85% (LIBOR + 4.25%)	11/09/2017	12/15/2024	2,581	2,559	2,575
Barbri Inc	Media: Diversified & Production	6.74% (LIBOR + 4.25%)	12/01/2017	12/01/2023	3,122	3,109	3,083
BCP Qualtek Merger Sub LLC	Telecommunications	8.49% (LIBOR + 5.75%)	07/16/2018	07/18/2025	3,950	3,878	3,856
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.48% (LIBOR + 4%)	11/17/2017	11/01/2023	2,898	2,887	2,878
Big Ass Fans LLC	Capital Equipment	6.35% (LIBOR + 3.75%)	11/07/2017	05/21/2024	2,469	2,459	2,473
Big River Steel LLC	Metals & Mining	7.6% (LIBOR + 5%)	08/15/2017	08/23/2023	1,970	1,955	1,982
BI-LO LLC	Retail	10.78% (LIBOR + 8%)	05/15/2018	05/31/2024	1,493	1,441	1,449
Bomgar Corp	High Tech Industries	6.5% (LIBOR + 4%)	04/17/2018	04/18/2025	3,975	3,966	3,934
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	7.01% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,948	2,925	2,831
California Cryobank LLC	Healthcare & Pharmaceuticals	6.6% (LIBOR + 4%)	08/03/2018	08/06/2025	3,192	3,178	3,198
Cambium Learning Inc.	Services: Consumer	7% (LIBOR + 4.5%)	12/18/2018	12/18/2025	1,995	1,898	1,980
CC Amulet Intermediate, LLC(5)(13)	Healthcare & Pharmaceuticals	3.6% (LIBOR + 1%)	06/18/2018	04/30/2024	1,538	(13)	(4)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	7.25% (LIBOR + 4.75%)	06/18/2018	04/30/2024	3,436	3,406	3,427
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.25% (LIBOR + 5.75%)	07/07/2015	10/05/2023	4,925	4,908	4,924
Commercial Barge Line Co	Transportation: Cargo	11.25% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,275	1,254	900
Constellis Holdings, LLC	Aerospace & Defense	7.74% (LIBOR + 5%)	04/18/2017	04/21/2024	1,965	1,951	1,881
Conyers Park Parent Merger Sub Inc	Beverage, Food & Tobacco	5.99% (LIBOR + 3.5%)	06/21/2017	07/07/2024	1,970	1,963	1,975
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.49% (LIBOR + 5%)	03/08/2019	05/07/2019	55	54	54
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.49% (LIBOR + 5%)	03/08/2019	05/07/2019	92	90	89
Country Fresh Holdings, LLC(6)(13)	Beverage, Food & Tobacco	7.6% (LIBOR + 5%)	03/08/2019	05/07/2019	37	(1)	(1)
Country Fresh Holdings, LLC(15)	Beverage, Food & Tobacco	7.8% (LIBOR + 5%)	07/14/2017	03/31/2023	4,400	4,369	2,195
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	7.1% (LIBOR + 4.5%)	09/29/2017	10/04/2024	2,965	2,959	2,935
CryoLife Inc	Healthcare & Pharmaceuticals	5.85% (LIBOR + 3.25%)	11/15/2017	12/02/2024	1,975	1,967	1,975
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,915	1,919	1,663
Datto, Inc.(12)	Services: Business	6.85% (LIBOR + 4.25%)	03/29/2019	03/28/2026	1,875	1,866	1,880
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.75% (LIBOR + 3.25%)	12/06/2017	02/13/2025	248	247	243
DigiCert, Inc.	High Tech Industries	6.5% (LIBOR + 4%)	09/20/2017	10/31/2024	993	989	977
Drilling Info Inc.	High Tech Industries	6.75% (LIBOR + 4.25%)	07/27/2018	07/30/2025	4,478	4,458	4,461
DXP Enterprises, Inc.	Wholesale	7.25% (LIBOR + 4.75%)	08/16/2017	08/29/2023	1,478	1,467	1,474
Eliassen Group, LLC	Services: Business	7% (LIBOR + 4.5%)	10/19/2018	11/05/2024	4,161	4,142	4,141
Empower Payments Acquisition	Services: Business	6.75% (LIBOR + 4.25%)	10/05/2018	10/05/2025	3,990	3,981	3,950
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	5.75% (LIBOR + 3.25%)	12/08/2016	12/22/2023	2,587	2,570	2,587
Gold Standard Baking, Inc.	Wholesale	7.13% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,473	2,469	2,250
Golden West Packaging Group LLC	Containers, Packaging & Glass	7.75% (LIBOR + 5.25%)	02/09/2018	06/20/2023	4,720	4,701	4,697
Great Dane Merger Sub Inc	High Tech Industries	6.25% (LIBOR + 3.75%)	05/02/2018	05/21/2025	2,978	2,964	2,937

Logan JV Loan Portfolio as of March 31, 2019—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Gruden Acquisition Inc.	Transportation: Cargo	8.1% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,964	1,932	1,952
Gulf Finance, LLC	Energy: Oil & Gas	7.86% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,870	1,835	1,498
Heartland Dental LLC(7)	Healthcare & Pharmaceuticals	3.75% (LIBOR + 3.75%)	04/19/2018	04/17/2025	33	—	(2)
Heartland Dental LLC	Healthcare & Pharmaceuticals	6.25% (LIBOR + 3.75%)	04/19/2018	04/30/2025	1,457	1,451	1,418
Help/Systems Holdings, Inc.	High Tech Industries	6.25% (LIBOR + 3.75%)	03/23/2018	03/28/2025	1,985	1,981	1,963
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	6.5% (LIBOR + 4%)	12/14/2017	12/19/2024	4,938	4,917	4,863
Hornblower Sub LLC	Hotel, Gaming & Leisure	4.5% (LIBOR + 4.5%)	03/08/2019	04/27/2025	1,867	1,857	1,868
Idera Inc	High Tech Industries	7% (LIBOR + 4.5%)	06/27/2017	06/28/2024	2,326	2,308	2,328
Infoblox Inc.	High Tech Industries	7% (LIBOR + 4.5%)	11/03/2016	11/07/2023	2,130	2,097	2,129
Institutional Shareholder Services, Inc.	Services: Business	7.1% (LIBOR + 4.5%)	03/04/2019	02/26/2026	2,000	1,980	1,990
Intermedia Holdings, Inc.	Telecommunications	8.5% (LIBOR + 6%)	07/13/2018	07/11/2025	2,993	2,965	3,000
International Textile Group Inc	Consumer goods: Durable	7.49% (LIBOR + 5%)	04/20/2018	04/19/2024	981	977	952
Isagenix International LLC	Services: Consumer	8.35% (LIBOR + 5.75%)	04/26/2018	06/14/2025	1,925	1,908	1,728
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.88% (LIBOR + 4.25%)	06/10/2016	06/24/2022	3,893	3,862	3,893
LifeScan Global Corp	Healthcare & Pharmaceuticals	8.8% (LIBOR + 6%)	06/19/2018	10/01/2024	2,211	2,150	2,130
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.85% (LIBOR + 4.25%)	03/09/2018	03/17/2025	467	465	466
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	03/09/2018	03/17/2025	1,809	1,801	1,805
Lyons Magnus Inc aka	Beverage, Food & Tobacco	6% (LIBOR + 3.5%)	06/08/2018	11/11/2024	3,954	3,942	3,924
MAG DS Corp.	Aerospace & Defense	7.25% (LIBOR + 4.75%)	06/01/2018	05/30/2025	2,978	2,952	2,963
Mavenir Systems Inc	Telecommunications	8.5% (LIBOR + 6%)	05/01/2018	05/01/2025	1,985	1,950	1,979
MCS Group Holdings LLC	Banking, Finance, Insurance & Real Estate	7.25% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,965	1,958	1,597
MDVIP Inc	Healthcare & Pharmaceuticals	6.74% (LIBOR + 4.25%)	11/10/2017	11/14/2024	4,246	4,234	4,214
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.99% (LIBOR + 5.25%)	05/29/2015	06/01/2022	748	746	751
Miller’s Ale House Inc	Hotel, Gaming & Leisure	7.24% (LIBOR + 4.75%)	05/24/2018	05/21/2025	2,382	2,371	2,346
MLN US Holdco LLC	Telecommunications	7% (LIBOR + 4.5%)	07/13/2018	11/30/2025	2,993	2,985	2,947
Morphe, LLC	Consumer goods: Non-Durable	8.5% (LIBOR + 6%)	02/21/2017	02/10/2023	2,700	2,674	2,700
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.28% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,478	4,469	4,455
New Insight Holdings Inc	Services: Business	8% (LIBOR + 5.5%)	12/08/2017	12/20/2024	1,975	1,894	1,968
NextCare, Inc.(8)(13)	Healthcare & Pharmaceuticals	7.35% (LIBOR + 4.75%)	02/13/2018	02/28/2023	588	(5)	—
NextCare, Inc.	Healthcare & Pharmaceuticals	7.25% (LIBOR + 4.75%)	02/13/2018	02/28/2023	3,378	3,351	3,378
Northern Star Holdings Inc.	Utilities: Electric	7.35% (LIBOR + 4.75%)	03/28/2018	03/14/2025	4,208	4,189	4,186
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.86% (LIBOR + 5.25%)	09/13/2017	09/13/2023	3,000	2,972	2,970
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	6.49% (LIBOR + 4%)	08/08/2017	08/01/2024	2,232	2,223	2,199
Odyssey Logistics & Technology Corporation	Transportation: Cargo	6.5% (LIBOR + 4%)	10/06/2017	10/12/2024	1,975	1,966	1,965
OpenLink	High Tech Industries	7.4% (LIBOR + 4.75%)	03/02/2018	03/21/2025	1,773	1,765	1,756
Orion Business Innovations	High Tech Industries	7.19% (LIBOR + 4.5%)	10/18/2018	10/19/2024	565	559	562
Orion Business Innovations	High Tech Industries	7.18% (LIBOR + 4.5%)	03/04/2019	10/21/2024	833	825	825
Orion Business Innovations	High Tech Industries	7.17% (LIBOR + 4.5%)	10/18/2018	10/19/2024	1,931	1,913	1,911
OSM MSO, LLC	Healthcare & Pharmaceuticals	7.6% (LIBOR + 5%)	10/16/2018	08/09/2023	3,980	3,944	3,940

Logan JV Loan Portfolio as of March 31, 2019—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Output Services Group Inc	Services: Business	6.75% (LIBOR + 4.25%)	03/26/2018	03/21/2024	4,457	4,438	4,134
Park Place Technologies, LLC	High Tech Industries	6.5% (LIBOR + 4%)	03/22/2018	03/22/2025	2,322	2,312	2,312
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	7.5% (LIBOR + 5%)	10/04/2018	09/28/2025	2,985	2,957	2,966
Ping Identity Corp	High Tech Industries	6.25% (LIBOR + 3.75%)	01/23/2018	01/24/2025	1,489	1,482	1,490
Pivotal Payments	Services: Business	9% (LIBOR + 4.5%)	09/27/2018	09/29/2025	3,088	3,059	3,061
Pivotal Payments(9)	Services: Business	6.98% (LIBOR + 4.5%)	09/27/2018	09/29/2025	895	599	599
PLH Group Inc	Energy: Oil & Gas	8.74% (LIBOR + 6%)	08/01/2018	07/25/2023	4,107	4,018	4,066
Polar US Borrower	Chemicals, Plastics & Rubber	7.54% (LIBOR + 4.75%)	08/21/2018	10/15/2025	2,993	2,880	2,996
Premise Health Holding Corp(10)(13)	Healthcare & Pharmaceuticals	6.35% (LIBOR + 3.75%)	08/14/2018	07/10/2025	294	(1)	(1)
Premise Health Holding Corp	Healthcare & Pharmaceuticals	6.35% (LIBOR + 3.75%)	08/14/2018	07/10/2025	3,687	3,670	3,674
Project Leopard Holdings Inc	High Tech Industries	7% (LIBOR + 4.5%)	06/21/2017	07/07/2023	1,724	1,720	1,705
PSC Industrial Outsourcing, LP	Chemicals, Plastics & Rubber	6.23% (LIBOR + 3.75%)	10/05/2017	10/11/2024	1,975	1,959	1,956
Pure Fishing Inc	Consumer goods: Non-Durable	7.06% (LIBOR + 4.5%)	12/20/2018	11/30/2025	1,200	1,153	1,192
QuickBase Inc.(12)	High Tech Industries	6.6% (LIBOR + 4%)	03/29/2019	03/28/2026	2,100	2,090	2,102
Quidditch Acquisition Inc	Beverage, Food & Tobacco	9.49% (LIBOR + 7%)	03/16/2018	03/21/2025	1,011	994	1,021
Red Ventures LLC	Media: Advertising, Printing & Publishing	5.5% (LIBOR + 3%)	10/18/2017	11/08/2024	2,034	2,018	2,024
SCS Holdings Inc	High Tech Industries	6.75% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,445	1,439	1,452
Silverback Merger Sub Inc	High Tech Industries	6% (LIBOR + 3.5%)	08/11/2017	08/21/2024	1,182	1,180	1,068
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	6.75% (LIBOR + 4.25%)	02/21/2018	02/27/2023	2,972	2,960	2,972
SMS Systems Maintenance Services Inc(15)	High Tech Industries	7.5% (LIBOR + 5%)	02/09/2017	10/30/2023	2,933	2,922	2,297
SoClean, Inc	Healthcare & Pharmaceuticals	8.8% (LIBOR + 6%)	02/13/2018	12/20/2022	5,035	4,994	5,061
Starfish- V Merger Sub Inc	High Tech Industries	7% (LIBOR + 4.5%)	08/11/2017	08/16/2024	1,231	1,222	1,229
STS Operating, Inc.	Capital Equipment	6.75% (LIBOR + 4.25%)	04/27/2018	12/11/2024	425	424	417
ThoughtWorks, Inc.	High Tech Industries	6.5% (LIBOR + 4%)	10/06/2017	10/11/2024	3,971	3,960	3,969
TKC Holdings Inc	Services: Business	6.25% (LIBOR + 3.75%)	06/08/2017	02/01/2023	294	293	289
TOMS Shoes LLC	Retail	8% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,920	1,880	1,522
Tupelo Buyer Inc	Transportation: Cargo	6.24% (LIBOR + 3.75%)	10/02/2017	10/07/2024	2,199	2,185	2,193
TV Borrower US LLC	High Tech Industries	7.35% (LIBOR + 4.75%)	02/16/2017	02/22/2024	980	977	978
Uber Technologies, Inc.	Services: Consumer	6.49% (LIBOR + 4%)	03/22/2018	04/04/2025	2,779	2,767	2,785
US Shipping Corp	Utilities: Oil & Gas	6.75% (LIBOR + 4.25%)	03/09/2016	06/26/2021	206	201	199
Utility One Source L.P.	Construction & Building	8% (LIBOR + 5.5%)	04/07/2017	04/18/2023	983	976	987
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.74% (LIBOR + 5%)	12/09/2014	07/01/2020	1,964	1,883	1,768
Vertiv Group Corporation	Capital Equipment	6.63% (LIBOR + 4%)	09/30/2016	11/30/2023	1,504	1,473	1,418
Vistage Worldwide, Inc.	Services: Consumer	6.48% (LIBOR + 4%)	02/06/2018	02/10/2025	2,495	2,490	2,476
Weight Watchers International, Inc.	Services: Consumer	7.56% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,531	2,490	2,424
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	7% (LIBOR + 4.5%)	08/18/2017	09/29/2023	4,938	4,918	4,913
Yak Access LLC	Energy: Oil & Gas	7.5% (LIBOR + 5%)	06/29/2018	07/02/2025	2,963	2,882	2,533
Zenith American Holding, Inc.	Services: Business	7.85% (LIBOR + 5.25%)	03/11/2019	12/13/2024	2,982	2,982	2,952
Zenith American Holding, Inc.(11)(13)	Services: Business	7.85% (LIBOR + 5.25%)	03/11/2019	12/13/2024	497	(5)	(5)

Total United States of America						$307,044	$301,269

Total Senior Secured First Lien Term Loans						$326,695	$320,856

Logan JV Loan Portfolio as of March 31, 2019—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Second Lien Term Loans
United States of America
ABG Intermediate Holdings 2 LLC	Retail	10.25% (LIBOR + 7.75%)	09/26/2017	09/29/2025	1,963	$1,951	$1,944
AQA Aquisition Holding, Inc	High Tech Industries	10.8% (LIBOR + 8%)	10/01/2018	05/24/2024	1,000	991	1,000
Constellis Holdings, LLC	Aerospace & Defense	11.74% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	989	958
DigiCert, Inc.	High Tech Industries	10.5% (LIBOR + 8%)	09/20/2017	10/31/2025	600	597	587
DiversiTech Holdings Inc	Consumer goods: Durable	10.1% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,984	1,940
Gruden Acquisition Inc.	Transportation: Cargo	11% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	486	496
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.49% (LIBOR + 7%)	08/11/2017	08/15/2025	979	971	955
NextCare, Inc.	Healthcare & Pharmaceuticals	11.25% (LIBOR + 8.75%)	02/13/2018	08/28/2023	1,000	988	1,005
Optiv Security Inc	High Tech Industries	9.75% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,495	1,421
Park Place Technologies, LLC	High Tech Industries	10.5% (LIBOR + 8%)	03/22/2018	03/29/2026	700	694	690
SESAC Holdco II LLC	Media: Diversified & Production	9.75% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	993	988
TKC Holdings Inc	Services: Business	10.5% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,839	1,810
TV Borrower US LLC	High Tech Industries	10.85% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	989	1,001
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.5% (LIBOR + 7%)	05/04/2015	05/15/2023	425	424	412
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.5% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$15,465	$15,279

Total Second Lien Term Loans						$15,465	$15,279

Total Investments						$342,160	$336,135

Cash equivalents
Dreyfus Government Cash Management Fund						13,822	13,822
Other Cash						618	618

Total Cash and Cash equivalents						$14,440	$14,440

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $580,077, of which $353,371 was unfunded as of March 31, 2019. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)

Represents a delayed draw commitment of $612,645, of which $460,886 was unfunded as of March 31, 2019. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of March 31, 2019. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $36,942, which was unfunded as of March 31, 2019. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $32,609, which was unfunded as of March 31, 2019. Issuer pays 3.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $588,235, which was unfunded as of March 31, 2019. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $895,155, of which $288,114 was unfunded as of March 31, 2019. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

Logan JV Loan Portfolio as of March 31, 2019—(Continued)

(dollar amounts in thousands)

(10)	Represents a delayed draw commitment of $294,107, which was unfunded as of March 31, 2019. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)	Represents a delayed draw commitment of $496,514, which was unfunded as of March 31, 2019. Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(12)	Unsettled trade that interest will start to accrue on when the trade settles. 3 month Libor as of March 31, 2019 is shown to reflect possible projected interest rate.
(13)	Unfunded amount will start to accrue interest when the position is funded. 3 month Libor as of March 31, 2019 is shown to reflect possible projected interest rate.
(14)	All investments are pledged as collateral for loans payable unless otherwise noted.
(15)	Investment was not pledged as collateral for loans payable as of March 31, 2019.

Logan JV Loan Portfolio as of December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
PNI Canada Acquireco Corp	High Tech Industries	6.85% (LIBOR + 4.5%)	10/31/2018	10/31/2025	1,733	$1,724	$1,699

Total Canada						$1,724	$1,699

Germany
Rhodia Acetow	Consumer goods: Non-Durable	8.09% (LIBOR + 5.5%)	04/21/2017	05/31/2023	985	$974	$955
VAC Germany Holding GmbH	Metals & Mining	6.8% (LIBOR + 4%)	02/26/2018	02/26/2025	2,978	2,964	2,974

Total Germany						$3,938	$3,929

United Kingdom
Auxey Bidco Ltd.	Services: Business	7.97% (LIBOR + 5.5%)	08/07/2018	08/07/2025	5,000	$4,806	$4,813
EG Group	Retail	6.81% (LIBOR + 4%)	03/23/2018	02/07/2025	2,845	2,832	2,749

Total United Kingdom						$7,638	$7,562

United States of America
1A Smart Start LLC	Services: Consumer	7.09% (LIBOR + 4.5%)	08/28/2015	02/21/2022	4,347	$4,329	$4,347
A Place for Mom Inc	Media: Advertising, Printing & Publishing	6.27% (LIBOR + 3.75%)	07/28/2017	08/10/2024	3,950	3,934	3,970
A10 Capital, LLC	Banking, Finance, Insurance & Real Estate	8.96% (LIBOR + 6.5%)	04/25/2018	04/27/2023	5,000	4,957	4,925
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	6.56% (LIBOR + 4%)	10/04/2018	10/03/2025	4,000	3,990	3,950
Advanced Computer Software	High Tech Industries	7.14% (LIBOR + 4.75%)	05/25/2018	05/31/2024	1,496	1,493	1,485
Advanced Integration Technology LP	Aerospace & Defense	7.46% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,955	1,941	1,936
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.55% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,935	1,928	1,909
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	09/26/2017	03/14/2025	2,228	2,213	2,081
Alcami Carolinas Corp	Healthcare & Pharmaceuticals	6.71% (LIBOR + 4.25%)	07/09/2018	07/06/2025	3,990	3,971	3,970
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	8.12% (LIBOR + 5.5%)	10/01/2018	09/28/2025	2,000	1,971	1,995
Alpha Media LLC	Media: Broadcasting & Subscription	9% (LIBOR + 6.5%)	02/24/2016	02/25/2022	3,043	2,962	2,931
AMCP Clean Acquisition Co LLC	Wholesale	7.05% (LIBOR + 4.25%)	07/10/2018	07/10/2025	2,407	2,396	2,386
AMCP Clean Acquisition Co LLC(3)	Wholesale	7.15% (LIBOR + 4.25%)	07/10/2018	07/10/2025	581	225	222
American Sportsman Holdings Co	Retail	7.52% (LIBOR + 5%)	11/22/2016	09/25/2024	3,950	3,906	3,796
Ansira Holdings, Inc.(4)	Media: Diversified & Production	8.27% (LIBOR + 5.75%)	04/17/2018	12/20/2022	613	150	149
Ansira Holdings, Inc.	Media: Diversified & Production	8.27% (LIBOR + 5.75%)	12/20/2016	12/20/2022	1,850	1,838	1,841
AP Gaming I LLC	Hotel, Gaming & Leisure	6.02% (LIBOR + 3.5%)	06/06/2016	02/15/2024	2,463	2,457	2,424
APC Aftermarket	Automotive	7.62% (LIBOR + 5%)	05/09/2017	05/10/2024	493	485	448
Aptean, Inc.	High Tech Industries	7.06% (LIBOR + 4.25%)	12/15/2017	12/20/2022	929	922	920
AQA Aquisition Holding, Inc	High Tech Industries	7.05% (LIBOR + 4.25%)	10/01/2018	05/24/2023	1,995	1,995	1,985

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
ATI Merger Sub Inc.(11)	Healthcare & Pharmaceuticals	7.31% (LIBOR + 4.5%)	12/19/2018	12/05/2025	4,333	4,290	4,301
Avaya Inc	Telecommunications	6.71% (LIBOR + 4.25%)	11/09/2017	12/15/2024	2,588	2,564	2,506
Barbri Inc	Media: Diversified & Production	6.6% (LIBOR + 4.25%)	12/01/2017	12/01/2023	3,122	3,109	3,059
BCP Qualtek Merger Sub LLC	Telecommunications	8.28% (LIBOR + 5.75%)	07/16/2018	07/18/2025	3,990	3,915	3,903
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.47% (LIBOR + 4%)	11/17/2017	11/01/2023	2,927	2,915	2,893
Big Ass Fans LLC	Capital Equipment	6.55% (LIBOR + 3.75%)	11/07/2017	05/21/2024	2,475	2,465	2,444
Big River Steel LLC	Metals & Mining	7.8% (LIBOR + 5%)	08/15/2017	08/23/2023	1,975	1,960	1,960
BI-LO LLC	Retail	10.78% (LIBOR + 8%)	05/15/2018	05/31/2024	1,493	1,438	1,434
Bomgar Corp	High Tech Industries	6.52% (LIBOR + 4%)	04/17/2018	04/18/2025	3,985	3,976	3,865
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	6.76% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,955	2,932	2,814
California Cryobank LLC	Healthcare & Pharmaceuticals	6.8% (LIBOR + 4%)	08/03/2018	08/06/2025	3,200	3,185	3,200
Cambium Learning Inc.	Services: Consumer	4.5% (LIBOR + 4.5%)	12/18/2018	12/11/2025	2,000	1,900	1,908
CC Amulet Intermediate, LLC(5)(12)	Healthcare & Pharmaceuticals	7.56% (LIBOR + 4.75%)	06/18/2018	04/30/2024	1,538	(14)	(15)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	7.27% (LIBOR + 4.75%)	06/18/2018	04/30/2024	3,444	3,413	3,410
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.55% (LIBOR + 5.75%)	07/07/2015	10/05/2023	4,938	4,920	4,937
Commercial Barge Line Co	Transportation: Cargo	11.27% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,294	1,270	939
Constellis Holdings, LLC	Aerospace & Defense	7.52% (LIBOR + 5%)	04/18/2017	04/21/2024	1,970	1,955	1,891
Conyers Park Parent Merger Sub Inc	Beverage, Food & Tobacco	6.27% (LIBOR + 3.5%)	06/21/2017	07/07/2024	1,975	1,967	1,955
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.8% (LIBOR + 5%)	07/14/2017	03/31/2023	4,340	4,308	3,668
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	7.3% (LIBOR + 4.5%)	09/29/2017	10/04/2024	2,972	2,966	2,928
CPI Acquisition, Inc.	Services: Consumer	7.02% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187	4,106	2,684
CryoLife Inc	Healthcare & Pharmaceuticals	6.05% (LIBOR + 3.25%)	11/15/2017	12/02/2024	1,980	1,972	1,940
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.77% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,920	1,925	1,602
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.77% (LIBOR + 3.25%)	12/06/2017	02/13/2025	248	248	236
DigiCert, Inc.	High Tech Industries	6.52% (LIBOR + 4%)	09/20/2017	10/31/2024	995	991	978
Drilling Info Inc.	High Tech Industries	6.77% (LIBOR + 4.25%)	07/27/2018	07/30/2025	4,489	4,468	4,478
DXP Enterprises, Inc.	Wholesale	7.27% (LIBOR + 4.75%)	08/16/2017	08/29/2023	1,481	1,470	1,470
Eliassen Group, LLC	Services: Business	7.02% (LIBOR + 4.5%)	10/19/2018	11/05/2024	4,167	4,146	4,146
Empower Payments Acquisition	Services: Business	7.05% (LIBOR + 4.25%)	10/05/2018	10/05/2025	4,000	3,990	3,990
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	5.76% (LIBOR + 3.25%)	12/08/2016	12/22/2023	2,594	2,576	2,512
Gold Standard Baking, Inc.	Wholesale	7.31% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,481	2,476	2,257
Golden West Packaging Group LLC	Containers, Packaging & Glass	7.77% (LIBOR + 5.25%)	02/09/2018	06/20/2023	4,731	4,711	4,719
Great Dane Merger Sub Inc	High Tech Industries	6.27% (LIBOR + 3.75%)	05/02/2018	05/21/2025	2,985	2,971	2,918
Gruden Acquisition Inc.	Transportation: Cargo	8.3% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,970	1,935	1,933

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Gulf Finance, LLC	Energy: Oil & Gas	8.06% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,875	1,837	1,446
Heartland Dental LLC(6)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR + 3.75%)	04/19/2018	04/17/2025	125	(1)	(5)
Heartland Dental LLC	Healthcare & Pharmaceuticals	6.27% (LIBOR + 3.75%)	04/19/2018	04/30/2025	1,368	1,362	1,315
Help/Systems Holdings, Inc.	High Tech Industries	6.27% (LIBOR + 3.75%)	03/23/2018	03/28/2025	1,990	1,986	1,915
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	6.26% (LIBOR + 3.75%)	12/14/2017	12/19/2024	4,950	4,929	4,801
Idera Inc	High Tech Industries	7.03% (LIBOR + 4.5%)	06/27/2017	06/28/2024	2,332	2,313	2,336
Infoblox Inc.	High Tech Industries	7.02% (LIBOR + 4.5%)	11/03/2016	11/07/2023	2,136	2,100	2,132
Intermedia Holdings, Inc.	Telecommunications	8.52% (LIBOR + 6%)	07/13/2018	07/11/2025	3,000	2,972	2,996
International Textile Group Inc	Consumer goods: Durable	7.35% (LIBOR + 5%)	04/20/2018	04/19/2024	988	983	970
Isagenix International LLC	Services: Consumer	8.55% (LIBOR + 5.75%)	04/26/2018	06/14/2025	1,950	1,932	1,896
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.76% (LIBOR + 4.25%)	06/10/2016	06/24/2022	3,902	3,868	3,902
LifeScan Global Corp	Healthcare & Pharmaceuticals	8.4% (LIBOR + 6%)	06/19/2018	10/01/2024	2,250	2,185	2,132
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR + 4.25%)	03/09/2018	03/17/2025	467	465	465
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR + 4.25%)	03/09/2018	03/17/2025	1,809	1,801	1,800
Lyons Magnus Inc aka	Beverage, Food & Tobacco	6.02% (LIBOR + 3.5%)	06/08/2018	11/11/2024	3,964	3,952	3,944
MAG DS Corp.	Aerospace & Defense	7.27% (LIBOR + 4.75%)	06/01/2018	05/30/2025	2,985	2,958	2,970
Mavenir Systems Inc	Telecommunications	8.39% (LIBOR + 6%)	05/01/2018	05/01/2025	1,990	1,954	1,984
MCS Group Holdings LLC	Banking, Finance, Insurance & Real Estate	7.27% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,970	1,962	1,623
MDVIP Inc	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	11/10/2017	11/14/2024	4,256	4,244	4,230
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.78% (LIBOR + 5.25%)	05/29/2015	06/01/2022	748	745	748
Miller’s Ale House Inc	Hotel, Gaming & Leisure	7.1% (LIBOR + 4.75%)	05/24/2018	05/21/2025	2,388	2,377	2,352
MLN US Holdco LLC	Telecommunications	7.02% (LIBOR + 4.5%)	07/13/2018	11/30/2025	3,000	2,993	2,916
Morphe, LLC	Consumer goods: Non-Durable	8.52% (LIBOR + 6%)	02/21/2017	02/10/2023	2,738	2,709	2,724
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.28% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,489	4,480	4,467
New Insight Holdings Inc	Services: Business	8.02% (LIBOR + 5.5%)	12/08/2017	12/20/2024	1,980	1,895	1,948
NextCare, Inc.(7) (12)	Healthcare & Pharmaceuticals	7.56% (LIBOR + 4.75%)	02/13/2018	02/28/2023	588	(5)	—
NextCare, Inc.	Healthcare & Pharmaceuticals	7.27% (LIBOR + 4.75%)	02/13/2018	02/28/2023	3,386	3,358	3,386
Northern Star Holdings Inc.	Utilities: Electric	7.55% (LIBOR + 4.75%)	03/28/2018	03/14/2025	4,218	4,199	4,213
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	8.03% (LIBOR + 5.25%)	09/13/2017	09/13/2023	3,000	2,971	2,955
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	6.35% (LIBOR + 4%)	08/08/2017	08/01/2024	2,238	2,229	2,204
Odyssey Logistics & Technology Corporation	Transportation: Cargo	6.52% (LIBOR + 4%)	10/06/2017	10/12/2024	1,980	1,971	1,921
OpenLink	High Tech Industries	7.27% (LIBOR + 4.75%)	03/02/2018	03/21/2025	1,831	1,822	1,820
Orion Business Innovations(8)(12)	High Tech Industries	7.31% (LIBOR + 4.5%)	10/18/2018	10/19/2024	565	(6)	(6)
Orion Business Innovations	High Tech Industries	7.16% (LIBOR + 4.5%)	10/18/2018	10/19/2024	1,931	1,912	1,911
OSM MSO, LLC	Healthcare & Pharmaceuticals	7.8% (LIBOR + 5%)	10/16/2018	08/09/2023	3,990	3,952	3,950
Output Services Group Inc	Services: Business	6.77% (LIBOR + 4.25%)	03/26/2018	03/21/2024	4,468	4,448	4,345

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Park Place Technologies, LLC	High Tech Industries	6.52% (LIBOR + 4%)	03/22/2018	03/22/2025	2,328	2,318	2,308
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	7.52% (LIBOR + 5%)	10/04/2018	09/28/2025	2,993	2,963	2,888
Ping Identity Corp	High Tech Industries	6.27% (LIBOR + 3.75%)	01/23/2018	01/24/2025	1,493	1,486	1,485
Pivotal Payments	Services: Business	9% (LIBOR + 4.5%)	09/27/2018	09/29/2025	3,096	3,066	3,065
Pivotal Payments(9)	Services: Business	6.98% (LIBOR + 4.5%)	09/27/2018	09/29/2025	897	550	550
PLH Group Inc	Energy: Oil & Gas	8.59% (LIBOR + 6%)	08/01/2018	07/25/2023	3,173	3,085	3,109
Polar US Borrower	Chemicals, Plastics & Rubber	7.19% (LIBOR + 4.75%)	08/21/2018	10/15/2025	3,000	2,883	2,895
Premise Health Holding Corp(10)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR + 3.75%)	08/14/2018	07/10/2025	294	(1)	(4)
Premise Health Holding Corp	Healthcare & Pharmaceuticals	6.55% (LIBOR + 3.75%)	08/14/2018	07/10/2025	3,697	3,679	3,641
Project Leopard Holdings Inc	High Tech Industries	6.52% (LIBOR + 4%)	06/21/2017	07/07/2023	1,728	1,725	1,691
PSC Industrial Outsourcing, LP	Chemicals, Plastics & Rubber	6.21% (LIBOR + 3.75%)	10/05/2017	10/11/2024	1,980	1,964	1,935
Pure Fishing Inc(11)	Consumer goods: Non-Durable	7.06% (LIBOR + 4.25%)	12/20/2018	11/30/2025	1,200	1,152	1,158
Quidditch Acquisition Inc	Beverage, Food & Tobacco	9.47% (LIBOR + 7%)	03/16/2018	03/21/2025	1,014	996	1,009
Red Ventures LLC	Media: Advertising, Printing & Publishing	5.52% (LIBOR + 3%)	10/18/2017	11/08/2024	2,039	2,022	1,947
SCS Holdings Inc	High Tech Industries	6.77% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,558	1,551	1,541
Silverback Merger Sub Inc	High Tech Industries	6.01% (LIBOR + 3.5%)	08/11/2017	08/21/2024	1,185	1,182	1,068
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	7.02% (LIBOR + 4.5%)	02/21/2018	02/27/2023	2,972	2,959	2,972
SMS Systems Maintenance Services Inc	High Tech Industries	7.52% (LIBOR + 5%)	02/09/2017	10/30/2023	2,940	2,929	2,240
SoClean, Inc	Healthcare & Pharmaceuticals	8.74% (LIBOR + 6%)	02/13/2018	12/20/2022	5,101	5,057	5,126
Starfish- V Merger Sub Inc	High Tech Industries	7.02% (LIBOR + 4.5%)	08/11/2017	08/16/2024	1,234	1,224	1,223
STS Operating, Inc.	Capital Equipment	6.77% (LIBOR + 4.25%)	04/27/2018	12/11/2024	1,489	1,485	1,453
ThoughtWorks, Inc.	High Tech Industries	6.52% (LIBOR + 4%)	10/06/2017	10/11/2024	3,981	3,970	3,931
TKC Holdings Inc	Services: Business	6.28% (LIBOR + 3.75%)	06/08/2017	02/01/2023	295	294	281
TOMS Shoes LLC	Retail	8.3% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,925	1,879	1,519
Tupelo Buyer Inc	Transportation: Cargo	6.22% (LIBOR + 3.75%)	10/02/2017	10/07/2024	2,204	2,190	2,160
TV Borrower US LLC	High Tech Industries	7.55% (LIBOR + 4.75%)	02/16/2017	02/22/2024	983	979	978
Uber Technologies, Inc.	Services: Consumer	6.39% (LIBOR + 4%)	03/22/2018	04/04/2025	2,786	2,773	2,722
US Salt LLC	Consumer goods: Non-Durable	7.27% (LIBOR + 4.75%)	11/30/2017	12/01/2023	2,978	2,952	2,977
US Shipping Corp	Utilities: Oil & Gas	6.77% (LIBOR + 4.25%)	03/09/2016	06/26/2021	206	200	198
Utility One Source L.P.	Construction & Building	8.02% (LIBOR + 5.5%)	04/07/2017	04/18/2023	985	978	985
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.53% (LIBOR + 5%)	12/09/2014	07/01/2020	1,996	1,897	1,876
Vertiv Group Corporation	Capital Equipment	6.71% (LIBOR + 4%)	09/30/2016	11/30/2023	1,504	1,471	1,375
Vistage Worldwide, Inc.	Services: Consumer	6.46% (LIBOR + 4%)	02/06/2018	02/10/2025	2,501	2,496	2,464
Weight Watchers International, Inc.	Services: Consumer	7.56% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,565	2,522	2,543
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	7.02% (LIBOR + 4.5%)	08/18/2017	09/29/2023	4,950	4,930	4,950
Yak Access LLC	Energy: Oil & Gas	7.52% (LIBOR + 5%)	06/29/2018	07/02/2025	2,981	2,897	2,504

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Zenith Merger Sub, Inc.	Services: Business	8.3% (LIBOR + 5.5%)	12/22/2017	12/13/2023	2,970	2,945	2,970

Total United States of America						$306,982	$299,972

Total Senior Secured First Lien Term Loans						$320,282	$313,162

Second Lien Term Loans
United States of America
ABG Intermediate Holdings 2 LLC	Retail	10.27% (LIBOR + 7.75%)	09/26/2017	09/29/2025	2,333	$2,318	$2,298
AQA Aquisition Holding, Inc	High Tech Industries	10.4% (LIBOR + 8%)	10/01/2018	05/24/2024	1,000	990	1,000
CH Hold Corp	Automotive	9.77% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000	996	999
Constellis Holdings, LLC	Aerospace & Defense	11.52% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000	988	957
DigiCert, Inc.	High Tech Industries	10.52% (LIBOR + 8%)	09/20/2017	10/31/2025	600	597	584
DiversiTech Holdings Inc	Consumer goods: Durable	10.3% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000	1,984	1,930
Gruden Acquisition Inc.	Transportation: Cargo	11.3% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500	486	501
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.5% (LIBOR + 7%)	08/11/2017	08/15/2025	979	971	948
NextCare, Inc.	Healthcare & Pharmaceuticals	11.27% (LIBOR + 8.75%)	02/13/2018	08/28/2023	1,000	987	1,030
Optiv Security Inc	High Tech Industries	9.77% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,365
Park Place Technologies, LLC	High Tech Industries	10.52% (LIBOR + 8%)	03/22/2018	03/29/2026	700	694	697
SESAC Holdco II LLC	Media: Diversified & Production	9.76% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000	992	985
TKC Holdings Inc	Services: Business	10.53% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850	1,839	1,825
TV Borrower US LLC	High Tech Industries	11.05% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000	988	1,006
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.52% (LIBOR + 7%)	05/04/2015	05/15/2023	425	424	412
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.52% (LIBOR + 7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$16,822	$16,609

Total Second Lien Term Loans						$16,822	$16,609

Total Investments						$337,104	$329,771

Cash and cash equivalents
Dreyfus Government Cash Management Fund						21,559	21,559
Other cash accounts						5,309	5,309

Total Cash and cash equivalents						$26,868	$26,868

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $580,645, of which $353,371 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)

Represents a delayed draw commitment of $612,996, of which $460,886 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $125,217, which was unfunded as of December 31, 2018. Issuer pays 3.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $588,235, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $564,516, which was unfunded as of December 31, 2018. Issuer does not pay unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $896,552, of which $338,056 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $294,107, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)	Unsettled trade that will start to accrue interest on when the trade settles. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.
(12)

Unfunded amount will start to accrue interest when the borrower draws on the delayed draw/ revolver facility. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.

Logan JV Summarized Financial Information:

Below is certain summarized financial information for Logan JV as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018:

Selected Balance Sheet Information:

	As of March 31, 2019	As of December 31, 2018
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $342,160 and $252,710, respectively)	$336,135	$329,771
Cash	14,440	26,868
Other assets	2,747	2,194

Total assets	$353,322	$358,833

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$231,802	$239,356
Payable for investments purchased	13,151	7,342
Distribution payable	3,750	3,360
Other liabilities	2,872	2,744

Total liabilities	$251,575	$252,802

Members’ capital	$101,747	$106,031

Total liabilities and members’ capital	$353,322	$358,833

Selected Statement of Operations Information:

	For the three months ended March 31, 2019	For the three months ended March 31, 2018
	(Dollars in thousands)	(Dollars in thousands)
Interest income	$6,529	$4,504
Fee income	28	59

Total revenues	6,557	4,563
Credit facility expenses(1)	3,305	1,798
Other fees and expenses	123	117

Total expenses	3,428	1,915

Net investment income	3,129	2,648
Net realized (loss) gain	(1,471)	58
Net change in unrealized (depreciation) on investments	1,308	1,143

Net increase in members’ capital from operations	$2,966	$3,849

(1)

As of March 31, 2019, Logan JV had $233,929 of outstanding debt under the credit facility with an effective interest rate of 5.08% per annum. As of December 31, 2018, Logan JV had $241,679 of outstanding debt under the credit facility with an effective interest rate of 4.72% per annum.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

4. Related Party Transactions

Investment Management Agreement

On March 5, 2019, the Company’s investment management agreement was re-approved by its board of directors, including a majority of the Company’s directors who are not interested persons of the Company and the board of directors approved an amended and restated investment management agreement to be presented to the stockholders at the 2019 annual meeting of the stockholders. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

Base Management Fee

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. Commencing April 1, 2019, the Company accepted the Advisor’s proposal to waive base management fees in excess of 1.0% per annum. The Company’s board of directors accepted the Advisor’s proposal to present to the stockholders at the June 2019 annual meeting an amendment to the investment management agreement to permanently reduce the base management fees to 1.0% of the Company’s gross assets commencing January 1, 2020.

For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the three months ended March 31, 2019 and 2018, the Company incurred base management fees of $1,910 and $2,319, respectively. As of March 31, 2019 and December 31, 2018, $1,910 and $2,112, respectively, was payable to the Advisor.

Incentive Fee on Net Investment Income

To date, the Company accepted the Advisor’s proposals to waive 100% of the incentive fees accrued for the period commencing on January 1, 2018 and ending on December 31, 2019. Such waived incentive fees shall not be subject to recoupment. Additionally, the Company accepted the Advisor’s proposal to waive and also effect such waiver through an amendment to the investment management agreement to be presented to the stockholders at the June 2019 annual meeting to reduce the Reduced Incentive Fee on Net Investment Income (as defined below)based on pre-incentive income to 17.5% commencing January 1, 2020.

The Company also accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee

Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

The Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of the Company’s common stock, including issuances pursuant to the Company’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•

20% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters (provided such 20% rate was further reduced to 17.5% effective January 1, 2020 through a waiver proposed by the Advisor to the Company).

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to its Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on preincentive net investment income to its Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on income to its Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the three months ended March 31, 2019, the Company would have incurred no incentive fees related to ordinary income under this calculation.

For the three months ended March 31, 2018, the Company would have incurred $1,317 of incentive fees related to ordinary income under this calculation. These fees were more on a cumulative basis than the fees calculated based on the formula in place prior to January 1, 2018, therefore, the fees under the old formula were booked as an expense.

For the avoidance of doubt, the primary purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by the Company, effective as of January 1, 2018. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of stockholders approve such amended incentive fee calculation. If the amendment to the investment management agreement discussed above with respect to the reduction of the Reduced Incentive Fee on Net Investment Income is approved by the requisite stockholders at the 2019 annual meeting, the Company shall only calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 through December 31, 2020. If, at any time beginning January 1, 2020, the aggregate incentive fees for such quarter, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee Waiver, would be greater than the incentive fee for such quarter, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts.

Incentive Fee on Net Investment Income Prior to Fee Waivers

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of the Company’s preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

Under this method, for the three months ended March 31, 2019 and 2018, the Company incurred $0 and $0, respectively. These fees were less on a cumulative basis than the fees calculated based on the formula in place after January 1, 2018, therefore, the fees under this formula were booked as an expense and subsequently waived.

Incentive Fee on Net Investment Income Payable

As of March 31, 2019 and December 31, 2018, no incentive fees related to previously deferred income now received in cash are currently payable to the Advisor. As of March 31, 2019 and December 31, 2018, $677 and $677, respectively of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of March 31, 2019 and December 31, 2018.

GAAP Incentive Fee Accrual

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the three months ended March 31, 2019 and 2018, the Company incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and the Company’s allocable portion of cost of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. The Company’s board of directors reviews the allocation methodologies with respect to such expenses. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the three months ended March 31, 2019 and 2018, the Company incurred administrator expenses of $449 and $591, respectively. As of March 31, 2019 and December 31, 2018, $38 and $81 of administrator expenses true-up were due from the Advisor, respectively, which was included in Due from affiliate on the Consolidated Statement of Assets and Liabilities.

License Agreement

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) and, subject to certain conditions, proprietary accounts of the Advisor or its affiliates (“THL Proprietary Accounts”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150,000 of capital committed by affiliates of a single institutional investor and is managed by the Company. The Company’s capital commitment to Greenway is $15. As of March 31, 2019, Greenway’s committed capital had been fully called. The Company’s nominal investment in Greenway is reflected in the March 31, 2019 and December 31, 2018 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of the Company. For the three months ended March 31, 2019, the Company earned $13 in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. For the three months ended March 31, 2018, the Company earned $11 in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2019 and December 31, 2018, $10 and $12 of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of the Company. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue until October 10, 2021, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, the Company has established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by the Company. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II had $186,500 of capital commitments primarily from institutional investors. As of March 31, 2019, Greenway II’s committed capital had been fully called. The Company’s nominal investment in Greenway II is reflected in the March 31, 2019 and December 31, 2018 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway II and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the three months ended March 31, 2019 and 2018, the Company earned $128 and $244, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of March 31, 2019 and December 31, 2018, $886 and $145, respectively, of fees related to Greenway II and legal expenses related to certain former portfolio companies were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of March 31, 2019 and December 31, 2018, there were $45 and $166, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of March 31, 2019 and December 31, 2018, the Advisor owed $38 and $81, respectively, of administrator expenses as a reimbursement to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified as affiliates of the Company. As of March 31, 2019 and December 31, 2018, $896 and $267 of total fees and expenses related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of March 31, 2019, it had $3,899 of dividends receivable from Logan JV and C&K Market, Inc., $477 of interest and fees from OEM Group, LLC, and $615 of interest and dividends from Copperweld Bimetallics, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2018, it had $3,154 of dividends receivable from Logan JV, Copperweld Bimetallics, LLC and C&K Market, Inc. and $217 of interest and fees from OEM Group, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities.

Advisor Stock Trading Plan

On March 12, 2018, the Advisor adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to purchase up to $10,000 of shares of the Company’s common stock. The Advisor previously informed the Company that it intended to enter into such plan. As part of this plan, during the three months ended March 31, 2018, the Advisor purchased 218,980 shares at an average cost of $7.92 per share, inclusive of commissions. The plan fulfilled its purchase limits during 2018.

5. Realized Gains and Losses on Investments, net of income tax provision

The following shows the breakdown of net realized gains and losses for the three months ended March 31, 2019 and 2018:

	For the three months ended March 31,
	2019	2018
Aerogroup International Inc. (1)	$(825)	$(4,865)
Alex Toys, LLC (2)	(1,460)	—
Charming Charlie LLC (3)	—	(8,369)
Home Partners of America, Inc. (4)	18	—
Tri-Starr Management Services, Inc. (5)	442	—
Other	(150)	118

Net realized losses	$(1,975)	$(13,116)

(1)

In March 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and the Company received $2,494 in proceeds with an additional $6,295 reflected as escrow receivable. The escrow receivable has been adjusted for the three months ended March 31, 2019 to reflect future collectibility.

(2)

On January 11, 2019, the Company sold its first lien senior secured term loan in Alex Toys, LLC for total proceeds of $7,699. The realized loss of $1,460 was offset by a corresponding change in unrealized appreciation in the same amount.

(3)

In January 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, the Company recorded a realized loss of $8,369 for the three months ended March 31, 2018, which was offset by a corresponding change in unrealized appreciation in the same amount.

(4)	On February 8, 2019, the Company sold its first lien senior secured term loan in Home Partners of America, Inc. for total proceeds of $7,732.
(5)

On February 5, 2019, the Company received an additional $442 in cash proceeds related to the final purchase price true-up in connection with the sale of its investment in Tri-Starr Management Services, Inc. in October 2018. These proceeds were in addition to the escrow receivable balance.

6. Net Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the three months ended March 31,
	2019	2018
Numerator—net increase in net assets resulting from operations:	$194	$6,341
Denominator—basic and diluted weighted average common shares:	32,289	32,674
Basic and diluted net increase in net assets per common share resulting from operations:	$0.01	$0.19

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

7. Borrowings

The following shows a summary of the Company’s borrowings as of March 31, 2019 and December 31, 2018:

	As of
	March 31, 2019				December 31, 2018
Facility	Commitments	Borrowings Outstanding (1)	Weighted Average Borrowings Outstanding (2)(3)	Weighted Average Interest Rate (8)	Commitments	Borrowings Outstanding (4)	Weighted Average Borrowings Outstanding (5)	Weighted Average Interest Rate (8)
Revolving Facility (6)(7)	$190,000	$117,224	$111,080	4.94%	$275,000	$107,657	$135,121	4.90%
2021 Notes	—	—	—	—	—	—	42,361	—
2022 Notes	60,000	60,000	60,000	6.75%	60,000	60,000	60,000	6.75%
2023 Notes	51,607	51,607	51,607	6.13%	51,607	51,607	12,136	6.13%

Total	$301,607	$228,831	$222,687	5.68%	$386,607	$219,264	$249,618	5.70%

(1)

As of March 31, 2019, excludes deferred financing costs of $1,353 for the 2022 Notes and $1,989 for the 2023 Notes, respectively, presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the three months ended March 31, 2019.
(3)	Canadian denominated borrowings are converted to United States dollar (USD) using the current quarter-end spot rate for purposes of this calculation.
(4)

As of December 31, 2018, excludes deferred financing costs of $1,443 for the 2022 Notes and $2,097 for the 2023 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(5)	Represents the weighted average borrowings outstanding for the year ended December 31, 2018.
(6)

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of March 31, 2019, the Company had outstanding debt denominated in CAD of $19,389 on its Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.75 CAD to $1.00 USD as of March 31, 2019. As of December 31, 2018, the Company had outstanding debt denominated in CAD of $19,389 on its Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.73 CAD to $1.00 USD as of December 31, 2018.

(7)

As part of Amendment No.1 to Second Amended and Restated Senior Secured Revolving Credit Agreement and Third Amended and Restated Guarantee, Pledge and Security Agreement (“Amendment No.1”) dated March 26, 2019, the revolver commitments have been reduced to $190,000 from $275,000.

(8)	Represents the weighted average interest rate as of March 31, 2019 and December 31, 2018.

Credit Facility

On December 15, 2017, the Company entered into an amendment, or the Revolving Amendment, to its existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, the Company is required to make mandatory prepayments on its loans from the proceeds it receives from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the revolver commitments from $303,500 to $275,000. On March 26, 2019, the Company entered into Amendment No. 1 which further amended the Revolving Facility to, among other things, reduce the size of the commitments thereunder to

$190,000, provide a $20,000 letter of credit subfacility and lower the testing levels of certain financial covenants.

The Revolving Facility, denominated in U.S. dollars, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in CAD, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility. The Company elects the LIBOR or CDOR rates on the loans outstanding on its Revolving Facility, which has a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the USD borrowings outstanding on its Revolving Facility had a one month LIBOR period as of March 31, 2019. The CDOR rate on the CAD borrowings outstanding on its Revolving Facility had a one month CDOR period as of March 31, 2019.

As of March 31, 2019, the Company had USD borrowings of $102,711 outstanding under the Revolving Facility with a quarter-end interest rate of 5.00% and non-USD borrowings denominated in CAD of $19,389 ($14,513 in USD) outstanding under the Revolving Facility with a quarter-end interest rate of 4.48%. The borrowings denominated in CAD are translated into USD based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in CAD may be positively or negatively affected by movements in the rate of exchange between the USD and CAD. This movement is beyond the Company’s control and cannot be predicted.

The Revolving Facility included an accordion feature permitting the Company to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600,000 to $500,000.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Revolving Facility have certain collateral requirements and/or covenants, including, but not limited to covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its consolidated subsidiaries, of not less than 2.00, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Revolving Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The credit agreement governing the Revolving Facility also includes default provisions such as the failure to make timely payments under the Revolving Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Facility, which, if not complied with, could, at the option of the lenders under the Revolver Facility, accelerate repayment under the Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Revolving Facility.

As of March 31, 2019 and December 31, 2018, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the Company’s Revolving Facility are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of March 31, 2019 and December 31, 2018, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $1,604 were incurred in connection with the Revolving Facility for the three months ended March 31, 2019. Interest expense and related fees, excluding amortization of deferred financing costs, of $1,705 were incurred in connection with the Revolving Facility for the three months ended March 31, 2018. Amortization of deferred financing costs of $496, which included a one-time accelerated amortization of $353 in connection with a reduction in the revolver commitment size, and $144, respectively, were incurred in connection with the Facilities for the three months ended March 31, 2019 and 2018. As of March 31, 2019, the Company had $2,005 of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2018, the Company had $2,314 of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of March 31, 2019 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, the Company will be allowed to increase its leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If the Company receives stockholder approval, it would be allowed to increase leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the Company’s independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. In either case, the Company would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, its leverage capacity and usage, and risks related to leverage. As a result of this legislation, the Company may be able to increase its leverage up to an amount that reduces its asset coverage ratio from 200% to 150% if it receives the necessary approval and amends the Revolving Facility with lender consent, as described above. The company plans to seek approval to increase its leverage up to an amount that reduces its asset coverage ratio from 200% to 150% from its stockholders at the June 2019 annual meeting.

Notes

In December 2015 and November 2016, the Company completed a public offering of $35,000 and $25,000, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

On October 5, 2018, the Company completed a public offering of $50,000 in aggregate principal amount of 6.125% notes due 2023 (“2023 Notes”). The 2023 Notes mature on October 30, 2023, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after October 30, 2021. The 2023 Notes bear interest at a rate of 6.125% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2018 and trade on the New York

Stock Exchange under the trading symbol “TCRW”. On October 16, 2018, the underwriters exercised their option to purchase an additional $1,607 to cover overallotments. The proceeds from this public offering were used to redeem the 2021 Notes and partially repay the Revolving Facility. The redemption of the 2021 Notes was completed on November 5, 2018.

The 2022 Notes and the 2023 Notes are collectively referred to as the Notes. The 2021 Notes are included and the 2023 Notes are excluded from the definition for the prior years presented.

As of March 31, 2019, the carrying amount and fair value of the Notes was $111,607 and $112,978, respectively. As of December 31, 2018, the carrying amount and fair value of the Notes was $111,607 and $111,029, respectively. The fair value of the Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the Notes, the Company incurred $4,760 of fees and expenses. These deferred financing costs are presented as a reduction to the Notes payable balance and are being amortized using the effective yield method over the term of the Notes. For the three months ended March 31, 2019 and 2018, the Company amortized approximately $198 and $165 of deferred financing costs, respectively, which is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of March 31, 2019 and December 31, 2018, the Company had $3,342 and $3,541 remaining deferred financing costs on the Notes, which reduced the notes payable balance on the Consolidated Statements of Assets and Liabilities.

For the three months ended March 31, 2019 and 2018, the Company incurred interest expense on the Notes of $1,803 and $1,856, respectively.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) an inability to incur additional borrowings, including through the issuance of additional debt or the sale of additional debt securities unless the Company’s asset coverage, meets the definition in the 1940 Act after such borrowing and (ii) if the Company is not subject to the reporting requirements under the Securities and Exchange Act of 1934 to file periodic reports with the SEC the Company will provide interim and consolidated financial information to the holders of the Notes and the trustee.

8. Contractual Obligations and Off-Balance Sheet Arrangements

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of March 31, 2019 and December 31, 2018, the Company has the following unfunded commitments to portfolio companies:

	As of
	March 31, 2019	December 31, 2018
Unfunded delayed draw facilities
Certify, Inc.	$211	—
Charming Charlie LLC(2)	8,275	8,275
Home Partners of America, Inc.	—	5,858
Women’s Health USA, Inc.	29	29

	8,515	14,162
Unfunded revolving commitments
1-800 Hansons, LLC(1)	197	103
Certify, Inc.	70	—
EBS Intermediate LLC	1,667	1,667
Gener8, LLC	1,300	950
HealthDrive Corporation	1,056	1,761
Holland Intermediate Acquisition Corp.(1)	3,000	3,000
IRC Opco LLC	818	—
Loadmaster Derrick & Equipment, Inc.	877	—
NCP Investor, Inc.	1,000	1,000
OEM Group, LLC(2)	6,261	2,326
SRS Acquiom Holdings, LLC	400	400
Sciens Building Solutions, LLC	1,105	2,556
SolutionReach, Inc.	933	—
SPST Holdings, LLC	755	755
Women’s Health USA, Inc.	1,500	1,500

	20,939	16,018
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	680	680
Gryphon Partners 3.5, L.P.	354	380

	1,034	1,060

Total unfunded commitments	$30,488	$31,240

(1)	The Company has sole discretion as to whether to lend under this revolving commitment.
(2)	Includes amounts set aside for issued standby letters of credit.

The changes in fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding.

9. Distributions

The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax.

The Company’s quarterly distributions, if any, will be determined by its board of directors. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. Although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, the Company may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by its board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s recent distributions declared and paid or to be paid on all shares, including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
March 8, 2016	March 21, 2016	March 31, 2016	$0.34
May 3, 2016	June 15, 2016	June 30, 2016	$0.34
August 2, 2016	September 15, 2016	September 30, 2016	$0.34
November 8, 2016	December 15, 2016	December 30, 2016	$0.27
March 7, 2017	March 20, 2017	March 31, 2017	$0.27
May 2, 2017	June 15, 2017	June 30, 2017	$0.27
August 1, 2017	September 15, 2017	September 29, 2017	$0.27
November 7, 2017	December 15, 2017	December 29, 2017	$0.27
March 2, 2018	March 20, 2018	March 30, 2018	$0.27
May 1, 2018	June 15, 2018	June 29, 2018	$0.27
August 7, 2018	September 14, 2018	September 28, 2018	$0.27
November 6, 2018	December 14, 2018	December 31, 2018	$0.27
March 5, 2019	March 20, 2019	March 29, 2019	$0.21
May 7, 2019	June 14, 2019	June 28, 2019	$0.21

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

The Company maintains an “opt in” dividend reinvestment plan for common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were no dividends reinvested for the three months ended March 31, 2019 and 2018.

Under the terms of the dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, the Company may issue shares of our common stock at a price below net asset value per share, which could cause the Company’s stockholders to experience dilution.

Distributions in excess of the Company’s current and accumulated earnings and profits would generally be treated as a return of capital to the extent of a stockholder’s adjusted tax basis in its shares. If a stockholder’s tax basis is reduced to zero, the stockholder would treat any remaining distributions as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of the fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. If the Company had determined the tax attributes of its 2019 distributions as of March 31, 2019, 100% would be from ordinary income, 0% would be from capital gains and 0% would be a return of capital. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to the Company’s stockholders of record.

The Company may generate qualified interest income and short-term capital gains that may be exempt from United States withholding tax on foreign accounts. A regulated investment company, or RIC, is permitted to designate distributions in the form of dividends that represent interest income (commonly referred to as qualified interest income) and short-term capital gains as exempt from U.S. withholding tax when paid to non-U.S. stockholders with proper documentation.

10. Financial Highlights

	For the three months ended March 31,
	2019	2018
Per Share Data(1):
Net asset value attributable to THL Credit, Inc., beginning of period	$9.15	$10.51
Net investment income, after taxes(2)	0.21	0.27
Net realized loss on investments(2)	(0.06)	(0.40)
Net change in unrealized appreciation (depreciation) on investments(2)(5)	(0.14)	0.33

Net increase in net assets resulting from operations	0.01	0.20
Accretive effect of repurchase of common stock	0.01	—
Distributions to stockholders from net investment income	(0.21)	(0.27)

Net asset value attributable to THL Credit, Inc., end of period	$8.96	$10.44

Per share market value at end of period	$6.56	$7.77
Total return(3)(6)	11.35%	-11.16%
Shares outstanding at end of period	32,119	32,674
Ratio/Supplemental Data:
Net assets at end of period, attributable to THL Credit Inc.	$287,784	$341,092
Ratio of total expenses to average net assets, attributable to THL Credit, Inc.(4)(7)	10.31%	9.24%
Ratio of net investment income to average net assets, attributable to THL Credit, Inc.(7)	9.38%	10.55%
Portfolio turnover, attributable to THL Credit, Inc.	5.15%	1.31%

(1)	Includes the cumulative effect of rounding.
(2)	Calculated based on weighted average common shares outstanding.
(3)

Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(4)

For the three months ended March 31, 2019 and 2018, the ratio components included 2.66% and 2.75% of base management fee, 0.00% and 0.00% of net incentive fee, 5.69% and 4.59% of borrowing costs, 1.95% and 1.83% of other operating expenses, and 0.01% and 0.07% of the impact of all taxes, respectively.

(5)	Includes the net change in unrealized appreciation (depreciation) on foreign currency transactions.
(6)	Not annualized.
(7)	Annualized, except for taxes and the related impact of incentive fees.

11. Stock Repurchase Program

On March 2, 2018 the board of directors authorized a $17,500 stock repurchase program, which was amended and extended on March 5, 2019 to authorize the repurchase of outstanding shares in an aggregate amount of up to $15,000. Unless extended by its board of directors, the stock repurchase program will expire on March 5, 2020 and may be modified or terminated at any time for any reason without prior notice. The Company has provided its stockholders with notice of its ability to repurchase shares of its common stock in accordance with 1940 Act requirements. The Company will retire immediately all such shares of common stock that it purchases in connection with the stock repurchase program.

The following table summarizes our share repurchase under the Company’s stock repurchase program for the three months ended March 31, 2019 and 2018.

	For the three months ended March 31,
	2019	2018
Dollar amount repurchased (1)	$1,323	$—
Shares repurchased	198	—
Average price per share (including commission)	$6.67	$—
Weighted average discount to net asset value	27.36%	—

(1)

Effective March 14, 2019, the Company adopted a stock trading plan in accordance with Rule 10b5-1 of the Exchange Act. Under this plan (“10b5-1 Plan”), during the quarter ended March 31, 2019, the Company purchased 143 shares at an average cost of $6.63, inclusive of commissions.

12. Subsequent Events

From April 1, 2019 through May 9, 2019, the Company made new investments totaling $1,975 and follow-on investments of $11,571 at a combined weighted average yield based upon cost at the time of the investment of 10.1%.

From April 1, 2019 through May 8, 2019, the Company repurchased 310,229 shares of stock for a total cost of $2,096 as part of a 10b5-1 Stock Repurchase Plan, which is the most recent information available to the Company as of the time at which the financial statements are issued. This brings up total shares repurchased since the Company began the 2019 stock repurchase program on March 11, 2019 to 508,712 shares at an aggregate cost of $3,419.

On April 2, 2019, the Company received proceeds of $24,735 from the repayment of its first lien debt in Hart InterCivic, Inc at par.

On May 7, 2019, the Company’s board of directors declared a dividend of $0.21 per share payable on June 28, 2019 to stockholders of record at the close of business on June 14, 2019.

Subject to stockholder approval at the June 2019 annual meeting of stockholders of an amendment to the investment management agreement, the Company has accepted the Advisor’s proposal to pay the Advisor the lesser of (1) the incentive fees that would be due and owing with respect to each quarter during the year ended December 31, 2020 under the formula in place prior to January 1, 2018 and (2) the formula approved by the stockholders at the June 2019 annual stockholder meeting. Therefore, during the 2020 Year, at the end of each quarter, the Company will calculate the incentive fee on net investment income owed by the Company to the Advisor based on each of these two formulas. If, at such quarter end during the 2020 Year, the incentive fee for such quarter, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate incentive fees for such quarter, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts. Such waived fees shall be irrevocable and shall not be subject to recoupment.

Schedule 12-14

THL Credit, Inc. and Subsidiaries

Schedule of Investments in and Advances to Affiliates

(dollar amounts in thousands)

(unaudited)

Type of Investment/Portfolio company (1)(2)(9)	Principal/No.of Shares /No.of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at March 31, 2019
Control Investments
—60.00% of net asset value
Control Investments—Majority Owned
—54.79% of net asset value
First lien senior secured debt
—15.21% of net asset value
Southeast
—2.53% of net asset value
Loadmaster Derrick & Equipment, Inc. - Senior secured revolving term loan (3) 12.9% (LIBOR+ 10.3%) due 12/31/2020	$6,057	$465	$—	$—	$592	$—	$6,057
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 11.9% (LIBOR + 10.3% PIK) (3) due 12/31/2020	8,315	—	—	—	(416)	—	1,247
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 13.7% (LIBOR + 12% PIK) (3) due 12/31/2020	1,885	—	—	—	—	—	—

Subtotal Southeast	$16,257	$465	$—	$—	$176	$—	$7,304

Southwest
—12.68% of net asset value
OEM Group, LLC - Senior secured term loan 12.0% (LIBOR+9.5%)(8% Cash and 4.0% PIK) due 6/30/2022	$19,278	$—	$—	$—	$—	$575	$19,278
OEM Group, LLC - Senior secured revolving term loan 12.0% (LIBOR+9.5%)(8.0% Cash and 4.0% PIK) due 6/30/2022	7,989	1,500	—	—	(11)	211	7,989
OEM Group, LLC - Senior secured revolving term loan 12.0% (LIBOR+9.5%)(8.0% Cash and 4.0% PIK) due 6/30/2022	9,204	—	—	—	(2)	277	9,204

Subtotal Southwest	$36,471	$1,500	$—	$—	$(13)	$1,063	$36,471

Subtotal first lien senior secured debt	$52,728	$1,965	$—	$—	$163	$1,063	$43,775

Second lien debt
—1.88% of net asset value
Southeast
—1.88% of net asset value
Copperweld Bimetallics, LLC - 12% cash due 10/5/2021	$5,415	$—	$—	$—	$—	$162	$5,415

Subtotal Southeast	$5,415	$—	$—	$—	$—	$162	$5,415

Subtotal second lien debt	$5,415	$—	$—	$—	$—	$162	$5,415

Equity Investments
—9.42% of net asset value
Southeast
—8.84% of net asset value
Copperweld Bimetallics, LLC(5)	676.93	$—	$—	$—	$—	$123	$4,038
Copperweld Bimetallics, LLC(6)	609,230	—	—	—	6,151	610	21,394

Type of Investment/Portfolio company (1)(2)(9)	Principal/No.of Shares /No.of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at March 31, 2019
Loadmaster Derrick & Equipment, Inc.(3)(5)	12,130.51	—	—	—	—	—	—
Loadmaster Derrick & Equipment, Inc.(3)(6)	2,955.60	—	—	—	—	—	—

Subtotal Southeast		$—	$—	$—	$6,151	$733	$25,432

Southwest
—0.58% of net asset value
OEM Group, LLC(6)	10,000	$—	$—	$—	$—	$—	$1,674

Subtotal Southwest		$—	$—	$—	$—	$—	$1,674

Subtotal equity investments		$—	$—	$—	$6,151	$733	$27,106

Investments in funds
—28.28% of net asset value
Northeast
—28.28% of net asset value
THL Credit Logan JV LLC(4)(7)		$—	$(3,304)	$—	$(124)	$2,496	$81,397

Subtotal investments in funds		$—	$(3,304)	$—	$(124)	$2,496	$81,397

Total Control Investments - Majority Owned		$1,965	$(3,304)	$—	$6,190	$4,454	$157,693

Control Investments - Less Than Majority Owned
—5.20% of net asset value
Equity Investments
West
—5.20% of net asset value
C&K Market, Inc.(6)	1,992,365	$—	$—	$—	$(279)	$639	$5,004
C&K Market, Inc. due 7/1/2024(5)	1,992,365	—	—	—	—	—	9,962

Subtotal West		$—	$—	$—	$(279)	$639	$14,966

Subtotal equity investments		$—	$—	$—	$(279)	$639	$14,966

Total Control Investments - Less Than Majority Owned		$—	$—	$—	$(279)	$639	$14,966

Total Control Investments		$1,965	$(3,304)	$—	$5,911	$5,093	$172,659

Non-controlled, affiliated Investments
—4.51% of net asset value
First lien senior secured debt
—4.51% of net asset value
Southwest
—4.51% of net asset value
Charming Charlie LLC Senior Secured Term Loan (3) 12.5% (LIBOR+10%)(7.5% Cash and 5.0% PIK) due 4/23/2023	$12,080	$—	$—	$—	318	$—	$6,167
Charming Charlie LLC Senior Secured Term Loan (3) 12.5% (LIBOR+10%)(3.5% Cash and 9.0% PIK) due 4/23/2023	14,790	—	—	—	591	—	6,146
Charming Charlie LLC Senior Secured Term Loan 20% Cash Due 5/15/19	671	—	—	—	—	34	671
Charming Charlie LLC Senior Secured Delayed Draw Term Loan due 5/15/2019	—	—	—	—	—	44	—
Charming Charlie LLC Senior Secured Delayed Draw Term Loan due 5/15/2019	—	—	—	—	—	11	—

Subtotal Southwest	$27,541	$—	$—	$—	$909	$89	$12,984

Subtotal first lien senior secured debt	$27,541	$—	$—	$—	$909	$89	$12,984
Equity Investments
—0.00% of net asset value

Type of Investment/Portfolio company (1)(2)(9)	Principal/No.of Shares /No.of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at March 31, 2019
Southwest
—0.00% of net asset value
Charming Charlie LLC(6)	128,307,716	$—	$—	$—	$(464)	$—	$—

Subtotal Southwest		$—	$—	$—	$(464)	$—	$—

Subtotal equity investments		$—	$—	$—	$(464)	$—	$—
Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(4)(8)		$—	$—	$—	$—	13	$—
THL Credit Greenway Fund II LLC(4)(8)		—	—	—	(2)	129	2

Subtotal Northeast		$—	$—	$—	$(2)	$142	$2

Subtotal investments in funds		$—	$—	$—	$(2)	$142	$2

Total Affiliate Investments		$—	$—	$—	$443	$231	$12,986

Total Control and Affiliate Investments— 64.51% of net asset value		$1,965	$(3,304)	$—	$6,354	$5,324	$185,645

(1)

The principal amount and ownership detail as shown in the Consolidated Schedule of Investments as of March 31, 2019. Unless otherwise noted, all investments are valued using significant unobservable inputs.

(2)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of March 31, 2019. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of March 31, 2019, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.49%, 2.56%, 2.60% and 2.66%, respectively. As of March 31, 2019, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.98%, 2.00%, 2.02% and 2.09%, respectively.

(3)	Loan was on non-accrual as of March 31, 2019.
(4)	Investment is measured at fair value using net asset value.
(5)	Preferred Stock.
(6)	Common stock and member interest.
(7)

Together with Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, the Company invests in THL Credit Logan JV LLC, of Logan JV. Logan JV is capitalized through equity contributions from its members and investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

(8)

Income includes certain fees relating to investment management services provided by the Company, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction.

(9)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of THL Credit, Inc.:

Opinions on the Financial Statements and Internal Control over Financial Reporting

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, of THL Credit, Inc. and its subsidiaries (the “Company”) as of December 31, 2018 and 2017, and the related consolidated statements of operations, changes in net assets and cash flows for each of the three years in the period ended December 31, 2018, including the related notes and financial statement schedule listed in the index appearing under Item 15(2) (collectively referred to as the “consolidated financial statements”). We also have audited the Company’s internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations, changes in its net assets and its cash flows for each of the three years in the period ended December 31, 2018 in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the COSO.

Basis for Opinions

The Company’s management is responsible for these consolidated financial statements, for maintaining effective internal control over financial reporting, and for its assessment of the effectiveness of internal control over financial reporting, included in Management’s Report on Internal Control over Financial Reporting appearing under Item 9A. Our responsibility is to express opinions on the Company’s consolidated financial statements and on the Company’s internal control over financial reporting based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud, and whether effective internal control over financial reporting was maintained in all material respects.

Our audits of the consolidated financial statements included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 and 2017 by correspondence with the custodian, portfolio company investees and agent banks; when replies were not received, we performed other auditing procedures. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

Definition and Limitations of Internal Control over Financial Reporting

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 6, 2019

We have served as the Company’s auditor since 2010.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Assets and Liabilities

(in thousands, except per share data)

	December 31, 2018	December 31, 2017
Assets:
Investments at fair value:
Non-controlled, non-affiliated investments (cost of $333,023 and $484,816, respectively)	$313,377	$449,951
Controlled investments (cost of $181,325 and $155,547, respectively)	167,733	158,736
Non-controlled, affiliated investments (cost of $25,292 and $4, respectively)	12,543	4
Cash	6,860	3,617
Escrow receivable	7,306	—
Interest, dividends, and fees receivable	5,480	7,835
Deferred financing costs	2,314	2,890
Deferred tax assets	2,056	2,661
Due from affiliate	377	407
Distributions receivable	207	—
Prepaid expenses and other assets	198	1,583

Total assets	$518,451	$627,684

Liabilities:
Loans payable (Note 7)	$107,657	$167,317
Notes payable ($111,607 and $110,000 face amounts, respectively, reported net of deferred financing costs of $3,541 and $2,985, respectively)	108,067	107,015
Base management fees payable	2,112	2,556
Deferred tax liability	1,972	2,336
Accrued expenses and other payables	1,633	2,829
Accrued incentive fees	677	972
Accrued interest and fees	633	551
Other deferred liabilities	19	79

Total liabilities	222,770	283,655
Commitments and contingencies (Note 8)
Net Assets:
Common stock, par value $.001 per share, 100,000 common shares authorized, 32,318 and 32,674 shares issued and outstanding at December 31, 2018 and December 31, 2017, respectively	32	33
Paid-in capital in excess of par	431,361	434,197
Distributable earnings	(135,712)	(90,903)

Total net assets attributable to THL Credit, Inc.	295,681	343,327
Net assets attributable to non-controlling interest	—	702

Total net assets	$295,681	$344,029

Total liabilities and net assets	$518,451	$627,684

Net asset value per share attributable to THL Credit, Inc.	$9.15	$10.51

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share data)

	For the years ended December 31,
	2018	2017	2016
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$45,412	$53,842	$66,077
Dividend income	33	139	186
Other income	914	2,302	1,867
From non-controlled, affiliated investments:
Interest income	1,689	—	—
Other income	1,044	1,089	1,588
From controlled investments:
Interest income	5,465	7,511	3,645
Dividend income	12,128	13,376	10,972
Other income	257	514	250

Total investment income	66,942	78,773	84,585
Expenses:
Interest and fees on borrowings	14,498	16,007	14,146
Base management fees	9,006	10,389	10,998
Incentive fees	1,696	3,185	4,461
Administrator expenses	2,083	2,869	3,625
Other general and administrative expenses	1,742	1,953	2,171
Amortization of deferred financing costs	2,232	2,748	2,071
Professional fees	1,505	1,858	1,531
Directors’ fees	742	693	727

Total expenses before incentive fee waivers	33,504	39,702	39,730
Incentive fee waiver	(1,741)	(811)	—

Total expenses, net of incentive fee waivers	31,763	38,891	39,730
Income tax provision, excise and other taxes	355	168	155

Net investment income	34,824	39,714	44,700
Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments:
Net realized (loss) gain on investments:
Non-controlled, non-affiliated investments	(37,784)	(21,866)	(28,211)
Controlled investments	5,424	4,582	(10,914)
Foreign currency transactions	(205)	(69)	—

Net realized loss on investments	(32,565)	(17,353)	(39,125)

Net change in unrealized (depreciation) appreciation on investments:
Non-controlled, non-affiliated investments	15,220	(16,957)	(8,094)
Non-controlled, affiliated investments	(12,750)	—	—
Controlled investments	(16,077)	(13,253)	19,391
Translation of assets and liabilities in foreign currencies	1,736	(1,346)	—

Net change in unrealized (depreciation) appreciation on investments	(11,871)	(31,556)	11,297
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(703)	(13)	140

Net realized and unrealized loss from investments	(45,139)	(48,922)	(27,688)
Provision for taxes on realized gain on investments	—	(842)	—
(Provision) benefit for taxes on unrealized gain/loss on investments	(284)	2,146	137

(Provision) benefit for taxes on realized and unrealized gain/loss on investments	(284)	1,304	137

Net (decrease) increase in net assets resulting from operations	$(10,599)	$(7,904)	$17,149

Net investment income per common share:
Basic and diluted	$1.07	$1.21	$1.35
Net (decrease) increase in net assets resulting from operations per common share:
Basic and diluted	$(0.32)	$(0.24)	$0.51
Weighted average shares of common stock outstanding:
Basic and diluted	32,634	32,797	33,197

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Changes in Net Assets

(in thousands)

	For the years ended December 31,
	2018	2017	2016
Increase in net assets from operations:
Net investment income	$34,824	$39,714	$44,700
Net realized (loss) on investments	(32,565)	(17,353)	(39,125)
Net change in unrealized (depreciation) appreciation on investments	(11,871)	(31,556)	11,297
Provision for taxes on realized gain on investments	—	(842)	—
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	(703)	(13)	140
(Provision) benefit for taxes on unrealized (loss) gain on investments	(284)	2,146	137

Net (decrease) increase in net assets resulting from operations	(10,599)	(7,904)	17,149
Distributions to stockholders:
Distributions to stockholders from net investment income	(35,191)	(35,397)	(42,770)

Total distributions to stockholders	(35,191)	(35,397)	(42,770)
Capital share transactions:
Issuance of common stock from reinvestment of dividend	—	3	3
Repurchase of common stock	(2,558)	(2,493)	(4,037)

Net decrease in net assets from capital share transactions	(2,558)	(2,490)	(4,034)

Total decrease in net assets, before non-controlling interest	(48,348)	(45,791)	(29,655)
Increase in non-controlling interest	—	—	576

Total decrease in net assets	(48,348)	(45,791)	(29,079)
Net assets at beginning of period	344,029	389,820	418,899

Net assets at end of period	$295,681	$344,029	$389,820

Common shares outstanding at end of period	32,318	32,674	32,925

Capital share activity:
Shares repurchased	356	252	386

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Statements of Cash Flows

(in thousands)

	For the years ended December 31,
	2018	2017	2016
Cash flows from operating activities:
Net increase in net assets resulting from operations	$(10,599)	$(7,904)	$17,149
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation (appreciation) on investments	12,574	31,570	(11,437)
Net realized loss on investments	30,125	18,337	39,073
Net realized gain (loss) on foreign exchange currency transactions	163	(5)	—
Increase in investments due to interest paid-in-kind	(2,547)	(2,502)	(2,084)
Amortization of deferred financing costs	2,232	2,748	2,071
Accretion of discounts on investments and other fees	(3,457)	(4,620)	(4,321)
Changes in operating assets and liabilities:
Purchases of investments	(122,558)	(112,881)	(133,328)
Proceeds from sale and paydown of investments	189,508	132,043	197,454
Decrease (increase) in interest, dividends and fees receivable	2,355	1,206	(1,981)
Decrease in deferred offering costs	148	—	—
Decrease in due from affiliates	30	183	96
Decrease (increase) in prepaid expenses and other assets	3,162	(125)	(12)
Decrease (increase) in deferred tax asset	605	(219)	(1,324)
(Decrease) increase in accrued expenses and other payables	(1,082)	923	36
Increase (decrease) in accrued credit facility fees and interest	82	(410)	476
(Decrease) increase in deferred tax liability	(364)	(2,182)	637
Decrease in base management fees payable	(444)	(52)	(336)
(Decrease) increase in other deferred liabilities	(60)	(422)	91
Decrease in accrued incentive fees payable, net	(295)	(2,271)	(1,000)

Net cash provided by operating activities	99,578	53,417	101,260
Cash flows from financing activities:
Repurchase of common stock	(2,558)	(2,493)	(4,037)
Borrowings under credit facility	177,500	103,360	140,249
Repayments under credit facility	(235,588)	(120,250)	(216,039)
Issuance of notes	51,607	—	25,000
Repayment of notes	(50,000)	—	—
Issuance of shares of common stock from dividend reinvestment	—	3	3
Distributions paid to stockholders	(35,191)	(35,397)	(42,770)
Financing costs paid	(2,105)	(1,399)	(1,140)

Net cash used in financing activities	(96,335)	(56,176)	(98,734)

Net increase (decrease) in cash	3,243	(2,759)	2,526
Cash, beginning of period	3,617	6,376	3,850

Cash, end of period	$6,860	$3,617	$6,376

Supplemental Disclosure of Cash Flow Information:
Cash interest paid	$13,615	$14,864	$12,656
Income taxes paid	$58	$24	$3
PIK income earned	$2,493	$2,166	$2,253

Non-cash Operating Activities:

For the for the years ended December 31, 2018, 2017 and 2016, 0 shares, 0.3 shares, and 0.3 shares of common stock were issued in connection with dividend reinvestments of $0, $3 and $3 respectively.

See Note 5 in the notes to consolidated financial statements for non-cash restructurings.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments—105.99% of net asset value

First lien senior secured debt
—93.34% of net asset value

Canada
—4.93% of net asset value
Fairstone Financial Inc.(7)(22)	Financial services	9.2% (CDOR + 7.0%)	3/31/2017	3/31/2023	$14,643	$15,001	$14,570

			Subtotal Canada		$14,643	$15,001	$14,570

Midwest
—7.77% of net asset value
1-800 Hansons, LLC(27)	Consumer products and services	9.3% (LIBOR + 6.5%)	10/19/2017	10/19/2022	$3,892	$3,837	$3,600
1-800 Hansons, LLC(9)(27)	Consumer products and services	9.3% (LIBOR + 6.5%)	10/19/2017	10/19/2022	209	205	194
Home Partners of America, Inc.(15)	Financial services	8.8% (LIBOR + 6.3%)	10/13/2016	10/13/2022	7,810	7,712	7,888
Home Partners of America, Inc.(15)(9)	Financial services	8.8% (LIBOR + 6.3%)	10/13/2016	10/13/2022	—	—	—
Matilda Jane Holdings, Inc.	Consumer products and services	11.0% (LIBOR + 8.5%)	4/28/2017	4/28/2022	11,408	11,235	11,294

			Subtotal midwest		$23,319	$22,989	$22,976

Northeast
—16.99% of net asset value
Alex Toys, LLC	Consumer products and services	12.8% (LIBOR + 10.0%)	6/30/2014	8/15/2019	$9,186	$9,159	$7,716
Anexinet Corp.	IT services	9.0% (LIBOR + 6.5%)	7/28/2017	7/28/2022	16,521	16,283	15,861
HealthDrive Corporation	Healthcare	8.6% (LIBOR + 5.8%)	12/21/2018	12/21/2023	10,000	9,901	9,900
HealthDrive Corporation(9)(10)	Healthcare	8.6% (LIBOR + 5.8%)	12/21/2018	12/21/2023	—	(18)	—
smarTours, LLC	Consumer products and services	9.6% (LIBOR + 6.8%)	10/31/2017	10/31/2022	5,876	5,785	5,876

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
smarTours, LLC(9)(10)	Consumer products and services	9.6% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(12)	—
Urology Management Associates, LLC	Healthcare	7.5% (LIBOR+ 5.0%)	8/31/2018	8/31/2024	5,072	4,988	4,983
Women’s Health USA, Inc.	Healthcare	8.3% (LIBOR + 5.8%)	10/9/2018	10/9/2023	5,941	5,939	5,911
Women’s Health USA, Inc.(9)(10)	Healthcare	8.3% (LIBOR + 5.8%)	10/9/2018	10/9/2023	—	(18)	—
Women’s Health USA, Inc.	Healthcare	8.3% (LIBOR + 5.8%)	10/9/2018	10/9/2023	—	—	—

			Subtotal northeast		$52,596	$52,007	$50,247
Southeast
—8.74% of net asset value
Virtus Pharmaceuticals, LLC	Healthcare	12.0%(8)	7/17/2014	7/17/2019	$24,013	$23,937	$23,352
Whitney, Bradley & Brown, Inc.	Business services	11.5% (LIBOR + 9.0%)	10/18/2017	10/18/2022	2,459	2,422	2,484

			Subtotal southeast		$26,472	$26,359	$25,836
Southwest
—35.21% of net asset value
Allied Wireline Services, LLC	Energy / utilities	12.0% (LIBOR + 9.5%)	2/28/2014	6/30/2020	$9,902	$9,903	$9,902
Hart InterCivic, Inc.	IT services	13.3% (LIBOR + 10.5%)	3/31/2016	3/31/2019	24,717	24,676	24,964
Holland Intermediate Acquisition Corp.	Energy / utilities	11.8% (LIBOR + 9.0%)	5/29/2013	5/29/2020	21,323	21,323	19,191
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	11.8% (LIBOR + 9.0%)	5/29/2013	5/29/2020	—	—	—
Igloo Products Corp.	Consumer products and services	12.7% (LIBOR + 10.3%)	3/28/2014	3/28/2020	24,636	24,506	23,404
LAI International, Inc.	Industrials and manufacturing	11.6%(8)	10/22/2014	10/22/2019	21,666	21,581	16,249
LAI International, Inc.(9)	Industrials and manufacturing	9.7% (LIBOR + 7.2%)(8)	10/22/2014	10/22/2019	4,445	4,445	3,334
LAI International, Inc.(9)	Industrials and manufacturing	12.3%(8)	4/24/2017	10/22/2019	3,956	3,931	2,967
LAI International, Inc.	Industrials and manufacturing	19.7% (LIBOR + 17.2%) (9.7% Cash + 10.0% PIK)(8)	10/12/2018	10/22/2019	4,090	4,090	4,090

			Subtotal southwest		$114,735	$114,455	$104,101

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—19.70% of net asset value
Evergreen Services Group, LLC	IT services	8.7% (LIBOR + 6.0%)	11/13/2018	6/6/2023	$9,500	$9,408	$9,405
Gener8, LLC	Business services	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023	5,985	5,902	5,925
Gener8, LLC(9)	Business services	8.0% (LIBOR + 5.5%)	8/14/2018	8/14/2023	550	529	550
It’s Just Lunch International LLC	Media, entertainment and leisure	11.0% (LIBOR + 8.5%)	7/28/2016	7/28/2021	5,500	5,442	5,500
MeriCal, LLC	Consumer products and services	8.6% (LIBOR + 5.8%)	11/16/2018	11/16/2021	7,566	7,566	7,566
NCP Investor Inc	Healthcare	7.9% (LIBOR + 5.5%)	10/19/2018	10/19/2023	7,233	7,129	7,125
NCP Investor Inc(9)(10)	Healthcare	7.9% (LIBOR + 5.5%)	10/19/2018	10/19/2023	—	(14)	—
Rollins Enterprises LLC	Consumer products and services	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023	7,976	7,844	7,837
Rollins Enterprises LLC(9)(10)	Consumer products and services	8.0% (LIBOR + 5.5%)	10/2/2018	10/2/2023	—	(28)	—
Sciens Building Solutions, LLC	Business services	8.6% (LIBOR + 5.8%)	2/2/2017	2/2/2022	9,440	9,318	9,392
Sciens Building Solutions, LLC(9)(10)	Business services	8.6% (LIBOR + 5.8%)	2/2/2017	2/2/2022	—	(33)	—
SRS Acquiom Holdings LLC	Financial services	8.4% (LIBOR + 6.0%)	11/8/2018	11/8/2024	5,000	4,951	4,950
SRS Acquiom Holdings LLC(10)(28)	Financial services	8.4% (LIBOR + 6.0%)	11/8/2018	11/8/2023	—	(4)	—

			Subtotal west		$58,750	$58,010	$58,250

		Subtotal first lien senior secured debt			$290,515	$288,821	$275,980

Second lien debt
—6.72% of net asset value

Northeast
—4.04% of net asset value
Merchants Capital Access, LLC(15)	Financial services	13.3% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,000	$11,906	$11,940

			Subtotal northeast		$12,000	$11,906	$11,940

Southeast
—2.68% of net asset value
MB Medical Operations LLC	Healthcare	11.5% (LIBOR + 9.0%)	12/7/2016	6/7/2022	$9,023	$8,910	$7,940

			Subtotal southeast		$9,023	$8,910	$7,940

			Subtotal second lien debt		$21,023	$20,816	$19,880

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Subordinated debt
—2.22% of net asset value

Southeast
—2.22% of net asset value
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash + 4.5% PIK)(11)	4/30/2012	6/30/2019	$9,365	$9,365	$6,556

			Subtotal southeast		$9,365	$9,365	$6,556

		Subtotal subordinated debt			$9,365	$9,365	$6,556

Equity investments
—2.32% of net asset value

Midwest
—0.18% of net asset value
Matilda Jane Holdings, Inc.(13)(18)	Consumer products and services		4/28/2017		488,896	$489	$343
New Host Holdings, LLC(19)(29)	IT services		12/27/2013		20,000	200	—
New Host Holdings, LLC(18)(29)	IT services		12/27/2013	12/13/2020	1,800	1,800	196

			Subtotal midwest			$2,489	$539

Northeast
—1.42% of net asset value
Alex Toys, LLC(12)(13)(14)(19)	Consumer products and services		5/22/2015		153.85	$1,000	$—
Alex Toys, LLC(12)(13)(14)(18)	Consumer products and services		6/22/2016	6/12/2021	121.18	888	—
Specialty Brands Holdings, LLC(18)	Restaurants		6/29/2018		57.63	—	—
Specialty Brands Holdings, LLC(19)	Restaurants		6/29/2018		1,232.27	—	—
SPST Holdings, LLC(12)(14)(19)	Consumer products and services		10/31/2017		2,158.27	216	228
Urology Management Associates, LLC(19)	Healthcare		8/31/2018		769.23	769	842
Wheels Up Partners, LLC(12)(14)(19)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$3,873	$4,194

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Southeast
—0.06% of net asset value
Virtus Pharmaceuticals, LLC(12)(14)(19)	Healthcare		3/31/2015		8,275.48	$127	$—
Virtus Pharmaceuticals, LLC(12)(14)(18)	Healthcare		3/31/2015		231.82	244	181
Virtus Pharmaceuticals, LLC(12)(14)(18)	Healthcare		3/31/2015		589.76	590	—

			Subtotal southeast			$961	$181

Southwest
—0.39% of net asset value
Allied Wireline Services, LLC(12)(14)(19)	Energy / utilities		2/28/2014		618,867.92	$619	$716
Dimont & Associates, Inc.(19)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(19)	Consumer products and services		4/30/2014		1,902.04	1,716	449

			Subtotal southwest			$2,464	$1,165

West
—0.27% of net asset value
MeriCal, LLC(12)(13)(18)	Consumer products and services		9/30/2016		520.77	$505	$594
MeriCal, LLC(12)(13)(19)	Consumer products and services		9/30/2016		5,334.10	10	—
Sciens Building Solutions, LLC(12)(18)	Business services		7/12/2017		170.39	170	197

			Subtotal west			685	$791

			Subtotal equity			10,472	6,870

Warrants
—0.20% of net asset value

Southwest
—0.20% of net asset value
Allied Wireline Services, LLC(14)	Energy / utilities		2/28/2014		501,159.24	$175	$580

			Subtotal southwest			$175	$580

				Subtotal warrants		$175	$580

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Investments in funds
—1.19% of net asset value

Midwest
—1.02% of net asset value
Freeport Financial SBIC Fund LP(15)(23)	Financial services		6/14/2013			$2,957	$3,009

			Subtotal midwest			$2,957	$3,009

West
—0.17% of net asset value
Gryphon Partners 3.5, L.P.(15)(23)	Financial services		11/20/2012			$417	$502

			Subtotal west			$417	$502

		Subtotal investments in funds				$3,374	$3,511
Total non-controlled/non-affiliated investments
—105.99% of net asset value						$333,023	$313,377

Controlled investments
—56.72% of net asset value
First lien senior secured debt
—13.96% of net asset value

Southeast
—2.24% of net asset value
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	11.9% (LIBOR + 10.3% PIK)	7/1/2016	12/31/2020	$8,315	$7,307	$1,663
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	13.7% (LIBOR+ 12.0% PIK)	7/1/2016	12/31/2020	1,885	1,053	—
Loadmaster Derrick & Equipment, Inc.(16)(20)	Energy / utilities	12.7% (LIBOR + 10.3%)	1/17/2017	12/31/2020	5,000	5,000	5,000

			Subtotal southeast		$15,200	$13,360	$6,663
Southwest
—11.72% of net asset value
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022	$19,091	$19,091	$19,091

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	3/16/2016	6/30/2022	9,115	9,113	9,115
OEM Group, LLC(16)	Industrials and manufacturing	12.0% (LIBOR + 9.5%) (8.0% Cash + 4.0% PIK)	6/26/2018	6/30/2022	6,424	6,271	6,424

			Subtotal southwest		$34,630	$34,475	$34,630

			Subtotal first lien senior secured debt		$49,830	$47,835	$41,293
Second lien debt
—1.83% of net asset value

Southeast
—1.83% of net asset value
Copperweld Bimetallics LLC(16)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

			Subtotal second lien debt		$5,415	$5,415	$5,415

Equity investments
—12.24% of net asset value

Southeast
—6.51% of net asset value
Copperweld Bimetallics LLC(16)(18)(24)	Industrials and manufacturing		10/5/2016		676.93	$3,501	$4,038
Copperweld Bimetallics LLC(16)(19)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	15,244
Loadmaster Derrick & Equipment, Inc.(16)(18)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc.(16)(19)	Energy / utilities		12/21/2016		2,955.600	—	—

			Subtotal southeast			$13,565	$19,282

Southwest
—0.57% of net asset value
OEM Group, LLC(12)(13)(16)(21)	Industrials and manufacturing		3/16/2016		10,000	$8,890	$1,674

			Subtotal southwest			$8,890	$1,674

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—5.16% of net asset value
C&K Market, Inc.(16)(19)	Retail & grocery		11/3/2010		1,992,365	$2,271	$5,282
C&K Market, Inc.(16)(18)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal West			$13,227	$15,244

			Subtotal equity			$35,682	$36,200

Investments in funds
—28.69% of net asset value

Northeast
—28.69% of net asset value
THL Credit Logan JV LLC(12)(15)(16)(17)(19)(23)	Investment funds and vehicles		12/3/2014		—	$92,393	$84,825

			Subtotal northeast			92,393	84,825

		Subtotal investments in funds				$92,393	$84,825
Total controlled investments
—56.72% of net asset value						$181,325	$167,733

Non-controlled/affiliated investments
—4.24% of net asset value
First lien senior secured debt
—4.08% of net asset value

Southwest
Charming Charlie LLC(20)(25)	Retail & grocery	12.5% (LIBOR + 10%) (7.5% Cash + 5.0% PIK)	4/24/2018	4/24/2023	$11,469	$11,063	$5,850
Charming Charlie LLC(20)(25)	Retail & grocery	12.5% (LIBOR + 10%) (3.5% Cash + 9.0% PIK)	4/24/2018	4/24/2023	14,040	13,555	5,554
Charming Charlie LLC(25)(26)	Retail & grocery		4/24/2018	5/15/2019	—	—	—
Charming Charlie LLC(26)	Retail & grocery	20.0%	9/27/2018	5/15/2019	671	671	671

			Subtotal southwest		$26,180	$25,289	$12,075

		Subtotal first lien senior secured debt				$25,289	$12,075

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company(1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Equity investments
—0.16% of net asset value

Southwest
Charming Charlie LLC(19)	Retail & grocery		4/24/2018		128,307,716	$—	$464

			Subtotal southwest			$—	$464

			Subtotal equity			$—	$464
Investments in funds
—0.00% of net asset value

Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(15)(19)(23)	Investment funds and vehicles		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC(12)(15)(19)(23)	Investment funds and vehicles		3/1/2013			2	3

			Subtotal northeast			$3	$4

		Subtotal investments in funds				$3	$4
Total non-controlled/affiliated investments
—4.24% of net asset value						$25,292	$12,543

Total investments—166.95% of net asset value						$539,640	$493,653

(1)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2018, 24.2% and 24.9% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

of December 31, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.52%, 2.62%, 2.80% and 2.87%, respectively. As of December 31, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 2.30%, 2.30%, 2.31% and 2.34%, respectively.
(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)

Unless otherwise indicated, all investments are valued using significant unobservable inputs. Refer to quantitative information about Level 3 fair value measurements table in the Note 3 of the Consolidated Financial Statements for further detail.

(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(15)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(16)

As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities. See Schedule 12-14 in the accompanying notes to the consolidated financial statements for transactions for the year ended December 31, 2018 in which the issuer was a portfolio company that the Company is deemed to control.

(17)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(18)	Preferred stock.
(19)	Common stock and member interest.
(20)	Loan was on non-accrual as of December 31, 2018.
(21)	Includes $577 of cost and $0 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2018.
(22)	Canadian denominated investment with a par and fair market value of CAD $20,000 and CAD $19,900, respectively.
(23)	Investment is measured at fair value using net asset value.
(24)	Company’s preferred stock is income-producing with a stated rate of 12.0% due quarterly.
(25)

In January 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP (as defined in Note 2), the Company recorded a realized loss of

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2018

(dollar amounts in thousands)

$8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,601 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility (see tickmark 26 for further description), which was subsequently reduced to $8,275 with $671 funded into a first lien term loan. As part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125, which was offset by a corresponding change in unrealized depreciation in the same amount.
(26)

In conjunction with the emergence from bankruptcy on April 24, 2018, a $20,000 vendor financing facility was established and will backstop the payment of vendor purchase order invoices not paid by the company but submitted under the program by participating vendors. Charming Charlie LLC pays a 2.5% fee on unfunded commitments, a percentage fee on each applicable purchase order and, if drawn, an interest rate on any invoices paid by the facility. All terms, including but not limited to interest rate, vendor credit terms and applicable percentage fees, are negotiated on a vendor-by-vendor basis. As of December 31, 2018, the Company had a commitment of $8,275 with no funded commitments or unpaid invoices submitted under the vendor financing facility. During the year ended December 31, 2018, the Company converted $671 of unfunded vendor financing commitments into a first lien term loan which was subsequently funded.

(27)	Investment formerly known as Hansons Window & Construction, Inc. The name change was effective January 1, 2018.
(28)	Issuer pays 0.38% unfunded commitment fee on revolving loan facility.
(29)	Investment formerly known as Hostway Corporation.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Non-controlled/non-affiliated investments — 130.79% of net asset value

First lien senior secured debt —106.88% of net asset value

Canada
—6.92% of net asset value
Fairstone Financial Inc.(7)(17)(26)	Financial services	12.3% (CDOR + 11.0%)	3/31/2017	3/31/2023	$23,943	$22,101	$23,824

			Subtotal Canada		$23,943	$22,101	$23,824

Midwest
—11.55% of net asset value
BeneSys Inc.	Business services	11.9% (LIBOR + 10.3%)	3/31/2014	3/31/2019	$10,798	$10,747	$10,798
BeneSys Inc.(9)	Business services	11.9% (LIBOR + 10.3%)	8/1/2014	3/31/2019	436	433	436
Hansons Window & Construction, Inc.	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	2,494	2,452	2,452
Hansons Window & Construction, Inc.(9)	IT services	8.2% (LIBOR + 6.5%)	10/19/2017	10/19/2022	56	51	56
Home Partners of America, Inc.(17)	Consumer services	8.5% (LIBOR + 7%)	10/13/2016	10/13/2022	13,669	13,450	13,806
Matilda Jane Holdings, Inc.	Consumer products	10.1% (LIBOR + 8.5%)	5/1/2017	5/1/2022	12,548	12,303	12,172

			Subtotal midwest		$40,001	$39,436	$39,720
Northeast
—31.81% of net asset value
Aerogroup International Inc.	Consumer products	10.2% (LIBOR + 8.5%)	6/9/2014	12/9/2019	$13,170	$13,071	$13,169
Alex Toys, LLC	Consumer products	11.7% (LIBOR + 10%)	6/30/2014	8/15/2019	24,815	24,610	24,815
Anexinet Corp.	IT services	8.1% (LIBOR + 6.5%)	7/28/2017	7/28/2022	17,391	17,072	17,130
Constructive Media, LLC	Media, entertainment and leisure	11.6% (LIBOR + 10%)	11/23/2015	11/23/2020	11,708	11,570	10,888
Dodge Data & Analytics LLC	IT services	10.1% (LIBOR + 8.8%)	11/20/2014	10/31/2019	10,521	10,441	10,469
Duff & Phelps Corporation(8)	Financial services	4.9% (LIBOR + 3.3%)	5/15/2013	4/23/2020	250	253	251
HealthDrive Corporation	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	9,900	9,764	9,801
HealthDrive Corporation(9)	Healthcare	9.6% (LIBOR + 8.1%)	11/21/2016	11/21/2021	1,150	1,123	1,150
SPST Holdings, LLC	Consumer products	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	6,529	6,403	6,402

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
SPST Holdings, LLC(9)(10)	Consumer products	8.1% (LIBOR + 6.8%)	10/31/2017	10/31/2022	—	(15)	—
The John Gore Organization, Inc.	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	13,831	13,649	13,969
The John Gore Organization, Inc.(9)(10)	Media, entertainment and leisure	8.7% (LIBOR + 7%)	8/8/2013	6/28/2021	—	(10)	—
Women’s Health USA	Healthcare	8.1% (LIBOR + 6.6%)(8)	8/8/2017	8/8/2022	1,403	1,380	1,389

			Subtotal northeast		$110,668	$109,311	$109,433
Southeast
—12.23% of net asset value
Sciens Building Solutions, LLC	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	$9,687	$9,522	$9,590
Sciens Building Solutions, LLC(9)	Business services	8.6% (LIBOR + 7.3%)	2/2/2017	2/2/2022	501	458	501
Togetherwork Holdings, LLC(9)	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	232	226	232
Togetherwork Holdings, LLC	Business services	8.6% (LIBOR + 7.3%)	4/18/2017	12/2/2020	5,418	5,333	5,472
Virtus Pharmaceuticals, LLC	Healthcare	11.5%(8)	7/17/2014	7/17/2019	24,013	23,799	23,773
Whitney, Bradley & Brown, Inc.	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	2,494	2,446	2,446
Whitney, Bradley & Brown, Inc.(9)	Business services	10.6% (LIBOR + 9%)	10/18/2017	10/18/2022	50	47	50

			Subtotal southeast		$42,395	$41,831	$42,064
Southwest
—38.21% of net asset value
Allied Wireline Services, LLC	Energy / utilities	11.1% (LIBOR + 9.5%) (5.5% Cash and 5.5% PIK)(11)	2/28/2014	2/28/2019	$10,793	$10,793	$10,631
Charming Charlie, LLC.(22)	Retail & grocery	9.3% (LIBOR + 9.0%) (8.0% Cash + 1.0% PIK)	12/18/2013	6/8/2018	51,868	23,929	15,560
Charming Charlie, LLC.	Retail & grocery	8.0% (ABR+3.5%)	12/14/2017	6/8/2018	4,474	4,474	4,474
Hart InterCivic, Inc.	IT services	12.2% (LIBOR + 10.5%)	3/31/2016	3/31/2019	25,600	25,385	25,856
Holland Intermediate Acquisition Corp.	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	21,880	21,837	20,567
Holland Intermediate Acquisition Corp.(9)	Energy / utilities	10.7% (LIBOR + 9%)	5/29/2013	5/29/2018	—	—	—
Igloo Products Corp.	Consumer products	11.8% (LIBOR+ 10.3%)	3/28/2014	3/28/2020	24,636	24,403	23,897
LAI International, Inc.	Industrials and manufacturing	10.4%(8)	10/22/2014	10/22/2019	21,812	21,621	21,812

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
LAI International, Inc.(9)	Industrials and manufacturing	8.5%(8)	10/22/2014	10/22/2019	4,483	4,483	4,483
LAI International, Inc.(9)	Industrials and manufacturing	10.3%(8)	4/24/2017	10/22/2019	4,166	4,108	4,166

			Subtotal southwest		$169,712	$141,033	$131,446
West
—6.16% of net asset value
It’s Just Lunch International LLC	Media, entertainment and leisure	10.1% (LIBOR + 8.5%)	7/28/2016	7/28/2021	$5,500	$5,421	$5,500
MeriCal, LLC	Consumer products	10.4% (LIBOR+ 9%)	9/30/2016	9/30/2021	15,700	15,395	15,700

			Subtotal west		$21,200	$20,816	$21,200

		Subtotal first lien senior secured debt			$407,919	$374,528	$367,687

Second lien debt
—7.95% of net asset value

Northeast
—3.85% of net asset value
Merchants Capital Access, LLC(17)	Financial services	12.2% (LIBOR + 10.5%)	4/20/2015	4/20/2021	$12,500	$12,360	$12,125
Specialty Brands Holdings, LLC(22)	Restaurants	10.3% (LIBOR + 8.8%)(78.8% Cash + 1.0% PIK)(11)	7/16/2013	12/1/2017	22,244	21,462	1,112

			Subtotal northeast		$34,744	$33,822	$13,237

Southeast
—2.66% of net asset value
MB Medical Operations LLC	Healthcare	10.6% (LIBOR + 9%)	12/7/2016	6/7/2022	$9,131	$8,984	$9,154

			Subtotal southeast		$9,131	$8,984	$9,154

West
—1.44% of net asset value
Gold, Inc.	Consumer products	10.0%	12/31/2012	6/30/2022	$5,165	$5,165	$4,959

			Subtotal west		$5,165	$5,165	$4,959

		Subtotal second lien debt			$49,040	$47,971	$27,350

Subordinated debt
—5.55% of net asset value

Northeast
—1.94% of net asset value
Aerogroup International Inc.(22)	Consumer products	12.0% PIK	8/5/2015	3/9/2020	348	328	—

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Aerogroup International Inc.(22)	Consumer products	10.0% PIK(11)	1/27/2016	3/9/2020	925	881	—
Martex Fiber Southern Corp.	Industrials and manufacturing	16.5% (12.0% Cash and 4.5% PIK)(11)	4/30/2012	6/30/2018	8,906	8,906	6,680

			Subtotal northeast		$10,179	$10,115	$6,680
Northwest
—3.61% of net asset value
A10 Capital, LLC(9)(17)	Financial services	12.5%	8/25/2014	2/25/2021	$12,302	$12,231	$12,425

			Subtotal northwest		$12,302	$12,231	$12,425

		Subtotal subordinated debt			$22,481	$22,346	$19,105
Equity investments
—6.01% of net asset value

Midwest
—0.17% of net asset value
Hostway Corporation(21)	IT services		12/27/2013	12/13/2020	20,000	$1,800	$—
Hostway Corporation(20)	IT services		12/27/2013		1,800	200	196
Matilda Jane Holdings, Inc.(13)(20)	Consumer products		5/1/2017		488,896	489	376

			Subtotal midwest			$2,489	$572
Northeast
—0.98% of net asset value
Aerogroup International Inc.(21)	Consumer products		6/9/2014		253,616	$11	—
Aerogroup International Inc.(20)	Consumer products		6/9/2014		28,180	1,108	—
Alex Toys, LLC(12)(13)(15)(21)	Consumer products		5/22/2015		153.85	1,000	—
Alex Toys, LLC(12)(13)(15)(20)	Consumer products		6/22/2016	6/12/2021	121.18	888	—
Constructive Media, LLC(12)(21)	Media, entertainment and leisure		11/23/2015		750,000	750	5
SPST Holdings, LLC(12)(21)	Consumer products		10/31/2017		215,827	216	231
Wheels Up Partners, LLC(12)(15)(21)	Transportation		1/31/2014		1,000,000	1,000	3,124

			Subtotal northeast			$4,973	$3,360
Northwest
—4.06% of net asset value
A10 Capital, LLC(12)(14)(17)(20)	Financial services		8/25/2014	2/25/2021	4,019.61	$13,901	$13,973

			Subtotal northwest			$13,901	$13,973
Southeast
—0.25% of net asset value
Firebirds International, LLC(12)(21)	Restaurants		5/17/2011		1,906	$191	$431

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		7,720.86	127	—
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		231.82	244	372
Virtus Pharmaceuticals, LLC(12)(15)(21)	Healthcare		3/31/2015		589.76	590	72

			Subtotal southeast			$1,152	$875
Southwest
—0.31% of net asset value
Allied Wireline Services, LLC(12)(15)(21)	Energy / utilities		2/28/2014		618,867.92	$619	$93
Dimont & Associates, Inc.(21)	Financial services		3/14/2016		312.51	129	—
Igloo Products Corp.(21)	Consumer products		4/30/2014		1,902.04	1,716	795
Sciens Building Solutions, LLC(20)	Business services		7/12/2017		170.39	170	178

			Subtotal southwest			$2,634	$1,066
West
—0.24% of net asset value
MeriCal, LLC(12)(13)(21)	Consumer products		9/30/2016	9/30/2021	5,124.30	$10	$275
MeriCal, LLC(12)(13)(20)	Consumer products		9/30/2016		500.29	505	552

			Subtotal west			$515	$827

			Subtotal equity			$25,664	$20,673
Warrants
—0.02% of net asset value

Southwest
—0.02% of net asset value
Allied Wireline Services, LLC(15)	Energy / utilities		2/28/2014		501,159.24	$175	$75

			Subtotal southwest			$175	$75

			Subtotal warrants			$175	$75
Investment in payment rights
—3.27% of net asset value

Northeast
—3.27% of net asset value
Duff & Phelps Corporation(16)(17)	Financial services	16.6%(8)	6/1/2012			$10,348	$11,259

			Subtotal northeast			$10,348	$11,259

		Subtotal investment in payment rights				$10,348	$11,259
Investments in funds(17)
—1.11% of net asset value

Midwest
—0.83% of net asset value
Freeport Financial SBIC Fund LP(17)(27)	Financial services		6/14/2013			$2,957	$2,826

			Subtotal midwest			$2,957	$2,826

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
West
—0.28% of net asset value
Gryphon Partners 3.5, L.P.(17)(27)	Financial services		11/20/2012			$827	$976

			Subtotal west			$827	$976

		Subtotal investments in funds				$3,784	$3,802
Total non-controlled/non-affiliated investments
—130.55% of net asset value						$484,816	$449,951

Controlled investments
—46.14% of net asset value

First lien senior secured debt
—11.46% of net asset value

Northeast
—1.63% of net asset value
Tri Starr Management Services, Inc.(18)(23)	Business services	8.3% (ABR + 3.8%)	7/22/2016	9/30/2018	46	46	46
Tri Starr Management Services, Inc.(18)(24)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	669	627	669
Tri Starr Management Services, Inc.(18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	291	269	291
Tri Starr Management Services, Inc.(18)	Business services	6.3% (LIBOR + 4.8%)	7/22/2016	9/30/2018	2,545	2,352	2,545
Tri Starr Management Services, Inc.(18)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,573	1,407	1,573
Tri Starr Management Services, Inc.(18)(22)	Business services	10.0% PIK	7/22/2016	9/30/2018	1,049	320	472
Tri Starr Management Services, Inc.(18)(22)	Business services	5.0% PIK	7/22/2016	9/30/2018	3,241	1,062	—

		Subtotal northeast			$9,414	$6,083	$5,596

Southeast
—2.05% of net asset value
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	11.3% (LIBOR + 10.3%) (5.65% Cash and 5.65% PIK)	7/1/2016	12/31/2020	$7,844	$7,307	$3,811
Loadmaster Derrick & Equipment, Inc.(18)(22)	Energy / utilities	13% PIK (LIBOR + 12% PIK)	7/1/2016	12/31/2020	1,764	1,053	—
Loadmaster Derrick & Equipment, Inc.(18)	Energy / utilities	11.9% (LIBOR+ 10.3%)	1/17/2017	12/31/2020	3,240	3,240	3,240

			Subtotal southeast		$12,848	$11,600	$7,051

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Southwest
—7.78% of net asset value
OEM Group, LLC(18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	$18,703	$18,703	$18,703
OEM Group, LLC(18)	Industrials and manufacturing	11.1% (LIBOR + 9.5%)	3/16/2016	2/15/2019	8,060	8,045	8,060

			Subtotal southwest		$26,763	$26,748	$26,763

		Subtotal first lien senior secured debt			$49,025	$44,431	$39,410

Second lien debt
—1.57% of net asset value

Southeast
—1.57% of net asset value
Copperweld Bimetallics LLC(18)	Industrials and manufacturing	12.0%	10/5/2016	10/5/2021	$5,415	$5,415	$5,415

			Subtotal southeast		$5,415	$5,415	$5,415

		Subtotal second lien debt			$5,415	$5,415	$5,415

Equity investments
—14.1% of net asset value

Northeast
—2.03% of net asset value
Tri Starr Management Services, Inc.(18)(21)	Business services		7/22/2016		0.720	3,136	6,967

			Subtotal northeast			$3,136	$6,967
Northwest
—5.11% of net asset value
C&K Market, Inc.(18)(21)	Retail & grocery		11/3/2010		1,992,365	$2,270	$7,619
C&K Market, Inc.(18)(20)	Retail & grocery		11/3/2010	7/1/2024	1,992,365	10,956	9,962

			Subtotal northwest			$13,226	$17,581
Southeast
—3.81% of net asset value
Copperweld Bimetallics LLC(18)(20)	Industrials and manufacturing		10/5/2016		676.93	$3,385	$3,920
Copperweld Bimetallics LLC(18)(21)	Industrials and manufacturing		10/5/2016	10/5/2021	609,230	8,950	9,192
Loadmaster Derrick & Equipment, Inc.(18)(20)	Energy / utilities		7/1/2016		12,130.510	1,114	—
Loadmaster Derrick & Equipment, Inc.(18)(21)	Energy / utilities			12/21/2016	2,955.600	—	—

			Subtotal southeast			$13,449	$13,112

Southwest
—3.15% of net asset value
OEM Group, LLC(12)(13)(18)(20)(25)	Industrials and manufacturing			3/16/2016	10,000	$8,890	$10,841

			Subtotal southwest			$8,890	$10,841

			Subtotal equity			$38,701	$48,501

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company (1)(2)(3)	Industry	Interest Rate(4)	Initial Acquisition Date	Maturity/ Dissolution Date	Principal(5) No. of Shares / No. of Units	Amortized Cost	Fair Value(6)
Investments in funds
—19.01% of net asset value

Northeast
—19.01% of net asset value
THL Credit Logan JV LLC(12)(17)(18)(19)(21)(27)	Investment funds and vehicles		12/3/2014		—	$67,000	$65,410

			Subtotal northeast			67,000	65,410

		Subtotal investments in funds				$67,000	$65,410

Total controlled investments
—46.14% of net asset value						$155,547	$158,736

Non-controlled/affiliated investments
—0.00% of net asset value

Investments in funds
—0.00% of net asset value

Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC(12)(17)(21)(27)	Financial services		1/27/2011			$1	$1
THL Credit Greenway Fund II LLC(12)(17)(21)(27)	Financial services		3/1/2013			3	3

			Subtotal northeast			$4	$4

		Subtotal investments in funds				$4	$4

Total non-controlled/affiliated investments
—0.00% of net asset value						$4	$4

Total investments—176.93% of net asset value						$640,367	$608,691

(1)	All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted.
(2)	All investments are pledged as collateral under the Revolving Facility.
(3)

As of December 31, 2017, 24.3% and 25.8% of the Company’s total investments on a cost and fair value basis, respectively, are in non-qualifying assets. The Company may not acquire any non-qualifying assets unless, at the time of the acquisition, qualifying assets represent at least 70% of the Company’s total assets.

(4)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2017. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As

(Continued on next page)

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Consolidated Schedules of Investments—(Continued)

December 31, 2017

(dollar amounts in thousands)

of December 31, 2017, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 1.57%, 1.62%, 1.69% and 1.84%, respectively. As of December 31, 2017, the 30-day, 60-day, 90-day and 180-day CDOR rates were 1.41%, 1.46%, 1.52% and 1.72%, respectively.
(5)	Principal includes accumulated PIK, interest and is net of repayments.
(6)	Unless otherwise indicated, all investments are valued using significant unobservable inputs.
(7)	Foreign company at the time of investment and, as a result, is not a qualifying asset under Section 55(a) of the 1940 Act.
(8)	Unitranche investment; interest rate reflected represents the implied interest rate earned on the investment for the most recent quarter.
(9)	Issuer pays 0.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(10)	The negative cost is the result of the capitalized discount being greater than the principal amount outstanding on the loan.
(11)	At the option of the issuer, interest can be paid in cash or cash and PIK. The percentage of PIK shown is the maximum PIK that can be elected by the company.
(12)	Member interests of limited liability companies are the equity equivalents of the stock of corporations.
(13)	Equity ownership may be held in shares or units of companies related to the portfolio company.
(14)	Preferred stock investment return is income-producing with a stated rate of 13.0% cash and 2.0% PIK due on a monthly basis.
(15)	Interest held by a substantially owned subsidiary of THL Credit, Inc.
(16)	Income-producing security with no stated coupon; interest rate reflects an estimation of the effective yield to expected maturity as of December 31, 2017.
(17)	Not a qualifying asset under Section 55(a) of the 1940 Act.
(18)	As defined in Section 2(a)(9) of the 1940 Act, the Company is deemed to control this portfolio company because it owns more than 25% of the portfolio company’s outstanding voting securities.
(19)

On December 3, 2014, the Company entered into an agreement with Perspecta to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta. Although the Company owns more than 25% of the voting securities of Logan JV, the Company does not believe that it has control over Logan JV (other than for purposes of the 1940 Act or otherwise).

(20)	Preferred stock.
(21)	Common stock and member interest.
(22)	Loan was on non-accrual as of December 31, 2017.
(23)	Issuer pays 3.0% weighted average unfunded commitment fee on the revolving loan facility.
(24)	Issuer pays 4.75% unfunded commitment fee on the revolving loan facility.
(25)	Includes $577 of cost and $703 of fair value related to a non-controlling interest as a result of consolidating a blocker corporation that holds equity in OEM Group, LLC as of December 31, 2017.
(26)	Canadian denominated investment with a par and fair market value of CAD $30,000 and CAD $29,850, respectively.
(27)	Investment is measured at fair value using net asset value.

See accompanying notes to these consolidated financial statements.

THL Credit, Inc. and Subsidiaries

Notes to Consolidated Financial Statements

December 31, 2018

(in thousands, except per share data)

1. Organization

THL Credit, Inc., or the Company, was organized as a Delaware corporation on May 26, 2009. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or 1940 Act. The Company has elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. The Company’s investment objective is to generate both current income and capital appreciation, primarily through privately negotiated investments in debt and equity securities of middle market companies.

The Company has established wholly owned subsidiaries, THL Credit Holdings Inc., and THL Credit OEMG Investor Inc., to hold its equity interest in OEM Group, LLC, where it holds a majority interest. These subsidiaries are structured as Delaware entities, or tax blockers, to hold equity or equity-like investments in portfolio companies organized as limited liability companies, or LLCs (or other forms of pass-through entities). Corporate subsidiaries are not consolidated for income tax purposes and may incur income tax expense as a result of their ownership of portfolio companies.

The Company has a wholly owned subsidiary, THL Corporate Finance, Inc., which serves as the administrative agent on certain investment transactions.

2. Significant Accounting Policies and Recent Accounting Updates

Basis of Presentation

The Company is an investment company following the accounting and reporting guidance under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services Investment Companies.

The consolidated financial statements include the accounts of the Company and its subsidiaries. All inter-company accounts and transactions have been eliminated in consolidation. In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and the Securities and Exchange Act of 1934, as amended, the Company generally will not consolidate its interest in any company other than substantially owned investment company subsidiaries and controlled operating companies substantially all of whose business consists of providing services to the Company. The Company has made changes to the presentation of prior year information to conform with current year presentation.

The accounting records of the Company are maintained in U.S. dollars.

Consolidation

The Company follows the guidance in ASC Topic 946 Financial Services—Investment Companies and will not generally consolidate its investment in a company other than substantially owned investment company subsidiaries or a controlled operating company whose business consists of providing services to the Company. The Company consolidated the results of its substantially owned subsidiaries in its consolidated financial statements. In conjunction with the consolidation of subsidiaries, the Company recognizes the non-controlling interest in THL Credit OEMG Investor, Inc. in its consolidated financial statements. The Company does not consolidate its non-controlling interest in THL Credit Logan JV LLC, or Logan JV. See also the disclosure under the heading THL Credit Logan JV LLC.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ and these differences could be material.

Cash

Cash consists of funds held in demand deposit accounts at several financial institutions and, at certain times, balances may exceed the Federal Deposit Insurance Corporation insured limit and is therefore subject to credit risk. There were no cash equivalents as of December 31, 2018 and 2017.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the Revolving Facility (as defined in Note 7 hereto) and public debt offering of Notes (as defined in Note 7 hereto) including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These costs are capitalized at the time of payment and are amortized using the straight line and effective yield methods over the term of the Revolving Facility and Notes, respectively.

Under the Notes Payable, if there is a substantial modification of the terms of the existing agreement (greater than 10% change in the present value of cash flows under the old and new amended facilities) then the change would result in a debt extinguishment and any unamortized deferred financing costs would be expensed during that period. Third party costs under the new arrangement would be capitalized and amortized over the term of the new arrangement. Under the Revolving Facility, if the borrowing capacity of the old arrangement is lower than the borrowing capacity of the new arrangement for each underlying lender in the lending syndicate, then any unamortized deferred financing costs would be expensed during the period in proportion to the decrease in the old arrangement for that lender. Any remaining unamortized deferred financing costs relating to the old arrangement would be deferred and amortized over the term of the new arrangement along with any costs associated with the new arrangement.

Capitalized deferred financing costs related to the Notes are presented net against the respective balances outstanding on the Consolidated Statements of Assets and Liabilities. Capitalized deferred financing costs related to the Revolving Facility are presented separately on the Company’s Consolidated Statements of Assets and Liabilities. See also the disclosure in Note 7, Borrowings.

Deferred Offering Costs

Deferred offering costs consist of fees and expenses incurred in connection with the offer and sale of the Company’s common stock and public debt offering of Notes, including legal, accounting, printing fees and other related expenses, as well as costs incurred in connection with the filing of a shelf registration statement. These amounts are capitalized when incurred and recognized as a reduction of offering proceeds when the offering becomes effective or expensed upon expiration of the registration statement.

Deferred Revenue

Deferred revenues consist of proceeds received for interest and other fees for which the earnings process is not yet complete. Such amounts will be recognized into income over such time that the income is earned. These amounts are included within other deferred liabilities on the Company’s Consolidated Statements of Assets and Liabilities.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 7, Borrowings.

Valuation of Investments

The Company accounts for its Investment Portfolio at fair value. As a result, the Company follows the provisions of ASC 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that the portfolio investment is to be sold in the principal market to independent market participants, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal market that are independent, knowledgeable and willing and able to transact.

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities, for which market quotations are not readily available or are determined to be unreliable are valued at fair value as determined in good faith by the Company’s board of directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Company’s board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available or are determined to be unreliable, the Company’s board of directors undertakes a multi- step valuation process each quarter, as described below:

•	the Company’s quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with the investment committee of THL Credit Advisors LLC, or the Advisor;

•

to the extent determined by the audit committee of the Company’s board of directors, independent valuation firms are used to conduct independent appraisals of all “Level 3” investments and review the Advisor’s preliminary valuations in light of their own independent assessment unless the amounts are immaterial or have closed near quarter-end;

•

the audit committee of the Company’s board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firms to reflect any comments; and

•

the Company’s board of directors discusses valuations and determines the fair value of each investment in the Company’s portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that the Company may take into account in fair value pricing its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. The Company generally utilizes an income approach to value its debt investments and a combination of income and market approaches to value its equity investments. With respect to unquoted securities, the Advisor and the Company’s board of directors, in consultation with the Company’s independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors, which valuation is then approved by the board of directors.

Debt Investments

For debt investments, the Company generally determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. The Company’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors. The enterprise value, a market approach, is used to determine the value of equity and debt investments that are credit impaired, close to maturity or where the Company also holds a controlling equity interest. The method for determining enterprise value uses a multiple analysis, whereby appropriate multiples are applied to the portfolio company’s revenues or net income before net interest expense, income tax expense, depreciation and amortization, or EBITDA.

Escrow Receivable

Escrow receivables are categorized within Level 3 of the fair value hierarchy where the net realizable value of the escrow receivables approximates fair value. The fair value is determined using probability weighted scenario analysis.

Payment Rights

The Company values its investment in payment rights using an income approach that analyzes the discounted projected future cash flow streams assuming an appropriate discount rate, which will among other things consider other transactions in the market, the current credit environment, performance of the underlying portfolio company and the length of the remaining payment stream.

Equity

The Company generally uses the market approach to value its equity investments. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that the Company may take into account in fair value pricing the Company’s investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, the Company’s principal market as the reporting entity and enterprise values, among other factors.

Investment in Funds

In circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Foreign Currency

Foreign currency amounts are translated into U.S. dollars on the following basis:

•

cash and cash equivalents, market value of investments, outstanding debt on revolving credit facilities, other assets and liabilities: at the spot exchange rate on the last business day of the period; and

•	purchases and sales of investments, borrowings and repayments of such borrowings, income and expenses: at the rates of exchange prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, the Company does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in fair values of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Fluctuations arising from the translation of foreign currency borrowings are included with the net change in unrealized gains (losses) on translation of assets and liabilities in foreign currencies on the consolidated statements of operations.

Investments denominated in foreign currencies and foreign currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

The Company’s current approach to hedging the foreign currency exposure in its non-U.S. dollar denominated investments is primarily to borrow the necessary local currency under the Company’s Revolving Facility (as defined in Note 7) to fund these investments.

Security Transactions, Payment-in-Kind, Income Recognition, Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. The Company measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Net realized gains and losses reflect the impact of investments written off during the period, if any. The Company reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, representing the estimated fair value of detachable equity or warrants obtained in conjunction with the acquisition of debt securities and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Dividend income on preferred equity investments is recorded on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity investments is recorded on the record date for private portfolio companies and on the ex-dividend date for publicly traded portfolio companies. Distributions received from a limited liability company or limited partnership investment are evaluated to determine if the distribution should be recorded as dividend income or a return of capital.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, the Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. The Company records the reversal of any previously accrued income against the same income category reflected in the Consolidated Statement of Operations. As of December 31, 2018, the Company had loans on non-accrual status with an amortized cost basis of $37,978 and fair value of $18,067. As of December 31, 2017, the Company had loans on non-accrual status with an amortized cost basis of $56,342 and fair value of $20,955.

The Company has investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. The Company will cease accruing PIK interest if there is insufficient value to support the accrual or if the Company does not expect amounts to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon the restructuring of the investment where the interest is deemed collectable. To maintain the Company’s status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though the Company has not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

The following shows a rollforward of PIK income activity for the years ended December 31, 2018, 2017 and 2016:

	Years ended December 31,
	2018	2017	2016
Accumulated PIK balance, beginning of period	$3,922	$3,086	$9,302
PIK income capitalized/receivable	2,493	2,166	2,253
PIK received in cash from repayments	(1,629)	(32)	(1,799)
PIK reduced through restructurings/sales	—	(44)	(6,670)
PIK deemed uncollectible	(907)	(1,254)	—

Accumulated PIK balance, end of period	$3,879	$3,922	$3,086

Interest income from the Company’s tax receivable agreements (“TRAs”) is recorded based upon an estimation of an effective yield to expected maturity using anticipated cash flows. Amounts in excess of income recognized are recorded as a reduction to the cost basis of the investment. The Company monitors the anticipated cash flows from its TRAs and will adjust its effective yield periodically as needed. In December 2018, the Company sold all of its TRA investments.

The Company capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment premiums, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

The Company will recognize any earned exit or back-end fees into income when it believes the amounts will ultimately become collected by using either the beneficial interest model or other appropriate income recognition frameworks.

In certain investment transactions, the Company may provide advisory services. For services that are separately identifiable and external evidence exists to substantiate fair value, income is recognized as earned. The Company had no income from advisory services related to portfolio companies for the years ended December 31, 2018, 2017 and 2016.

The Company may also generate revenue in the form of fees from the management of Greenway and Greenway II (as defined in Note 4), prepayment premiums, commitment, loan origination, structuring or due diligence fees, exit fees, portfolio company administration fees, fees for providing significant managerial assistance and consulting fees.

U.S. Federal Income Taxes, Including Excise Tax

The Company has elected to be taxed as a RIC under Subchapter M of the Code and currently qualifies, and intends to continue to qualify each year, as a RIC under the Code. Accordingly, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders.

In order to qualify for favorable tax treatment as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income, as defined by the Code. To avoid a 4% U.S. federal excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no U.S. federal income tax. The Company, at its discretion, may choose not to distribute all of its taxable income for the calendar year and pay a non-deductible 4% excise tax on this undistributed income. If the Company chooses to do so, all other things being equal, this would increase expenses and reduce the amount available to be distributed to stockholders. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate.

The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. See also the disclosure in Note 11, Distributions, for a summary of the recent dividends paid. For the years ended December 31, 2018, 2017 and 2016, the Company incurred U.S. federal excise tax and other tax (benefits) expenses of $320, $441 and $419, respectively.

Certain consolidated subsidiaries of the Company are subject to U.S. federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax liabilities or assets from temporary differences in the recognition of items for financial reporting and income tax purposes at the subsidiaries.

The following shows the breakdown of current and deferred income tax provisions for the years ended December 31, 2018, 2017 and 2016 :

	For the years ended December 31,
	2018	2017	2016
Current income tax provision:
Current income tax (provision) benefit	$(74)	$1	$(285)
Current tax provision on realized gain on investments	—	(842)	—

Deferred income tax benefit:
Deferred income tax benefit	39	272	549
(Provision) benefit for taxes on unrealized gain on investments	(284)	2,146	137

These current and deferred income taxes are determined from taxable income estimates provided by portfolio companies organized as pass-through entities where the Company holds equity or equity-like investments in its corporate subsidiaries. These tax estimates may be subject to further change once tax information is finalized for the year. As of December 31, 2018 and 2017, $5 and $42, respectively, of income tax receivable was included in prepaid expenses and other assets on the Consolidated Statements of Assets and Liabilities. As of December 31, 2018 and 2017, $1,972 and $2,336, respectively, were included in deferred tax liability on the Consolidated Statements of Assets and Liabilities primarily relating to deferred taxes on unrealized gains on investments held in its corporate subsidiaries and other temporary book to tax differences of the corporate subsidiaries. As of December 31, 2018 and 2017, $2,056 (net of $4,396 allowance) and $2,661 (net of $1,149 allowance), respectively, of deferred tax assets were included in deferred tax assets on the Consolidated Statements of Assets and Liabilities relating to net operating loss carryforwards and unrealized losses on investments and other temporary book to tax differences that are expected to be used in future periods.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

Because U.S. federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The Company follows the provisions under the authoritative guidance on accounting for and disclosure of uncertainty in tax positions. The provisions require management to determine whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions not meeting the more likely than not threshold, the tax amount recognized in the consolidated financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There are no unrecognized tax benefits or obligations in the accompanying consolidated financial statements. Although the Company files U.S. federal and state tax returns, the Company’s major tax jurisdiction is U.S. federal. The Company’s U.S. federal tax years subsequent to 2015 remain subject to examination by taxing authorities.

Distributions

Distributions to stockholders are recorded on the applicable record date. The amount to be paid out as a dividend is determined by the Company’s board of directors on a quarterly basis. Net realized capital gains, if any, are generally distributed at least annually out of assets legally available for such distributions, although the Company may decide to retain such capital gains for investment.

Capital transactions in connection with the Company’s dividend reinvestment plan are recorded when shares are issued.

Recent Accounting Pronouncements

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall”, which makes limited amendments to the guidance in U.S. GAAP on the classification and measurement of financial instruments. The new standard significantly revises an entity’s accounting related to (1) the classification and measurement of investments in equity securities and (2) the presentation of certain fair value changes for financial liabilities measured at fair value. It also amends certain disclosure requirements associated with the fair value of financial instruments. ASU 2016-01 was effective for fiscal years beginning after December 15, 2017, including interim periods therein. Early adoption of all other amendments is not permitted. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In April 2016, the FASB issued ASU 2016-10, “Revenue from Contracts with Customers (Topic 606),” which amends the criteria for revenue recognition where an entity enters into contracts with customers to transfer goods or services or where there is a transfer of nonfinancial assets. Under ASU 2016-10, an entity should recognize revenue in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2016-10 was effective for annual and interim reporting periods beginning after December 15, 2017. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)”, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. ASU 2016-15 was effective for annual and interim reporting periods beginning after December 15, 2017. The Company adopted this standard effective January 1, 2018, which did not have a material impact on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”, which impacts fair value disclosure for both private and public companies. ASU 2018-13 removes, modifies, and adds certain fair value related disclosures. ASU 2018-13 is effective for annual and interim reporting periods beginning after December 15, 2019. The Company has determined that this guidance will not have a material impact on its consolidated financial statements.

3. Investments

The Company has adopted the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for Investment Companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, the Company estimates the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date. Redemptions are not generally permitted in the Company’s investments in funds. The remaining term of the Company’s investments in funds is expected to be one to five years.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Company discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). If any transfers occur between the levels or categories of the fair value hierarchy, they are assumed to have occurred at the beginning of the period. The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2018:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$329,348	$—	$—	$329,348
Second lien debt	25,295	—	—	25,295
Subordinated debt	6,556	—	—	6,556
Equity investments	43,534	—	—	43,534
Warrants	580	—	—	580
Investment in Logan JV(1)	84,825	—	—	—
Investments in funds(1)	3,515	—	—	—

Total investments	$493,653	$—	$—	$405,313

The following is a summary of the levels within the fair value hierarchy in which the Company invests as of December 31, 2017:

Description	Fair Value	Level 1	Level 2	Level 3
First lien senior secured debt	$407,097	$—	$—	$407,097
Second lien debt	32,765	—	—	32,765
Subordinated debt	19,105	—	—	19,105
Equity investments	69,174	—	—	69,174
Warrants	75	—	—	75
Investment in Logan JV(1)	65,410	—	—	—
Investment in payment rights	11,259	—	—	11,259
Investments in funds(1)	3,806	—	—	—

Total investments	$608,691	$—	$—	$539,475

(1)

Certain investments that are measured at fair value using net asset value have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Consolidated Statements of Assets and Liabilities.

The following is a summary of the industry classification in which the Company invests as of December 31, 2018:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Industrials and manufacturing	$104,643	$94,197	19.09%	31.86%
Investment funds and vehicles	92,396	84,829	17.18%	28.69%
Consumer products and services	74,921	69,101	14.00%	23.37%
Healthcare	62,484	60,234	12.20%	20.37%
IT services	52,367	50,426	10.21%	17.05%
Energy / utilities	46,494	37,052	7.51%	12.53%
Financial services	43,069	42,859	8.68%	14.49%
Retail & grocery	38,516	27,783	5.63%	9.40%
Business services	18,308	18,548	3.76%	6.27%
Media, entertainment and leisure	5,442	5,500	1.11%	1.86%
Transportation	1,000	3,124	0.63%	1.06%

Total Investments	$539,640	$493,653	100.00%	166.95%

The following is a summary of the industry classification in which the Company invests as of December 31, 2017:

Industry	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
Consumer products and services	$121,937	$117,149	19.25%	34.05%
Industrials and manufacturing	92,506	93,272	15.32%	27.11%
Financial services	75,111	77,663	12.76%	22.57%
Investment funds and vehicles	67,000	65,410	10.75%	19.01%
IT services	57,401	56,159	9.23%	16.32%
Healthcare	46,011	45,711	7.51%	13.29%
Business services	38,601	42,266	6.94%	12.29%
Energy / utilities	46,138	38,417	6.31%	11.17%
Retail & grocery	41,629	37,615	6.18%	10.93%
Media, entertainment and leisure	31,380	30,362	4.99%	8.83%
Transportation	1,000	3,124	0.51%	0.91%
Restaurants	21,653	1,543	0.25%	0.45%

Total Investments	$640,367	$608,691	100.00%	176.93%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2018:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Southwest	$185,747	$154,689	31.34%	52.31%
Northeast	160,182	$151,210	30.63%	51.14%
West	72,340	$74,788	15.15%	25.29%
Southeast	77,935	$71,874	14.56%	24.31%
Midwest	28,435	$26,522	5.37%	8.97%
Canada	15,001	$14,570	2.95%	4.93%

Total Investments	$539,640	$493,653	100.00%	166.95%

The following is a summary of the geographical concentration of our investment portfolio as of December 31, 2017:

Region	Amortized Cost	Fair Value	% of Total Portfolio	% of Net Assets
United States
Northeast	$244,792	$221,948	36.48%	64.53%
Southwest	189,459	180,283	29.62%	52.40%
Southeast	72,451	67,579	11.10%	19.64%
Northwest	39,359	43,977	7.22%	12.78%
Midwest	44,882	43,117	7.08%	12.53%
West	27,323	27,963	4.59%	8.13%
Canada	22,101	23,824	3.91%	6.92%

Total Investments	$640,367	$608,691	100.00%	176.93%

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2018:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Weighted Range (Average)(1)
First lien senior secured debt(2)	$216,662	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% (12%)
	98,307	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 7.0x (6.4x)
	6,663	Market comparable companies (market approach)	Revenue Multiple	0.5x - 0.6x (0.6x)
Second lien debt	19,880	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	15% - 17% (16%)
	5,415	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 5.5x (5.3x)
Subordinated debt	6,556	Market comparable companies (market approach)	EBITDA Multiple	0.4x - 0.6x (0.5x)
Equity investments	40,410	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.1x (4.8x)
	3,124	Market comparable companies (market approach)	Revenue Multiple	2.8x - 3.8x (3.3x)
Warrants	580	Market comparable companies (market approach)	EBITDA Multiple	4.8x - 5.8x (5.3x)

Total Level 3 Investments	$397,597

(1)	Weighted average based upon the fair value of the investments in each investment category.
(2)

Fair value of Alex Toys, LLC term loan was excluded from the first lien senior secured totals as the investment was valued based on a recent sale transaction which is highlighted in Note—13 Subsequent Events.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2017:

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
First lien senior secured debt	$334,483	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	11% - 12% (12%)
	72,614	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.2x (4.8x)
Second lien debt	26,237	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (13%)
	6,528	Market comparable companies (market approach)	EBITDA Multiple	5.0x - 6.0x (5.5x)
Subordinated debt	12,425	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	13% - 14% (14%)
	6,680	Market comparable companies (market approach)	EBITDA Multiple	4.5x - 5.5x (5.0x)
Equity investments	55,201	Market comparable companies (market approach)	EBITDA Multiple	5.3x - 6.0x (5.7x)
	13,973	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	16% - 17% (16%)
Warrants	75	Market comparable companies (market approach)	EBITDA Multiple	5.8x - 6.3x (6.0x)
Investment in payment rights	11,259	Discounted cash flows (income approach)	Weighted average cost of capital (WACC)	12% - 13% 13%
			Federal and State Tax Rates	26%

Total Level 3 Investments	$539,475

(1)	Averages were determined using a weighted average based upon the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien secured debt, second lien debt and subordinated debt), including income-producing investments in funds and income producing securities and payment rights is the weighted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels, credit quality, among other factors, including U.S. federal tax rates, in its analysis. In the case of tax receivable agreements or TRAs, the Company considers the risks associated with changes in tax rates, the performance of the portfolio company and the expected term of the investment. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s equity investments, investments in warrants and debt investments where the Company has a controlling equity investment is the EBITDA multiple adjusted by management for differences between the investment and referenced comparables, or the multiple. Significant increases (decreases) in the multiple in isolation would result in a significantly higher (lower) fair value measurement. To determine the multiple for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The following table rolls forward the changes in fair value during the year ended December 31, 2018 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	Totals
Beginning balance, January 1, 2018	$407,097	$32,765	$19,105	$69,174	$75	$11,259	$539,475
Purchases	92,818	—	—	769	—	403	93,990
Sales and repayments	(143,608)	(6,224)	(12,302)	(24,740)	—	(11,491)	(198,365)
Unrealized appreciation (depreciation)(1)	(20,739)	19,687	433	(7,427)	505	(911)	(8,452)
Realized loss	(11,333)	(21,013)	(1,210)	5,476	—	740	(27,340)
Net amortization of premiums, discounts and fees	3,236	80	71	71	—	—	3,458
PIK	1,877	—	459	211	—	—	2,547

Ending balance, December 31, 2018	$329,348	$25,295	$6,556	$43,534	$580	$—	$405,313

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$(28,559)	$(871)	$(583)	$(5,148)	$505	$—	$(34,656)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.

The following table rolls forward the changes in fair value during the year ended December 31, 2017 for investments classified within Level 3:

	First lien senior secured debt	Second lien debt	Subordinated debt	Equity investments	Warrants	Investment in payment rights	CLO residual interests	Totals
Beginning balance, January 1, 2017	$370,863	$95,284	$28,092	$86,163	$4,151	$13,289	$7,225	$605,067
Purchases	101,383	—	1,651	2,075	—	—	—	105,109
Sales and repayments	(84,593)	(21,434)	—	(17,846)	—	(631)	(7,225)	(131,729)
Unrealized appreciation (depreciation)(1)	(2,997)	(9,892)	(2,649)	(12,348)	75	(1,399)	1,457	(27,753)
Realized (loss) gain	(12,018)	(11,329)	—	6,465	—	—	(1,457)	(18,339)
Net amortization of premiums, discounts and fees	4,383	119	76	40	—	—	—	4,618
PIK	1,007	386	635	474	—	—	—	2,502
Transfers between categories(2)	29,069	(20,369)	(8,700)	4,151	(4,151)	—	—	—

Ending balance, December 31, 2017	$407,097	$32,765	$19,105	$69,174	$75	$11,259	$—	$539,475

Net change in unrealized appreciation (depreciation) from investments still held as of the reporting date	$(4,872)	$(19,033)	$(2,648)	$(5,333)	$75	$(1,399)	$—	$(33,209)

(1)	All unrealized appreciation (depreciation) in the table above is reflected in the accompanying Consolidated Statements of Operations.
(2)

Represents transfer of Gold, Inc. from subordinated debt to second lien debt, transfer of YP Equity Investors, LLC from warrants to equity investments, and transfer of Alex Toys, LLC from second lien debt to first lien debt.

Significant Unconsolidated Subsidiaries

In accordance with the SEC’s Regulation S-X and GAAP, the Company is not permitted to consolidate any subsidiary or other entity that is not an investment company or a controlled operating company whose business consists of providing services to the company, including those in which the Company has a controlling interest. The Company had certain unconsolidated subsidiaries as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016, and that met at least one of the significance conditions under the SEC’s Regulation S-X. Accordingly, pursuant to Rule 4-08 of Regulation S-X, summarized, comparative financial information is presented below for our significant unconsolidated subsidiaries, which include C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, Charming Charlie LLC, and THL Credit Logan JV, LLC as of December 31, 2018 and for the year ended December 31, 2018 and C&K Market, Inc., Copperweld Bimetallics, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc., as of December 31, 2017 and for the year ended December 31, 2017 and C&K Market, Inc., Copperweld Bimetallic, LLC, Loadmaster Derrick & Equipment, Inc., OEM Group, LLC, Thibaut, Inc., THL Credit Logan JV, LLC and Tri-Starr Management Services, Inc., for the year ended December 31, 2016. The below table summarizes the above mentioned financial data, with the exception of Copperweld Bimetallics, LLC and OEM Group, LLC as of December 31, 2018 and for the year ended December 31, 2018, which is presented in a separate tabular disclosure further below.

	As of December 31,			For the years ended December 31,
Balance Sheet	2018	2017	Income Statement	2018	2017	2016
Current Assets	$125,193	$119,790	Net Sales	$535,634	$594,343	$665,657
Noncurrent assets	461,061	398,150	Gross Profit	238,997	144,614	159,405
Current liabilities	110,504	107,720	Net (loss) income	(6,275)	(16,766)	7,140
Noncurrent liabilities	634,615	326,641

The below table summarizes financial information for Copperweld Bimetallics, LLC as of December 31, 2018 and for the year ended December 31, 2018.

Balance Sheet	As of December 31, 2018	Income Statement	For the year ended December 31, 2018
Current Assets	$21,956	Net Sales	$91,169
Noncurrent assets	25,724	Gross Profit	13,865
Current liabilities	10,560	Net loss	499
Noncurrent liabilities	8,000

The below table summarizes financial information for OEM Group, LLC as of December 31, 2018 and for the year ended December 31, 2018.

Balance Sheet	As of December 31, 2018	Income Statement	For the year ended December 31, 2018
Current Assets	$15,802	Net Sales	$36,588
Noncurrent assets	23,623	Gross Profit	10,893
Current liabilities	25,980	Net loss	(11,458)
Noncurrent liabilities	23,681

In addition, the Company’s investment in THL Credit Logan JV, LLC met at least one of the significance conditions under SEC’s Regulation S-X, Rule 3-09 as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016. Accordingly, the financial statements for THL Credit Logan JV LLC have been attached as an exhibit to this Form 10-K.

THL Credit Logan JV LLC

On December 3, 2014, the Company entered into an agreement with Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, or Perspecta, to create THL Credit Logan JV LLC, or Logan JV, a joint venture, which invests primarily in senior secured first lien term loans. All Logan JV investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

The Company has determined that Logan JV is an investment company under ASC 946, however, in accordance with such guidance, the Company will generally not consolidate its investment in a company other than a wholly owned investment company subsidiary or a controlled operating company whose business consists of providing services to the Company. Accordingly, the Company does not consolidate its non-controlling interest in Logan JV.

Logan JV is capitalized with capital contributions which are generally called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by the Logan JV to call down on capital commitments requires the explicit authorization of the Company, coupled with that of Perspecta, and the Company may withhold such authorization for any reason in its sole discretion.

As of December 31, 2018 and 2017, Logan JV had the following commitments, contributions and unfunded commitments from its members.

	As of December 31, 2018
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$92,600	$107,400
Perspecta Trident LLC	50,000	23,150	26,850

Total Investments	$250,000	$115,750	$134,250

	As of December 31, 2017
Member	Total Commitments	Contributed Capital	Unfunded Commitments
THL Credit, Inc.	$200,000	$67,000	$133,000
Perspecta Trident LLC	50,000	16,750	33,250

Total Investments	$250,000	$83,750	$166,250

Logan JV has a senior credit facility, or the Logan JV Credit Facility, with Deutsche Bank AG and other banks. As of December 31, 2018 and December 31, 2017, the Logan JV Credit Facility had $275,000 and $175,000 of commitments subject to leverage and borrowing base restrictions with an interest rate of three month LIBOR (with no LIBOR floor) plus 2.20% and LIBOR (with no LIBOR floor) plus 2.50%, respectively. The final maturity date of the Logan JV Credit Facility is January 12, 2023 with the revolving loan period ending on January 12, 2021. As of December 31, 2018 and 2017, Logan JV had $241,679 and $169,632 outstanding borrowings under the credit facility, respectively. As of December 31, 2018, the Logan JV Credit Facility bears interest at three month LIBOR (with no LIBOR floor) plus 2.20%. As of December 31, 2018, the effective interest rate on the Logan JV Credit Facility was 4.72% per annum.

As of December 31, 2018 and 2017, Logan JV had total investments at fair value of $329,771 and $250,400, respectively. As of December 31, 2018 and December 31, 2017, Logan JV’s portfolio was comprised of senior secured first lien loans and second lien loans to 130 and 110 different borrowers, respectively. As of December 31, 2018 and 2017, there were no loans on non-accrual status. As of December 31, 2018 and 2017, Logan JV had unfunded commitments to fund revolver and delayed draw loans to its portfolio companies totaling $4,263 and $1,426, respectively. The portfolio companies in Logan JV are in industries similar to those in which the Company may invest directly.

Below is a summary of Logan JV’s portfolio, followed by a listing of the individual loans in Logan JV’s portfolio as of December 31, 2018 and December 31, 2017:

	As of December 31,	As of December 31,
	2018	2017
First lien secured debt, at par	$327,574	$233,904
Second lien debt, at par	16,962	22,847

Total debt investments, at par	$344,536	$256,751

Weighted average yield on first lien secured loans(1)	7.2%	5.9%
Weighted average yield on second lien loans(1)	10.4%	8.7%
Weighted average yield on all loans(1)	7.4%	6.1%
Number of borrowers in Logan JV	130	110
Largest loan to a single borrower(2)	$5,101	$5,000
Total of five largest loans to borrowers(2)	$25,001	$24,397

(1)	Weighted average yield at their current cost.
(2)	At current principal amount.

The weighted average yield of Logan JV’s debt investments is not the same as a return on Logan JV investment for the Company’s stockholders but, rather, relates to a portion of the Company’s investment portfolio and is calculated before the payment of the Company’s expenses. The weighted average yield was computed using the effective interest rates as of December 31, 2018 and December 31, 2017, respectively. There can be no assurance that the weighted average yield will remain at its current level.

For years ended, December 31, 2018, 2017 and 2016, our share of income from distributions declared related to our Logan JV LLC equity interest was $9,799, $9,254 and $7,440, respectively, which amounts are included in dividend income from controlled investments in the Consolidated Statements of Operations. As of December 31, 2018 and December 31, 2017, $2,481 and $2,640 respectively, of income related to the

Logan JV was included in interest, dividends and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2018, $207 of return of capital associated with distributions declared was included in the Distribution receivable on the Consolidated Statements of Assets and Liabilities. The distributions declared and earned for the year ended December 31, 2018 represented a dividend yield to the Company of 12.0% based upon average capital invested for the year. Distributions declared and earned for the year ended December 31, 2017 represented a dividend yield to the Company of 14.2% based upon average capital invested for the year. Distributions declared and earned for the three months ended December 31, 2016 represented a dividend yield to the Company of 14.1% based upon average capital invested for the year.

Logan JV Loan Portfolio as of December 31, 2018

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
PNI Canada Acquireco Corp	High Tech Industries	6.85% (LIBOR +4.5%)	10/31/2018	10/31/2025	1,733	$1,724	$1,699

Total Canada						$1,724	$1,699

Germany
Rhodia Acetow	Consumer goods: Non-Durable	8.09% (LIBOR +5.5%)	04/21/2017	05/31/2023	985	$974	$955
VAC Germany Holding GmbH	Metals & Mining	6.8% (LIBOR +4%)	02/26/2018	02/26/2025	2,978	2,964	2,974

Total Germany						$3,938	$3,929

United Kingdom
Auxey Bidco Ltd.	Services: Business	7.97% (LIBOR +5.5%)	08/07/2018	08/07/2025	5,000	$4,806	$4,813
EG Group	Retail	6.81% (LIBOR +4%)	03/23/2018	02/07/2025	2,845	2,832	2,749

Total United Kingdom						$7,638	$7,562

United States of America
1A Smart Start LLC	Services: Consumer	7.09% (LIBOR +4.5%)	08/28/2015	02/21/2022	4,347	$4,329	$4,347
A Place for Mom Inc	Media: Advertising, Printing & Publishing	6.27% (LIBOR +3.75%)	07/28/2017	08/10/2024	3,950	3,934	3,970
A10 Capital, LLC	Banking, Finance, Insurance & Real Estate	8.96% (LIBOR +6.5%)	04/25/2018	04/27/2023	5,000	4,957	4,925
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	6.56% (LIBOR +4%)	10/04/2018	10/03/2025	4,000	3,990	3,950
Advanced Computer Software	High Tech Industries	7.14% (LIBOR +4.75%)	05/25/2018	05/31/2024	1,496	1,493	1,485
Advanced Integration Technology LP	Aerospace & Defense	7.46% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,955	1,941	1,936
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.55% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,935	1,928	1,909
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	09/26/2017	03/14/2025	2,228	2,213	2,081
Alcami Carolinas Corp	Healthcare & Pharmaceuticals	6.71% (LIBOR +4.25%)	07/09/2018	07/06/2025	3,990	3,971	3,970
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	8.12% (LIBOR +5.5%)	10/01/2018	09/28/2025	2,000	1,971	1,995
Alpha Media LLC	Media: Broadcasting & Subscription	9% (LIBOR +6.5%)	02/24/2016	02/25/2022	3,043	2,962	2,931
AMCP Clean Acquisition Co LLC	Wholesale	7.05% (LIBOR +4.25%)	07/10/2018	07/10/2025	2,407	2,396	2,386
AMCP Clean Acquisition Co LLC(3)	Wholesale	7.15% (LIBOR +4.25%)	07/10/2018	07/10/2025	581	225	222
American Sportsman Holdings Co	Retail	7.52% (LIBOR +5%)	11/22/2016	09/25/2024	3,950	3,906	3,796
Ansira Holdings, Inc.(4)	Media: Diversified & Production	8.27% (LIBOR +5.75%)	04/17/2018	12/20/2022	613	150	149
Ansira Holdings, Inc.	Media: Diversified & Production	8.27% (LIBOR +5.75%)	12/20/2016	12/20/2022	1,850	1,838	1,841
AP Gaming I LLC	Hotel, Gaming & Leisure	6.02% (LIBOR +3.5%)	06/06/2016	02/15/2024	2,463	2,457	2,424
APC Aftermarket	Automotive	7.62% (LIBOR +5%)	05/09/2017	05/10/2024	493	485	448
Aptean, Inc.	High Tech Industries	7.06% (LIBOR +4.25%)	12/15/2017	12/20/2022	929	922	920
AQA Aquisition Holding, Inc	High Tech Industries	7.05% (LIBOR +4.25%)	10/01/2018	05/24/2023	1,995	1,995	1,985
ATI Merger Sub Inc.(11)	Healthcare & Pharmaceuticals	7.31% (LIBOR +4.5%)	12/19/2018	12/05/2025	4,333	4,290	4,301
Avaya Inc	Telecommunications	6.71% (LIBOR +4.25%)	11/09/2017	12/15/2024	2,588	2,564	2,506
Barbri Inc	Media: Diversified & Production	6.6% (LIBOR +4.25%)	12/01/2017	12/01/2023	3,122	3,109	3,059

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
BCP Qualtek Merger Sub LLC	Telecommunications	8.28% (LIBOR +5.75%)	07/16/2018	07/18/2025	3,990	3,915	3,903
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.47% (LIBOR +4%)	11/17/2017	11/01/2023	2,927	2,915	2,893
Big Ass Fans LLC	Capital Equipment	6.55% (LIBOR +3.75%)	11/07/2017	05/21/2024	2,475	2,465	2,444
Big River Steel LLC	Metals & Mining	7.8% (LIBOR +5%)	08/15/2017	08/23/2023	1,975	1,960	1,960
BI-LO LLC	Retail	10.78% (LIBOR +8%)	05/15/2018	05/31/2024	1,493	1,438	1,434
Bomgar Corp	High Tech Industries	6.52% (LIBOR +4%)	04/17/2018	04/18/2025	3,985	3,976	3,865
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	6.76% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,955	2,932	2,814
California Cryobank LLC	Healthcare & Pharmaceuticals	6.8% (LIBOR +4%)	08/03/2018	08/06/2025	3,200	3,185	3,200
Cambium Learning Inc.	Services: Consumer	4.5% (LIBOR +4.5%)	12/18/2018	12/11/2025	2,000	1,900	1,908
CC Amulet Intermediate, LLC(5)(12)	Healthcare & Pharmaceuticals	7.56% (LIBOR +4.75%)	06/18/2018	04/30/2024	1,538	(14)	(15)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	7.27% (LIBOR +4.75%)	06/18/2018	04/30/2024	3,444	3,413	3,410
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.55% (LIBOR +5.75%)	07/07/2015	10/05/2023	4,938	4,920	4,937
Commercial Barge Line Co	Transportation: Cargo	11.27% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,294	1,270	939
Constellis Holdings, LLC	Aerospace & Defense	7.52% (LIBOR +5%)	04/18/2017	04/21/2024	1,970	1,955	1,891
Conyers Park Parent Merger Sub Inc	Beverage, Food & Tobacco	6.27% (LIBOR +3.5%)	06/21/2017	07/07/2024	1,975	1,967	1,955
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	7.8% (LIBOR +5%)	07/14/2017	03/31/2023	4,340	4,308	3,668
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	7.3% (LIBOR +4.5%)	09/29/2017	10/04/2024	2,972	2,966	2,928
CPI Acquisition, Inc.	Services: Consumer	7.02% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	4,106	2,684
CryoLife Inc	Healthcare & Pharmaceuticals	6.05% (LIBOR +3.25%)	11/15/2017	12/02/2024	1,980	1,972	1,940
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	6.77% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,920	1,925	1,602
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	5.77% (LIBOR +3.25%)	12/06/2017	02/13/2025	248	248	236
DigiCert, Inc.	High Tech Industries	6.52% (LIBOR +4%)	09/20/2017	10/31/2024	995	991	978
Drilling Info Inc.	High Tech Industries	6.77% (LIBOR +4.25%)	07/27/2018	07/30/2025	4,489	4,468	4,478
DXP Enterprises, Inc.	Wholesale	7.27% (LIBOR +4.75%)	08/16/2017	08/29/2023	1,481	1,470	1,470
Eliassen Group, LLC	Services: Business	7.02% (LIBOR +4.5%)	10/19/2018	11/05/2024	4,167	4,146	4,146
Empower Payments Acquisition	Services: Business	7.05% (LIBOR +4.25%)	10/05/2018	10/05/2025	4,000	3,990	3,990
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	5.76% (LIBOR +3.25%)	12/08/2016	12/22/2023	2,594	2,576	2,512
Gold Standard Baking, Inc.	Wholesale	7.31% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,481	2,476	2,257
Golden West Packaging Group LLC	Containers, Packaging & Glass	7.77% (LIBOR +5.25%)	02/09/2018	06/20/2023	4,731	4,711	4,719
Great Dane Merger Sub Inc	High Tech Industries	6.27% (LIBOR +3.75%)	05/02/2018	05/21/2025	2,985	2,971	2,918
Gruden Acquisition Inc.	Transportation: Cargo	8.3% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,970	1,935	1,933
Gulf Finance, LLC	Energy: Oil & Gas	8.06% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,875	1,837	1,446
Heartland Dental LLC(6)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR +3.75%)	04/19/2018	04/17/2025	125	(1)	(5)
Heartland Dental LLC	Healthcare & Pharmaceuticals	6.27% (LIBOR +3.75%)	04/19/2018	04/30/2025	1,368	1,362	1,315
Help/Systems Holdings, Inc.	High Tech Industries	6.27% (LIBOR +3.75%)	03/23/2018	03/28/2025	1,990	1,986	1,915
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	6.26% (LIBOR +3.75%)	12/14/2017	12/19/2024	4,950	4,929	4,801
Idera Inc	High Tech Industries	7.03% (LIBOR +4.5%)	06/27/2017	06/28/2024	2,332	2,313	2,336
Infoblox Inc.	High Tech Industries	7.02% (LIBOR +4.5%)	11/03/2016	11/07/2023	2,136	2,100	2,132
Intermedia Holdings, Inc.	Telecommunications	8.52% (LIBOR +6%)	07/13/2018	07/11/2025	3,000	2,972	2,996

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
International Textile Group Inc	Consumer goods: Durable	7.35% (LIBOR +5%)	04/20/2018	04/19/2024	988	983	970
Isagenix International LLC	Services: Consumer	8.55% (LIBOR +5.75%)	04/26/2018	06/14/2025	1,950	1,932	1,896
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.76% (LIBOR +4.25%)	06/10/2016	06/24/2022	3,902	3,868	3,902
LifeScan Global Corp	Healthcare & Pharmaceuticals	8.4% (LIBOR +6%)	06/19/2018	10/01/2024	2,250	2,185	2,132
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR +4.25%)	03/09/2018	03/17/2025	467	465	465
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR +4.25%)	03/09/2018	03/17/2025	1,809	1,801	1,800
Lyons Magnus Inc aka	Beverage, Food & Tobacco	6.02% (LIBOR +3.5%)	06/08/2018	11/11/2024	3,964	3,952	3,944
MAG DS Corp.	Aerospace & Defense	7.27% (LIBOR +4.75%)	06/01/2018	05/30/2025	2,985	2,958	2,970
Mavenir Systems Inc	Telecommunications	8.39% (LIBOR +6%)	05/01/2018	05/01/2025	1,990	1,954	1,984
MCS Group Holdings LLC	Banking, Finance, Insurance & Real Estate	7.27% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,970	1,962	1,623
MDVIP Inc	Healthcare & Pharmaceuticals	6.75% (LIBOR +4.25%)	11/10/2017	11/14/2024	4,256	4,244	4,230
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.78% (LIBOR +5.25%)	05/29/2015	06/01/2022	748	745	748
Miller’s Ale House Inc	Hotel, Gaming & Leisure	7.1% (LIBOR +4.75%)	05/24/2018	05/21/2025	2,388	2,377	2,352
MLN US Holdco LLC	Telecommunications	7.02% (LIBOR +4.5%)	07/13/2018	11/30/2025	3,000	2,993	2,916
Morphe, LLC	Consumer goods: Non-Durable	8.52% (LIBOR +6%)	02/21/2017	02/10/2023	2,738	2,709	2,724
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.28% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,489	4,480	4,467
New Insight Holdings Inc	Services: Business	8.02% (LIBOR +5.5%)	12/08/2017	12/20/2024	1,980	1,895	1,948
NextCare, Inc.(7)(12)	Healthcare & Pharmaceuticals	7.56% (LIBOR +4.75%)	02/13/2018	02/28/2023	588	(5)	—
NextCare, Inc.	Healthcare & Pharmaceuticals	7.27% (LIBOR +4.75%)	02/13/2018	02/28/2023	3,386	3,358	3,386
Northern Star Holdings Inc.	Utilities: Electric	7.55% (LIBOR +4.75%)	03/28/2018	03/14/2025	4,218	4,199	4,213
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	8.03% (LIBOR +5.25%)	09/13/2017	09/13/2023	3,000	2,971	2,955
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	6.35% (LIBOR +4%)	08/08/2017	08/01/2024	2,238	2,229	2,204
Odyssey Logistics & Technology Corporation	Transportation: Cargo	6.52% (LIBOR +4%)	10/06/2017	10/12/2024	1,980	1,971	1,921
OpenLink	High Tech Industries	7.27% (LIBOR +4.75%)	03/02/2018	03/21/2025	1,831	1,822	1,820
Orion Business Innovations(8)(12)	High Tech Industries	7.31% (LIBOR +4.5%)	10/18/2018	10/19/2024	565	(6)	(6)
Orion Business Innovations	High Tech Industries	7.16% (LIBOR +4.5%)	10/18/2018	10/19/2024	1,931	1,912	1,911
OSM MSO, LLC	Healthcare & Pharmaceuticals	7.8% (LIBOR +5%)	10/16/2018	08/09/2023	3,990	3,952	3,950
Output Services Group Inc	Services: Business	6.77% (LIBOR +4.25%)	03/26/2018	03/21/2024	4,468	4,448	4,345
Park Place Technologies, LLC	High Tech Industries	6.52% (LIBOR +4%)	03/22/2018	03/22/2025	2,328	2,318	2,308
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	7.52% (LIBOR +5%)	10/04/2018	09/28/2025	2,993	2,963	2,888
Ping Identity Corp	High Tech Industries	6.27% (LIBOR +3.75%)	01/23/2018	01/24/2025	1,493	1,486	1,485
Pivotal Payments	Services: Business	9% (LIBOR +4.5%)	09/27/2018	09/29/2025	3,096	3,066	3,065
Pivotal Payments(9)	Services: Business	6.98% (LIBOR +4.5%)	09/27/2018	09/29/2025	897	550	550
PLH Group Inc	Energy: Oil & Gas	8.59% (LIBOR +6%)	08/01/2018	07/25/2023	3,173	3,085	3,109
Polar US Borrower	Chemicals, Plastics & Rubber	7.19% (LIBOR +4.75%)	08/21/2018	10/15/2025	3,000	2,883	2,895
Premise Health Holding Corp(10)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR +3.75%)	08/14/2018	07/10/2025	294	(1)	(4)
Premise Health Holding Corp	Healthcare & Pharmaceuticals	6.55% (LIBOR +3.75%)	08/14/2018	07/10/2025	3,697	3,679	3,641

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Project Leopard Holdings Inc	High Tech Industries	6.52% (LIBOR +4%)	06/21/2017	07/07/2023	1,728	1,725	1,691
PSC Industrial Outsourcing, LP	Chemicals, Plastics & Rubber	6.21% (LIBOR +3.75%)	10/05/2017	10/11/2024	1,980	1,964	1,935
Pure Fishing Inc(11)	Consumer goods: Non-Durable	7.06% (LIBOR +4.25%)	12/20/2018	11/30/2025	1,200	1,152	1,158
Quidditch Acquisition Inc	Beverage, Food & Tobacco	9.47% (LIBOR +7%)	03/16/2018	03/21/2025	1,014	996	1,009
Red Ventures LLC	Media: Advertising, Printing & Publishing	5.52% (LIBOR +3%)	10/18/2017	11/08/2024	2,039	2,022	1,947
SCS Holdings Inc	High Tech Industries	6.77% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,558	1,551	1,541
Silverback Merger Sub Inc	High Tech Industries	6.01% (LIBOR +3.5%)	08/11/2017	08/21/2024	1,185	1,182	1,068
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	7.02% (LIBOR +4.5%)	02/21/2018	02/27/2023	2,972	2,959	2,972
SMS Systems Maintenance Services Inc	High Tech Industries	7.52% (LIBOR +5%)	02/09/2017	10/30/2023	2,940	2,929	2,240
SoClean, Inc	Healthcare & Pharmaceuticals	8.74% (LIBOR +6%)	02/13/2018	12/20/2022	5,101	5,057	5,126
Starfish- V Merger Sub Inc	High Tech Industries	7.02% (LIBOR +4.5%)	08/11/2017	08/16/2024	1,234	1,224	1,223
STS Operating, Inc.	Capital Equipment	6.77% (LIBOR +4.25%)	04/27/2018	12/11/2024	1,489	1,485	1,453
ThoughtWorks, Inc.	High Tech Industries	6.52% (LIBOR +4%)	10/06/2017	10/11/2024	3,981	3,970	3,931
TKC Holdings Inc	Services: Business	6.28% (LIBOR +3.75%)	06/08/2017	02/01/2023	295	294	281
TOMS Shoes LLC	Retail	8.3% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,925	1,879	1,519
Tupelo Buyer Inc	Transportation: Cargo	6.22% (LIBOR +3.75%)	10/02/2017	10/07/2024	2,204	2,190	2,160
TV Borrower US LLC	High Tech Industries	7.55% (LIBOR +4.75%)	02/16/2017	02/22/2024	983	979	978
Uber Technologies, Inc.	Services: Consumer	6.39% (LIBOR +4%)	03/22/2018	04/04/2025	2,786	2,773	2,722
US Salt LLC	Consumer goods: Non-Durable	7.27% (LIBOR +4.75%)	11/30/2017	12/01/2023	2,978	2,952	2,977
US Shipping Corp	Utilities: Oil & Gas	6.77% (LIBOR +4.25%)	03/09/2016	06/26/2021	206	200	198
Utility One Source L.P.	Construction & Building	8.02% (LIBOR +5.5%)	04/07/2017	04/18/2023	985	978	985
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.53% (LIBOR +5%)	12/09/2014	07/01/2020	1,996	1,897	1,876
Vertiv Group Corporation	Capital Equipment	6.71% (LIBOR +4%)	09/30/2016	11/30/2023	1,504	1,471	1,375
Vistage Worldwide, Inc.	Services: Consumer	6.46% (LIBOR +4%)	02/06/2018	02/10/2025	2,501	2,496	2,464
Weight Watchers International, Inc.	Services: Consumer	7.56% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,565	2,522	2,543
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	7.02% (LIBOR +4.5%)	08/18/2017	09/29/2023	4,950	4,930	4,950
Yak Access LLC	Energy: Oil & Gas	7.52% (LIBOR +5%)	06/29/2018	07/02/2025	2,981	2,897	2,504
Zenith Merger Sub, Inc.	Services: Business	8.3% (LIBOR +5.5%)	12/22/2017	12/13/2023	2,970	2,945	2,970

Total United States of America						$306,982	$299,972

Total Senior Secured First Lien Term Loans						$320,282	$313,162

Second Lien Term Loans
United States of America
ABG Intermediate Holdings 2 LLC	Retail	10.27% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,318	$2,298
AQA Aquisition Holding, Inc	High Tech Industries	10.4% (LIBOR +8%)	10/01/2018	05/24/2024	1,000	990	1,000
CH Hold Corp	Automotive	9.77% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	999
Constellis Holdings, LLC	Aerospace & Defense	11.52% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	988	957
DigiCert, Inc.	High Tech Industries	10.52% (LIBOR +8%)	09/20/2017	10/31/2025	600	597	584
DiversiTech Holdings Inc	Consumer goods: Durable	10.3% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,984	1,930
Gruden Acquisition Inc.	Transportation: Cargo	11.3% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	486	501
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.5% (LIBOR +7%)	08/11/2017	08/15/2025	979	971	948

Logan JV Loan Portfolio as of December 31, 2018—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
NextCare, Inc.	Healthcare & Pharmaceuticals	11.27% (LIBOR +8.75%)	02/13/2018	08/28/2023	1,000	987	1,030
Optiv Security Inc	High Tech Industries	9.77% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,494	1,365
Park Place Technologies, LLC	High Tech Industries	10.52% (LIBOR +8%)	03/22/2018	03/29/2026	700	694	697
SESAC Holdco II LLC	Media: Diversified & Production	9.76% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	992	985
TKC Holdings Inc	Services: Business	10.53% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,839	1,825
TV Borrower US LLC	High Tech Industries	11.05% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	988	1,006
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.52% (LIBOR +7%)	05/04/2015	05/15/2023	425	424	412
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	9.52% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	72
Total United States of America						$16,822	$16,609

Total Second Lien Term Loans						$16,822	$16,609

Total Investments						$337,104	$329,771

Cash and cash equivalents
Dreyfus Government Cash Management Fund						21,559	21,559
Other cash accounts						5,309	5,309

Total Cash and cash equivalents						$26,868	$26,868

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $580,645, of which $353,371 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)

Represents a delayed draw commitment of $612,996, of which $460,886 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $125,217, which was unfunded as of December 31, 2018. Issuer pays 3.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $588,235, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $564,516, which was unfunded as of December 31, 2018. Issuer does not pay unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $896,552, of which $338,056 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $294,107, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)	Unsettled trade that will start to accrue interest on when the trade settles. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.
(12)

Unfunded amount will start to accrue interest when the borrower draws on the delayed draw/ revolver facility. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.

Logan JV Loan Portfolio as of December 31, 2017

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc	Construction & Building	7.07% (LIBOR +5.5%)	06/29/2017	07/01/2024	1,194	$1,160	$1,206
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR +7.5%)	12/05/2014	12/17/2020	998	$989	$1,005
PNI Canada Acquireco Corp	High Tech Industries	7.32% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,820	$1,717	$1,764

Total Canada						$3,866	$3,975

Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	334	$336	$337

Total Cayman Islands						$336	$337

Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR +5.5%)	04/21/2017	05/31/2023	995	$982	$999

Total Denmark						$982	$999

Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR +5.5%)	05/17/2017	05/27/2024	2,488	$2,465	$2,512

Total Luxembourg						$2,465	$2,512

United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR +4.5%)	03/20/2017	02/21/2022	1,593	$1,588	$1,586
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,450	$2,434	$2,450
A Place for Mom Inc	Services: Consumer	5.69% (LIBOR +4%)	07/28/2017	08/10/2024	3,990	$3,971	$4,002
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,975	$1,958	$1,990
AgroFresh Inc.	Services: Business	6.44% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,955	$1,946	$1,935
Air Medical Group Holdings Inc	Healthcare & Pharmaceuticals	4.25% (LIBOR +4.25%)	09/26/2017	09/25/2024	2,250	$2,233	$2,259
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR +6%)	02/24/2016	02/25/2022	3,299	$3,184	$3,159
American Sportsman Holdings Co	Retail	6.569% (LIBOR +5%)	11/22/2016	09/25/2024	3,990	$3,938	$3,985
Ansira Holdings, Inc.(3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	254	$138	$139
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,728	$1,714	$1,719
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR +5.5%)	06/06/2017	02/15/2024	2,488	$2,482	$2,517
APC Aftermarket	Automotive	6.41% (LIBOR +5%)	05/09/2017	05/10/2024	498	$488	$492
Aptean, Inc.	Services: Business	5.95% (LIBOR +4.25%)	12/15/2017	12/20/2022	1,985	$1,967	$2,004
Avaya Inc	Telecommunications	6.23% (LIBOR +4.75%)	11/09/2017	12/15/2024	2,614	$2,586	$2,577
Barbri Inc	Media: Diversified & Production	5.73% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,500	$3,483	$3,500
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR +4%)	11/17/2017	11/15/2023	3,033	$3,018	$3,064
Big Ass Fans LLC	Services: Business	5.94% (LIBOR +4.25%)	11/07/2017	05/21/2024	2,500	$2,488	$2,511
Big River Steel LLC	Metals & Mining	6.69% (LIBOR +5%)	08/15/2017	08/23/2023	1,995	$1,976	$2,017
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,289	$1,280	$1,234
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,985	$2,957	$3,000

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR +5.75%)	07/07/2015	06/30/2020	4,988	$4,976	$4,938
Commercial Barge Line Co	Transportation: Cargo	10.32% (LIBOR +8.75%)	11/06/2015	11/12/2020	1,369	$1,330	$800
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR +5%)	04/18/2017	04/21/2024	1,990	$1,972	$2,014
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR +4.75%)	06/15/2017	06/20/2024	1,990	$1,972	$1,997
Conyers Park Parent Merger Sub Inc	Retail	5.39% (LIBOR +4%)	06/21/2017	07/07/2024	1,995	$1,986	$2,012
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR +5%)	07/14/2017	03/31/2023	4,874	$4,829	$4,825
Covenant Surgical Partners Inc(5)	Healthcare & Pharmaceuticals	6.13% (LIBOR +4.75%)	09/29/2017	09/28/2024	692	$126	$133
Covenant Surgical Partners Inc	Healthcare & Pharmaceuticals	6.09% (LIBOR +4.75%)	09/29/2017	10/04/2024	2,308	$2,302	$2,325
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187	$4,084	$3,057
CryoLife Inc	Healthcare & Pharmaceuticals	5.36% (LIBOR +4%)	11/15/2017	12/02/2024	2,000	$1,990	$2,020
CT Technologies Intermediate Holdings, Inc	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,940	$1,946	$1,939
Cvent, Inc.	Services: Business	5.32% (LIBOR +3.75%)	06/16/2016	11/29/2024	1,990	$1,972	$1,995
Deerfield Holdings Corp	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR +3.25%)	12/06/2017	12/06/2024	250	$249	$251
DigiCert, Inc.	Services: Business	6.13% (LIBOR +4.75%)	09/20/2017	10/31/2024	1,000	$995	$1,014
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR +5.5%)	08/16/2017	08/29/2023	1,496	$1,482	$1,511
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR +6.5%)	02/04/2015	05/15/2020	2,912	$2,907	$2,844
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR +4.75%)	07/28/2017	05/29/2020	3,727	$3,774	$3,783
Evo Payments International, LLC	Services: Business	5.57% (LIBOR +4%)	12/08/2016	12/22/2023	2,620	$2,598	$2,646
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR +6%)	10/27/2017	11/01/2022	2,000	$1,971	$2,028
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR +5.5%)	02/17/2017	02/23/2022	2,956	$2,948	$3,002
FullBeauty Brands LP	Retail	6.32% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,929	$3,729	$2,325
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,925	$2,917	$2,918
Green Plains Inc	Chemicals, Plastics & Rubber	7.07% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,425	$1,411	$1,439
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,990	$1,945	$1,998
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,946	$1,899	$1,756
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR +4.75%)	07/28/2017	07/31/2023	1,000	$995	$1,015
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR +3.75%)	12/14/2017	11/30/2024	5,000	$4,975	$5,013
Idera Inc	High Tech Industries	6.57% (LIBOR +5%)	06/27/2017	06/28/2024	2,356	$2,334	$2,358
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR +4%)	11/10/2017	11/14/2024	1,667	$1,658	$1,661
Infoblox Inc.	High Tech Industries	6.57% (LIBOR +5%)	11/03/2016	11/07/2023	2,205	$2,168	$2,221
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,406	$3,377	$3,406
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR +0.5%)	03/26/2015	12/15/2021	137	$(1)	$—
Jackson Hewitt Tax Service Inc	Services: Consumer	8.38% (LIBOR +7%)	07/24/2015	07/30/2020	931	$921	$923

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Kemet Corporation	High Tech Industries	7.57% (LIBOR +6%)	04/21/2017	04/26/2024	975	$948	$986
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR +5.25%)	06/10/2016	06/24/2022	3,940	$3,896	$3,940
KMG Chemicals Inc	Chemicals, Plastics & Rubber	4.32% (LIBOR +2.75%)	06/13/2017	06/15/2024	809	$805	$813
Lindblad Expeditions Inc	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	2,591	$2,600	$2,610
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR +4.25%)	11/03/2017	11/11/2024	2,500	$2,488	$2,527
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR +6%)	03/12/2015	03/12/2021	4,177	$4,155	$4,177
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,990	$1,981	$2,005
MDVIP Inc	Services: Business	5.66% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,040	$3,025	$3,048
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,750	$1,743	$1,765
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR +5.75%)	08/17/2016	08/29/2023	2,967	$2,941	$2,982
Morphe, LLC	Retail	7.69% (LIBOR +6%)	02/21/2017	02/10/2023	2,888	$2,850	$2,873
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,536	$4,523	$4,513
New Insight Holdings Inc	Services: Business	7.13% (LIBOR +5.5%)	12/08/2017	12/20/2024	2,000	$1,900	$1,918
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR +6%)	08/21/2015	07/31/2018	2,919	$2,916	$2,919
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR +5.75%)	09/13/2017	09/13/2023	3,000	$2,964	$2,978
OB Hospitalist Group Inc	Healthcare & Pharmaceuticals	5.61% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,400	$2,389	$2,424
Odyssey Logistics & Technology Corp	Transportation: Cargo	5.82% (LIBOR +4.25%)	10/06/2017	10/12/2024	2,000	$1,990	$2,010
Pre-Paid Legal Services, Inc	Services: Business	6.82% (LIBOR +5.25%)	05/21/2015	07/01/2019	828	$826	$831
Project Leopard Holdings Inc	High Tech Industries	7.19% (LIBOR +5.5%)	06/21/2017	07/07/2023	1,746	$1,742	$1,760
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR +4.25%)	10/05/2017	10/11/2024	2,000	$1,981	$2,030
PT Holdings LLC	Wholesale	5.57% (LIBOR +4%)	12/04/2017	12/09/2024	3,000	$2,985	$3,018
Quest Software	High Tech Industries	6.92% (LIBOR +5.5%)	11/09/2017	10/31/2022	2,725	$2,706	$2,773
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR +4%)	10/18/2017	11/08/2024	2,494	$2,470	$2,495
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR +3.25%)	02/25/2015	04/24/2022	966	$962	$953
SCS Holdings Inc	Services: Business	5.82% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,807	$1,796	$1,821
Silverback Merger Sub Inc	High Tech Industries	5.44% (LIBOR +4%)	08/11/2017	08/21/2024	1,197	$1,194	$1,210
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,878	$2,818	$2,906
SMS Systems Maintenance Services Inc	Services: Business	6.57% (LIBOR +5%)	02/09/2017	10/30/2023	2,970	$2,957	$2,554
Starfish- V Merger Sub Inc	High Tech Industries	6.69% (LIBOR +5%)	08/11/2017	08/16/2024	1,247	$1,235	$1,220
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR +4.25%)	10/11/2016	06/27/2022	868	$868	$873
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR +4.5%)	10/06/2017	10/11/2024	3,000	$2,993	$3,008
TKC Holdings Inc	Consumer goods: Durable	5.67% (LIBOR +4.25%)	06/08/2017	02/01/2023	298	$296	$300
TOMS Shoes LLC	Retail	6.98% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,945	$1,873	$1,157

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Tupelo Buyer Inc	Transportation: Consumer	5.64% (LIBOR +4.25%)	10/02/2017	10/07/2024	1,600	$1,585	$1,618
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR +4.75%)	02/16/2017	02/22/2024	993	$988	$998
US Renal Care Inc	Healthcare & Pharmaceuticals	5.94% (LIBOR +4.25%)	11/17/2015	12/30/2022	1,960	$1,946	$1,936
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR +4.75%)	11/30/2017	12/01/2023	3,000	$2,970	$3,000
US Shipping Corp	Utilities: Oil & Gas	5.82% (LIBOR +4.25%)	03/09/2016	06/26/2021	211	$203	$189
Utility One Source L.P.	Construction & Building	7.07% (LIBOR +5.5%)	04/07/2017	04/18/2023	995	$986	$1,019
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR +5%)	12/09/2014	07/01/2020	2,119	$1,944	$1,907
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR +4%)	09/30/2016	11/30/2023	1,504	$1,465	$1,505
Viewpoint Inc	High Tech Industries	5.94% (LIBOR +4.25%)	07/18/2017	07/19/2024	998	$993	$1,002
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,700	$2,647	$2,721
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR +5.25%)	07/31/2017	08/05/2024	2,993	$2,978	$3,034
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	08/18/2017	09/29/2023	5,000	$4,976	$4,994
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR +5.5%)	12/22/2017	12/13/2023	3,000	$2,970	$2,970
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	04/13/2017	08/16/2023	1,985	$1,981	$2,006

Total United States of America						$223,014	$220,603

Total Senior Secured First Lien Term Loans						$230,663	$228,426

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR +8.5%)	07/31/2015	10/16/2023	1,000	$993	$985

Total Luxembourg						$993	$985

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR +7.75%)	09/26/2017	09/29/2025	2,333	$2,316	$2,368
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR +7.5%)	01/27/2017	02/03/2025	3,000	2,987	2,939
CH Hold Corp	Automotive	8.82% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000	996	1,023
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR +9%)	04/18/2017	04/21/2025	1,000	986	1,003
DigiCert, Inc.	Services: Business	9.38% (LIBOR +8%)	09/20/2017	10/31/2025	750	746	756
DiversiTech Holdings Inc	Capital Equipment	9.2% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000	1,981	2,025
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR +8.5%)	07/31/2015	08/18/2023	500	482	499
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR +7%)	08/11/2017	08/15/2025	1,000	990	1,006
Optiv Security Inc	Services: Business	8.63% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500	1,493	1,352
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR +8%)	10/04/2017	10/10/2025	1,389	1,375	1,382
Pathway Partners Vet Management(6)	Healthcare & Pharmaceuticals	8% (LIBOR +8%)	10/04/2017	10/10/2025	611	(6)	(3)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR +8%)	10/18/2017	11/08/2025	544	536	545

Logan JV Loan Portfolio as of December 31, 2017—(Continued)

(dollar amounts in thousands)

Type of Investment/ Portfolio company	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000	991	986
TKC Holdings Inc	Consumer goods: Durable	9.42% (LIBOR +8%)	01/31/2017	02/01/2024	1,850	1,836	1,864
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000	987	995
Viewpoint Inc	High Tech Industries	9.94% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000	991	998
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/15/2023	425	423	423
Wash Multifamily Laundry Systems, LLC.	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/12/2023	75	74	74
Total United States of America						$20,184	$20,235

Total Second Lien Term Loans						$21,177	$21,220

Equity Investments
United States of America
Avaya Inc	Telecommunications		12/15/2017		870	870	754
Total United States of America						$870	$754

Total Equity Investments						$870	$754

Total Investments						$252,710	$250,400

Cash and cash equivalents
Dreyfus Government Cash Management Fund						10,023	10,023
Other cash accounts						614	614

Total Cash and cash equivalents						$10,637	$10,637

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates are subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $137, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $565, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611, which was unfunded as of December 31, 2017.

Logan JV Summarized Financial Information:

Below is certain summarized financial information for Logan JV as of December 31, 2018 and 2017 and for the years ended December 31, 2018, 2017 and 2016:

Selected Balance Sheet Information:

	As of December 31, 2018	As of December 31, 2017
	(Dollars in thousands)	(Dollars in thousands)
Assets:
Investments at fair value (cost of $337,104 and $252,710, respectively)	$329,771	$250,400
Cash	26,868	10,637
Other assets	2,194	9,605

Total assets	$358,833	$270,642

Liabilities:
Loans payable reported net of unamortized debt issuance costs	$239,356	$168,110
Payable for investments purchased	7,342	15,616
Distribution payable	3,360	3,300
Other liabilities	2,744	1,854

Total liabilities	$252,802	$188,880

Members’ capital	$106,031	$81,762

Total liabilities and members’ capital	$358,833	$270,642

Selected Statement of Operations Information:

	For the year ended December 31, 2018	For the year ended December 31, 2017	For the year ended December 31, 2016
	(Dollars in thousands)	(Dollars in thousands)	(Dollars in thousands)
Interest income	$22,627	$16,996	$14,184
Fee income	183	417	254

Total revenues	22,810	17,413	14,438
Credit facility expenses(1)	10,510	6,330	4,929
Other fees and expenses	426	364	464

Total expenses	10,936	6,694	5,393

Net investment income	11,874	10,719	9,045
Net realized (loss) gain	(2,132)	1,133	306
Net change in unrealized (depreciation) on investments	(5,023)	(3,135)	6,642

Net increase in members’ capital from operations	$4,719	$8,717	$15,993

(1)

As of December 31, 2018, Logan JV had $241,679 of outstanding debt under the credit facility with an effective interest rate of 4.72% per annum. As of December 31, 2017, Logan JV had $169,632 of outstanding debt under the credit facility with an effective interest rate of 3.92% per annum. As of December 31, 2016, Logan JV had $129,257 of outstanding debt under the credit facility with an effective interest rate of 3.42% per annum.

Investment in Tax Receivable Agreement Payment Rights

In June 2012, the Company invested in a TRA that entitles it to certain payment rights from Duff & Phelps Corporation, or Duff & Phelps. The TRA transfers the economic value of certain tax deductions, or tax benefits, taken by Duff & Phelps to the Company and entitles the Company to a stream of payments to be received. The TRA payment right is, in effect, a subordinated claim on the issuing company which can be valued based on the credit risk of the issuer, which includes projected future earnings, the liquidity of the underlying payment right, risk of tax law changes, the effective tax rate and any other factors which might impact the value of the payment right.

Through the TRA, the Company is entitled to receive an annual tax benefit payment based upon 85% of the savings from certain deductions along with interest. The payments that the Company is entitled to receive result from cash savings, if any, in U.S. federal, state or local income tax that Duff & Phelps realizes (i) from the tax savings derived from the goodwill and other intangibles created in connection with the Duff & Phelps initial public offering and (ii) from other income tax deductions. These tax benefit payments will continue until the relevant deductions are fully utilized, which is projected to be 16 years from the initial investment date. Pursuant to the TRA, the Company maintains the right to enforce Duff & Phelps payment obligations as a transferee of the TRA contract. If Duff & Phelps chooses to pre-pay and terminate the TRA, the Company will be entitled to the present value of the expected future TRA payments. If Duff & Phelps breaches any material obligation then all obligations are accelerated and calculated as if an early termination occurred. Failure to make a payment is a breach of a material obligation if the failure occurs for more than three months.

The projected annual tax benefit payment will be accrued on a quarterly basis and paid annually. The payment will be allocated between a reduction in the cost basis of the investment and interest income based upon an amortization schedule. Based upon the characteristics of the investment, the Company has chosen to categorize the investment in the TRA payment rights as investment in payment rights in the fair value hierarchy. For the years ended December 31, 2018, 2017 and 2016, the Company recognized interest income totaling $1,438, $2,027 and $2,037, respectively, related to the TRA.

In December 2018, the Company sold its TRA investment in Duff & Phelps Corporation, which resulted in proceeds of $9,775, including a $785 realized gain.

Revolving and Unfunded Delayed Draw Loans

For the Company’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for price appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded.

4. Related Party Transactions

Investment Management Agreement

On March 5, 2019, the Company’s investment management agreement was re-approved by its board of directors, including a majority of the Company’s directors who are not interested persons of the Company. Under the investment management agreement, the Advisor, subject to the overall supervision of the Company’s board of directors, manages the day-to-day operations of, and provides investment advisory services to the Company.

Base Management Fee

The base management fee is calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined as the value of the Company’s assets without deduction for any liabilities. The base management fee is calculated based on the value of the Company’s gross assets at the end of the most recently completed calendar quarter, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred base management fees of $9,006, $10,389 and $10,998, respectively. As of December 31, 2018 and 2017, $2,112 and $2,556, respectively, was payable to the Advisor.

Commencing April 1, 2019 and January 1, 2020, the Company implemented certain changes to the terms of the base management fee calculation. For further detail, refer to Note 13, Subsequent Events.

Incentive Fee on Net Investment Income

On November 7, 2017, the Company announced that it had accepted the Advisor’s proposal to irrevocably waive the receipt of incentive fees related to net investment income, that it would otherwise be entitled to receive under the investment management agreement, for the period commencing on July 1, 2017 and ending on December 31, 2017. Such waived incentive fees will not be subject to recoupment.

The Company accepted the Advisor’s proposal to waive 100% of the incentive fees earned for the period commencing on January 1, 2018 and ending on December 31, 2018 (such waiver, “Incentive Fee Waiver”). Such waived incentive fees shall not be subject to recoupment.

Subsequently, the Company accepted the Advisor’s proposals to waive 100% of the incentive fees accrued for the period commencing on January 1, 2019 and ending on December 31, 2019. Such waived incentive fees shall not be subject to recoupment. Additionally, the Company accepted the Advisor’s proposal to reduce the incentive fee based on pre-incentive income to 17.5%. For further detail, refer to Note 13, Subsequent Events.

Commencing, January 1, 2018, the Company accepted the Advisor’s proposal to calculate the incentive fee on net investment income as indicated below (“Reduced Incentive Fee on Net Investment Income”) and waive such portion of the Reduced Incentive Fee on Net Investment Income that is in excess of the incentive fee on net investment income as set forth in the investment management agreement that the Advisor would otherwise be entitled to receive. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to the Advisor based on the formula in place prior to January 1, 2018 effect to the waiver (“Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement”). If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018, would be greater than the aggregate fees on a cumulative basis, as calculated based on the Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement, the Advisor shall only be entitled to the lesser of those two amounts. See the section Incentive Fee on Net Investment Income Calculated Prior to the Fee Waiver Agreement for the details of the calculation under the investment management agreement.

On January 1, 2018, the Reduced Incentive Fee on Net Investment Income will be calculated by reference to the most recent trailing twelve quarter period or, if shorter, the number of quarters that have occurred since January 1, 2018 (“Trailing Twelve Quarter Period”), rather than on the standalone quarterly basis as set forth in the investment management agreement. Specifically, the net investment income component will be calculated, and payable, quarterly in arrears at the end of each calendar quarter by reference to the Company’s aggregate preincentive fee net investment income, as adjusted as described below, from the calendar quarter then ending and the eleven preceding calendar quarters (or if shorter, the number of quarters that have occurred since January 1, 2018). Preincentive fee net investment income is expressed as a rate of return on the value of the Company’s net assets (defined as total assets less indebtedness and before taking into account any incentive fees payable during the period) at the beginning of each applicable calendar quarter comprising of the relevant Trailing Twelve Quarters. The hurdle amount for incentive fee based on preincentive fee net investment income will continue to be determined on a quarterly basis and equal to 2.0% (which is 8.0% annualized) but shall be multiplied by the net asset value attributable to the Company’s common stock at the beginning of each applicable calendar quarter comprising the relevant Trailing Twelve Quarters (also referred to as “minimum income level”). The hurdle amount will be calculated after making appropriate adjustments for subscriptions (which includes all issuances by us of shares of the Company’s common stock, including issuances pursuant to the Company’s dividend reinvestment plan) and distributions that occurred during the relevant Trailing Twelve Quarters.

The calculation of preincentive fee net investment income shall continue to mean interest income, amortization of original issue discount, commitment and origination fees, dividend income and any other income (including any other fees, such as, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the Company’s administration agreement (discussed below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest. Furthermore, preincentive fee net investment income will continue to include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash.

The incentive fee based on preincentive net investment income for each quarter will be determined as follows:

•	The Investment Advisor receives no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level.

•

Subject to the Incentive Fee Cap described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for the Trailing Twelve Quarters with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeds the minimum income level but is less than 2.5% (which is 10.0% annualized) (also referred to as the “catch-up” provision); and

•	20.0% of the Company’s preincentive fee net investment income, if any, greater than 2.5% (10.0% annualized) for the Trailing Twelve Quarters.

The amount of the incentive fee on preincentive net investment income that will be paid for a particular quarter will equal the excess of the incentive fee so calculated minus the aggregate incentive fees on preincentive net investment income that were paid in respect of the eleven calendar quarters (or if shorter, the appropriate number of quarters that have occurred since January 1, 2018) included in the relevant Trailing Twelve Quarters but not in excess of the Incentive Fee Cap (as described below).

The foregoing incentive fee will be subject to an Incentive Fee Cap (as defined below). The “Incentive Fee Cap” for any quarter is an amount equal to (a) 20% of the Cumulative Net Return (as defined below) during the relevant Trailing Twelve Quarters, minus (b) the aggregate incentive fees based on income that were paid in respect of the first eleven calendar quarters (or the portion thereof) included in the relevant Trailing Twelve Quarters. “Cumulative Net Return” means (x) preincentive net investment income in respect of the relevant Trailing Twelve Quarters minus (y) any Net Capital Loss, if any, in respect of the relevant Trailing Twelve Quarters. If, in any quarter, the Incentive Fee Cap is zero or a negative value, the Company will pay no incentive fee based on income to its Advisor for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is a positive value but is less than the incentive fee based on pre-incentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on preincentive net investment income to its Advisor equal to the Incentive Fee Cap for such quarter. If, in any quarter, the Incentive Fee Cap for such quarter is equal to or greater than the incentive fee based on preincentive net investment income that is payable to its Advisor for such quarter (before giving effect to the Incentive Fee Cap) calculated as described above, the Company will pay an incentive fee based on income to its Advisor equal to the incentive fee calculated as described above for such quarter without regard to the Incentive Fee Cap. “Net Capital Loss” in respect of a particular period means the difference, if positive, between (i) aggregate capital losses, whether realized or unrealized, in such period and (ii) aggregate capital gains, whether realized or unrealized, in such period.

For the year ended December 31, 2018, the Company would have incurred $2,645 of incentive fees related to ordinary income under this calculation. These fees were greater on a cumulative basis than the fees calculated based on the formula in place prior to January 1, 2018, therefore, the fees under the old formula were booked as an expense.

For the avoidance of doubt, the purpose of the Reduced Incentive Fee on Net Investment Income is to reduce aggregate incentive fees payable to Advisor by the Company, effective as of January 1, 2018. In order to ensure that the Company will pay the Advisor less aggregate fees on a cumulative basis, as calculated beginning January 1, 2018, the Company will, at the end of each quarter, also calculate the incentive fee on net investment income owed by the Company to Advisor based on the formula in place prior to January 1, 2018. If, at any time beginning January 1, 2018, the aggregate fees on a cumulative basis, as calculated based on the formula in place after January 1, 2018 after giving effect to the Incentive Fee Waiver, would be greater than the aggregate fees on a cumulative basis, as calculated based on the formula in place prior to January 1, 2018, the Advisor shall only be entitled to the lesser of those two amounts until such time as the requisite number of stockholders approve such amended incentive fee calculation.

Incentive Fee on Net Investment Income Prior to Fee Waiver Agreement

The incentive fee on net investment income prior to the Fee Waiver Agreement was calculated and payable, quarterly in arrears based on the Company’s preincentive fee net investment income for the immediately preceding calendar quarter, subject to a cumulative total return requirement and to deferral of non-cash amounts. The preincentive fee net investment income, which was expressed as a rate of return on the value of the Company’s net assets attributable to the Company’s common stock, for the immediately preceding calendar quarter, had a 2.0% (which is 8.0% annualized) hurdle rate (also referred to as “minimum income level”). The Advisor received no incentive fee for any calendar quarter in which the Company’s preincentive fee net investment income does not exceed the minimum income level. Subject to the cumulative total return requirement described below, the Advisor receives 100% of the Company’s preincentive fee net investment income for any calendar quarter with respect to that portion of the preincentive net investment income for such quarter, if any, that exceeded the minimum income level but is less than 2.5% (which is 10.0% annualized) of net assets (also referred to as the “catch-up” provision) and 20.0% of the Company’s preincentive fee net investment income for such calendar quarter, if any, greater than 2.5% (10.0% annualized) of net assets. The foregoing incentive fee was subject to a total return requirement, which provided that no incentive fee in respect of the Company’s preincentive fee net investment income is payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding quarters. In other words, any ordinary income incentive fee that was payable in a calendar quarter was limited to the lesser of (i) 20% of the amount by which the Company’s preincentive fee net investment income for such calendar quarter exceeds the 2.0% hurdle, subject to the “catch- up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For the foregoing purpose, the “cumulative net increase in net assets resulting from operations” was the amount, if positive, of the sum of the Company’s preincentive fee net investment income, base management fees, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that was attributable to deferred interest (sometimes referred to as payment-in-kind interest, or PIK, or original issue discount, or OID) will be paid to Advisor, together with interest thereon from the date of deferral to the date of payment, only if and to the extent the Advisor actually received such interest in cash, and any accrual thereof was be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There was no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

For the years ended December 31, 2018, 2017 and 2016, the Company has incurred $(45), $2,374 and $4,461, net of incentive fees waived of $1,741, $811 and $0, respectively.

Incentive Fee on Net Investment Income Payable

For the years ended December 31, 2018, 2017 and 2016, the Company reversed $45, $104 and $401, respectively, of incentive fees related to the adjustment of previously deferred incentive fee.

As of December 31, 2018 and 2017, $143 and $94, respectively, of such incentive fees related to previously deferred income now received in cash are currently payable to the Advisor, and reflected in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities. As of December 31, 2018 and 2017, $677 and $972, respectively of incentive fees incurred by the Company were generated from deferred interest (i.e. PIK, certain discount accretion and deferred interest) and are not payable until such amounts are received in cash. These amounts are reflected in accrued incentive fees on the Consolidated Statements of Assets and Liabilities.

Incentive Fee on Capital Gains

The second component of the incentive fee (capital gains incentive fee) is determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date). This component is equal to 20.0% of the Company’s cumulative aggregate realized capital gains from inception through the end of that calendar year, computed net of the cumulative aggregate realized capital losses and cumulative aggregate unrealized capital depreciation through the end of such year. The calculation of the capital gains incentive fee has not been modified or waived. The aggregate amount of any previously paid capital gains incentive fees is subtracted from such capital gains incentive fee calculated. There was no capital gains incentive fee payable to the Company’s Advisor under the investment management agreement as of December 31, 2018 and 2017.

GAAP Incentive Fee Accrual

GAAP requires that the incentive fee accrual be calculated assuming a hypothetical liquidation of the Company at the balance sheet date. A hypothetical liquidation considers the cumulative aggregate realized gains and losses and unrealized capital appreciation or depreciation of investments or other financial instruments, in the calculation, as an incentive fee would be payable if such realized gains and losses or unrealized capital appreciation or depreciation were realized, even though such realized gains and losses and unrealized capital appreciation or depreciation is not permitted to be considered in calculating the fee actually payable under the investment management agreement (“GAAP Incentive Fee”). There can be no assurance that such unrealized appreciation or depreciation will be realized in the future. Accordingly, such fee, as calculated and accrued, would not necessarily be payable under the investment management agreement, and may never be paid based upon the computation of incentive fees in subsequent periods. For the years ended December 31, 2018, 2017 and 2016, the Company incurred no incentive fees related to the GAAP incentive fee.

Administration Agreement

The Company has also entered into an administration agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing the Company’s net asset value, oversees the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversees the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, including facilities, office equipment and the Company’s allocable portion of cost of compensation and related expenses of the Company’s chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. The Company’s board of directors reviews the allocation methodologies with respect to such expenses. Such costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that the Company’s Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred administrator expenses of $2,083, $2,869 and $3,625, respectively. As of December 31, 2018, $81 of administrator expenses was due from the Advisor, which was included in Due from affiliate on the Consolidated Statement of Assets and Liabilities. As of December 31, 2017, $13 of administrator expenses were due from the Advisor, respectively, which was included in Due from affiliate on the Consolidated Statement of Assets and Liabilities.

License Agreement

The Company and the Advisor have entered into a license agreement with THL Partners, L.P., or THL Partners, under which THL Partners has granted to the Company and the Advisor a non-exclusive, personal, revocable, worldwide, non-transferable license to use the trade name and service mark THL, which is a proprietary mark of THL Partners, for specified purposes in connection with the Company’s and the Advisor’s respective businesses. This license agreement is royalty-free, which means the Company is not charged a fee for its use of the trade name and service mark THL. The license agreement is terminable either in its entirety or with respect to the Company or the Advisor by THL Partners at any time in its sole discretion upon 60 days prior written notice, and is also terminable with respect to either the Company or the Advisor by THL Partners in the case of certain events of non-compliance. After the expiration of its first one year term, the entire license agreement is terminable by either the Company or the Advisor at the Company or its sole discretion upon 60 days prior written notice. Upon termination of the license agreement, the Company and the Advisor must cease to use the name and mark THL, including any use in the Company’s respective legal names, filings, listings and other uses that may require the Company to withdraw or replace the Company’s names and marks. Other than with respect to the limited rights contained in the license agreement, the Company and the Advisor have no right to use, or other rights in respect of, the THL name and mark. The Company is an entity operated independently from THL Partners, and third parties who deal with the Company have no recourse against THL Partners.

Managed Funds

The Advisor and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole or in part, with ours. For example, the Advisor may serve as investment adviser to one or more private funds, registered closed-end funds and collateralized loan obligations (CLO). In addition, the Company’s officers may serve in similar capacities for one or more private funds, registered closed-end funds and CLOs. The Advisor and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, the Advisor or its affiliates may determine that the Company should invest side- by-side with one or more other funds. The Advisor’s policies are designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest, either pursuant to SEC interpretive positions or an exemptive order, with other funds managed by the Advisor and its affiliates. As a result, the Advisor and/or its affiliates may face conflicts in allocating investment opportunities between us and such other entities. Although the Advisor and its affiliates will endeavor to allocate investment opportunities in a fair and equitable manner and consistent with applicable allocation procedures, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by the Advisor or its affiliates.

The 1940 Act generally prohibits BDCs from making certain negotiated co-investments with affiliates absent an order from the SEC permitting the BDC to do so. The SEC has granted the Company the relief it sought in an exemptive application that expands the Company’s ability to co-invest in portfolio companies with certain other funds managed by the Advisor or its affiliates (“Affiliated Funds”) and, subject to certain conditions, proprietary accounts of the Advisor or its affiliates (“THL Proprietary Accounts”) in a manner consistent with the Company’s investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors, subject to compliance with certain conditions (the “Order”). Pursuant to the Order, the Company is permitted to co-invest with Affiliated Funds and/or THL Proprietary Accounts if, among other things, a “required majority” (as defined in Section 57(o) of the 1940 Act) or its independent directors make certain conclusions in connection with a co-investment transaction, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the Company and its stockholders and do not involve overreaching of the Company or its stockholders on the part of any person concerned, and (2) the transaction is consistent with the interests of the Company’s stockholders and is consistent with its investment objective and strategies.

Greenway

On January 14, 2011, THL Credit Greenway Fund LLC, or Greenway, was formed as a Delaware limited liability company. Greenway is a portfolio company of the Company. Greenway is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway operates under a limited liability agreement dated January 19, 2011, or the Agreement. Greenway will continue in existence until January 14, 2021, subject to earlier termination pursuant to certain terms of the Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Agreement. Greenway had a two year investment period.

Greenway had $150,000 of capital committed by affiliates of a single institutional investor and is managed by the Company. The Company’s capital commitment to Greenway is $15. As of December 31, 2018, Greenway’s committed capital had been fully called. The Company’s nominal investment in Greenway is reflected in the December 31, 2018 and 2017 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway is classified as an affiliate of the Company. For the years ended December 31, 2018, 2017 and 2016, the Company earned $87, $0 and $286, respectively, in fees related to Greenway, which is included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of December 31, 2018 and 2017, $12 and $76 of fees and expenses related to Greenway, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway and the Company. However, the Company has the discretion to invest in other securities.

Greenway II

On January 31, 2013, THL Credit Greenway Fund II, LLC, or Greenway II LLC, was formed as a Delaware limited liability company and is a portfolio company of the Company. Greenway II LLC is a closed-end investment fund which provides for no liquidity or redemption options and is not readily marketable. Greenway II LLC operates under a limited liability agreement dated February 11, 2013, as amended, or the Greenway II LLC Agreement. Greenway II LLC will continue until October 10, 2021, subject to earlier termination pursuant to certain terms of the Greenway II LLC Agreement. The term may also be extended for up to three additional one-year periods pursuant to certain terms of the Greenway II LLC Agreement. Greenway II LLC has a two year investment period.

As contemplated in the Greenway II LLC Agreement, the Company has established a related investment vehicle and entered into an investment management agreement with an account set up by an unaffiliated third party investor to invest alongside Greenway II LLC pursuant to similar economic terms. The account is also managed by the Company. References to “Greenway II” herein include Greenway II LLC and the account of the related investment vehicle. Greenway II had $186,500 of capital commitments primarily from institutional investors. As of December 31, 2018, Greenway II’s committed capital had been fully called. The Company’s nominal investment in Greenway II is reflected in the December 31, 2018 and 2017 Consolidated Schedules of Investments.

The Company acts as the investment adviser to Greenway II and is entitled to receive certain fees relating to its investment management services provided, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction. As a result, Greenway II is classified as an affiliate of the Company. For the years ended December 31, 2018, 2017 and 2016, the Company earned $805, $1,101 and $1,303, respectively, in fees related to Greenway II, which are included in other income from non-controlled, affiliated investments in the Consolidated Statements of Operations. As of December 31, 2018 and 2017, $145 and $301, respectively, of fees related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

Greenway II invested in securities similar to those of the Company pursuant to investment and allocation guidelines which address, among other things, the size of the borrowers, the types of transactions and the concentration and investment ratio amongst Greenway II and the Company. However, the Company has the discretion to invest in other securities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on behalf of the Company. As of December 31, 2018 and 2017, there were fees of $166 and $151, respectively, due to affiliate, which was included in accrued expenses and other payables on the Consolidated Statements of Assets and Liabilities.

As of December 31, 2018, the Advisor owed $81, respectively, of administrator expenses as a reimbursement to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, the Advisor owed $13, respectively, of administrator expenses reimbursable to the Company, which was included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

The Company acts as the investment adviser to Greenway and Greenway II and is entitled to receive certain fees. As a result, Greenway and Greenway II are classified as affiliates of the Company. As of December 31, 2018 and 2017, $267 and $377 of total fees and expenses related to Greenway and Greenway II, respectively, were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For the Company’s controlled equity investments, as of December 31, 2018, it had $3,154 of dividends receivable from Logan JV, Copperweld Bimetallics, LLC and C&K Market, Inc., $217 of interest and fees from OEM Group, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities. As of December 31, 2017, it had $3,499 of dividends receivable from Logan JV and C&K Market, Inc., $460 of interest and fees from OEM Group, LLC, $169 of interest from Copperweld Bimetallics, LLC, $95 of interest from Loadmaster Derrick & Equipment, Inc., included in interest, dividends, and fees receivable, and $316 of interest and fees from Tri Starr Management Services, Inc. in prepaid expenses and other assets, which was offset by $50 of deferred revenue in other deferred liabilities, on the Consolidated Statements of Assets and Liabilities.

Advisor stock trading plan

On March 12, 2018, the Advisor adopted a stock trading plan in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to purchase up to $10,000 of shares of the Company’s common stock. The Advisor previously informed the Company that it intended to enter into such plan. As part of this plan, during the year ended December 31, 2018, the Advisor purchased 1,259 shares at an average cost of $7.94 per share, inclusive of commissions.

5. Realized Gains and Losses on Investments, net of income tax provision

The following shows the breakdown of net realized gains and losses for the years ended December 31, 2018, 2017 and 2016:

	For the years ended December 31,
	2018	2017	2016
Aerogroup International Inc.(1)	$(7,200)	$—	$—
Airborne Tactical Advantage Company, LLC	—	—	685
Copperweld Bimetallics, LLC(2)	—	—	(1,515)
Charming Charlie LLC(3)	(11,494)	—	—
Constructive Media, LLC	366	—	—
CRS Reprocessing, LLC(4)	—	(11,924)	—
Dimont & Associates, Inc.(5)	—	—	(10,914)
Dryden CLO, Ltd.	—	—	(1,104)
Duff & Phelps Corporation	785	—	—
Fairstone Financial Inc.(6)	157	—	—
Firebirds International, LLC	139	—	—
Food Processing Holdings, LLC	28	693	—
Flagship VII, Ltd.	—	(808)	—
Flagship VIII, Ltd.	—	(649)	—
Gryphon Partners 3.5, L.P.	342	589	670
Hostway Corporation	—	(951)	—
Loadmaster Derrick & Equipment, Inc.(7)	—	—	(6,574)
OEM Group, LLC(8)	—	—	(6,226)
Specialty Brands Holdings, LLC(9)	(21,013)	—	—
Surgery Center Holdings, Inc.	(45)	—	3,655
Thibaut, Inc.(10)	101	4,535	—
Tri Starr Management Services, Inc.(11)	5,470	—	(17,421)
Washington Inventory Service(12)	—	(10,378)	—
YP Equity Investors, LLC(13)	21	1,263	—
Other	(17)	392	(105)

Net realized losses	$(32,360)	$(17,238)	$(38,849)

(1)

In March 2018, Aerogroup International Inc. was sold through bankruptcy proceedings and the Company received $2,494 in proceeds with an additional $6,295 reflected as escrow receivable. The escrow receivable has been written down to $6,008 as of December 31, 2018 to reflect future collectability. During the year ended December 31, 2018, a realized loss on the investment of $7,200 was offset by a reversal of unrealized prior period depreciation of $2,231.
(2)

On October 5, 2016, as part of the restructuring of the business, the Company exchanged the cost basis of its senior secured loan totaling $19,265 for a debt-like preferred equity position of $3,385 and a controlled equity position of an affiliate of the business valued at $8,950, with $5,415 remaining as a senior secured term loan. In connection with the restructuring, the Company recognized a $1,515 loss, which was offset by a corresponding change in unrealized appreciation.

(3)

In January 2018, the Company’s commitment in the DIP facilities allowed it to convert $17,893 of principal of its Pre-petition Term Loan into a DIP Roll-up Term Loan. As part of this conversion and in accordance with debt extinguishment rules under GAAP, the Company recorded a realized loss of $8,369, which was offset by a corresponding change in unrealized appreciation in the same amount. Subsequently, on April 24, 2018, Charming Charlie LLC emerged from Chapter 11 bankruptcy proceedings whereby the Company converted its DIP facilities, Pre-petition Term Loan and DIP Roll-up Term Loan into two new exit first lien term loans and a non-controlling common equity interest (the Company and other funds managed by the Advisor collectively have a controlling equity interest in Charming Charlie, LLC). On the same date, the Company funded $894 of the remaining unfunded commitments under its DIP facilities and used an additional $2,236 to purchase another lender’s existing DIP revolving credit facility, all of which converted to the exit first lien term loans. As a result of these transactions, the Company’s debt investment in Charming Charlie is comprised of $24,601 in the exit first lien term loans. In addition, the Company provided $8,946 of commitments under a vendor financing facility, which was subsequently reduced to $8,275 with $671 funded into a first lien term loan. As part of this conversion and in accordance with GAAP, the company recorded a realized loss of $3,125 for the year ended December 31, 2018.

(4)	On September 11, 2017, the Company sold its senior secured term loan realizing proceeds of $3,160.
(5)

On March 14, 2016, as part of a further restructuring of the business, the cost basis of the Company’s equity interest totaling $6,569 and subordinated term loan totaling $4,474 was converted to an equity interest in an affiliated entity valued at $129. In connection with the restructuring, the Company recognized a realized loss in the amount of $10,914, which was offset by a $10,777 change in unrealized appreciation.

(6)	Includes the impact of foreign exchange gain.
(7)

On July 1, 2016, as part of the restructuring, the Company exchanged the cost basis of its senior secured loans totaling $14,705 for a new senior secured term loan of $7,000, a debt-like preferred equity position, valued at $1,114, and 10% warrants. As result of the restructuring, the Company recognized a $6,574 loss on conversion to preferred equity, which was offset by a $5,074 change in unrealized appreciation. Additionally, the Company made a $1,500 investment in a first lien senior secured term loan.

(8)

On March 17, 2016, as part of a restructuring of the business, the cost basis of the Company’s first lien loans totaling $33,242 was converted to a new first lien senior secured term loan of $18,703 and a controlled equity interest in an affiliated entity valued at $8,313. In connection with the restructuring, the Company recognized a realized loss of $6,226, which was offset by a $5,575 change in unrealized appreciation.

(9)	On June 29, 2018, as part of restructuring the business, the Company agreed to sell its second lien term loan for $450 in cash and received nominal equity interests in an affiliated entity.
(10)

On December 29, 2017, the Company sold its preferred and common equity investments with a cost basis of $4,729 for $9,264 resulting in a realized gain of 4,535, which includes an escrow receivable of $60.

(11)

On October 26, 2018, the Company sold its senior secured term loans and received $5,872 in proceeds with an additional $248 reflected as escrow receivable. Additionally, the Company sold its common equity interest and received $7,623 in proceeds with an additional $1,602 reflected as escrow receivable. The transactions resulted in $5,470 net realized gain, which was offset by a corresponding change in unrealized appreciation. In December 2018, the Company received $626 of the escrow proceeds, leaving $1,225 in combined escrow receivable at December 31, 2018.

(12)	On June 8, 2017, as part of restructuring the business, the Company agreed to sell its second lien term loan to the first lien lenders for $550.
(13)

In connection with the proceeds received from the 2017 exit of its equity investment in YP Equity Investors, LLC and affiliated funds held in a consolidated blocker corporation, the Company recorded an income tax provision on realized gains of $0, $842 and $0 respectively, for the years ended December 31, 2018, 2017 and 2016.

6. Net (Decrease) Increase in Net Assets Per Share Resulting from Operations

The following information sets forth the computation of basic and diluted net increase in net assets per share resulting from operations:

	For the years ended December 31,
	2018	2017	2016
Numerator—net (decrease) increase in net assets resulting from operations:	$(10,599)	$(7,904)	$17,149
Denominator—basic and diluted weighted average common shares:	32,634	32,797	33,197
Basic and diluted net (decrease) increase in net assets per common share resulting from operations:	$(0.32)	$(0.24)	$0.51

Diluted net increase in net assets per share resulting from operations equals basic net increase in net assets per share resulting from operations for each period because there were no common stock equivalents outstanding during the above periods.

7. Borrowings

The following shows a summary of the Company’s borrowings as of December 31, 2018 and December 31, 2017:

	As of
	December 31, 2018				December 31, 2017
Facility	Commitments	Borrowings Outstanding(1)	Weighted Average Borrowings Outstanding(2)	Weighted Average Interest Rate	Commitments	Borrowings Outstanding(3)	Weighted Average Borrowings Outstanding(4)	Weighted Average Interest Rate
Revolving Facility(5)	$275,000	$107,657	$135,121	4.90%	$275,000	$167,317	$118,021	4.03%
2021 Notes	—	—	42,361	—	50,000	50,000	50,000	6.75%
2022 Notes	60,000	60,000	15,000	6.75%	60,000	60,000	60,000	6.75%
2023 Notes	51,607	51,607	12,136	6.13%	—	—	—	—

Total	$386,607	$219,264	$204,618	5.70%	$385,000	$277,317	$228,021	5.11%

(1)

As of December 31, 2018, excludes deferred financing costs of $1,443 for the 2022 Notes and $2,097 for the 2023 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(2)	Represents the weighted average borrowings outstanding for the year ended December 31, 2018.
(3)

As of December 31, 2017, excludes deferred financing costs of $1,177 for the 2021 Notes and $1,808 for the 2022 Notes presented as a reduction to the respective balances outstanding in the Consolidated Statements of Assets and Liabilities.

(4)	Represents the weighted average borrowings outstanding for the year ended December 31, 2017.
(5)

The Company may borrow amounts in U.S. dollars or certain other permitted currencies. As of December 31, 2018, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD 19,389 on its Revolving Facility. The CAD was converted into USD at a spot exchange rate of $0.73 CAD to $1.00 USD as of December 31, 2018. As of December 31, 2017, the Company had outstanding debt denominated in Canadian Dollars (CAD) of CAD 29,389 on its Revolving Facility. The CAD was converted to USD at a sport exchange rate of $0.80 CAD to $1.00 USD as of December 31, 2017.

Credit Facility

On December 15, 2017, the Company entered into an amendment, or the Revolving Amendment, to its existing revolving credit agreement, or Revolving Facility. The Revolving Amendment revised the Revolving Facility dated August 19, 2015 to, among other things, extend the maturity date from August 2019 to December 2022 (with a one year term out period beginning in December 2021). The one year term out period is the one year anniversary between the revolver termination date, or the end of the availability period, and the maturity date. During this time, the Company is required to make mandatory prepayments on its loans from the proceeds it receives from the sale of assets, extraordinary receipts, returns of capital or the issuances of equity or debt. The Revolving Amendment also reduced the size of the revolver commitments from $303,500 to $275,000. The Revolving Facility, denominated in USD, has an interest rate of LIBOR plus 2.5% (with no LIBOR floor). The Revolving Facility, denominated in Canadian dollars, has an interest rate of CDOR plus 2.5% (with no CDOR floor). The non-use fee is 1.0% annually if the Company uses 35% or less of the Revolving Facility and 0.50% annually if the Company uses more than 35% of the Revolving Facility. The Company elects the LIBOR or CDOR rates on the loans outstanding on its Revolving Facility, which has a LIBOR or CDOR period that is one, two, three or nine months. The LIBOR rate on the US dollar borrowings outstanding on its Revolving Facility had a one month LIBOR period as of December 31, 2018. The CDOR rate on the Canadian borrowings outstanding on its Revolving Facility had a one month CDOR period as of December 31, 2018.

As of December 31, 2018, the Company had USD borrowings of $93,461 outstanding under the Revolving Facility with a weighted average interest rate of 4.94% and non-United States dollar borrowings denominated in Canadian dollars of CAD $19,389 ($14,196 in USD) outstanding under the Revolving Facility with a weighted average interest rate of 4.68%. The borrowings denominated in CAD are translated into USD based on the spot rate at each balance sheet date. The impact resulting from changes in foreign exchange rates on the Revolving Facility borrowings is included in unrealized appreciation (depreciation) on foreign currency borrowings in our Consolidated Statements of Operations. The borrowings denominated in CAD may be positively or negatively affected by movements in the rate of exchange between the USD and CAD. This movement is beyond our control and cannot be predicted.

The Revolving Facility included an accordion feature permitting the Company to expand the Revolving Facility, if certain conditions are satisfied; provided, however, that the aggregate amount of the Revolving Facility, collectively, is capped. The Second Revolving Amendment revised the cap from $600,000 to $500,000.

The Revolving Facility generally requires payment of interest on a quarterly basis for ABR loans (commonly based on the Prime Rate or the Federal Funds Rate), and at the end of the applicable interest period for Eurocurrency loans bearing interest at LIBOR, the interest rate benchmark used to determine the variable rates paid on the Revolving Facility. All outstanding principal is due upon each maturity date. The Revolving Facility also require a mandatory prepayment of interest and principal upon certain triggering events (including, without limitation, the disposition of assets or the issuance of certain securities).

Borrowings under the Revolving Facility are subject to, among other things, a minimum borrowing/collateral base. The Revolving Facility have certain collateral requirements and/or covenants, including, but not limited to covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and its subsidiaries, and (e) compliance with certain financial maintenance standards including (i) minimum stockholders’ equity, (ii) a ratio of total assets (less total liabilities not represented by senior securities) to the aggregate amount of senior securities representing indebtedness, of the Company and its consolidated subsidiaries, of not less than 2.00, (iii) minimum liquidity, (iv) minimum net worth, and (v) a consolidated interest coverage ratio. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Revolving Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The credit agreement governing the Revolving Facility also includes default provisions such as the failure to make timely payments under the Revolving Facility, the occurrence of a change in control, and the failure by the Company to materially perform under the operative agreements governing the Revolving Facility, which, if not complied with, could, at the option of the lenders under the Revolver Facility, accelerate repayment under the Revolving Facility, thereby materially and adversely affecting the Company’s liquidity, financial condition and results of operations. The Company cannot be assured that it will be able to borrow funds under the Revolving Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Revolving Facility.

For the year ended December 31, 2018, the Company borrowed $177,500 and repaid $235,588 (includes CAD 10,000 converted at the time of the repayment to USD $7,688). For the year ended December 31, 2017, the Company borrowed $103,360 (includes CAD 29,389 converted to USD $23,456) and repaid $120,250 under the Revolving Facility. For the year ended December 31, 2016, the Company borrowed $140,250 and repaid $216,039 under Revolving Facility.

As of December 31, 2018 and December 31, 2017, the carrying amount of the Company’s outstanding Revolving Facility approximated fair value. The fair values of the Company’s Revolving Facility are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Revolving Facility is estimated based upon market interest rates and entities with similar credit risk. As of December 31, 2018 and December 31, 2017, the Revolving Facility would be deemed to be Level 3 of the fair value hierarchy.

Interest expense and related fees, excluding amortization of deferred financing costs, of $6,829, $8,583 and $8,239, respectively, were incurred in connection with the Revolving Facility and Term Loan Facility for the years ended December 31, 2018, 2017 and 2016, respectively.

Amortization of deferred financing costs of $584, $2,080 and $1,393, which included $0, $1,193 and $365 of accelerated unamortized deferred financing costs, respectively, were incurred in connection with the Revolving Facility and Term Loan Facility for the years ended December 31, 2018, 2017 and 2016. As of December 31, 2018, the Company had $2,314 of deferred financing costs related to the Revolving Facility, which is presented as an asset. As of December 31, 2017, the Company had $2,890 of deferred financing costs related to the Revolving Facility, which is presented as an asset.

In accordance with the 1940 Act, with certain exceptions, the Company is only allowed to borrow amounts such that its asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The asset coverage as of December 31, 2018 was in excess of 200%. However, recent legislation has modified the 1940 Act by allowing a BDC to increase the maximum amount of leverage it may incur under the 1940 Act from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. Under the legislation, the Company will be allowed to increase its leverage capacity if stockholders representing at least a majority of the votes cast, when quorum is met, approve a proposal to do so. If the Company receives stockholder approval, it would be allowed to increase our leverage capacity on the first day after such approval. Alternatively, the legislation allows the majority of the Company’s independent directors to approve an increase in its leverage capacity, and such approval would become effective after one year. In either case, the Company would be required to make certain disclosures on its website and in SEC filings regarding, among other things, the receipt of approval to increase its leverage, its leverage capacity and usage, and risks related to leverage. As a result of this legislation, the Company may be able to increase its leverage up to an amount that reduces its asset coverage ratio from 200% to 150% if it receives the necessary approval and amends the Revolving Facility, with lender consent, as described above. The company continues to evaluate whether to increase its leverage capacity under this new legislation.

Notes

In December 2015 and November 2016, the Company completed a public offering of $35,000 and $25,000, respectively, in aggregate principal amount of 6.75% notes due 2022, or the 2022 Notes. The 2022 Notes mature on December 30, 2022, and may be redeemed in whole or in part at any time or from time to time at our option on or after December 30, 2018. The 2022 Notes bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning March 30, 2016 and trade on the New York Stock Exchange under the trading symbol “TCRZ”.

On October 5, 2018, the Company completed a public offering of $50,000 in aggregate principal amount of 6.125% notes due 2023 (“2023 Notes”). The 2023 Notes mature on October 30, 2023, and may be redeemed in whole or in part at any time or from time to time at our option on or after October 30, 2021. The 2023 Notes bear interest at a rate of 6.125% per year payable quarterly on March 30, June 30, September 30 and December 30, of each year, beginning December 30, 2018 and trade on the New York Stock Exchange under the trading symbol “TCRW”. On October 16, 2018, the underwriters exercised their option to purchase an additional $1,607 to cover overallotments. The proceeds from this public offering were used to redeem the 2021 Notes and partially repay the Revolving Facility. The redemption of the 2021 Notes was completed on November 5, 2018.

The 2022 Notes and 2023 Notes are collectively referred to as the Notes. The 2021 Notes are included and the 2023 Notes are excluded from the definition for the prior years presented.

As of December 31, 2018, the carrying amount and fair value of our Notes was $111,607 and $111,029, respectively. As of December 31, 2017, the carrying amount and fair value of our Notes, which included 2021 Notes and excluded 2023 Notes, was $110,000 and $112,652, respectively. The fair value of our Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Notes is based on the closing price of the security, which is a Level 2 input under ASC 820 due to the trading volume.

In connection with the issuance of the 2022 and 2023 Notes, the Company incurred $4,760 of fees and expenses. These deferred financing costs are presented as a reduction to the Notes payable balance and are being amortized using the effective yield method over the term of the Notes. For the years ended December 31, 2018, 2017 and 2016, the Company amortized approximately $1,648, $667 and $678 of deferred financing costs, respectively, which included $920, $0 and $0 of accelerated amortization in connection with redemption of 2021 Notes, respectively, and is reflected in amortization of deferred financing costs on the Consolidated Statements of Operations. As of December 31, 2018 and 2017, the Company had $3,541 and $2,985 remaining deferred financing costs on the Notes, which reduced the notes payable balance on the Consolidated Statements of Assets and Liabilities.

For the years ended December 31, 2018, 2017 and 2016, the Company incurred interest expense on the Notes of $7,656, $7,425 and $5,907, respectively.

The indenture and supplements thereto relating to the Notes contain certain covenants, including but not limited to (i) an inability to incur additional borrowings, including through the issuance of additional debt or the sale of additional debt securities unless the Company’s asset coverage, meets the definition in the 1940 Act, after such borrowing and (ii) if we are not subject to the reporting requirements under the Securities and Exchange Act of 1934 to file periodic reports with the SEC we will provide interim and consolidated financial information to the holders of the Notes and the trustee.

8. Contractual Obligations and Off-Balance Sheet Arrangements

From time to time, the Company, or the Advisor, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Company’s rights under contracts with its portfolio companies. Neither the Company, nor the Advisor, is currently subject to any material legal proceedings.

Unfunded commitments to provide funds to portfolio companies are not reflected on the Company’s Consolidated Statements of Assets and Liabilities. The Company’s unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as are the on-balance sheet financial instruments that the Company holds. Since these commitments may expire without being drawn upon, the total commitment amount does not necessarily represent future cash requirements. The Company intends to use cash flow from normal and early principal repayments and proceeds from borrowings and offerings to fund these commitments.

As of December 31, 2018 and 2017, the Company has the following unfunded commitments to portfolio companies:

	As of
	December 31, 2018	December 31, 2017
Unfunded delayed draw facilities
Charming Charlie, LLC	$8,275	$4,474
Home Partners of America, Inc.(2)	5,858	—
NCP Investor, Inc.	1,000	—
Women’s Health USA, Inc.	29	—

	15,162	4,474
Unfunded revolving commitments
1-800 Hansons, LLC(1)	103	256
Gener8, LLC	950	—
HealthDrive Corporation	1,761	850
Holland Intermediate Acquisition Corp.(1)	3,000	3,000
The John Gore Organization, Inc.	—	800
Loadmaster Derrick & Equipment, Inc.	—	60
OEM Group, LLC	2,326	940
Rollins Enterprises, LLC	1,667	—
SRS Acquiom Holdings, LLC	400	—
Togetherwork Holdings, LLC	—	116
Tri Starr Management Services, Inc.	—	549
Sciens Building Solutions, LLC	2,556	2,055
SPST Holdings, LLC	755	755
Whitney, Bradley & Brown, Inc.	—	117
Women’s Health USA, Inc.	1,500

	15,018	9,498
Unfunded commitments to investments in funds
Freeport Financial SBIC Fund LP	680	680
Gryphon Partners 3.5, L.P.	380	380

	1,060	1,060

Total unfunded commitments	$31,240	$15,032

(1)	We have sole discretion as to whether to lend under this revolving commitment.
(2)	Sold this facility in February 2019.

The changes in fair value of the Company’s unfunded commitments are considered to be immaterial as the yield determined at the time of underwriting is expected to be materially consistent with the yield upon funding.

9. Distributable Taxable Income

The following reconciles net increase in net assets resulting from operations to taxable income:

	For the years ended December 31,
	2018	2017
Net decrease in net assets resulting from operations	$(10,599)	$(7,904)
Net realized loss on investments	32,565	—
Net change in unrealized depreciation on investments	11,871	31,556
Net change in unrealized (depreciation) appreciation attributable to non-controlling interests	703	—
Provision (benefit) for taxes on unrealized gain on investments	284	(2,146)
Expenses not currently deductible and income and realized losses not currently includable	(2,205)	1,916
Non-deductible expenses and income not includable	178	936

Taxable (loss) income before deductions for distributions paid	$32,797	$24,358

The above amount of 2018 taxable income before deductions for distributions is an estimate. Taxable income will be finalized before the Company files its Federal tax return for 2018 by September 2019.

For the years ended December 31, 2018 and 2017, the Company recorded the following adjustments for permanent book to tax differences to reflect their tax characteristics. The adjustments only change the classification in net assets in the Consolidated Statements of Assets and Liabilities.

	For the years ended December 31,
	2018	2017
Paid-in capital in excess of par	$(279)	$(936)
Distributable earnings	279	936

As of December 31, 2018 and 2017, the cost of investments for tax purposes was $561,630 and $684,063, respectively, resulting in net unrealized depreciation of ($67,977) and ($75,372) respectively. As of December 31, 2018 and 2017, the Company had estimated net operating losses of $9,216 and $5,991, respectively, which can be carried back to the two preceding tax years or carried forward twenty years before expiration. As of December 31, 2018 and 2017, the Company recorded an allowance of $1,920 and $0, respectively, against these federal and state net operating loss carryforwards. As of December 31, 2018 and 2017 the Company had estimated capital loss carryforwards of $7,375 and $7,651, respectively, which can be carried back to the three preceding years or carried forward five years before expiration. As of December 31, 2018 and 2017, the Company recorded an allowance of $7,154 and $5,790, respectively, against these federal and state capital loss carryforwards. As of December 31, 2018 and 2017, the Company had estimated long-term net capital loss carryforwards not subject to expiration of $74,561 and $22,698, respectively.

Under the RIC Modernization Act (the “RIC Act”), we are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during post-enactment taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under the rules applicable to pre-enactment capital losses.

10. Distributions

The Company has elected to be taxed as a RIC under Subchapter M of the Code. In order to maintain its status as a RIC, the Company is required to distribute annually to its stockholders at least 90% of its investment company taxable income. To avoid a 4% excise tax on undistributed earnings, the Company is required to distribute each calendar year the sum of (i) 98% of its ordinary income for such calendar year, (ii) 98.2% of its capital gain net income for the one-year period ending October 31 of that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Company paid no federal income tax.

The Company’s quarterly distributions, if any, will be determined by its board of directors. The Company intends to make distributions to stockholders on a quarterly basis of substantially all of its net investment income. Although the Company intends to make distributions of net realized capital gains, if any, at least annually, out of assets legally available for such distributions, the Company may in the future decide to retain such capital gains for investment. In addition, the extent and timing of special dividends, if any, will be determined by its board of directors and will largely be driven by portfolio specific events and tax considerations at the time.

In addition, the Company may be limited in its ability to make distributions due to the BDC asset coverage test for borrowings applicable to the Company as a BDC under the 1940 Act.

The following table summarizes the Company’s distributions declared and paid or to be paid on all shares, including distributions reinvested, if any:

Date Declared	Record Date	Payment Date	Amount Per Share
March 8, 2016	March 21, 2016	March 31, 2016	$0.34
May 3, 2016	June 15, 2016	June 30, 2016	$0.34
August 2, 2016	September 15, 2016	September 30, 2016	$0.34
November 8, 2016	December 15, 2016	December 30, 2016	$0.27
March 7, 2017	March 20, 2017	March 31, 2017	$0.27
May 5, 2017	June 15, 2017	June 30, 2017	$0.27
August 1, 2017	September 15, 2017	September 29, 2017	$0.27
November 7, 2017	December 15, 2017	December 29, 2017	$0.27
March 2, 2018	March 20, 2018	March 30, 2018	$0.27
May 1, 2018	June 15, 2018	June 29, 2018	$0.27
August 7, 2018	September 14, 2018	September 28, 2018	$0.27
November 6, 2018	December 14, 2018	December 31, 2018	$0.27
March 5, 2019	March 20, 2019	March 29, 2019	$0.21

The Company may not be able to achieve operating results that will allow it to make distributions at a specific level or to increase the amount of these distributions from time to time. If the Company does not distribute a certain percentage of its income annually, it will suffer adverse tax consequences, including possible loss of its status as a regulated investment company. The Company cannot assure stockholders that they will receive any distributions at a particular level.

The Company maintains an “opt in” dividend reinvestment plan for our common stockholders. As a result, unless stockholders specifically elect to have their dividends automatically reinvested in additional shares of common stock, stockholders will receive all such dividends in cash. There were $0, $3 and $3, respectively, of dividends reinvested for the years ended December 31, 2018, 2017 and 2016 under the dividend reinvestment plan.

Under the terms of our dividend reinvestment plan, dividends will primarily be paid in newly issued shares of common stock. However, the Company reserves the right to purchase shares in the open market in connection with the implementation of the plan. This feature of the plan means that, under certain circumstances, the Company may issue shares of our common stock at a price below net asset value per share, which could cause our stockholders to experience dilution.

Distributions in excess of the Company’s current and accumulated earnings and profits would generally be treated as a return of capital to the extent of a stockholder’s adjusted tax basis in its shares. If a stockholder’s tax basis is reduced to zero, the stockholder would generally treat any remaining distributions in excess of the Company’s current and accumulated earnings and profits as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distributions will be sent to its U.S. stockholders of record (other than certain exempt recipients). The Company’s board of directors presently intends to declare and pay quarterly distributions. The Company’s ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The tax character of distributions declared and paid in 2018 represented $35,191 from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2017 represented $35,397 from ordinary income, $0 from capital gains and $0 from tax return of capital. The tax character of distributions declared and paid in 2016 represented $42,770 from ordinary income, $0 from capital gains and $0 from tax return of capital. Generally accepted accounting principles require adjustments to certain components of net assets to reflect permanent differences between financial and tax reporting. These adjustments have no effect on net asset value per share. Permanent differences between financial and tax reporting at December 31, 2018 and 2017 were $279 and $936, respectively.

11. Financial Highlights

	For the years ended December 31,
	2018	2017	2016	2015	2014
Per Share Data(1):
Net asset value attributable to THL Credit, Inc., beginning of period	$10.51	$11.82	$12.58	$13.08	$13.36
Net investment income, after taxes(2)	1.07	1.21	1.35	1.41	1.42
Net realized (loss) gain on investments(2)	(1.00)	(0.53)	(1.17)	0.01	(0.38)
Income tax provision, realized gain(2)	—	(0.03)	—	—	(0.01)
Net change in unrealized appreciation (depreciation) on investments(2)(5)	(0.38)	(0.96)	0.33	(0.53)	0.06
Benefit (provision) for taxes on unrealized gain on investments(2)	(0.01)	0.07	0.01	(0.04)	—
Interest rate derivative periodic interest payments, net(2)	—	—	(0.01)	(0.01)	(0.01)

Net increase (decrease) in net assets resulting from operations attributable to THL Credit, Inc.	(0.32)	(0.24)	0.51	0.84	1.08
Accretive effect of repurchase of common stock	0.04	0.01	0.02	0.02	—
Distributions to stockholders from net investment income	(1.08)	(1.08)	(1.29)	(1.36)	(1.30)
Distributions to stockholders from net realized gains	—	—	—	—	(0.06)

Total distributions	(1.08)	(1.08)	(1.29)	(1.36)	(1.36)

Net asset value attributable to THL Credit, Inc., end of period	$9.15	$10.51	$11.82	$12.58	$13.08

Per share market value at end of period	$6.08	$9.05	$10.01	$10.70	$11.76
Total return(3)(5)	(22.38%)	1.14%	5.76%	2.41%	(20.96%)
Shares outstanding at end of period	32,318	32,674	32,925	33,311	33,905
Ratio/Supplemental Data:
Net assets at end of period, attributable to THL Credit Inc.	$295,681	$343,327	$389,820	$418,899	$443,621
Ratio of total expenses to average net assets, attributable to THL Credit Inc.(4)(6)	9.62%	9.90%	9.96%	10.87%	9.79%
Ratio of net investment income to average net assets, attributable to THL Credit Inc.(7)	10.34%	10.43%	11.19%	10.81%	10.70%
Portfolio turnover, attributable to THL Credit, Inc.	21.94%	17.13%	18.94%	22.85%	28.98%

(1)	Includes the cumulative effect of rounding.
(2)	Calculated based on weighted average common shares outstanding.
(3)

Total return is based on the change in market price per share during the period. Total return takes into account dividends and distributions, if any, reinvested in accordance with the Company’s dividend reinvestment plan.

(4)

For the years ended December 31, 2018, 2017, 2016, 2015, and 2014, the ratio components included 2.67%, 2.73%, 2.75%, 2.69% and 2.47% of base management fee, (0.01%), 0.62%, 1.12%, 2.70% and 2.48% of net incentive fee, 4.97%, 4.92%, 3.06%, 3.29% and 2.47% of the cost of borrowing, 1.80%, 1.93%, 2.02%, 1.95% and 2.05% of other operating expenses, and 0.19%, (0.30%), 0.01%, 0.22% and 0.09% of the impact of all taxes, respectively.

(5)	Includes the net change in unrealized appreciation (depreciation) on foreign currency transactions.
(6)

Ratio of total expenses before incentive fee waiver to average net assets attributable to THL Credit Inc. was 10.13% and 10.12% for the years ended December 31, 2018 and 2017, respectively. Incentive fee waiver was not applicable to fiscal years 2016, 2015, or 2014.

(7)

Ratio of net investment income before incentive fee waiver to average net assets attributable to THL Credit Inc. was 9.82% and 10.21% for the years ended December 31, 2018 and 2017, respectively. Incentive fee waiver was not applicable to fiscal years 2016, 2015, or 2014.

12. Stock Repurchase Program

On March 2, 2018 our board of directors authorized a $20,000 stock repurchase program, which was extended and modified on March 5, 2019. Unless extended by its board of directors, the stock repurchase program will expire on March 5, 2020 and may be modified or terminated at any time for any reason without prior notice. The Company has provided its stockholders with notice of its ability to repurchase shares of its common stock in accordance with 1940 Act requirements. The Company will retire immediately all such shares of common stock that it purchases in connection with the stock repurchase program.

The following table summarizes the Company’s share repurchases under its stock repurchase program for the years ended December 31, 2018, 2017 and 2016:

	For the years ended December 31,
	2018	2017	2016
Dollar amount repurchased	$2,558	$2,493	$4,037
Shares repurchased	356	252	386
Average price per share (including commission)	$7.18	$9.89	$10.46
Weighted average discount to net asset value	29.07%	15.02%	13.14%

13. Subsequent Events

The Company’s management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2018, except as discussed below.

From January 1, 2019 through March 6, 2019, the Company made new investments totaling $13,840 and follow-on investments of $12,190 at a combined weighted average yield based upon cost at the time of the investment of 12.9%.

On January 11, 2019, Alex Toys, LLC first lien senior secured term loan was sold for total proceeds of $7,624.

On February 8, 2019, Home Partners of America, Inc. first lien senior secured term loan was sold for total proceeds of $7,732.

On March 5, 2019, the Company’s board of directors declared a dividend of $0.21 per share payable on March 29, 2019 to stockholders of record at the close of business on March 20, 2019.

On March 5, 2019, in consultation with its board of directors, the Company accepted the Advisor’s proposal to extend the waiver of 100% of the incentive fees accrued for the period commencing on January 1, 2019 and ending on December 31, 2019 and waive base management fees in excess of 1.0% per annum commencing April 1, 2019. Previously, incentive fees were waived through June 30, 2019. Furthermore, the board of directors accepted the Advisor’s proposal to present to the stockholders at the annual meeting an amendment to the investment management agreement to permanently reduce the incentive fee based on pre-incentive fee income to 17.5% and reduce the base management fees to 1.0% of the Company’s gross assets commencing January 1, 2020. Waived incentive and base management fees shall not be subject to recoupment. Refer to Note 4 – Related Party Transactions for more information.

On March 5, 2019, in consultation with its board of directors, the Company accepted the Advisor’s proposal to move forward with a proposal seeking stockholder approval for an increase in leverage up to an amount that reduces the Company’s asset coverage ratio of 200% to an asset coverage ratio of 150%. If the Company receives stockholder approval, it would be allowed to increase its leverage capacity on the first day after such approval. However, in connection with the increased leverage, the Company would also need to amend its Revolving Facility with lender consent.

On March 5, 2019, the board of directors authorized the purchase of up to $15,000 of common stock of the Company through the renewal of the preexisting stock repurchase program. Such stock repurchase plan shall be in effect through March 5, 2020 and such repurchases shall be at such prices, times and manner as determined by certain officers of the Company. The Company provided its stockholders with notice of the Company’s ability to repurchase shares of the common stock in accordance with 1940 Act requirements. The Company will retire immediately all such shares of common stock purchased in connection with the stock repurchase program.

The Company expects to enter into a 10b5-1 plan on or before March 15, 2019 to repurchase such stock in accordance with the stock repurchase plan.

Schedule 12-14

THL Credit, Inc. and Subsidiaries

Schedule of Investments in and Advances to Affiliates

(dollar amounts in thousands)

Type of Investment/Portfolio company (1)(2)(9)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2018
Control Investments
—56.72% of net asset value
Control Investments - Majority Owned
—51.56% of net asset value
First lien senior secured debt
—13.96% of net asset value
Northeast
—0.00% of net asset value
Tri Starr Management Services, Inc. - LIFO revolving loan 9.0% (ABR+3.8%) due 9/30/2019	$—	$304	$—	$—	$—	$23	$—
Tri Starr Management Services, Inc. - Non LIFO revolving loan 7.0% (LIBOR + 4.8%) cash due 9/30/2019	—	73	(742)	—	(42)	79	—
Tri Starr Management Services, Inc. - Tranche 1-A term loan 7.0% (LIBOR + 4.8%) cash due 9/30/2019	—	—	(291)	—	(22)	38	—
Tri Starr Management Services, Inc. - Tranche 1-B term loan 7.0% (LIBOR + 4.8%) cash due 9/30/2019	—	—	(2,546)	1	(194)	334	—
Tri Starr Management Services, Inc. - Tranche 2 term loan 10% PIK due 9/30/2019	—	—	(1,709)	62	(167)	238	—
Tri Starr Management Services, Inc. - Tranche 3 term loan 10% PIK due 9/30/2019	—	—	(699)	379	(152)	—	—
Tri Starr Management Services, Inc. - Tranche 4 term loan 5% PIK due 9/30/2019	—	—	—	(1,062)	1,062	—	—

Subtotal Northeast	$—	$377	$(5,987)	$(620)	$485	$712	$—

Southeast
—2.24% of net asset value
Loadmaster Derrick & Equipment, Inc. - Senior secured revolving term loan (3) 13.1% (LIBOR+ 10.3%) due 12/31/2020	$5,000	$1,760	$—	$—	$—	$95	$5,000
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 11.9% (LIBOR + 10.3% PIK) (3) due 12/31/2020	8,315	—	—	—	(2,148)	—	1,663
Loadmaster Derrick & Equipment, Inc. - Senior secured term loan 13.7% (LIBOR + 12% PIK) (3) due 12/31/2020	1,885	—	—	—	—	—	—

Subtotal Southeast	$15,200	$1,760	$—	$—	$(2,148)	$95	$6,663

Type of Investment/Portfolio company (1)(2)(9)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2018
Southwest
—11.72% of net asset value
OEM Group, LLC - Senior secured term loan 12.0% (LIBOR+9.5%)(8% Cash and 4.0% PIK) due 6/30/2022	$19,091	$—	$—	$—	$—	$2,165	$19,091
OEM Group, LLC - Senior secured revolving term loan 12.0% (LIBOR+9.5%)(8.0% Cash and 4.0% PIK) due 6/30/2022	6,424	6,145	—	—	153	329	6,424
OEM Group, LLC - Senior secured revolving term loan 12.0% (LIBOR+9.5%)(8.0% Cash and 4.0% PIK) due 6/30/2022	9,115	1,620	(750)	—	(13)	1,042	9,115

Subtotal Southwest	$34,630	$7,765	$(750)	$—	$140	$3,536	$34,630

Subtotal first lien senior secured debt	$49,830	$9,902	$(6,737)	$(620)	$(1,523)	$4,343	$41,293

Second lien debt
—1.83% of net asset value
Southeast
—1.83% of net asset value
Copperweld Bimetallics, LLC - 12% cash due 10/5/2021	$5,415	$—	$—	$—	$—	$659	$5,415

Subtotal Southeast	$5,415	$—	$—	$—	$—	$659	$5,415

Subtotal second lien debt	$5,415	$—	$—	$—	$—	$659	$5,415

Equity Investments
—7.09% of net asset value
Northeast
—0% of net asset value
Tri Starr Management Services, Inc. (6)	—	$—	$(9,226)	$6,090	$(3,831)	$95	$—

Subtotal Northeast		$—	$(9,226)	$6,090	$(3,831)	$95	$—

Southeast
—6.52% of net asset value
Copperweld Bimetallics, LLC (5)	676.93	$—	$—	$—	$3	$482	$4,038
Copperweld Bimetallics, LLC (6)	609,230.00	—	—	(1)	6,052	731	15,244
Loadmaster Derrick & Equipment, Inc. (3)(5)	12,130.51	—	—	—	—	—	—
Loadmaster Derrick & Equipment, Inc. (3)(6)	2,955.60	—	—	—	—	—	—

Subtotal Southeast		$—	$—	$(1)	$6,055	$1,213	$19,282

Southwest
—0.57% of net asset value
OEM Group, LLC (6)	10,000	$—	$—	$—	$(8,464)	$—	$1,674

Subtotal Southwest		$—	$—	$—	$(8,464)	$—	$1,674

Subtotal equity investments		$—	$(9,226)	$6,089	$(6,240)	$1,308	$20,956

Investments in funds
—28.68% of net asset value
Northeast
—28.68% of net asset value
THL Credit Logan JV LLC (4) (7)		$25,600	$(207)	$(45)	$(5,978)	$9,798	$84,825

Subtotal investments in funds		$25,600	$(207)	$(45)	$(5,978)	$9,798	$84,825

Type of Investment/Portfolio company (1)(2)(9)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2018
Total Control Investments - Majority Owned		$35,502	$(16,170)	$5,424	$(13,741)	$16,108	$152,489

Control Investments - Less Than Majority Owned
—5.16% of net asset value
Equity Investments
West
—5.16% of net asset value
C&K Market, Inc. (6)	1,992,365	$—	$—	$—	$(2,336)	$1,742	$5,282
C&K Market, Inc. due 7/1/2024 (5)	1,992,365	—	—	—	—	—	9,962

Subtotal West		$—	$—	$—	$(2,336)	$1,742	$15,244

Subtotal equity investments		$—	$—	$—	$(2,336)	$1,742	$15,244

Total Control Investments - Less Than Majority Owned		$—	$—	$—	$(2,336)	$1,742	$15,244

Total Control Investments		$35,502	$(16,170)	$5,424	$(16,077)	$17,850	$167,733

Non-controlled, affiliated Investments
—4.24% of net asset value
First lien senior secured debt
—4.08% of net asset value
Southwest
—4.08% of net asset value
Charming Charlie LLC Senior Secured Term Loan (3) 12.5% (LIBOR+10%)(7.5% Cash and 5.0% PIK) due 4/23/2023	$11,469	$10,735	$—	$—	$(5,215)	$750	$5,850
Charming Charlie LLC Senior Secured Term Loan (3) 12.5% (LIBOR+10%)(3.5% Cash and 9.0% PIK) due 4/23/2023	14,040	12,882	—	—	(8,001)	904	5,554
Charming Charlie LLC Senior Secured Term Loan 20% Cash Due 5/15/19	671	$671	—	—	—	36	671
Charming Charlie LLC Senior Secured Delayed Draw Term Loan	—	—	—	—	—	151	—

Subtotal Southwest	$26,180	$24,288	$—	$—	$(13,216)	$1,841	$12,075

Subtotal first lien senior secured debt	$26,180	$24,288	$—	$—	$(13,216)	$1,841	$12,075

Equity Investments
—0.16% of net asset value
Southwest
—0.16% of net asset value
Charming Charlie LLC (6)	128,307,716	$—	$—	$—	$466	$—	$464

Subtotal Southwest		$—	$—	$—	$466	$—	$464

Subtotal equity investments		$—	$—	$—	$466	$—	$464

Type of Investment/Portfolio company (1)(2)(9)	Principal/No. of Shares /No. of Units	Purchases	Sales	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Dividends/ Interest Income/ Other Income	Fair Value at December 31, 2018

Investments in funds
—0.00% of net asset value
Northeast
—0.00% of net asset value
THL Credit Greenway Fund LLC (4) (8)		$—	$—	$—	$—	$87	$1
THL Credit Greenway Fund II LLC (4) (8)		—	(1)	—	—	805	3

Subtotal Northeast		$—	$(1)	$—	$—	$892	$4
Subtotal investments in funds		$—	$(1)	$—	$—	$892	$4

Total Affiliate Investments		$24,288	$(1)	$—	$(12,750)	$2,733	$12,543

Total Control and Affiliate Investments— 60.97% of net asset value		$59,790	$(16,169)	$5,424	$(28,827)	$20,583	$180,276

(1)

The principal amount and ownership detail as shown in the Consolidated Schedule of Investments as of December 31, 2018. Unless otherwise noted, all investments are valued using significant unobservable inputs.

(2)

Variable interest rate investments bear interest in reference to London Interbank offer rate, or LIBOR, Canadian Dollar offer rate, or CDOR, or Alternate Base Rate, or ABR, which are effective as of December 31, 2018. LIBOR loans and CDOR loans are typically indexed to 30-day, 60-day, 90-day or 180-day LIBOR or CDOR rates, at the borrower’s option, and ABR rates are typically indexed to the current prime rate or federal funds rate. Each of LIBOR, CDOR and ABR rates may be subject to interest floors. As of December 31, 2018, the 30-day, 60-day, 90-day and 180-day LIBOR rates were 2.52%, 2.62%, 2.80% and 2.87%, respectively. As of December 31, 2018, the 30-day, 60-day, 90-day and 180-day CDOR rates were 2.30%, 2.30%, 2.31% and 2.34%, respectively.

(3)	Loan was on non-accrual as of December 31, 2018.
(4)	Investment is measured at fair value using net asset value.
(5)	Preferred Stock.
(6)	Common stock and member interest.
(7)

Together with Perspecta Trident LLC, or Perspecta, an affiliate of Perspecta Trust LLC, the Company invests in THL Credit Logan JV LLC, of Logan JV. Logan JV is capitalized through equity contributions from its members and investment decisions must be unanimously approved by the Logan JV investment committee consisting of one representative from each of the Company and Perspecta.

(8)

Income includes certain fees relating to investment management services provided by the Company, including a base management fee, a performance fee and a portion of the closing fees on each investment transaction.

(9)

All debt investments are income-producing, unless otherwise noted. Equity and member interests are non-income-producing unless otherwise noted. The Company generally acquires its investments in private transactions exempt from registration under the Securities Act of 1933, as amended, or the Securities Act. Its investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

Report of Independent Auditors

To the Board of Directors of THL Credit Logan JV LLC:

We have audited the accompanying consolidated financial statements of THL Credit Logan JV LLC and its subsidiary (the “Company”), which comprise the consolidated statements of assets, liabilities and members’ capital, including the consolidated schedules of investments, as of December 31, 2018 and 2017 and the related consolidated statements of operations, of changes in members’ capital and of cash flows for each of the three years in the period ended December 31, 2018.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of THL Credit Logan JV LLC and its subsidiary as of December 31, 2018 and 2017, and the results of their operations, changes in their members’ capital and their cash flows for each of the three years in the period ended December 31, 2018, in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

March 6, 2019

THL Credit Logan JV LLC

Consolidated Statements of Assets, Liabilities and Members’ Capital

As of December 31, 2018 and 2017

	2018	2017
Assets
Investments at fair value (cost $337,104,247 and $252,710,136, respectively)	$329,771,204	$250,399,963
Cash and cash equivalents	26,867,919	10,637,075
Interest and fees receivable	1,137,544	906,453
Receivable for investments sold and paydown of investments	1,056,516	8,686,885

Total assets	$358,833,183	$270,642,347

Liabilities and Members’ Capital

Liabilities
Loans payable ($241,679,121 and $169,631,533 face amounts, respectively reported net of unamortized debt issuance costs of $2,322,632 and $1,521,857, respectively)	$239,356,489	$168,109,676
Distribution payable	3,360,000	3,300,000
Payable for investments purchased	7,342,000	15,616,333
Accrued credit facility expense	2,571,500	1,697,918
Accrued expenses	172,000	156,000

Total liabilities	$252,801,989	$188,879,927

Commitments and contingencies (Note 9)
Members’ Capital
Members’ capital	$106,031,194	$81,762,420

Total liabilities and members’ capital	$358,833,183	$270,642,347

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Statements of Operations

For the years ended December 31, 2018, 2017, and 2016

	2018	2017	2016
Investment Income
Interest income	$22,626,925	$16,996,380	$14,184,626
Other income	182,822	417,141	254,000

Total investment income	22,809,747	17,413,521	14,438,626
Expenses
Credit facility interest and fees	9,769,526	5,861,844	4,576,777
Amortization of deferred financing costs	740,789	468,483	352,524
Professional fees	96,000	99,406	140,500
Other general and administrative expenses	329,460	265,839	323,676

Total expenses	10,935,775	6,695,572	5,393,477

Net investment income	11,873,972	10,717,949	9,045,149

Realized (Loss) Gain and Change in Unrealized (Depreciation)
Appreciation on Investments
Net realized (loss) gain	(2,132,328)	1,133,423	306,170
Net change in unrealized (depreciation) appreciation on investments	(5,022,870)	(3,134,738)	6,641,912

Net realized (loss) gain and change in unrealized (depreciation) appreciation on investments	(7,155,198)	(2,001,315)	6,948,082

Net increase in members’ capital resulting from operations	$4,718,774	$8,716,634	$15,993,231

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Statements of Changes in Members’ Capital

For the years ended December 31, 2018, 2017, and 2016

Members’ capital, December 31, 2015	$55,977,555
Contributions	12,000,000
Distributions	(9,300,000)
Net investment income	9,045,149
Net realized gain	306,170
Net change in unrealized appreciation on investments	6,641,912
Members’ capital, December 31, 2016	$74,670,786
Contributions	10,000,000
Distributions	(11,625,000)
Net investment income	10,717,949
Net realized gain	1,133,423
Net change in unrealized depreciation on investments	(3,134,738)
Members’ capital, December 31, 2017	$81,762,420
Contributions	32,000,000
Distributions	(12,450,000)
Net investment income	11,873,972
Net realized loss	(2,132,328)
Net change in unrealized depreciation on investments	(5,022,870)
Members’ capital, December 31, 2018	$106,031,194

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Statements of Cash Flows

For the years ended December 31, 2018, 2017, and 2016

	2018	2017	2016
Cash flows from operating activities:
Net increase in members’ capital resulting from operations	$4,718,774	$8,716,634	$15,993,231
Adjustments to reconcile net increase (decrease) in members’ capital resulting from operations to net cash used in operating activities:
Net change in unrealized depreciation (appreciation) on investments	5,022,870	3,134,738	(6,641,912)
Net realized loss (gain)	2,132,328	(1,133,423)	(306,170)
Amortization of deferred financing costs	740,789	468,483	352,524
Accretion of discount	(1,203,605)	(2,316,674)	(1,334,801)
Increase in investments due to PIK	—	(29,894)	—
Purchase of investments	(195,767,808)	(170,454,801)	(105,114,920)
Proceeds from sales and repayments of investments	109,812,981	124,561,998	73,742,952
Changes in operating assets and liabilities:
(Increase) decrease in interest receivable	(231,091)	(264,692)	13,350
Increase in accrued credit facility expense	873,582	499,318	478,223
Increase (decrease) in accrued expenses	16,000	(12,000)	72,754
Net cash used in operating activities	(73,885,180)	(36,830,313)	(22,744,769)
Cash flows from financing activities:
Borrowings under credit facility	72,047,588	40,374,283	21,120,250
Contributions received	32,000,000	10,000,000	12,000,000
Distributions paid	(12,390,000)	(12,520,000)	(7,480,000)
Financing costs paid	(1,541,564)	(234,913)	(718,166)
Net cash provided by financing activities	90,116,024	37,619,370	24,922,084

Net increase in cash	16,230,844	789,057	2,177,315
Cash and cash equivalents, beginning of year	10,637,075	9,848,018	7,670,703
Cash and cash equivalents, end of year	$26,867,919	$10,637,075	$9,848,018
Supplemental Disclosure of Cash Flow Information:
Cash interest paid	8,895,945	5,329,393	3,685,975
Supplemental Disclosure of Non Cash Flow Information:
Securities issued in restructuring of investments	—	869,704	—
PIK income earned	—	29,894	—

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Schedule of Investments

As of December 31, 2018

Company/Security/Country(13)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal / Shares	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans Canada
PNI Canada Acquireco Corp.	High Tech Industries	6.85% (LIBOR + 4.5%)	10/31/2018	10/31/2025	$1,733,333	$1,724,824	$1,698,667
Total Canada						$1,724,824	$1,698,667

Germany
Rhodia Acetow	Consumer goods: Non-Durable	8.09% (LIBOR + 5.5%)	04/21/2017	05/31/2023	$985,000	$974,127	$955,450
VAC Germany Holding GmbH	Metals & Mining	6.8% (LIBOR + 4%)	02/26/2018	02/26/2025	2,977,500	2,964,329	2,973,778
Total Germany						$3,938,456	$3,929,228

United Kingdom
Auxey Bidco Ltd.	Services: Business	7.97% (LIBOR + 5.5%)	08/07/2018	08/07/2025	$5,000,000	$4,806,114	$4,812,500
EG Group	Retail	6.81% (LIBOR + 4%)	03/23/2018	02/07/2025	2,845,171	2,832,386	2,749,146
Total United Kingdom						$7,638,500	$7,561,646

United States of America
1A Smart Start LLC	Services: Consumer	7.09% (LIBOR + 4.5%)	08/28/2015	02/21/2022	$4,346,634	$4,329,746	$4,346,634
A Place for Mom Inc.	Media: Advertising, Printing & Publishing	6.27% (LIBOR + 3.75%)	07/28/2017	08/10/2024	3,950,000	3,934,094	3,969,750
A10 Capital, LLC	Banking, Finance, Insurance & Real Estate	8.96% (LIBOR + 6.5%)	04/25/2018	04/27/2023	5,000,000	4,956,723	4,925,000
Achilles Acquisition LLC	Banking, Finance, Insurance & Real Estate	6.56% (LIBOR + 4%)	10/04/2018	10/03/2025	4,000,000	3,990,272	3,950,000
Advanced Computer Software	High Tech Industries	7.14% (LIBOR + 4.75%)	05/25/2018	05/31/2024	1,496,250	1,492,854	1,485,028
Advanced Integration Technology LP	Aerospace & Defense	7.46% (LIBOR + 4.75%)	07/15/2016	04/03/2023	1,955,175	1,941,317	1,935,623
AgroFresh Inc.	Chemicals, Plastics & Rubber	7.55% (LIBOR + 4.75%)	12/01/2015	07/31/2021	1,934,837	1,928,162	1,909,442
Air Medical Group Holdings Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	09/26/2017	03/14/2025	2,227,500	2,212,807	2,081,120
Alcami Carolinas Corp.	Healthcare & Pharmaceuticals	6.71% (LIBOR + 4.25%)	07/09/2018	07/06/2025	3,990,000	3,971,197	3,970,050
Alchemy US Holdco 1 LLC	Chemicals, Plastics & Rubber	8.12% (LIBOR + 5.5%)	10/01/2018	09/28/2025	2,000,000	1,970,898	1,995,000
Alpha Media LLC	Media: Broadcasting & Subscription	9% (LIBOR + 6.5%)	02/24/2016	02/25/2022	3,042,741	2,962,067	2,930,539
AMCP Clean Acquisition Co LLC	Wholesale	7.05% (LIBOR + 4.25%)	07/10/2018	07/10/2025	2,407,258	2,395,885	2,386,194
AMCP Clean Acquisition Co LLC(3)	Wholesale	7.15% (LIBOR + 4.25%)	07/10/2018	07/10/2025	580,645	224,531	222,193
American Sportsman Holdings Co	Retail	7.52% (LIBOR + 5%)	11/22/2016	09/25/2024	3,950,000	3,906,373	3,795,950
Ansira Holdings, Inc.(4)	Media: Diversified & Production	8.27% (LIBOR + 5.75%)	04/17/2018	12/20/2022	612,820	149,790	148,870
Ansira Holdings, Inc.	Media: Diversified & Production	8.27% (LIBOR + 5.75%)	12/20/2016	12/20/2022	1,849,798	1,837,513	1,840,549
AP Gaming I LLC	Hotel, Gaming & Leisure	6.02% (LIBOR + 3.5%)	06/06/2016	02/15/2024	2,462,578	2,457,343	2,423,583
APC Aftermarket	Automotive	7.62% (LIBOR + 5%)	05/09/2017	05/10/2024	492,500	484,949	448,175
Aptean, Inc.	High Tech Industries	7.06% (LIBOR + 4.25%)	12/15/2017	12/20/2022	928,740	922,011	920,224
AQA Aquisition Holding, Inc.	High Tech Industries	7.05% (LIBOR + 4.25%)	10/01/2018	05/24/2023	1,994,937	1,994,937	1,984,962
ATI Merger Sub Inc.(11)	Healthcare & Pharmaceuticals	7.31% (LIBOR + 4.5%)	12/19/2018	12/05/2025	4,333,333	4,290,000	4,300,833
Avaya Inc.	Telecommunications	6.71% (LIBOR + 4.25%)	11/09/2017	12/15/2024	2,588,021	2,564,212	$2,505,527
Barbri Inc.	Media: Diversified & Production	6.6% (LIBOR + 4.25%)	12/01/2017	11/21/2023	3,121,622	3,108,777	3,059,189
BCP Qualtek Merger Sub LLC	Telecommunications	8.28% (LIBOR + 5.75%)	07/16/2018	07/16/2025	3,990,000	3,914,946	3,902,719
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	6.47% (LIBOR + 4%)	11/17/2017	11/01/2023	2,927,347	2,915,319	2,893,199
Big Ass Fans LLC	Capital Equipment	6.55% (LIBOR + 3.75%)	11/07/2017	05/21/2024	2,474,878	2,464,598	2,443,942
Big River Steel LLC	Metals & Mining	7.8% (LIBOR + 5%)	08/15/2017	08/23/2023	1,975,000	1,959,623	1,960,187
BI—LO LLC	Retail	10.78% (LIBOR + 8%)	05/15/2018	05/31/2024	1,492,500	1,438,227	1,434,039

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2018

Company/Security/Country(13)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal / Shares	Amortized Cost	Fair Value(2)
Bomgar Corp.	High Tech Industries	6.52% (LIBOR + 4%)	04/17/2018	04/18/2025	$3,984,987	$3,975,621	$3,865,438
Brand Energy & Infrastructure Services, Inc.	Energy: Oil & Gas	6.76% (LIBOR + 4.25%)	06/16/2017	06/21/2024	2,955,000	2,931,765	2,813,810
California Cryobank LLC	Healthcare & Pharmaceuticals	6.8% (LIBOR + 4%)	08/03/2018	07/26/2025	3,200,313	3,185,200	3,200,313
Cambium Learning Inc.	Services: Consumer	4.5% (LIBOR + 4.5%)	12/18/2018	12/11/2025	2,000,000	1,900,000	1,907,500
CC Amulet Intermediate, LLC(5) (12)	Healthcare & Pharmaceuticals	7.56% (LIBOR + 4.75%)	06/18/2018	04/30/2024	1,538,462	(13,996)	(15,385)
CC Amulet Intermediate, LLC	Healthcare & Pharmaceuticals	7.27% (LIBOR + 4.75%)	06/18/2018	04/30/2024	3,444,231	3,412,896	3,409,788
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	8.55% (LIBOR + 5.75%)	07/07/2015	10/05/2023	4,937,500	4,919,549	4,937,500
Commercial Barge Line Co.	Transportation: Cargo	11.27% (LIBOR + 8.75%)	11/06/2015	11/12/2020	1,293,750	1,269,693	939,263
Constellis Holdings, LLC	Aerospace & Defense	7.52% (LIBOR + 5%)	04/18/2017	04/21/2024	1,970,000	1,955,062	1,891,200
Conyers Park Parent Merger Sub Inc.	Beverage, Food & Tobacco	6.27% (LIBOR + 3.5%)	06/21/2017	07/07/2024	1,975,000	1,967,167	1,955,250
Country Fresh Holdings, LLC(14)	Beverage, Food & Tobacco	7.8% (LIBOR + 5%)	07/14/2017	03/31/2023	4,340,351	4,307,788	3,667,596
Covenant Surgical Partners Inc.	Healthcare & Pharmaceuticals	7.3% (LIBOR + 4.5%)	09/29/2017	10/04/2024	2,972,216	2,965,823	2,927,633
CPI Acquisition, Inc.	Services: Consumer	7.02% (LIBOR + 4.5%)	08/14/2015	08/17/2022	4,187,266	4,106,515	2,684,038
CryoLife Inc.	Healthcare & Pharmaceuticals	6.05% (LIBOR + 3.25%)	11/15/2017	12/02/2024	1,980,000	1,971,620	1,940,400
CT Technologies Intermediate Holdings, Inc.(14)	Healthcare & Pharmaceuticals	6.77% (LIBOR + 4.25%)	02/11/2015	12/01/2021	1,920,350	1,924,711	1,601,889
Deerfield Holdings Corp.	Banking, Finance, Insurance & Real Estate	5.77% (LIBOR + 3.25%)	12/06/2017	02/13/2025	248,125	247,580	235,616
DigiCert, Inc.	High Tech Industries	6.52% (LIBOR + 4%)	09/20/2017	10/31/2024	995,006	990,819	977,594
Drilling Info Inc.	High Tech Industries	6.77% (LIBOR + 4.25%)	07/27/2018	07/26/2025	4,488,750	4,467,558	4,477,528
DXP Enterprises, Inc.	Wholesale	7.27% (LIBOR + 4.75%)	08/16/2017	08/29/2023	1,481,250	1,469,708	1,470,141
Eliassen Group, LLC	Services: Business	7.02% (LIBOR + 4.5%)	10/19/2018	10/19/2023	4,166,667	4,146,173	4,145,833
Empower Payments Acquisition	Services: Business	7.05% (LIBOR + 4.25%)	10/05/2018	10/05/2025	4,000,000	3,990,210	3,990,000
Evo Payments International, LLC	Banking, Finance, Insurance & Real Estate	5.76% (LIBOR + 3.25%)	12/08/2016	12/22/2023	2,593,998	2,575,517	2,511,846
Gold Standard Baking, Inc.	Wholesale	7.31% (LIBOR + 4.5%)	05/19/2015	04/23/2021	2,480,570	2,475,680	2,257,318
Golden West Packaging Group LLC	Containers, Packaging & Glass	7.77% (LIBOR + 5.25%)	02/09/2018	06/20/2023	4,731,099	4,711,129	4,719,271
Great Dane Merger Sub Inc.	High Tech Industries	6.27% (LIBOR + 3.75%)	05/02/2018	05/21/2025	2,985,000	2,971,387	2,917,838
Gruden Acquisition Inc.	Transportation: Cargo	8.3% (LIBOR + 5.5%)	06/21/2017	08/18/2022	1,969,543	1,934,561	1,933,432
Gulf Finance, LLC	Energy: Oil & Gas	8.06% (LIBOR + 5.25%)	08/17/2016	08/25/2023	1,874,821	1,837,436	1,445,956
Heartland Dental LLC(6)(12)	Healthcare & Pharmaceuticals	6.56% (LIBOR + 3.75%)	04/19/2018	04/17/2025	125,217	(567)	(4,852)
Heartland Dental LLC	Healthcare & Pharmaceuticals	6.27% (LIBOR + 3.75%)	04/19/2018	04/30/2025	1,368,085	1,361,889	1,315,072
Help/Systems Holdings, Inc.	High Tech Industries	6.27% (LIBOR + 3.75%)	03/23/2018	03/28/2025	1,990,000	1,985,544	1,915,375
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	6.26% (LIBOR + 3.75%)	12/14/2017	12/19/2024	4,950,000	4,928,625	4,801,500
Idera Inc.	High Tech Industries	7.03% (LIBOR + 4.5%)	06/27/2017	06/28/2024	2,331,764	2,313,336	2,336,136
Infoblox Inc.	High Tech Industries	7.02% (LIBOR + 4.5%)	11/03/2016	11/07/2023	2,135,719	2,100,036	2,132,440
Intermedia Holdings, Inc.	Telecommunications	8.52% (LIBOR + 6%)	07/13/2018	07/11/2025	3,000,000	2,971,743	2,996,250
International Textile Group Inc.	Consumer goods: Durable	7.35% (LIBOR + 5%)	04/20/2018	04/19/2024	987,500	983,091	970,219
Isagenix International LLC	Services: Consumer	8.55% (LIBOR + 5.75%)	04/26/2018	06/14/2025	1,950,000	1,931,991	1,896,375
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.76% (LIBOR + 4.25%)	06/10/2016	06/24/2022	3,901,935	3,867,900	3,901,935
LifeScan Global Corp.	Healthcare & Pharmaceuticals	8.4% (LIBOR + 6%)	06/19/2018	10/01/2024	2,250,000	2,185,070	2,131,875
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR + 4.25%)	03/09/2018	03/17/2025	466,993	464,911	464,658
LSCS Holdings Inc.	Healthcare & Pharmaceuticals	6.96% (LIBOR + 4.25%)	03/09/2018	03/17/2025	1,809,103	1,801,037	1,800,057

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2018

Company/Security/Country(13)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal / Shares	Amortized Cost	Fair Value(2)
Lyons Magnus Inc aka	Beverage, Food & Tobacco	6.02% (LIBOR + 3.5%)	06/08/2018	11/11/2024	$3,963,797	$3,951,634	$3,943,978
MAG DS Corp.	Aerospace & Defense	7.27% (LIBOR + 4.75%)	06/01/2018	05/30/2025	2,985,000	2,957,510	2,970,075
Mavenir Systems Inc.	Telecommunications	8.39% (LIBOR + 6%)	05/01/2018	05/01/2025	1,990,000	1,953,787	1,983,791
MCS Group Holdings LLC	Banking, Finance, Insurance & Real Estate	7.27% (LIBOR + 4.75%)	05/12/2017	05/20/2024	1,970,000	1,962,388	1,622,788
MDVIP Inc.	Healthcare & Pharmaceuticals	6.75% (LIBOR + 4.25%)	11/10/2017	11/14/2024	4,256,451	4,243,775	4,229,849
Merrill Communications LLC	Media: Advertising, Printing & Publishing	7.78% (LIBOR + 5.25%)	05/29/2015	06/01/2022	747,744	745,465	747,744
Miller’s Ale House Inc.	Hotel, Gaming & Leisure	7.1% (LIBOR + 4.75%)	05/24/2018	05/21/2025	2,388,000	2,376,942	2,352,180
MLN US Holdco LLC	Telecommunications	7.02% (LIBOR + 4.5%)	07/13/2018	11/30/2025	3,000,000	2,992,562	2,915,640
Morphe, LLC	Consumer goods: Non-Durable	8.52% (LIBOR + 6%)	02/21/2017	02/10/2023	2,737,500	2,709,123	2,723,813
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	7.28% (LIBOR + 4.5%)	07/13/2015	06/30/2021	4,489,283	4,479,899	4,466,837
New Insight Holdings Inc.	Services: Business	8.02% (LIBOR + 5.5%)	12/08/2017	12/20/2024	1,980,000	1,895,366	1,947,825
NextCare, Inc.(7)(12)	Healthcare & Pharmaceuticals	7.56% (LIBOR + 4.75%)	02/13/2018	02/28/2023	588,235	(4,893)	—
NextCare, Inc.	Healthcare & Pharmaceuticals	7.27% (LIBOR + 4.75%)	02/13/2018	02/28/2023	3,386,176	3,358,008	3,386,176
Northern Star Holdings Inc.	Utilities: Electric	7.55% (LIBOR + 4.75%)	03/28/2018	03/14/2025	4,218,125	4,199,207	4,212,852
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	8.03% (LIBOR + 5.25%)	09/13/2017	09/13/2023	3,000,000	2,970,630	2,955,000
OB Hospitalist Group Inc.	Healthcare & Pharmaceuticals	6.35% (LIBOR + 4%)	08/08/2017	08/01/2024	2,238,000	2,229,007	2,204,430
Odyssey Logistics & Technology Corporation	Transportation: Cargo	6.52% (LIBOR + 4%)	10/06/2017	10/12/2024	1,980,037	1,971,052	1,920,636
OpenLink	High Tech Industries	7.27% (LIBOR + 4.75%)	03/02/2018	03/21/2025	1,830,529	1,822,324	1,820,233
Orion Business Innovations(8)(12)	High Tech Industries	7.31% (LIBOR + 4.5%)	10/18/2018	10/19/2025	564,516	(5,525)	(5,645)
Orion Business Innovations	High Tech Industries	7.16% (LIBOR + 4.5%)	10/18/2018	10/19/2025	1,930,645	1,911,750	1,911,339
OSM MSO, LLC	Healthcare & Pharmaceuticals	7.8% (LIBOR + 5%)	10/16/2018	08/09/2023	3,990,000	3,951,804	3,950,100
Output Services Group Inc.	Services: Business	6.77% (LIBOR + 4.25%)	03/26/2018	03/21/2024	4,468,173	4,448,349	4,345,298
Park Place Technologies, LLC	High Tech Industries	6.52% (LIBOR + 4%)	03/22/2018	03/22/2025	2,328,300	2,317,874	2,307,927
PH Beauty Holdings III, Inc.	Containers, Packaging & Glass	7.52% (LIBOR + 5%)	10/04/2018	09/28/2025	2,992,500	2,963,206	2,887,763
Ping Identity Corp.	High Tech Industries	6.27% (LIBOR + 3.75%)	01/23/2018	01/24/2025	1,492,500	1,485,967	1,485,038
Pivotal Payments	Services: Business	9% (LIBOR + 4.5%)	09/27/2018	09/29/2025	3,095,690	3,065,755	3,064,733
Pivotal Payments(9)	Services: Business	6.98% (LIBOR + 4.5%)	09/27/2018	09/29/2025	896,552	549,826	549,530
PLH Group Inc.	Energy: Oil & Gas	8.59% (LIBOR + 6%)	08/01/2018	07/25/2023	3,172,857	3,084,659	3,109,400
Polar US Borrower	Chemicals, Plastics & Rubber	7.19% (LIBOR + 4.75%)	08/21/2018	10/15/2025	3,000,000	2,883,250	2,895,000
Premise Health Holding Corp. (10) (12)	Healthcare & Pharmaceuticals	6.56% (LIBOR + 3.75%)	08/14/2018	07/11/2025	294,107	(703)	(4,412)
Premise Health Holding Corp.	Healthcare & Pharmaceuticals	6.55% (LIBOR + 3.75%)	08/14/2018	07/11/2025	3,696,629	3,678,968	3,641,179
Project Leopard Holdings Inc.	High Tech Industries	6.52% (LIBOR + 4%)	06/21/2017	07/07/2023	1,728,169	1,724,529	1,691,445
PSC Industrial Outsourcing, LP	Chemicals, Plastics & Rubber	6.21% (LIBOR + 3.75%)	10/05/2017	10/11/2024	1,980,000	1,963,573	1,935,450
Pure Fishing Inc.(11)	Consumer goods: Non-Durable	7.06% (LIBOR + 4.25%)	12/20/2018	11/30/2025	1,200,000	1,152,000	1,158,000
Quidditch Acquisition Inc.	Beverage, Food & Tobacco	9.47% (LIBOR + 7%)	03/16/2018	03/21/2025	1,013,617	995,561	1,008,549
Red Ventures LLC	Media: Advertising, Printing & Publishing	5.52% (LIBOR + 3%)	10/18/2017	11/08/2024	2,038,641	2,021,888	1,946,902
SCS Holdings Inc.	High Tech Industries	6.77% (LIBOR + 4.25%)	11/20/2015	10/30/2022	1,558,453	1,550,985	1,540,921
Silverback Merger Sub Inc.	High Tech Industries	6.01% (LIBOR + 3.5%)	08/11/2017	08/21/2024	1,185,000	1,182,430	1,068,473
Situs Group Holdings Corporation	Banking, Finance, Insurance & Real Estate	7.02% (LIBOR + 4.5%)	02/21/2018	02/27/2023	2,971,667	2,959,124	2,971,667
SMS Systems Maintenance Services Inc.(14)	High Tech Industries	7.52% (LIBOR + 5%)	02/09/2017	10/30/2023	2,940,000	2,929,348	2,239,927

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2018

Company/Security/Country(13)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal / Shares	Amortized Cost	Fair Value(2)
SoClean, Inc.	Healthcare & Pharmaceuticals	8.74% (LIBOR + 6%)	02/13/2018	12/20/2022	$5,101,090	$5,056,831	$5,126,595
Starfish-V Merger Sub Inc.	High Tech Industries	7.02% (LIBOR + 4.5%)	08/11/2017	08/16/2024	1,234,406	1,224,408	1,223,223
STS Operating, Inc.	Capital Equipment	6.77% (LIBOR + 4.25%)	04/27/2018	12/11/2024	1,488,722	1,485,345	1,452,747
ThoughtWorks, Inc.	High Tech Industries	6.52% (LIBOR + 4%)	10/06/2017	10/11/2024	3,981,069	3,969,773	3,931,305
TKC Holdings Inc.	Services: Business	6.28% (LIBOR + 3.75%)	06/08/2017	02/01/2023	294,750	293,681	281,304
TOMS Shoes LLC	Retail	8.3% (LIBOR + 5.5%)	12/18/2014	10/30/2020	1,925,000	1,879,189	1,519,143
Tupelo Buyer Inc.	Transportation: Cargo	6.22% (LIBOR + 3.75%)	10/02/2017	10/07/2024	2,204,343	2,189,883	2,160,256
TV Borrower US LLC	High Tech Industries	7.55% (LIBOR + 4.75%)	02/16/2017	02/22/2024	982,500	978,858	977,587
Uber Technologies, Inc.	Services: Consumer	6.39% (LIBOR + 4%)	03/22/2018	04/04/2025	2,786,000	2,773,473	2,721,574
US Salt LLC	Consumer goods: Non-Durable	7.27% (LIBOR + 4.75%)	11/30/2017	12/01/2023	2,977,500	2,952,396	2,977,500
US Shipping Corp.	Utilities: Oil & Gas	6.77% (LIBOR + 4.25%)	03/09/2016	06/26/2021	205,934	200,288	197,697
Utility One Source L.P.	Construction & Building	8.02% (LIBOR + 5.5%)	04/07/2017	04/18/2023	985,000	977,925	985,000
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	7.53% (LIBOR + 5%)	12/09/2014	07/01/2020	1,996,192	1,897,545	1,876,421
Vertiv Group Corporation	Capital Equipment	6.71% (LIBOR + 4%)	09/30/2016	11/30/2023	1,504,310	1,471,251	1,374,564
Vistage Worldwide, Inc.	Services: Consumer	6.46% (LIBOR + 4%)	02/06/2018	02/10/2025	2,501,100	2,495,616	2,463,583
Weight Watchers International, Inc.	Services: Consumer	7.56% (LIBOR + 4.75%)	11/20/2017	11/29/2024	2,565,000	2,521,594	2,542,556
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	7.02% (LIBOR + 4.5%)	08/18/2017	09/29/2023	4,950,000	4,929,660	4,950,000
Yak Access LLC	Energy: Oil & Gas	7.52% (LIBOR + 5%)	06/29/2018	07/02/2025	2,981,250	2,896,793	2,504,250
Zenith Merger Sub, Inc.	Services: Business	8.3% (LIBOR + 5.5%)	12/22/2017	12/13/2023	2,970,000	2,945,336	2,970,000

Total United States of America						$306,979,198	$299,971,903

Total Senior Secured First Lien Term Loans						$320,280,978	$313,161,444

Second Lien Term Loans
United States of America
ABG Intermediate Holdings 2 LLC	Retail	10.27% (LIBOR + 7.75%)	09/26/2017	09/29/2025	$2,333,333	$2,318,455	$2,298,333
AQA Aquisition Holding, Inc.	High Tech Industries	10.4% (LIBOR + 8%)	10/01/2018	05/24/2024	1,000,000	990,262	1,000,000
CH Hold Corp.	Automotive	9.77% (LIBOR + 7.25%)	01/26/2017	02/03/2025	1,000,000	996,187	998,750
Constellis Holdings, LLC	Aerospace & Defense	11.52% (LIBOR + 9%)	04/18/2017	04/21/2025	1,000,000	988,171	957,500
DigiCert, Inc.	High Tech Industries	10.52% (LIBOR + 8%)	09/20/2017	10/31/2025	600,000	597,475	584,250
DiversiTech Holdings Inc.	Consumer goods: Durable	10.3% (LIBOR + 7.5%)	05/18/2017	06/02/2025	2,000,000	1,983,901	1,930,000
Gruden Acquisition Inc.	Transportation: Cargo	11.3% (LIBOR + 8.5%)	07/31/2015	08/18/2023	500,000	485,531	501,250
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	9.5% (LIBOR + 7%)	08/11/2017	08/15/2025	979,043	970,936	948,448
NextCare, Inc.	Healthcare & Pharmaceuticals	11.27% (LIBOR + 8.75%)	02/13/2018	08/28/2023	1,000,000	987,295	1,030,000
Optiv Security Inc.	High Tech Industries	9.77% (LIBOR + 7.25%)	01/19/2017	01/31/2025	1,500,000	1,494,292	1,365,000
Park Place Technologies, LLC	High Tech Industries	10.52% (LIBOR + 8%)	03/22/2018	03/29/2026	700,000	693,638	696,500
SESAC Holdco II LLC	Media: Diversified & Production	9.76% (LIBOR + 7.25%)	02/13/2017	02/24/2025	1,000,000	992,303	985,000
TKC Holdings Inc.	Services: Business	10.53% (LIBOR + 8%)	01/31/2017	02/01/2024	1,850,000	1,838,493	1,824,729
TV Borrower US LLC	High Tech Industries	11.05% (LIBOR + 8.25%)	02/16/2017	02/22/2025	1,000,000	988,389	1,006,250

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2018

Company/Security/Country(13)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal / Shares	Amortized Cost	Fair Value(2)
Wash Multifamily Laundry Systems, LLC	Services: Consumer	9.52% (LIBOR + 7%)	05/04/2015	05/15/2023	$425,479	$423,727	$411,651
Wash Multifamily Laundry Systems, LLC	Services: Consumer	9.52% (LIBOR + 7%)	05/04/2015	05/12/2023	74,521	74,214	72,099

Total United States of America						$16,823,269	$16,609,760

Total Second Lien Term Loans						$16,823,269	$16,609,760

Total Investments						$337,104,247	$329,771,204

Cash equivalents
Dreyfus Government Cash Management Fund					$25,230,010	$25,230,010	$25,230,010

Total Cash equivalents						$21,558,503	$21,558,503

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates may be subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)

Represents a delayed draw commitment of $580,645, of which $353,371 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.50% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(4)

Represents a delayed draw commitment of $612,820, of which $460,886 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(5)	Represents a delayed draw commitment of $1,538,462, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(6)	Represents a delayed draw commitment of $125,217, which was unfunded as of December 31, 2018. Issuer pays 3.75% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(7)	Represents a delayed draw commitment of $588,235, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(8)	Represents a delayed draw commitment of $564,516, which was unfunded as of December 31, 2018. Issuer does not pay unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(9)

Represents a delayed draw commitment of $896,552, of which $338,056 was unfunded as of December 31, 2018. Unfunded amounts of a delayed draw position have a lower rate than the contractual fully funded rate. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.

(10)	Represents a delayed draw commitment of $294,107, which was unfunded as of December 31, 2018. Issuer pays 1.00% unfunded commitment fee on delayed draw term loan and/or revolving loan facilities.
(11)	Unsettled trade that interest will start to accrue on when the trade settles. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.
(12)	Unfunded amount will start to accrue interest when the position is funded. 3 month Libor as of December 31, 2018 is shown to reflect possible projected interest rate.
(13)	All investments are pledged as collateral for loans payable unless otherwise noted.
(14)	Investment was not pledged as collateral for loans payable as of December 31, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

Consolidated Schedule of Investments

As of December 31, 2017

Company/Security/Country(7)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Senior Secured First Lien Term Loans
Canada
Can Am Construction Inc.	Construction & Building	7.07% (LIBOR +5.5%)	06/29/2017	07/01/2024	$1,194,000	$1,160,498	$1,205,940
Parq Holdings LP	Hotel, Gaming & Leisure	9.19% (LIBOR +7.5%)	12/05/2014	12/17/2020	997,500	989,245	1,003,734
PNI Canada Acquireco Corp.	High Tech Industries	7.32% (LIBOR +5.75%)	08/23/2017	09/21/2022	1,820,438	1,717,124	1,763,549
Total Canada						$3,866,867	$3,973,223
Cayman Islands
Lindblad Maritime	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	$334,286	$335,506	$336,793
Total Cayman Islands						$335,506	$336,793
Denmark
Rhodia Acetow	Construction & Building	7.19% (LIBOR +5.5%)	04/21/2017	05/31/2023	$995,000	$981,527	$998,731
Total Denmark						$981,527	$998,731
Luxembourg
AMS FinCo SARL	Services: Business	7.07% (LIBOR +5.5%)	05/17/2017	05/27/2024	$2,487,500	$2,464,711	$2,512,375
Total Luxembourg						$2,464,711	$2,512,375
United States of America
1A Smart Start LLC	Services: Consumer	6.19% (LIBOR +4.5%)	03/20/2017	02/21/2022	$1,593,492	$1,587,798	$1,585,525
1A Smart Start LLC	Services: Consumer	6.44% (LIBOR +4.75%)	08/28/2015	02/21/2022	2,450,000	2,434,340	2,450,000
A Place for Mom Inc.	Services: Consumer	5.69% (LIBOR +4%)	07/28/2017	08/10/2024	3,990,000	3,971,070	4,002,469
Advanced Integration Technology LP	Aerospace & Defense	6.32% (LIBOR +4.75%)	07/15/2016	04/03/2023	1,975,075	1,957,785	1,989,888
AgroFresh Inc.	Services: Business	6.44% (LIBOR +4.75%)	12/01/2015	07/31/2021	1,954,887	1,945,530	1,935,338
Air Medical Group Holdings Inc.	Healthcare & Pharmaceuticals	4.25% (LIBOR +4.25%)	09/26/2017	09/25/2024	2,250,000	2,233,125	2,258,910
Alpha Media LLC	Media: Broadcasting & Subscription	7.42% (LIBOR +6%)	02/24/2016	02/25/2022	3,298,836	3,183,754	3,158,635
American Sportsman Holdings Co.	Retail	6.569% (LIBOR +5%)	11/22/2016	09/25/2024	3,990,000	3,938,250	3,985,012
Ansira Holdings, Inc.(3)	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	253,839	138,383	139,224
Ansira Holdings, Inc.	Media: Advertising, Printing & Publishing	8.19% (LIBOR +6.5%)	12/20/2016	12/20/2022	1,728,000	1,713,634	1,719,360
AP Gaming I LLC	Hotel, Gaming & Leisure	7.07% (LIBOR +5.5%)	06/06/2017	02/15/2024	2,487,500	2,481,797	2,517,051
APC Aftermarket	Automotive	6.41% (LIBOR +5%)	05/09/2017	05/10/2024	497,500	488,443	491,906
Aptean, Inc.	Services: Business	5.95% (LIBOR +4.25%)	12/15/2017	12/20/2022	1,985,000	1,966,996	2,004,026
Avaya Inc.	Telecommunications	6.23% (LIBOR +4.75%)	11/09/2017	12/15/2024	2,614,162	2,586,088	2,577,407
Barbri Inc.	Media: Diversified & Production	5.73% (LIBOR +4.25%)	12/01/2017	11/21/2023	3,500,000	3,482,653	3,500,000
Beasley Mezzanine Holdings LLC	Media: Broadcasting & Subscription	5.49% (LIBOR +4%)	11/17/2017	11/15/2023	3,033,333	3,018,314	3,063,667
Big Ass Fans LLC	Services: Business	5.94% (LIBOR +4.25%)	11/07/2017	05/21/2024	2,500,000	2,487,681	2,510,950
Big River Steel LLC	Metals & Mining	6.69% (LIBOR +5%)	08/15/2017	08/23/2023	1,995,000	1,976,122	2,017,444
Birch Communications, Inc.	Telecommunications	8.6% (LIBOR +7.25%)	12/05/2014	07/17/2020	1,288,951	1,279,929	1,234,171
Brand Energy & Infrastructure Services, Inc.	Services: Business	5.63% (LIBOR +4.25%)	06/16/2017	06/21/2024	2,985,000	2,957,241	3,000,492
Clear Balance Holdings, LLC	Banking, Finance, Insurance & Real Estate	7.44% (LIBOR +5.75%)	07/07/2015	06/30/2020	4,987,500	4,976,134	4,937,625

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2017

Company/Security/Country(7)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Commercial Barge Line Co.	Transportation: Cargo	10.32% (LIBOR +8.75%)	11/06/2015	11/12/2020	$1,368,750	$1,329,535	$799,726
Constellis Holdings, LLC	Aerospace & Defense	6.69% (LIBOR +5%)	04/18/2017	04/21/2024	1,990,000	1,972,056	2,013,631
ConvergeOne Holdings Corp.	Telecommunications	6.45% (LIBOR +4.75%)	06/15/2017	06/20/2024	1,990,000	1,971,596	1,996,627
Conyers Park Parent Merger Sub Inc.	Retail	5.39% (LIBOR +4%)	06/21/2017	07/07/2024	1,995,000	1,985,654	2,012,456
Country Fresh Holdings, LLC	Beverage, Food & Tobacco	6.69% (LIBOR +5%)	07/14/2017	03/31/2023	4,873,684	4,828,509	4,824,947
Covenant Surgical Partners Inc.(5)	Healthcare & Pharmaceuticals	6.13% (LIBOR +4.75%)	09/29/2017	09/28/2024	692,308	126,012	132,885
Covenant Surgical Partners Inc.	Healthcare & Pharmaceuticals	6.09% (LIBOR +4.75%)	09/29/2017	10/04/2024	2,307,692	2,302,091	2,325,000
CPI Acquisition, Inc.	Services: Consumer	5.96% (LIBOR +4.5%)	08/14/2015	08/17/2022	4,187,266	4,084,254	3,056,704
CryoLife Inc.	Healthcare & Pharmaceuticals	5.36% (LIBOR +4%)	11/15/2017	12/02/2024	2,000,000	1,990,095	2,020,000
CT Technologies Intermediate Holdings, Inc.	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	02/11/2015	12/01/2021	1,940,250	1,946,166	1,939,047
Cvent, Inc.	Services: Business	5.32% (LIBOR +3.75%)	06/16/2016	11/29/2024	1,990,000	1,971,916	1,994,975
Deerfield Holdings Corp.	Banking, Finance, Insurance & Real Estate	3.25% (LIBOR +3.25%)	12/06/2017	12/06/2024	250,000	249,375	250,844
DigiCert, Inc.	Services: Business	6.13% (LIBOR +4.75%)	09/20/2017	10/31/2024	1,000,000	995,056	1,014,060
DXP Enterprises, Inc.	Energy: Oil & Gas	7.07% (LIBOR +5.5%)	08/16/2017	08/29/2023	1,496,250	1,482,089	1,511,212
EmployBridge Holding Co.	Services: Business	8.19% (LIBOR +6.5%)	02/04/2015	05/15/2020	2,912,431	2,906,991	2,844,470
EnergySolutions, LLC	Environmental Industries	6.45% (LIBOR +4.75%)	07/28/2017	05/29/2020	3,726,673	3,774,332	3,782,574
Evo Payments International, LLC	Services: Business	5.57% (LIBOR +4%)	12/08/2016	12/22/2023	2,620,200	2,597,781	2,646,402
Fairmount Santrol Holdings Inc.	Metals & Mining	7.69% (LIBOR +6%)	10/27/2017	11/01/2022	2,000,000	1,970,909	2,028,000
Freedom Mortgage Corporation	Banking, Finance, Insurance & Real Estate	6.96% (LIBOR +5.5%)	02/17/2017	02/23/2022	2,956,093	2,947,932	3,002,282
FullBeauty Brands LP	Retail	6.32% (LIBOR +4.75%)	03/08/2016	10/14/2022	3,929,322	3,729,190	2,325,235
Gold Standard Baking, Inc.	Wholesale	6.25% (LIBOR +4.5%)	05/19/2015	04/23/2021	2,925,000	2,916,790	2,917,687
Green Plains Inc.	Chemicals, Plastics & Rubber	7.07% (LIBOR +5.5%)	08/18/2017	08/29/2023	1,425,000	1,411,464	1,439,257
Gruden Acquisition Inc.	Transportation: Cargo	7.19% (LIBOR +5.5%)	06/21/2017	08/18/2022	1,989,848	1,944,769	1,998,145
Gulf Finance, LLC	Energy: Oil & Gas	6.95% (LIBOR +5.25%)	08/17/2016	08/25/2023	1,945,799	1,898,613	1,756,492
Heartland Dental LLC	Services: Consumer	6.45% (LIBOR +4.75%)	07/28/2017	07/31/2023	1,000,000	995,314	1,015,005
Higginbotham Insurance Agency, Inc.	Banking, Finance, Insurance & Real Estate	3.75% (LIBOR +3.75%)	12/14/2017	11/30/2024	5,000,000	4,975,000	5,012,500
Idera Inc.	High Tech Industries	6.57% (LIBOR +5%)	06/27/2017	06/28/2024	2,355,549	2,333,544	2,358,494
Impala Private Holdings II LLC	Services: Business	5.7% (LIBOR +4%)	11/10/2017	11/14/2024	1,666,667	1,658,442	1,660,767
Infoblox Inc.	High Tech Industries	6.57% (LIBOR +5%)	11/03/2016	11/07/2023	2,204,830	2,167,878	2,221,366
Insurance Technologies	Banking, Finance, Insurance & Real Estate	7.74% (LIBOR +6.5%)	03/26/2015	12/15/2021	3,405,541	3,376,728	3,405,541
Insurance Technologies(4)	Banking, Finance, Insurance & Real Estate	0.5% (LIBOR +0.5%)	03/26/2015	12/15/2021	136,964	(806)	—
Jackson Hewitt Tax Service Inc.	Services: Consumer	8.38% (LIBOR +7%)	07/24/2015	07/30/2020	930,690	921,032	922,546
Kemet Corporation	High Tech Industries	7.57% (LIBOR +6%)	04/21/2017	04/26/2024	975,000	948,450	985,969
Kestra Financial, Inc.	Banking, Finance, Insurance & Real Estate	6.94% (LIBOR +5.25%)	06/10/2016	06/24/2022	3,940,000	3,895,756	3,940,000
KMG Chemicals Inc.	Chemicals, Plastics & Rubber	4.32% (LIBOR +2.75%)	06/13/2017	06/15/2024	809,091	805,341	813,136
Lindblad Expeditions Inc.	Hotel, Gaming & Leisure	6.34% (LIBOR +4.5%)	06/23/2015	05/08/2021	2,590,714	2,600,171	2,610,145
Lyons Magnus Inc aka	Consumer goods: Non-Durable	5.68% (LIBOR +4.25%)	11/03/2017	11/11/2024	2,500,000	2,487,653	2,527,350

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2017

Company/Security/Country(7)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Margaritaville Holdings LLC	Beverage, Food & Tobacco	7.46% (LIBOR +6%)	03/12/2015	03/12/2021	$4,176,883	$4,154,664	$4,176,883
MCS Group Holdings LLC	Services: Business	6.25% (LIBOR +4.75%)	05/12/2017	05/20/2024	1,990,000	1,980,883	2,004,925
MDVIP Inc.	Services: Business	5.66% (LIBOR +4.25%)	11/10/2017	11/14/2024	3,040,000	3,025,010	3,047,600
Merrill Communications LLC	Media: Advertising, Printing & Publishing	6.63% (LIBOR +5.25%)	05/29/2015	06/01/2022	1,749,985	1,743,088	1,765,297
Meter Readings Holding, LLC	Utilities: Electric	7.23% (LIBOR +5.75%)	08/17/2016	08/29/2023	2,967,462	2,941,210	2,982,300
Morphe, LLC	Retail	7.69% (LIBOR +6%)	02/21/2017	02/10/2023	2,887,500	2,850,290	2,873,062
Nasco Healthcare, Inc.	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	07/13/2015	06/30/2021	4,535,804	4,522,523	4,513,125
New Insight Holdings Inc.	Services: Business	7.13% (LIBOR +5.5%)	12/08/2017	12/20/2024	2,000,000	1,900,118	1,918,330
NextCare, Inc.	Healthcare & Pharmaceuticals	7.57% (LIBOR +6%)	08/21/2015	07/31/2018	2,919,071	2,916,216	2,919,071
Oak Point Partners, LLC	Banking, Finance, Insurance & Real Estate	7.32% (LIBOR +5.75%)	09/13/2017	09/13/2023	3,000,000	2,964,383	2,977,500
OB Hospitalist Group Inc.	Healthcare & Pharmaceuticals	5.61% (LIBOR +4.25%)	08/08/2017	08/01/2024	2,400,000	2,388,629	2,424,000
Odyssey Logistics & Technology Corp.	Transportation: Cargo	5.82% (LIBOR +4.25%)	10/06/2017	10/12/2024	2,000,000	1,990,275	2,010,000
Pre-Paid Legal Services, Inc.	Services: Business	6.82% (LIBOR +5.25%)	05/21/2015	07/01/2019	827,778	826,254	831,052
Project Leopard Holdings Inc.	High Tech Industries	7.19% (LIBOR +5.5%)	06/21/2017	07/07/2023	1,745,625	1,741,605	1,759,817
PSC Industrial Outsourcing, LP	Environmental Industries	5.71% (LIBOR +4.25%)	10/05/2017	10/11/2024	2,000,000	1,980,528	2,030,000
PT Holdings LLC	Wholesale	5.57% (LIBOR +4%)	12/04/2017	12/09/2024	3,000,000	2,985,118	3,017,820
Quest Software	High Tech Industries	6.92% (LIBOR +5.5%)	11/09/2017	10/31/2022	2,724,791	2,705,896	2,773,197
Red Ventures LLC	Media: Diversified & Production	4.25% (LIBOR +4%)	10/18/2017	11/08/2024	2,493,750	2,469,759	2,495,309
Riverbed Technology, Inc.	High Tech Industries	4.82% (LIBOR +3.25%)	02/25/2015	04/24/2022	966,020	962,496	953,008
SCS Holdings Inc.	Services: Business	5.82% (LIBOR +4.25%)	11/20/2015	10/30/2022	1,807,120	1,796,199	1,820,674
Silverback Merger Sub Inc.	High Tech Industries	5.44% (LIBOR +4%)	08/11/2017	08/21/2024	1,197,000	1,194,153	1,210,466
Sirva Worldwide, Inc.	Transportation: Cargo	7.99% (LIBOR +6.5%)	11/18/2016	11/22/2022	2,877,500	2,818,483	2,906,275
SMS Systems Maintenance Services Inc.	Services: Business	6.57% (LIBOR +5%)	02/09/2017	10/30/2023	2,970,000	2,957,012	2,554,200
Starfish-V Merger Sub Inc.	High Tech Industries	6.69% (LIBOR +5%)	08/11/2017	08/16/2024	1,246,875	1,234,982	1,219,992
TerraForm AP Acquisition Holdings LLC	Energy: Electricity	5.94% (LIBOR +4.25%)	10/11/2016	06/27/2022	867,794	867,794	873,218
Thoughtworks, Inc.	High Tech Industries	6.07% (LIBOR +4.5%)	10/06/2017	10/11/2024	3,000,000	2,992,718	3,007,500
TKC Holdings Inc.	Consumer goods: Durable	5.67% (LIBOR +4.25%)	06/08/2017	02/01/2023	297,750	296,407	300,448
TOMS Shoes LLC	Retail	6.98% (LIBOR +5.5%)	12/18/2014	10/30/2020	1,945,000	1,873,459	1,157,275
Tupelo Buyer Inc.	Transportation: Consumer	5.64% (LIBOR +4.25%)	10/02/2017	10/07/2024	1,600,000	1,584,502	1,618,000
TV Borrower US LLC	High Tech Industries	6.44% (LIBOR +4.75%)	02/16/2017	02/22/2024	992,500	988,106	998,083
US Renal Care Inc.	Healthcare & Pharmaceuticals	5.94% (LIBOR +4.25%)	11/17/2015	12/30/2022	1,960,000	1,945,975	1,935,500
US Salt LLC	Chemicals, Plastics & Rubber	4.75% (LIBOR +4.75%)	11/30/2017	12/01/2023	3,000,000	2,970,000	3,000,000
US Shipping Corp.	Utilities: Oil & Gas	5.82% (LIBOR +4.25%)	03/09/2016	06/26/2021	211,104	202,986	189,466
Utility One Source L.P.	Construction & Building	7.07% (LIBOR +5.5%)	04/07/2017	04/18/2023	995,000	986,190	1,018,631
Verdesian Life Sciences LLC	Chemicals, Plastics & Rubber	6.38% (LIBOR +5%)	12/09/2014	07/01/2020	2,119,054	1,944,459	1,907,149
Vertiv Group Corporation	Capital Equipment	5.35% (LIBOR +4%)	09/30/2016	11/30/2023	1,504,310	1,464,525	1,505,251

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2017

Company/Security/Country(7)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Viewpoint Inc.	High Tech Industries	5.94% (LIBOR +4.25%)	07/18/2017	07/19/2024	$997,500	$992,824	$1,002,487
Weight Watchers International, Inc.	Beverage, Food & Tobacco	6.23% (LIBOR +4.75%)	11/20/2017	11/29/2024	2,700,000	2,646,553	2,721,384
Wirepath Home Systems LLC	Services: Business	6.87% (LIBOR +5.25%)	07/31/2017	08/05/2024	2,992,500	2,978,146	3,033,647
Women’s Care Florida LLP	Healthcare & Pharmaceuticals	6.07% (LIBOR +4.5%)	08/18/2017	09/29/2023	5,000,000	4,975,809	4,993,750
Zenith Merger Sub, Inc.	Services: Business	7.06% (LIBOR +5.5%)	12/22/2017	12/13/2023	3,000,000	2,970,055	2,970,000
Zest Holdings LLC	Healthcare & Pharmaceuticals	5.82% (LIBOR +4.25%)	04/13/2017	08/16/2023	1,985,000	1,980,567	2,006,091

Total United States of America						$223,013,594	$220,606,360

Total Senior Secured First Lien Term Loans						$230,662,205	$228,427,482

Second Lien Term Loans
Luxembourg
Lully Finance S.a.r.l.	Telecommunications	10.069% (LIBOR +8.5%)	07/31/2015	10/16/2023	$1,000,000	$992,730	$985,000

Total Luxembourg						$992,730	$985,000

United States of America
ABG Intermediate Holdings 2 LLC	Consumer goods: Durable	9.44% (LIBOR +7.75%)	09/26/2017	09/29/2025	$2,333,333	$2,316,250	$2,368,333
BJ’s Wholesale Club, Inc.	Beverage, Food & Tobacco	8.95% (LIBOR +7.5%)	01/27/2017	02/03/2025	3,000,000	2,986,608	2,937,660
CH Hold Corp.	Automotive	8.82% (LIBOR +7.25%)	01/26/2017	02/03/2025	1,000,000	995,559	1,022,500
Constellis Holdings, LLC	Aerospace & Defense	10.69% (LIBOR +9%)	04/18/2017	04/21/2025	1,000,000	986,289	1,002,500
DigiCert, Inc.	Services: Business	9.38% (LIBOR +8%)	09/20/2017	10/31/2025	750,000	746,292	755,745
DiversiTech Holdings Inc.	Capital Equipment	9.2% (LIBOR +7.5%)	05/18/2017	06/02/2025	2,000,000	1,981,394	2,025,000
Gruden Acquisition Inc.	Transportation: Cargo	10.19% (LIBOR +8.5%)	07/31/2015	08/18/2023	500,000	482,406	499,375
Midwest Physician Administrative Services, LLC	Healthcare & Pharmaceuticals	8.42% (LIBOR +7%)	08/11/2017	08/15/2025	1,000,000	990,467	1,006,250
Optiv Security Inc.	Services: Business	8.63% (LIBOR +7.25%)	01/19/2017	01/31/2025	1,500,000	1,493,347	1,351,875
Pathway Partners Vet Management	Healthcare & Pharmaceuticals	9.57% (LIBOR +8%)	10/04/2017	10/10/2025	1,388,889	1,375,357	1,381,945
Pathway Partners Vet Management(6)	Healthcare & Pharmaceuticals	8% (LIBOR +8%)	10/04/2017	10/10/2025	611,111	(5,954)	(3,056)
Red Ventures LLC	Media: Diversified & Production	9.57% (LIBOR +8%)	10/18/2017	11/08/2025	543,750	535,706	544,772
SESAC Holdco II LLC	Media: Diversified & Production	8.73% (LIBOR +7.25%)	02/13/2017	02/24/2025	1,000,000	991,052	986,250
TKC Holdings Inc.	Consumer goods: Durable	9.42% (LIBOR +8%)	01/31/2017	02/01/2024	1,850,000	1,836,208	1,863,875
TV Borrower US LLC	High Tech Industries	9.94% (LIBOR +8.25%)	02/16/2017	02/22/2025	1,000,000	986,501	995,000
Viewpoint Inc.	High Tech Industries	9.94% (LIBOR +8.25%)	07/18/2017	07/21/2025	1,000,000	990,544	997,500
Wash Multifamily Laundry Systems, LLC	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/15/2023	425,479	423,326	423,352
Wash Multifamily Laundry Systems, LLC	Services: Consumer	8.57% (LIBOR +7%)	05/04/2015	05/12/2023	74,521	74,144	74,148

Total United States of America						$20,185,496	$20,233,024

Total Second Lien Term Loans						$21,178,226	$21,218,024

THL Credit Logan JV LLC

Consolidated Schedule of Investments—(Continued)

As of December 31, 2017

Company/Security/Country(7)	Industry	Interest Rate(1)	Initial Acquisition Date	Maturity Date	Principal	Amortized Cost	Fair Value(2)
Equity Investments
United States of America
Avaya Inc.(8)	Telecommunications	12/15/2017	869,704			$869,705	$754,457

Total United States of America						$869,705	$754,457

Total Equity Investments						$869,705	$754,457

Total Investments						$252,710,136	$250,399,963

Cash equivalents
Dreyfus Government Cash Management Fund					$10,023,054	$10,023,054	$10,023,054

Total Cash equivalents						$10,637,075	$10,637,075

(1)	Variable interest rates indexed to 30-day, 60-day, 90-day or 180-day LIBOR rates, at the borrower’s option. LIBOR rates may be subject to interest rate floors.
(2)	Represents fair value in accordance with ASC Topic 820.
(3)	Represents a delayed draw commitment of $113,346, which was unfunded as of December 31, 2017.
(4)	Represents a delayed draw commitment of $136,964, which was unfunded as of December 31, 2017.
(5)	Represents a delayed draw commitment of $564,615, which was unfunded as of December 31, 2017.
(6)	Represents a delayed draw commitment of $611,111, which was unfunded as of December 31, 2017.
(7)	All investments are pledged as collateral for loans payable unless otherwise noted.
(8)	Investment was not pledged as collateral for loans payable as of December 31, 2018.

The accompanying notes are an integral part of these consolidated financial statements.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

1.	Organization and Structure

On December 2, 2014, THL Credit Logan JV LLC (the “Logan JV”) was formed as a Delaware limited liability company to invest primarily in senior secured first lien term loans.

Logan JV operates under a limited liability agreement dated December 3, 2014 (the “Agreement”), by and among THL Credit, Inc., a Delaware corporation (“THL Credit”) and Perspecta Trident LLC, an affiliate of Perspecta Trust LLC, (“Perspecta”), each, a “Member” and, collectively, the “Members”). All Company investment decisions must be unanimously approved by Logan JV’s investment committee consisting of one representative from each of THL Credit and Perspecta.

Logan JV is capitalized with capital contributions which are called from its members, on a pro-rata basis based on their capital commitments, as transactions are completed. Any decision by Logan JV to call down on capital commitments requires the explicit authorization of each Member, and each Member may withhold such authorization for any reason in its sole discretion.

Logan JV invests capital contributions into its wholly owned investment company subsidiary, THL Credit Logan JV SPV I LLC (the “SPV”), a Delaware limited liability company formed on December 1, 2014. The SPV operates under a limited liability agreement dated December 3, 2014, with Logan JV, its “Initial Member” and “Designated Manager”. Logan JV shall continue without dissolution until all investments are liquidated by the company.

The SPV invests capital contributions from Logan JV, along with borrowings from a syndicated senior credit facility, primarily in broadly syndicated senior secured first lien term loans, in addition to directly originated loans.

The fully consolidated company is herein referred to as the “Company”.

2.	Significant Accounting Policies

Basis of Presentation

The accompanying consolidated financial statements of Logan JV have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Designated Manager has determined Logan JV is an investment company under ASC 946 in accordance with GAAP. Therefore Logan JV follows the accounting and reporting guidance for investment companies.

Use of Estimates

The preparation of the financial statements in conformity with GAAP requires the use of certain estimates and assumptions that may affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ significantly from the estimates included in the financial statements, and such differences could be material.

Consolidation

Logan JV follows the guidance in ASC Topic 946 Financial Services—Investment Companies (“ASC Topic 946”) and will not generally consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to Logan JV. Logan JV has consolidated its wholly owned subsidiary, the SPV. All inter-company accounts and transactions have been eliminated in consolidation.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits and a money market fund held with one financial institution as of December 31, 2018 and 2017. Cash held in demand deposit accounts may exceed the Federal Deposit Insurance Corporation insured limit and therefore is subject to credit risk. Cash equivalents are assets with an original maturity of three months or less. As of December 31, 2018 and 2017, Logan JV held $21,558,503 and $10,023,054 of cash equivalents, respectively.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses paid in connection with the closing of the credit facility. These costs are capitalized at the time of payment and are amortized using the straight line method over the term of the credit facility. Capitalized deferred financing costs related to the credit facility are presented net against the respective balance outstanding on the Consolidated Statements of Assets, Liabilities and Members’ Capital.

Distributions

Logan JV intends to make regular quarterly cash distributions of all or a portion of its net investment income and net realized gains.

Investment Transactions and Investment Income

Investment transactions are recorded on a trade-date basis. Logan JV measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method. Logan JV reports changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation or depreciation on investments in the Consolidated Statements of Operations.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that Logan JV expects to collect such amounts. Original issue discount, principally representing the market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees.

Logan JV capitalizes and amortizes upfront loan origination fees received in connection with the closing of investments. The unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized upfront loan origination fees, and unamortized discounts are recorded as interest income.

Logan JV may have investments in its portfolio which contain a contractual paid-in-kind, or PIK, interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. Logan JV will cease accruing PIK interest if there is insufficient value to support the accrual or if amounts are not expected to be collectible and will generally only begin to recognize PIK income again when all principal and interest have been paid or upon a restructuring of the investment where the interest is deemed collectable.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, Logan JV may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection. As of December 31, 2018 and 2017, Logan JV had no loans on non-accrual.

Fee income includes unused commitment fees associated with investments in portfolio companies and amendment fees.

Expenses are recorded on an accrual basis.

Revolving and Unfunded Delayed Draw Loans

For Logan JV’s investments in revolving and delayed draw loans, the cost basis of the investments purchased is adjusted for the cash received for the discount on the total balance committed. The fair value is also adjusted for unrealized appreciation or depreciation on the unfunded portion. As a result, the purchase of commitments not completely funded may result in a negative value until it is offset by the future amounts called and funded. As of December 31, 2018 and 2017, Logan JV had $4,262,850 and $1,426,036 of unfunded commitments, respectively.

Income Taxes

As a limited liability company, Logan JV itself is not subject to U.S. Federal income taxes. Each Member is individually liable for income taxes, if any, on its share of Logan JV’s net taxable income. Interest, dividends and other income realized by Logan JV from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholdings and other taxes levied by the jurisdiction in which the income is sourced. Each Member is required for income tax purposes to take into account its distributive share of all items of Logan JV’s income, gain, loss, deduction, and other items for such taxable year of Logan JV. The tax basis income and losses may differ from the income and losses in the Statements of Operations, which is prepared in accordance with GAAP.

Logan JV determines whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, any tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. There were no uncertain tax positions as of December 31, 2018 and 2017. Logan JV’s federal tax years 2016 forward remain subject to examination by taxing authorities.

3.	Investment Valuation

Investments, for which market quotations are readily available, are valued using market quotations, which are generally obtained from an independent pricing service, broker-dealers or market makers.

Investments for which market quotations are not readily available, or are not considered to be the best estimate of fair value, are valued at fair value as determined in good faith by Logan JV. Consequently, it is expected that certain portfolio investments’ values will be determined in good faith by Logan JV following its documented valuation policy. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of Logan JV’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

With respect to investments for which market quotations are not readily available or not considered to be the best estimate, Logan JV develops a valuation for each investment in Logan JV. Logan JV may also use independent valuation firms to provide independent appraisals and present a valuation recommendation that it considers in determining the fair value of certain investments in Logan JV.

The types of factors that Logan JV may take into account in estimating fair value pricing of its investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. Logan JV utilizes an income approach to value its debt investments and a combination of income and market approaches to value equity investments, if applicable. With respect to unquoted securities, Logan JV, in periodic consultation with independent third party valuation firms, values each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, Logan JV determines the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. Logan JV’s estimate of the expected repayment date is generally the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, Logan JV discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1 – Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 – Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

Logan JV considers whether the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly in determining fair value. Accordingly, if Logan JV determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

The following is a summary of the industry classification in which Logan JV was invested as of December 31, 2018:

Industry	Cost	Fair value	% of Members’ Capital
Aerospace & defense	$7,842,060	$7,754,398	7.31%
Automotive	$1,481,136	$1,446,925	1.36%
Banking, finance, insurance & real estate	$33,378,307	$32,812,852	30.95%
Beverage, food & tobacco	$11,222,150	$10,575,373	9.97%
Capital equipment	$5,421,195	$5,271,253	4.97%
Chemicals, plastics & rubber	$10,643,428	$10,611,313	10.01%
Construction & Building	$977,925	$985,000	0.93%
Consumer goods	$10,754,638	$10,714,982	10.11%
Containers, packaging & glass	$7,674,335	$7,607,034	7.17%
Energy	$10,750,653	$9,873,416	9.31%
Healthcare & pharmaceuticals	$63,613,182	$63,052,654	59.46%
High tech industries	$50,795,705	$49,555,003	46.74%
Hotel, gaming & leisure	$4,834,285	$4,775,763	4.50%
Media	$18,667,217	$18,521,742	17.47%
Metals & Mining	$4,923,952	$4,933,965	4.65%
Retail	$12,374,630	$11,796,611	11.13%
Services	$48,536,180	$46,977,761	44.31%
Telecommunications	$14,397,249	$14,303,927	13.49%
Transportation	$7,850,720	$7,454,837	7.03%
Utilities	$4,399,495	$4,410,549	4.16%
Wholesale	$6,565,805	$6,335,846	5.98%

Total investments	$337,104,247	$329,771,204	311.01%

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

The following is a summary of the industry classification in which Logan JV was invested as of December 31, 2017:

Industry	Cost	Fair value	% of Members’ Capital
Aerospace & defense	$4,916,130	$5,006,019	6.13%
Automotive	$1,484,002	$1,514,406	1.85%
Banking, finance, insurance & real estate	$23,384,503	$23,526,292	28.77%
Beverage, food & tobacco	$14,616,335	$14,660,874	17.93%
Capital equipment	$3,445,919	$3,530,250	4.32%
Chemicals, plastics & rubber	$7,131,264	$7,159,542	8.76%
Construction & Building	$3,128,215	$3,223,302	3.94%
Consumer goods	$6,936,518	$7,060,006	8.63%
Energy	$4,248,496	$4,140,922	5.06%
Environmental industries	$5,754,861	$5,812,574	7.11%
Healthcare & pharmaceuticals	$29,687,078	$29,852,517	36.51%
High tech industries	$21,956,818	$22,246,429	27.21%
Hotel, gaming & leisure	$6,406,719	$6,467,723	7.91%
Media	$17,276,344	$17,372,514	21.25%
Metals & Mining	$3,947,031	$4,045,444	4.95%
Retail	$14,376,843	$12,353,041	15.11%
Services	$57,116,939	$55,941,651	68.42%
Telecommunications	$7,700,047	$7,547,662	9.23%
Transportation	$10,149,970	$9,831,521	12.02%
Utilities	$3,144,196	$3,171,766	3.88%
Wholesale	$5,901,908	$5,935,508	7.26%

Total investments	$252,710,136	$250,399,963	306.25%

The following is a summary of the geographical concentration of Logan JV’s investment portfolio as of December 31, 2018:

	Cost	Fair value	% of Members’ Capital
Canada	$1,724,824	$1,698,667	1.60%
Germany	3,938,456	3,929,228	3.71%
United Kingdom	7,638,500	7,561,646	7.13%
United States of America	323,802,467	316,581,663	298.57%

Total investments	$337,104,247	$329,771,204	311.01%

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

The following is a summary of the geographical concentration of Logan JV’s investment portfolio as of December 31, 2017:

	Cost	Fair Value	% of Members’ Capital
Canada	$3,866,867	$3,973,223	4.86%
Cayman Islands	335,506	336,793	0.41%
Denmark	981,527	998,731	1.22%
Luxembourg	3,457,441	3,497,375	4.28%
United States of America	244,068,795	241,593,841	295.48%

Total investments	$252,710,136	$250,399,963	306.25%

The following is a summary of the levels within the fair value hierarchy in which Logan JV was invested as of December 31, 2018:

	Fair Value	Level 1	Level 2	Level 3
First Lien	$313,161,444	$—	$40,389,119	$272,772,325
Second Lien	16,609,760	—	—	16,609,760

Total investments	329,771,204	—	40,389,119	289,382,085
Cash equivalents	25,230,010	25,230,010	—	—

Total assets at fair value	$351,329,707	$25,230,010	$40,389,119	$289,382,085

The following is a summary of the levels within the fair value hierarchy in which Logan JV was invested as of December 31, 2017:

	Fair Value	Level 1	Level 2	Level 3
First Lien	$228,427,482	$—	$44,748,317	$183,679,166
Second Lien	21,218,024	—	6,056,655	15,161,368
Equity	754,457	754,457	—	—

Total investments	250,399,963	754,457	50,804,972	198,840,534
Cash equivalents	10,023,054	10,023,054	—	—

Total assets at fair value	$261,037,038	$11,391,532	$50,804,972	$198,840,534

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2018:

	First Lien	Second Lien	Total
Purchases	156,635,294	3,784,807	160,420,101
Transfers into Level 3	10,322,079	3,118,995	13,441,074
Transfers out of Level 3	(6,065,448)	—	(6,065,448)

Transfers into and out of Level 3 are primarily attributable to changes in the level of market activity during the period. It is Logan JV’s policy to recognize transfers into and out of Level 3 at the beginning of the reporting period.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the year ended December 31, 2017:

	First Lien	Second Lien	Total
Purchases	121,204,901	14,631,538	135,836,439
Transfers into Level 3	4,820,553	41,684	4,862,237
Transfers out of Level 3	(13,428,286)	(395,835)	(13,824,121)

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2018:

Description	Fair Value at December 31, 2018(1)	Valuation Technique	Unobservable Inputs	Weighted Average(2)
First Lien	$54,894,557	Discounted Cash Flows (income approach)	Weighted Average Cost of Capital (WACC)	7.0%-13.9% (9.0%)
	2,257,318	Market comparable Companies (market approach)	EBITDA multiple	(6.2x)
Second Lien	1,030,000	Discounted Cash Flows (income approach)	Weighted Average Cost of Capital (WACC)	9.9%-11.8% (10.9%)

	$58,181,875

(1)

Included within the Level 3 assets of $289,382,085 is an amount of $231,200,210 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples included single source quotation and prior or pending transactions).

(2)	Weighted average based upon the fair value of the investments in that class.

The following provides quantitative information about Level 3 fair value measurements as of December 31, 2017:

Description	Fair Value at December 31, 2017(1)	Valuation Technique	Unobservable Inputs	Weighted Average(2)
First Lien	$43,476,488	Discounted Cash Flows (income approach)	Weighted Average Cost of Capital (WACC)	5.2%-8.3% (6.7%)

	$43,476,488

(1)

Included within the Level 3 assets of $198,840,534 is an amount of $155,364,046 for which the Advisor did not develop the unobservable inputs for the determination of fair value (examples included single source quotation and prior or pending transactions).

(2)	Weighted average based upon the fair value or the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of Logan JV’s debt securities is the weigh

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

ted average cost of capital, or WACC. Significant increases (decreases) in the WACC in isolation would result in a significantly lower (higher) fair value measurement. In determining the WACC, for the income, or yield, approach, Logan JV considers current market yields, portfolio company performance relative to public and private comparable values, leverage levels, and credit quality, among other factors, in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate WACC to use in the income approach.

4.	Credit Facility

On December 17, 2014, Logan JV, through Logan JV SPV, entered into a senior credit facility (the “Facility”) with Deutsche Bank AG which allowed the Company to borrow up to $50,000,000 subject to leverage and borrowing base restrictions. Throughout the course of 2015, 2016, 2017 and 2018, in accordance with the terms of the Credit Facility, Deutsche Bank AG and other banks increased the commitment amount to $275,000,000. The amended revolving loan period ends on January 12, 2021 and the final maturity date is January 12, 2023

As of December 31, 2018 and 2017, the Company had $241,679,121 and $169,631,533 of outstanding borrowings under the Facility, respectively. The Facility requires payment of interest on a quarterly basis using three month LIBOR (with no LIBOR floor) plus 2.20%. The Facility’s all-in interest rate as of December 2018 and 2017 was 4.64% and 3.86%, respectively.

Borrowings under the Facility are subject to, among other things, a minimum borrowings base. The Facility has certain collateral requirements and/or financial covenants, including covenants related to: (a) limitations on the incurrence of additional indebtedness, (b) eligibility of certain investments, (c) limitations on concentrations, (d) collateral quality tests, and (e) compliance with certain financial maintenance standards including minimum members’ capital. In addition to the financial maintenance standards, described in the preceding sentence, borrowings under the Facility are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio.

The Facility’s document also includes default provisions such as the failure to make timely payments, uncured breach of the borrowing base, borrower bankruptcy, the occurrence of a change in control, and the Company’s failure to materially perform under the operative agreements governing the Facility, which, if not complied with, could, at the option of the lender, accelerate repayment under the Facility, thereby materially and adversely affecting our liquidity, financial condition and results of operations. Each loan originated under the Facility is subject to the satisfaction of certain conditions. It cannot be assured that the Company will be able to borrow funds under the Facility at any particular time or at all. The Company is currently in compliance with all financial covenants under the Facility; and was so during the period.

As of December 31, 2018 and 2017, the carrying amount of the Company’s outstanding loan approximated fair value. The fair values of the Company’s loan is determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a market interest rates and entities with similar credit risk. As of December 31, 2018 and 2017, the loan would be deemed to be Level 3 of the fair value hierarchy.

For the years ended December 31, 2018, 2017, and 2016, the Company incurred interest expense and related fees, excluding amortization of deferred financing costs, of $9,769,526, $5,861,844 and $4,576,777, respectively.

For the years ended December 31, 2018, 2017, and 2016, amortization of deferred financing costs totaled $740,789, $468,483 and $352,524 respectively. The unamortized fees and expenses are presented in the

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

Consolidated Statements of Assets, Liabilities and Members’ Capital as a reduction to the Loans payable balance and are being amortized using the straight line method.

5.	Recent Accounting Pronouncements

In August 2016, the FASB issued ASU 2016-15, “Statement of Cash Flows (Topic 230)”, which seeks to reduce diversity in how certain cash payments are presented in the Statement of Cash Flows. Under ASU 2016-15, an entity will need to conform to the presentation as prescribed for eight specific cash flow issues. ASU 2016-15 will be effective for annual and interim reporting periods after December 15, 2018. The application of this guidance is not expected to have a material impact on Logan JV’s consolidated financial statements.

In December 2016, the FASB issued ASU 2016-19, “Technical Corrections and Improvements (Topic 820)”, which includes minor corrections and clarifications that affect a wide variety of topics in the Accounting Standards Codification, including an amendment to Topic 820, “Fair Value Measurement”, which clarifies the difference between a valuation approach and a valuation technique when applying the guidance of that Topic. The amendment also requires an entity to disclose when there has been a change in either or both a valuation approach and/or a valuation technique. The transition guidance for the Topic 820 amendment must be applied prospectively because it could potentially involve the use of hindsight that includes fair value measurements. The guidance is effective for fiscal years, and interim periods within those fiscal years, for all entities beginning after December 15, 2016. The Company adopted this standard effective January 1, 2017, and any further required disclosures surrounding changes to valuation approach and/or a valuation technique are disclosed in the Company’s consolidated financial statements. The application of this guidance did not have a material impact on the financial statements as there were no changes to the valuation approach or technique of Logan JV.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement”, which impacts fair value disclosure for both private and public companies. ASU 2018-13 removes, modifies, and adds certain fair value related disclosures. ASU 2018-13 is effective for annual and interim reporting periods beginning after December 15, 2019. Early adoption is permitted. Logan JV adopted this standard effective January 1, 2018. As a result of this adoption, the Fund removed the Level 3 rollforward disclosure and replaced it with a summary of purchases of Level 3 investments and transfers into or out of Level 3 during the years ended December 31, 2018 and 2017. For further detail, refer to Footnote 3, Investment Valuation.

6.	Investment Risk

Logan JV’s investing activities expose it to various types of risks that are associated with the markets and financial instruments in which it invests. The significant types of financial risks to which Logan JV is exposed include, but are not limited to, market risk, credit risk, liquidity risk, and interest risk.

Market Risk

Market risk encompasses the potential for both losses and gains and includes, but is not limited to, price risk. Logan JV’s investments are long-term and illiquid and there is no assurance that Logan JV will achieve investment objectives including targeted returns.

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

Credit Risk

The value of Logan JV’s investments will generally fluctuate in response to company, political, or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Liquidity Risk

Logan JV primarily invests in syndicated bank loans. Syndicated loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter (“OTC”) secondary market, although no formal market-makers exist. This market, while having grown substantially, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some syndicated loans have few or no trades, or trade infrequently, and information regarding a specific senior loan may not be widely available or may be incomplete. For loans that are provided directly to borrowers, all of these positions are subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of its investments may make it difficult for Logan JV to sell such investments if the need arises. In addition, if Logan JV is required to liquidate all or a portion of its portfolio quickly, Logan JV may realize significantly less than the value at which it had previously recorded its investments. The extent of this exposure is reflected in the carrying value of these financial assets and recorded in the Consolidated Statements of Assets, Liabilities and Members’ Capital. Further, Logan JV may face other restrictions on its ability to liquidate an investment in a portfolio company to the extent that it, or an affiliated entity, has material non-public information regarding such portfolio company.

Interest Risk

The value of Logan JV’s investments will generally fluctuate with, among other things, changes in prevailing interest rates, general economic conditions, the condition of certain financial markets, developments or trends in any particular industry and the financial condition of the issuer. Some of Logan JV’s investments involve the acquisitions of fixed income securities. Any increase to prevailing interest rates may result in a decrease in the value of fixed income securities held or vice versa. Additionally, changes in market rates may result in declining yields upon reinvestment of excess cash balances.

7.	Related Party Transactions

Administration Expenses

Administration services are provided by THL Credit Advisors LLC, (the “Administrator”) a Delaware company, through an administration agreement approved by Logan JV on December 3, 2014. In accordance with the agreement, the Administrator shall provide such services necessary for the operation of Logan JV; including, but not limited to, office facilities, clerical, bookkeeping and record keeping services. In connection with these services, the Administrator is entitled to be reimbursed for the costs and expenses incurred by the Administrator in performing its responsibilities under the agreement. Logan JV will reimburse the Administrator for its allocable portion of the costs and expenses incurred by the Administrator in performance of its duties under the administration agreement. For the years ended December 31, 2018 and 2017, and 2016, Logan JV incurred $191,992, $180,142 and $179,640, respectively, and are included in

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

other general and administrative expenses in the Consolidated Statements of Operations. As of December 31, 2018 and 2017, $50,000 and $40,000, respectively, was payable to the Administrator, and is included within accrued expenses on the Consolidated Statements of Assets, Liabilities and Members’ Capital.

Logan JV does not pay management fees or incentive fees.

8.	Members’ Capital

Commitments and Contributions

Member interests in Logan JV, as defined in the Agreement, refer to percentage interests (the “Percentages”) based on capital commitments. As set forth in the fund agreement, each member is deemed to be a managing member. Aggregate commitments totaling $250,000,000 have been raised from the Members. THL Credit has committed to provide 80%, or $200,000,000, of the total commitment, of which $92,600,000 has been called through December 31, 2018. The remaining 20%, or $50,000,000, of the total commitment will be provided by Perspecta, of which $23,150,000 has been called through December 31, 2018. For the years ended December 31, 2018, 2017 and 2016, $32,000,000, $10,000,000 and $12,000,000 of capital was called, respectively. The members had contributed 46.3%, 33.5% and 29.5% of their capital commitments as of December 31, 2018, 2017 and 2016, respectively.

Capital Accounts

Capital Accounts are maintained for each Member consisting of the Members’ Capital Contribution, increased or decreased by Profit or Loss (each as defined in the Agreement) allocated to the Member, decreased by the cash or Value (as defined in the Agreement) of property distributed to the Member (giving net effect to any liabilities to which the property is subject or which the Member assumes), and otherwise maintained consistent with this Agreement. In the event that THL Credit Advisors LLC, in its capacity as Administrative Agent under the agreement, determines that it is prudent to modify the manner in which capital accounts, including all debits and credits to the capital accounts, are computed in order to be maintained consistent with the Agreement, the Administrative Agent is authorized to make those modifications to the extent that they do not result in a material adverse effect to any Member.

Allocations of Profit and Loss

Subject to the Agreement, Profit or Loss is allocated among the Members on a pro rata basis. Loss is allocated among the Members pro rata in accordance with their capital accounts. Profit is allocated among the Members (i) first, pro rata until the cumulative amount of profit allocated to a Member (or any transferee of any Member) equals the cumulative amount of Loss previously allocated to the Member (or any transferee of that Member) and (ii) thereafter pro rata in accordance with the Members’ capital accounts. All allocations for the years ended December 31, 2018 and 2017 and 2016 were based on each Member’s pro rata share in accordance with their capital accounts.

Distributions

To the extent of available cash and cash equivalents after payment of expenses, Logan JV shall make distributions quarterly in the amounts as determined by board approval, shared among the Members in

THL Credit Logan JV LLC

(A Delaware Limited Liability Company)

Notes to Consolidated Financial Statements

December 31, 2018, 2017 and 2016 (Not covered by the auditor’s report)

proportion to their respective capital accounts after payment of any temporary advances or fees related thereto. All distributions for the years ended December 31, 2018, 2017 and 2016 were based on Members’ pro rata share of their capital accounts. For the years ended December 31, 2018, and 2017, $12,450,000 and $11,625,000 was declared, respectively. As of December 31, 2018, and 2017, $3,360,000 and $3,300,000, respectively, was payable to Members.

9.	Commitments and Contingencies

From time to time, Logan JV or the Administrator, in its capacity as the investment adviser to Logan JV, may become party to legal proceedings in the ordinary course of business, including proceedings related to the enforcement of Logan JV’s rights under contracts with its portfolio companies. Neither Logan JV, nor the Administrator, in such capacity, is currently subject to any material legal proceedings.

As of December 31, 2018 and 2017, Logan JV did not have any additional commitments or contingencies except Revolving and Unfunded Delayed Draw Loans described in Note 2.

10.	Financial Highlights

Nonpublic investment vehicles, such as Logan JV, are required to disclose certain financial highlights related to their investment performance and operations. However, since the Members are responsible for all investment making and business decisions, there is no requirement to show financial highlights in accordance with ASC Topic 946. Therefore, since Logan JV only consists of managing members, the financial highlights have been omitted.

11.	Subsequent Events

On February 6, 2019 Logan JV repaid $10,000,000 to the credit facility and distributed $4,000,000 to the Managing Members.

Logan JV has evaluated the events or transactions that may require disclosure in Logan JV’s financial statements and no additional items were noted that required disclosure or adjustment through March 6, 2019, the date that the financial statements were available to be issued.

OEM Group, LLC and Subsidiaries

Consolidated Financial Report

December 31, 2018

Independent Auditor’s Report

To the Board of Directors

OEM Group, LLC and Subsidiaries

Report on the Financial Statements

We have audited the accompanying consolidated financial statements of OEM Group, LLC and Subsidiaries, which comprise the consolidated balance sheet as of December 31, 2018, the related consolidated statements of operations and comprehensive loss, members’ deficit and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively, the financial statements).

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of OEM Group, LLC and Subsidiaries as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ RSM US LLP

Phoenix, Arizona

May 3, 2019

OEM Group, LLC and Subsidiaries

Consolidated Balance Sheet

December 31, 2018

Assets
Current assets:
Cash	$526,537
Accounts receivable, net	3,889,017
Inventories, net	7,729,974
Cost and estimated earnings in excess of billings on contracts in process	818,448
Prepaid expenses and other current assets	2,723,477

Total current assets	15,687,453
Property, plant and equipment, net	3,786,185
Intangible assets, net	7,301,594
Goodwill, net	9,247,580
Other noncurrent assets	409,676

$36,432,488

Liabilities and Members’ Deficit
Current liabilities:
Current portion of long-term debt	$1,679,090
Accounts payable	6,063,334
Customer deposits	618,754
Billings in excess of costs and estimated earnings on contracts in process	338,197
Other current liabilities and accrued expenses	2,048,270

Total current liabilities	10,747,645
Long-term debt, less current portion	35,920,187

Total liabilities	46,667,832
Members’ deficit	(10,235,344)

$36,432,488

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Consolidated Statement of Operations and Comprehensive Loss

Year Ended December 31, 2018

Revenues	$36,573,086
Cost of revenues	25,818,745

Gross profit	10,754,341

Operating expenses:
General and administrative	14,638,724
Amortization	2,115,524

16,754,248

Loss from operations	(5,999,907)

Other (expense) income:
Interest expense	(5,471,698)
Other, net	168,237

(5,303,461)

Loss before income tax expense	(11,303,368)
Income tax expense	159,209

Net loss	(11,462,577)
Other comprehensive loss:
Foreign currency translation adjustment	(24,485)

Comprehensive loss	$(11,487,062)

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Consolidated Statement of Members’ Deficit

Year Ended December 31, 2018

				Accumulated Other Comprehensive Income (Loss)	Total Members’ Deficit
	Membership Interests		Accumulated Deficit
	Class A	Class B
Balance, December 31, 2017	$6,648,000	$3,312,000	$(8,745,520)	$61,884	$1,276,364
Net loss	—	—	(11,462,577)	—	(11,462,577)
Distributions	—	—	(24,646)	—	(24,646)
Foreign currency translation adjustment	—	—	—	(24,485)	(24,485)

Balance, December 31, 2018	$6,648,000	$3,312,000	$(20,232,743)	$37,399	$(10,235,344)

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Consolidated Statement of Cash Flows

Year Ended December 31, 2018

Cash flows from operating activities:
Net loss	$(11,462,577)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	363,122
Amortization of intangibles and goodwill	2,115,524
Amortization of debt discount	1,098,976
Amortization of debt issuance cost	527,580
Payment-in-kind interest	704,018
Bad debt expense	(8,368)
Gain on nonmonetary exchange	(303,516)
Provision for inventory reserves	526,650
Decrease (increase) in assets:
Accounts receivable	1,423,022
Inventories	(724,277)
Cost and estimated earnings in excess of billings on contracts in process	201,679
Prepaid expenses and other assets	(898,468)
(Decrease) increase in liabilities:
Accounts payable and other current liabilities	(449,757)
Billings in excess of costs and estimated earnings on contracts in process	41,066
Customer deposits	62,457

Net cash used in operating activities	(6,782,869)

Cash flows from investing activities:
Purchases of property and equipment	(476,791)

Net cash used in investing activities	(476,791)

Cash flows from financing activities:
Payment of deferred financing costs	(345,695)
Borrowings on revolving credit notes payable	7,940,000
Payments on revolving credit notes payable	(750,000)
Payments on long-term debt	(151,175)
Distribution	(24,646)

Net cash provided by financing activities	6,668,484

Effect of exchange rates on cash	(59,876)

Net decrease in cash	(651,052)
Cash:
Beginning of year	1,177,589

End of year	$526,537

Supplemental disclosures of cash flow information:
Cash paid for interest	$2,885,000

Cash paid for income taxes	$164,000

Supplemental schedule of noncash investing and financing activities:
Commitment and consent fees incurred pursuant to increase in revolving credit note	$3,043,750

Equipment purchase financed through note payable	$54,277

Nonmonetary exchange of inventories for equipment	$881,500

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Nature of Operations and Significant Accounting Policies

Nature of operations: OEM Group, LLC (OEMG) and Subsidiaries (collectively, the Company) are suppliers of semiconductor capital equipment solutions to the global market of manufacturers of computer chips, and adjacent markets such as LED lighting and sensors. The Company designs, manufacturers, sells, installs and services its products worldwide. In addition to supplying the capital equipment, the Company also supplies spare parts, field service, upgrades and software to support the equipment in its customers’ global manufacturing sites.

Principles of consolidation: The accompanying consolidated financial statements include the accounts of OEMG and its wholly owned subsidiaries, OEM Group Japan, G.K. (OEMJ), OEM Technologies, LLC (OEMT), OEM-TEG, LLC (OEM-TEG), OEM Spares, LLC (OEMS), OEM Group, Inc. Taiwan Branch (OET), OEM Group East, LLC (OEE), OEM Group Austria GmbH (OEA), OEM Group Singapore Pte. Limited (OES) and OEM Group IC-DISC, Inc. All significant intercompany transactions and balances have been eliminated upon consolidation.

Use of estimates: The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Foreign operations: Assets located outside of the United States approximated $4,427,000 at December 31, 2018 (of which approximately $295,000 were deposited in bank accounts outside of the United States). Revenues earned outside of the United States approximated $7,984,000 for year ended December 31, 2018.

Foreign currency translation: The functional currency of OEMT, OEM-TEG, OEMS, OET, OEE, OEA and OES is the U.S. dollar. Accordingly, the financial statements of such foreign subsidiaries are remeasured from the applicable foreign currency to the U.S. dollar for balance sheet accounts using current exchange rates in effect at the balance sheet date with the exception of nonmonetary assets and liabilities, which are remeasured at historical rates, and using an appropriate average exchange rate during each year for revenue and expenses. The resulting remeasurement adjustments are recorded as a component of net loss. The functional currency of OEMJ is the Japanese yen. Assets and liabilities measured in Japanese yen have been translated into U.S. dollars using exchange rates in effect at balance sheet dates. Revenues and expenses measured in Japanese yen have been translated using average exchange rates prevailing during the year ended December 31, 2018. Capital accounts have been translated using exchange rates in effect when the capital was originally contributed. Translation adjustments have been accounted for as other comprehensive (loss) income in the consolidated statements of members’ deficit.

Transactions in foreign currencies are translated at the current exchange rates as of the date on which they are recognized. During 2018, the Company recorded a loss of approximately $125,000, which amount is included within operating expenses in the accompanying consolidated statement of operations and comprehensive loss.

Accumulated other comprehensive loss and comprehensive loss: The Company’s accumulated other comprehensive loss is comprised of foreign currency translation adjustments.

Cash: The Company maintains its U.S. cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company does not believe it is exposed to a significant credit risk.

Accounts receivable: Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company generally does not charge interest on past-due balances, and the

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Company does not require collateral for accounts receivable. Management provides for probable uncollectible amounts through a charge to earnings and a credit to a valuation allowance based on its assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. The allowance for doubtful accounts approximated $28,000 at December 31, 2018.

Inventories: Inventories are stated at the lower of cost or net realizable value, with cost determined on the first-in, first-out basis. Provisions are made to reduce excess and obsolete inventories to their estimated net realizable value. The process for evaluating the value of excess and obsolete inventories requires the Company to make judgments and estimates concerning product changes, future demand and market conditions.

Property, plant and equipment: Property, plant and equipment are stated at cost, less accumulated depreciation. Maintenance and repairs are charged to operations as incurred. Expenditures that significantly extend the useful lives of assets are capitalized.

Depreciation is computed over the estimated useful lives of depreciable assets using the straight-line method. Useful lives are as follows:

Computer and office equipment	3-7 years
Machinery equipment	7 years
Building	39 years
Leasehold improvements	Lesser of life of asset or lease

Debt issuance costs: Debt issuance costs are carried at cost less accumulated amortization as a direct deduction from the carrying amount of the related debt. The costs are amortized over the terms of the related loans using the effective interest method. Amortization expense is classified as interest expense in the accompanying consolidated statements of operations and comprehensive loss.

Discount on notes payable: Debt discounts are reflected as a reduction of debt and are amortized into interest expense over the terms of the related loans using the effective interest method.

Impairment of long-lived assets: The Company evaluates impairment of long-lived assets in accordance with U.S. GAAP. The Company assesses the impairment of long-lived assets, including property and equipment, and purchased intangibles subject to amortization, when events or changes in circumstances indicate that the carrying amount of an asset held may not be recoverable. In such instances, the Company assesses long-lived assets for impairment by determining their estimated fair value based on the forecasted, undiscounted cash flows that the assets are expected to generate, plus the net proceeds expected to be realized from the sale of the assets. An impairment loss is recognized when the estimated fair value of an asset is less than its net book value. The amount of loss, in such instances, is equal to the difference between the asset’s net book value and its estimated fair value.

Forecasts of future cash flows are judgments based on the Company’s experience and knowledge of its business and the industries in which it operates. These forecasts could be significantly affected by future changes in market conditions, the economic environment and capital spending decisions of the Company’s customers, and inflation. The Company believes that the future cash flows to be received from its long-lived assets exceed the carrying value of the assets and, accordingly, the Company did not recognize an impairment loss during the year ended December 31, 2018.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Intangible assets: Intangible assets with finite lives are amortized on a straight-line basis over the estimated lives, as follows:

Trade names/trademarks	15 years
Proprietary technology	9-11 years

Goodwill: Goodwill originated from a March 16, 2016, change of control and represents the excess of the fair value of debt exchanged plus the fair value of the noncontrolling interest over the fair value of the identifiable net assets at such date. The Company evaluates goodwill and other identifiable intangible assets for impairment in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 350, Goodwill and Other Intangible Assets. In January 2014, the FASB issued Accounting Standards Update (ASU) 2014-02, Intangibles—Goodwill and Other (Topic 350): Accounting for Goodwill, which allows private companies an accounting alternative for the subsequent measurement of goodwill. The pronouncement permits a private company to elect to amortize goodwill on a straight-line basis over a period of 10 years, or less than 10 years if the Company demonstrates that another useful life is more appropriate. It also permits a private company to apply a simplified impairment model to goodwill.

Under the aforementioned accounting alternative, goodwill is tested for impairment when a triggering event occurs indicating that the fair value of a company (or a reporting unit) may be below its carrying amount. The amount of goodwill impairment, if any, is equal to the excess of the company’s carrying amount over its fair value. The Company elected to adopt this guidance and to test goodwill for impairment at the entity level. Management determined that there was no impairment charge required during 2018. As a result of the Company’s adoption of the accounting alternative, the Company recognized amortization expense of approximately $1,283,000 for the year ended December 31, 2018. Management anticipates that the Company will recognize future amortization expense, resulting from this election, of approximately $1,283,000, during each year through March 2026.

Customer deposits: Customer deposits represent payments received in advance from customers on sales contracts.

Revenue and cost recognition—systems: The Company recognizes revenue from sales of systems on either the percentage-of-completion method or the completed-contract method. Each contract is evaluated on an individual basis to determine which method is appropriate.

Percentage-of-completion method: The percentage-of-completion method recognizes income as work on a contract progresses. Progress is measured by the percentage of total costs incurred to date to management’s estimated total costs to be incurred for each contract. This method is used because management considers expended costs to be the best available measure of progress on the contracts. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset “costs and estimated earnings in excess of billings on contracts in process” represents revenues recognized in excess of amounts billed. The liability “billings in excess of costs and estimated earnings on contracts in process” represents billings in excess of revenues recognized.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Completed-contract method: Under the completed-contract method, income is recognized only when a contract is completed or substantially completed. Accordingly, during the period of performance, billings and costs are accumulated as work-in-process inventory on the consolidated balance sheets, but no profit or income is recorded before completion or substantial completion of the work. Circumstances considered in determining substantial completion primarily include customer acceptance and compliance with performance specifications.

Revenue and cost recognition—services, parts and upgrades: Service revenues are recognized when the services are performed. Parts and upgrades revenues are recognized upon shipment and when title and risk of loss have passed to the customer.

Shipping and handling costs: Direct costs associated with the shipment of products are included as a component of cost of sales.

Warranties: The Company accounts for warranties based on estimates of future costs associated with fulfilling its warranty obligation. The estimates are derived from historical cost experience. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. The consolidated financial statements include a product warranty reserve, which is included as a component of other current liabilities and accrued expenses. As of December 31, 2018, the accrued warranties are as follows:

Accrued warranties, beginning of year	$501,145
Claims paid	(198,506)
Change in liability for warranties issued during the year and adjustments to pre-existing warranties	139,538

Accrued warranties, end of year	$442,177

Income taxes: The Company and its U.S. subsidiaries are organized as limited liability companies and are treated as pass-through entities for income tax purposes. Each member is allocated and is responsible for their proportionate share of the Company’s taxable income or loss. Accordingly, no provision for U.S. federal income taxes has been recorded in the accompanying consolidated financial statements.

The Company reflects foreign income taxes relating to foreign income earned. Foreign subsidiaries are taxed as corporations in their respective jurisdictions. When applicable, deferred income taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.

The authoritative guidance relating to the accounting for uncertainty in income taxes requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are more likely than not of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. In addition, guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition is also provided. There are no tax positions that the Company’s management has determined to be uncertain.

Recent accounting pronouncements: In May 2014, the FASB issued ASU 2014-09, Revenue From Contracts With Customers (Topic 606), which requires companies to recognize the amount of revenue that it expects to be entitled to for the transfer of promised goods or services to customers. The updated standard will replace most existing revenue recognition guidance in U.S. GAAP and permits the use of either a full retrospective or retrospective with cumulative-effect transition method. The updated standard will be

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

effective for annual reporting periods beginning after December 15, 2018. Early adoption is not permitted. The Company has not yet selected a transition method and is currently evaluating the effect that the updated standard will have on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2019. The Company is currently evaluating the impact of the pending adoption of the new standard on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance on how certain cash receipts and cash payments should be presented and classified in the statement of cash flows with the objective of reducing existing diversity in practice with respect to these items. ASU 2016-15 will be effective for the Company on January 1, 2019. ASU 2016-15 requires a retrospective transition method. However, if it is impracticable to apply the amendments retrospectively for some of the issues, the amendments for those issues would be applied prospectively as of the earliest date practicable. The Company is currently evaluating the impact the adoption of this guidance will have on its consolidated statements of cash flows.

Subsequent events: The Company has evaluated subsequent events for potential recognition and/or disclosure through May 3, 2019, the date the consolidated financial statements were available to be issued.

Note 2. Inventories

Inventories consisted of the following at December 31, 2018:

Raw materials and spare parts	$9,174,027
Work in process	1,272,493

Total inventories	10,446,520
Less allowance for obsolete and slow-moving items	(2,716,546)

Total inventories, net	$7,729,974

Note 3. Contracts in Process

Contracts in process consisted of the following at December 31, 2018:

Costs incurred on contracts in process	$3,243,742
Estimated earnings	4,904,947

Total costs and estimated earnings	8,148,689
Less billings to date	(7,668,438)

Net amount	$480,251

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Such amounts are included in the accompanying consolidated balance sheets at December 31, 2018, under the following captions:

Cost and estimated earnings in excess of billings on contracts in process	$818,448
Billings in excess of costs and estimated earnings on contracts in process	(338,197)

$480,251

Note 4. Property, Plant and Equipment

Property, plant and equipment at December 31, 2018, consisted of the following:

Land and building	$2,024,352
Machinery and equipment	1,796,766
Leasehold improvements	123,991
Computer and office equipment	539,786

4,484,895
Less accumulated depreciation	(698,710)

Property, plant and equipment, net	$3,786,185

Depreciation expense approximated $363,000 for the year ended December 31, 2018.

Note 5. Intangible Assets

Intangible assets as of December 31, 2018, consisted of the following:

	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Proprietary technology	$7,615,000	$(1,950,137)	$5,664,863
Trade names/trademarks	2,011,000	(374,269)	1,636,731

Total intangible assets	9,626,000	(2,324,406)	7,301,594
Goodwill	12,829,012	(3,581,432)	9,247,580

Total intangible assets and goodwill	$22,455,012	$(5,905,838)	$16,549,174

Future amortization expense related to these intangible assets is expected to be as follows:

Years ending December 31:
2019	$2,115,524
2020	2,115,524
2021	2,115,524
2022	2,115,524
2023	2,115,524
Thereafter	5,971,554

$16,549,174

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Note 6. Debt

As of December 31, 2018, debt consisted of the following:

Amended and restated notes payable to senior lender/member:
Term note payable (bearing interest, payable monthly at LIBOR plus 9.50% (11.84% at December 31, 2018), principal due on June 30, 2022)	$20,000,000
Revolving credit note payable (see below)	15,953,866
Commitment and consent fees (see below)	3,043,750
Bridge note payable (due in monthly principal installments of $45,694; noninterest-bearing; repaid on April 30, 2018)	—
Promissory note payable, related party (secured by certain real estate; bearing interest, payable monthly at 9.50%; see below)	1,450,000
Other	317,709

40,765,325
Less current portion	(1,679,090)
Less discount on notes payable	(159,390)
Less debt issuance costs	(3,006,658)

Total long-term debt, less current portion	$35,920,187

The aforementioned term, bridge and revolving credit notes payable were made pursuant to a Second Amended and Restated Senior Secured Note Purchase Agreement (the Agreement), which was executed on March 16, 2016 (and most recently amended on March 25, 2019). The Agreement provides for a security interest in substantially all of the Company’s assets and contains certain restrictive covenants, and a financial covenant. At December 31, 2018, the Company was in violation of a nonfinancial covenant, for which a waiver was obtained.

The revolving credit note payable, as amended, provides for maximum available borrowings of $17,750,000 as of December 31, 2018, with a maturity date of June 30, 2022, bearing interest, payable monthly at LIBOR plus 9.50 percent (11.84 percent at December 31, 2018). The agreement also provides for a portion of the LIBOR rate margin representing interest accruing at a rate per annum equal to 4.00 percent to be paid by capitalizing such interest and adding such capitalized interest to the then-outstanding principal amount as payment-in-kind interest.

In connection with incremental borrowings under an amendment executed on June 26, 2018, the Company incurred commitment fees in the total amount of $3,000,000 as a result of drawing amounts that exceeded predetermined Tier Amounts as specified in the amendment. Under the same amendment, the Company also incurred a consent fee in the amount of $43,750 in connection with the closing of the amendment. The commitment and consent fees are due upon the earlier of the maturity date or a change in control, a debt refinancing or any insolvency proceeding. Such fees are recorded as obligations payable under the credit facility with a corresponding amount recorded as debt issuance costs, which are being amortized into interest expense over the term of the Agreement.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

An additional amendment to the Agreement was executed on March 25, 2019, which increased the maximum available borrowings to $23,250,000. In connection with such amendment, the Company incurred an additional $10,000,000 in commitment fees payable to the lender.

Effective January 1, 2019, the Company entered into a sales-leaseback transaction with the holder of the related-party promissory note payable above, whereby the Company sold and leased back real property in Coopersburg, Pennsylvania, to the related party in full satisfaction of the outstanding principal balance of $1,450,000. The initial lease term extends through December 2028 and requires minimum annual base rent payments in the first year of approximately $138,000, escalating annually over the life of the lease.

In connection with the adoption of ASC 805, effective March 16, 2016, the notes payable made pursuant to the Agreement were recorded at fair value, which provided for a debt discount of approximately $3,955,000. Such fair value was determined using an option pricing model with the following assumptions: expected life of two years, volatility of 60.2 percent and a risk-free interest rate of 0.9 percent. During the year ended December 31, 2018, the Company recorded approximately $1,627,000 in debt discount and debt issuance costs amortization, which was recorded using the effective interest method.

Related-party interest expense approximated $5,453,000 for the year ended December 31, 2018. Related-party accrued interest payable approximated $234,000 at December 31, 2018, and is included on the accompanying consolidated balance sheet in other current liabilities and accrued expenses.

Aggregate maturities of long-term debt as of December 31, 2018, are as follows:

Years ending December 31:
2019	$1,679,090
2020	64,670
2021	23,949
2022	38,997,616

$40,765,325

Note 7. Employee Benefit Plan

The Company maintains a 401(k) plan covering substantially all employees. The plan provides for employer safe harbor, matching and profit sharing contributions based primarily on employee participation. Employer contributions approximated $233,000 for the year ended December 31, 2018.

Note 8. Members’ Equity

As provided in the Limited Liability Company Agreement, the Class A Membership Interests are owned by an entity affiliated with the lender and the Class B Membership Interests are owned by an entity controlled by the former owners of OEMG. On any action required or permitted to be voted on by the Members, the Class A Members and Class B Members shall vote as a single class, with the Class A Members collectively entitled to 75 percent of the aggregate vote and the Class B Members collectively entitled to 25 percent of the aggregate vote. Profits and losses of the Company are allocated to members’ capital accounts in the amount that would be distributed pursuant to a hypothetical distribution for book value (as defined), adjusted for applicable provisions of the Internal Revenue Code (75 percent to Class A and 25 percent to Class B, adjusted for a Qualifying Sale (as defined) that provides for Class B Members to receive a proportionately larger distribution upon a sale of the Company at a specified amount).

The Company may make distributions to unit holders as determined by its Manager for payment of federal and state income taxes.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Note 9. Taxes

For the year ended December 31, 2018, income (loss) before income taxes attributable to domestic and foreign sources approximated the following:

U.S. source loss	$(11,545,000)
Foreign source income	242,000

The provision for income taxes that relate to foreign source income and U.S. state income taxes consists of the following for the year ended December 31, 2018:

U.S.	$12,726
Foreign	146,483

$159,209

The differences between statutory and effective tax rates relate primarily to the U.S. limited liability company not being subject to federal income taxes.

Note 10. Operating Leases

The Company leases space for its corporate headquarters, clean-room and warehouse facilities in Gilbert, Arizona as well as limited warehouse and office space in Arizona, Pennsylvania, Japan, Taiwan and Singapore under operating lease agreements, which expire through December 2028.

Future minimum payments under noncancelable operating leases with initial or remaining terms of one year or more are as follows:

Years ending December 31:
2019	$559,000
2020	512,000
2021	143,000
2022	146,000
2023	149,000
Thereafter	804,000

$2,313,000

Rent expense (including common area maintenance and rental taxes) under the leases described above totaled approximately $879,000 for the year ended December 31, 2018.

Note 11. Litigation

In the ordinary course of conducting business, the Company becomes involved in various lawsuits and administrative proceedings. Some of these proceedings may result in fines, penalties or judgments being assessed against the Company which, from time to time, may have an impact on earnings. Management does not currently believe that any potential liability in excess of amounts accrued, individually or in the aggregate, would have a material adverse effect on its consolidated financial position or results of operations.

OEM Group, LLC and

Subsidiaries

Consolidated Financial Report (Unaudited)

December 31, 2017

OEM Group, LLC and Subsidiaries

Consolidated Balance Sheets

December 31, 2017 and 2016

	2017	2016
Assets
Current assets:
Cash	$1,177,589	$2,043,415
Accounts receivable, net	5,268,280	5,556,792
Inventories, net	8,110,331	8,778,522
Cost and estimated earnings in excess of billings on contracts in process	1,020,127	1,589,206
Prepaid expenses and other current assets	1,873,256	1,851,161

Total current assets	17,449,583	19,819,096
Property, plant and equipment, net	2,736,739	2,767,044
Intangible assets, net	8,134,217	8,966,840
Goodwill, net	10,530,481	11,813,382
Other noncurrent assets	361,429	172,766

	$39,212,449	$43,539,128

Liabilities and Members’ Equity
Current liabilities:
Current portion of long-term debt	$300,070	$1,321,378
Accounts payable	6,317,706	5,617,515
Customer deposits	556,297	2,240,849
Billings in excess of costs and estimated earnings on contracts in process	297,131	2,277,303
Other current liabilities and accrued expenses	2,243,655	1,307,119

Total current liabilities	9,714,859	12,764,164
Long-term debt, less current portion	28,221,226	24,718,367

Total liabilities	37,936,085	37,482,531
Members’ equity	1,276,364	6,056,597

	$39,212,449	$43,539,128

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Consolidated Statements of Operations and Comprehensive Loss

Year Ended December 31, 2017, and Period From March 16, 2016,

Through December 31, 2016

	2017	2016
Revenues	$41,849,483	$36,462,822
Cost of revenues	28,373,503	24,546,110

Gross profit	13,475,980	11,916,712

Operating expenses:
General and administrative	11,494,883	9,709,825
Amortization	2,115,524	1,674,790

	13,610,407	11,384,615

(Loss) income from operations	(134,427)	532,097

Other (expense) income:
Interest expense	(4,552,407)	(3,671,606)
Other, net	16,539	(154,790)

	(4,535,868)	(3,826,396)

Loss before income tax expense	(4,670,295)	(3,294,299)
Income tax expense	226,107	263,817

Net loss	(4,896,402)	(3,558,116)
Other comprehensive income (loss):
Foreign currency translation adjustment	116,169	(54,285)

Comprehensive loss	$(4,780,233)	$(3,612,401)

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Consolidated Statements of Members’ Equity

Year Ended December 31, 2017, and Period From March 16, 2016,

Through December 31, 2016

				Accumulated Other Comprehensive (Loss) Income	Total Members’ Equity
	Membership Interests		Accumulated Deficit
	Class A	Class B
Balance, March 16, 2016	$6,648,000	$3,312,000	$—	$—	$9,960,000
Distribution—transaction costs	—	—	(291,002)	—	(291,002)
Net loss	—	—	(3,558,116)	—	(3,558,116)
Foreign currency translation adjustment	—	—	—	(54,285)	(54,285)

Balance, December 31, 2016	6,648,000	3,312,000	(3,849,118)	(54,285)	6,056,597
Net loss	—	—	(4,896,402)	—	(4,896,402)
Foreign currency translation adjustment	—	—	—	116,169	116,169

Balance, December 31, 2017	$6,648,000	$3,312,000	$(8,745,520)	$61,884	$1,276,364

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Consolidated Statements of Cash Flows

Year Ended December 31, 2017, and Period From March 16, 2016,

Through December 31, 2016

	2017	2016
Cash flows from operating activities:
Net loss	$(4,896,402)	$(3,558,116)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	106,980	235,358
Amortization of intangibles and goodwill	2,115,524	1,674,790
Amortization of debt discount	1,340,043	1,379,137
Amortization of debt issuance cost	131,388	89,609
Elimination of note payable pursuant to summary judgment ruling	(467,000)	—
Bad debt expense	8,878	56,833
Provision for inventory reserves	197,448	435,898
Decrease (increase) in assets:
Accounts receivable	342,610	(2,381,841)
Inventories	470,743	(204,703)
Cost and estimated earnings in excess of billings on contracts in process	569,079	593,880
Prepaid expenses and other assets	(210,758)	(808,831)
Increase (decrease) in liabilities:
Accounts payable and other current liabilities	1,636,727	(2,961,088)
Billings in excess of costs and estimated earnings on contracts in process	(1,980,172)	1,805,683
Customer deposits	(1,684,552)	(1,981,332)

Net cash used in operating activities	(2,319,464)	(5,624,723)

Cash flows from investing activities:
Purchases of property and equipment	(76,675)	(356,979)

Net cash used in investing activities	(76,675)	(356,979)

Cash flows from financing activities:
Borrowings on revolving credit note payable	2,900,000	6,509,848
Payments on revolving credit note payable	(850,000)	(500,000)
Borrowings on long-term debt	48,730	1,613,605
Payments on long-term debt	(621,610)	(1,141,317)
Distribution	—	(291,002)

Net cash provided by financing activities	1,477,120	6,191,134

Effect of exchange rates on cash	53,193	36,120

Net (decrease) increase in cash	(865,826)	245,552
Cash:
Beginning of period	2,043,415	1,797,863

End of period	$1,177,589	$2,043,415

Supplemental disclosures of cash flow information:
Cash paid for interest	$2,844,000	$2,143,000

Cash paid for income taxes	$213,000	$227,000

See notes to consolidated financial statements.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements

Note 1. Nature of Operations and Significant Accounting Policies

Nature of operations: OEM Group, LLC (OEMG) and Subsidiaries (collectively, the Company) are suppliers of semiconductor capital equipment solutions to the global market of manufacturers of computer chips, and adjacent markets such as LED lighting and sensors. The Company designs, manufacturers, sells, installs and services its products worldwide. In addition to supplying the capital equipment, the Company also supplies spare parts, field service, upgrades and software to support the equipment in its customers’ global manufacturing sites.

Principles of consolidation: The accompanying consolidated financial statements include the accounts of OEMG and its wholly owned subsidiaries, OEM Group Japan, G.K. (OEMJ), OEM Technologies, LLC (OEMT), OEM-TEG, LLC (OEM-TEG), OEM Spares, LLC (OEMS), OEM Group, Inc. Taiwan Branch (OET), OEM Group East, LLC (OEE), OEM Group Austria GmbH (OEA), OEM Group Singapore Pte. Limited (OES) and OEM Group IC-DISC, Inc. All significant intercompany transactions and balances have been eliminated upon consolidation.

Use of estimates: The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

Foreign operations: Assets located outside of the United States approximated $4,141,000 and $5,588,000 at December 31, 2017 and 2016, respectively (of which approximately $611,000 and $489,000 were deposited in bank accounts outside of the United States). Revenues earned outside of the United States approximated $12,088,000 and $10,052,000, respectively, for year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016.

Foreign currency translation: The functional currency of OEMT, OEM-TEG, OEMS, OET, OEE, OEA and OES is the United States dollar. The functional currency of OEMJ is the Japanese yen. Assets and liabilities measured in Japanese yen have been translated into U.S. dollars using exchange rates in effect at balance sheet dates. Revenues and expenses measured in Japanese yen have been translated using average exchange rates prevailing during the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016. Capital accounts have been translated using exchange rates in effect when the capital was originally contributed. Translation adjustments have been accounted for as other comprehensive income (loss) in the consolidated statements of members’ equity.

Transactions in foreign currencies are translated at the current exchange rates as of the date on which they are recognized. Such losses, net of any gains, of approximately $176,000 and $38,000, respectively, during 2017 and 2016, are included within operating expenses in the accompanying consolidated statements of operations and comprehensive loss.

Accumulated other comprehensive loss and comprehensive loss: The Company’s accumulated other comprehensive loss is comprised of foreign currency translation adjustments.

Cash: The Company maintains its U.S. cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company does not believe it is exposed to a significant credit risk.

Accounts receivable: Accounts receivable are stated at the amount management expects to collect from outstanding balances. The Company generally does not charge interest on past-due balances, and the Company does not require collateral for accounts receivable. Management provides for probable uncollectable amounts through a charge to earnings and a credit to a valuation allowance based on its

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

assessment of the current status of individual accounts. Balances that are still outstanding after management has used reasonable collection efforts are written off through a charge to the valuation allowance and a credit to accounts receivable. The allowance for doubtful accounts approximated $34,000 and $42,000, respectively, at December 31, 2017 and 2016.

Inventories: Inventories are stated at the lower of cost or net realizable value, with cost determined on the first-in, first-out basis. Provisions are made to reduce excess and obsolete inventories to their estimated net realizable value. The process for evaluating the value of excess and obsolete inventories requires the Company to make judgments and estimates concerning product changes, future demand and market conditions.

Property, plant and equipment: Property, plant and equipment in service as of the date of the Restructuring Agreement (see Note 2) are stated at their estimated fair values. Purchases of property and equipment subsequent to such date are stated at cost. Maintenance and repairs are charged to operations as incurred. Expenditures that significantly extend the useful lives of assets are capitalized.

Depreciation is computed over the estimated useful lives of depreciable assets using the straight-line method. Useful lives are as follows:

Computer and office equipment	3-7 years
Machinery equipment	7 years
Building	39 years
Leasehold improvements	Lesser of life of asset or lease

Debt issuance costs: Debt issuance costs are carried at cost less accumulated amortization as a direct deduction from the carrying amount of the related debt. The costs are amortized over the terms of the related loans using the effective interest method. Amortization expense is classified as interest expense in the accompanying consolidated statements of operations and comprehensive loss.

Discount on notes payable: Debt discounts are reflected as a reduction of debt and are amortized into interest expense over the terms of the related loans using the effective interest method.

Impairment of long-lived assets: The Company evaluates impairment of long-lived assets in accordance with U.S. GAAP. The Company assesses the impairment of long-lived assets, including property and equipment, and purchased intangibles subject to amortization, when events or changes in circumstances indicate that the carrying amount of an asset held may not be recoverable. In such instances, the Company assesses long-lived assets for impairment by determining their estimated fair value based on the forecasted, undiscounted cash flows that the assets are expected to generate, plus the net proceeds expected to be realized from the sale of the assets. An impairment loss is recognized when the estimated fair value of an asset is less than its net book value. The amount of loss, in such instances, is equal to the difference between the asset’s net book value and its estimated fair value.

Forecasts of future cash flows are judgments based on the Company’s experience and knowledge of its business and the industries in which it operates. These forecasts could be significantly affected by future changes in market conditions, the economic environment and capital spending decisions of the Company’s customers, and inflation. The Company believes that the future cash flows to be received from its long-lived assets exceed the carrying value of the assets and, accordingly, the Company did not recognize an impairment loss during the year ended December 31, 2017, or the period from March 16, 2016, through December 31, 2016.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Intangible assets: Intangible assets with finite lives are amortized on a straight-line basis over the estimated lives, as follows:

Trade names/trademarks	15 years
Proprietary technology	9-11 years

Goodwill: Goodwill originated from the March 16, 2016, change of control and represents the excess of the fair value of debt exchanged plus the fair value of the noncontrolling interest over the fair value of the identifiable net assets at such date (see Note 2). The Company evaluates goodwill and other identifiable intangible assets for impairment in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 350, Goodwill and Other Intangible Assets. In January 2014, the FASB issued Accounting Standards Update (ASU) 2014-02, Intangibles—Goodwill and Other (Topic 350): Accounting for Goodwill, which allows private companies an accounting alternative for the subsequent measurement of goodwill. The pronouncement permits a private company to elect to amortize goodwill on a straight-line basis over a period of 10 years, or less than 10 years if the Company demonstrates that another useful life is more appropriate. It also permits a private company to apply a simplified impairment model to goodwill.

Under the aforementioned accounting alternative, goodwill is tested for impairment when a triggering event occurs indicating that the fair value of a company (or a reporting unit) may be below its carrying amount. The amount of goodwill impairment, if any, is equal to the excess of the company’s carrying amount over its fair value. The Company elected to adopt this guidance and to test goodwill for impairment at the entity level. Management determined that there was no impairment charge required during 2017. As a result of the Company’s adoption of the accounting alternative, the Company recognized amortization expense of approximately $1,283,000 and $1,016,000, respectively, for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016. Management anticipates that the Company will recognize future amortization expense, resulting from this election, of approximately $1,283,000 during each year through March 2026.

Customer deposits: Customer deposits represent payments received in advance from customers on sales contracts.

Revenue and cost recognition—systems: The Company recognizes revenue from sales of systems on either the percentage-of-completion method or the completed-contract method. Each contract is evaluated on an individual basis to determine which method is appropriate.

Percentage-of-completion method: The percentage-of-completion method recognizes income as work on a contract progresses. Progress is measured by the percentage of total costs incurred to date to management’s estimated total costs to be incurred for each contract. This method is used because management considers expended costs to be the best available measure of progress on the contracts. Because of the inherent uncertainties in estimating costs, it is reasonably possible that the estimates used will change within the near term.

Contract costs include all direct material and labor costs and those indirect costs related to contract performance. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions, and final contract settlements may result in revisions to costs and income, and are recognized in the period in which the revisions are determined.

The asset “costs and estimated earnings in excess of billings on contracts in process” represents revenues recognized in excess of amounts billed. The liability “billings in excess of costs and estimated earnings on contracts in process” represents billings in excess of revenues recognized.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Completed-contract method: Under the completed-contract method, income is recognized only when a contract is completed or substantially completed. Accordingly, during the period of performance, billings and costs are accumulated as work-in-process inventory on the consolidated balance sheets, but no profit or income is recorded before completion or substantial completion of the work. Circumstances considered in determining substantial completion primarily include customer acceptance and compliance with performance specifications.

Revenue and cost recognition—services, parts and upgrades: Service revenues are recognized when the services are performed. Parts and upgrades revenues are recognized upon shipment and when title and risk of loss have passed to the customer.

Shipping and handling costs: Direct costs associated with the shipment of products are included as a component of cost of sales.

Warranties: The Company accounts for warranties based on estimates of future costs associated with fulfilling its warranty obligation. The estimates are derived from historical cost experience. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. The consolidated financial statements include a product warranty reserve, which is included as a component of other current liabilities and accrued expenses. As of December 31, 2017 and 2016, and for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, the warranties are as follows:

	2017	2016
Accrued warranties, beginning of period	$599,306	$747,147
Claims paid	(131,267)	(149,486)
Change in liability for warranties issued during the year and adjustments to pre-existing warranties	33,106	1,645

Accrued warranties, end of period	$501,145	$599,306

Income taxes: The Company and its U.S. subsidiaries are organized as limited liability companies and are treated as pass-through entities for income tax purposes. Each member is allocated and is responsible for their proportionate share of the Company’s taxable income or loss. Accordingly, no provision for U.S. federal income taxes has been recorded in the accompanying consolidated financial statements.

The Company reflects foreign income taxes relating to foreign income earned. Foreign subsidiaries are taxed as corporations in their respective jurisdictions. When applicable, deferred income taxes are provided on an asset and liability method whereby deferred tax assets are recognized for deductible temporary differences and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases.

The authoritative guidance relating to the accounting for uncertainty in income taxes requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are more likely than not of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. In addition, guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition is also provided. There are no tax positions that the Company’s management has determined to be uncertain.

Recent accounting pronouncements: In May 2014, the FASB issued ASU 2014-09, Revenue From Contracts With Customers (Topic 606), which requires companies to recognize the amount of revenue that it expects to be entitled to for the transfer of promised goods or services to customers. The updated standard

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

will replace most existing revenue recognition guidance in U.S. GAAP and permits the use of either a full retrospective or retrospective with cumulative effect transition method. The updated standard will be effective for annual reporting periods beginning after December 15, 2018. Early adoption is not permitted. The Company has not yet selected a transition method and is currently evaluating the effect that the updated standard will have on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance in this ASU supersedes the leasing guidance in Topic 840, Leases. Under the new guidance, lessees are required to recognize lease assets and lease liabilities on the balance sheet for all leases with terms longer than 12 months. Leases will be classified as either finance or operating, with classification affecting the pattern of expense recognition in the income statement. The new standard is effective for fiscal years beginning after December 15, 2019. The Company is currently evaluating the impact of the pending adoption of the new standard on its consolidated financial statements.

In August 2016, the FASB issued ASU 2016-15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments. ASU 2016-15 provides guidance on how certain cash receipts and cash payments should be presented and classified in the statement of cash flows with the objective of reducing existing diversity in practice with respect to these items. ASU 2016-15 will be effective for the Company on January 1, 2019. ASU 2016-15 requires a retrospective transition method. However, if it is impracticable to apply the amendments retrospectively for some of the issues, the amendments for those issues would be applied prospectively as of the earliest date practicable. The Company is currently evaluating the impact the adoption of this guidance will have on its consolidated statements of cash flows.

Subsequent events: The Company has evaluated subsequent events for potential recognition and/or disclosure through June 8, 2018, the date the consolidated financial statements were available to be issued.

Note 2. Restructuring Transaction

On March 16, 2016, OEMG, its owners and THL (note holder) executed a Restructuring Agreement pursuant to which the note holders contributed warrants (deemed to have no value) and outstanding notes, including accrued interest, in the amount of approximately $15,549,000, in exchange for 10,000 Class A Membership Interests of OEMG with a fair value of $6,648,000, which effectuated a change in control. Concurrent with such transaction, the parties executed a Second Amended and Restated Note Purchase Agreement (Agreement) that provided for various borrowing facilities (see Note 7). In addition, the former owners of OEMG converted their equity interests into 10,000 new Class B membership interests in OEMG with a fair value of $3,312,000. Such fair value was based on fair value of the Class A Membership Interests, without applying a minority discount, due to preferential Class B member liquidation rights and management’s considerations regarding control and marketability among the classes of interests.

Due to the note holder’s election to apply push-down accounting, the transaction was accounted for in accordance with FASB ASC 805, Business Combinations. In connection with the transaction, the Company paid $291,000 of transaction costs on behalf of the members, which were recorded as distributions during the period from March 16, 2016, through December 31, 2016. In addition, the Company incurred approximately $330,000 in debt issuance costs, which have been reflected as a debt discount.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

The estimated fair values of the assets and liabilities as of the date of the Restructuring Transaction are as follows:

Cash	$1,797,000
Accounts receivable	3,230,000
Inventories	9,009,000
Costs and estimated earnings in excess of billing on contracts in process	2,183,000
Prepaid expenses and other current assets	1,219,000
Property, plant and equipment	2,656,000
Intangible assets	9,626,000
Goodwill	12,829,000
Accounts payable	(8,214,000)
Customer deposits	(4,218,000)
Billings in excess of costs and estimated earnings on contracts in process	(472,000)
Other current liabilities and accrued expenses	(1,596,000)
Related-party notes payable	(17,430,000)
Notes payable	(659,000)

Total consideration	$9,960,000

The consolidated statement of operations and comprehensive loss for the period from March 16, 2016, through December 31, 2016, includes the results of operations of the business since the date of the Restructuring Transaction. The assets and liabilities at such date were recorded at their estimated fair values, as determined by the Company’s management with the assistance of external valuation experts, based on information currently available and on current assumptions as to future operations. The excess of the fair value of the debt exchanged for Class A Membership Interests plus the fair value of the noncontrolling interest over the fair value of the net assets at such date have been recognized as goodwill. Management believes that goodwill relates primarily to the value of customer-related intangibles and an assembled workforce, which were subsumed into goodwill in accordance with ASU 2014-18. Goodwill is not expected to be deductible for income tax purposes.

The weighted-average amortization period for intangible assets acquired in the above acquisition are as follows:

	Amounts Allocated	Weighted- Average Amortization Period (Years)
Proprietary technology	$7,615,000	10.9
Trade names/trademarks	2,011,000	15.0

	$9,626,000

The fair values of proprietary technology and trade names/trademarks were based on a discounted cash flow model using the relief-from-royalty method.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Note 3. Inventories

Inventories consisted of the following at December 31:

	2017	2016
Raw materials and spare parts	$7,191,307	6,111,680
Work in process	1,552,370	3,102,740

Total inventories	8,743,677	9,214,420
Less allowance for obsolete and slow-moving items	(633,346)	(435,898)

Total inventories, net	$8,110,331	$8,778,522

Note 4. Contracts in Process

Contracts in process consisted of the following at December 31:

	2017	2016
Costs incurred on contracts in process	$5,249,665	$5,910,351
Estimated earnings	3,288,966	5,059,658

Total costs and estimated earnings	8,538,631	10,970,009
Less billings to date	(7,815,635)	(11,658,106)

Net amount	$722,996	$(688,097)

Such amounts are included in the accompanying consolidated balance sheets at December 31 under the following captions:

	2017	2016
Cost and estimated earnings in excess of billings on contracts in process	$1,020,127	$1,589,206
Billings in excess of costs and estimated earnings on contracts in process	(297,131)	(2,277,303)

	$722,996	$(688,097)

Note 5. Property, Plant and Equipment

Property, plant and equipment at December 31 consisted of the following:

	2017	2016
Land and building	$2,025,145	$2,017,265
Machinery and equipment	592,019	574,680
Leasehold improvements	123,990	123,990
Computer and office equipment	331,565	277,330

	3,072,719	2,993,265
Less accumulated depreciation	(335,980)	(226,221)

Property, plant and equipment, net	$2,736,739	$2,767,044

Depreciation expense approximated $107,000 and $235,000 for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, respectively.

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Note 6. Intangible Assets

Intangible assets as of December 31 consisted of the following:

	2017			2016
	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount
Proprietary technology	$7,615,000	$(1,251,580)	$6,363,420	$7,615,000	$(553,024)	$7,061,976
Trade names/trademarks	2,011,000	(240,203)	1,770,797	2,011,000	(106,136)	1,904,864

Total intangible assets	9,626,000	(1,491,783)	8,134,217	9,626,000	(659,160)	8,966,840
Goodwill	12,829,012	(2,298,531)	10,530,481	12,829,012	(1,015,630)	11,813,382

Total intangible assets and goodwill	$22,455,012	$(3,790,314)	$18,664,698	$22,455,012	$(1,674,790)	$20,780,222

Future amortization expense related to these intangible assets is expected to be as follows:

Years ending December 31:
2018	$2,115,524
2019	2,115,524
2020	2,115,524
2021	2,115,524
2022	2,115,524
Thereafter	8,087,078

$18,664,698

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

Note 7. Debt

As of December 31, debt consisted of the following:

	2017	2016
Amended and restated notes payable to senior lender/member:
Term note payable (bearing interest, payable monthly at LIBOR plus 9.5% (10.83% and 10.24% at December 31, 2017 and 2016, respectively; principal due on February 15, 2019)	$20,000,000	$20,000,000
Bridge note payable (due in monthly principal installments of $45,694; noninterest-bearing; repaid on April 30, 2018)	91,389	639,722
Revolving credit note payable (see below)	8,059,848	6,009,848
Promissory note payable, related party (secured by certain real estate; bearing interest, payable monthly at 9.5%; due on March 31, 2019)	1,450,000	1,450,000
Other	323,218	791,136

	29,924,455	28,890,706
Less: Current portion	(300,070)	(1,321,378)
Less: Discount on notes payable	(1,258,366)	(2,574,780)
Less: Debt issuance costs	(144,793)	(276,181)

Total long-term debt, less current portion	$28,221,226	$24,718,367

The aforementioned term, bridge and revolving credit notes payable were made pursuant to an Agreement, which was executed on March 16, 2016 (and most recently amended on May 2, 2018), concurrent with the Restructuring Transaction (see Note 2). The Agreement provides for a security interest in substantially all of the Company’s assets and contains certain restrictive covenants, and a financial covenant. The Company was in violation of a nonfinancial covenant, for which a waiver was obtained.

The revolving credit note provided for maximum available borrowings of $7,000,000, matured on June 30, 2017, and bears interest, payable monthly at LIBOR plus 9.5 percent (10.83 percent and 10.24 percent at December 31, 2017 and 2016, respectively). During 2017, amendments to the agreement were executed on June 21, 2017, and August 14, 2017, which extended the maturity date of this facility to February 19, 2019, and increased the maximum available borrowings to $9,000,000. Subsequent to year-end, additional amendments to the Agreement were executed on April 16, 2018, and May 2, 2018, which increased the maximum available borrowings to $9,750,000.

In connection with the adoption of ASC 805, effective March 16, 2016, the notes payable made pursuant to the Agreement were recorded at fair value, which provided for a debt discount of approximately $3,955,000. Such fair value was determined using an option pricing model with the following assumptions: expected life of two years, volatility of 60.2 percent and a risk-free interest rate of 0.9 percent. During the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, the Company recorded approximately $1,340,000 and $1,380,000, respectively, in debt discount amortization, which was recorded using the effective interest method.

Related-party interest expense approximated $4,305,000 and $3,600,000 for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, respectively. Related party accrued

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

interest payable approximated $311,000 and $112,000, respectively, at December 31, 2017 and 2016, and is included on the accompanying consolidated balance sheets in other current liabilities and accrued expenses.

Aggregate maturities of long-term debt as of December 31, 2017, are as follows:

Years ending December 31:
2018	$300,070
2019	29,558,386
2020	44,662
2021	21,337

$29,924,455

Note 8. Employee Benefit Plan

The Company maintains a 401(k) plan covering substantially all employees. The plan, which was restated on January 1, 2017, provides for employer safe harbor, matching and profit sharing contributions based primarily on employee participation. Employer contributions approximated $209,000 and $189,000 for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, respectively.

Note 9. Members’ Equity

As provided in the Limited Liability Company Agreement, the Class A Membership Interests are owned by an entity affiliated with the lender and the Class B Membership Interests are owned by an entity controlled by the former owners of OEMG. On any action required or permitted to be voted on by the Members, the Class A Members and Class B Members shall vote as a single class, with the Class A Members collectively entitled to 75 percent of the aggregate vote and the Class B Members collectively entitled to 25 percent of the aggregate vote. Profits and losses of the Company are allocated to members’ capital accounts in the amount that would be distributed pursuant to a hypothetical distribution for book value (as defined), adjusted for applicable provisions of the Internal Revenue Code (75 percent to Class A and 25 percent to Class B, adjusted for a Qualifying Sale (as defined) that provides for Class B Members to receive a proportionately larger distribution upon a sale of the Company at a specified amount).

The Company may make distributions to unit holders as determined by its Manager for payment of federal and state income taxes.

Note 10. Taxes

For the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, income (loss) before income taxes attributable to domestic and foreign sources approximated the following:

	2017	2016
U.S. source loss	$(5,351,000)	$(4,881,000)
Foreign source income	681,000	1,587,000

OEM Group, LLC and Subsidiaries

Notes to Consolidated Financial Statements—(Continued)

The provision for income taxes that relate to foreign source income and U.S. state income taxes consists of the following for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016:

	2017	2016
Current:
U.S.	$15,623	$2,322
Foreign	210,484	79,248
Deferred:
U.S.	—	—
Foreign	—	182,247

	$226,107	$263,817

The differences between statutory and effective tax rates relate primarily to the limited liability company not being subject to federal income taxes.

Note 11. Major Customers

Customers are considered major when revenue for the customer exceeds 10 percent of total revenue for the period or outstanding receivable balances exceed 10 percent of current assets. Revenues from one major customer for the period from March 16, 2016, through December 31, 2016, approximated $6,286,000. For the year ended December 31, 2017, there were no customers that exceeded 10 percent of total revenue or outstanding accounts receivable in excess of 10 percent of current assets.

Note 12. Operating Leases

The Company leases space for its corporate headquarters, clean-room and warehouse facilities in Gilbert, Arizona as well as limited warehouse and office space in Arizona, Pennsylvania, Japan, Taiwan and Singapore under operating lease agreements, which expire through November 2020.

Future minimum payments under noncancelable operating leases with initial or remaining terms of one year or more are as follows:

Years ending December 31:
2018	$393,000
2019	309,000
2020	275,000

$977,000

Rent expense (including common area maintenance and rental taxes) under the leases described above totaled approximately $912,000 and $732,000 for the year ended December 31, 2017, and the period from March 16, 2016, through December 31, 2016, respectively.

Note 13. Litigation

In the ordinary course of conducting business, the Company becomes involved in various lawsuits and administrative proceedings. Some of these proceedings may result in fines, penalties or judgments being assessed against the Company which, from time to time, may have an impact on earnings. Management does not currently believe that any potential liability resulting from proceedings, individually or in the aggregate, would have a material adverse effect on its consolidated financial position or results of operations.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2018

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Member of

Copperweld Bimetallics LLC

Fayetteville, Tennessee

We have audited the accompanying consolidated financial statements of Copperweld Bimetallics LLC (the Company), a subsidiary of THL Credit Copperweld Holdings LLC, and its subsidiary, which comprise the consolidated balance sheet as of December 31, 2018, and the related consolidated statements of comprehensive income, changes in member’s equity (deficit), and cash flows for the year then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Copperweld Bimetallics LLC and its subsidiary as of December 31, 2018, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Sincerely,

/s/ Anglin Reichmann Armstrong, P.C.

CERTIFIED PUBLIC ACCOUNTANTS

March 5, 2019

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2018

Assets
Current Assets
Cash and cash equivalents	$974,801
Trade accounts receivable, less allowances for doubtful accounts of $23,421	8,953,602
Other receivables	243,565
Inventories	10,213,630
Deferred tax assets - current	11,955
Other current assets	980,714

Total Current Assets	21,378,267

Noncurrent Assets
Property, plant, and equipment, net	10,832,943
Contract right intangible, net	14,838,000
Deferred tax assets - noncurrent	1,245,013
Other noncurrent assets	330,986

Total Noncurrent Assets	27,246,942

Total Assets	$48,625,209

Liabilities and Member’s Equity
Current Liabilities
Revolver note payable	$2,279,125
Trade accounts payable	4,941,179
Accrued liabilities	1,617,746
Accrued wages and salaries	1,149,351
Customer deposits	344,434
Accrued taxes	30,557
Other accruals	593,622

Total Current Liabilities	10,956,014

Noncurrent Liabilities
Long-term debt, net	7,770,663

Total Noncurrent Liabilities	7,770,663

Total Liabilities	18,726,677

Member’s Equity
Member’s contribution	52,982,604
Accumulated other comprehensive loss	(952,069)
Accumulated deficit	(22,132,003)

Total Member’s Equity	29,898,532

Total Liabilities and Member’s Equity	$48,625,209

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2018

Gross sales	$95,867,013
Deductions	(3,626,779)

Net sales	92,240,234
Cost of sales	78,164,465

Gross margin	14,075,769
Sales and marketing	4,537,386
General and administrative	5,811,965

Income (loss) from operations	3,726,418
Other income (expenses)
Other nonoperating income (expense)	(244,979)
Interest expense	(1,385,365)

Total other income (expenses)	(1,630,344)

Income (loss) before taxes	2,096,074
Income tax (benefit) expense	(1,256,968)

Net income (loss)	3,353,042
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments	(99,821)

Total Comprehensive Income (Loss)	$3,253,221

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED STATEMENT OF CHANGES IN MEMBER’S EQUITY (DEFICIT)

FOR THE YEAR ENDED DECEMBER 31, 2018

	Member’s Contribution	Accumulated Other Comprehensive Income (Loss)	Accumulated Deficit	Total
As of December 31, 2017	$54,024,923	$(852,248)	$(24,788,363)	$28,384,312
Net income	—	—	3,353,042	3,353,042
Member distribution	(1,200,000)	—	—	(1,200,000)
Dividends paid	—	—	(539,001)	(539,001)
Dividend PIK	157,681	—	(157,681)	—
Change of cumulative currency translation	—	(99,821)	—	(99,821)

As of December 31, 2018	$52,982,604	$(952,069)	$(22,132,003)	$29,898,532

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2018

Cash Flows from Operating Activities
Net income	$3,353,042
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	1,931,907
Amortization of contract right intangible asset	3,000,000
Amortization of debt issuance discount	198,292
Deferred tax benefit	(1,256,968)
Loss on disposal of property and equipment	69,394
Changes in asset and liability accounts:
Accounts receivable, net	(1,707,316)
Inventories	(708,614)
Other receivables and prepayments	(157,662)
Accounts payable	1,243,775
Other payables and accrued liabilities	533,883
Taxes payable	865

Net Cash Provided by Operating Activities	6,500,598

Cash Flows from Investing Activities
Purchases of property and equipment	(1,927,635)
Proceeds from sale of property and equipment	47,500

Net Cash Used in Investing Activities	(1,880,135)

Cash Flows from Financing Activities
Dividends to member	(356,720)
Capital distribution	(800,000)
Borrowings (payments) on revolver note payable, net	(2,812,802)
Payment on loan finance cost	(14,175)

Net Cash Used in Financing Activities	(3,983,697)

Effect of exchange rate on cash	(19,286)

Net Increase in Cash and Cash Equivalents	617,480
Cash and Cash Equivalents, Beginning of Year	357,321

Cash and Cash Equivalents, End of Year	$974,801

Supplemental Information
Cash paid for interest	$1,436,556
Noncash financing activity - dividends to member	157,681

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2018

Note 1—Organization

Copperweld Bimetallics LLC (Copperweld Bimetallics, Copperweld, or the Company) is a Delaware limited liability company located in Fayetteville, Tennessee. Copperweld is a wholly owned subsidiary of THL Credit Copperweld Holdings LLC (Parent or Holdings). Copperweld is engaged in the manufacturing and distribution of bimetallic wire and strand products for use in cable television, telecommunications, electrical utility, electronics, and other industrial and transit application.

Copperweld Bimetallics U.K. Limited (Copperweld U.K.) is a United Kingdom private company located in Telford, England. Copperweld U.K. is a wholly owned subsidiary of Copperweld Bimetallics. Copperweld Bimetallics and Copperweld U.K. are engaged in the manufacturing and distribution of bimetallic wire and strand products for use in cable television, telecommunications, electrical utility, electronics, and other industrial and transit applications. Copperweld Bimetallics and Copperweld U.K. (collectively referred to as the Company) have customers throughout the United States and the world.

Copperweld has a sales office that is registered in Ghent, Belgium (Copperweld Bimetallics LLC Europe).

Note 2—Significant Accounting Policies

(a) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Copperweld Bimetallics, its branch office in Belgium and its wholly owned subsidiary, Copperweld U.K. All significant intercompany balances and transactions have been eliminated in consolidation. The Company has no investments in variable interest entities.

(b) Basis of Accounting

The Company’s financial statements are prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (GAAP) where income is recognized when earned and expenses are recorded when incurred.

(c) Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment, useful lives of contract right intangible, allowances for doubtful accounts and sales returns, and valuation of deferred tax assets, property, plant and equipment, contract right intangible, inventory, and income tax uncertainties, other contingencies, and the gain recognized in conjunction with the Company’s restructuring in 2016.

(d) Segment Reporting

The Company has one operating segment which is bimetallic wire and strand products. Management has chosen to organize the Company based on the type of products sold. Substantially all of the Company’s assets are located in the United States.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

(e) Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

(f) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and the Company’s customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts monthly. Past-due balances over 90 days and over a specified amount are reviewed individually for collectability. Allowance for doubtful accounts was $23,421 for the year ended December 31, 2018. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company did not write off any bad debts during the year ended December 31, 2018. The Company does not have any off-balance-sheet credit exposure related to its customers.

(g) Inventories

Inventories are measured at the lower of cost and market. The cost of inventories is based on the first-in, first-out principle, and includes expenditures incurred in acquiring the inventories, production or conversion costs, and other costs incurred in bringing them to their existing location and condition. In the case of finished goods and work in progress, costs include an appropriate share of production overheads based on normal operating capacity.

(h) Revenue Recognition

Revenue from sales of Copper-Clad Aluminum (CCA) and Copper-Cold Steel (CCS) is recognized when all of the following conditions are met: persuasive evidence of an arrangement exists, delivery of the products has occurred, the fee is fixed or determinable and collectability is reasonably assured. The Company’s products are considered delivered at the point when the title transfers and the customer assumes the risk of loss. Delivery is evidenced by signed bills of lading for sales.

The Company’s sales agreements do not provide customers the right of return, price protection or any other concessions. However, the Company allows for an exchange of products or return if the products are defective. For the years presented, defective product returns were immaterial.

Although most of the Company’s products are covered by its warranty programs, the terms and conditions of which vary depending on the customer and the product sold. Because the Company has not experienced any significant warranty claims in the past, the Company has not established any reserve for warranty claims or defective products.

For sales made to customers in certain countries, the Company’s sales are net of value added tax, or VAT, collected on behalf of tax authorities in respect of product sales. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the consolidated balance sheet until it is paid to the tax authorities.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

(i) Shipping and Handling Costs

Freight billed to customers is considered sales revenue and the related freight costs as a sales and marking expense. For the year ending December 31, 2018, shipping and handling costs of $1,716,602 were recorded in sales and marketing on the consolidated statement of comprehensive income.

(j) Property, Plant, and Equipment

Property, plant, and equipment are stated at cost. Depreciation is recognized in profit or loss on a straight-line basis over the estimated useful lives of each part of an item of property, plant, and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset.

The estimated useful lives for the current and comparative periods are as follows:

Years
Buildings	40
Building improvements	3-20
Machinery and equipment	3-25
Furniture and fixtures	3-7
Computer equipment	3-5
Vehicles	3

Depreciable methods, useful lives, and residual values are reviewed at each financial year-end and adjusted if appropriate. Amortization expense and accumulated amortization are included in depreciation expense and accumulated depreciation, respectively.

(k) Intangible Assets

Intangible assets, consisting of contract rights, are amortized on a straight-line basis, which approximates the economic benefit, over its useful life of 10 years based on the contract terms.

(l) Long-lived Assets

Long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization and depreciation, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary.

Long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization and depreciation, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary.

The company reviews each quarter to assess whether events or changes in circumstances (triggering events) indicate that the carrying value of the contract right intangible may not be recoverable. If there is a triggering event, the Company then compares the undiscounted cash flow projections to the carrying value (recoverability test). If the undiscounted cash flows are less than the carrying value then the Company compares the carrying value to its fair value to assess and measure any potential impairment. The trigging events include but are not limited to: (i) a significant decrease of volume; (ii) a significant increase of cost to produce goods; (iii) a significant decrease in current period earnings before interest, taxes, depreciation and amortization (EBITDA) attributable to the contract right intangible that demonstrates continuing insufficient EBITDA associated with the use of contract right intangible; and (iv) a current expectation that is more likely than not (more than 50%), the contract right will be terminated or otherwise disposed of significantly before the end of its previously estimated useful life. The result of the evaluation of triggering events may require a further impairment analysis under Accounting Standards Codification (ASC) 360-10-35.

(m) Foreign Currency Translation

Copperweld U.K.’s accounting records are measured using local currency (British pounds) as the functional currency. All of the assets and liabilities of the subsidiary are converted to U.S. dollars at the exchange rate in effect at the balance sheet date, income and expense accounts are translated at average rates for the period, and member’s equity accounts are translated at historical rates. The net effect of foreign currency translation adjustments is included in member’s equity as a component of accumulated other comprehensive income in the accompanying consolidated balance sheets. Foreign currency transaction gains or losses are credited or charged to income as incurred.

(n) Income Taxes

Income tax expense comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss. Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. It is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date. Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

A deferred tax asset is recognized for unused tax losses, tax credits, and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and a valuation allowance is provided to reduce the

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

carrying amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of comprehensive income.

(o) Leases

Payments made under operating leases are recognized in profit or loss on a straight-line basis over the term of the lease. Lease incentives received are recognized as an integral part of the total lease expense, over the term of the lease.

(p) Fair Value Measurement and Financial Instruments

The respective carrying value of certain financial instruments of the Company approximates their fair value. These instruments include cash, trade accounts receivable, long-term debt, and accounts payable. Fair values of cash, trade accounts receivables and accounts payable are assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values, they are receivable or payable on demand, or the interest rates earned and/or paid approximate current market rates.

The Company has no assets and liabilities measured at fair value on a recurring basis.

(q) Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

From time to time, the Company is subject to claims arising in the ordinary course of business. In the opinion of management, the ultimate resolution of any such claims as of December 31, 2018 will not have a material effect on the liquidity, cash flows or financial position of the Company or on its operations.

Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remedial feasibility study. Such accruals are adjusted as further information develops or circumstances change. Costs of expected future expenditures for environment remediation obligations are not discounted to their present value. The Company has no accrued losses for environmental remediation obligations, and is not aware of any claims, as of December 31, 2018, except as disclosed in footnote 11(b).

The Company has a License Agreement with Nexans Deutschland GmbH (Nexans). Pursuant to the agreement, the Company must pay royalties for CCA that is produced by all of its present and future affiliated companies’ worldwide using equipment designed by Nexans (KM line). The agreement terminates on December 31, 2026. Total royalty fees under the agreement were $239,452 for the year ended December 31, 2018.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

(r) Concentrations of Credit Risk

The Company maintains cash in high quality financial institutions. Financial institutions in the U.S are insured up to $250,000 per bank by the Federal Deposit Insurance Corporation. Financial institutions in the U.K. are insured up to £85,000 (approximately $95,000 at December 31, 2018) per bank by the Financial Services Compensation Scheme. Financial institutions in Belgium are insured up to €100,000 (approximately $111,000 at December 31, 2018) by the Protection Fund for Deposits and Financial Instruments. At times, the balances in these accounts may be in excess of insured limits. At December 31, 2018, the Company had $141,019 in excess of insured limits.

(s) Subsequent Events

The Company has evaluated events from the balance sheet date through March 5, 2019, the date at which the consolidated financial statements were available to be issued. The Company has determined that there are no other items to disclose.

Note 3—Asset Purchase

On December 11, 2013, Copperweld Bimetallics entered into an Asset Purchase Agreement (APA) and other ancillary agreements with CommScope, Inc. of North Carolina (CS) whereby Copperweld Bimetallics purchased the bimetallic manufacturing assets of CS for $38 million and entered into a 10-year supply agreement to provide CS with their bimetallic wire requirements.

The assets, both tangible and intangible, are recorded at their estimated fair values as of the acquisition date. The assets purchased in the CS acquisition are presented below at their estimated fair values as of the acquisition date of December 11, 2013:

Assets:
Equipment	$8,000,000	(a)
Contract right intangible	30,000,000	(b)

Net assets acquired at fair value	$38,000,000

(a) Equipment

Under the APA, Copperweld Bimetallics purchased all of CS’s bimetallic rod and wire manufacturing equipment worldwide including all aluminum and steel copper cladding lines, drawing lines, fine wire drawing lines, furnaces, and a respooling line. Also included was all the ancillary equipment, consumables, and spare parts, such as rod welders, drawing lubrication systems, drawing dies, mill rolls, etc. This equipment was developed and is specifically utilized for the manufacture of copper-clad aluminum (CCA) and copper-clad steel (CCS) rod and wire products.

(b) Contract Right Intangible

As part of the APA, the Company entered into a 10-year exclusive supply agreement with CS, pursuant to which the Company agreed to supply CS and its subsidiaries with 100% of their requirements for specified CCA and CCS products in the United States and 100% of their requirements for specified CCA products in the People’s Republic of China, or PRC, and Scotland (which products are collectively referred to as covered products). On September 29, 2016, the Company and CS entered into the Amendment to Supply

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

Agreement, under which CS shall be required to purchase at least 80%, rather than all, of the Covered Product from the Company. Notwithstanding the obligation to buy 80% of the Covered Product from the Company, CommScope represents to the Company that CommScope intends to purchase 100% of the Covered Product from the Company. The Company also has a right of first offer under the supply agreement to be CS’s exclusive supplier if CS desires to purchase, in addition to the covered products, other CCA or CCS bimetallic wire or wire feedstock for use in the United States or other CCA bimetallic wire or wire feedstock in the PRC or Scotland. Aggregate amortization expense was $3,000,000 for the year ended December 31, 2018. Accumulated amortization was $15,162,000 at December 31, 2018. Estimated amortization expense for each of the next four years is $3,000,000 and $2,838,000 for the fifth and final year.

Note 4—Market Concentrations

The Company has two production facilities. One is located in Fayetteville, Tennessee, in the United States (U.S.), and the other is located in Telford, England, in the U.K. The Company sells to manufacturing companies worldwide that operate primarily in the telecommunications, electrical utility, and transportation industries.

The percentages of the Company’s gross sales from its products for the year ended December 31, 2018 are as follows:

	Amount	Percentage of Total
CCA	$40,714,610	42%
CCS	53,117,291	56%
Others	2,035,112	2%

Total	$95,867,013	100%

The United States is the only country that exceeds 10% of gross sales. The percentages of the Company’s gross sales from customers located in the United States and other countries for the year ended December 31, 2018 are as follows:

	Amount	Percentage of Total
United States	$70,412,088	73%
European countries	13,254,474	14%
Other countries	12,200,451	13%

Total	$95,867,013	100%

Customers’ revenue individually exceeding 10% of the Company’s total revenue for the year ended December 31, 2018 are as follows:

	Amount	Percentage of Total
Customer A	$26,828,880	28%

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

Accounts receivable from individual customers that exceeded 10% of the Company’s accounts receivable, net, as of December 31, 2018 are as follows:

	Amount	Percentage of Total
Customer A	$1,424,359	16%

Note 5—Inventories

Inventories consist of the following at December 31, 2018:

Raw materials	$3,379,607
Work in process	1,766,142
Finished goods	5,067,881

Total inventories	$10,213,630

The Company purchases raw materials from a limited number of suppliers. Eight major suppliers provided approximately 97% of the Company’s raw materials for the year ended December 31, 2018.

Note 6—Property, Plant, and Equipment

Property, plant, and equipment consist of the following as of December 31, 2018:

Building	$2,524,805
Building and improvements	855,699
Furniture and fixtures	4,599
Vehicles	70,276
Computer hardware and software	499,391
Machinery and equipment	26,643,217

30,597,987
Less accumulated depreciation	(20,536,149)

10,061,838
Land	100,726
Construction in progress	670,379

Total property, plant, and equipment, net	$10,832,943

Depreciation expense was $1,931,907 for the year ended December 31, 2018.

Construction in progress as of December 31, 2018 primarily consists of upgrades to existing equipment.

Note 7—Revolver Loan Payable & Long-term Debt

Revolver Loan Payable at December 31, 2018 consists of:

U.S. revolving credit facilities:
Fifth Third revolving credit facility	$2,002,536
UK invoice discounting credit facility	276,589

Revolver Loan Payable	$2,279,125

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

Long-term debt at December 31, 2018 consists of the following:

Senior loan	$8,000,000

Total long-term debt	8,000,000
Less current portion	—

Long-term debt, excluding current portion	8,000,000
Less unamortized discount and debt issuance cost	229,337

Long-term debt, excluding current portion, net	$7,770,663

Future contractual maturities of long-term debt as of December 31, 2018 are as follows:

Amount
Year ending December 31,
2019	$—
2020	—
2021	8,000,000
2022	—
2023	—
Thereafter	—

Principal amount	$8,000,000
Less unamortized debt issuance costs	(229,337)

Long term debt, net	$7,770,663

The $8,000,000 that matures in 2021 is held by an affiliate of the Company Parent. The Senior loan bears a contractual interest rate of 12%.

The Company had a balance outstanding on the revolving credit facilities of $2,002,536 as of December 31, 2018. The interest rate for the Fifth Third revolving credit facility is based on the 30-day London Interbank Offered Rate (the LIBOR Rate) plus the applicable margin of 2.5% per annum. The Company paid an initial commitment fee of $65,000, and is also required to pay a monthly fee of 0.50% on available but unused amounts under the revolving credit facility.

At December 31, 2018, the Company was obligated under a term loan (Senior loan) with a principal amount of $8,000,000. The term loan bears interest at 12% and matures on October 5, 2021.

The Company’s debt agreements contain certain quarterly and annual financial covenants, customary events of default and covenants, including covenants that restrict the ability of the Company to incur certain additional indebtedness, create or permit liens on assets, engage in mergers or consolidations, and certain restrictive financial covenants. If any event of default shall have occurred and be continuing, the lenders may have elected to declare the loan immediately due and payable.

Copperweld U.K.

Copperweld U.K. maintains an invoice discounting credit facility with a limit of £750,000. The facility provides cash advances of up to 85% of approved sales ledgers which are secured by trade accounts receivable of Copperweld U.K. The facility bears interest at a variable rate based on the Bank of England

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

base rate. The facility automatically renews every year based on an annual review conducted by the financing institute. Copperweld U.K. is required to maintain a projected turnover each 12-month period and a minimum net worth of £750,000 at all times if the credit facility has an outstanding balance. The facility had a balance outstanding of $276,730 as of December 31, 2018. Copperweld UK was in compliance with all covenants related to its credit facility as of December 31, 2018.

Note 8—Operating Leases

The Company leases certain property and equipment under the terms of operating lease agreements expiring October 2019 through December 2023. Rent expense under these leases was approximately $252,746 for the year ended December 31, 2018. Future minimum rentals for years subsequent to December 31, 2018 are as follows:

Amount
Year ending December 31,
2019	$253,835
2020	220,063
2021	213,905
2022	192,841
2023	119,682
Thereafter	—

$1,000,326

Note 9—Income Taxes

Income tax expense (benefit) for the year ended December 31, 2018 consists of the following:

	Other Comprehensive Income	Current	Deferred	Total
Year ended December 31, 2018:
US federal	$—	$—	$(649,606)	$(649,606)
State and local	—	—	(607,362)	(607,362)

	$—	$—	$(1,256,968)	$(1,256,968)

A reconciliation of federal income tax expense (benefit) at the statutory rate to the Company’s actual income tax expense for the year ended December 31, 2018 is shown below:

Computed at statutory rate (21%)	$440,176
Nondeductible expenses and other permanent differences	25,209
State income taxes	89,922
Gain from foreign subsidiary	(88,149)
Foreign rate differential and valuation allowance	(1,724,126)

Income tax expense (benefit)	$(1,256,968)

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

Components of the net deferred tax assets and liabilities at December 31, 2018 are as follows:

Deferred tax assets:
Accrued wages and compensated absences	$11,955
Losses from foreign subsidiary	262,922
Net operating loss carryforward	552,643
Property and equipment, principally due to depreciation	692,370

1,519,890

Deferred tax liabilities:
Depreciation from foreign subsidiary	(139,224)

(139,224)
Valuation allowance	(123,698)

Net deferred tax asset	$1,256,968

The Company’s subsidiary, Copperweld U.K., located in the United Kingdom, files tax returns in the United Kingdom. The accumulated losses recorded related to this subsidiary are not recognized for tax purposes in the United States until the investment is disposed as the Company treats income of the subsidiary as permanently reinvested. The Company has not provided U.S. income taxes for $1,383,796 of accumulated undistributed losses of its Copperweld U.K. subsidiary as of December 31, 2018. Additionally, the Company’s cash balances at Copperweld U.K. were $97,837 as of December 31, 2018. The Company does not intend to repatriate future earnings of Copperweld U.K. and would need to consider the tax implications if these funds were repatriated.

There was no valuation allowance for domestic deferred tax assets as of December 31, 2018. There was a valuation allowance for foreign deferred tax asset of $123,698 as of December 31, 2018. Total valuation allowance was $123,698 as of December 31, 2018. The net change in the valuation allowance was $(1,776,016) for the year ended December 31, 2018. No valuation allowance for the domestic deferred tax assets was accrued at December 31, 2018 as the assets were considered fully realizable in the future.

The valuation allowance reduces the deferred tax assets to the amounts that are more likely than not to be realized, which include substantially all deferred tax assets. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible and NOL’s can be applied. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment.

The tax returns of the U.S. Entities are subject to U.S. income tax examination by tax authorities. Both federal and state income tax return are subject to audit for the years from 2014 to 2018. The Company’s consolidated tax returns, under its previous structure prior to restructuring in 2016, for fiscal years 2015 and 2016 are the remaining years subject to audit. The Company’s tax return, under its current structure, for fiscal years 2016, 2017, and 2018 are the remaining years subject to audit.

The Company recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. The company has analyzed potential liability for uncertain tax positions, and has not accrued for uncertain tax positions or unrecognized tax positions as of December 31, 2018. As of December 31, 2018, the Company did not have any unrecognized tax benefits and thus no interest or penalties related to unrecognized tax benefits were recorded. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months.

Note 10—401(k) and Profit Sharing Plan

Copperweld Bimetallics U.S. employees are provided a 401(k) plan. U.S. employees are eligible for the defined contribution plan after three months of full-time employment. Employee deferrals and company matching are 100% vested immediately upon eligibility. Copperweld Bimetallics matches up to 4% for participating employees. The cost recognized by the Company for matching contributions was $167,761 for the year ended December 31, 2018.

Copperweld U.K. operates a defined contribution pension scheme for employees. All U.K. employees are eligible to join the pension on satisfactory completion of their trial period, which is typically three months. U.K. employees can contribute as much as they like subject to current U.K. laws, but the Company will match only the first 2.5% of gross pay in the current year. The assets of the scheme are held separately from those of the company. The annual contributions payable are charged to expense. The cost recognized by the Company was approximately $16,642 for the year ended December 31, 2018.

Note 11—Commitments and Contingencies

(a) Product Warranties

The Company’s product warranties against technical defects of its copper-clad products wires vary, depending on sales orders with each customer. The warranties require the Company to replace defective components and pay for the losses customers incur from defective products or a certain percentage of the selling price as liquidated damages for the Company’s failure to meet the specified product specifications and packaging requirements in the sales orders. The Company has not established any reserves for potential warranty claims as historically they have experienced few warranty claims for their products for amounts that were not material.

(b) Environmental Remediation Obligations

The Company’s operations are subject to extensive regulations governing the creation, use, transportation and disposal of wastes and hazardous substances, air and water emissions, remediation, workplace exposure and other environmental matters. The costs of complying with such laws and regulations, including participation in assessments and clean-ups of sites, as well as internal voluntary programs, can be significant and will continue to be so for the foreseeable future. Future environmental regulations could impose stricter compliance requirements on the Company and the end markets that they serve. Additional pollution control equipment, process changes, or other environmental control measures may be needed at some of the Company’s facilities to meet future requirements. Additionally, evolving regulatory standards and expectations could result in increased litigation and/or increased costs of compliance with environmental laws, all of which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2018

Environmental matters for which the Company may be liable may arise in the future at the Company’s present sites, at previously owned sites, sites previously operated by the Company, or sites owned by the Company’s predecessors. The Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), established responsibility for clean-up without regard to fault for persons who have released or arranged for disposal of hazardous substances at sites that have become contaminated and for persons who own or operate contaminated facilities.

In many cases, courts have imposed joint and several liability on parties at CERCLA clean-up sites. The Company’s Fayetteville location is located an industrial use area, which may have been contaminated by pollutants which may have migrated from neighboring facilities or have been released by prior occupants. Some of the Company’s properties have been affected by releases of cutting oils and similar materials, and the Company is investigating and remediating such known contamination pursuant to applicable environmental laws. Although the costs of these clean-ups are not reasonably estimable at this time, the Company does not expect for the ultimate resolution to have a material effect on the Company’s consolidated financial statements.

The Company is currently participating in funding an environmental investigation for a Superfund Site for Chemetco, a secondary copper smelting facility in Southern Illinois, which operated from 1970 to 2001 and to which the Company, along with hundreds of other companies, indirectly shipped scrap metal for recycling. A reasonable estimate of the possible loss or range of loss cannot be made until the site investigation and cleanup plan, as well as the Environmental Protection Agency’s review of all shipping records, are complete.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

DECEMBER 31, 2017 AND 2016

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED BALANCE SHEETS

AS OF DECEMBER 31, 2017 AND 2016

	2017	2016
Assets
Current Assets
Cash and cash equivalents	$357,321	$540,065
Trade accounts receivable, less allowances for doubtful accounts of $23,421 and $36,859 as of December 31, 2017 and 2016, respectively	6,895,445	6,509,012
Other receivables	528,140	371,887
Inventories	8,673,760	9,409,008
Other current assets	592,530	772,027

Total Current Assets	17,047,196	17,601,999

Noncurrent Assets
Property, plant, and equipment, net	10,999,422	11,735,946
Contract right intangible, net	17,838,000	20,838,000
Other noncurrent assets	431,707	378,419

Total Noncurrent Assets	29,269,129	32,952,365

Total Assets	$46,316,325	$50,554,364

Liabilities and Member’s Equity
Current Liabilities
Revolver note payable	$5,081,009	$6,758,663
Trade accounts payable	3,766,865	3,004,037
Accrued liabilities	914,861	1,302,414
Accrued wages and salaries	198,359	259,358
Accrued taxes	22,827	358
Other accruals	260,824	248,824

Total Current Liabilities	10,244,745	11,573,654

Noncurrent Liabilities
Long-term debt, net of current portion	7,687,268	7,583,024

Total Noncurrent Liabilities	7,687,268	7,583,024

Total Liabilities	17,932,013	19,156,678

Member’s Equity
Member’s contribution	54,024,923	53,372,445
Accumulated other comprehensive loss	(852,248)	(966,693)
Accumulated deficit	(24,788,363)	(21,008,066)

Total Member’s Equity	28,384,312	31,397,686

Total Liabilities and Member’s Equity	$46,316,325	$50,554,364

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE LOSS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	2017	2016
Gross sales	$73,885,283	$76,732,569
Deductions	(3,705,329)	(3,688,958)

Net sales	70,179,954	73,043,611
Cost of sales	62,495,417	64,510,396

Gross margin	7,684,537	8,533,215
Sales and marketing	3,432,239	2,329,167
General and administrative	6,003,392	6,794,506

Loss from operations	(1,751,094)	(590,458)
Other income (expenses)
Other nonoperating (income) expense	20,158	(130,157)
Interest expense	(1,396,883)	(7,231,075)

Total other income (expenses)	(1,376,725)	(7,361,232)

Loss before taxes	(3,127,819)	(7,951,690)
Income tax (benefit) expense	—	206,041

Net loss	(3,127,819)	(8,157,731)
Other comprehensive loss (income), net of tax Foreign currency translation adjustments	114,445	(179,950)

Total Comprehensive Loss	$(3,013,374)	$(8,337,681)

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED STATEMENTS OF CHANGES IN MEMBER’S EQUITY (DEFICIT)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	Common Member’s Contribution	Accumulated Other Comprehensive Income	Accumulated Defecit	Total
As of December 31, 2015	$12,593,678	$(786,743)	$(12,705,631)	$(898,696)
Net loss	—	—	(8,157,731)	(8,157,731)
Member contribution from loan restruction	40,634,063	—	—	40,634,063
Dividend PIK	144,704	—	(144,704)	—
Change of cumulative currency translation	—	(179,950)	—	(179,950)

As of December 31, 2016	53,372,445	(966,693)	(21,008,066)	31,397,686
Net loss	—	—	(3,127,819)	(3,127,819)
Dividend PIK	652,478	—	(652,478)	—
Change of cumulative currency translation	—	114,445	—	114,445

As of December 31, 2017	$54,024,923	$(852,248)	$(24,788,363)	$28,384,312

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

CONSOLIDATED STATEMENTS OF CASH FLOW

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	2017	2016
Cash Flows from Operating Activities
Net loss	$(3,127,819)	$(8,157,731)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	1,793,821	1,830,908
Amortization of contract right intangible asset	3,000,000	3,000,000
Amortization of debt issuance discount	169,958	642,209
Deferred tax (benefit) expense	—	206,041
Loss on disposal of property and equipment	108,492	1,872
Noncash interest expense	—	2,021,993
Noncash loan penalty	—	3,000,000
Changes in asset and liability accounts:
Accounts receivable, net	(335,318)	(400,286)
Affiliate receivable	—	819,297
Inventories	828,665	(5,278,810)
Other receivables and prepayments	36,351	(191,500)
Accounts payable	674,710	53,190
Other payables and accrued liabilities	(436,553)	261,215
Taxes payable	22,469	(45,366)

Net Cash Provided by (Used in) Operating Activities	2,734,776	(2,236,968)

Cash Flows from Investing Activities
Purchases of property and equipment	(1,125,986)	(985,298)
Proceeds from sale of property and equipment	—	10,500

Net Cash Used in Investing Activities	(1,125,986)	(974,798)

Cash Flows from Financing Activities
Principal payments on long-term debt	—	(406,250)
Borrowings (Payments) on revolver note payable, net	(1,686,095)	2,674,347
Payment on loan finance cost	(119,002)	(822,895)

Net Cash Provided by (Used in) Financing Activities	(1,805,097)	1,445,202

Effect of exchange rate on cash	13,563	(11,394)

Net Decrease in Cash and Cash Equivalents	(182,744)	(1,777,958)
Cash and Cash Equivalents, Beginning of Year	540,065	2,318,023

Cash and Cash Equivalents, End of Year	$357,321	$540,065

Supplemental Information
Cash paid for interest	$1,214,925	$2,391,644
Noncash financing activity—member contribution from loan restructuring	—	40,634,063
Noncash financing activity—dividend to member	652,478	144,704

The accompanying notes are an integral part of these consolidated financial statements.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Note 1—Organization

Copperweld Bimetallics LLC (Copperweld Bimetallics, Copperweld, or the Company) is a Delaware limited liability company located in Fayetteville, Tennessee. Copperweld is a wholly owned subsidiary of THL Credit Copperweld Holdings LLC (Parent or Holdings). Copperweld is engaged in the manufacturing and distribution of bimetallic wire and strand products for use in cable television, telecommunications, electrical utility, electronics, and other industrial and transit application.

Copperweld Bimetallics U.K. Limited (Copperweld U.K.) is a United Kingdom private company located in Telford, England. Copperweld U.K. is a wholly owned subsidiary of Copperweld Bimetallics. Copperweld Bimetallics and Copperweld U.K. are engaged in the manufacturing and distribution of bimetallic wire and strand products for use in cable television, telecommunications, electrical utility, electronics, and other industrial and transit applications. Copperweld Bimetallics and Copperweld U.K. (collectively referred to as the Company) have customers throughout the United States and the world.

Copperweld has a sales office that is registered in Ghent, Belgium (Copperweld Bimetallics LLC Europe). Copperweld Bimetallics LLC Europe was established on February 1, 2016. Prior to February 1, 2016, the respective operations were part of a sister Company (Copperweld Bimetallics Europe, SPRL) and which was not consolidated by the Company but was an affiliated entity.

Prior to September 29, 2016, the Company was a wholly owned subsidiary of Fushi Copperweld, Inc. On September 29, 2016 the holders of the Company’s senior debt (the Term loan), in accordance with its rights under the terms of the respective pledge and security agreement, exercised rights under the Term loan facilities, sold and acquired at public auction all of the equity interest of the Company, and agreed to convert all but $8.0 million of debt held by the holders of the term facility to equity (the foreclosure and auction). See further discussion in note 9.

Note 2—Significant Accounting Policies

(a) Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Copperweld Bimetallics, its branch office in Belgium and its wholly owned subsidiary, Copperweld U.K. All significant intercompany balances and transactions have been eliminated in consolidation. The Company has no investments in variable interest entities.

(b) Use of Estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant items subject to such estimates and assumptions include the useful lives of property, plant and equipment, useful lives of contract right intangible, allowances for doubtful accounts and sales returns, and valuation of deferred tax assets, property, plant and equipment, contract right intangible, inventory, and income tax uncertainties, other contingencies, and the gain recognized in conjunction with the restructuring discussion in note 9.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(c) Segment Reporting

The Company has one operating segment which is bimetallic wire and strand products. Management has chosen to organize the Company based on the type of products sold. Substantially all of the Company’s assets are located in the United States.

(d) Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

(e) Trade Accounts Receivable

Trade accounts receivable are recorded at the invoiced amount and do not bear interest. Amounts collected on trade accounts receivable are included in net cash provided by operating activities in the consolidated statements of cash flows. The Company maintains an allowance for doubtful accounts for estimated losses inherent in its accounts receivable portfolio. In establishing the required allowance, management considers historical losses adjusted to take into account current market conditions and the Company’s customers’ financial condition, the amount of receivables in dispute, and the current receivables aging and current payment patterns. The Company reviews its allowance for doubtful accounts monthly. Past-due balances over 90 days and over a specified amount are reviewed individually for collectability. Allowance for doubtful accounts was $23,421 and $36,859 for the each of the years ended December 31, 2017 and 2016. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. The Company wrote-off $36,859 and $0 of bad debt for the years ended December 31, 2017 and 2016, respectively. The Company does not have any off-balance-sheet credit exposure related to its customers.

(f) Inventories

Inventories are measured at the lower of cost and market. The cost of inventories is based on the first-in, first-out principle, and includes expenditures incurred in acquiring the inventories, production or conversion costs, and other costs incurred in bringing them to their existing location and condition. In the case of finished goods and work in progress, costs include an appropriate share of production overheads based on normal operating capacity.

(g) Other Long-Term Assets

Other long-term assets consist of unamortized debt issuance costs on a revolving credit facility.

(h) Revenue Recognition

Revenue from sales of Copper-Clad Aluminum (CCA) and Copper-Cold Steel (CCS) is recognized when all of the following conditions are met: persuasive evidence of an arrangement exists, delivery of the products has occurred, the fee is fixed or determinable and collectability is reasonably assured. The Company’s products are considered delivered at the point when the title transfers and the customer assumes the risk of loss. Delivery is evidenced by signed bills of lading for sales.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

The Company’s sales agreements do not provide customers the right of return, price protection or any other concessions. However, the Company allows for an exchange of products or return if the products are defective. For the years presented, defective product returns were immaterial.

Although most of the Company’s products are covered by its warranty programs, the terms and conditions of which vary depending on the customer and the product sold. Because the Company has not experienced any significant warranty claims in the past, the Company has not established any reserve for warranty claims or defective products.

For sales made to customers in certain countries, the Company’s sales are net of value added tax, or VAT, collected on behalf of tax authorities in respect of product sales. VAT collected from customers, net of VAT paid for purchases, is recorded as a liability in the consolidated balance sheet until it is paid to the tax authorities.

(i) Shipping and Handling Costs

Freight billed to customers is considered sales revenue and the related freight costs as a sales and marking expense. For the years ending December 31, 2017 and 2016, shipping and handling costs of $1,801,419 and $1,425,138, respectively, were recorded in sales and marketing on the consolidated statement of comprehensive loss.

(j) Property, Plant, and Equipment

Property, plant, and equipment are stated at cost. Depreciation is recognized in profit or loss on a straight-line basis over the estimated useful lives of each part of an item of property, plant, and equipment, since this most closely reflects the expected pattern of consumption of the future economic benefits embodied in the asset.

The estimated useful lives for the current and comparative periods are as follows:

Years
Buildings	40
Building improvements	3-20
Machinery and equipment	3-25
Furniture and fixtures	3-7
Computer equipment	3-5
Vehicles	3

Depreciable methods, useful lives, and residual values are reviewed at each financial year-end and adjusted if appropriate. Amortization expense and accumulated amortization are included in depreciation expense and accumulated depreciation, respectively.

(k) Intangible Assets

Intangible assets, consisting of contract rights, are amortized on a straight-line basis, which approximates the economic benefit, over its useful life of 10 years based on the contract terms.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

(l) Long-lived Assets

Long-lived assets, such as property, plant, and equipment, and purchased intangible assets subject to amortization and depreciation, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If circumstances require a long-lived asset or asset group be tested for possible impairment, the Company first compares undiscounted cash flows expected to be generated by that asset or asset group to its carrying amount. If the carrying amount of the long-lived asset or asset group is not recoverable on an undiscounted cash flow basis, an impairment is recognized to the extent that the carrying amount exceeds its fair value. Fair value is determined through various valuation techniques including discounted cash flow models, quoted market values, and third-party independent appraisals, as considered necessary.

The company reviews each quarter to assess whether events or changes in circumstances (triggering events) indicate that the carrying value of the contract right intangible may not be recoverable. If there is a triggering event, the Company then compares the undiscounted cash flow projections to the carrying value (recoverability test). If the undiscounted cash flows are less than the carrying value then the Company compares the carrying value to its fair value to assess and measure any potential impairment. The trigging events include but are not limited to: (i) a significant decrease of volume; (ii) a significant increase of cost to produce goods; (iii) a significant decrease in current period earnings before interest, taxes, depreciation and amortization (EBITDA) attributable to the contract right intangible that demonstrates continuing insufficient EBITDA associated with the use of contract right intangible; and (iv) a current expectation that is more likely than not (more than 50%), the contract right will be terminated or otherwise disposed of significantly before the end of its previously estimated useful life. The result of the evaluation of triggering events may require a further impairment analysis under ASC 360-10-35. During 2017 and 2016, the Company’s net losses were assessed as a triggering event indicating a potential that the Company’s long-lived assets may not be recoverable. As such, the Company performed a recoverability test and determined that the undiscounted cash flow projections of the assets were greater than their carrying value, therefore, the carrying value of the Company’s long-lived assets was determined to be recoverable. Furthermore, the Company is unaware of any facts that would indicate a significant volume decrease or significant increase in costs of producing the Company’s products.

(m) Foreign Currency Translation

Copperweld U.K.’s accounting records are measured using local currency (British pounds) as the functional currency. All of the assets and liabilities of the subsidiary are converted to U.S. dollars at the exchange rate in effect at the balance sheet date, income and expense accounts are translated at average rates for the period, and member’s equity accounts are translated at historical rates. The net effect of foreign currency translation adjustments is included in member’s equity as a component of accumulated other comprehensive income in the accompanying consolidated balance sheets. Foreign currency transaction gains or losses are credited or charged to income as incurred.

(n) Income Taxes

Income tax expense comprises current and deferred tax. Current tax and deferred tax are recognized in profit or loss. Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. It is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date. Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and they relate to income taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but they intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realized simultaneously.

A deferred tax asset is recognized for unused tax losses, tax credits, and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and a valuation allowance is provided to reduce the carrying amount of deferred income tax assets if it is considered more likely than not that some portion or all of the deferred income tax assets will not be realized.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company has elected to classify interest and penalties related to unrecognized tax benefits, if and when required, as part of income tax expense in the consolidated statements of comprehensive income.

(o) Leases

Payments made under operating leases are recognized in profit or loss on a straight-line basis over the term of the lease. Lease incentives received are recognized as an integral part of the total lease expense, over the term of the lease.

(p) Fair Value Measurement and Financial Instruments

The respective carrying value of certain financial instruments of the Company approximates their fair value. These instruments include cash, trade accounts receivable, long-term debt, and accounts payable. Fair values of cash, trade accounts receivables and accounts payable are assumed to approximate carrying values for these financial instruments since they are short term in nature and their carrying amounts approximate fair values, they are receivable or payable on demand, or the interest rates earned and/or paid approximate current market rates.

The Company has no assets and liabilities measured at fair value on a recurring basis.

(q) Commitments and Contingencies

Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties, and other sources are recorded when it is probable that a liability has been incurred and the amount can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred.

From time to time, the Company is subject to claims arising in the ordinary course of business. In the opinion of management, the ultimate resolution of any such claims as of December 31, 2017 and 2016 will not have a material effect on the liquidity, cash flows or financial position of the Company or on its operations.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remedial feasibility study. Such accruals are adjusted as further information develops or circumstances change. Costs of expected future expenditures for environment remediation obligations are not discounted to their present value. The Company has no accrued losses for environmental remediation obligations, and is not aware of any claims, as of December 31, 2017 and 2016, except as disclosed in footnote 13(b).

The Company has a License Agreement with Nexans Deutschland GmbH (Nexans). Pursuant to the agreement, the company must pay royalties for CCA that is produced by all of its present and future affiliated companies’ worldwide using equipment designed by Nexans (KM line). The agreement terminates on December 31, 2026. Total royalty fees under the agreement were $227,866 and $211,162 for 2017 and 2016, respectively.

(r) Reclassifications

Depreciation and amortization in the prior year consolidated statement of cash flow have been reclassified for comparative purposes to conform with the presentation of the current year financials. Total consolidated member’s equity and net loss are unchanged due to these reclassifications.

(s) Subsequent Events

The Company has evaluated events from the balance sheet date through April 25, 2018, the date at which the consolidated financial statements were available to be issued. The Company has determined that there are no other items to disclose.

Note 3—Asset Purchase

On December 11, 2013, Copperweld Bimetallics entered into an Asset Purchase Agreement (APA) and other ancillary agreements with CommScope, Inc. of North Carolina (CS) whereby Copperweld Bimetallics purchased the bimetallic manufacturing assets of CS for $38 million, including $15 million in a subordinated note (see note 8) and entered into a 10-year supply agreement to provide CS with their bimetallic wire requirements.

The assets, both tangible and intangible, are recorded at their estimated fair values as of the acquisition date. The assets purchased in the CS acquisition are presented below at their estimated fair values as of the acquisition date of December 11, 2013:

Assets:
Equipment	$8,000,000	(a)
Contract right intangible	30,000,000	(b)

Net assets acquired at fair value	$38,000,000

(a) Equipment

Under the APA, Copperweld Bimetallics purchased all of CS’s bimetallic rod and wire manufacturing equipment worldwide including all aluminum and steel copper cladding lines, drawing lines, fine wire drawing lines, furnaces, and a respooling line. Also included was all the ancillary equipment, consumables,

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

and spare parts, such as rod welders, drawing lubrication systems, drawing dies, mill rolls, etc. This equipment was developed and is specifically utilized for the manufacture of copper-clad aluminum (CCA) and copper-clad steel (CCS) rod and wire products.

(b) Contract Right Intangible

As part of the APA, the Company entered into a 10-year exclusive supply agreement with CS, pursuant to which the Company agreed to supply CS and its subsidiaries with 100% of their requirements for specified CCA and CCS products in the United States and 100% of their requirements for specified CCA products in the People’s Republic of China, or PRC, and Scotland (which products are collectively referred to as covered products). On September 29, 2016, the Company and CS entered into the Amendment to Supply Agreement, under which CS shall be required to purchase at least 80%, rather than all, of the Covered Product from the Company. Notwithstanding the obligation to buy 80% of the Covered Product from the Company, CommScope represents to the Company that CommScope intends to purchase 100% of the Covered Product from the Company. The Company also has a right of first offer under the supply agreement to be CS’s exclusive supplier if CS desires to purchase, in addition to the covered products, other CCA or CCS bimetallic wire or wire feedstock for use in the United States or other CCA bimetallic wire or wire feedstock in the PRC or Scotland. Aggregate amortization expense was $3,000,000 for both 2017 and 2016. Accumulated amortization was $12,162,000 and $9,162,000 for 2017 and 2016, respectively. Estimated amortization expense for each of the next five years is $3,000,000.

Note 4—Market Concentrations

The Company has two production facilities. One is located in Fayetteville, Tennessee, in the United States (U.S.), and the other is located in Telford, England, in the U.K. The Company sells to manufacturing companies worldwide that operate primarily in the telecommunications, electrical utility, and transportation industries.

The percentages of the Company’s gross sales from its products are as follows:

	Year ended December 31,
	2017		2016
	Amount	Percentage of Total	Amount	Percentage of Total
CCA	$33,225,129	45%	$36,064,101	47%
CCS	39,394,008	53%	39,547,939	52%
Others	1,266,146	2%	1,120,529	1%

Total	$73,885,283	100%	$76,732,569	100%

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

The United States is the only country that exceeds 10% of gross sales. The percentages of the Company’s gross sales from customers located in the United States and other countries are as follows:

	Year ended December 31,
	2017		2016
	Amount	Percentage of Total	Amount	Percentage of Total
United States	$54,279,965	73%	$59,899,681	78%
European countries	11,539,923	16%	9,740,381	13%
Other countries	8,065,395	11%	7,092,507	9%

Total	$73,885,283	100%	$76,732,569	100%

Customers’ revenue individually exceeding 10% of the Company’s total revenue are as follows:

	Year ended December 31,
	2017		2016
	Amount	Percentage of Total	Amount	Percentage of Total
Customer A	$20,722,779	28%	$25,867,989	34%

Accounts receivable from individual customers that exceeded 10% of the Company’s accounts receivable, net, are as follows:

	Year ended December 31,
	2017		2016
	Amount	Percentage of Total	Amount	Percentage of Total
Customer A	$1,068,634	15%	$1,347,726	21%
Customer B			1,080,471	17%

Total	$1,068,634	15%	$2,428,197	38%

Note 5—Inventories

Inventories consist of the following at December 31, 2017 and 2016:

	2017	2016
Raw materials	$2,919,824	$2,645,798
Work in process	2,337,446	2,957,826
Finished goods	3,416,490	3,805,384

Total inventories	$8,673,760	$9,409,008

The Company purchases raw materials from a limited number of suppliers. Ten major suppliers provided approximately 99% of the Company’s raw materials for the years ended December 31, 2017 and 2016.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Note 6—Property, Plant, and Equipment

Property, plant, and equipment consist of the following as of December 31, 2017 and 2016:

	2017	2016
Building	$2,325,886	$2,325,886
Building and improvements	855,699	569,313
Furniture and fixtures	4,599	17,499
Vehicles	70,276	70,276
Computer hardware and software	454,504	454,504
Machinery and equipment	25,593,249	24,443,368

	29,304,213	27,880,846
Less accumulated depreciation	(18,697,562)	(16,885,318)

	10,606,651	10,995,528
Land	100,726	100,726
Construction in progress	292,045	639,692

Total property, plant, and equipment, net	$10,999,422	$11,735,946

Depreciation expense was $1,793,821 and $1,830,908 for the years ended December 31, 2017 and 2016, respectively.

Construction in progress as of December 31, 2017 and 2016 primarily consists of upgrades to existing equipment.

Note 7—Letters of Credit

At December 31, 2017, the Company had no available letters of credit. At December 31, 2016, the Company had available letters of credit of $100,064, subject to certain conditions set by the bank. The Company had no letters of credit outstanding at December 31, 2017 and 2016.

Note 8—Revolver Loan Payable & Long-term Debt

Revolver Loan Payable:

	2017	2016
U.S. revolving credit facilities:
Fifth Third revolving credit facility	$5,081,009	$6,569,999
UK invoice discounting credit facility	—	188,664

Revolver Loan Payable	$5,081,009	$6,758,663

Long-term debt consists of the following:

	2017	2016
Senior loan	$8,000,000	$8,000,000

Total long-term debt	8,000,000	8,000,000
Less current portion	—	—

Long-term debt, excluding current portion	8,000,000	8,000,000
Less unamortized discount and debt issuance cost	312,732	416,976
Long-term debt, excluding current portion, net	$7,687,268	$7,583,024

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Future contractual maturities of long-term debt are as follows:

Amount
Year ending December 31,
2018	$—
2019	—
2020	—
2021	8,000,000
Thereafter	—

Principal amount	$8,000,000
Less unamortized debt issuance costs	(312,732)

Long term debt, net	$7,687,268

The $8,000,000 that matures in 2021 is held by an affiliate of the Company Parent. The Senior loan bears a contractual interest rate of 12%.

On August 31, 2010, the Company entered into a secured credit agreement (the Regions Bank revolving credit facility, which was amended on June 27, 2011 and January 17, 2013). The Regions revolving credit facility provided a $2.5 million revolving credit facility with a maturity date August 31, 2014 and a term facility up to $6.5 million, which was payable in 120 equal monthly principal payments plus interest each month until August 31, 2020, subject to the following amendments described below:

•

On June 27, 2011, the Company entered into an amendment (the First Amendment) to the credit agreement. Pursuant to which the maximum amount of the revolving credit facility was increased from $2.5 million to $4.5 million. As a result, the total facility was increased from $9 million to $11 million.

•

On December 11, 2013, the Company entered into an amendment (the Second Amendment) and repaid the $4.5 million term facility in full. Additionally, as part of this amended and restated credit and security agreement, the revolving credit facility was increased to $15 million with a maturity date of December 11, 2016.

•

On February 29, 2016, the Company entered into an amendment (the Third Amendment) which reduced the credit facility from $15 million to $10 million and shortened the maturity date from December 11, 2016 to April 30, 2016.

•	On November 10, 2016, the Company paid off the Regions Bank revolving credit facility.

On November 10, 2016, the Company entered into a secured credit agreement (the Fifth Third revolving credit facility). The Fifth Third revolving credit facility provides a $13 million revolving credit facility with a maturity date November 10, 2019. The Fifth Third revolving credit facility is secured by the assets of the Company.

The Company had balances outstanding on the revolving credit facilities of $5,081,009 and $6,569,999 as of December 31, 2017 and 2016, respectively. The interest rate for the Fifth Third revolving credit facility is based on the 30-day London Interbank Offered Rate (the LIBOR Rate) plus the applicable margin of 2.5% per annum. The Company paid an initial commitment fee of $65,000, and is also required to pay a monthly fee of 0.50% on available but unused amounts under the revolving credit facility.

On December 11, 2013, the Company entered into a credit and security agreement with a lender that provided for a term facility in the amount of $32.5 million (Term loan), which is payable in quarterly payments of $406,250 through September 2018, with the remaining balance due at maturity on

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

December 11, 2018. The annual interest rate on the outstanding principal balance was 12%, payable quarterly. The term facility was secured by substantially all the assets of the Company.

On December 11, 2013, the Company entered into a subordinated credit and security agreement (Subordinated debt) that provided for a term facility in the amount of $15 million, which matures in June 2019. The annual interest rate (8.0%) as of December 31, 2013 on the outstanding principal balance was payable quarterly, half (4%) in cash and half (4%) in payment in kind (PIK). The applicable PIK interest rate per the agreement was to be 4.0% through 2017, 6% through 2018, and 8% through 2019.

The Company’s debt agreements contained certain quarterly and annual financial covenants, customary events of default and covenants, including covenants that restrict the ability of the Company to incur certain additional indebtedness, create or permit liens on assets, engage in mergers or consolidations, and certain restrictive financial covenants. If any event of default shall have occurred and be continuing, the lenders may have elected to declare the loan immediately due and payable.

The Company was also not in compliance with covenants for the revolver and the Term loan during 2016.

As part of the lender’s foreclosure proceedings described in note (9), all events of noncompliance were waived by the holders of the Term loan and the Subordinated debt. All but $8 million of remaining long-term debt was forgiven on September 29, 2016.

Copperweld U.K.

Copperweld U.K. maintains an invoice discounting credit facility with a limit of approximately £375,000. The facility provides cash advances of 85% of approved sales ledger which are secured by trade accounts receivable of Copperweld U.K. The facility automatically renews every year based on an annual review conducted by the financing institute. Copperweld U.K. is required to maintain a projected turnover each 12-month period and a minimum net worth of £750,000 at all times if the credit facility has an outstanding balance. The facility had a balance outstanding of $0 and $188,664 as of December 31, 2017 and 2016, respectively. Copperweld UK was in compliance with all covenants related to its credit facility as of December 31, 2017 and 2016.

Note 9—Debt Restructuring (the Restructuring)

On September 29, 2016 the holders of the Company’s Term loan (see note 8), in accordance with their rights under the terms of the applicable pledge and security agreement, exercised rights under the Term loan facilities, sold and acquired at public auction all of the equity interest of the Company, and agreed to convert all but $8.0 million of Term Loan to equity (the foreclosure and auction). As a result of this transaction, the former holders of Term loan now hold a controlling equity interest in the Company. The remaining $8.0 million of debt bears interest at 12% and matures on October 5, 2021. As part of their agreement, these lenders also waived all past events of covenant noncompliance with the previous debt agreements. In connection with the restructuring of the Company’s Term loan, the Subordinated debt was deemed cancelled in exchange for an equity interest in the Company.

As of September 29, 2016, as a result of the restructuring, the equity held by the previous holders of the Company’s Term loan includes 90% interest in the Company’s parent, THL Credit Copperweld Holdings LLC. The equity held by the previous holders of the Company’s Subordinated debt includes 10% interest in the Company’s parent, THL Copperweld Holdings LLC.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

In conjunction with the Restructuring, the Company recognized a member contribution to equity of $40.6 million on debt exchanged for equity.

Note 10—Operating Leases

The Company leases certain property and equipment under the terms of operating lease agreements expiring June 2017 through March 2020. Rent expense under these leases was approximately $337,675 and $316,941 for the years ended December 31, 2017 and 2016, respectively. Future minimum rentals for years subsequent to December 31, 2017 and in the aggregate are as follows:

Amount
Year ending December 31,
2018	$209,524
2019	215,114
2020	195,759
2021	—
2022	—
Thereafter	—

$620,397

Note 11—Income Taxes

Income tax expense (benefit) consists of the following:

	Other Comprehensive Income	Current	Deferred	Total
Year ended December 31, 2017:
US federal	$—	$—	$—	$—
State and local	—	—	—	—

	$—	$—	$—	$—

Year ended December 31, 2016:
US federal	$—	$—	$189,937	$189,937
State and local	—	—	16,104	16,104

	$—	$—	$206,041	$206,041

A reconciliation of federal income tax expense (benefit) at the statutory rate to the Company’s actual income tax expense for the years ended December 31, 2017 and 2016 is shown below:

	2017	2016
Computed at statutory rate (21% and 34%)	$(656,842)	$(2,703,575)
Nondeductible expenses and other permanent differences	9,767	8,314
State income taxes	(134,183)	(341,128)
Permanent differences—debt restructure	—	6,316,278
Foreign rate differential and valuation allowance	781,258	(3,073,848)

Income tax expense (benefit)	$—	$206,041

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Components of the net deferred tax assets and liabilities are as follows:

	2017	2016
Deferred tax assets:
Accrued wages and compensated absences	$42,101	$85,016
Losses from foreign subsidiary	308,765	321,506
Net operating loss carryforward	1,327,233	774,275
Depreciation—Section 179 carryforward	—	58,709
Property and equipment, principally due to depreciation	324,162	125,459

	2,002,261	1,364,965

Deferred tax liabilities:
Depreciation from foreign subsidiary	(102,547)	(67,118)

	(102,547)	(67,118)
Valuation allowance	(1,899,714)	(1,297,847)

Net deferred tax asset	$—	$—

On September 29, 2016, the Company’s holders of Term debt, in accordance with their rights under the terms of its applicable pledge and security agreement, exercised rights under the Term loan facilities, and acquired at public auction all the equity interest of the Company, and exchanged the majority of its debt for equity.

Starting from October 6, 2016, the Company filed tax returns as a standalone entity.

Prior to October 5, 2016, the Company’s federal income taxes were filed as part of a consolidated return with Fushi Copperweld, Inc., the Company’s former owner. The Company historically prepared its tax provision as if it filed a separate federal return.

The Company’s subsidiary, Copperweld U.K., located in the United Kingdom, files tax returns in the United Kingdom. The losses recorded related to this subsidiary are not recognized for tax purposes in the United States until the investment is disposed as the Company treats income of the subsidiary as permanently reinvested. The Company has not provided U.S. income taxes of $1,543,824 and $1,607,532 as of December 31, 2017 and 2016, respectively, of accumulated undistributed losses of its Copperweld U.K. subsidiary. Additionally, the Company’s cash balances at Copperweld U.K. were $229,093 and $60,539 as of December 31, 2017 and 2016, respectively. The Company does not intend to repatriate future earnings of Copperweld U.K. and would need to consider the tax implications if these funds were repatriated.

There was valuation allowance for domestic deferred tax assets of $1,693,496 and $1,043,459 as of December 31, 2017 and 2016, respectively. There was a valuation allowance for foreign deferred tax asset of $206,218 and $254,388 as of December 31, 2017 and 2016, respectively. Total valuation allowance was $1,899,714 and $1,297,847 as of December 31, 2017 and 2016, respectively. The net change in the valuation allowance was $601,867 and ($3,091,437) for the year ended December 31, 2017 and 2016, respectively.

The valuation allowance reduces the deferred tax assets to the amounts that are more likely than not to be realized, which include substantially all deferred tax assets. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible and NOL’s can be applied. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment.

As noted in note (9), the majority of the Company’s debt was satisfied through the foreclosure and auction in September 2016. Through these transactions, a significant portion of the Term Loan debt was canceled and the previous lenders became equity holders in the Company. As a result of this transaction, substantially all of the deferred tax assets from federal NOL prior to the ownership change date, October 5, 2016 were either applied or lost.

The Company would have needed to generate significant future taxable income in order to fully realize the domestic deferred tax assets for federal income tax. Since the company has incurred net loss during a three-year period that includes the current year and the prior two years, a valuation allowance of $1,693,496 and $1,043,459 against the domestic deferred tax assets were accrued as of December 31, 2017 and 2016, respectively.

The tax returns of the U.S. Entities are subject to U.S. income tax examination by tax authorities. Both federal and state income tax return are subject to audit for the years from 2013 to 2017. Fushi Copperweld Inc.’s consolidated federal income tax return of fiscal year 2013 was previously under audit from the Internal Revenue Service (IRS). On June 17, 2016, the IRS completed its audit of 2013 with no additional taxes owed by the Company. The Company’s consolidated tax returns for fiscal years 2014, 2015, and 2016 are the remaining potential years for selection. The Company’s tax return for fiscal years 2016 and 2017 are the remaining potential years for selection.

The Company recognizes in the consolidated financial statements the impact of a tax position, if that position is more likely than not of being sustained upon examination, based on the technical merits of the position. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. The company has analyzed potential liability for uncertain tax positions, and has not accrued for uncertain tax positions or unrecognized tax positions as of December 31, 2017 and 2016. As of December 31, 2017 and 2016, the Company did not have any unrecognized tax benefits and thus no interest or penalties related to unrecognized tax benefits were recorded. In addition, the Company does not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months.

Note 12—401(k) and Profit Sharing Plan

Copperweld Bimetallics U.S. employees are provided a 401(k) plan. U.S. employees are eligible for the defined contribution plan after three months of full-time employment. Employee deferrals and company matching are 100% vested immediately upon eligibility. Copperweld Bimetallics matches up to 4% for participating employees. The cost recognized by the Company for matching contributions was $138,437 and $125,980 for the years ended December 31, 2017 and 2016, respectively.

Copperweld U.K. operates a defined contribution pension scheme for employees. All U.K. employees are eligible to join the pension on satisfactory completion of their trial period, which is typically three months. U.K. employees can contribute as much as they like subject to current U.K. laws, but the Company will match only the first 2.5% of gross pay in the current year. The assets of the scheme are held separately from those of the company. The annual contributions payable are charged to expense. The cost recognized by the Company was approximately $10,140 and $8,222 for the years ended December 31, 2017 and 2016, respectively.

COPPERWELD BIMETALLICS LLC AND SUBSIDIARY

(A SUBSIDIARY OF THL CREDIT COPPERWELD HOLDINGS LLC)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

Note 13—Commitments and Contingencies

(a) Product Warranties

The Company’s product warranties against technical defects of its copper-clad products wires vary, depending on sales orders with each customer. The warranties require the Company to replace defective components and pay for the losses customers incur from defective products or a certain percentage of the selling price as liquidated damages for the Company’s failure to meet the specified product specifications and packaging requirements in the sales orders. The Company has not established any reserves for potential warranty claims as historically they have experienced few warranty claims for their products for amounts that were not material.

(b) Environmental Remediation Obligations

The Company’s operations are subject to extensive regulations governing the creation, use, transportation and disposal of wastes and hazardous substances, air and water emissions, remediation, workplace exposure and other environmental matters. The costs of complying with such laws and regulations, including participation in assessments and clean-ups of sites, as well as internal voluntary programs, can be significant and will continue to be so for the foreseeable future. Future environmental regulations could impose stricter compliance requirements on the Company and the end markets that they serve. Additional pollution control equipment, process changes, or other environmental control measures may be needed at some of the Company’s facilities to meet future requirements. Additionally, evolving regulatory standards and expectations could result in increased litigation and/or increased costs of compliance with environmental laws, all of which could have a material and adverse effect on our business, financial condition, results of operations and cash flows.

Environmental matters for which the Company may be liable may arise in the future at the Company’s present sites, at previously owned sites, sites previously operated by the Company, or sites owned by the Company’s predecessors. The Comprehensive Environmental Response, Compensation, and Liability Act (CERCLA), established responsibility for clean-up without regard to fault for persons who have released or arranged for disposal of hazardous substances at sites that have become contaminated and for persons who own or operate contaminated facilities.

In many cases, courts have imposed joint and several liability on parties at CERCLA clean-up sites. The Company’s Fayetteville location is located an industrial use area, which may have been contaminated by pollutants which may have migrated from neighboring facilities or have been released by prior occupants. Some of the Company’s properties have been affected by releases of cutting oils and similar materials, and the Company is investigating and remediating such known contamination pursuant to applicable environmental laws. Although the costs of these clean-ups are not reasonably estimable at this time, the Company does not expect for the ultimate resolution to have a material effect on the Company’s consolidated financial statements.

The Company is currently participating in funding an environmental investigation for a Superfund Site for Chemetco, a secondary copper smelting facility in Southern Illinois, which operated from 1970 to 2001 and to which the Company, along with hundreds of other companies, indirectly shipped scrap metal for recycling. A reasonable estimate of the possible loss or range of loss cannot be made until the site investigation and cleanup plan, as well as the Environmental Protection Agency’s review of all shipping records, are complete.

5,617,978 Shares

THL Credit, Inc.

Common Stock

PROSPECTUS SUPPLEMENT

APRIL 17, 2020